As filed with the Securities and Exchange Commission on July 31, 1998
                       Registration No. 33-4038; 811-4614
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
--------------------------------------------------------------------------------
                                    FORM N-1A
         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [ ]

                               Post-Effective Amendment No. 37             [X]
                                     and
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ ]

                                  Amendment No. 38                         [X]

                        (Check appropriate box or boxes)
                           ------------------------
                               NATIONS FUND, INC.
               (Exact Name of Registrant as specified in Charter)
                                111 Center Street
                           Little Rock, Arkansas 72201
          (Address of Principal Executive Offices, including Zip Code)
                           --------------------------
       Registrant's Telephone Number, including Area Code: (800) 321-7854
                              Richard H. Blank, Jr.
                                c/o Stephens Inc.
                                111 Center Street
                           Little Rock, Arkansas 72201
                     (Name and Address of Agent for Service)
                                 With copies to:

           Robert M. Kurucza, Esq.                    Carl Frischling, Esq.
           Marco E. Adelfio, Esq.                     Kramer, Levin, Naftalis
           Morrison & Foerster LLP                    & Frankel
           2000 Pennsylvania Ave., N.W., Suite 5500   919 Third Avenue
           Washington, D.C.  20006                    New York, New York  10022

It is proposed that this filing will become effective (check appropriate box):

[X] Immediately upon filing pursuant to Rule 485(b); or [ ] on (date) pursuant to Rule 485(b), or

[ ] 60 days after filing pursuant to Rule 485(a), or    [ ] on  (date) pursuant
                                                            to Rule 485(a)

[ ] 75 days after filing pursuant to paragraph (a)(2)   [ ] on (date) pursuant
                                                            to paragraph (a)(2)
                                                            of Rule 485
If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE

      This Post-Effective Amendment No. 37 to the Registration Statement of Nations Fund, Inc. (the "Company") is being provided to update financial information and other non-material changes.

                               NATIONS FUND, INC.
                              CROSS REFERENCE SHEET

Part A
Item No.                                        Prospectus
--------                                        ----------
 1.   Cover Page ............................   Cover Page

 2.   Synopsis ..............................   Expenses Summary

 3.   Condensed Financial Information .......   Financial Highlights;
                                                How Performance Is Shown

 4.   General Description of Registrant .....   Cover Page; Objectives; How
                                                Objectives Are Pursued;
                                                Organization And History

 5. Management of the Fund ..................   How The Funds Are Managed

 6. Capital Stock and Other Securities ......   How To Buy Shares; How The
                                                Funds Value Their Shares; How
                                                Dividends And Distributions
                                                Are Made; Tax Information
 7. Purchase of Securities Being Offered ....   Cover Page; How To Buy Shares

 8. Redemption or Repurchase ................   How To Redeem Shares; How To
                                                Exchange Shares

 9. Legal Proceedings .......................   Organization And History

Part B
Item No.
--------
10. Cover Page...............................   Cover Page

11. Table of Contents........................   Table Of Contents

12. General Information and History..........   Introduction

13. Investment Objectives and Policies.......   Additional Information On Fund
                                                Investments

14. Management of the Registrant.............   Directors And Officers


15. Control Persons and Principal  Holders
    of Securities............................   Miscellaneous -- Certain
                                                Record Holders

16. Investment Advisory and Other Services...   Investment Advisory,
                                                Administration,
                                                Custody, Transfer Agency,
                                                Shareholder Servicing And
                                                Distribution Agreements

17. Brokerage Allocation ....................   Fund Transactions And
                                                Brokerage -- General Brokerage
                                                Policy

18. Capital Stock and Other Securities.......   Description Of Shares;
                                                Investment Advisory,
                                                Administration, Custody,
                                                Transfer Agency, Shareholder
                                                Servicing And Distribution
                                                Agreements -- The Company And
                                                Its Common Stock

19. Purchase, Redemption and Pricing
    of Securities Being Offered..............   Net Asset Value -- Purchases
                                                And Redemptions

20. Tax Status...............................   Additional Information
                                                Concerning Taxes

21. Underwriters.............................   Investment Advisory,
                                                Administration,
                                                Custody, Transfer Agency,
                                                Shareholder Servicing and
                                                Distribution Agreements --
                                                Distributor

22. Calculation of Performance Data..........   Additional Information On
                                                Performance


23. Financial Statements.....................   Independent Accountant And
                                                Reports
Part C
Item No.                                     Other Information

                                             Information required to be included
                                             in Part C is set forth under the
                                             appropriate Item, so numbered, in
                                             Part C of this Document

Prospectus
                                                                Primary A Shares
                                                                 August 1, 1998
MONEY MARKET FUNDS
Nations Prime Fund
Nations Treasury Fund
Nations Government Money Market Fund
Nations Tax Exempt Fund

EQUITY FUNDS
Nations Value Fund
Nations Equity Income Fund
Nations Emerging Growth Fund
Nations Small Company Growth Fund
Nations Disciplined Equity Fund

Nations Capital Growth Fund

Nations Marsico Focused Equities Fund
Nations Marsico Growth & Income Fund
Nations International Equity Fund
Nations International Growth Fund
Nations International Value Fund
Nations Emerging Markets Fund

Nations Pacific Growth Fund


INDEX FUNDS
Nations Equity Index Fund
Nations Managed Index Fund
Nations Managed SmallCap Index Fund
Nations Managed Value Index Fund
Nations Managed SmallCap Value Index Fund
BALANCED FUND
Nations Balanced Assets Fund
BOND FUNDS
Nations U.S. Government Bond Fund
Nations Short-Intermediate Government Fund
Nations Government Securities Fund
Nations Short-Term Income Fund
Nations Diversified Income Fund

Nations Strategic Fixed Income Fund
TAX-EXEMPT BOND FUNDS:
Nations Short-Term Municipal Income Fund
Nations Intermediate Municipal Bond Fund
Nations Municipal Income Fund


[NATIONS FUNDS]





Investment Adviser: NationsBanc Advisors, Inc.
Investment Sub-Adviser: TradeStreet Investment Associates, Inc.
Investment Sub-Adviser: Gartmore Global Partners
Investment Sub-Adviser: Boatmen's Capital Management, Inc.
Investment Sub-Adviser: Brandes Investment Partners, L.P.
Investment Sub-Adviser: Marsico Capital Management, LLC
Distributor: Stephens Inc.


TR-96127-8/98

Prospectus
                                                                Primary A Shares
                                                                  August 1, 1998


This Prospectus describes the investment portfolios listed in the column to the right (each a "Fund") of Nations Fund Trust, Nations Fund, Inc. and Nations Fund Portfolios, Inc. ("Nations Portfolios"), each an open-end management investment company in the Nations Funds Family ("Nations Funds" or "Nations Funds Family"). This Prospectus describes one class of shares of each Fund -- Primary A Shares.


Nations Prime Fund, Nations Treasury Fund, Nations Government Money Market Fund and Nations Tax Exempt Fund (the "Money Market Funds") seek to maintain a net asset value of $1.00 per share.

Investments in the Money Market Funds are neither insured nor guaranteed by the U.S. Government and there can be no assurance that these Funds will be able to maintain a stable net asset value of $1.00 per share.


This Prospectus sets forth concisely the information about each Fund that a prospective purchaser of Primary A Shares should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios is contained in a separate Statement of Additional Information (the "SAI"), that has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by writing or calling Nations Funds at its address or telephone number shown below. The SAI for Nations Funds, dated August 1, 1998, is incorporated by reference in its entirety into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference in this Prospectus and other information regarding registrants that file electronically with the SEC. NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to each of the Funds. Gartmore Global Partners ("Gartmore") is the investment sub-adviser to Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations International Growth Fund, Boatmen's Capital Management, Inc. ("Boatmen's") is the investment sub-adviser to Nations U.S. Government Bond Fund, Brandes Investment Partners, L.P. ("Brandes") is the investment sub-adviser to Nations International Value Fund and Marsico Capital Management, LLC ("Marsico Capital") is the investment sub-adviser to Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund. TradeStreet Investment Associates, Inc. ("TradeStreet") is the investment sub-adviser to all other Nations Funds. As used herein the term "Adviser" shall mean NBAI, TradeStreet, Gartmore, Boatmen's, Brandes and/or Marsico Capital as the context may require, see "How The Funds Are Managed."

SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE SERVICES TO NATIONS FUNDS, FOR WHICH THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR NATIONS FUNDS.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MONEY MARKET FUNDS:
Nations Prime Fund
Nations Treasury Fund
Nations Government Money Market Fund
Nations Tax Exempt Fund

EQUITY FUNDS:
Nations Value Fund
Nations Equity Income Fund
Nations Emerging Growth Fund
Nations Small Company Growth Fund
Nations Disciplined Equity Fund

Nations Capital Growth Fund

Nations Marsico Focused Equities Fund
Nations Marsico Growth & Income Fund
Nations International Equity Fund
Nations International Growth Fund
Nations International Value Fund
Nations Emerging Markets Fund

Nations Pacific Growth Fund


INDEX FUNDS:
Nations Equity Index Fund
Nations Managed Index Fund
Nations Managed SmallCap Index Fund
Nations Managed Value Index Fund
Nations Managed SmallCap Value Index Fund

BALANCED FUND:
Nations Balanced Assets Fund

BOND FUNDS:
Nations U.S. Government Bond Fund
Nations Short-Intermediate Government Fund
Nations Government Securities Fund
Nations Short-Term Income Fund
Nations Diversified Income Fund

Nations Strategic Fixed Income Fund

TAX-EXEMPT BOND FUNDS:
Nations Short-Term Municipal Income Fund
Nations Intermediate Municipal Bond Fund
Nations Municipal Income Fund


For Fund information call:
1-800-765-2668


Nations Funds
c/o Stephens Inc.
One NationsBank Plaza
33rd Floor
Charlotte, NC 28255


[NATIONS FUNDS LOGO]





TR-96127-8/98

                             Table of Contents

                              About the Funds


Prospectus Summary                                                            3
--------------------------------------------------------------------------------

Expenses Summary                                                              6

--------------------------------------------------------------------------------


Objectives                                                                   10

--------------------------------------------------------------------------------


How Objectives Are Pursued                                                   11

--------------------------------------------------------------------------------


How Performance Is Shown                                                     31

--------------------------------------------------------------------------------


How The Funds Are Managed                                                    33

--------------------------------------------------------------------------------


Organization And History                                                     39

--------------------------------------------------------------------------------

                              About Your Investment

How To Buy Shares                                                            41

--------------------------------------------------------------------------------

 How To Redeem Shares                                                        42

 -------------------------------------------------------------------------------


How To Exchange Shares                                                       42

--------------------------------------------------------------------------------


How The Funds Value Their Shares                                             43

--------------------------------------------------------------------------------

How Dividends And Distributions Are Made;
Tax Information                                                              43


--------------------------------------------------------------------------------


Financial Highlights                                                         45

--------------------------------------------------------------------------------


Appendix A -- Portfolio Securities                                           76

--------------------------------------------------------------------------------


Appendix B -- Description Of Ratings

--------------------------------------------------------------------------------



                          No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Funds' SAI incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by Nations Funds or its distributor. This Prospectus does not constitute an offering by Nations Funds or by the distributor in any jurisdiction in which such offering may not lawfully be made.

About The Funds


 Prospectus Summary
o Type of Companies: Open-end management investment companies.

o Investment Objectives and Policies:


o Money Market Funds:


 o Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.


 o Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.


 o Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.


 o Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.


o Equity Funds:


 o Nations Value Fund's investment objective is to seek growth of capital by investing in companies that are believed to be undervalued.



 o Nations Equity Income Fund's investment objective is to seek current income and growth of capital by investing primarily in companies with above-average dividend yields.



 o Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.


 o Nations Small Company Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities.


 o Nations Disciplined Equity Fund's investment objective is to seek growth of capital by investing in companies that are expected to produce significant increases in earnings per share.



 o Nations Capital Growth Fund's investment objective is to seek growth of capital by investing in companies that are believed to have superior earnings growth potential.



 o Nations Marsico Focused Equities Fund's investment objective is to seek long-term growth of capital. It is a non-diversified fund that pursues its objective by normally investing in a core position of 20-30 common stocks.


 o Nations Marsico Growth & Income Fund's investment objective is to seek long-term growth of capital with a limited emphasis on income. Under normal circumstances, the Fund pursues its objective by investing up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities that have income potential.


 o Nations International Equity Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.


 o Nations International Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.


 o Nations International Value Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.

 o Nations Emerging Markets Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in emerging market countries, such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East, Africa and India.



 o Nations Pacific Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in the Pacific Basin and the Far East (excluding Japan).



o Index Funds:



 o Nations Equity Index Fund's investment objective is to seek investment results that correspond, before fees and expenses, to the total return of the Standard & Poor's 500 Composite Stock Price Index.


 o Nations Managed Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index.


 o Nations Managed SmallCap Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the Standard & Poor's SmallCap 600 Index.



 o Nations Managed Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P 500/BARRA Value Index.


 o Nations Managed SmallCap Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P SmallCap 600/BARRA Value Index.


o Balanced Fund:


 o Nations Balanced Assets Fund's investment objective is to seek total return by investing in equity and fixed income securities.


o Bond Funds:



 o Nations U.S. Government Bond Fund's investment objective is to seek total return and preservation of capital by investing in U.S. Government securities and repurchase agreements collateralized by such securities.



 o Nations Short-Intermediate Government Fund's investment objective is to seek high current income consistent with modest fluctuation of principal. The Fund invests primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


 o Nations Government Securities Fund's investment objective is to seek high current income consistent with moderate fluctuation of principal. The Fund invests primarily in intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


 o Nations Short-Term Income Fund's investment objective is to seek high current income consistent with minimal fluctuation of principal. The Fund invests in investment grade debt securities.

 o Nations Diversified Income Fund's investment objective is to seek total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.



 o Nations Strategic Fixed Income Fund's investment objective is to seek total return by investing in investment grade fixed income securities.


o Tax-Exempt Bond Funds:



 o Nations Short-Term Municipal Income Fund's investment objective is to seek high current income exempt from Federal income tax consistent with minimal fluctuation of principal. The Fund invests in investment grade, short-term municipal securities.


 o Nations Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.



 o Nations Municipal Income Fund's investment objective is to seek high current income exempt from Federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

o Investment Adviser: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NBAI provides investment management services to more than 60 investment company portfolios in the Nations Funds Family. TradeStreet Investment Associates, Inc., an affiliate of NBAI, provides investment sub-advisory services to certain of the Funds, Gartmore Global Partners provides investment sub-advisory services to Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations International Growth Fund, Boatmen's Capital Management, Inc. provides investment sub-advisory services to Nations U.S. Government Bond Fund, Brandes Investment Partners, L.P. provides investment sub-advisory services to Nations International Value Fund and Marsico Capital Management, LLC provides investment sub-advisory services to Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund. For more information about the investment adviser and investment sub-advisers to the Nations Funds, see "How The Funds Are Managed."


o Dividends and Distributions: Dividends from net investment income are declared and paid monthly by Nations Capital Growth Fund, Nations Disciplined Equity Fund, Nations Equity Income Fund, Nations Managed Index Fund, Nations Value Fund and Nations Small Company Growth Fund. Dividends from net investment income are declared and paid annually by Nations International Growth Fund and Nations International Value Fund. All other Equity Funds, Index Funds and the Balanced Fund declare and pay dividends from net investment income each calendar quarter. The Money Market Funds, the Bond Funds and the Tax-Exempt Bond Funds declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains, are distributed at least annually.


o Risk Factors: Although NBAI, together with the sub-advisers, seek to achieve the investment objective of each Fund, there is no assurance that they will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the stocks the Fund holds may decline over short or even extended periods. The U.S. stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, the stock markets, as measured by the S&P 500 Index (as defined below) and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue. In addition, certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities, including U.S. Government Obligations (as defined below), will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not issued or guaranteed by the U.S. Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Certain of the Funds' investments may constitute derivative securities. Certain types of derivative securities can, under particular circumstances, significantly increase an investor's exposure to market and other risks. Certain of the Funds invest in foreign securities, which present additional risks associated with international investing, including, among others, heightened economic and political risk, as well as foreign currency risk. For a discussion of these and other factors, see "How Objectives Are Pursued -- Risk Considerations", "How Objectives Are Pursued -- Restraints on Investments by Money Market Funds", "How Objectives Are Pursued -- Special Risk Considerations Relevant to an Investment in the International Funds" and "Appendix A."


o Minimum Purchase: $250,000 minimum initial investment per record holder. See "How To Buy Shares."

     Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Primary A Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.



NATIONS FUNDS MONEY MARKET FUNDS PRIMARY A SHARES





                                                                            Nations Prime
Shareholder Transaction Expenses                                                Fund
Sales Load Imposed on Purchases                                                None
Deferred Sales Charge                                                          None
Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fees (After Fee Waivers)                                           .16%
Other Expenses (After Expense Reimbursements)                                 .14%
Total Operating Expenses (After Fee Waivers and Expense Reimbursements)       .30%



                                                                                               Nations
                                                                                            Government
                                                                              Nations      Money Market   Nations Tax
Shareholder Transaction Expenses                                           Treasury Fund       Fund       Exempt Fund
Sales Load Imposed on Purchases                                                None           None           None
Deferred Sales Charge                                                          None           None           None
Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fees (After Fee Waivers)                                           .16%            .14%          .16%
Other Expenses (After Expense Reimbursements)                                 .14%            .16%          .14%
Total Operating Expenses (After Fee Waivers and Expense Reimbursements)       .30%            .30%          .30%



NATIONS FUNDS EQUITY FUNDS PRIMARY A SHARES





                                                                          Nations
                                                            Nations      Emerging
Shareholder                              Nations Value   Equity Income    Growth
Transaction Expenses                         Fund             Fund         Fund
Sales Load Imposed on Purchases              None             None         None
Deferred Sales Charge                        None             None         None
Annual Fund Operating
Expenses
(as a percentage of average net
assets)
Management Fees (After Fee Waivers)        .75%             .63%            .75%
Other Expenses (After Expense
 Reimbursements)                           .19%             .23%            .23%
Total Operating Expenses (After Fee
 Waivers and Expense Reimbursements)       .94%             .86%            .98%



                                        Nations
                                         Small       Nations    Nations      Nations
                                        Company   Disciplined   Capital      Marsico
Shareholder                              Growth      Equity      Growth      Focused
Transaction Expenses                      Fund        Fund        Fund    Equities Fund
Sales Load Imposed on Purchases           None        None        None         None
Deferred Sales Charge                     None        None        None         None
Annual Fund Operating
Expenses
(as a percentage of average net
assets)
Management Fees (After Fee Waivers)         .75%      .75%          .75%       .85%
Other Expenses (After Expense
 Reimbursements)                            .20%      .23%          .20%       .40%
Total Operating Expenses (After Fee
 Waivers and Expense Reimbursements)        .95%      .98%          .95%      1.25%

               NATIONS FUNDS EQUITY/INDEX FUNDS PRIMARY A SHARES





                                           Nations
                                          Marsico        Nations          Nations
Shareholder                               Growth &    International   International
Transaction Expenses                    Income Fund    Equity Fund     Growth Fund
Sales Load Imposed on Purchases            None            None            None
Deferred Sales Charge                      None            None            None
Annual Fund Operating
Expenses
(as a percentage of average net
assets)
Management Fees (After Fee Waivers)        .85%            .90%            .90%
Other Expenses (After Expense
 Reimbursements)                           .40%            .24%            .22%
Total Operating Expenses (After Fee
 Waivers and Expense Reimbursements)      1.25%           1.14%           1.12%



                                           Nations         Nations       Nations       Nations
Shareholder                             International     Emerging       Pacific       Equity
Transaction Expenses                      Value Fund    Markets Fund   Growth Fund   Index Fund
Sales Load Imposed on Purchases             None           None          None          None
Deferred Sales Charge                       None           None          None          None
Annual Fund Operating
Expenses
(as a percentage of average net
assets)
Management Fees (After Fee Waivers)         .90%           1.10%           .90%         .20%
Other Expenses (After Expense
 Reimbursements)                           .22%             .47%           .47%         .15%
Total Operating Expenses (After Fee
 Waivers and Expense Reimbursements)      1.12%            1.57%          1.37%         .35%



NATIONS FUNDS INDEX/BALANCED FUNDS PRIMARY A SHARES





                                                                                                    Nations
                                                                         Nations       Nations      Managed
                                                            Nations      Managed      Managed       SmallCap      Nations
                                                            Managed     SmallCap    Value Index   Value Index    Balanced
Shareholder Transaction Expenses                          Index Fund   Index Fund       Fund          Fund      Assets Fund
Sales Load Imposed on Purchases                             None         None          None          None         None
Deferred Sales Charge                                       None         None          None          None         None
Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fees (After Fee Waivers)                         .30%         .30%         .30%          .30%           .75%
Other Expenses (After Expense Reimbursements)               .20%         .20%         .20%          .20%           .33%
Total Operating Expenses (After Fee Waivers and Expense
 Reimbursements)                                            .50%         .50%         .50%          .50%          1.08%



NATIONS FUNDS BOND FUNDS PRIMARY A SHARES





                                                                          Nations
                                                            Nations       Short-        Nations      Nations
                                                             U.S.      Intermediate   Government   Short-Term     Nations
                                                          Government    Government    Securities     Income     Diversified
Shareholder Transaction Expenses                           Bond Fund       Fund          Fund         Fund      Income Fund
Sales Load Imposed on Purchases                             None          None          None         None          None
Deferred Sales Charge                                       None          None          None         None          None
Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fees (After Fee Waivers)                         .40%          .40%           .50%        .30%          .50%
Other Expenses (After Expense Reimbursements)               .20%          .21%           .35%        .26%          .23%
Total Operating Expenses (After Fee Waivers and Expense
 Reimbursements)                                            .60%          .61%           .85%        .56%          .73%

             NATIONS FUNDS TAX-EXEMPT BOND FUNDS PRIMARY A SHARES





                                                                                            Nations
                                                                              Nations     Short-Term      Nations      Nations
                                                                             Strategic     Municipal   Intermediate   Municipal
                                                                           Fixed Income     Income       Municipal     Income
Shareholder Transaction Expenses                                               Fund          Fund        Bond Fund      Fund
Sales Load Imposed on Purchases                                               None          None          None          None
Deferred Sales Charge                                                         None          None          None          None
Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fees (After Fee Waivers)                                           .50%           .17%         .34%           .42%
Other Expenses (After Expense Reimbursements)                                 .20%           .23%         .16%           .18%
Total Operating Expenses (After Fee Waivers and Expense Reimbursements)       .70%           .40%         .50%           .60%


Examples: You would pay the following expenses on a $1,000 investment in Primary A Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.




                                    Nations
                                  Government
             Nations    Nations     Money       Nations                   Nations        Nations    Nations Small     Nations
              Prime    Treasury     Market    Tax Exempt     Nations       Equity       Emerging       Company      Disciplined
              Fund       Fund        Fund        Fund      Value Fund   Income Fund   Growth Fund    Growth Fund    Equity Fund
1 Year         $ 3        $ 3        $ 3          $ 3         $ 10          $  9          $ 10           $ 10          $ 10
3 Years        $10        $10        $10          $10         $ 30          $ 27          $ 31           $ 30          $ 31
5 Years        $17        $17        $17          $17         $ 53          $ 48          $ 54           $ 53          $ 54
10 Years       $38        $38        $38          $38         $117          $106          $120           $117          $120




                           Nations
                           Marsico      Nations
               Nations     Focused     Marsico        Nations
              Capital     Equities     Growth &    International
            Growth Fund     Fund     Income Fund    Equity Fund
1 Year          $ 10        $ 13         $ 13           $ 12
3 Years         $ 30        $ 40         $ 40           $ 36
5 Years         $ 53        $ 69         $ 69           $ 63
10 Years        $117        $151         $151           $139



                                             Nations
                Nations        Nations      Emerging     Nations       Nations
            International   International    Markets     Pacific       Equity
             Growth Fund      Value Fund      Fund     Growth Fund   Index Fund
1 Year           $ 11            $ 11         $ 16         $ 14         $ 4
3 Years          $ 36            $ 36         $ 50         $ 43         $11
5 Years          $ 62            $ 62         $ 86         $ 75         $20
10 Years         $136            $136         $187         $165         $44




                                                     Nations                               Nations
                           Nations      Nations      Managed     Nations     Nations       Short-        Nations      Nations
              Nations      Managed      Managed     SmallCap    Balanced      U.S.      Intermediate   Government   Short-Term
              Managed     SmallCap       Value        Value      Assets    Government    Government    Securities     Income
            Index Fund   Index Fund   Index Fund   Index Fund     Fund      Bond Fund       Fund          Fund         Fund
1 Year          $ 5          $ 5          $ 5          $ 5        $ 11         $ 6           $ 6          $  9         $ 6
3 Years         $16          $16          $16          $16        $ 34         $19           $20          $ 27         $18
5 Years         $28          $28          $28          $28        $ 60         $33           $34          $ 47         $31
10 Years        $63          $63          $63          $63        $132         $75           $76          $105         $70

                           Nations      Nations      Nations
               Nations    Strategic   Short-Term   Intermediate
            Diversified     Fixed      Municipal    Municipal      Nations
               Income       Income      Income         Bond       Municipal
                Fund         Fund        Fund          Fund      Income Fund
1 Year          $ 7          $ 7          $ 4          $ 5           $ 6
3 Years         $23          $22          $13          $16           $19
5 Years         $41          $39          $22          $28           $33
10 Years        $91          $87          $51          $63           $75



The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Primary A Shares will bear either directly or indirectly. The figures contained in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and/or reimbursements will continue. In particular, to the extent Other Expenses are less than those shown waivers and/or reimbursements of Management Fees, if any, may decrease. Shareholders will be notified of any decrease that materially increases Total Operating Expenses. If fee waivers and/or reimbursements are decreased or discontinued, the amounts contained in the "Examples" above may increase. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed."


Absent fee waivers, "Management Fees" and "Total Operating Expenses" for Primary A shares of the indicated Fund would have been as follows: Nations International Value Fund 1.00% and 1.22%, respectively; Nations Equity Index Fund -- .50% and .66%, respectively; Nations Short-Intermediate Government Fund -- .60% and .81%, respectively; Nations Government Securities Fund -- .64% and
 .99%, respectively; Nations Short-Term Income Fund -- .60% and .86%, respectively; and Nations Diversified Income Fund -- .60% and .83%, respectively.


Absent expense reimbursements, "Other Expenses" and "Total Operating Expenses" for Primary A shares of the of the indicated Fund would have been as follows:
Nations Value Fund -- .20% and .95%, respectively; Nations International Growth -- .27% and 1.17%, respectively; Nations Marsico Focused Equities Fund -- .67% and 1.52%, respectively; and Nations Marsico Growth & Income Fund -- 1.12% and 1.97%, respectively.


Absent fee waivers and expense reimbursements, "Management Fees," "Other Expenses" and "Total Operating Expenses" for Primary A shares of the indicated Fund would have been as follows: Nations Prime Fund -- .20%, .15% and .35%, respectively; Nations Treasury Fund -- .20%, .15% and .35%, respectively; Nations Government Money Market Fund -- .40%, 19% and .59%, respectively; Nations Tax Exempt Fund -- .40%, .16% and .56%, respectively; Nations Managed Index Fund -- .50%, .30% and .80%, respectively; Nations Managed SmallCap Index Fund -- .50%, .53% and 1.03%, respectively; Nations Managed Value Index Fund --
 .50%, 1.07% and 1.57%, respectively; Nations Managed Small Cap Value Index Fund -- .50%, 1.71% and 2.21%, respectively; Nations Small Company Growth Fund -- 1.00%, .26% and 1.26%, respectively; Nations U.S. Government Bond Fund -- .60%,
 .26% and .86%, respectively; Nations Strategic Fixed Income Fund -- .60%, .23% and .83%, respectively; Nations Short-Term Municipal Income Fund -- .50%, .27% and .77%, respectively; Nations Intermediate Municipal Fund .50%, .24% and
 .74%, respectively; and Nations Municipal Income Fund -- .60%, .24% and .84%, respectively.


Effective May 1999, it is anticipated that certain voluntary Total Operating Expenses limits put in place in connection with the reorganization of The Pilot Funds into the Nations Funds will terminate with respect to the following
Funds: Nations Value Fund, Nations Strategic Fixed Income Fund, Nations Equity Income Fund, Nations Disciplined Equity Fund, Nations U.S. Government Bond Fund, Nations Small Company Growth Fund, Nations International Growth Fund, and Nations Short Intermediate Government Bond Fund. For more information, see the SAI.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

     Objectives









Money Market Funds:

Each Money Market Fund endeavors to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments with remaining maturities of 397 days or less from the date of purchase. Securities subject to repurchase agreements may have longer maturities.



Nations Prime Fund:Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.


Nations Treasury Fund:Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.


Nations Government Money Market Fund: Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.


Nations Tax Exempt Fund: Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.


Equity Funds:


Nations Value Fund:Nations Value Fund's investment objective is to seek growth of capital by investing in companies that are believed to be undervalued.


Nations Equity Income Fund:Nations Equity Income Fund's investment objective is to seek current income and growth of capital by investing primarily in companies with above-average dividend yields.


Nations Emerging Growth Fund: Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.


Nations Small Company Growth Fund: Nations Small Company Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities.



Nations Disciplined Equity Fund: Nations Disciplined Equity Fund's investment objective is to seek growth of capital by investing in companies that are expected to produce significant increases in earnings per share.


Nations Capital Growth Fund: Nations Capital Growth Fund's investment objective is to seek growth of capital by investing in companies that are believed to have superior earnings growth potential.


Nations Marsico Focused Equities Fund: Nations Marsico Focused Equities Fund's investment objective is to seek long-term growth of capital.


Nations Marsico Growth & Income Fund: Nations Marsico Growth & Income Fund's investment objective is to seek long-term growth of capital with a limited emphasis on income.



Nations International Equity Fund: Nations International Equity Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.


Nations International Growth Fund: Nations International Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.


Nations International Value Fund: Nations International Value Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.


Nations Emerging Markets Fund: Nations Emerging Markets Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in emerging market countries, such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East, Africa and India.



Nations Pacific Growth Fund: Nations Pacific Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in the Pacific Basin and the Far East (excluding Japan).



Index Funds:



Nations Equity Index Fund: Nations Equity Index Fund's investment objective is to seek investment results that correspond, before fees and expenses, to the total return of Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").1



Nations Managed Index Fund: Nations Managed Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P 500 Index.




                                             1 "Standard & Poor's" and "Standard
                                             & Poor's 500" are trademarks of The
                                               McGraw-Hill Companies, Inc.

Nations Managed SmallCap Index Fund: Nations Managed SmallCap Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of Standard & Poor's SmallCap 600 Index ("S&P 600 Index").2


Nations Managed Value Index Fund: Nations Managed Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P 500/BARRA Value Index ("S&P/BARRA Value Index").


Nations Managed SmallCap Value Index Fund:
Nations Managed SmallCap Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P SmallCap 600/BARRA Value Index ("S&P/BARRA SmallCap Value Index").



Balanced Fund:


Nations Balanced Assets Fund: Nations Balanced Assets Fund's investment objective is to seek total return by investing in equity and fixed income securities.


Bond Funds:



Nations U.S. Government Bond Fund: Nations U.S. Government Bond Fund's investment objective is to seek total return and preservation of capital by investing in U.S. Government securities and repurchase agreements collateralized by such securities.



Nations Short-Intermediate Government Fund:
Nations Short-Intermediate Government Fund's investment objective is to seek high current income consistent with modest fluctuation of principal. The Fund invests primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


Nations Government Securities Fund: Nations Government Securities Fund's investment objective is to seek high current income consistent with moderate fluctuation of principal. The Fund invests primarily in intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

------------------
2 "Standard & Poor's" and "Standard & Poor's SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc.



Nations Short-Term Income Fund: Nations Short-Term Income Fund's investment objective is to seek high current income consistent with minimal fluctuation of principal. The Fund invests in investment grade debt securities.


Nations Diversified Income Fund: Nations Diversified Income Fund's investment objective is to seek total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.



Nations Strategic Fixed Income Fund: Nations Strategic Fixed Income Fund's investment objective is to seek total return by investing in investment grade fixed income securities.


Tax-Exempt Bond Funds:


Nations Short-Term Municipal Income Fund: Nations Short-Term Municipal Income Fund's investment objective is to seek high current income exempt from Federal income tax consistent with minimal fluctuation of principal. The Fund invests in investment grade, short-term municipal securities.



Nations Intermediate Municipal Bond Fund: Nations Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.



Nations Municipal Income Fund: Nations Municipal Income Fund's investment objective is to seek high current income exempt from Federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.


Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. The net asset value of the shares of the Non-Money Market Funds (as defined below) will fluctuate based on market conditions. Therefore, investors should not rely upon the Funds for short-term financial needs nor are the Funds meant to provide a vehicle for participating in short-term swings in the stock market. Investment in the Funds are not insured against loss of principal.




 How Objectives Are Pursued



Money Market Funds:

Nations Prime Fund: In pursuing its investment objective, the Fund may invest in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations") and other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities (together, with U.S. Treasury Obligations, "U.S. Government Obligations"), bank and commercial instruments that may be available in the money markets, high quality short-term taxable obligations issued by state and local governments, their agencies and instrumentalities and repurchase agreements relating to U.S. Government Obligations and qualified first tier (as defined below) money market collateral. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in guaranteed investment contracts and instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participation in, or debt instruments backed by, the securities and other assets owned by such issuers. In addition, the Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."


Nations Treasury Fund: In pursuing its investment objective, the Fund invests in U.S. Treasury Obligations and repurchase agreements secured by such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in obligations the principal and interest of which are backed by the full faith and credit of the U.S. Government, provided that the Fund shall, under normal market conditions, invest at least 65% of its total assets in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government and repurchase agreements secured by such obligations. The Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."



Nations Government Money Market Fund: In pursuing its investment objective, the Fund invests in U.S. Government Obligations. Although the Fund may invest in repurchase agreements it does not currently intend to do so. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."


Nations Tax Exempt Fund: In pursuing its investment objective, the Fund invests in a diversified portfolio of obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax ("Municipal Securities"). The Fund will not knowingly purchase securities the interest on which is subject to such tax. A portion of the Fund's assets, however, may be invested in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax. See "How Dividends And Distributions Are Made; Tax Information."



The Fund invests in Municipal Securities that are determined to present minimal credit risks and that at the time of purchase, are considered to be of "high quality" -- e.g., having a long-term rating of "A" or higher from Duff & Phelps Credit Rating Co. ("D&P"), Fitch IBCA ("Fitch"), Standard & Poor's Corporation ("S&P"), Thomson BankWatch, Inc. ("BankWatch"), or Moody's Investors Services, Inc. ("Moody's") in the case of certain bonds which are lacking a short-term rating from the requisite number of nationally recognized statistical rating organizations (each an "NRSRO"); rated "D-1" or higher by D&P, "F1" or higher by Fitch, "SP-1" by S&P, or "MIG-1" by Moody's in the case of notes; rated "D-1"or higher by D&P, "F1" or higher by Fitch, or "VMIG-1" by Moody's in the case of variable-rate demand notes; or rated "D-1" or higher by D&P, "F1" or higher by Fitch, "A-1" or higher by S&P, or "Prime-1" by Moody's in the case of tax-exempt commercial paper. D&P, Fitch, S&P, Moody's and BankWatch are nationally recognized statistical rating organizations (collectively, "NRSROs"). Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Adviser pursuant to guidelines approved by Nations Fund Trust's Board of Trustees. The applicable Municipal Securities ratings are described in "Appendix B."



The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Prospectus and the SAI.



The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Adviser, desirable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income. As a matter of fundamental policy, under normal market conditions, at least 80% of the Fund's net assets will be invested in Municipal Securities. Investments in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not be treated as Municipal Securities in determining whether the Fund is in compliance with this 80% requirement. The Fund also may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies. The Fund also may invest in instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning the Fund's investments, see "Appendix A."


Restraints on Investments by Money Market Funds:
In order for the Funds to value their investments on the basis of amortized cost (see "How The Funds Value Their Shares"), investments must be in accordance with the requirements of Rule 2a-7 under the 1940 Act, some of which are described below. A Money Market Fund is limited to acquiring obligations with a remaining maturity of 397 days or less, or obligations with greater maturities, provided such obligations are subject to demand features or resets which are less than 397 days, and to maintaining a dollar-weighted average portfolio maturity of 90 days or less. Quality requirements generally limit investments to U.S. dollar denominated instruments determined to present minimal credit risks and that, at the time of acquisition, are rated in the first or second rating categories (known as "first tier" and "second tier" securities, respectively) by the required number of NRSROs (at least two or, if only one NRSRO has rated the security, that one NRSRO) or, if unrated by any NRSRO, are (i) comparable in priority and security to a class of short-term securities of the same issuer that has the required rating, or (ii) determined to be comparable in quality to securities having the required rating. The diversification requirements provide generally that a Money Market Fund may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer except that up to 25% of total assets may be invested in the first tier securities of a single issuer for three business days. Additionally (except for Nations Tax Exempt Fund), no more than 5% of total assets may be invested, at the time of acquisition, in second tier securities in the aggregate, and any investment in second tier securities of one issuer is limited to the greater of 1% of total assets or one million dollars. Securities issued by the U.S. Government, its agencies, authorities or instrumentalities are exempt from the quality requirements, other than minimal credit risk. In the event that a Fund's investment restrictions or permissible investments are more restrictive than the requirements of Rule 2a-7, the Fund's own restrictions will govern.



Equity Funds:


Nations Value Fund: The Fund invests in stocks drawn from a broad universe of companies monitored by the Adviser. The Adviser closely monitors these companies, rating them for quality and projecting their future earnings and dividends as well as other factors. To qualify for purchase, an issuer would normally have a market capitalization of $500 million or more and have an average daily trading volume of at least $3 million. These requirements are generally considered by the Adviser to be adequate to support normal purchase and sale activity without materially affecting prevailing market prices of the issuer's shares. The Adviser also analyzes key financial ratios that measure the growth, profitability, and leverage of such issuers that it believes will help maintain a portfolio of above-average quality.



Stocks are selected from this universe based on the Adviser's judgment of their total return potential. The Adviser buys stocks that it believes are undervalued relative to the overall stock market. The principal factor considered by the Adviser in making these determinations is the ratio of a stock's price-to-earnings relative to corresponding ratios of other stocks issued by companies in the same industry or economic sector. The Adviser believes that companies with lower price-to-earnings ratios are more likely to provide better opportunities for capital appreciation. This "value" approach typically produces a dividend yield greater than the market average. The Adviser will attempt to temper risk by broad diversification among economic sectors and industries. Through this strategy, the Fund pursues above-average returns while seeking to avoid above-average risks.



The Fund invests under normal market conditions at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stock and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may invest up to 20% of its assets in foreign securities. The Fund also may hold up to 20% of its total assets in U.S. Government Obligations, and investment grade securities of domestic companies. Obligations with the lowest investment grade rating (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.


The Fund may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.


Nations Equity Income Fund: The investment program of the Fund is based on several premises. First, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its divi-dends are generally less volatile. Second, diversifying equity holdings in a manner that includes every major economic sector contributes to reduced volatility, without a commensurate reduction in expected investment return. Finally, investing in dividend paying stocks in all the economic sectors can provide greater income than provided by the stocks in the S&P 500 Index with less volatility. Collectively, these traits may be combined in such a fashion as to produce returns in excess of the market (S&P 500 Index) on a comparable risk basis.



New purchases for the Fund will generally be made in equity securities that:


o are income producing;
o appear undervalued relative to the S&P 500 Index on a risk adjusted basis;
     and
o have favorable trends in personal stock ownership by the underlying company's officers and/or directors.


To achieve its objective, the Fund, under normal circumstances, will invest at least 65% of its assets in income-producing common stocks, including securities convertible into or ultimately exchangeable for common stock (i.e., convertible bonds or convertible preferred stock), whose prospects for dividend growth and capital appreciation are considered favorable by the Adviser. The securities held by the Fund generally will be listed on a national exchange or, if not so listed, will usually have an established over-the-counter market.



In order to further enhance its income, the Fund also may invest its assets in fixed-income securities (corporate and government bonds of various maturities), preferred stocks and warrants. The Fund may invest in debt securities that are considered investment grade (e.g. securities rated in one of the top four investment categories by S&P or Moody's, or if not rated, are of equivalent investment quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories (e.g., rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. The Fund also may invest up to 5% of its assets in debt securities that are rated below investment grade (e.g. rated "BB" by S&P or "Ba" by Moody's) or if not rated, are of equivalent investment quality as determined by the Adviser. Non-investment-grade debt securities, sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. The Fund will invest in such high-yield debt securities only when the Adviser believes that the issue presents minimal credit risk. For a description of corporate debt ratings, see "Appendix B." Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest up to 20% of its total assets in foreign securities. The Fund will treat foreign securities as illiquid unless there is an active and substantial secondary market for such securities.



The Fund also may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.



Nations Emerging Growth Fund: The Fund will invest in equity securities, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and securities convertible into common stocks, selected from a universe of emerging growth companies monitored by the Adviser. Most of the companies will have revenues between $50 million and $1.5 billion and a debt ratio of less than 50% of capitalization. The universe focuses on companies with above average earnings growth rates and profit margins, yet the portfolio may include positions of special situation companies whose growth is expected to accelerate. These companies are believed to offer significant opportunities for capital appreciation and the Adviser will attempt to identify these opportunities before their potential is recognized by investors in general.


In managing the Fund, the Adviser applies a disciplined process with rigorous fundamental analysis providing the basis for stock selection. Its methodology combines fundamental, valuation and momentum-based disciplines in portfolio construction. First, the Adviser evaluates nearly 1500 stocks by using quantitative modeling techniques. Companies within this universe are analyzed using the following criteria: earnings growth trends, earnings momentum, earnings estimates trends, relative price performance and importantly, valuation or price/earnings ratios relative to forecasted earnings growth. Next, the Adviser conducts a bottom-up, fundamental analysis of each candidate company. This process, which involves using both internal and external research and conducting one on one conversations with senior company executives, requires several steps: gaining an understanding of the business, evaluating its growth potential, risks and competitive strengths, discussing its growth strategy with company management, and validating that strategy with third parties and the Adviser's network of regional brokerage research resources. Stocks are selected after this rigorous analysis only when their valuation is attractive relative to forecasted growth.


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. The Fund may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.



The volatility of emerging growth stocks is greater than that of larger companies. Many of these stocks trade over-the-counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 130 companies which represent a broad range of industries and sectors, both in the United States and abroad. Although the Fund invests primarily in securities of U.S. issuers, it may invest up to 20% of its total assets in foreign securities.


Nations Small Company Growth Fund: In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and convertible debt. In addition, the Fund will invest at least 65% of its total assets in companies with a market capitalization of $1 billion or less.


The investment philosophy of Nations Small Company Growth Fund is based on the premise that stock prices are driven by earnings growth and that superior stock market returns occur when a company experiences rapid and accelerating earnings growth due to improving fundamentals.


In managing the Fund, the Adviser applies a disciplined process with rigorous fundamental analysis providing the basis for stock selection. Its methodology combines fundamental, valuation and momentum-based disciplines in portfolio construction. First, the Adviser evaluates nearly 5000 stocks by using quantitative modeling techniques. Companies with a market capitalization of less than $1 billion are analyzed using the following criteria: earnings growth trends, earnings momentum, earnings estimate trends, relative price performance and importantly, valuation or price- to-earnings ratios relative to forecasted earnings growth. Next, the Adviser conducts a bottom-up, fundamental analysis of each candidate company. This process, which involves using both internal and external research and conducting one on one conversations with senior company executives, requires several steps: gaining an understanding of the business, evaluating its growth potential, risks and competitive strengths, discussing the growth strategy with company management, and validating that strategy with third parties and the Adviser's network of regional brokerage research resources.


Overall, the Fund's strategy is to own those investments offering both attractive fundamental valuation and relatively good prospects for earnings improvement. Typically, two types of companies are candidates for purchase: (i) mature companies which may have fallen from a larger market value due to business difficulties, but which now exhibit improving prospects; and (ii) smaller or younger companies which are experiencing strong trends in earnings growth, but remain reasonably valued and therefore offer premium growth at a discount in comparison to other companies.


The Fund's weighted median capitalization generally is not expected to exceed 125% of the weighted median capitalization of the Russell 2000 Small Stock Index (the "Russell 2000") as measured on a quarterly basis, although this may vary from time to time. The volatility of the small cap growth stocks in which the Fund invests is greater than that of larger companies. Many of these stocks trade over-the-counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 130 companies which represent a broad range of industries and sectors, both in the United States and abroad.


The Fund may invest up to 35% of its total assets in securities of issuers with a market capitalization greater than $1 billion and in debt securities. However, the Fund will not invest more than 10% of its total assets in debt securities, unless the Fund assumes a temporary defensive position as discussed below. Debt securities, if any, purchased by the Fund will be rated "AA" or above by S&P or "Aa" or above by Moody's or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt securities. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, the U.S. and foreign governments and international organizations (such as the International Bank for Reconstruction and Development (the "World Bank")), and money market instruments.


The Fund may invest in common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements. The Fund currently intends to limit any investment in foreign securities to 20% of total assets.



Nations Disciplined Equity Fund: The investment philosophy of the Fund is based on the premise that companies with positive earnings trends also should experience positive trends in their share price. Based on this philosophy, the Fund invests primarily in the common stocks of companies that the Adviser believes are likely to experience significant increases in earnings. By pursuing this investment philosophy, the Fund seeks to provide investors with long-term capital appreciation which exceeds that of the S&P 500 Index.


In selecting stocks for the Fund, the Adviser utilizes quantitative analysis and optimization tools. This approach seeks to identify companies with improving profit potential through analysis of earnings forecasts issued by investment banks, broker/dealers and other investment professionals. The Adviser believes that companies experiencing such earnings trends have the potential to generate significant increases in per share earnings. The Adviser also believes that companies with increasing earnings should experience positive trends in their stock price. The quantitative analysis also includes ranking the attractiveness of equity securities according to a multi-factor valuation model. Both value and growth factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while growth characteristics such as price momentum, earnings growth and earnings acceleration measure a stock relative to others in the same industry. The objective is to maintain a broadly diversified portfolio which ranks in the top quartile on earnings momentum and in the top third on valuation. This approach generally produces a dividend yield less than the market average. Although this Fund seeks to invest in attractively priced securities with increasing earnings, its investment objective focuses on long-term capital appreciation; income is not an objective of this Fund.



Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of domestic issuers. With respect to the remainder of the Fund's assets, the Fund may invest in a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. government and corporate debt securities and various money market instruments. The Fund will invest primarily in medium- and large-sized companies (i.e. companies with market capitalizations of $1 billion or greater) that are determined to have favorable price-to-earnings ratios. The Fund also may invest in securities issued by companies with market capitalizations of less than $1 billion. The volatility of small-capitalization stocks is typically greater than that of larger companies. To help reduce risk, the Fund will invest in the securities of companies representing a broad range of industries and economic sectors.



The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (e.g. securities rated in one of the top four investment categories by an NRSRO or, if not rated, are of equivalent quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.


The Fund may invest up to 20% of its total assets in foreign securities. For temporary defensive purposes if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments, money market instruments and repurchase agreements.



Nations Capital Growth Fund: The investment philosophy of the Fund is based on the belief that companies with superior growth characteristics selling at reasonable prices will, over time, outperform the market. Therefore, the Fund will generally seek to invest in larger capitalization, high-quality companies which possess above average earnings growth potential.


The Fund's equity investments will generally be made in companies which share some of the following characteristics:

o above-average earnings growth relative to the S&P 500 Index;


o established operating histories, strong balance sheets and favorable financial characteristics; and


o above-average return on equity relative to the S&P 500 Index.


In addition, the Fund's investment program enables it to invest in the following types of companies:


o companies that generate or apply new technologies, new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising and health service industries;


o companies that own or develop natural resources, such as energy exploration companies;


o companies that may benefit from changing consumer demands and lifestyles, such as financial service organizations and telecommunication companies;


o foreign companies, including those in countries with more rapid economic growth than the U.S.;


o companies whose earnings growth is projected at a pace in excess of the average company (i.e., growth companies); and


o companies whose earnings are temporarily depressed and are currently out of favor with most investors.


Through intensive research, visits to many companies each year and efficient response to changing market conditions, the Adviser seeks to make the most of the Fund's flexible charter.


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stocks and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly traded common stocks of companies incorporated in the United States, the Fund may invest up to 20% of its total assets in foreign securities.


The Fund may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.



Nations Marsico Focused Equities Fund: Nations Marsico Focused Equities Fund is a non-diversified fund that pursues its objective by normally investing in a core position of 20-30 common stocks. Under normal circumstances, the Fund invests at least 65% of its assets in large capitalization common stocks selected for their growth potential. The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities.


In building the portfolio, the Adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. To identify such opportunities, the Adviser looks for a combination of four characteristics:


  o Change -- The Adviser believes that extraordinary growth derives from products, markets and technologies that are in flux.


  o Franchise -- The Adviser looks for strong brand franchises that can be leveraged in a changing global environment.


  o Global reach -- The Adviser selects securities without geographic bias in the belief that the global market is both a source of growth opportunity and a hedge against fluctuations and dislocations of local markets.


  o Themes -- The Adviser seeks companies that are moving with, not against, the major social, economic and cultural shifts taking place in the world.



Once an opportunity is identified, it is subjected to a disciplined analytic process including both "top-down" and "bottom-up" elements. The "top-down" element of the process takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape, and also analyzes such factors as the most attractive global opportunities, industry consolidation and the sustainability of economic trends. With respect to the "bottom-up" element, the Adviser considers company fundamentals such as commitment to research, market franchise and management's strength and vision to determine the present and future value of the company as an investment.



Realization of income is not a significant investment consideration. Any income realized on the Fund's investments will be incidental to its objective.


Nations Marsico Growth & Income Fund: Under normal circumstances, Nations Marsico Growth & Income Fund pursues its objective by investing up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities that have income potential. The Fund typically emphasizes the growth component. However, in adverse market conditions, the Fund may reduce the growth component of its portfolio to 25% of its assets. The Fund may invest in any combination of common stock, preferred stock, warrants, convertible securities and debt securities. However, it is expected that the Fund will emphasize investments in large capitalization common stocks. The Fund may shift assets between the growth and income components of its portfolio based on the Adviser's analysis of relevant market, financial and economic conditions. If the Adviser believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, then the Fund will place a greater emphasis on the growth component. In building the portfolio, the Adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. To identify such opportunities, the Adviser looks for a combination of four characteristics:


  o Change -- The Adviser believes that extraordinary growth derives from products, markets and technologies that are in flux.


  o Franchise -- The Adviser looks for strong brand franchises that can be leveraged in a changing global environment.


  o Global reach -- The Adviser selects securities without geographic bias in the belief that the global market is both a source of growth opportunity and a hedge against fluctuations and dislocations of local markets.


  o Themes -- The Adviser seeks companies that are moving with, not against, the major social, economic and cultural shifts taking place in the world.


Once an opportunity is identified, it is subjected to a disciplined analytic process including both "top-down" and bottom-up" elements. The "top-down" element of the process takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape, and also analyzes such factors as the most attractive global opportunities, industry consolidation and the sustainability of economic trends. With respect to the "bottom-up" element, the Adviser considers company fundamentals such as commitment to research, market franchise and management's strength and vision to determine the present and future value of the company as an investment.


Because income is a part of the investment objective of the Fund, the Adviser may also consider dividend-paying characteristics in selecting equity securities for the Fund. The Fund may also find opportunities for capital growth from debt securities because of anticipated changes in interest rates, credit standing, currency relationships or other factors. Investors in the Fund should keep in mind that the Fund is not designed to produce a consistent level of income.



Nations International Equity Fund: The Fund intends to diversify investments broadly among countries and to normally invest in securities representing at least three different countries. The Fund may invest in companies in the Far East and Western Europe as well as Australia, Canada, and other areas (including developing countries). Under unusual circumstances, however, the Fund may invest substantially all of its assets in companies in one or two countries.



In seeking to achieve its objective, the Fund will invest at least 65% of its assets in common stocks of established non-United States companies that the Adviser believes have potential for growth of capital. The Fund may invest up to 35% of its assets in any other type of security including: convertible securities; preferred stocks; bonds, notes and other debt securities (including Eurodollar securi-

ties); and obligations of domestic or foreign governments and their political subdivisions.



The Fund also may invest in American Depository Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depository Receipts ("EDRs"), American Depository Shares ("ADSs"), bonds, notes, other debt securities of foreign issuers and securities of foreign investment funds or trusts and real estate investment trust securities. For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or U.S. dollar-denominated instruments.



Nations International Growth Fund:In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65% of its total assets in foreign equity securities listed on major exchanges, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and convertible debt. The Fund may purchase the stock of small-, mid- and large-capitalization companies.


The Fund may invest up to 35% of its total assets in securities of issuers domiciled in developing countries. These countries are generally located in Eastern Europe, the Asia-Pacific region, Latin and South America, Africa and, subject to approval by the Board of Directors, the former Soviet Union and the Middle East. Debt securities, if any, purchased by the Fund will be rated in the top two categories by an NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt and equity securities of U.S. issuers. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, foreign governments and international organizations (such as the World Bank), including money market instruments.



The Fund may invest in common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements. The Fund also may invest in ADRs, GDRs, EDRs and ADSs. For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or U.S. dollar-denominated instruments.



Nations International Value Fund: The Fund will pursue its investment objective, under normal market conditions, by investing its assets in the securities of issuers located in at least three different foreign countries. Although the Fund may earn income from dividends, interest and other sources, income will be incidental to the Fund's investment objective. The Fund emphasizes investments in established companies, although it may invest in companies of various sizes as measured by assets, sales and capitalization.



The Fund intends to invest at least 65% of its total assets in equity securities of non-United States issuers whose market capitalizations exceed $1 billion at the time of purchase. These securities may include common stocks, preferred stocks, securities convertible into common stocks, shares of closed-end investment companies, ADRs, EDRs, and/or GDRs. Although the Fund intends to invest primarily in equity securities listed on stock exchanges, the Fund may also invest in equity securities traded in over the counter markets and in private placements. The Fund is not subject to any specific geographic diversification requirements. Countries in which the Fund may invest include, but are not limited to, the nations of Western Europe, North and South America, Australia, Africa, and Asia.

The Adviser's approach in selecting investments for the Fund is oriented to individual stock selection and is value driven as described below. Typically, no more than 5% of total Fund assets will be invested in any one equity security at the time of purchase. With respect to Fund investments in any particular country or industry, the Fund may typically invest up to the greater of either (a) 20% of its total assets in any particular country or industry at the time of purchase or (b) 150% of the weighting of such country or industry as represented in the Morgan Stanley Capital International ("MSCI") EAFE Index at the time of purchase, but in no event may the Fund invest more than 25% of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities). Generally, no more than 20% of the value of the Fund's total assets, measured at the time of purchase, may be invested in securities of companies located in emerging or developing countries. As used in this Prospectus, the term "emerging" or "developing" country applies to any country which is generally considered to be an emerging or developing country by the international financial community, which includes the World Bank and the International Finance Corporation. There are currently over 130 countries which are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most nations located in Western Europe. Currently, investing in many emerging countries is not feasible or may involve unacceptable political risks. Emerging markets securities pose greater liquidity and other risks than securities of companies located in developed countries and traded in more established markets.


The Adviser to the Fund is committed to the use of the Graham and Dodd-style value investing approach as introduced in the classic book Security Analysis. Using this philosophy, the Adviser views stocks as small pieces of businesses which are for sale. It seeks to purchase a diversified group of these businesses at prices its research indicates are below their true long-term, or intrinsic, value. By purchasing stocks whose current prices are believed to be below their intrinsic values, the Adviser seeks to secure not only a possible margin of safety against price declines, but also an attractive opportunity for profit over the business cycle.

In analyzing a company's long-term value, the Adviser uses sources of information such as company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports, and interviews with company management. Its focus is on fundamental characteristics of a company, including, but not limited to, book value, cash flow and capital structure, as well as management's record and broad industry issues. Once the intrinsic value of a company is estimated, this value is compared to the current price of the stock. If the price is appreciably lower than the indicated intrinsic value, the stock may be purchased.


During temporary defensive periods in response to unusual and adverse conditions affecting the equity markets, the Fund's assets may be invested without limitation in short-term debt instruments and in securities of United States issuers. In addition, when the Fund experiences large cash inflows from the issuance of new shares or the sale of portfolio securities, and desirable equity securities that are consistent with the Fund's investment objective are unavailable in sufficient quantities, the Fund may hold more than 35% of its assets in short-term debt instruments for a limited time pending availability of suitable equity securities. During normal market conditions, no more than 35% of the Fund's total assets will be invested in short-term debt instruments.



Subject to applicable securities regulations, the Fund may, for the purpose of hedging its portfolio, purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. See "Appendix A" for additional information concerning the investment practices of the Fund.


Nations Emerging Markets Fund: In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in equity securities of companies in emerging markets.



The Fund considers countries with emerging markets to include the following:
(i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the World Bank; and (iii) countries listed in World Bank publications as developing. The Adviser seeks to identify and invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The Adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.



Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Colombia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey.


A company will be considered in a country, market or region if it conducts its principal business activities in the country, market or region. A company will be considered to conduct its principal business activities in a country, market or region if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in such country, market or region or has at least 50% of its assets situated in such country, market or region.


Equity securities of emerging market issuers may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Fund may invest in ADRs, GDRs, EDRs, and ADSs of such issuers.


The Fund also may invest in other types of instruments, including debt obligations. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.



The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the International Funds" below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.



For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments.



Nations Pacific Growth Fund: The Fund seeks to achieve its objective by investing primarily in securities of issuers in the regions known as the Pacific Basin and the Far East. An issuer will be considered in a region if it conducts its principal business activities in the region. An issuer will be considered to conduct its principal business activities in a region if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in such region or has at least 50% of its assets situated in such region. The Pacific Basin and Far East include Australia, Hong Kong, India, Indonesia, South Korea, Malaysia, New Zealand, Pakistan, the People's Republic of China, the Philippines,

Singapore, Sri Lanka, Taiwan and Thailand and may include other markets that develop in the region. The Fund will not invest in securities of issuers in Japan.


The Fund will focus on equity securities, but may also invest in debt obligations. Such equity securities may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.


In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of issuers that conduct their principal business activities in countries of the Pacific Basin and Far East, except for Japan. Although the Fund may not invest in securities issued by companies that conduct their principal business activities in Japan, the Fund may invest in securities that are listed on a Japanese exchange.



The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the International Funds" below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.


The Fund may invest in ADRs, EDRs, GDRs and ADSs. For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments.


General: Each Equity Fund may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission (the "CFTC") and options thereon for market exposure risk management. Each Equity Fund may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Each Equity Fund also may invest in real estate investment trust securities. In addition, each Equity Fund may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies and repurchase agreements. Nations International Equity Fund, Nations International Growth Fund, Nations International Value Fund, Nations Pacific Growth Fund and Nations Emerging Markets Fund (collectively the "International Funds") may invest in forward foreign exchange contracts. For more information concerning these and other investments in which the Funds may invest and their investment practices, see "Appendix A."


Nations Value Fund, Nations Equity Income Fund, Nations Emerging Growth Fund, Nations Small Company Growth Fund, Nations Disciplined Equity Fund, and Nations Capital Growth Fund are managed with careful consideration to the overall tax implications of portfolio activity.


The Adviser considers employing various techniques to minimize the distribution of capital gains to shareholders. These techniques, which the Adviser uses when consistent with each Fund's overall objectives and policies, may include:


  o Managing portfolio turnover. By appropriately limiting the number of buy and sell transactions, each Fund attempts to effectively manage its distribution of capital gains.


  o Selling share lots that generate the lowest tax burden to the shareholder. After the decision is made to sell a specific security, each Fund will endeavor to sell the shares that create the lowest potential tax burden to shareholders, as a general matter.


  o Offsetting capital gains with capital losses. Each Fund may, when prudent, sell securities in order to realize capital losses. Capital losses can be used to offset capital gains thus reducing capital gains distributions.


While each Fund seeks to minimize the distribution of capital gains, consistent with its investment objective, there can be no assurance that all taxable distributions to shareholders can be avoided. In addition, the ability to utilize these tax management techniques may be reduced or eliminated by future legislation, regulation, administrative interpretations or court decisions.



Index Funds:



Nations Equity Index Fund: Under normal conditions, the Fund will invest at least 80% of its assets in equity securities of companies which comprise the S&P 500 Index. The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Different stocks have different weightings in the S&P 500 Index, depending on the amount of stock outstanding and its current price. In seeking to duplicate the performance of the S&P 500 Index, the Adviser will attempt to allocate the Fund's portfolio among common stocks in approxi-mately the same weightings as the S&P 500 Index, beginning with the most heavily weighted stocks that make up a larger portion of the S&P 500 Index's value.


The Adviser generally will seek to match the composition of the S&P 500 Index as closely as possible, but may not always invest the Fund's portfolio to mirror the S&P 500 Index exactly. Because of the difficulty and expense of executing relatively small stock transactions, the Fund may not always be invested in the less heavily weighted S&P 500 Index stocks and may at times have its portfolio weighted differently from the S&P 500 Index. The Fund may omit or remove an S&P 500 Index stock from its portfolio if, following objective criteria, the Adviser judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. The Adviser may purchase stocks that are not included in the S&P 500 Index to compensate for these differences if it believes that their prices will move together with the prices of S&P 500 Index stocks omitted from the portfolio.



The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Fund, utilizing a "passive" or "indexing" investment approach, attempts to duplicate the performance of the S&P 500 Index.



The correlation between the performance of Nations Equity Index Fund (before fees and expenses) and the S&P 500 Index is expected to be over 0.95 on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500 Index. The Fund's ability to track the S&P 500 Index, however, may be affected by, among other things, transaction costs, changes in either the composition of the S&P 500 Index or the number of shares outstanding for the components of the S&P 500 Index, and the timing and amount of shareholder purchase and redemptions. The Fund may utilize stock index futures contracts to minimize tracking error. In connection with engaging in futures transactions, the Fund may hold cash, cash equivalents, and/or U.S. Government Obligations.


Under normal conditions, the Adviser will attempt to invest as much of the Fund's assets as is practical in common stocks. However, the Fund will maintain a reasonable position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.

The Fund also may invest a portion of its portfolio in instruments whose return depends on stock market prices. These may include debt securities whose prices or interest rates are indexed to the return of the S&P 500 Index, or swap agreements linked to the S&P 500 Index, and options and futures contracts. The Fund would invest in these types of instruments in order to seek to match the total return of the S&P 500 Index in accordance with its investment objective. However, instruments linked to stock market returns may not track the return of the S&P 500 Index in all cases, and may involve additional credit risks. The Fund may also invest in warrants.



Nations Managed Index Fund: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the S&P 500 Index. The S&P 500 Index is a market capitalization weighted index consisting of 500 common stocks chosen for market size, liquidity and industry group representation.


Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity index portfolio can provide investors with positive incremental performance relative to the S&P 500 Index while minimizing the downside risk of underperforming the S&P 500 Index over time.


The initial stock universe considered by the Adviser is the S&P 500 Index. The Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration measure a stock relative to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of 300 to 400 holdings that capture the overall investment characteristics of the S&P 500 Index.



Under normal conditions, the Adviser will attempt to invest as much of the Fund's assets as is practical and, in any event, the Fund will invest at least 80% of its total assets, in common stocks that are included in the S&P 500 Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.

Nations Managed SmallCap Index Fund: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the S&P 600 Index. The S&P 600 Index is a market capitalization weighted index consisting of 600 domestic stocks that capture the economic and industry characteristics of small stock performance.



Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity index portfolio can provide investors with positive incremental performance relative to the S&P 600 Index while minimizing the downside risk of underperforming the S&P 600 Index over time.


From the initial S&P 600 Index stock universe the Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration measure a stock relative to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of approximately 400-500 holdings that capture the investment characteristics of the S&P 600 Index.



Under normal conditions, substantially all of the Fund's assets, and, in any event at least 80% of its total assets, will be invested in common stocks that are included in the S&P 600 Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.


Nations Managed Value Index Fund: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the S&P/ BARRA Value Index. The S&P/BARRA Value Index is a subset of the S&P 500 Index. The S&P 500 Index is a market capitalization weighted index consisting of 500 common stocks chosen for market size, liquidity and industry group representation. The S&P/BARRA Value Index is a market capitalization weighted index consisting of approximately 340 common stocks selected from the S&P 500 Index on the basis of a lower than average price-to-book ratio. Because of their lower than average price-to-book ratios, stocks in the S&P/BARRA Value Index, on average, typically exhibit higher yields than stocks in the S&P 500 Index. Historically, stocks in the S&P/BARRA Value Index, on average, have exhibited less short-term volatility than stocks in the S&P 500 Index.



S&P constructs the S&P/BARRA Value Index semi-annually by ranking all common stocks included in the S&P 500 Index by their price-to-book ratios. The resulting list is then divided in half by market capitalization. Stocks in the half of the list that have lower price-to-book ratios are included in the S&P/BARRA Value Index.


Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity value index portfolio can provide investors with positive incremental performance relative to the S&P/BARRA Value Index while reducing the downside risk of underperforming the S&P/BARRA Value Index over time.


The initial stock universe considered by the Adviser is the S&P/BARRA Value Index. The Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Although the universe consists exclusively of value stocks, both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration are useful in determining a stock's value in relation to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of 100 to 200 holdings that capture the overall investment characteristics of the S&P/BARRA Value Index.



Under normal conditions, the Adviser will invest at least 80% of its total assets, in common stocks that are included in the S&P/BARRA Value Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.


Nations Managed SmallCap Value Index Fund: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the S&P/BARRA SmallCap Value Index. The S&P/BARRA SmallCap Value Index is a subset of the S&P 600 Index. The S&P 600 Index is a market capitalization weighted index consisting of 600 domestic stocks which capture the economic and industry characteristics of small stock per-formance. The S&P/BARRA SmallCap Value Index is a market capitalization weighted index consisting of approximately 375 companies selected from the S&P 600 Index on the basis of price-to-book ratios. Those companies with lower price-to-book ratios make up the S&P/BARRA SmallCap Value Index. The S&P/BARRA SmallCap Value Index is also rebalanced semi-annually to reflect changes in the S&P 600 Index. Most of these stocks are listed on either the New York, American or NASDAQ stock exchanges.


Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity index portfolio can provide investors with positive incremental performance relative to the S&P/BARRA SmallCap Value Index while reducing the downside risk of underperforming the S&P/BARRA SmallCap Value Index over time.


The initial stock universe considered by the Adviser is the S&P/BARRA SmallCap Value Index. The Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Although the universe consists exclusively of value stocks, both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration are useful in determining a stock's value in relation to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of 200 to 300 holdings that capture the overall investment characteristics of the S&P/BARRA SmallCap Value Index.



Under normal conditions, the Adviser will invest at least 80% of its total assets in common stocks that are included in the S&P/BARRA SmallCap Value Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.


About the Indexes: The S&P 500 Index is composed of 500 common stocks, chosen by S&P on a statistical basis to be included in the Index. The S&P SmallCap 600 Index is composed of 600 domestic stocks, chosen by S&P based on, among other things, market size, liquidity and industry group representation. The S&P SmallCap 600 Index is designed to be a benchmark of small capitalization stock performance. Most of these stocks are listed on either the New York, American or NASDAQ stock exchanges.


The S&P/BARRA Value Index and the S&P/BARRA SmallCap Value Index (collectively, the "BARRA Value Indexes") are constructed by dividing the stocks in the S&P 500 Index and the S&P 600 Index, respectively, according to a single attribute: price-to-book ratios. The BARRA Value Indexes are capitalization-weighted, meaning that each stock is weighted in the approximate index in proportion to its market value. Additionally, price-to-book ratios tend to be more stable over time than alternative measures such as price-to-earnings ratios, historical earnings growth rates, or return on equity. This results in indexes with relatively low turnover. Generally, the companies in the BARRA Value Indexes also exhibit characteristics associated with "value" stocks: lower price-to-earnings ratios, higher dividend yields, and lower historical and predicted earnings growth than the S&P 500 Index or the S&P 600 Index, respectively.


The S&P/BARRA Value Index and the S&P/BARRA SmallCap Value Index are relatively concentrated. The S&P/ BARRA Value Index tends to be more heavily concentrated in the Energy, Utility, and Financial sectors than the S&P 500 Index. Additionally, the S&P/BARRA SmallCap Value Index tends to be more heavily concentrated in the Utility and Financial Sectors than the S&P 600 Index.


The inclusion of a stock in the S&P 500 Index, the S&P 600 Index, the S&P/BARRA Value Index or the S&P/ BARRA SmallCap Value Index in no way implies that S&P or BARRA believes the stock to be an attractive investment. The Indexes are determined, composed and calculated by S&P and BARRA without regard to the Funds. Neither S&P nor BARRA is a sponsor of, or in any way affiliated with, the Funds, and neither S&P nor BARRA makes any representation or warranty, expressed or implied, on the advisability of investing in the Funds or as to the ability of the Indexes to track general stock market performance. S&P and BARRA disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Indexes or any data included therein.



General: Each Index Fund also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. exchange-traded financial futures approved by the CFTC and options thereon for market exposure risk management. Each Fund may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. In addition, the Funds may invest in securities issued by other investment companies, consistent with a Fund's investment objective and policies.


In addition, when consistent with an Index Fund's respective investment objective, each of the Index Funds (except Nations Equity Index Fund) will employ various techniques to manage capital gain distributions. These techniques include utilizing a share identification methodology whereby the Fund will specifically identify each lot of shares of portfolio securities that it holds, which will allow the Fund to sell first those specific shares with the high-est tax basis in order to reduce the amount of recognized capital gains as compared with a sale of identical portfolio securities, if any, with a lower tax basis. The Fund will sell first those shares with the highest tax basis only when it is in the best interest of the Fund to do so, and reserves the right to sell other shares when appropriate. In addition, the Fund may, at times, sell portfolio securities in order to realize capital losses. Such capital losses would be used to offset realized capital gains thereby reducing capital gain distributions. Additionally, the Adviser will, consistent with the portfolio construction process discussed above, employ a low portfolio turnover strategy designed to defer the realization of capital gains.



NationsBank Corporation is currently included in the S&P 500 Index and S&P/Barra Value Index. Subject to applicable law and SEC guidance, Nations Equity Index Fund may purchase stock of NationsBank Corporation. Nations Managed Index Fund and Nations Managed Value Index Fund cannot presently purchase stock of NationsBank Corporation unless relief from certain SEC restrictions is obtained or confirmed.



Equity mutual funds, like other investors in equity securities, incur transaction (brokerage) costs in connection with the purchase and sale of portfolio securities. For some funds, these costs can have a material negative impact on performance. With respect to the Index Funds, the Adviser will attempt to minimize these transaction costs by utilizing program trades and computerized exchanges called "crossing networks" which allow institutions to execute trades at the mid-point of the bid/ask spread and at a reduced commission rate.



For more information concerning these and other investments in which the Funds may invest and their investment practices, see "Appendix A."



Balanced Fund:


Nations Balanced Assets Fund: In pursuing the Fund's objective, the Adviser will allocate the Fund's assets based upon its judgment of the relative valuation and the expected returns of the three major asset classes in which the Fund invests: common stocks, fixed income securities, and cash equivalents. In assessing relative value and expected returns, the Adviser will evaluate current economic and financial market conditions (both domestically and internationally), current interest rate trends, earnings and dividend prospects for common stocks, and overall financial market stability. These asset classes are actively managed in an effort to maximize total return. In general, the Adviser believes that common stocks offer the best opportunity for long-term capital appreciation.


The Fund invests in common and preferred stocks of U.S. corporations and of foreign issuers, as well as securities convertible into common stocks, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities) that meet the Adviser's stringent criteria. Fundamental research and valuation analysis are emphasized in the stock selection process. Stock holdings are typically those of seasoned, financially strong companies with favorable industry positioning.



Under normal circumstances, at least 25% of the total value of the Fund's assets will be invested in fixed income securities. The Fund may invest in government, corporate and municipal debt securities, as well as mortgage-backed and asset-backed securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by an NRSRO or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.



Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest up to 25% of its total assets in foreign securities.



The Fund may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defense measure if market conditions warrant.



Bond Funds:



Nations U.S. Government Bond Fund: Under normal market conditions, the Fund will invest at least 65% of its total assets in U.S. Government securities and repurchase agreements collateralized by such securities. While the maturity of individual securities will not be restricted, except during temporary defensive periods or unusual market conditions, the average dollar-weighted maturity of the Fund will be between five and 30 years. The Fund may invest in a variety of U.S. Government Obligations. The Fund may also invest in interests in the foregoing securities, including collateralized mortgage obligations issued or guaranteed by a U.S. Government agency or instrumentality. U.S. Government Obligations have historically had a very low risk of loss of principal if held to maturity. The Fund, however, can give no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities if it were not legally required to do so.

The Fund also may invest up to 35% of its total assets in debt securities of U.S. and foreign corporate and foreign government issuers, ADRs and EDRs, zero coupon bonds and cash equivalents. The Fund will purchase only those non-government investments which are rated investment grade or better by at least one NRSRO or, if unrated, are determined by the Adviser to be of comparable quality. If a portfolio security held by the Fund ceases to be rated investment grade by at least one NRSRO or if the Adviser determines that an unrated portfolio security held by the Fund is no longer of comparable quality to an investment grade security, the security will be sold in an orderly manner as quickly as possible. Additionally, the Fund may also invest in futures contracts, interest rate swaps and options.



The value of the Fund's portfolio (and consequently its shares) is expected to fluctuate inversely in relation to changes in the direction of interest rates.



Nations Short-Intermediate Government Fund: In pursuing its investment objective, the Fund invests substantially all of its assets in U.S. Government Obligations and repurchase agreements relating to such obligations. Under normal market conditions, it is expected that the average dollar-weighted maturity of the Fund's portfolio will be between three and five years and the duration will not exceed five years. U.S. Government Obligations have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.


The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, collateralized mortgage obligations or "CMOs", real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality.



The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in the Adviser's opinion, prevailing market or economic circumstances warrant.



Nations Government Securities Fund: In pursuing its investment objective, the Fund invests at least 65% of its assets in U.S. Government Obligations. Under normal market conditions, it is expected that the average dollar-weighted maturity of the Fund's portfolio will be between five and 12 years and the Fund's duration is expected to be between 3.5 and eight years.


The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality.



The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in the Adviser's opinion, prevailing market or economic circumstances warrant.



Nations Short-Term Income Fund: In pursuing its investment objective, the Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade debt obligations. It is expected that the average dollar-weighted maturity of the Fund will not exceed five years and the duration of the Fund's portfolio will not exceed three years.



The Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade by one of the NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; and mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated. The Fund also may invest in U.S. Government Obligations.



Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. The Fund may invest up to 25% of its assets in foreign securities.


As noted above, the Fund will invest in investment grade debt obligations. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.


The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.



Nations Diversified Income Fund: In pursuing its investment objective, the Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade debt obligations. It is expected that the average dollar-weighted maturity of the Fund's portfolio will be greater than five years.



The Fund may invest in corporate convertible and non-convertible debt obligations; U.S. Government Obligations; dollar-denominated and non-dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality.



Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. The Fund may invest up to 25% of its assets in foreign securities.


Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.


Up to 35% of the total value of the Fund's assets may be invested in lower-quality fixed income securities rated "B" or better by Moody's or S&P, or if not so rated, determined by the Adviser to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment, and assurance of interest and principal payment over any long period of time may be limited. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," and tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities.


Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.


The Fund may hold or invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.



Nations Strategic Fixed Income Fund: In pursuing its investment objective, the Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade fixed income securities. It is expected that the average dollar-weighted maturity of the Fund's portfolio will be 10 years or less and under no circumstances will it exceed 15 years.



The Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; U.S. Government Obligations; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one NRSRO, or if not so rated, determined by the Adviser to be of comparable quality. The Fund also may invest in dividend paying preferred and common stock.



Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. The Fund may invest up to 25% of its assets in foreign securities.


The Fund will invest in investment grade debt obligations. Obligations rated in the lowest of the top four investment grade rating categories (e.g., rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.


The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.

Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund: In pursuing their objectives, the Funds will invest at least 80% of their net assets in investment grade obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities, and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from Federal income tax. To the extent consistent with the Funds' investment approach described in this Prospectus, the Funds are managed to seek capital appreciation and minimize capital losses due to interest rate movements.


Under normal market conditions, the average weighted maturity and duration of each of the Funds' portfolios are expected to be as follows: Nations Short-Term Municipal Income Fund -- average dollar-weighted maturity less than three years and duration between 1.25 and 2.75 years; Nations Intermediate Municipal Bond Fund -- average dollar-weighted maturity between three and 10 years and duration between three and six years; Nations Municipal Income Fund -- average dollar-weighted maturity greater than 8.5 years and duration between six and nine years.


Municipal Securities will be rated investment grade at the time of purchase by at least one of the NRSROs or, if unrated, determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired by a Fund. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation. See "Appendix B" for a description of these rating designations.


During temporary defensive periods, the Funds may invest in short-term taxable and non-taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Taxable obligations that may be acquired by a Fund include repurchase agreements and short-term debt securities. Under normal market conditions, each Fund's investments in taxable obligations and private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not exceed 20% of its net assets at the time of purchase. The Funds may hold uninvested cash reserves pending investment or during defensive periods.


General: The Balanced Fund and Bond Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. Each Fund also may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Nations Balanced Assets Fund, Nations U.S. Government Bond Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund may engage in reverse repurchase agreements and dollar roll transactions. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.



The Funds also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such trusts and partnerships.



Certain securities that have variable or floating interest rates or demand, put or prepayment features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity and duration of the Funds.


Duration, as used in this Prospectus, means modified duration, which is a measure of the expected life of fixed income securities on a present value basis. Duration is used to estimate how much a Bond Fund's or Tax-Exempt Bond Fund's share price will fluctuate in response to a change in interest rates. To see how a Fund's share price could shift, multiply the Fund's duration by the change in rates. If interest rates rise by one percentage point, for example, the share price of a Fund with a duration of five years would decline by about 5%. If rates decrease by one percentage point, the Fund's share price would rise by about 5%.


Average dollar-weighted maturity is the average length of time until fixed income securities held by a Fund reach maturity and are repaid. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.



Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Funds' shares, such changes will not affect the income received by the Funds from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Funds will increase or decrease in relation to the income received by the Funds from their investments, which will in any case be reduced by the Funds' expenses before being distributed to the Funds' shareholders.



For more information concerning these and other instruments in which the Funds may invest and their investment practices, see "Appendix A."

Portfolio Turnover (Non-Money Market Funds):
Generally, the Equity Funds, the Index Funds, the Balanced Fund and the Bond Funds (the "Non-Money Market Funds") will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. While it is not possible to predict exactly annual portfolio turnover rates, it is expected that under normal market conditions, the annual portfolio turnover rate for each Index Fund (except Nations Equity Index Fund) will not exceed 25%. For the Funds' portfolio turnover rates, see "Financial Highlights."


Risk Considerations: Investments by a Fund in common stocks and other equity securities are subject to stock market risk. The value of the stocks that a Fund holds, like the broader stock market, may decline over short or even extended periods. The U.S. stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, the stock markets, as measured by the S&P 500 Index and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.


The value of a Fund's investments in debt securities, including U.S. Government Obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the U.S. Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.


Certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity.


Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under particular circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with a Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A."


Special Risk Considerations Relevant to an Investment in Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund: Nations Marsico Focused Equities Fund, as a non-diversified fund, may invest in fewer issuers than diversified funds, such as Nations Marsico Growth & Income Fund. Therefore, appreciation or depreciation of an investment in a single issuer could have a greater impact on the Fund's net asset value. Nations Marsico Focused Equities Fund reserves the right to become a diversified fund by limiting the investments in which more than 5% of its total assets are invested. The techniques employed by the Adviser in managing this Fund generally result in a portfolio of fewer holdings than that of other equity mutual funds. As a result, the net asset value of a share in the Fund tends to fluctuate more greatly than would otherwise be the case with an equity fund that invested more broadly. In other words, an investment in the Fund represents both greater risks and potential rewards than may be the case with an equity fund whose portfolio is more diversified.


Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund (together, the "Marsico Funds") may also invest up to 25% of their assets in mortgage- and asset-backed securities, up to 10% of their assets in zero coupon, pay-in-kind and step coupon securities, and may invest without limit in indexed/structured securities. The Marsico Funds will invest no more than 35% of their assets in high-yield/high-risk securities. The Marsico Funds may also purchase high-grade commercial paper, certificates of deposit, and repurchase agreements. The Marsico Funds may also invest in short-term debt securities as a means of receiving a return on idle cash. See "Appendix B" for a description of these ratings designations.


When the Adviser believes that market conditions are not favorable for profitable investing or when the Adviser is otherwise unable to locate favorable investment opportunities, the Marsico Funds may hold cash or cash equivalents and invest without limit in U.S. Government Obligations and short-term debt securities or money market instruments if the Adviser determines that a temporary defensive position is advisable or to meet anticipated redemption requests. In other words, the Marsico Funds do not always stay fully invested in stocks and bonds. Cash or similar investments are a residual -- they represent the assets that remain after the Adviser has committed available assets to desirable investment opportunities. When the Marsico Funds' cash position increases, it may not participate in stock market advances or declines to the extent that it would if it remained more fully invested in common stocks.


The Marsico Funds may invest up to 25% of their assets in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies. Foreign securities are generally selected on a company-by-company basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may war-rant greater consideration in selecting foreign securities. The Marsico Funds may use options, futures, forward currency contracts and other types of derivatives for hedging purposes. The Funds may purchase securities on a when-issued, delayed delivery or forward commitment basis.


For more information concerning these and other investments in which the Funds may invest and their investment practices, see "Appendix A."


Special Risks Considerations Relevant to an Investment in the International
Funds: Investors should understand and consider carefully the special risks involved in foreign investing. Such risks include, but are not limited to: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates, which can significantly affect a Fund's share price; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in U.S. markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war; (7) possible impositions of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States.


The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the International Funds offer a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also typically higher than those of domestic equity mutual funds.


Certain of the risks associated with investments by the International Funds in foreign securities are heightened with respect to investment in developing countries and emerging markets countries. Political and economic structures in many emerging markets countries may be undergoing significant evolution and rapid development, and may lack the social, political and economic stability characteristic of more developed countries. Investing in emerging markets securities also involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally and some countries with emerging securities markets have sustained long periods of substantially high inflation or rapid fluctuation in inflation rates which can have negative effects on a country's economy or securities markets.


In addition to the general risks inherent in foreign investing investors should understand and consider carefully the special risks involved in investing in Eastern Europe, the Pacific Basin and the Far East. Economic and political reforms in Eastern Europe are still in their infancy. As a result, investment in such countries could be deemed to be highly speculative and could result in losses to a Fund and, thus, to its shareholders. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties. See "Appendix A" for additional discussion of the risks associated with an investment in the International Funds.


Special Risk Considerations Relevant to an Investment in the Index Funds: The techniques employed by the Adviser for the Index Funds (except Nations Equity Index Fund) to seek to manage capital gain distributions will generally only have the effect of deferring the realization of capital gains. For example, to the extent that the capital gains recognized on a sale of portfolio securities arise from the sale of specifically-identified securities with higher tax basis, subsequent sales of the same portfolio securities will be calculated by reference to the lower tax basis securities that remain in the portfolio. Under this scenario, an investor who purchases shares of a Fund after the first sale could receive capital gain distributions that are higher than the distributions that would have been received if this methodology had not been used. Therefore, certain investors actually could be disadvantaged by the techniques employed by the Fund to seek to manage capital gain distributions, depending on the timing of their purchase of Fund shares. Even if there are no subsequent sales, upon a redemption or exchange of Fund shares an investor will have to recognize gain to the extent that the net asset value of Fund shares at such time exceeds such investor's tax basis in his or her Fund shares.


The various techniques employed by the Index Funds (except Nations Equity Index
Fund) to manage capital gain distributions may result in the accumulation of substantial unrealized gains in the Funds' portfolios. Moreover, the realization of capital gains is not entirely within a Fund's control because it is at least partly dependent on shareholder purchase and redemption activity. Capital gain distributions may vary considerably from year to year.


Furthermore, the U.S. Treasury has proposed legislation which would require holders of substantially identical securities to determine their tax basis using the average cost of all of their holdings in such securities. If enacted, the legislation would prevent the Funds from specifically identifying each lot of shares that they hold and from selling first those specific shares with the highest tax basis. Thus, the legislation would restrict the Funds' ability to manage capital gains.


Year 2000 Issue: Many computer programs employed throughout the world use two digits to identify the year.

Unless modified, these programs may not correctly handle the change from "99"to "00"on January 1, 2000, and may not be able to perform necessary functions. Any failure to adapt these programs in time could hamper the Fund's operations. The Funds' principal service providers have advised the Funds that they have been actively working on implementing necessary changes to their systems, and that they expect that their systems will be adapted in time, although there can be no assurance of success. Because the Year 2000 issue affects virtually all organizations, the companies or governmental entities in which the Funds invest could be adversely impacted by the Year 2000 issue, although the extent of such impact cannot be predicted. To the extent the impact on a portfolio holding is negative, a Fund's return could be adversely affected.


Investment Limitations: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAI.



Each Fund (except Nations International Value Fund) may not:


1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply to investments in U.S. Government Obligations. In addition, this limitation does not apply to investments by "money market funds" as that term is used under the 1940 Act, in obligations of domestic banks.



2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.



3. Except for Nations Marsico Focused Equities Fund, each Fund may not purchase securities of any one issuer (other than U.S. Government Obligations) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.


Nations Marsico Focused Equities Fund may not:


1. Purchase securities of any one issuer (other than U.S. Government Obligations) if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

Nations International Growth Fund may not:


1. Borrow money except as a temporary measure and then only in amounts not exceeding 5% of the value of the Fund's total assets or from banks or in connection with reverse repurchase agreements provided that immediately after such borrowing, all borrowings of the Fund do not exceed one-third of the Fund's total assets and no purchases of portfolio instruments will be made while the Fund has borrowings outstanding in an amount exceeding 5% of its total assets.


Each of Nations Small Company Growth Fund and Nations U.S. Government Bond Fund may not:


1. Borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the respective Fund will maintain asset coverage of 300% for all borrowings.



Nations International Value Fund may not:


1. Invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry (with certain exceptions).


2. Purchase securities of any one issuer (with certain exceptions, including U.S. Government securities) if more than 5% of the Fund's total assets will be invested in the securities of any one issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% limitation. The Fund may not purchase more than 10% of the outstanding voting securities of any issuer subject, however, to the foregoing 25% exception.


3. Borrow money except for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. Whenever borrowings exceed 5% of the Fund's total assets, the Fund will not make any investments.



In addition, as a matter of non-fundamental policy, Nations Tax Exempt Fund may not purchase any securities other than obligations the interest on which is exempt from Federal income tax and stand-by commitments with respect to such obligations.


If a percentage limitation has been met at the time an investment is made, a subsequent change in that percentage that is the result of a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.


The investment objective and policies of each Fund, unless otherwise specified, are non-fundamental and may be changed without shareholder approval. Shareholders of Nations International Growth Fund, Nations Small Company Growth Fund and Nations U.S. Government Bond Fund, however, must receive at least 30 days' prior written notice in the event an investment objective is changed. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their current position and needs.

     How Performance Is Shown


Money Market Funds: From time to time, the Money Market Funds may advertise the "yield" and "effective yield" of a class of shares and Nations Tax Exempt Fund also may advertise the "tax-equivalent yield" of a class of shares. Yield, effective yield and tax-equivalent yield figures are based on historical data and are not intended to indicate future performance.


The "yield" of a class of shares of a Fund refers to the income generated by an investment in such class over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a class of shares of a Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" of each class of shares of Nations Tax Exempt Fund shows the level of taxable yield needed to produce an after-tax equivalent to such class's tax-free yield. This is done by increasing the class's yield (as calculated above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate. The tax-equivalent yield of a class of shares will always be higher than its yield.


Non-Money Market Funds: From time to time, the Non-Money Market Funds may advertise the "total return" and "yield" on a class of shares. Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund, also may advertise the "tax-equivalent yield" of a class of shares. Total return, yield and tax-equivalent yield figures are based on historical data and are not intended to indicate future performance. The "total return" of a class of shares of a Non-Money Market Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in a Fund's advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividends and capital gain distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gain distributions. Total return may also be presented for other periods.


"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period. The "tax-equivalent yield" of Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund, also may be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Fund's yield (as calculated above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate. The tax-equivalent yield of a class of shares will always be higher than its yield.


Index Composite Performance: Set forth below is certain performance data for Nations Managed Index Fund, Nations Managed SmallCap Index Fund, the Enhanced S&P 500 Index Composite and the Enhanced Small Cap Index Composite (the "Composites"), which are each composites of accounts and commingled funds managed by TradeStreet. (Prior to TradeStreet's formation in 1995, the Composites were managed by NationsBank.) The performance data for the Composites is deemed relevant because the accounts and commingled funds in the Enhanced S&P 500 Index Composite and Enhanced Small Cap Index Composite have investment objectives and policies that are substantially similar to those of Nations Managed Index Fund and Nations Managed SmallCap Index Fund, respectively. Moreover, the management team at TradeStreet (which currently manages the accounts and commingled funds in the Composites, and Nations Managed Index Fund and Nations Managed SmallCap Index Fund) employs the same quantitative investment process for Nations Managed Index Fund and Nations Managed SmallCap Index Fund that has, and continues to be, utilized in connection with the Composites. This performance data represents past performance of Nations Managed Index Fund, Nations Managed SmallCap Index Fund and the Composites and is not necessarily indicative of the future performance of the Composites, Nations Managed Index Fund or Nations Managed SmallCap Index Fund. The commingled funds and accounts that are included in the Composites are not subject to the same types of expenses to which the Funds are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Composites could have been adversely affected if the accounts included in the Composites had been regulated as investment companies. In addition, the results presented below for the Composites may not necessarily equate with the return experienced by any particular account of TradeStreet.

Average Annual Total Returns for the Periods Indicated through March 31, 1998




                                                               Since
                     One Year   Three Year     Five Year     Inception***
Nations
  Managed
  Index Fund         47.54%         N/A          N/A           41.04%
Enhanced S&P
  500 Index
  Composite*         48.19%       33.25%        22.53%         19.72%
S&P 500 Index        47.99%       32.78%        22.37%         19.32%
Lipper S&P 500
  Index Funds
  Average**          47.07%       32.14%        21.86%         18.72%


Annual Total Returns



                         Enhanced                Lipper S&P
             Nations      S&P 500                500 Index
            Managed       Index       S&P 500     Funds
Year      Index Fund    Composite*     Index     Average**
1989         N/A         34.28%       31.55%      30.58%
1990         N/A         -1.52%       -3.15%      -3.57%
1991         N/A         30.86%       30.56%      29.65%
1992         N/A          5.55%        7.64%       7.12%
1993         N/A         10.52%        9.99%       9.52%
1994         N/A          0.69%        1.31%       0.90%
1995         N/A         37.84%       37.45%      36.82%
1996         N/A         24.12%       23.08%      22.30%
1997       33.46%        33.42%       33.23%      32.61%



Average Annual Total Returns for the Periods Indicated through March 31, 1998




                                                         Since
                                           One Year   Inception***
                                        ------------ -------------
Nations Managed SmallCap Index
  Fund                                    47.71%       29.41%
Enhanced Small Cap Index Composite*       47.67%       22.85%
S&P 600 Index                             47.69%       21.31%


  * The total returns above reflect the deduction of 0.50% of fees and expenses per annum, the reinvestment of all dividends, interest and income, and realized or unrealized gains or losses. The Composites are comprised of equity only accounts and the equity portion of balanced accounts that are valued in excess of $5 million.
 ** The Lipper S&P 500 Index Funds Average represents the average performance of mutual funds with similar objectives monitored by Lipper Analytical Services, Inc. during the periods shown.
*** Nations Managed Index Fund's inception was July 31, 1996; the Enhanced S&P
    500 Index Composite's inception was December 31, 1988; Nations Managed SmallCap Index Fund's inception was October 15, 1996; and the Enhanced Small Cap Index Composite's inception was October 1, 1995.


Brandes Composite Performance: Set forth below is certain performance data relating to Nations International Value Fund; the composite of certain international equity accounts of clients of Brandes and the Brandes Institutional International Equity Fund, an open-end management investment company (the "Brandes Composite"); and the Morgan Stanley Capital International European, Australasian and Far Eastern Index (the "MSCI EAFE Index"). The performance data for the Brandes Composite is deemed relevant because the accounts and mutual fund in the Brandes Composite have investment objectives and policies that are substantially similar to those of Nations International Value Fund, and are managed by Brandes using substantially similar, but not identical, investment strategies, policies and techniques as those used in managing Nations International Value Fund. The data below regarding Nations International Value Fund, the Brandes Composite and the MSCI EAFE Index should not be considered as an indication of future performance of Nations International Value Fund or of Brandes. The accounts that are included in the Brandes Composite are not subject to the same types of expenses to which Nations International Value Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on Nations International Value Fund by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Brandes Composite could have been adversely affected if the accounts included in the Brandes Composite had been regulated as investment companies or subject to the Fund's expenses. In addition, the results presented below for the Brandes Composite may not necessarily equate with the return experienced by any particular account of Brandes.

Average Annual Total Return for the Periods Indicated through March 31, 1998




                                                                  Since
                           One Year   Three Year    Five Year    Inception
Nations International
  Value Fund*               34.84%        N/A          N/A         24.45%
Brandes Composite**         32.81%      23.15%       18.85%        18.56%
MSCI EAFE Index***          18.61%      10.57%       11.93%         6.98%


Annual Total Returns



              Nations
          International
              Value        Brandes      MSCI EAFE
Year          Fund       Composite**    Index***
1997        21.04%         20.00%         1.78%
1996        15.35%         16.34%         6.05%
1995          N/A          13.75%        11.21%
1994          N/A          -2.98%         7.78%
1993          N/A          40.86%        32.56%
1992          N/A           6.28%       -12.17%
1991          N/A          40.17%        12.13%



  * For the periods indicated, the prior performance for Nations International Value Fund reflects the performance for the Emerald International Equity Fund (inception December 27, 1995), managed by Brandes and having substantially the same investment objectives, policies, techniques and restrictions, which was reorganized into Nations International Value Fund on May 22, 1998.
 ** The returns above were calculated on a time- and asset-weighted total return basis, assuming reinvestment of all dividends, interest and income, realized and unrealized gains or losses and are net of all applicable expenses, including investment advisory fees, brokerage commission and execution costs, custodial fees and any applicable foreign withholding taxes, without provision for any federal or state income taxes. The Brandes Composite results include all actual, fee-paying and non-fee-paying, fully discretionary accounts under management by Brandes for at least one month beginning July 1, 1990, having substantially the same investment objectives, policies, techniques and restrictions, other than client accounts denominated in currencies other than U.S. dollars. The Brandes Composite results also include performance data relating to the Brandes Institutional International Equity Fund since its inception on January 2, 1997.
*** The MSCI EAFE Index is an unmanaged index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing.

Marsico Prior Performance: Mr. Thomas Marsico is responsible for the investment program of the Marsico Funds. Prior to forming Marsico Capital, Mr. Marsico served as Portfolio Manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997, and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (inception) through August 11, 1997. The average annual returns for the Janus Twenty Fund and the Janus Growth and Income Fund ("Janus Funds") from the date on which Mr. Marsico began serving as Portfolio Manager of each Janus Fund through August 7, 1997 were 22.38% and 21.19%, respectively. On August 11, 1997, the date on which Mr. Marsico ceased serving as the Portfolio Manager to both the Janus Twenty Fund and the Janus Growth and Income Fund, the Janus Twenty Fund had approximately $6 billion in net assets, and the Janus Growth and Income Fund had approximately $1.7 billion in net assets. As Executive Vice President and Portfolio Manager of the Janus Twenty Fund and the Janus Growth and Income Fund, Mr. Marsico had full discretionary authority over the selection of investments for those funds. Average annual returns for the one-year, three-year and five-year periods ended August 7, 1997, and for the period during which Mr. Marsico managed those funds compared with the performance of the S&P 500 Index were:





                                  Janus           Janus
                                 Twenty         Growth and          S&P 500
                                Fund (a)     Income Fund (a)       Index (b)
One Year (8/8/96-8/7/97)         48.21%           47.77%            46.41%
Three Years (8/11/94-8/7/97)     32.07%           31.13%            30.63%
Five Years (8/13/92-8/7/97)      20.02%           21.16%            20.98%
                                                                 Janus Twenty:
                                                                 18.20%(c)
During Period of                                                 Janus Growth
Management by                                                    and Income:
Mr. Marsico (through 8/7/97)     22.38%           21.19%           18.59%(d)



(a) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.
(b) The S&P 500 Index is adjusted to reflect reinvestment of dividends.
(c) This figure represents the average annual return of the S&P 500 Index during the period that Mr. Marsico managed the Janus Twenty Fund through August 7, 1997.
(d) This figure represents the average annual return of the S&P 500 Index during the period that Mr. Marsico managed the Janus Growth and Income Fund through August 7, 1997.


The Janus Twenty Fund has substantially similar investment policies, strategies, and objectives as those of Nations Marsico Focused Equities Fund, while the investment policies, strategies, and objectives of the Janus Growth and Income Fund are substantially similar to those of Nations Marsico Growth & Income Fund. Historical performance is not indicative of future performance. For a majority of the periods shown above, the expenses of the Janus Twenty Fund and the Janus Growth and Income Fund were lower than the anticipated expenses of Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund, respectively. Higher expenses, of course, would have resulted in lower performance. The Janus Twenty Fund and the Janus Growth and Income Fund are separate funds and their historical performance is not indicative of the potential performance of Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund, respectively. The Janus Twenty Fund and the Janus Growth and Income Fund were the only investment vehicles that Mr. Marsico managed during the period he was employed at Janus Capital Corporation that have substantially similar objectives, policies, and strategies as those of the Funds. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.



Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with such Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield.

In addition to Primary A Shares, Funds offer Primary B, Investor A, Investor B, Investor C and Daily Shares. In addition to Primary A Shares, the Non-Money Market Funds generally offer Primary B, Investor A, Investor B and Investor C Shares. Certain Funds, however, do not offer shares in every class. Each class of shares may bear different sales charges, shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of a Fund's shares. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's Institution or by calling Nations Funds at the toll-free number indicated on the cover of this Prospectus.


 How The Funds Are Managed




The business and affairs of each of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios are managed under the direction of their Board of Trustees and Boards of Directors, respectively. The SAI contains the names of and general background information concerning each Director/Trustee of Nations Fund, Inc., Nations Portfolios, and Nations Fund Trust, respectively.


As described below, each Fund is advised by NBAI which is responsible for the overall management and supervision of the investment management of each Fund. Each Fund also is sub-advised by a separate investment sub-- adviser, which as a general matter is responsible for the day-to-day investment decisions for the respective Fund.


Nations Funds and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.


NationsBank Corporation, the parent company of NationsBank, has signed an agreement to merge with BankAmerica Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the second half of 1998. NationsBank and NBAI have advised the Funds that the merger will not reduce the level or quality of advisory and other services provided to the Funds.



Investment Adviser: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.



TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to all of the Funds except for those Funds listed below, for which Gartmore, Boatmen's, Brandes or Marsico Capital serve as investment sub-adviser. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.


Gartmore Global Partners, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations International Growth Fund pursuant to an investment sub-advisory agreement. Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, an indirect wholly owned subsidiary of Gartmore Investment Management plc ("Gartmore plc"), a UK company which is the holding company for a leading UK-based international fund management group of companies. National Westminster Bank plc and affiliated entities (collectively, "NatWest") own 100% of the equity of Gartmore plc.


Boatmen's Capital Management, Inc. serves as investment sub-adviser to Nations U.S Government Bond Fund. Boatmen's principal offices are located at 100 North Broadway, St. Louis, Missouri 63102. Boatmen's is a wholly owned subsidiary of NationsBank.

Brandes Investment Partners, L.P., with principal offices at 12750 High Bluff Drive, San Diego, California 92130, serves as investment sub-adviser to Nations International Value Fund pursuant to an investment sub-advisory agreement.


Marsico Capital Management, LLC, located at 1200 17th Street, Suite 1300, Denver, Colorado 80202, serves as the investment sub-adviser to Nations Marsico Growth & Income Fund and Nations Marsico Focused Equities Fund pursuant to an investment sub-advisory agreement. NationsBank has an option to purchase up to 50% of Marsico Capital.


Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s and Nations Portfolios' Boards of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser, or which have sold shares in the Funds, if the Adviser believes that the quality of the transactions and the commissions are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.


For the services provided and expenses assumed pursuant to various investment advisory agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: .25% of the first $250 million of the combined average daily net assets of both Nations Prime Fund and Nations Treasury Fund, plus .20% of the combined average daily net assets of such Funds in excess of $250 million; .40% of the average daily net assets of each of Nations Government Money Market Fund and Nations Tax Exempt Fund; .50% of the average daily net assets of each of the Nations Managed Index Fund, Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund, Nations Managed SmallCap Value Index Fund, Nations Equity Index Fund, Nations Short-Term Municipal Income Fund and Nations Intermediate Municipal Bond Fund; 1.00% of the average daily net assets of Nations Small Company Growth Fund and Nations International Value Fund; .60% of the average daily net assets of each of the Nations U.S. Government Bond Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund and Nations Municipal Income Fund; .85% of the average daily net assets of Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund; .75% of the average daily net assets of each of Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund and Nations Balanced Assets Fund; .65% of the first $100 million of

Nations Government Securities Fund's average daily net assets, plus .55% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus .50% of the Fund's average daily net assets in excess of $250 million; .75% of the first $100 million of Nations Equity Income Fund's average daily net assets, plus .70% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus .60% of the Fund's average daily net assets in excess of $250 million; .90% of the average daily net assets of Nations International Equity Fund, Nations International Growth Fund and Nations Pacific Growth Fund; and 1.10% of the average daily net assets of Nations Emerging Markets Fund.



For the services provided pursuant to investment sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rates of: .055% of Nations Prime Fund's, Nations Treasury Fund's, Nations Government Money Market Fund's and Nations Tax Exempt Fund's average daily net assets; .20% of Nations Equity Income Fund's average daily net assets; .10% of Nations Managed Index Fund's, Nations Managed SmallCap Index Fund's, Nations Managed Value Index Fund's, Nations Managed SmallCap Value Index Fund's, and Nations Equity Index Fund's average daily net assets; .25% of Nations Value Fund's, Nations Balanced Assets Fund's, Nations Capital Growth Fund's, Nations Small Company Growth Fund's, Nations Emerging Growth Fund's and Nations Disciplined Equity Fund's average daily net assets; .15% of Nations Short-Intermediate Government Fund's, Nation's Government Securities Fund's, Nations Short-Term Income Fund's, Nations Diversified Income Fund's and Nations Strategic Fixed Income Fund's average daily net assets; and .07% of Nations Municipal Income Fund's, Nations Short-Term Municipal Income Fund's and Nations Intermediate Municipal Bond Fund's average daily net assets.


For services provided pursuant to an investment sub-advisory agreement, NBAI will pay Gartmore sub-advisory fees, computed daily and paid monthly, at the annual rate of .70% of Nations International Equity Fund's, Nations Pacific Growth Fund's and Nations International Growth Fund's average daily net assets; and .85% of Nations Emerging Markets Fund's average daily net assets.


For services provided pursuant to an investment sub-advisory agreement, NBAI will pay Boatmen's sub-advisory fees, computed daily and paid monthly at the annual rate of .15% of Nations U.S. Government Bond Fund's average daily net assets.


For services provided and expenses assumed pursuant to an investment sub-advisory agreement, NBAI will pay Brandes sub-advisory fees, computed daily and paid monthly, at the annual rate of .50% of Nations International Value Fund's average daily net assets.


For the services provided pursuant to an investment sub-advisory agreement, NBAI will pay Marsico Capital sub-advisory fees, computed daily and paid monthly, at the annual rate of .45% of Nations Marsico Focused Equities Fund's average daily net assets and .45% of Nations Marsico Growth & Income Fund's average daily net assets .


From time to time, NBAI (and/or TradeStreet, Gartmore, Boatmen's, Brandes or Marsico Capital) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees and/or expenses payable by a Fund.


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund Trust paid NBAI under the investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Government Money Market Fund -- .13%, Nations Tax Exempt Fund -- .16%, Nations Value Fund -- .75%, Nations Capital Growth Fund -- .75%, Nations Emerging Growth Fund -- .75%, Nations Disciplined Equity Fund -- .75%, Nations Equity Index Fund -- .19%, Nations Managed Index Fund -- .22%, Nations Managed SmallCap Index Fund -- .00%, Nations Balanced Assets Fund -- .75%, Nations Short-Intermediate Government Fund -- .40%, Nations Short-Term Income Fund --
 .30%, Nations Diversified Income Fund -- .50%, Nations Strategic Fixed Income Fund -- .48%, Nations Municipal Income Fund -- .38%, Nations Short-Term Municipal Income Fund -- .14%, Nations Intermediate Municipal Bond Fund --
 .28%, Nations Managed Value Index Fund -- .03%, Nations Managed SmallCap Value Index Fund -- .02%.


For the fiscal period from December 31, 1997 to March 31, 1998, after waivers, Nations Fund Trust paid NBAI under the investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Marsico Focused Equities Fund -- .85% and Nations Marsico Growth & Income Fund -- .00%.


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund, Inc. paid NBAI under the investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Prime Fund -- .17%, Nations Treasury Fund -- .18%, Nations Equity Income Fund -- .64%, Nations International Equity Fund -- .90%, Nations Government Securities Fund -- .50%, Nations U.S. Government Bond Fund -- .33%, Nations Small Company Growth Fund -- .70% and Nations International Growth Fund -- .87%.


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Portfolios paid NBAI under the investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Emerging Markets Fund -- 1.10% and Nations Pacific Growth Fund -- .90%.



For the fiscal period from December 1, 1997 to May 15, 1998, after waivers, the Emerald Funds paid Barnett Capital Advisors, Inc. ("Barnett"), under a previous investment advisory agreement, advisory fees of .90% of the Nations International Value Fund's average daily net assets (formerly called the Emerald International Equity Fund).

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, NBAI paid TradeStreet under the investment sub-advisory agreements, sub-advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Government Money Market Fund -- .055%, Nations Tax Exempt Fund --
 .055%, Nations Value Fund -- .25%, Nations Capital Growth Fund -- .25%, Nations Emerging Growth Fund -- .25%, Nations Disciplined Equity Fund -- .25%, Nations Equity Index Fund -- .10%, Nations Managed Index Fund -- .10%, Nations Managed SmallCap Index Fund -- .10%, Nations Managed Value Index Fund -- .10%, Nations Managed SmallCap Value Index Fund -- .10%, Nations Balanced Assets Fund -- .25%, Nations Short-Intermediate Government Fund -- .15%, Nations Short-Term Income Fund -- .15%, Nations Diversified Income Fund -- .15%, Nations Strategic Fixed Income Fund -- .15%, Nations Municipal Income Fund --
 .07%, Nations Short-Term Municipal Income Fund -- .07%, Nations Intermediate Municipal Bond Fund -- .07%, Nations Prime Fund -- .055%, Nations Treasury Fund -- .055%, Nations Equity Income Fund -- .20%, Nations Government Securities Fund -- .15% and Nations Small Company Growth Fund -- .25%.


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, NBAI paid Gartmore under the investment sub-advisory agreements, sub-advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Emerging Markets Fund -- .85%, Nations Pacific Growth Fund -- .70%, Nations International Equity Fund -- .70%, and Nations International Growth Fund -- .70%.


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, NBAI paid Boatmen's under the investment sub-advisory agreement, sub-advisory fees at the rate of .15% of Nations U.S. Government Bond Fund's average daily assets.


For the fiscal period from December 1, 1997 to May 15, 1998, after waivers, Barnett paid Brandes, under a previous investment sub-advisory agreement, sub-advisory fees of .50% of the Nations International Value Fund.


For the fiscal period from December 31, 1997 to March 31, 1998, after waivers, NBAI paid Marsico Capital under the investment sub-advisory agreement, sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Marsico Focused Equities Fund -- .45% and Nations Marsico Growth & Income Fund -- .45%.


The Taxable Money Market Management Team of TradeStreet is responsible for the day-to-day management of Nations Prime Fund, Nations Treasury Fund and Nations Government Money Market Fund.


The Tax-Exempt Money Market Management Team of TradeStreet is responsible for the day-to-day management of Nations Tax Exempt Fund.

The Fixed Income Management Team of TradeStreet is responsible for the day-to-day management of Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund.


The Structured Products Management Team of TradeStreet is responsible for the day-to-day management of Nations Equity Index Fund, Nations Managed Index Fund, Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund, Nations Managed SmallCap Value Index Fund and Nations Disciplined Equity Fund.


The Value Management Team of TradeStreet is responsible for the day-to-day management of Nations Value Fund, Nations Balanced Assets Fund and Nations Equity Income Fund.


The Core Growth Management Team of TradeStreet is responsible for the day-to-day management of Nations Capital Growth Fund.


The Strategic Growth Management Team of TradeStreet is responsible for the day-to-day management of Nations Emerging Growth Fund and Nations Small Company Growth Fund.


The Municipal Fixed Income Management Team of TradeStreet is responsible for the day-to-day management of Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, and Nations Municipal Income Fund.


Philip Ehrmann is Co-Portfolio Manager of Nations International Equity Fund, responsible for the Fund's investments in developing countries (since June
1998). Mr. Ehrmann is also Principal Portfolio Manager of Nations Emerging Markets Fund (since 1995) and is Head of the Gartmore Emerging Markets Team. Prior to joining Gartmore in 1995, Mr. Ehrmann was the Director of Emerging Markets for Invesco in London. He began his career in 1981 as an institutional stockbroker with Rowe & Pitman Inc. and also spent a brief period with Prudential Bache Securities as an institutional salesman before joining Invesco in 1984. Mr. Ehrmann graduated from the London School of Economics with a degree in Economics, Industry and Trade.


Seok Teoh is Co-Portfolio Manager of Nations International Equity Fund, responsible for the Fund's investments in Asia (since June 1998). Ms. Teoh is also Principal Portfolio Manager of Nations Pacific Growth Fund (since that Fund's inception in June 1995). She has been with Gartmore since 1990 as the London based manager of its Far East Team . Previously, Ms. Teoh managed four equity funds for Rothschild Asset Management in Tokyo and in Singapore. She was also responsible for Singaporean and Malaysian equity sales at Overseas Union Bank Securities in Singapore. Ms. Teoh, who is native to Singapore, is fluent in Mandarin and Cantonese and received an Economics degree from the University of Durham.

Mark Fawcett is Co-Portfolio Manager of Nations International Equity Fund, responsible for the Fund's investments in Japan (since June 1998). He is also Senior Investment Manager for the Gartmore Japanese Equities Team. Mr. Fawcett joined Gartmore as an investment manager on the Japanese Equity Team in 1991 and has specific responsibility for large stock research. Before joining Gartmore in Tokyo he worked on the Far East desk of Provident Mutual, a major London-based Life Assurance company, managing funds invested in Japan. Mr. Fawcett graduated from Oxford University in 1986 with an honours degree in Mathematics and Philosophy.


Stephen Jones is Co-Portfolio Manager of Nations International Equity Fund, responsible for the Fund's investments in Europe (since June 1998). He is also the Head of Gartmore European Equities. Mr. Jones joined Gartmore as a senior investment manager in the European Equities Team in 1994 and was appointed Head of the European Equity Team in 1995. He began his career at the Prudential in 1984, spending a year as a business analyst before becoming the personal assistant to the Group Chief Executive. In 1987, he became a European equities investment manager focusing primarily on France, Belgium and Switzerland. Mr. Jones graduated from Manchester University in 1984 with an honours degree in Economics.


Stephen Watson is Co-Portfolio Manager for Nations International Equity Fund, responsible for allocating the Fund's assets among the various regions in which it invests, as well as determining the Fund's investments in regions not covered by the other Co-Portfolio Managers (since June 1998). Mr. Watson had been the sole Portfolio Manager of the Fund since February 1995. He joined Gartmore as a Global Fund Manager in 1993 and currently holds the position of Chief Investment Officer of Gartmore Global Partners and is a member of Gartmore's Global Policy Group. Previously, Mr. Watson was a director and global fund manager with James Capel Fund Managers, London, as well as Client Services Manager for international clients. From 1980 to 1987 he was with Capel-Cure Myers in their Portfolio Management Division. He began his career in 1976 when he joined the investment division at Samuel Motagu. Mr. Watson is a member of the Securities Institute.


Brian O'Neill is the Principal Senior Investment Manager of the Gartmore Global Portfolio Team and has been the Portfolio Manager of Nations International Growth Fund since July, 1997. Mr. O'Neill jointed Gartmore as a Senior Investment Manager on the Global Portfolio Team in 1981 with responsibility for a variety of specialized global funds, including resource funds. Mr. O'Neill began his career with Royal Insurance in 1970 as an investment analyst specializing in United Kingdom research. He then expanded his field of expertise to include management of global equities, and in 1978 he moved to Antony Gibbs & Sons where he was appointed as a fund manager, specializing in global equities. Mr. O'Neill graduated from Glasgow University in 1969 with an MA Honours degree in Political Economy.

The Fixed Income Committee of Boatmen's is responsible for the day-to-day management of Nations U.S. Government Bond Fund.


Brandes' Investment Committee is responsible for the day-to-day management of Nations International Value Fund.


Thomas F. Marsico is the Chief Executive Officer of Marsico Capital and has been the Portfolio Manager of both Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund since each Fund's respective inception. Prior to forming Marsico Capital, Mr. Marsico was a portfolio manager with Janus Funds for 11 years and was responsible for the day-to-day management of Janus Twenty Fund and Janus Growth and Income Fund. Overall, Mr. Marsico had 18 years of experience as a securities analyst/portfolio manager before becoming the Portfolio Manager of Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund.


Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank has advised Nations Funds and NationsBank that NationsBank and its affiliates may perform the services contemplated by the various investment advisory agreements and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such federal or state statutes, regulations and judicial or administrative decisions or interpretations thereof, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any of such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.


Other Service Providers: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Funds pursuant to administration agreements. Pursuant to the terms of the administration agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.


First Data Investor Services Group, Inc. ("First Data"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Funds pursuant to co-administration agreements. Under the co-administration agreements, First Data provides various administrative and accounting services to the Funds including performing the calculations necessary to determine net asset value per share and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds. For the services rendered pursuant to the administration and co-administration agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to .10% of each Fund's average daily net assets.


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund Trust paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Government Money Market Fund -- .08%, Nations Tax Exempt Fund -- .08%, Nations Value Fund --
 .10%, Nations Capital Growth Fund -- .10%, Nations Emerging Growth Fund -- .10%, Nations Disciplined Equity Fund -- .10%, Nations Equity Index Fund -- .09%, Nations Managed Index Fund -- .10%, Nations Managed SmallCap Index Fund
-- .10%, Nations Managed Value Index Fund -- .10%, Nations Managed SmallCap Value Index Fund -- .10%, Nations Balanced Assets Fund -- .10%, Nations Short-Intermediate Government Fund -- .10%, Nations Short-Term Income Fund --
 .10%, Nations Diversified Income Fund -- .10%, Nations Strategic Fixed Income Fund -- .10%, Nations Municipal Income Fund -- .08%, Nations Short-Term Municipal Income Fund -- .08%, and Nations Intermediate Municipal Bond Fund --
 .08%.


For the fiscal period from December 31, 1997 to March 31, 1998, after waivers, Nations Fund Trust paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Marsico Focused Equities Fund -- .10% and Nations Marsico Growth & Income Fund -- .10%.


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund, Inc. paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Prime Fund -- .08%, Nations Treasury Fund -- .08%, Nations Equity Income Fund -- .10%, Nations International Equity Fund -- .10%, Nations International Growth Fund -- .10%, Nations Small Company Growth Fund -- .10%, Nations Government Securities Fund -- .10% and U.S. Government Bond Fund -- .10%.


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Portfolios paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Emerging Markets Fund -- .10% and Nations Pacific Growth Fund -- .10%.


NBAI serves as sub-administrator for the Funds pursuant to sub-administration agreements. Pursuant to the terms of the sub-administration agreements, NBAI assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NBAI is entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.

Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer. Nations Funds has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to Institutions which assist customers in purchasing Primary A Shares of the Funds.


The Adviser may also pay out of its own assets amounts to Stephens or other broker/dealers in connection with the provision of administrative and /or distribution related services to shareholders.


In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.


The Bank of New York ("BONY" or the "Custodian") located at 90 Washington Street, New York, New York 10286, provides custodial services for the assets of all Nations Funds, except the International Funds. In return for providing custodial services to the Nations Funds Family, BONY is entitled to receive, in addition to out-of-pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations Funds' Non-Money Market Funds up to $10 billion; and (ii) 1/2 of one basis point on the excess, including all Nations Funds' Money Market Funds.


BONY, located at Avenue des Arts, 35 1040 Brussels, Belgium, serves as Custodian for the assets of the International Funds.


First Data serves as transfer agent (the "Transfer Agent") for the Funds' Primary A Shares. NationsBank serves as the sub-transfer agent for each Fund's Primary A Shares and is entitled to receive an annual fee of $251,000 from First Data for performing such services.


PricewaterhouseCoopers LLP serves as independent accountant to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.


Expenses: The accrued expenses of each Fund are deducted from the Fund's total accrued income before dividends are declared. These expenses include, but are not limited to: fees paid to the Adviser, Stephens and First Data; taxes; interest; fees (including fees paid to Nations Funds' Directors, Trustees and officers); federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodians and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meet-ings; other expenses which are not expressly assumed by the Adviser, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Any general expenses of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios or in such other manner as the Board of Trustees or the relevant Board of Directors deems appropriate.

 Organization And History




The Funds are members of the Nations Funds Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Institutional Reserves, Nations Annuity Trust and Nations LifeGoal Funds, Inc. The Nations Funds Family currently has more than 60 distinct investment portfolios and total assets in excess of $40 billion.


Nations Fund Trust: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. Nations Fund Trust's fiscal year end is March 31; prior to 1996, Nations Fund Trust's fiscal year end was November 30. The Money Market Funds currently offer six classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares, Investor C Shares and Daily Shares. The Non-Money Market Funds, in general, currently offer five classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares and Investor C Shares. Certain Funds, however, do not offer shares in every class. This Prospectus relates only to the Primary A Shares of the following Funds of Nations Fund Trust: Nations Government Money Market Fund, Nations Tax Exempt Fund, Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Marsico Focused Equities Fund, Nations Marsico Growth & Income Fund, Nations Managed Index Fund, Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund, Nations Managed SmallCap Value Index Fund, Nations Disciplined Equity Fund, Nations Equity Index Fund, Nations Balanced Assets Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, and Nations Intermediate Municipal Bond Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Funds at 1-800-765-2668.



Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.



Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the SAI for examples of when the 1940 Act requires voting by fund.


As of August 1, 1998, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI.



Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.



Nations Fund, Inc.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. Nations Fund, Inc.'s fiscal year end is March 31; prior to 1996, Nations Fund, Inc.'s fiscal year end was May 31. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 460,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Primary A Shares of the following Funds of Nations Fund, Inc.: Nations Prime Fund, Nations Treasury Fund, Nations Equity Income Fund, Nations International Equity Fund, Nations International Growth Fund, Nations International Value Fund, Nations Small Company Growth Fund, Nations U.S. Government Bond Fund and Nations Government Securities Fund. To obtain additional information regarding other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Funds at 1-800-765-2668.



Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on mat-ters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.



Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of Directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.


As of August 1, 1998, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.


Nations Portfolios: Nations Portfolios was incorporated in Maryland on January 23, 1995. Nations Portfolios' fiscal year end is March 31. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 150,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Primary A Shares of the following Funds of Nations Portfolios: Nations Emerging Markets Fund and Nations Pacific Growth Fund. To obtain additional information regarding other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Funds at 1-800-765-2668.



Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.



Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable.



As of August 1, 1998, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Portfolios and, therefore, could be considered to be a controlling person of Nations Portfolios for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.


Because this Prospectus combines disclosures on three separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning another investment company. Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment


 How To Buy Shares



There is a minimum initial investment of $250,000 for each record holder; there is no minimum subsequent investment.



Primary A Shares of the Funds may be sold to financial institutions (including NationsBank and its affiliated and correspondent banks) and fee-based planners acting on behalf of their customers, employee benefit plans, charitable foundations, endowments and to other funds in the Nations Funds Family.


The Funds reserve the right, in their discretion, to make Primary A Shares available to other categories of investors, including those who become eligible in connection with a merger or reorganization.



Primary A Shares are sold at net asset value without the imposition of a sales charge. Financial institutions ("Institutions") acting on behalf of their customers ("Customers") may establish certain procedures for processing Customers' purchase orders and may charge their Customers for services provided to them in connection with their investments.



Purchases of the Money Market Funds may be effected on days on which the Federal Reserve Bank of New York is open for business (a "Bank Business Day"). Purchases of the Non-Money Market Funds may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "NYSE Business Day"). Unless otherwise specified, the term "Business Day" in this Prospectus refers to a Bank Business Day with respect to a Money Market Fund, and a NYSE Business Day with respect to a Non-Money Market Fund.



Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Primary A Shares is recorded on the books of the Funds, and share certificates are not issued. It is the responsibility of Institutions, when applicable, to record beneficial ownership of Primary A Shares and to reflect such ownership in the account statements provided to their Customers.



Effective Time of Purchases -- Money Market Funds:
Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by Stephens, the Transfer Agent or their respective agents. A purchase order must be received by Stephens, the Transfer Agent or their respective agents by 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund). A purchase order received after such time will not be accepted; notice thereof will be given to the Institution or investor placing the order, and any funds received will be returned promptly to the sending Institution or investor. If federal funds are not available by 4:00 p.m., Eastern time, the order will be canceled. Primary A Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens, the Transfer Agent or their respective agents.



Effective Time of Purchases -- Non-Money Market Funds: Purchase orders for Primary A Shares in the Non-Money Market Funds which are received by Stephens, the Transfer Agent or their respective agents before the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day. In the event that the Exchange closes early, purchase orders received prior to closing will be priced as of the time the Exchange closes and purchase orders received after the Exchange closes will be deemed received on the next Business Day and priced according to the net asset value determined on the next Business Day. Purchase orders are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received no later than 4:00 p.m., Eastern time, by the third Business Day following the receipt of the order, as determined above. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Institution or investor placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution or investor.


Primary A Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens, the Transfer Agent or their respective agents. Institutions are responsible for transmitting orders for purchases of Primary A Shares by their Customers, and for delivering required funds, on a timely basis. It is Stephens' responsibility to transmit orders it receives to Nations Funds. Institutions should be aware that during periods of significant economic or market change, telephone transactions may be difficult to complete.

     How To Redeem Shares


With respect to the Money Market Funds, redemption orders must be received on a Business Day before 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), and payment will normally be wired the same day to the Institution or investor. Nations Funds reserves the right to wire redemption proceeds within three Business Days after receiving the redemption order if, in the judgment of the Adviser, an earlier payment could adversely impact a Fund. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. Redemption orders will not be accepted by Stephens, the Transfer Agent or their respective agents after 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund) for execution on that Business Day.


Redemption orders for Primary A Shares of the Non-Money Market Funds received by Stephens, the Transfer Agent or their respective agents before the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on any Business day are priced according to the net asset value next determined after acceptance of the order. In the event that the Exchange closes early, redemption orders received prior to closing will be priced as of the time the Exchange closes and redemption orders received after the Exchange closes will be deemed received on the next Business Day and priced according to the net asset value determined on the next Business Day.

Redemption proceeds are normally remitted in federal funds wired to the redeeming Institution or investor within three Business Days following receipt of the order.


Institutions are responsible for transmitting redemption orders to Stephens or to the Transfer Agent or their respective agents and for crediting their Customers' accounts with the redemption proceeds on a timely basis. It is the responsibility of Stephens to transmit orders it receives to Nations Funds. No charge for wiring redemption payments is imposed by Nations Funds, although Institutions may charge their Customer accounts for these or other services provided in connection with the redemption of Primary A Shares and may establish additional procedures. Information concerning any charges or procedures is available from the Institutions. Redemption orders are effected at the net asset value per share next determined after acceptance of the order by Stephens, the Transfer Agent or their respective agents.


Nations Funds may redeem a shareholder's Primary A Shares if the balance in such shareholder's account with the Fund drops below $500 as a result of redemptions, and the shareholder does not increase the balance to at least $500 on 60 days' written notice. Share balances may also be redeemed at the direction of an Institution pursuant to arrangements between the Institution and its Customers. Nations Funds also may redeem shares involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.


 How To Exchange Shares




The exchange feature enables a shareholder of Primary A Shares of a Fund to acquire Primary A Shares of another Nations Fund when that shareholder believes that a shift between Funds is an appropriate investment decision. An exchange of Primary A Shares for Primary A Shares of another fund is made on the basis of the next calculated net asset value per share of each fund after the exchange order is received.


Primary A Shares may be exchanged by directing a request directly to the Institution, if any, through which the original Primary A Shares were purchased or in other cases Stephens, the Transfer Agent or their respective agents. Investors should consult their Institution, Stephens, or the Transfer Agent for further information regarding exchanges. Your exchange feature may be governed by your account agreement with your Institution.


The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.


The current prospectus for each Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.



Nations Funds and Stephens reserve the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shareholders should consider communicating their exchange requests by mail.


 How The Funds Value Their Shares




The net asset value of a share of each class is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares of the Money Market Funds are valued as of 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), each Business Day. Shares of the Non-Money Market Funds are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. In the event that the Exchange closes early, shares of the Non-Money Market Funds will be priced as of the time the Exchange closes. Currently, the days on which the Federal Reserve Bank of New York is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



The assets in the Money Market Funds are valued based upon the amortized cost method. Although Nations Funds seeks to maintain the net asset value per share of these Funds at $1.00, there can be no assurance that their net asset value per share will not vary.



With respect to the Non-Money Market Funds, portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Directors or Trustees.


     How Dividends And Distributions Are Made; Tax Information



Dividends And Distributions


Money Market Funds: Dividends from net investment income for each of the Money Market Funds are declared daily at 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), on the day of declaration. Primary A Shares begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (e.g., the settlement date). Dividends are paid within five Business Days after the end of each month. Dividends are paid in cash within five Business Days after a shareholder's complete redemption of his Primary A Shares in a Fund. To the extent that there are any net realized short-term capital gains, they will be paid at least annually.


Non-Money Market Funds: Dividends from net investment income are declared daily and paid monthly by the Bond Funds. Dividends from net investment income are declared and paid monthly by Nations Capital Growth Fund, Nations Disciplined Equity Fund, Nations Equity Income Fund, Nations Managed Index Fund, Nations Value Fund and Nations Small Company Growth Fund. Dividends from net investment income are declared and paid annually by Nations International Growth Fund and Nations International Value Fund. Dividends from net investment income are declared and paid each calendar quarter by all other Equity Funds, Index Funds and the Balanced Fund. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.


Primary A Shares of the Bond Funds and Tax-Exempt Bond Funds are eligible to begin earning dividends that are declared on the day the purchase order is executed and continue to be eligible for dividends through and including the day before the redemption order is executed. Primary A Shares of the Equity Funds, Index Funds and the Balanced Fund are eligible to receive dividends when declared, provided, however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed.

The net asset value of Primary A Shares will be reduced by the amount of any dividend or distribution. Accordingly, dividends and distributions on newly purchased shares represent, in substance, a return of capital. However, such dividends and distributions would nevertheless be taxable. Dividends and distributions are paid in cash within five Business Days of the end of the month, quarter or year to which the payment relates. Dividends are paid in the form of additional Primary A Shares of the same Fund unless the Customer or investor has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Fund's Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his or her Primary A Shares in a Fund.



Tax Information



Each of the Funds intends to continue to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income tax to the extent its earnings are distributed in accordance with the Code.


Each Fund intends to distribute substantially all of its net investment income each taxable year. Except as provided below, such distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss generally will be taxable as ordinary income to shareholders whether such income is received in cash or reinvested in additional shares.


Corporate shareholders in the Funds may be entitled to the dividends-received deduction for distributions from those Funds investing in the stock of domestic corporations to the extent of the total qualifying dividends received by the distributing Fund.


Substantially all of the net realized long-term capital gains of the Non-Money Market Funds, if any, will be distributed at least annually to such Funds' shareholders. These Funds generally will have no tax liability with respect to such gains, and the distributions generally will be taxable to such shareholders as net capital gain, regardless of how long the shareholders have held such Funds' shares and whether such distributions are received in cash or reinvested in additional shares. Noncorporate shareholders may be taxed on such distributions at preferential rates. The Money Market Funds do not expect to realize long-term capital gains and, therefore, do not expect to distribute such capital gains distributions.


Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and distributions during the prior year. Such dividends and distributions may also be subject to state and local taxes.

Dividends and distributions declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends and distributions are actually paid during January of the following year.


Federal law requires Nations Funds to withhold 31% from any distributions (other than exempt-interest dividends, described below) paid by Nations Funds and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply. If the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding, the Fund is required by the Internal Revenue Service to withhold 31% of any dividend (other than exempt-interest dividends) and/or redemption (including exchanges and redemptions-in-kind). Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold tax on dividends paid to certain foreign shareholders.



Portions of each Fund's investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally, if more than 50% of the value of the total assets of each Fund consists of securities of foreign issuers, it may elect to "pass through" to its shareholders these foreign taxes, if any. Upon such an election, each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income tax for such amount.


Nations Tax Exempt Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund: Each of these Funds is entitled to pass through to their shareholders tax-exempt interest income ("exempt-interest dividends") subject to certain conditions which these Funds intend to satisfy. To the extent that any of these Funds earn taxable income or realize long-term capital gains, distributions to shareholders from such sources will be subject to Federal income tax. The policy of Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund is to pay to their shareholders an amount equal to at least 90% of their exempt-interest income net of certain deductions and 90% of their investment company taxable income. Nations Tax Exempt Fund does not intend to earn investment company taxable income or long-term capital gains. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their Federal gross income under Section 103(a) of the Code unless, under the circumstances applicable to the particular shareholder, the exclusion would be disallowed. (See the SAI under "Additional Information Concerning Taxes.") Distributions of net investment income by Nations Tax Exempt Fund, Nations Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Short-Term Municipal Income Fund may be taxable to investors under state or local law even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

The foregoing discussion is based on tax laws and regulations that were in effect as of the date of this Prospectus and summarizes only some of the important tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisors with specific reference to their own tax situations and with respect to foreign, state and local taxes. Further tax information is contained in the SAI.


 Financial Highlights


The following financial information has been derived from the audited financial statements of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. PricewaterhouseCoopers LLP is the independent accountant to Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. The reports of PricewaterhouseCoopers LLP for the most recent fiscal period of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios accompany the financial statements for such period and are incorporated by reference in the SAI, which is available upon request. For more information see "Organization And History." Shareholders of a Fund will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent accountant.

The following financial highlights for Primary A Shares of Nations International Value Fund have been derived from the audited financial statements of the Emerald International Equity Fund (the predecessor portfolio). KPMG Peat Marwick LLP were the independent auditors for the Emerald International Equity Fund for the fiscal period December 1, 1997 through May 15, 1998 and for the fiscal year ended November 30, 1997. PricewaterhouseCoopers LLP was the independent accountant for the Emerald International Equity Fund for the fiscal period from December 27, 1995 through November 30, 1996. The reports of KPMG Peat Marwick LLP for the fiscal period December 1, 1997 through May 15, 1998 and for the fiscal year ended November 30, 1997 of the Emerald International Equity Fund accompany the financial statements for such periods and are incorporated by reference in the SAI, which is available upon request.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


Nations Prime Fund



                                                                  YEAR          YEAR
                                                                 ENDED          ENDED
Primary A Shares                                               03/31/98        03/31/97
Operating performance:
Net asset value, beginning of year                           $    1.00       $    1.00
Net investment income                                            0.0547          0.0520
Distributions:
Dividends from net investment income                           (0.0547)         (0.0520)
Total dividends and distributions                              (0.0547)         (0.0520)
Net asset value, end of year                                     $1.00            $1.00
Total return++                                                    5.61%            5.34%
Ratio to average net assets/supplemental data:
Net assets, end of year (in 000's)                          $2,852,555       $2,533,688
Ratio of operating expenses to average net assets                 0.30%            0.30%
Ratio of net investment income to average net assets              5.48%            5.21%
Ratio of operating expenses to average net assets without
 waivers and/or expense reimbursements                            0.35%            0.35%



                                                                PERIOD           YEAR            YEAR
                                                                ENDED           ENDED           ENDED
Primary A Shares                                             03/31/96(a)       05/31/95        05/31/94
Operating performance:
Net asset value, beginning of year                             $1.00           $1.00            $1.00
Net investment income                                           0.0468          0.0519           0.0318
Distributions:
Dividends from net investment income                           (0.0468)        (0.0519)        (0.0318)
Total dividends and distributions                              (0.0468)        (0.0519)        (0.0318)
Net asset value, end of year                                  $ 1.00           $1.00          $ 1.00
Total return++                                                  4.79%           5.32%           3.22%
Ratio to average net assets/supplemental data:
Net assets, end of year (in 000's)                           $2,472,469      $2,873,096      $2,883,762
Ratio of operating expenses to average net assets               0.30  %+         0.30  %         0.30  %
Ratio of net investment income to average net assets            5.62  %+         5.23  %         3.20  %
Ratio of operating expenses to average net assets without
 waivers and/or expense reimbursements                          0.37  %+         0.38  %         0.37  %



     * Nations Prime Fund Primary A Shares commenced operations on December 15, 1986.
     + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.



Nations Prime Fund (cont.)




                                                                 YEAR               YEAR
                                                                 ENDED              ENDED
Primary A Shares                                               05/31/93           05/31/92
Operating performance:
Net asset value, beginning of year                             $     1.00        $    1.00
Net investment income                                              0.0328           0.0506
Distributions:
Dividends from net investment income                              (0.0328)         (0.0506)
Total dividends and distributions                                 (0.0328)         (0.0506)
Net asset value, end of year                                   $     1.00        $    1.00
Total return++                                                       3.33%            5.19%+++
Ratio to average net assets/supplemental data:
Net assets, end of year (in 000's)                             $1,156,266        $ 500,476
Ratio of operating expenses to average net assets                    0.30%            0.30%
Ratio of net investment income to average net assets                 3.25%            5.03%
Ratio of operating expenses to average net assets without
 waivers and/or expense reimbursements                               0.36%            0.42%



                                                                 YEAR             YEAR                 YEAR
                                                                ENDED            ENDED               ENDED
Primary A Shares                                              05/31/91          05/31/90           05/31/89*
Operating performance:
Net asset value, beginning of year                             $     1.00           $     1.00           $    1.00
Net investment income                                              0.0749               0.0855              0.0839
Distributions:
Dividends from net investment income                              (0.0749)             (0.0855)            (0.0839)
Total dividends and distributions                                 (0.0749)             (0.0855)            (0.0839)
Net asset value, end of year                                   $     1.00           $     1.00           $    1.00
Total return++                                                       7.75%+++             8.88%+++            8.71%+++
Ratio to average net assets/supplemental data:
Net assets, end of year (in 000's)                             $  574,993           $  433,298           $ 115,295
Ratio of operating expenses to average net assets                    0.30%                0.32%               0.35%
Ratio of net investment income to average net assets                 7.47%                8.43%               8.11%
Ratio of operating expenses to average net assets without
 waivers and/or expense reimbursements                               0.44%                0.50%+++            0.55%+++



     * Nations Prime Fund Primary A Shares commenced operations on December 15, 1986.

     + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



Nations Treasury Fund




                                                                YEAR          YEAR
                                                               ENDED          ENDED
Primary A Shares                                              03/31/98       03/31/97
Operating performance:
Net asset value, beginning of year                          $  1.00        $    1.00
Net investment income                                         0.0531           0.0509
Distributions:
Dividends from net investment income                        (0.0531)         (0.0509)
Total dividends and distributions                           (0.0531)         (0.0509)
Net asset value, end of year                                $  1.00        $    1.00
Total return++                                                5.43  %          5.22  %
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                          $615,185       $1,345,585
Ratio of operating expenses to average net assets             0.30  %          0.30  %
Ratio of net investment income to average net assets          5.31  %          5.09  %
Ratio of operating expenses to average net assets without
 waivers and/or expense reimbursements                        0.35  %          0.35  %



                                                              PERIOD          YEAR             YEAR
                                                              ENDED           ENDED           ENDED
Primary A Shares                                             03/31/96(a)       05/31/95        05/31/94
Operating performance:
Net asset value, beginning of year                         $ 1.00            $    1.00       $    1.00
Net investment income                                       0.0458               0.0494          0.0297
Distributions:
Dividends from net investment income                       (0.0458)            (0.0494)        (0.0297)
Total dividends and distributions                          (0.0458)#           (0.0494)#       (0.0297)
Net asset value, end of year                               $ 1.00            $    1.00       $    1.00
Total return++                                              4.67  %              5.05  %         2.99  %
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                         $821,030          $2,896,868      $2,679,992
Ratio of operating expenses to average net assets           0.30  %+             0.30  %         0.30  %
Ratio of net investment income to average net assets        5.52  %+             4.99  %         2.97  %
Ratio of operating expenses to average net assets without
 waivers and/or expense reimbursements                      0.37  %+             0.35  %         0.36  %


Nations Treasury Fund (cont.)




                                                                   YEAR               YEAR
                                                                  ENDED               ENDED
Primary A Shares                                                 05/31/93           05/31/92
Operating performance:
Net asset value, beginning of year                             $     1.00        $      1.00
Net investment income                                              0.0307             0.0483
Distributions:
Dividends from net investment income                              (0.0307)           (0.0483)
Total dividends and distributions                                 (0.0307)           (0.0483)
Net asset value, end of year                                   $     1.00        $      1.00
Total return++                                                       3.12%              4.95%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                             $2,956,796        $ 1,094,741
Ratio of operating expenses to average net assets                    0.30%              0.29%
Ratio of net investment income to average net assets                 3.02%              4.82%
Ratio of operating expenses to average net assets without
 waivers and/or expense reimbursements                               0.36%              0.42%



                                                                  YEAR                YEAR               YEAR
                                                                  ENDED               ENDED              ENDED
Primary A Shares                                                 05/31/91           05/31/90           05/31/89*
Operating performance:
Net asset value, beginning of year                             $   1.00           $    1.00           $   1.00
Net investment income                                            0.0721              0.0829             0.0802
Distributions:
Dividends from net investment income                            (0.0721)            (0.0829)           (0.0802)
Total dividends and distributions                               (0.0721)            (0.0829)           (0.0802)
Net asset value, end of year                                   $   1.00           $    1.00           $   1.00
Total return++                                                     7.46%+++            8.61%+++           8.33%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                             $955,186           $ 392,843           $ 90,946
Ratio of operating expenses to average net assets                  0.25%               0.25%              0.39%
Ratio of net investment income to average net assets               7.04%               8.18%              7.93%
Ratio of operating expenses to average net assets without
 waivers and/or expense reimbursements                             0.43%               0.59%+++           0.58%+++


     * Nations Treasury Fund Primary A Shares commenced operations on December 15, 1986.
     +    Annualized.
     ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
     +++ Unaudited. # Amount includes distributions from net realized gains of less than $0.0001 per share.
     (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



Nations Government Money Market Fund



                                        YEAR        YEAR          PERIOD          YEAR
                                       ENDED        ENDED          ENDED          ENDED
Primary A Shares                      03/31/98       03/31/97     03/31/96(a)      11/30/95
Operating performance:
Net asset value, beginning
of year                           $     1.00   $       1.00  $        1.00    $       1.00
Net investment income                 0.0524         0.0503         0.0173          0.0558
Distributions:
Dividends from net
investment income                    (0.0524)       (0.0503)       (0.0173)        (0.0558)
Total dividends and
 distributions                       (0.0524)       (0.0503)       (0.0173)        (0.0558)
Net asset value, end of year      $     1.00   $       1.00  $        1.00    $       1.00
Total return++                          5.39%        5.18 %         1.74 %          5.72 %
Ratios to average net
assets/supplemental data:
Net assets, end of year
(in 000's)                        $  217,506   $    299,394  $     336,771    $    332,895
Ratio of operating expenses
 to average net assets                0.30 %         0.30 %           0.30%+          0.30%
Ratio of net investment
 income to average net
 assets                               5.25 %         5.03 %        5.20 %+          5.58 %
Ratio of operating expenses
 to average net assets
 without waivers and/or
 expense reimbursements               0.59 %         0.57 %        0.59 %+          0.57 %



                                          YEAR               YEAR                 YEAR                   PERIOD
                                          ENDED              ENDED                ENDED                   ENDED
Primary A Shares                        11/30/94            11/30/93              11/30/92               11/30/91*
Operating performance:
Net asset value, beginning
of year                           $        1.00        $        1.00        $        1.00           $        1.00
Net investment income                    0.0375               0.0294               0.0358                  0.0571
Distributions:
Dividends from net
investment income                     (0.0375)#              (0.0294)             (0.0358)                (0.0571)
Total dividends and
 distributions                          (0.0375)             (0.0294)             (0.0358)                (0.0571)
Net asset value, end of year      $        1.00        $        1.00        $        1.00           $        1.00
Total return++                             3.84%                2.96%                3.63%+++                5.87%+++
Ratios to average net
assets/supplemental data:
Net assets, end of year
(in 000's)                        $     432,729        $     475,180        $     414,412           $     333,979
Ratio of operating expenses
 to average net assets                     0.30%                0.30%                0.42%                   0.43%+
Ratio of net investment
 income to average net
 assets                                    3.79%                2.91%                3.55%                   5.49%+
Ratio of operating expenses
 to average net assets
 without waivers and/or
 expense reimbursements                    0.59%                0.56%                0.58%                   0.62%+


     * Nations Government Money Market Fund Primary A Shares commenced operations on December 3, 1990.
     +    Annualized.

     ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

     +++  Unaudited
     # Amount includes distributions from net realized gains of less than $0.0001 per share.
     (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



Nations Tax Exempt Fund




                                                                      YEAR                 YEAR
                                                                      ENDED                ENDED
Primary A Shares                                                     03/31/98             03/31/97
Operating performance:
Net asset value, beginning of year                             $        1.00        $        1.00
Net investment income                                                 0.0345               0.0324
Distributions:
Dividends from net investment income                                 (0.0345)             (0.0324)
Total dividends and distributions                                    (0.0345)             (0.0324)
Net asset value, end of year                                   $        1.00        $        1.00
Total return++                                                          3.48%                3.29%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                             $   2,001,083        $   1,184,313
Ratio of operating expenses to average net assets                       0.30%                0.30%
Ratio of net investment income to average net assets                    3.43%                3.25%
Ratio of operating expenses to average net assets without
 waivers and/or expense reimbursements                                    0.56%                0.55%



                                                                     PERIOD         YEAR          YEAR
                                                                     ENDED          ENDED         ENDED
Primary A Shares                                                  03/31/96(a)      11/30/95     11/30/94
Operating performance:
Net asset value, beginning of year                             $       1.00     $    1.00      $      1.00
Net investment income                                                0.0112        0.0361           0.0257
Distributions:
Dividends from net investment income                                (0.0112)      (0.0361)         (0.0257)
Total dividends and distributions                                   (0.0112)      (0.0361)         (0.0257)
Net asset value, end of year                                   $       1.00     $    1.00      $      1.00
Total return++                                                         1.12%         3.68%            2.60%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                             $  1,078,764     $ 905,125      $   820,677
Ratio of operating expenses to average net assets                      0.30%+        0.30%            0.27%
Ratio of net investment income to average net assets                3.35 %+          3.62%            2.59%
Ratio of operating expenses to average net assets without
 waivers and/or expense reimbursements                              0.58 %+          0.57%            0.59%


Nations Tax Exempt Fund (cont.)




                                                                    YEAR             YEAR
                                                                    ENDED            ENDED
Primary A Shares                                                   11/30/93         11/30/92
Operating performance:
Net asset value, beginning of year                             $     1.00        $     1.00
Net investment income                                              0.0223            0.0267
Distributions:
Dividends from net investment income                              (0.0223)          (0.0267)
Total dividends and distributions                                 (0.0223)          (0.0267)
Net asset value, end of year                                   $     1.00        $     1.00
Total return++                                                       2.27%             2.70%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                             $  701,403        $  329,265
Ratio of operating expenses to average net assets                    0.23%             0.40%
Ratio of net investment income to average net assets                 2.23%             2.65%
Ratio of operating expenses to average net assets without
 waivers and/or expense reimbursements                               0.59%             0.57%


                                                                   YEAR            YEAR                 YEAR
                                                                  ENDED            ENDED               ENDED
Primary A Shares                                                 11/30/91         11/30/90           11/30/89*
Operating performance:
Net asset value, beginning of year ......................   $     1.00        $     1.00        $    1.00
Net investment income ...................................       0.0422            0.0550           0.0600
Distributions:
Dividends from net investment income ....................      (0.0422)          (0.0550)         (0.0600)
Total dividends and distributions .......................      (0.0422)          (0.0550)         (0.0600)
Net asset value, end of year ............................   $     1.00        $     1.00        $    1.00
Total return++ ..........................................         4.31%+++          5.63%+++         6.17              %+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's) ......................                     $  168,829        $ 173,834     $     145,109
Ratio of operating expenses to average net assets .......         0.42%             0.40%            0.40%
Ratio of net investment income to average net assets ....         4.23%             5.51%            6.00%
Ratio of operating expenses to average net assets without
 waivers and/or expense reimbursements ..................         0.60%             0.75%            0.74%


     * Nations Tax Exempt Fund Primary A Shares commenced operations on March 14, 1988.
     +    Annualized.
     ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
     +++  Unaudited.
     (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Value Fund


                                                                     YEAR                YEAR
                                                                    ENDED                ENDED
Primary A Shares                                                  03/31/98#             03/31/97
Operating performance:
Net asset value, beginning of period .....................   $       17.87        $       16.60
Net investment income ....................................            0.20                 0.26
Net realized and unrealized gain/(loss) on investments ...            5.98                 2.69
Net increase/(decrease) in net asset value from operations            6.18                 2.95
Distributions:
Dividends from net investment income .....................           (0.19)               (0.26)
Distributions from net realized capital gains ............           (3.94)               (1.42)
Total dividends and distributions ........................           (4.13)               (1.68)
Net asset value, end of period ...........................   $       19.92        $       17.87
Total return++ ...........................................           38.53%               18.07%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) .....................   $   2,248,460        $   1,200,853
Ratio of operating expenses to average net assets ........            0.95%(b)             0.97%(b)
Ratio of net investment income to average net assets .....            1.04%                1.51%
Portfolio turnover rate ..................................              79%                  47%
Ratio of operating expenses to average net assets without
 waivers and/or expense reimbursements ...................            0.95%(b)             0.97%(b)



                                                                   PERIOD          YEAR             YEAR
                                                                   ENDED           ENDED           ENDED
Primary A Shares                                                03/31/96(a)       11/30/95        11/30/94
Operating performance:
Net asset value, beginning of period .....................   $     16.21      $     12.98     $     13.74
Net investment income ....................................          0.07             0.27            0.24
Net realized and unrealized gain/(loss) on investments ...          1.06             3.91           (0.23)
Net increase/(decrease) in net asset value from operations          1.13             4.18            0.01
Distributions:
Dividends from net investment income .....................         (0.12)           (0.28)          (0.23)
Distributions from net realized capital gains ............         (0.62)           (0.67)          (0.54)
Total dividends and distributions ........................         (0.74)           (0.95)          (0.77)
Net asset value, end of period ...........................   $     16.60      $     16.21     $     12.98
Total return++ ...........................................          7.20%           34.53%          (0.08)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) .....................   $   998,957      $   956,669     $   799,743
Ratio of operating expenses to average net assets ........          0.96%+           0.94%           0.93%
Ratio of net investment income to average net assets .....          1.30%+           1.90%           1.85%
Portfolio turnover rate ..................................            12%              63%             75%
Ratio of operating expenses to average net assets without
 waivers and/or expense reimbursements ...................          0.96%+           0.94%           0.93%


Nations Value Fund (cont.)


                                                                    YEAR          YEAR
                                                                   ENDED          ENDED
Primary A Shares                                                  11/30/93       11/30/92
Operating performance:
Net asset value, beginning of period .....................   $     12.45     $     11.16
Net investment income ....................................          0.24            0.28
Net realized and unrealized (gain/loss) on investments ...          1.38            1.57
Net increase/(decrease) in net asset value from operations          1.62            1.85
Distributions:
Dividends from net investment income .....................         (0.24)          (0.27)
Distributions from net realized capital gains ............         (0.09)          (0.29)
Total dividends and distributions ........................         (0.33)          (0.56)
Net asset value, end of period ...........................   $     13.74     $     12.45
Total return++ ...........................................         13.19%          17.00%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) .....................   $   707,185     $   282,138
Ratio of operating expenses to average net assets ........          0.96%           0.90%
Ratio of net investment income to average net assets .....          1.98%           2.31%
Portfolio turnover rate ..................................            64%             60%
Ratio of operating expenses to average net assets without
 waivers and/or expense reimbursements ...................          0.97%           0.97%



                                                                    YEAR             YEAR              PERIOD
                                                                   ENDED             ENDED             ENDED
Primary A Shares                                                 11/30/91          11/30/90         11/30/89*#
Operating performance:
Net asset value, beginning of period .....................   $     9.71        $    10.04        $    10.00
Net investment income ....................................         0.34              0.35              0.08
Net realized and unrealized (gain/loss) on investments ...         1.47             (0.36)            (0.04)
Net increase/(decrease) in net asset value from operations         1.81             (0.01)             0.04
Distributions:
Dividends from net investment income .....................        (0.36)            (0.32)             --
Distributions from net realized capital gains ............         --                --                --
Total dividends and distributions ........................        (0.36)            (0.32)             --
Net asset value, end of period ...........................   $    11.16        $     9.71        $    10.04
Total return++ ...........................................        18.79%+++         (0.16)%+++         0.40%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) .....................   $   82,360        $   19,769        $    5,161
Ratio of operating expenses to average net assets ........         0.53%             0.21%             0.49%+
Ratio of net investment income to average net assets .....         3.33%             4.19%             4.41%+
Portfolio turnover rate ..................................           51%               24%             --
Ratio of operating expenses to average net assets without
 waivers and/or expense reimbursements ...................         0.99%             1.11%             1.41%+

     * Nations Value Fund Primary A Shares commenced operations on September 19, 1989.
     +    Annualized.
     ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
     +++  Unaudited.

     # Per share net investment income has been calculated using the monthly average share method.
     (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
     (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


Nations Equity Income Fund




                                     YEAR             YEAR               PERIOD
                                    ENDED             ENDED              ENDED
Primary A Shares                  03/31/98#          03/31/97          03/31/96(a)
Operating performance:
Net asset value, beginning
 of period ................   $     12.30        $     13.14        $     11.81
Net investment income .....          0.29               0.43               0.30
Net realized and unrealized
 gain on investments ......          3.79               1.55               1.77
Net increase/(decrease) in
 net asset value from
 operations ...............          4.08               1.98               2.07
Distributions:
Dividends from net
 investment income ........         (0.28)             (0.41)             (0.37)
Distributions from net
 realized capital gains ...         (2.16)             (2.41)             (0.37)
Total dividends and
 distributions ............         (2.44)             (2.82)             (0.74)
Net asset value, end of
 period ...................   $     13.94              12.30        $     13.14
Total return++ ............         37.21%             15.62%             17.98%
Ratios to average net
 assets/supplemental data:
Net assets, end of period
 (in 000's) ...............   $   915,630        $   200,772        $   283,142
Ratio of operating expenses
 to average net assets ....          0.86%(b)           0.91%(b)           0.90%+
Ratio of net investment
 income to average net
 assets ...................          2.22%              3.09%              2.84%+
Portfolio turnover rate ...            74%               102%                59%
Ratio of operating expenses
 to average net assets
 without waivers and/or
 expense reimbursements ...          0.86%(b)           0.91%(b)           0.90%+



                                    YEAR            YEAR            YEAR            YEAR          PERIOD
                                    ENDED           ENDED           ENDED           ENDED          ENDED
Primary A Shares                   05/31/95        5/31/94         5/31/93         5/31/92        5/31/91*
Operating performance:
Net asset value, beginning
 of period ................   $     11.43     $     12.06     $     11.41     $     10.19    $     10.00
Net investment income .....          0.42            0.38            0.37            0.34           0.05
Net realized and unrealized
 gain on investments ......          1.11            0.22            1.08            1.25           0.14
Net increase/(decrease) in
 net asset value from
 operations ...............          1.53            0.60            1.45            1.59           0.19
Distributions:
Dividends from net
 investment income ........         (0.42)          (0.42)          (0.35)          (0.30)          --
Distributions from net
 realized capital gains ...         (0.73)          (0.81)          (0.45)          (0.07)          --
Total dividends and
 distributions ............         (1.15)          (1.23)          (0.80)          (0.37)          --
Net asset value, end of
 period ...................   $     11.81     $     11.43     $     12.06     $     11.41    $     10.19
Total return++ ............         14.79%           5.00%          13.30%     15.91%++ +           1.90%+++
Ratios to average net
 assets/supplemental data:
Net assets, end of period
 (in 000's) ...............   $   283,082     $   225,740     $   175,949     $    18,104    $    10,194
Ratio of operating expenses
 to average net assets ....          0.92%           0.94%           0.92%           1.10%          1.12%+
Ratio of net investment
 income to average net
 assets ...................          3.75%           3.41%           3.37%           3.15%          3.66%+
Portfolio turnover rate ...           158%            116%             55%             84%             9%
Ratio of operating expenses
 to average net assets
 without waivers and/or
 expense reimbursements ...          0.93%           0.95%           1.04%           2.21%          1.80%+


     * Nations Equity Income Fund Primary A Shares commenced operations on April 11, 1991.
     +    Annualized.
     ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges. +++ Unaudited.

     # Per share net investment income has been calculated using the monthly average share method.
     (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
     (b) The effect of the fees reduced by credits allowed by the custodian on the operating expenses ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


Nations Emerging Growth Fund




                                                         YEAR              YEAR
                                                        ENDED              ENDED
Primary A Shares                                       03/31/98#          03/31/97#
Operating performance:
Net asset value, beginning of period ..........   $     12.86        $     14.04
Net investment income/(loss) ..................         (0.06)             (0.04)
Net realized and unrealized gain/(loss) on
 investments ..................................          5.55               0.20
Net increase/(decrease) in net asset value from
 operations ...................................          5.49               0.16
Distributions:
Distributions from net realized capital gains .         (1.79)             (1.34)
Total dividends and distributions .............         (1.79)             (1.34)
Net asset value, end of period ................   $     16.56        $     12.86
Total return++ ................................         45.09%              0.48%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ..........   $   318,584        $   267,319
Ratio of operating expenses to average net
 assets .......................................          0.98%(c)           0.98%(c)
Ratio of operating expenses to average net
 assets including interest expense ............          0.99%               N/A
Ratio of net investment income/(loss) to
 average net assets ...........................         (0.42%)            (0.26)%
Portfolio turnover rate .......................            76%                93%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements ...............................          0.98%(c)           0.98%(c)



                                                       PERIOD         YEAR          YEAR       PERIOD
                                                       ENDED          ENDED        ENDED        ENDED
Primary A Shares                                   03/31/96#(a)     11/30/95     11/30/94#    11/30/93*
Operating performance:
Net asset value, beginning of period               $  14.28        $ 11.41       $  10.87    $ 10.00
Net investment income/(loss)                        ( 0.00)(b)        0.01        ( 0.03)    ( 0.01)
Net realized and unrealized gain/(loss) on
 investments                                          1.26            3.26          0.71       0.89
Net increase/(decrease) in net asset value from
 operations                                           1.26            3.27          0.68       0.88
Distributions:
Distributions from net realized capital gains       ( 1.50)          ( 0.40)      ( 0.14)    ( 0.01)
Total dividends and distributions                   ( 1.50)          ( 0.40)      ( 0.14)    ( 0.01)
Net asset value, end of period                     $  14.04        $ 14.28       $  11.41    $ 10.87
Total return++                                        9.87%           29.95%        6.26%      8.81%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $295,764        $269,484      $182,459    $121,281
Ratio of operating expenses to average net
 assets                                               0.99%+           0.98%        1.01%      0.80%+
Ratio of operating expenses to average net
 assets including interest expense                    N/A             N/A          N/A          N/A
Ratio of net investment income/(loss) to
 average net assets                                 ( 0.06)%+          0.08%      ( 0.29)%   ( 0.15)%+
Portfolio turnover rate                                 39%             139%         129%       159%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                       0.99%+           0.98%        1.01%      1.01%


     * Nations Emerging Growth Fund Primary A Shares commenced operations on December 4, 1992.
     + Annualized. ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

     # Per share net investment income has been calculated using the monthly average share method.

     (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

     (b)  Amount represents less than $0.01 per share.
     (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



Nations Small Company Growth Fund




                                                                                                PERIOD
                                                                                                ENDED
Primary A Shares                                                                               03/31/98*
Operating performance:
Net asset value at the beginning of the period ........................................   $    12.07
Net investment income .................................................................         0.01
Net realized and unrealized gain on investments .......................................         4.43
Net increase in net asset value from operations .......................................         4.44
Distributions:
Dividends from net investment income ..................................................        (0.01)
Distributions from net realized capital gains .........................................        (0.71)
Total dividends and distributions .....................................................        (0.72)
Net asset value at the end of the period ..............................................   $    15.79
Total return ++ .......................................................................        37.27%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ..................................................   $  235,427
Ratio of operating expenses to average net assets .....................................         0.95%+(a)
Ratio of operating expenses to average net assets including interest expense ..........         0.95%+
Ratio of net investment income/(loss) to average net assets ...........................         0.05%+
Portfolio turnover rate ...............................................................           59%
Ratio of expenses to average net assets (without waivers and/or expense reimbursements)         1.26%+(a)



                                                                                              PERIOD        PERIOD
                                                                                              ENDED         ENDED
Primary A Shares                                                                             5/16/97*    08/31/96*(b)
Operating performance:
Net asset value at the beginning of the period                                              $  10.65     $ 10.00
Net investment income                                                                          0.04        0.09
Net realized and unrealized gain on investments                                                1.47        0.64
Net increase in net asset value from operations                                                1.51        0.73
Distributions:
Dividends from net investment income                                                         ( 0.04)     ( 0.08)
Distributions from net realized capital gains                                                ( 0.05)         --
Total dividends and distributions                                                            ( 0.09)     ( 0.08)
Net asset value at the end of the period                                                    $  12.07     $ 10.65
Total return ++                                                                               14.21%       7.37%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                        $109,450     $70,483
Ratio of operating expenses to average net assets                                              0.98%+      1.00%+
Ratio of operating expenses to average net assets including interest expense                     --          --
Ratio of net investment income/(loss) to average net assets                                    0.54%+      1.06%+
Portfolio turnover rate                                                                          48%         31%
Ratio of expenses to average net assets (without waivers and/or expense reimbursements)        1.41%+      1.54%+



     * The financial information for the fiscal periods prior to May 23, 1997 reflect the financial information for the Pilot Small Capitalization Equity Fund's Pilot Shares, which were reorganized into the Primary A Shares of Nations Small Company Growth Fund as of May 23, 1997. Prior to May 23, 1997, the investment adviser to Nations Small Company Growth Fund was Boatman's Trust Company. Effective May 23, 1997, the investment adviser to Nations Small Company Growth Fund was TradeStreet Investment Associates, Inc.

     +    Annualized.

     ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charge.
     (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with or without and/or expense reimbursements, was less than .01%.
     (b) Represents the period from December 12, 1995 (commencement of operations) to August 31, 1996.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


Nations Disciplined Equity Fund




                                           YEAR               YEAR               PERIOD
                                          ENDED               ENDED              ENDED
Primary A Shares                       03/31/98##           03/31/97           03/31/96(a)
Operating performance:
Net asset value, beginning of
 period .......................   $     18.47           $     17.19        $     17.06
Net investment income/(loss) ..          0.08                  0.14               0.05
Net realized and unrealized
 gain/(loss) on investments ...          7.88                  2.79               0.35
Net increase/(decrease) in net
 asset value from operations ..          7.96                  2.93               0.40
Distributions:
Dividends from net investment
 income .......................         (0.03)                (0.14)             (0.04)
Distributions from net realized
 capital gains ................         (4.23)                (1.51)             (0.23)
Return of capital .............          --                    --                 --
Total dividends and
 distributions ................         (4.26)                (1.65)             (0.27)
Net asset value, end of period    $     22.17           $     18.47        $     17.19
Total return++ ................         48.65%                17.00%              2.44%
Ratios to average net assets/
 supplemental data:
Net assets, end of period
 (in 000's) ...................   $   132,504           $   100,260        $   116,469
Ratio of operating expenses to
 average net assets ...........          0.98%(c)(d)           1.04%(c)           1.02%+
Ratio of net investment
 income/(loss) to average net
 assets .......................          0.37%                 0.70%              0.82%+
Portfolio turnover rate .......            79%                  120%                47%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements ...............          0.98%(c)(d)           1.04%              1.02%+



                                     YEAR             PERIOD         PERIOD          PERIOD
                                     ENDED            ENDED           ENDED          ENDED
Primary A Shares                   11/30/95          11/30/94*       04/29/94*      04/30/93*
Operating performance:
Net asset value, beginning of
 period .......................   $     13.08     $     13.31    $     13.65    $     10.00
Net investment income/(loss) ..          0.10            0.01          (0.05)         (0.03)
Net realized and unrealized
 gain/(loss) on investments ...          3.96        ( 0.23)#           2.66           3.74
Net increase/(decrease) in net
 asset value from operations ..          4.06           (0.22)          2.61           3.71
Distributions:
Dividends from net investment
 income .......................         (0.08)          (0.01)          --             --
Distributions from net realized
 capital gains ................          --              --            (2.95)         (0.06)
Return of capital .............          --        ( 0.00)(b)           --             --
Total dividends and
 distributions ................         (0.08)          (0.01)         (2.95)         (0.06)
Net asset value, end of period    $     17.06     $     13.08    $     13.31    $     13.65
Total return++ ................         31.13%          (1.62)%        18.79%         37.13%
Ratios to average net assets/
 supplemental data:
Net assets, end of period
 (in 000's) ...................   $   109,939     $     9,947    $     8,079    $     4,638
Ratio of operating expenses to
 average net assets ...........          1.30%           1.13%+         1.20%+         1.20%+
Ratio of net investment
 income/(loss) to average net
 assets .......................          0.85%           0.12%+        (0.60)%+       (0.58)%+
Portfolio turnover rate .......           124%            177%           475%           203%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements ...............          1.30%           1.56%+         1.53%+         1.31%+



     * The period for Nations Disciplined Equity Fund Primary A Shares reflects operations from April 30, 1994 through November 30, 1994. The financial information for the fiscal periods through April 29, 1994 is based on the financial information for The Capitol Mutual Funds Special Equity Portfolio Class A Shares, which were reorganized into Primary A Shares of Nations Disciplined Equity Fund (then named Nations Special Equity Fund) as of the close of business on April 29, 1994. The Capitol Mutual Funds' Special Equity Portfolio Class A Shares commenced operations on October 1, 1992.

     +    Annualized.
     ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
     # The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

     ## Per share net investment income has been calculated using the monthly average share method.

     (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

     (b)  Amount represents less than $0.01 per share.
     (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
     (d) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


Nations Capital Growth Fund





                                           YEAR               YEAR              PERIOD
                                          ENDED               ENDED             ENDED
Primary A Shares                       03/31/98##          03/31/97##         03/31/96(a)
Operating performance:
Net asset value, beginning of
 period .......................   $     11.70           $     13.43        $     14.24
Net investment income/(loss) ..          0.02                  0.05               0.02
Net realized and unrealized
 gain on investments ..........          5.27                  1.66               0.38
Net increase in net asset value
 from operations ..............          5.29                  1.71               0.40
Distributions:
Dividends from net investment
 income .......................         (0.01)                (0.05)             (0.02)
Distributions from net realized
 capital gains ................         (3.68)                (3.39)             (1.19)
Total dividends and
 distributions ................         (3.69)                (3.44)             (1.21)
Net asset value, end of period    $     13.30           $     11.70        $     13.43
Total return++ ................         53.89%                11.88%              3.14%
Ratios to average net
 assets/supplemental data:
Net assets, end of period
 (in 000's) ...................   $   872,150           $   533,168        $   839,300
Ratio of operating expenses to
 average net assets ...........          0.95%(c)(d)           0.96%(d)           0.96%+
Ratio of net investment
 income/(loss) to average net
 assets .......................          0.13%                 0.39%              0.38%+
Portfolio turnover rate .......           113%                   75%                25%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements ...............          0.95%(c)              0.96%              0.96%+



                                       YEAR             YEAR           YEAR            PERIOD
                                       ENDED           ENDED           ENDED           ENDED
Primary A Shares                      11/30/95        11/30/94        11/30/93       11/30/92*
Operating performance:
Net asset value, beginning of
 period .......................   $     11.23     $     11.08     $     10.68     $     10.00
Net investment income/(loss) ..          0.09            0.09            0.09            0.02
Net realized and unrealized
 gain on investments ..........          3.28            0.14            0.42          0.66 #
Net increase in net asset value
 from operations ..............          3.37            0.23            0.51            0.68
Distributions:
Dividends from net investment
 income .......................         (0.10)          (0.08)          (0.10)           --
Distributions from net realized
 capital gains ................         (0.26)     ( 0.00)(b)           (0.01)           --
Total dividends and
 distributions ................         (0.36)          (0.08)          (0.11)           --
Net asset value, end of period    $     14.24     $     11.23     $     11.08     $     10.68
Total return++ ................         30.96%           2.14%           4.84%           6.80%+++
Ratios to average net
 assets/supplemental data:
Net assets, end of period
 (in 000's) ...................   $   867,361     $   717,914     $   646,661     $   728,629
Ratio of operating expenses to
 average net assets ...........          0.98%           0.90%           0.80%           0.30%+
Ratio of net investment
 income/(loss) to average net
 assets .......................          0.71%           0.85%           0.84%           1.33%+
Portfolio turnover rate .......            80%             56%             81%              7%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements ...............          0.98%           0.91%           0.89%           1.05%+



          *    Nations Capital Growth Fund Primary A Shares commenced operations on September 30, 1992.
          +    Annualized.
          ++   Total  return  represents  aggregate  total return for the period indicated and does not reflect the deduction of any applicable sales charges.
          +++  Unaudited.
          #    The  amount  shown at this  caption  for each  share  outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.
          ##   Per share net  investment  income has been  calculated  using the monthly average share method.
          (a)  Fiscal  year end changed to March 31.  Prior to this,  the fiscal year end was November 30.
          (b)  Amount represents less than $0.01 per share.
          (c)  The  effect  of  the  fees  reduced  by  credits  allowed  by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
          (d)  The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT THE PERIOD



Nations Marsico Focused Equities Fund



                                                                                             PERIOD
                                                                                             ENDED
Primary A Shares*                                                                          03/31/98#
Operating performance:
Net asset value, beginning of period ................................................   $   10.00
Net investment income/(loss) ........................................................       (0.01)
Net realized and unrealized gains on investments ....................................        2.14
Net increase in net asset value from operations .....................................        2.13
Distributions:
Dividends from net investment income ................................................        0.00
Distributions from net realized capital gains .......................................        0.00
Total dividends and distributions ...................................................        0.00
Net asset value, end of period ......................................................   $   12.13
Total return++ ......................................................................       21.30%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ................................................   $   8,808
Ratio of operating expenses to average net assets ...................................        1.52%+(a)
Ratio of net investment loss to average net assets ..................................       (0.30)%+
Portfolio turnover rate .............................................................          25%
Ratio of expenses to average net assets without waivers and/or expense reimbursements        1.52%+(a)



          * Nations Marsico Focused Equities Fund Primary A Shares commenced operations on December 31, 1997.

          +    Annualized.
          ++   Total  return  represents  aggregate  total return for the period indicated and does not reflect the deduction of any applicable sales charge.

          # Per share net investment income has been calculated using the monthly average share method.
          (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT THE PERIOD


Nations Marsico Growth & Income Fund



                                                                                            PERIOD
                                                                                            ENDED
Primary A Shares*                                                                          03/31/98#
Operating performance:
Net asset value, beginning of period ................................................   $   10.00
Income from investment operations:
Net investment income ...............................................................        0.01
Net realized and unrealized gain on investments .....................................        2.02
Net increase in net asset value from operations .....................................        2.03
Distributions:
Dividends from net investment income ................................................        0.00
Distributions from net realized capital gains .......................................        0.00
Total dividends and distributions ...................................................        0.00
Net asset value, end of period ......................................................   $   12.03
Total return++ ......................................................................       20.30%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ................................................   $   2,517
Ratio of operating expenses to average net assets ...................................        1.09%+(a)
Ratio of net investment income/loss to average net assets ...........................        0.38%+
Portfolio turnover rate .............................................................          22%
Ratio of expenses to average net assets without waivers and/or expense reimbursements        1.97%+(a)



          *    Nations   Marsico  Growth  &  Income  Fund  Primary  A  commenced
               operations on December 31, 1997.

          +    Annualized.
          ++   Total  return  represents  aggregate  total return for the period indicated and does not reflect the deduction of any applicable sales charges.

          # Per share net investment income has been calculated using the monthly average share method.
          (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


Nations International Equity Fund




                                                    YEAR          YEAR             PERIOD
                                                   ENDED          ENDED            ENDED
Primary A Shares                                  03/31/98#      03/31/97#      03/31/96(a)#
Operating performance:
Net asset value, beginning of period .....   $     13.13     $     13.50      $     11.75
Net investment income/(loss) .............          0.11            0.08             0.07
Net realized and unrealized gain/(loss) on
 investments .............................          1.95            0.11             1.80
Net increase/(decrease) in net asset value
 from operations .........................          2.06            0.19             1.87
Distributions:
Dividends from net investment income .....         (0.17)          (0.11)           (0.06)
Distributions in excess of net investment
 income ..................................         (0.05)          (0.00)**         (0.04)
Distributions from net realized capital
 gains ...................................         (0.16)          (0.42)           (0.02)
Distributions in excess of net realized
 capital gains ...........................          --             (0.03)            --
Total dividends and distributions ........         (0.38)          (0.56)           (0.12)
Net asset value, end of period ...........   $     14.81     $     13.13      $     13.50
Total return++ ...........................         16.06%           1.32%           16.01%
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's) .....   $   885,329     $   976,855      $   849,731
Ratio of operating expenses to average net
 assets ..................................          1.14%           1.16%            1.17%+
Ratio of net investment income/(loss) to
 average net assets ......................          0.76%           0.62%            0.65%+
Portfolio turnover rate ..................            64%             36%              26%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements ..........................          1.14%           1.16%            1.18%+



                                                 YEAR         YEAR        YEAR         PERIOD
                                                ENDED        ENDED        ENDED        ENDED
Primary A Shares                              05/31/95#     05/31/94#    05/31/93#    05/31/92*
Operating performance:
Net asset value, beginning of period          $  12.06     $ 10.60      $ 10.40      $ 10.00
Net investment income/(loss)                     0.14         0.09         0.09        0.08
Net realized and unrealized gain/(loss) on
 investments                                   ( 0.20)        1.44         0.21        0.36
Net increase/(decrease) in net asset value
 from operations                               ( 0.06)        1.53         0.30        0.44
Distributions:
Dividends from net investment income           ( 0.03)       ( 0.05)      ( 0.08)    ( 0.04)
Distributions in excess of net investment
 income                                            --            --           --         --
Distributions from net realized capital
 gains                                         ( 0.12)       ( 0.02)      ( 0.02)        --
Distributions in excess of net realized
 capital gains                                 ( 0.10)           --           --         --
Total dividends and distributions              ( 0.25)       ( 0.07)      ( 0.10)    ( 0.04)
Net asset value, end of period                $  11.75     $ 12.06      $ 10.60      $ 10.40
Total return++                                 ( 0.46)%       14.37%        3.14%      4.43%+++
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)          $572,940     $401,559     $118,873     $83,970
Ratio of operating expenses to average net
 assets                                          1.03%         1.17%        1.30%      1.33%+
Ratio of net investment income/(loss) to
 average net assets                              1.17%         0.75%        1.03%      1.81%+
Portfolio turnover rate                            92%           39%          41%        11%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  1.04%         1.18%        1.32%      1.43%+


          *    Nations  International  Equity  Fund  Primary A Shares  commenced operations on December 2, 1991.
          **   Amount represents less than $0.01 per share.
          +    Annualized.
          ++   Total return  represents  aggregate  total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
          +++  Unaudited.

          # Per share net investment income/(loss) has been calculated using the monthly average share method.

          ##   Amount represents less than 0.01%.

          (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


Nations International Growth Fund




                                                        PERIOD           PERIOD           YEAR
                                                        ENDED            ENDED            ENDED
Primary A Shares*                                     03/31/98#         05/16/97         08/31/96
Operating performance:
Net asset value at the beginning of the period    $     18.43      $     17.05      $     16.24
Net investment income/(loss) ..................          0.03             0.05             0.18
Net realized and unrealized gain/(loss) on
 investments ..................................          1.30             1.84             1.48
Net increase/(decrease) in net asset value from
 operations ...................................          1.33             1.89             1.66
Dividends from net investment income ..........          --              (0.17)           (0.46)
Distributions from net realized capital gains .         (0.34)           (0.34)           (0.39)
Total dividends and distributions .............         (0.34)           (0.51)           (0.85)
Net asset value at the end of the period ......   $     19.42      $     18.43      $     17.05
Total return++ ................................          7.39%           11.28%           10.64%
Net assets, end of period (in 000's) ..........   $   401,105      $   701,033      $   579,019
Ratio of expenses to average net assets .......          1.15%+           1.18%+           1.08%
Ratio of operating expenses to average net
 assets without waivers .......................          1.17%+           1.18%+           1.08%
Ratio of net investment income to average net
 assets .......................................          0.21%+           0.47%+           0.69%
Portfolio turnover rate .......................            11%              34%              22%



                                                     YEAR          YEAR        PERIOD
                                                     ENDED        ENDED        ENDED
Primary A Shares*                                  08/31/95#    08/31/94#    08/31/93#(a)
Operating performance:
Net asset value at the beginning of the period    $ 16.34      $ 14.14       $ 13.15
Net investment income/(loss)                         0.13         0.11       ( 0.01)
Net realized and unrealized gain/(loss) on
 investments                                         0.17         2.24         1.00
Net increase/(decrease) in net asset value from
 operations                                          0.30         2.35         0.99
Dividends from net investment income                ( 0.11)          --         --
Distributions from net realized capital gains       ( 0.29)      ( 0.15)        --
Total dividends and distributions                   ( 0.40)      ( 0.15)        --
Net asset value at the end of the period          $ 16.24      $ 16.34       $ 14.14
Total return++                                        2.08%       16.75%       7.53%
Net assets, end of period (in 000's)              $363,212     $307,561      $195,548
Ratio of expenses to average net assets               1.18%        1.12%       1.31%+
Ratio of operating expenses to average net
 assets without waivers                               1.18%        1.12%       1.31%+
Ratio of net investment income to average net
 assets                                               0.82%        0.75%     ( 0.56)%+
Portfolio turnover rate                                 36%          35%        27%(b)



          * The financial information for fiscal periods through May 23, 1997 reflect the financial information for Pilot International Equity Funds' Pilot Shares, which were reorganized into the Primary A Shares of Nations International Growth Fund as of May 23, 1997. Prior to July 1997, the investment adviser to Nations International Growth Fund was Klienwort Benson. Effective July 1997, the investment adviser to Nations International Growth Fund became Gartmore Global Partners.

          +    Annualized.

          # Per share investment income/(loss) has been calculated using the monthly average share method.
          (a)  Shares were initially issued on July 26, 1993.
          (b) Excludes transfer of assets effective August 6, 1993 from a collective trust for which Boatmen's Trust Company served as Trustee.

FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT THE PERIOD


Nations International Value Fund



                                                                       PERIOD           YEAR           PERIOD
                                                                       ENDED            ENDED           ENDED
Primary A Shares*                                                    05/15/98          11/30/97      11/30/96**(a)
Net asset value, beginning of period .........................   $     13.17       $     11.29    $     10.00
Income from investment operations:
Net investment income ........................................          0.09              0.09           0.06
Net realized and unrealized gains on securities ..............          2.56              1.91           1.29
Total income from investment operations ......................          2.65              2.00           1.35
Less dividends and distributions:
Dividends from net investment income .........................          --               (0.09)         (0.06)
Distributions in excess of net investment income .............          --               (0.01)          --
Distributions from net realized gains on securities ..........         (0.29)            (0.02)          --
Total dividends and distributions ............................         (0.29)            (0.12)         (0.06)
Net change in net asset value ................................          2.36              1.88           1.29
Net asset value, end of period ...............................   $     15.53       $     13.17    $     11.29
Total return .................................................         20.54%++          17.75%         13.47%++
Ratios/supplemental data:
Net assets, end of period (in 000's) .........................   $   119,412       $    54,277    $    17,528
Ratio of expenses to average net assets ......................          1.25%+            1.21%          0.00%+
Ratio of net investment income to average net assets .........          2.06%+            0.89%          1.99%+
Ratio of expenses to average net assets*** ...................          1.26%             1.21%          3.46%+
Ratio of net investment income (loss) to average net assets***          2.05%+            0.89%         (1.47%)+
Portfolio turnover rate ......................................            88%++             29%            50%++


          * Primary A Shares of Nations International Value Fund were formerly Institutional Shares of the Emerald International Equity Fund.
          ** For the period December 27, 1995 (commencement of operations) through November 30, 1996.

          *** During the period, certain fees were voluntarily reduced and/or reimbursed. If such reimbursements had not occurred, the ratios would have been as indicated.
          (a) Effective August 19, 1996, Brandes became the Fund's investment sub-adviser.

          +    Annualized.
          ++   Not annualized.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


Nations Emerging Markets Fund




                                                                  YEAR          YEAR           PERIOD
                                                                ENDED           ENDED          ENDED
Primary A Shares                                              03/31/98#        03/31/97#      03/31/96*#
Operating performance:
Net asset value, beginning of period .....................   $    11.41     $    10.34     $    10.00
Net investment income/(loss) .............................         0.04           0.01          (0.03)
Net realized and unrealized gain/(loss) on investments ...        (0.76)          1.21           0.37
Net increase/(decrease) in net asset value from operations        (0.72)          1.22           0.34
Distributions:
Dividends from net investment income .....................        (0.09)         (0.02)          --
Distributions in excess of net investment income .........         --            (0.07)          0.00**
Distributions from net realized capital gains ............         --            (0.06)          --
Total dividends and distributions ........................        (0.09)         (0.15)          0.00**
Net asset value, end of period ...........................   $    10.60     $    11.41     $    10.34
Total return++ ...........................................        (6.39)%        11.97%          3.42%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) .....................   $   73,797     $   76,483     $   47,560
Ratio of operating expenses to average net assets ........         1.57%          1.74%          2.13%+
Ratio of net investment income to average net assets .....         0.36%          0.13%         (0.38)%+
Portfolio turnover rate ..................................           63%            31%            17%


          *    Nations   Emerging   Markets  Fund  Primary  A  Shares  commenced
               operations on June 30, 1995.
          **   Amount represents less than $0.01 per share.
          +    Annualized.
          ++   Total  return  represents  aggregate  total return for the period indicated and does not reflect the deduction of any applicable sales charges.

          # Per share net investment income/loss has been calculated using the monthly average share method.




Nations Pacific Growth Fund




                                                                    YEAR           YEAR            PERIOD
                                                                    ENDED          ENDED           ENDED
Primary A Shares                                                  03/31/98#       03/31/97        03/31/96*#
Operating performance:
Net asset value, beginning of period ......................   $     10.41    $     10.24     $     10.00
Net investment income/(loss) ..............................          0.09           0.04           (0.02)
Net realized and unrealized gain/(loss) on investments ....         (3.01)          0.19            0.29
Net increase/(decrease) in net asset value from operations          (2.92)          0.23            0.27
Distributions:
Dividends from net investment income ......................   $     (0.21)   $     (0.03)           --
Distributions in excess of net investment income ..........          --            (0.03)          (0.03)
Total dividends and distributions .........................         (0.21)         (0.06)          (0.03)
Net asset value, end of period ............................   $      7.28    $     10.41     $     10.24
Total return++ ............................................        (28.35)%         2.18%           2.66%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ......................   $    54,409    $   122,887     $    95,210
Ratio of operating expenses to average net assets .........          1.37%          1.42%           1.76%+
Ratio of net investment income/(loss) to average net assets          0.94%          0.39%          (0.27)%+
Portfolio turnover rate ...................................           123%            78%             23%



          * Nations Pacific Growth Fund Primary A Shares commenced operations on June 30, 1995.

          +    Annualized.
          ++   Total  return  represents  aggregate  total return for the period indicated and does not reflect the deduction of any applicable sales charges.

          # Per share net investment income/(loss) has been calculated using the monthly average share method.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


Nations Equity Index Fund




                                                                    YEAR               YEAR
                                                                    ENDED              ENDED
Primary A Shares                                                  03/31/98#           03/31/97
Operating performance:
Net asset value, beginning of period ......................   $     15.89        $     13.58
Net investment income .....................................          0.27               0.26
Net realized and unrealized gain/(loss) on investments ....          7.11               2.36
Net increase in net asset value from operations ...........          7.38               2.62
Distributions:
Dividends from net investment income ......................         (0.27)             (0.26)
Distributions from net realized capital gains .............         (0.59)             (0.05)
Total dividends and distributions .........................         (0.86)             (0.31)
Net asset value, end of period ............................   $     22.41        $     15.89
Total return++ ............................................         47.38%             19.41%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ......................   $   656,523        $   567,039
Ratio of operating expenses to average net assets .........          0.35%(b)           0.35%(b)
Ratio of operating expenses to average net assets including
 interest expense .........................................          0.36%               N/A
Ratio of net investment income to average net assets ......          1.39%              1.91%
Portfolio turnover rate ...................................            26%                 5%
Ratio of operating expenses to average net assets without
 waivers and/or expense reimbursements ....................          0.66%(b)           0.70%(b)



                                                                 PERIOD       YEAR         PERIOD
                                                                 ENDED        ENDED        ENDED
Primary A Shares                                              03/31/96(a)    11/30/95     11/30/94*
Operating performance:
Net asset value, beginning of period                           $  12.91     $  9.84       $  10.00
Net investment income                                             0.08         0.28          0.24
Net realized and unrealized gain/(loss) on investments            0.86         3.20        ( 0.21)
Net increase in net asset value from operations                   0.94         3.48          0.03
Distributions:
Dividends from net investment income                            ( 0.13)       ( 0.28)      ( 0.19)
Distributions from net realized capital gains                   ( 0.14)       ( 0.13)          --
Total dividends and distributions                               ( 0.27)       ( 0.41)      ( 0.19)
Net asset value, end of period                                 $  13.58     $ 12.91       $   9.84
Total return++                                                    7.33%        36.35%        0.29%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $192,388     $145,021      $123,147
Ratio of operating expenses to average net assets                 0.35%+        0.37%        0.35%+
Ratio of operating expenses to average net assets including
 interest expense                                                 0.35%+        0.38%          --
Ratio of net investment income to average net assets              1.99%+        2.44%        2.64%+
Portfolio turnover rate                                              2%           18%          14%
Ratio of operating expenses to average net assets without
 waivers and/or expense reimbursements                            0.73%+        0.78%        0.79%+


          *    Nations Equity Index Fund Primary A Shares  commenced  operations on December 15, 1993.
          +    Annualized.
          ++   Total  return  represents  aggregate  total return for the period indicated and does not reflect the deduction of any applicable sales charges.
          #    Per share net  investment  income has been  calculated  using the monthly average share method.

          (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
          (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT THE PERIOD


Nations Managed Index Fund




                                                                                          PERIOD              PERIOD
                                                                                          ENDED                ENDED
Primary A Shares                                                                        03/31/98             03/31/97*
Operating performance:
Net asset value, beginning of period ...........................................   $     11.89           $     10.00
Net investment income ..........................................................          0.15                  0.15
Net realized and unrealized gain on investments ................................          5.42                  1.87
Net increase in net asset value from operations ................................          5.57                  2.02
Distributions:
Dividends from net investment income ...........................................         (0.17)                (0.13)
Distributions from net realized capital gains ..................................         (0.15)                 --
Total dividends and distributions ..............................................         (0.32)                (0.13)
Net asset value, end of period .................................................   $     17.14           $     11.89
Total return++ .................................................................         47.54%                20.22%
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's) ...........................................   $   374,504           $    42,226
Ratio of operating expenses to average net assets ..............................          0.50%(a)(b)           0.50%+(a)
Ratio of net investment income to average net assets ...........................          1.26%               1.92 +
Portfolio turnover rate ........................................................            30%                   17%
Ratio of operating expenses to average net assets without waivers and/or expense          0.80%(a)              1.05%+(a)
  reimbursements



          * Nations Managed Index Fund Primary A Shares commenced operations on July 31, 1996

          +    Annualized.


          ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
          (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements was less than 0.01%.
          (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT THE PERIOD


Nations Managed SmallCap Index Fund




                                                                                          PERIOD               PERIOD
                                                                                          ENDED                ENDED
Primary A Shares                                                                        03/31/98              3/31/97*
Operating performance:
Net asset value at the beginning of period .....................................   $      9.83           $     10.00
Net investment income ..........................................................          0.06                  0.03
Net realized and unrealized gain/(loss) on investments .........................          4.58                 (0.17)
Net increase/(decrease) in net asset value from operations .....................          4.64                 (0.14)
Distributions:
Dividends from net investment income ...........................................         (0.06)                (0.03)
Distributions from net realized capital gains ..................................         (0.31)                 --
Total dividends and distributions ..............................................         (0.37)                (0.03)
Net asset value, end of period .................................................   $     14.10           $      9.83
Total return++ .................................................................         47.71%                (1.37)%
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's) ...........................................   $   102,437           $    40,851
Ratio of operating expenses to average net assets ..............................          0.50%(a)(b)           0.50%+
Ratio of net investment income to average net assets ...........................          0.52%                 1.05%+
Portfolio turnover rate ........................................................            62%                   18%
Ratio of operating expenses to average net assets without waivers and/or expense          1.02%(a)              1.21%+
  reimbursements



          * Nations Managed SmallCap Index Fund Primary A Shares commenced operations on October 15, 1996.

          +    Annualized.

          ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
          (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
          (b) The effect of interest expense on the operating expense ratio was 0.01%

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT THE PERIOD


Nations Managed Value Index Fund




                                                                                        PERIOD
                                                                                        ENDED
Primary A Shares                                                                      03/31/98*#
Operating performance:
Net asset value, beginning of period ...........................................   $   10.00
Net investment income ..........................................................        0.07
Net realized and unrealized gain on investments ................................        1.31
Net increase in net asset value from operations ................................        1.38
Distributions:
Dividends from net investment income ...........................................       (0.06)
Distributions from net realized capital gains ..................................        --
Total dividends and distributions ..............................................       (0.06)
Net asset value, end of period .................................................   $   11.32
Total return++ .................................................................       13.78%
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's) ...........................................   $   7,330
Ratio of operating expenses to average net assets ..............................        0.50%+(a)(b)
Ratio of net investment income to average net assets ...........................        1.72%+
Portfolio turnover rate ........................................................           3%
Ratio of operating expenses to average net assets without waivers and/or expense        1.57%+(a)
  reimbursements



          * Nations Managed Value Index Fund Primary A Shares commenced operations on November 24, 1997.

          +    Annualized.
          ++   Total  return  represents  aggregate  total return for the period indicated and does not reflect the deduction of any applicable sales charges.

          # Per share net investment income has been calculated using the monthly average share method.
          (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements was less than 0.01%.
          (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT THE PERIOD


Nations Managed SmallCap Value Index Fund




                                                                                         PERIOD
                                                                                         ENDED
Primary A Shares                                                                       03/31/98*
Operating performance:
Net asset value, beginning of period ...........................................   $   10.00
Net investment income ..........................................................        0.03
Net realized and unrealized gain on investments ................................        1.46
Net increase in net asset value from operations ................................        1.49
Distributions:
Dividends from net investment income ...........................................       (0.03)
Dividends from Net Realized Capital Gains ......................................        --
Total dividends and distributions ..............................................       (0.03)
Net asset value, end of period .................................................   $   11.46
Total return++ .................................................................       14.88%
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's) ...........................................   $   2,106
Ratio of operating expenses to average net assets ..............................        0.50%+(a)(b)
Ratio of net investment income to average net assets ...........................        0.78%+
Portfolio turnover rate ........................................................          30%
Ratio of operating expenses to average net assets without waivers and/or expense        2.17%+(a)
  reimbursements



          * Nations Managed SmallCap Value Index Fund Primary A Shares commenced operations on November 24, 1997.

          +    Annualized.

          ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
          (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements was less than 0.01%.
          (b) The effect of interest expense on the operating expense ratio was 0.04%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


Nations Balanced Assets Fund




                                        YEAR                 YEAR              PERIOD
                                        ENDED                ENDED             ENDED
Primary A Shares                      03/31/98             03/31/97          03/31/96(a)
Operating performance:
Net asset value, beginning of
 period .......................   $     11.15          $     11.65        $     12.68
Net investment income .........          0.29                 0.39               0.11
Net realized and unrealized
 gain/(loss) on investments ...          2.68                 1.03               0.45
Net increase/(decrease) in net
 asset value from operations ..          2.97                 1.42               0.56
Distributions:
Dividends from net investment
 income .......................         (0.29)               (0.38)             (0.18)
Distributions from net realized
 capital gains ................         (2.34)               (1.54)             (1.41)
Total dividends and
 distributions ................         (2.63)               (1.92)             (1.59)
Net asset value, end of period    $     11.49          $     11.15        $     11.65
Total return++ ................         30.35%               12.50%              4.90%
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in
 000's) .......................   $    20,299          $   135,731        $   164,215
Ratio of operating expenses to
 average net assets ...........          1.08%(b)(c)          1.00%(c)           1.00%+
Ratio of net investment
 income to average net assets .          2.70%                3.31%              2.91%+
Portfolio turnover rate .......           276%                 264%                83%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements ...............          1.08%(b)             1.00%(c)           1.00%+



                                        YEAR            YEAR            YEAR           PERIOD
                                        ENDED           ENDED           ENDED          ENDED
Primary A Shares                       11/30/95        11/30/94        11/30/93       11/30/92*
Operating performance:
Net asset value, beginning of
 period .......................   $     10.44     $     10.87     $     10.24     $     10.00
Net investment income .........          0.38            0.25            0.29            0.06
Net realized and unrealized
 gain/(loss) on investments ...          2.21           (0.43)           0.64          0.18 #
Net increase/(decrease) in net
 asset value from operations ..          2.59           (0.18)           0.93            0.24
Distributions:
Dividends from net investment
 income .......................         (0.33)          (0.25)          (0.30)           --
Distributions from net realized
 capital gains ................         (0.02)           --              --              --
Total dividends and
 distributions ................         (0.35)          (0.25)          (0.30)           --
Net asset value, end of period    $     12.68     $     10.44     $     10.87     $     10.24
Total return++ ................         25.27%          (1.73)%          9.22%           2.40%+++
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in
 000's) .......................   $   163,198     $   162,215     $   178,270     $   111,953
Ratio of operating expenses to
 average net assets ...........          0.99%           0.98%           0.90%           0.30%+
Ratio of net investment
 income to average net assets .          3.25%           2.31%           2.82%           3.85%+
Portfolio turnover rate .......           174%            156%             50%             79%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements ...............          0.99%           0.99%           0.97%           1.05%+


          *    Nations   Balanced   Assets  Fund  Primary  A  Shares   commenced
               operations on September 30, 1992.
          +    Annualized.
          ++   Total  return  represents  aggregate  total return for the period indicated and does not reflect the deduction of any applicable sales charges.
          +++  Unaudited.


          # The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.
          (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
          (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
          (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


Nations U.S. Government Bond Fund




                                                                            PERIOD          PERIOD        PERIOD        PERIOD
                                                                            ENDED           ENDED         ENDED         ENDED
Primary A Shares*                                                         03/31/98         5/16/97       08/31/96     08/31/95(b)
Operating performance:
Net asset value at the beginning of the period .......................   $  10.19         $  10.53      $  11.20     $  10.00
Net investment income ................................................       0.48             0.41          0.61         0.56
Net realized and unrealized gain/(loss) on investments ...............       0.31             0.17         (0.22)        1.20
Net increase in net asset value from operations ......................       0.79             0.58          0.39         1.76
Distributions:
Dividends from net investment income .................................      (0.48)           (0.41)        (0.61)       (0.56)
Distributions from net realized capital gains ........................      (0.13)           (0.51)        (0.45)        --
Total dividends and distributions ....................................      (0.61)           (0.92)        (1.06)       (0.56)
Net asset value at the end of the period .............................   $  10.37         $  10.19      $  10.53     $  11.20
Total return++ .......................................................       7.84%            5.62%         3.46%       18.03%
Ratios to average net assets/supplemental data:
Net assets at end of period (in 000's) ...............................   $263,428         $148,082      $145,066     $137,261
Ratio of operating expenses to average net assets ....................       0.60%(a)+        0.62%+        0.65%        0.62%+
Ratio of net investment income to average net assets .................       5.26%+           5.60%+        5.61%        6.45%+
Portfolio turnover rate ..............................................        188%              58%           87%         132%
Ratio of expenses to average net assets without waivers and/or expense
 reimbursement .......................................................       0.86%(a)+        0.77%+        0.82%        0.87%+



          * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot U.S. Government Securities Fund's Pilot Shares, which were reorganized into the Primary A Shares of Nations U.S. Government Bond Fund as of May 23, 1997.

          +    Annualized

          ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

          (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense was less than 0.01%.
          (b)  Primary A Shares commenced operations on November 7, 1994.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


Nations Short-Intermediate Government Fund



                                        YEAR              YEAR                PERIOD
                                        ENDED             ENDED               ENDED
Primary A Shares                       03/31/98         03/31/97#         03/31/96(b)#
Operating performance:
Net asset value, beginning of
 period .......................   $      3.99     $      4.07           $      4.14
Net investment income .........          0.23            0.23                  0.07
Net realized and unrealized
 gain/(loss) on investments ...          0.13           (0.08)                (0.07)
Net increase/(decrease) in net
 asset value from operations ..          0.36            0.15                  0.00
Distributions:
Dividends from net investment
 income .......................         (0.23)          (0.23)                (0.07)(a)
Distributions from net realized
 capital gains ................          --              --                    --
Total dividends and
 distributions ................         (0.23)          (0.23)                (0.07)
Net asset value, end of period    $      4.12     $      3.99           $      4.07
Total return++ ................          9.11%           3.72%                 0.07%
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in
 000's) .......................   $   663,833     $   371,118           $   399,915
Ratio of operating expenses to
 average net assets ...........          0.61%           0.63%(c)(d)           0.63%+
Ratio of net investment income
 to average net assets ........          5.53%           5.73%                 5.32%+
Portfolio turnover rate .......           538%            529%                  189%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements ...............          0.81%           0.83%(d)              0.86%+



                                        YEAR               YEAR            YEAR            YEAR                PERIOD
                                        ENDED             ENDED            ENDED           ENDED                ENDED
Primary A Shares                      11/30/95#          11/30/94         11/30/93         11/30/92            11/30/91*
Operating performance:
Net asset value, beginning of
 period .......................   $      3.93       $      4.28       $      4.16     $      4.17           $   4.00##
Net investment income .........          0.24              0.23              0.23            0.28               0.10
Net realized and unrealized
 gain/(loss) on investments ...          0.21             (0.33)             0.14           (0.01)              0.17
Net increase/(decrease) in net
 asset value from operations ..          0.45             (0.10)             0.37            0.27               0.27
Distributions:
Dividends from net investment
 income .......................         (0.24)(a)         (0.23)(a)         (0.23)          (0.28)             (0.10)
Distributions from net realized
 capital gains ................          --               (0.02)            (0.02)           --                 --
Total dividends and
 distributions ................         (0.24)            (0.25)            (0.25)          (0.28)             (0.10)
Net asset value, end of period    $      4.14       $      3.93       $      4.28     $      4.16        $      4.17
Total return++ ................         11.70%            (2.23)%            9.03%           6.70%+++           6.81%+++
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in
 000's) .......................   $   425,200       $   433,278       $   443,426     $   360,497        $   158,435
Ratio of operating expenses to
 average net assets ...........          0.60%             0.59%             0.55%           0.37%              0.08%+
Ratio of net investment income
 to average net assets ........          5.88%             5.76%             5.40%           6.48%              7.21%+
Portfolio turnover rate .......           328%              133%               92%             25%                11%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements ...............          0.80%             0.80%             0.79%           0.77%              0.82%+

          *    Nations  Short-Intermediate  Government  Fund  Primary  A  Shares
               commenced operations on August 1, 1991.
          +    Annualized.
          ++   Total return  represents  aggregate  total return for the periods indicated  and does not reflect the  deduction of any  applicable sales charges.
          +++  Unaudited.
          #    Per share net  investment  income has been  calculated  using the monthly average share method.
          ##   Nations Short-Intermediate Government Fund's net asset value upon
               commencement  of  operations  was  $2.00  per  share.   Effective
               September 25, 1991, the net asset value doubled as a result of the reclassification of each outstanding share into half as many shares (reverse split).
          (a)  Includes distribution in excess of less than $0.01 per share.
          (b)  Fiscal  year end changed to March 31.  Prior to this,  the fiscal year end was November 30.
          (c)  The effect of interest expense on the operating expense ratio was less than 0.01%.

          (d) The effect of the credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


Nations Government Securities Fund




                                   YEAR                   YEAR              PERIOD
                                   ENDED                  ENDED             ENDED
Primary A Shares                  03/31/98               03/31/97#        03/31/96(a)#
Operating performance:
Net asset value, beginning of
 period                           $ 9.39                 $  9.67          $  9.86
Net investment income              0.55                    0.60             0.52
Net realized and unrealized
 gain/(loss) on investments        0.51                   (0.30)           (0.19)
Net increase/(decrease) in net
 asset value from operations       1.06                    0.30             0.33
Distributions:
Dividends from net investment
 income                           (0.55)                  (0.58)           (0.50)
Distributions in excess of net
 investment income                   --                      --            (0.02)
Distributions in excess of net
 realized capital gains              --                      --               --
Distributions from capital           --                   (0.00)(b)           --
Total dividends and
 distributions                    (0.55)                  (0.58)           (0.52)
Net asset value, end of period    $ 9.90                 $  9.39          $  9.67
Total return++                    11.65%                   3.18%            3.41%
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in
 000's)                           $75,796                $52,606          $55,962
Ratio of operating expenses to
 average net assets                0.85%(c)(d)             0,80%            0.80%+
Ratio of net investment income
 to average net assets             5.63%                   6.28%            6.36%+
Portfolio turnover rate             303%                    468%             199%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements                    0.99%(d)                0.94%            0.95%+



                                     YEAR         YEAR       YEAR       YEAR          PERIOD
                                    ENDED       ENDED       ENDED       ENDED         ENDED
Primary A Shares                  05/31/95#    05/31/94   05/31/93#    05/31/92      05/31/91*
Operating performance:
Net asset value, beginning of
 period                           $ 9.80      $ 10.46     $ 10.36    $ 10.05         $ 10.00
Net investment income               0.64        0.64        0.71       0.74            0.10
Net realized and unrealized
 gain/(loss) on investments         0.06       ( 0.61)      0.13       0.37            0.02
Net increase/(decrease) in net
 asset value from operations        0.70        0.03        0.84       1.11            0.12
Distributions:
Dividends from net investment
 income                             (0.60)     ( 0.58)     ( 0.70)    ( 0.77)        ( 0.07)
Distributions in excess of net
 investment income                     --      ( 0.02)         --         --             --
Distributions in excess of net
 realized capital gains                --      ( 0.05)     ( 0.04)    ( 0.03)            --
Distributions from capital          (0.04)     ( 0.04)         --         --             --
Total dividends and
 distributions                      (0.64)     ( 0.69)     ( 0.74)    ( 0.80)        ( 0.07)
Net asset value, end of period    $ 9.86      $  9.80     $ 10.46    $ 10.36         $ 10.05
Total return++                       7.55%       0.06%       8.37%   11.43%++ +        1.19%+++
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in
 000's)                           $39,909     $44,536     $40,472    $42,256         $10,047
Ratio of operating expenses to
 average net assets                  0.76%       0.73%       0.85%      1.06%          1.10%+
Ratio of net investment income
 to average net assets               6.69%       6.08%       6.67%      7.15%          7.18%+
Portfolio turnover rate               413%         56%        103%       130%             5%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements                      0.94%       0.94%       1.00%      1.72%          1.69%+++


     * Nations Government Securities Fund Primary A Shares commenced operations on April 11, 1991.
     +    Annualized.
     ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
     +++  Unaudited.

     # Per share net investment income has been calculated using the monthly average share method.

     (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
     (b)  Amount represents less than $0.01.
     (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
     (d) The effect of the credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


Nations Short-Term Income Fund



                                                          YEAR                 YEAR               PERIOD
                                                          ENDED                ENDED              ENDED
Primary A Shares                                         03/31/98             03/31/97#         03/31/96(a)#
Operating performance:
Net asset value, beginning of period ............   $      9.68           $      9.76        $      9.84
Net investment income ...........................          0.56                  0.58               0.20
Net realized and unrealized gain/(loss) on
 investments ....................................          0.09                 (0.08)             (0.08)
Net increase/(decrease) in net asset value from
 operations .....................................          0.65                  0.50               0.12
Distributions:
Dividends from net investment income ............         (0.56)                (0.58)             (0.20)
Distributions in excess of net investment income           --                    --                 --
Distributions from capital ......................          --                    --                 --
Total dividends and distributions ...............         (0.56)                (0.58)             (0.20)
Net asset value, end of period ..................   $      9.77           $      9.68        $      9.76
Total return++ ..................................          6.89%                 5.25%              1.19%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ............   $   331,961           $   181,455        $   179,957
Ratio of operating expenses to average net assets          0.56%(b)(c)           0.55%(b)           0.55%+
Ratio of net investment income to average net
 assets .........................................          5.75%                 5.97%              6.07%+
Portfolio turnover rate .........................            66%                  172%                73%
Ratio of operating expenses to average net assets
 without waivers and/or expense
 reimbursements .................................          0.86%(c)              0.85%              0.88%+



                                                        YEAR              YEAR           YEAR            PERIOD
                                                        ENDED             ENDED          ENDED           ENDED
Primary A Shares                                      11/30/95#         11/30/94#       11/30/93         11/30/92*
Operating performance:
Net asset value, beginning of period ............   $      9.48     $     10.01     $      9.75     $     10.00
Net investment income ...........................          0.61            0.50            0.53            0.09
Net realized and unrealized gain/(loss) on
 investments ....................................          0.36           (0.51)           0.26           (0.25)
Net increase/(decrease) in net asset value from
 operations .....................................          0.97           (0.01)           0.79           (0.16)
Distributions:
Dividends from net investment income ............         (0.61)          (0.48)          (0.53)          (0.09)
Distributions in excess of net investment income           --             (0.02)           --              --
Distributions from capital ......................          --             (0.02)           --              --
Total dividends and distributions ...............         (0.61)          (0.52)          (0.53)          (0.09)
Net asset value, end of period ..................   $      9.84     $      9.48     $     10.01     $      9.75
Total return++ ..................................         10.48%          (0.11)%          8.26%    (1.58)%++ +
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ............   $   169,291     $   176,712     $   201,738     $   190,680
Ratio of operating expenses to average net assets          0.56%           0.50%           0.37%           0.30%+
Ratio of net investment income to average net
 assets .........................................          6.32%           5.23%           5.27%           5.54%+
Portfolio turnover rate .........................           224%            293%            121%             45%
Ratio of operating expenses to average net assets
 without waivers and/or expense
 reimbursements .................................          0.86%           0.82%           0.79%           0.90%+

          *    Nations   Short-Term  Income  Fund  Primary  A  Shares  commenced
               operations on September 30, 1992.
          +    Annualized.
          ++   Total return  represents  aggregate  total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
          +++  Unaudited.
          #    Per share net  investment  income has been  calculated  using the monthly average share method.
          (a)  Fiscal  year end changed to March 31.  Prior to this,  the fiscal year end was November 30.
          (b)  The effect of interest expense on the operating expense ratio was less than 0.01%.

          (c) The effect of the credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


Nations Diversified Income Fund



                                                    YEAR              YEAR              PERIOD
                                                    ENDED             ENDED             ENDED
Primary A Shares                                  03/31/98           03/31/97#        03/31/96(b)
Operating performance:
Net asset value, beginning of period .....   $     10.11        $     10.42        $     10.82
Net investment income ....................          0.65               0.69               0.23
Net realized and unrealized gain/(loss) on
 investments .............................          0.44              (0.18)             (0.40)
Net increase/(decrease) in net asset value
 from operations .........................          1.09               0.51              (0.17)
Distributions:
Dividends from net investment income .....         (0.65)             (0.69)             (0.23)
Distributions from net realized capital
 gains ...................................          --                (0.13)              --
Total dividends and distributions ........         (0.65)             (0.82)             (0.23)
Net asset value, end of period ...........   $     10.55        $     10.11        $     10.42
Total return++ ...........................         11.07%              4.97%             (1.59)%
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's) .....   $   263,840        $   152,070        $    65,081
Ratio of operating expenses to average net
 assets ..................................          0.73%(c)           0.75%(c)           0.77%+
Ratio of net investment income to average
 net assets ..............................          6.27%              6.73%              6.49%+
Portfolio turnover rate ..................           203%               278%                69%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements ..........................          0.83%(c)           0.85%(c)           0.87%+



                                                   YEAR           YEAR          YEAR          PERIOD
                                                   ENDED          ENDED         ENDED          ENDED
Primary A Shares                                  11/30/95      11/30/94#     11/30/93#      11/30/92*
Operating performance:
Net asset value, beginning of period .....   $     9.67     $    10.88     $     9.97     $    10.00
Net investment income ....................         0.73           0.74           0.78           0.06
Net realized and unrealized gain/(loss) on
 investments .............................         1.15          (1.06)          0.91          (0.03)
Net increase/(decrease) in net asset value
 from operations .........................         1.88          (0.32)          1.69           0.03
Distributions:
Dividends from net investment income .....        (0.73)    ( 0.74)(a)          (0.78)         (0.06)
Distributions from net realized capital
 gains ...................................         --            (0.15)          --             --
Total dividends and distributions ........        (0.73)         (0.89)         (0.78)         (0.06)
Net asset value, end of period ...........   $    10.82     $     9.67     $    10.88     $     9.97
Total return++ ...........................        20.11%         (3.05)%        17.40%          0.32%+++
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's) .....   $   64,800     $   22,298     $   28,553     $   23,962
Ratio of operating expenses to average net
 assets ..................................         0.80%          0.74%          0.55%          0.25%+
Ratio of net investment income to average
 net assets ..............................         7.03%          7.31%          7.02%          7.76%+
Portfolio turnover rate ..................           96%           144%            86%            46%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements ..........................         0.93%          0.95%          0.95%          0.85%+

          *    Nations  Diversified  Income  Fund  Primary  A  Shares  commenced operations on October 30, 1992.
          +    Annualized.
          ++   Total return  represents  aggregate  total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
          +++  Unaudited.

          # Per share net investment income has been calculated using the monthly average share method.

          (a)  Includes distribution in excess of less than $0.01 per share.
          (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

          (c) The effect of the credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


Nations Strategic Fixed Income Fund




                                                 YEAR                YEAR            PERIOD
                                                ENDED               ENDED           ENDED
Primary A Shares                              03/31/98            03/31/97#      03/31/96(a)
Operating performance:
Net asset value, beginning of
 period                                $           9.62        $         9.93     $        10.22
Net investment income                              0.58                  0.58               0.19
Net realized and unrealized
 gain/(loss) on investments                        0.41                 (0.20)             (0.29)
Net increase/(decrease) in net asset
 value from operations                             0.99                  0.38              (0.10)
Distributions:
Dividends from net investment
 income                                           (0.58)                (0.58)             (0.19)
Distributions in excess of net
 investment income                              --                    --                 --
Distributions from net realized
 capital gains                                  --                      (0.11)           --
Distributions from capital                      --                      (0.00)(b)        --
Total dividends and distributions                 (0.58)                (0.69)             (0.19)
Net asset value, end of period         $          10.03        $         9.62     $         9.93
Total return++                                    10.53%                 3.90%             (1.04)%
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in 000's)   $      1,681,990           $   947,277        $   823,890
Ratio of operating expenses to
 average net assets                                0.72%(c)(d)           0.71%(c)           0.72%+
Ratio of net investment income to
 average net assets                                5.86%                 5.98%              5.49%+
Portfolio turnover rate                             244%                  368%              1.33%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements                                    0.83%(d)              0.81%(d)           0.83%+



                                           YEAR          YEAR        YEAR            PERIOD
                                           ENDED        ENDED        ENDED           ENDED
Primary A Shares                         11/30/95     11/30/94     11/30/93        11/30/92*
Operating performance:
Net asset value, beginning of
 period                                 $  9.32       $  10.55    $  9.94       $  10.00
Net investment income                      0.59          0.53        0.56          0.05
Net realized and unrealized
 gain/(loss) on investments                0.90        ( 0.89)       0.62        ( 0.06)
Net increase/(decrease) in net asset
 value from operations                     1.49        ( 0.36)       1.18        ( 0.01)
Distributions:
Dividends from net investment
 income                                  ( 0.59)       ( 0.51)     ( 0.56)       ( 0.05)
Distributions in excess of net
 investment income                            --       ( 0.02)         --           --
Distributions from net realized
 capital gains                                --       ( 0.34)    ( 0.01)          --
Distributions from capital                    --           --         --           --
Total dividends and distributions         ( 0.59)      ( 0.87)    ( 0.57)        ( 0.05)
Net asset value, end of period          $ 10.22       $   9.32   $ 10.55       $   9.94
Total return++                             16.45%      ( 3.58)%    12.05%        ( 0.11)%+++
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in 000's)    $823,098     $550,697   $545,538       $581,329
Ratio of operating expenses to
 average net assets                         0.71%        0.68%      0.61%          0.26%+
Ratio of net investment income to
 average net assets                         6.05%        5.43%      5.40%          6.15%+
Portfolio turnover rate                      228%         307%       161%            12%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements                             0.81%        0.76%      0.77%          0.86%+


 * Nations Strategic Fixed Income Fund Primary A Shares commenced operations on October 30, 1992.
 +  Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.

  # Per share net investment income has been calculated using the monthly average share method.

(a) Fiscal year end changed to March 31. Prior to this, the fiscal year was November 30.
(b) Amount represents less than $0.01.

(c) The effect of the credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


Nations Short-Term Municipal Income Fund




                                                             YEAR            YEAR
                                                            ENDED            ENDED
Primary A Shares                                          03/31/98         03/31/97
Operating performance:
Net asset value, beginning of period                       $  9.95          $ 9.98
Net investment income                                        0.42            0.44
Net realized and unrealized gain/(loss) on investments       0.10           (0.03)
Net increase/(decrease) in net asset value from
 operations                                                  0.52            0.41
Distributions:
Dividends from net investment income                       ( 0.42)          (0.44)
Distributions from net realized capital gains                 --               --
Total dividends and distributions                          ( 0.42)          (0.44)
Net asset value, end of period                             $ 10.05          $ 9.95
Total return++                                               5.33%           4.15%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $70,740          $61,072
Ratio of operating expenses to average net assets             0.40%(a)        0.40%(a)
Ratio of net investment income to average net assets          4.17%           4.36%
Portfolio turnover rate                                         94%             80%
Ratio of operating expenses to average net assets without
 waivers and/or expense reimbursements                        0.77%           0.84%



                                                                  PERIOD            YEAR              YEAR         PERIOD
                                                                  ENDED             ENDED            ENDED          ENDED
Primary A Shares                                               03/31/96(b)        11/30/95         11/30/94       11/30/93*
Operating performance:
Net asset value, beginning of period                        $       10.03      $        9.69     $        9.96     $      10.00
Net investment income                                                0.15               0.44              0.38             0.05
Net realized and unrealized gain/(loss) on investments              (0.05)              0.34             (0.27)           (0.04)
Net increase/(decrease) in net asset value from
 operations                                                          0.10               0.78              0.11             0.01
Distributions:
Dividends from net investment income                                (0.15)             (0.44)            (0.38)           (0.05)
Distributions from net realized capital gains                          --                 --          (   0.00)#             --
Total dividends and distributions                                   (0.15)             (0.44)            (0.38)           (0.05)
Net asset value, end of period                              $        9.98      $       10.03     $        9.69     $       9.96
Total return++                                                       0.96%              8.16%             1.09%            0.06%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                        $      48,511         $   49,961        $   33,488        $   5,999
Ratio of operating expenses to average net assets                    0.40%+(a)          0.45%(a)          0.34%(a)         0.09%+
Ratio of net investment income to average net assets                 4.37%+             4.38%             3.83%            3.16%+
Portfolio turnover rate                                                16%                82%               57%              45%
Ratio of operating expenses to average net assets without
 waivers and/or expense reimbursements                               0.86%+             0.93%             0.80%            1.04%+


* Nations Short-Term Municipal Income Fund Primary A Shares commenced operations on October 7, 1993.
+ Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



Nations Intermediate Municipal Bond Fund



                                                             YEAR            YEAR
                                                            ENDED            ENDED
Primary A Shares                                          03/31/98         03/31/97
Operating performance:
Net asset value, beginning of period                      $ 10.01          $ 10.03
Net investment income                                        0.48             0.48
Net realized and unrealized gain/(loss) on investments       0.33           ( 0.02)
Net increase/(decrease) in net asset value from
 operations                                                  0.81             0.46
Distributions:
Dividends from net investment income                       ( 0.48)          ( 0.48)
Distributions from net realized capital gains              ( 0.04)             --
Total dividends and distributions                          ( 0.52)          ( 0.48)
Net asset value, end of period                            $ 10.30          $ 10.01
Total return++                                               8.20%            4.63%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $867,154         $108,204
Ratio of operating expenses to average net assets            0.50%(a)         0.50%(a)
Ratio of net investment income to average net assets         4.65%            4.74%
Portfolio turnover rate                                        47%              21%
Ratio of operating expenses to average net assets without
 waivers and/or expense reimbursements                       0.74%            0.81%



                                                                  PERIOD            YEAR              YEAR         PERIOD
                                                                  ENDED             ENDED            ENDED          ENDED
Primary A Shares                                               03/31/96(b)        11/30/95         11/30/94       11/30/93*
Operating performance:
Net asset value, beginning of period                        $    10.17         $     9.24        $    10.11        $    10.00
Net investment income                                             0.16               0.48              0.45              0.14
Net realized and unrealized gain/(loss) on investments           (0.14)              0.93             (0.86)             0.11
Net increase/(decrease) in net asset value from
 operations                                                       0.02               1.41             (0.41)             0.25
Distributions:
Dividends from net investment income                             (0.16)             (0.48)            (0.45)            (0.14)
Distributions from net realized capital gains                     --                 --               (0.01)             --
Total dividends and distributions                                (0.16)             (0.48)            (0.46)            (0.14)
Net asset value, end of period                              $    10.03         $    10.17        $     9.24        $    10.11
Total return++                                                    0.20%             15.60%            (4.25)%            2.46%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                        $   77,423         $   73,897        $   38,055        $   28,335
Ratio of operating expenses to average net assets                 0.50%+(a)          0.45%(a)          0.35%(a)          0.24%+
Ratio of net investment income to average net assets              4.75%+             4.91%             4.59%             4.07%+
Portfolio turnover rate                                              4%                31%               51%               23%
Ratio of operating expenses to average net assets without
 waivers and/or expense reimbursements                            0.83%+             0.84%             0.88%             0.96%+

* Nations Intermediate Municipal Bond Fund Primary A Shares commenced operations on July 30, 1993.
+ Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
# Amount includes distributions in excess of net investment income, which were less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


Nations Municipal Income Fund





                                        YEAR         YEAR          PERIOD        YEAR
                                      ENDED         ENDED         ENDED         ENDED
Primary A Shares                    03/31/98       03/31/97    03/31/96(b)     11/30/95
Operating performance:
Net asset value, beginning of
 period                           $     10.89     $     10.84    $     11.08     $      9.64
Net investment income                    0.57            0.59           0.20            0.59
Net realized and unrealized
 gain/(loss) on investments              0.62            0.05          (0.24)           1.44
Net increase/(decrease) in net
 asset value from operations             1.19            0.64          (0.04)           2.03
Distributions:
Dividends from net investment
 income                                 (0.57)          (0.59)         (0.20)          (0.59)
Distributions from net realized
 capital gains                          (0.05)           --             --              --
Total dividends and
 distributions                          (0.62)          (0.59)         (0.20)          (0.59)
Net asset value, end of period    $     11.46     $     10.89    $     10.84     $     11.08
Total return++                          11.12%           6.03%         (0.41)%         21.55%
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in
 000's)                           $   456,485     $    77,260    $    68,022     $    68,836
Ratio of operating expenses to
 average net assets                      0.60%           0.60%          0.60%+          0.60%
Ratio of operating expenses to
 average net asset including
 interest expenses                        (a)             (a)            (a)             (a)
Ratio of net investment income
 to average net assets                   4.97%           5.41%          5.35%+          5.63%
Portfolio turnover rate                    38%             25%             4%             49%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements                          0.84%           0.91%          0.91%+          0.88%



                                       YEAR       YEAR            YEAR          PERIOD
                                     ENDED       ENDED          ENDED            ENDED
Primary A Shares                   11/30/94     11/30/93      11/30/92         11/30/91*
Operating performance:
Net asset value, beginning of
 period                           $    11.33     $    10.65     $    10.25        $    10.00
Net investment income                   0.57           0.59           0.59              0.52
Net realized and unrealized
 gain/(loss) on investments            (1.44)          0.72           0.41              0.25
Net increase/(decrease) in net
 asset value from operations           (0.87)          1.31           1.00              0.77
Distributions:
Dividends from net investment
 income                             ( 0.57)#          (0.59)         (0.59)            (0.52)
Distributions from net realized
 capital gains                         (0.25)         (0.04)         (0.01)             --
Total dividends and
 distributions                         (0.82)         (0.63)         (0.60)            (0.52)
Net asset value, end of period    $     9.64     $    11.33     $    10.65        $    10.25
Total return++                         (8.17)%        12.54%          9.97%+++          7.87%+++
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in
 000's)                           $   59,279     $   88,386     $   62,387        $   23,631
Ratio of operating expenses to
 average net assets                     0.61%          0.52%          0.43%             0.20%+
Ratio of operating expenses to
 average net asset including
 interest expenses                      0.62%          --             --                --
Ratio of net investment income
 to average net assets                  5.42%          5.24%          5.51%             6.07%+
Portfolio turnover rate                   63%            48%            19%               54%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements                         0.90%          0.84%          0.90%             0.88%+



     * Nations Municipal Income Fund Primary A Shares commenced operations on February 1, 1991.
     + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
# Amount includes distributions in excess of net investment income, which was less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

 Appendix A -- Portfolio Securities




The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of this Prospectus identifies each Fund's permissible investments, and the SAI contains more information concerning such investments.



Asset-Backed Securities: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities (see below). Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.


The life of an asset-backed security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

Mortgage-Backed Securities: Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.



Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.



The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by the Government National Mortgage Association ("GNMA"), by the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Such certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.



The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.



The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to a Fund.



Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.


Collateralized Mortgage Obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.


Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.


The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.


Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government Obligations.


A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.


The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Esti-mated average life will be determined by the Adviser and used for the purpose of determining the average dollar-weighted maturity and duration of the Funds. For additional information concerning mortgage-backed securities, see the SAI.



The mortgage-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow thereby lengthening duration and potentially reducing the value of these securities. The debt securities held by the Funds also may be subject to credit risk. Credit risk is the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest. Any such defaults or adverse changes in an issuer's financial condition or credit rating may adversely affect the value of the Funds' portfolio investments and, hence, the value of your investment in the corresponding Fund.



Non-Mortgage Asset-Backed Securities: Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.



Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.



The purchase of non-mortgage-backed securities raises considerations unique to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties.
Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.


Bank Instruments: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Nations Prime Fund generally limits investments in bank instruments to: (a) U.S. dollar-denominated obligations of U.S. banks which have total assets exceeding $1 billion and which are members of the Federal Deposit Insurance Corporation (including obligations of foreign branches of such banks) or of the 75 largest foreign commercial banks in terms of total assets; or (b) U.S. dollar-denominated bank instruments issued by other banks believed by the Adviser to present minimal credit risks. For purposes of the foregoing, total assets may be determined on the basis of the bank's most recent annual financial statements. The Funds (except Nations Tax Exempt Fund and Nations International Growth Fund) will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase. Nations Small Company Growth Fund and Nations U.S. Government Bond Fund will limit their investments in interest-bearing savings deposits of commercial and savings banks to 5% of total assets. Nations Prime Fund may invest up to 100% of its assets in obligations issued by banks.


Nations Prime Fund may invest in U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations). Eurodollar, Yankee dollar, and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficul-ties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.



Borrowings: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements with BONY, the Funds may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.



Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/ dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, certain of the Funds may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.


At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.


Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.


Currently, Nations Treasury Fund has entered into an arrangement whereby it reinvests the proceeds of a reverse repurchase agreement in a tri-party repurchase agreement and receives the net interest rate differential.


Commercial Instruments: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and domestic and foreign commercial banks. The Nations Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two NRSROs, are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by Nations Fund, Inc.'s Board of Directors on the advice of the Adviser.



Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser, at the time of purchase, to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.


Convertible Securities, Preferred Stock, and Warrants: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.


Fixed Income Investing: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.



Foreign Currency Transactions: Certain of the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.


Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.



A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, the Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.


In addition, the Euro will become the single currency in at least 11 European nations used in many financial transactions. Accordingly, the German mark, French franc and other national currencies will no longer be used. Although the impact of implementing the Euro is not possible to predict, the transition could have an effect on the financial markets and economic environment in Europe and other parts of the world. For example, investors may begin to view those countries participating in the Economic Monetary Union as a single combined entity and may alter their investment behavior accordingly. In response to any such effect of the Euro implementation, the Adviser may need to adapt its investment policies and strategy.


Foreign Securities: Foreign securities include debt and equity obligations (dollar- and non-dollar-denominated) of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on income (including interest, distributions and disposition proceeds), possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.



Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign securities markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign securities exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign securities exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.


The Funds may invest indirectly in the securities of foreign issuers through sponsored or unsponsored ADRs and EDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as the underlying securities which they represent. Ownership of unsponsored ADRs, ADSs, GDRs and EDRs may not entitle the Funds to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs, ADSs, GDRs or EDRs. Generally, ADRs and ADSs, in registered form, are designed for use in the U.S. securities markets. GDRs are designed for use in both the U.S. and European securities markets. EDRs, in bearer form, are designed for use in European securities markets. ADRs, ADSs, GDRs and EDRs also involve certain risks of other investments in foreign securities.


Futures, Options and Other Derivative Instruments: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.



The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.



Guaranteed Investment Contracts: Guaranteed investment contracts, investment contracts or funding agreements (each referred to as a "GIC") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC generally becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.


A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment.



Illiquid Securities: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Money Market Funds and Nations International Value Fund will not hold more than 10% of the value of their respective net assets in securities that are illiquid. The Non-Money Market Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid. Repurchase agreements, time deposits and GICs that do not provide for payment to a Fund within seven days after notice, and illiquid restricted securities, are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by the Nations Prime Fund may be subject to this limitation.


If otherwise consistent with their investments objective and policies, certain Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Directors/Trustees or the Adviser, acting under guidelines approved and monitored by such Fund's Board of Directors/Trustees, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illiquidity of a Fund holding such securities may increase during such period.



Indexed/Structured Securities: Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instru-ment appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.



Interest Rate Transactions: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, i.e. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.



The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent a specified index is below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.



Lower-Rated Debt Securities: Certain of the Funds may invest in lower-rated debt securities. Lower rated, high-yielding securities are those rated "Ba" or

"B" by Moody's or "BB" or "B" by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. The Marsico Funds will not purchase debt securities rated below "CCC-" by S&P or "Caa" by Moody's. The Marsico Funds also may purchase unrated bonds of foreign and domestic issuers.



The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Boards of Directors/Trustees of the Funds, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.



The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.


Since the risk of default is higher for lower-rated securities, the Adviser will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.


Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.


Money Market Instruments: With respect to Non-Money Market Funds, the term "money market instruments" refers to instruments with remaining maturities of one year or less. With respect to Money Market Funds, the term "money market instruments" refers to instruments with remaining maturities of 397 days or less or obligations with greater maturities, provided such obligations are subject to demand features or resets which are less than 397 days. Money market instruments may include, among other instruments, certain U.S. Treasury Obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.


Municipal Securities: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.


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



Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.


Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.


Municipal Securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.



Municipal Securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income tax.



In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.


A Fund may invest in short-term securities, in commitments to purchase such securities on a "when-issued" basis, and reserves the right to engage in "put" transactions on a daily, weekly or monthly basis. Securities purchased on a "when-issued" basis are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Funds will only commit to purchase a security on a when-issued basis with the intention of actually acquiring the security and will segregate sufficient liquid assets to meet its purchase obligation.



A "put" feature permits a Fund to sell a security at a fixed price prior to maturity. The underlying Municipal Securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the security as originally issued, it may not be marketable or assignable. Therefore, the put would only have value to the Fund. In certain cases a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Funds will limit their put transactions to institutions which the Adviser believes present minimal credit risk, pursuant to guidelines adopted by the Boards of Directors/Trustees. Nations Tax Exempt Fund may invest more than 40% of its portfolio in securities with put or demand features guaranteed by banks and other financial institutions. Accordingly, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


Other Investment Companies: Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Pursuant to an exemptive order issued by the SEC, the Nations Funds' non-money market funds may purchase shares of Nations Funds' money market funds.


Passive Foreign Investment Companies: Passive foreign investment companies ("PFICs") are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. Income tax regulations may require a Fund to recognize income associated with the PFIC prior to the actual receipt of any such income.



Pay-in-Kind Bonds: Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.


Real Estate Investment Trusts: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Code.


Repurchase Agreements: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/


dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a maturity of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Funds.



Securities Lending: To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/ dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 33% of the value of its total assets, which may include cash collateral received for securities loans. Cash collateral received by a Nations Fund may be invested in a Nations Funds' Money Market Fund.



Short-Term Trust Obligations: Certain of the Funds may invest in short-term obligations issued by special purpose trusts established to acquire specific issues of government or corporate securities. Such obligations entitle a Fund to a proportional fractional interest in payments received by the trust, either from the underlying securities owned by the trust or pursuant to other arrangements entered into by the trust. A trust may enter into a swap arrangement with a highly rated investment firm, pursuant to which the trust grants to the counterparty certain of its rights with respect to the securities owned by the trust in exchange for the obligation of the counterparty to make payments to the trust according to an established formula. The trust obligations purchased by a Fund must satisfy the quality and maturity requirements generally applicable to the Fund pursuant to Rule 2a-7 under the 1940 Act.



Step Coupon Bonds: Step coupon bonds are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.


Stock Index, Interest Rate and Currency Futures Contracts: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against


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changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. These contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.



Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example,some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.



U.S. Government Obligations: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury Obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of GNMA; some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the FNMA. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.



The market value of U.S. Government Obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.


Variable- and Floating-Rate Instruments: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic and foreign banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.

When-Issued, Delayed Delivery and Forward Commitment Securities: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities take place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.


Zero Coupon Bonds: Zero coupon bonds are debt securities that do not pay interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.


 Appendix B -- Description Of Ratings





The following summarizes the highest eight ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.



      AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.


      AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

      A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


      BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened



                                                                              85
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      capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.


      BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


      CCC, CC -- An obligation rated CCC is vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation; an obligation rated CC is highly vulnerable to nonpayment.


To provide more detailed indications of credit quality, the AA, A, BBB and CCC ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.


The following summarizes the highest eight ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.


      Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


      Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


      A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


      Baa -- Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


      Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


      B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


      Caa, Ca -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.



The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:


      AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.


      AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.


      A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.


      BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.


To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition


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



of a plus or minus sign to show relative standing within these major categories.



The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:


      AAA -- "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.


      AA -- "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


      A -- "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.


      BBB -- "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.



The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:


      MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.


      MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.


The following summarizes the two highest ratings used by S&P for short-term municipal notes:


      SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.


      SP-2 -- Satisfactory capacity to pay principal and interest.


The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1-indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


The following summarizes the two highest rating categories used by Fitch for short-term obligations:



      F1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.


      F1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F1+.


Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Commercial paper rated A-3 or B correlates with the S&P Bond rankings (described above) of BBB/BBB- and BB+, respectively.


The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt pro-tection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


For commercial paper, D&P uses the short-term debt ratings described above.

For commercial paper, Fitch uses the short-term debt ratings described above.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

      AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

      AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

      A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.


      BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.


The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.


      TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.


      TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".


      TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.



      TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.



88

Prospectus

                                                                Primary B Shares
                                                                 August 1, 1998


This Prospectus describes the investment portfolios listed in the column to the right (each a "Fund") of Nations Fund Trust, Nations Fund, Inc. and Nations Fund Portfolios, Inc. ("Nations Portfolios"), each an open-end management investment company in the Nations Funds Family ("Nations Funds" or "Nations Funds Family"). This Prospectus describes one class of shares of each Fund -- Primary B Shares.

Nations Prime Fund, Nations Treasury Fund, Nations Government Money Market Fund and Nations Tax Exempt Fund (the "Money Market Funds") seek to maintain a net asset value of $1.00 per share.

Investments in the Money Market Funds are neither insured nor guaranteed by the U.S. Government and there can be no assurance that these Funds will be able to maintain a stable net asset value of $1.00 per share.

This Prospectus sets forth concisely the information about each Fund that a prospective purchaser of Primary B Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios is contained in a separate Statement of Additional Information (the
"SAI"), that has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by writing or calling Nations Funds at its address or telephone number shown below. The SAI for Nations Funds, dated August 1, 1998, is incorporated by reference in its entirety into this Prospectus. The SEC maintains a Web site (http://
www.sec.gov) that contains the SAI, material incorporated by reference in this Prospectus and other information regarding registrants that file electronically with the SEC. NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to each of the Funds. Gartmore Global Partners ("Gartmore") is the investment sub-adviser to Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations International Growth Fund. Boatmen's Capital Management, Inc. ("Boatmen's") is the investment sub-adviser to Nations U.S. Government Bond Fund. TradeStreet Investment Associates, Inc. ("TradeStreet") is the investment sub-adviser to all other Nations Funds. As used herein the term "Adviser" shall mean NBAI, TradeStreet, Gartmore and/or Boatmen's as the context may require, see "How The Funds Are Managed."

SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE SERVICES TO NATIONS FUNDS, FOR WHICH THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR NATIONS FUNDS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TR-96131-8/98


MONEY MARKET FUNDS:
Nations Prime Fund
Nations Treasury Fund
Nations Government Money
  Market Fund
Nations Tax Exempt Fund

EQUITY FUNDS:
Nations Value Fund
Nations Equity Income Fund

Nations Emerging Growth Fund
Nations Small Company Growth Fund
Nations Disciplined Equity Fund
Nations Capital Growth Fund

Nations International Equity Fund
Nations International Growth Fund
Nations Emerging Markets Fund

Nations Pacific Growth Fund


INDEX FUNDS:
Nations Equity Index Fund
Nations Managed Index Fund
Nations Managed SmallCap Index Fund
Nations Managed Value Index Fund
Nations Managed SmallCap Value
  Index Fund

BALANCED FUND:
Nations Balanced Assets Fund

BOND FUNDS:
Nations U.S. Government Bond Fund
Nations Short-Intermediate Government Fund
Nations Government Securities Fund
Nations Short-Term Income Fund
Nations Diversified Income Fund

Nations Strategic Fixed Income Fund


For Fund information call:
1-800-621-2192


Nations Funds
c/o Stephens Inc.
One NationsBank Plaza
33rd Floor
Charlotte, NC 28255



(NationsBank logo appears here)

                                Table Of Contents

About The Funds

                         Prospectus Summary                                   3
                          -----------------------------------------------------

                         Expenses Summary                                     5

                          -----------------------------------------------------

                         Objectives                                           8

                          -----------------------------------------------------

                         How Objectives Are Pursued                           9

                          -----------------------------------------------------

                         How Performance Is Shown                            25

                          -----------------------------------------------------

                         How The Funds Are Managed                           27

                          -----------------------------------------------------

                         Organization And History                            31

                          -----------------------------------------------------
About Your Investment

                         How To Buy Shares                                   33

                          -----------------------------------------------------

                         How To Redeem Shares                                34

                          -----------------------------------------------------

                         How To Exchange Shares                              34

                          -----------------------------------------------------

                         Shareholder Servicing Arrangements                  35

                          -----------------------------------------------------

                         How The Funds Value Their Shares                    36

                          -----------------------------------------------------

                         How Dividends And Distributions Are Made;
                         Tax Information                                     37

                          -----------------------------------------------------

                         Financial Highlights                                38

                          -----------------------------------------------------

                         Appendix A -- Portfolio Securities                  50

                          -----------------------------------------------------

                         Appendix B -- Description Of Ratings                58

                          -----------------------------------------------------


                          No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Funds' SAI incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by Nations Funds or its distributor. This Prospectus does not constitute an offering by Nations Funds or by the distributor in any jurisdiction in which such offering may not lawfully be made.

About The Funds


Prospectus Summary

o Type of Companies: Open-end management investment companies.

o Investment Objectives and Policies:

o Money Market Funds:

 o Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

 o Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

 o Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.

 o Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.

o Equity Funds:

 o Nations Value Fund's investment objective is to seek growth of capital by investing in companies that are believed to be undervalued.

 o Nations Equity Income Fund's investment objective is to seek current income and growth of capital by investing primarily in companies with above-average dividend yields.

 o Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.

 o Nations Small Company Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities.

 o Nations Disciplined Equity Fund's investment objective is to seek growth of capital by investing in companies that are expected to produce significant increases in earnings per share.

 o Nations Capital Growth Fund's investment objective is to seek growth of capital by investing in companies that are believed to have superior earnings growth potential.

 o Nations International Equity Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

 o Nations International Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.

 o Nations Emerging Markets Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in emerging market countries, such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East, Africa and India.

 o Nations Pacific Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in the Pacific Basin and the Far East (excluding Japan).

o Index Funds:

 o Nations Equity Index Fund's investment objective is to seek investment results that correspond, before fees and expenses, to the total return of the Standard & Poor's 500 Composite Stock Price Index.

 o Nations Managed Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index.

 o Nations Managed SmallCap Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the Standard & Poor's SmallCap 600 Index.

 o Nations Managed Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P 500/BARRA Value Index.

 o Nations Managed SmallCap Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P SmallCap 600/BARRA Value Index.

o Balanced Fund:

 o Nations Balanced Assets Fund's investment objective is to seek total return by investing in equity and fixed income securities.

o Bond Funds:

 o  Nations U.S.  Government Bond Fund's  investment  objective is to seek total
    return  and  preservation  of  capital  by  investing  in  U.S.   Government
    securities and repurchase agreements collateralized by such securities.

 o Nations Short-Intermediate Government Fund's investment objective is to seek high current income consistent with modest fluctuation of principal. The Fund invests primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

 o Nations Government Securities Fund's investment objective is to seek high current income consistent with moderate fluctuation of principal. The Fund invests primarily in intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

 o Nations Short-Term Income Fund's investment objective is to seek high current income consistent with minimal fluctuation of principal. The Fund invests in investment grade debt securities.

 o Nations Diversified Income Fund's investment objective is to seek total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.

 o Nations Strategic Fixed Income Fund's investment objective is to seek total return by investing in investment grade fixed income securities.

o Investment Adviser: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NBAI provides investment management services to more than 60 investment company portfolios in the Nations Funds Family. TradeStreet Investment Associates, Inc., an affiliate of NBAI, provides investment sub-advisory services to certain of the Funds, Gartmore Global Partners provides investment sub-advisory services to Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations International Growth Fund and Boatmen's Capital Management, Inc. provides investment sub-advisory services to Nations U.S. Government Bond Fund. For more information about the investment adviser and investment sub-advisers to the Nations Funds, see "How The Funds Are Managed."

o Dividends and Distributions: Dividends from net investment income are declared and paid monthly by Nations Capital Growth Fund, Nations Disciplined Equity Fund, Nations Equity Income Fund, Nations Managed Index Fund, Nations Value Fund and Nations Small Company Growth Fund. Dividends from net investment income are declared and paid annually by Nations International Growth Fund. All other Equity Funds, Index Funds and the Balanced Fund declare and pay dividends from net investment income each calendar quarter. The Money Market Funds and the Bond Funds declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains are distributed at least annually.

o Risk Factors: Although NBAI, together with the sub-advisers, seek to achieve the investment objective of each Fund, there is no assurance that they will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the stocks the Fund holds may decline over short or even extended periods. The U.S. stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, the stock markets, as measured by the S&P 500 Index (as defined below) and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will con-
 tinue. In addition, certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities, including U.S. Government Obligations (as defined below), will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not issued or guaranteed by the U.S. Government are subject to credit risk, which is the risk that the issuer may not not be able to pay principal and/or interest when due. Certain of the Funds' investments may constitute derivative securities. Certain types of derivative securities can, under particular circumstances, significantly increase an investor's exposure to market and other risks. Certain of the Funds invest in foreign securities which present additional risks associated with international investing, including, among others, heightened economic and political risk, as well as foreign currency risk. For a discussion of these and other factors, see "How Objectives Are Pursued -- Risk Considerations", "How Objectives are Pursued -- Restraints on Investments by Money Market Funds", "How Objectives are Pursued -- Special Risk Considerations Relevant to an Investment in the International Funds" and "Appendix A."

o Minimum Purchase: $1,000 minimum initial investment per record holder. See "How To Buy Shares."

     Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Primary B Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

NATIONS FUNDS MONEY MARKET AND EQUITY FUNDS PRIMARY B SHARES



                                                Nations
                                               Govern-
                                                 ment    Nations
Shareholder               Nations    Nations    Money      Tax      Nations
Transaction                Prime    Treasury    Market    Exempt     Value
Expenses                   Fund       Fund       Fund      Fund      Fund
Sales Load Imposed on
 Purchases                None       None       None      None      None
Deferred Sales Charge     None       None       None      None      None

Annual Fund
Operating
Expenses
(as a percentage of
average net assets)

Management Fees
 (After Fee Waivers)     .16%      .16%       .14%      .16%       .75%
Other Expenses
 (After Expense
 Reimbursements)         .39%      .39%       .41%      .39%       .34%
Total Operating
 Expenses (After Fee
 Waivers and Expense
 Reimbursements)         .55%      .55%       .55%      .55%      1.09%



                                              Nations                            Nations
                         Nations    Nations    Small       Nations    Nations    Inter-
Shareholder               Equity   Emerging   Company   Disciplined   Capital   national
Transaction               Income    Growth     Growth      Equity      Growth    Equity
Expenses                   Fund      Fund       Fund        Fund        Fund      Fund
Sales Load Imposed on
 Purchases               None       None      None        None        None       None
Deferred Sales Charge    None       None      None        None        None       None
Annual Fund
Operating
Expenses
(as a percentage of
average net assets)

Management Fees
 (After Fee Waivers)     .63%      .75%       .75%      .75%          .75%      .90%
Other Expenses
 (After Expense
 Reimbursements)         .43%      .73%       .70%      .38%          .70%      .74%
Total Operating
 Expenses (After Fee
 Waivers and Expense
 Reimbursements)        1.06%     1.48%      1.45%     1.13%         1.45%     1.64%

        NATIONS FUNDS EQUITY, INDEX AND BALANCED FUNDS PRIMARY B SHARES



                            Nations
                            Inter-     Nations    Nations
Shareholder                national   Emerging    Pacific      Nations
Transaction                 Growth     Markets    Growth    Equity Index
Expenses                     Fund       Fund       Fund         Fund
Sales Load Imposed on
 Purchases                  None       None       None         None
Deferred Sales Charge       None       None       None         None
Annual Fund
Operating
Expenses
(as a percentage of
average net assets)
Management Fees
(After Fee Waivers)         .90%       1.10%       .90%        .20%
Other Expenses
 (After Expense
 Reimbursements)            .72%        .97%       .97%        .65%
Total Operating Expenses
 (After Fee Waivers
 and Expense
 Reimbursements)           1.62%       2.07%      1.87%        .85%



                                                                     Nations
                                          Nations       Nations      Managed
Shareholder                  Nations      Managed      Managed       SmallCap      Nations
Transaction                  Managed     SmallCap    Value Index   Value Index    Balanced
Expenses                   Index Fund   Index Fund       Fund          Fund      Assets Fund
Sales Load Imposed on
 Purchases                     None         None         None          None          None
Deferred Sales Charge          None         None         None          None          None

Annual Fund
Operating
Expenses
(as a percentage of
average net assets)

Management Fees
(After Fee Waivers)           .30%         .30%          .30%          .30%          .75%
Other Expenses
 (After Expense
 Reimbursements)              .45%         .45%          .70%          .70%          .48%
Total Operating Expenses
 (After Fee Waivers
 and Expense
 Reimbursements)              .75%         .75%         1.00%         1.00%         1.23%



NATIONS FUNDS BOND FUNDS PRIMARY B SHARES



                                                                             Nations
                                                                             Short-
Shareholder                                                Nations U.S.   Intermediate
Transaction                                                 Government     Government
Expenses                                                    Bond Fund         Fund
Sales Load Imposed on Purchases                               None           None
Deferred Sales Charge                                         None           None

Annual Fund
Operating Expenses
(as a percentage of
average net assets)

Management Fees (After Fee Waivers)                           .40%           .40%
Other Expenses (After Expense Reimbursements)                 .70%           .56%
Total Operating Expenses (After Fee Waivers and Expense
 Reimbursements)                                             1.10%           .96%



                                                                                                   Nations
                                                            Nations      Nations       Nations    Strategic
Shareholder                                               Government   Short-Term   Diversified     Fixed
Transaction                                               Securities     Income        Income      Income
Expenses                                                     Fund         Fund          Fund        Fund
Sales Load Imposed on Purchases                             None         None         None          None
Deferred Sales Charge                                       None         None         None          None

Annual Fund
Operating Expenses
(as a percentage of
average net assets)

Management Fees (After Fee Waivers)                         .50%        .30%          .50%          .50%
Other Expenses (After Expense Reimbursements)               .85%        .61%          .73%          .70%
Total Operating Expenses (After Fee Waivers and Expense
 Reimbursements)                                           1.35%        .91%         1.23%         1.20%


Examples: You would pay the following expenses on a $1,000 investment in Primary B Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.




                                       Nations
              Nations    Nations    Government      Nations                    Nations         Nations
              Prime     Treasury   Money Market   Tax Exempt      Nations   Equity Income    Emerging
               Fund       Fund         Fund          Fund      Value Fund        Fund       Growth Fund
1 Year         $ 6         $ 6          $ 6           $ 6         $ 11           $ 11          $ 15
3 Years        $18         $18          $18           $18         $ 35           $ 34          $ 47
5 Years        $31         $31          $31           $31         $ 60           $ 58          $ 81
10 Years       $69         $69          $69           $69         $133           $129          $177

                   NATIONS FUNDS BOND FUNDS PRIMARY B SHARES


                Nations       Nations        Nations       Nations          Nations        Nations        Nations
            Small Company   Disciplined     Capital     International   International     Emerging       Pacific
             Growth Fund    Equity Fund   Growth Fund    Equity Fund     Growth Fund    Markets Fund   Growth Fund
1 Year           $ 15           $ 12          $ 15           $ 17            $ 16           $ 21          $ 19
3 Years          $ 46           $ 36          $ 46           $ 52            $ 51           $ 65          $ 59
5 Years          $ 79           $ 62          $ 79           $ 89            $ 88           $111          $101
10 Years         $174           $137          $174           $194            $192           $240          $219




                                                                        Nations
                                           Nations                     Managed                    Nations
                Nations      Nations      Managed       Nations       SmallCap      Nations        U.S.
            Equity Index     Managed     SmallCap    Managed Value      Value       Balanced    Government
                Fund       Index Fund   Index Fund     Index Fund    Index Fund   Assets Fund   Bond Fund
1 Year           $  9           $ 8          $ 8           $ 10          $ 10          $ 13         $ 11
3 Years          $ 27           $24          $24           $ 32          $ 32          $ 39         $ 35
5 Years          $ 47           $42          $42           $ 55          $ 55          $ 68         $ 61
10 Years         $105           $93          $93           $122          $122          $149         $134


                Nations
               Short-        Nations                                   Nations
            Intermediate   Government      Nations      Nations      Strategic
             Government    Securities    Short-Term   Diversified   Fixed Income
                Fund          Fund      Income Fund   Income Fund       Fund
1 Year          $ 10          $ 14          $  9          $ 13          $ 12
3 Years         $ 31          $ 43          $ 29          $ 39          $ 38
5 Years         $ 53          $ 74          $ 50          $ 68          $ 66
10 Years        $118          $162          $112          $149          $145



The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Primary B Shares will bear either directly or indirectly. The figures contained in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and/or reimbursements will continue. In particular, to the extent Other Expenses are less than those shown, waivers and/or reimbursements of Management Fees, if any, may decrease. Shareholders will be notified of any decrease that materially increases Total Operating Expenses. If fee waivers and/or reimbursements are decreased or discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders of the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed."

Absent fee waivers, "Management Fees," "Other Expenses" and "Total Operating Expenses" for Primary B Shares of the indicated Fund would have been as follows:
Nations Short-Intermediate Government Fund -- .60%, .81% and 1.41%, respectively; Nations Government Securities Fund -- .64%, .95% and 1.59%,
respectively; Nations Short-Term Income Fund -- .60%, .86% and 1.46%, respectively; and Nations Diversified Income Fund -- .60%, .83% and 1.43% respectively.

Absent fee waivers and expense reimbursements, "Management Fees," "Other Expenses" and "Total Operating Expenses" for Primary B Shares of the indicated Fund would have been as follows: Nations Prime Fund -- .20%, .40% and .60%, respectively; Nations Treasury Fund -- .20%, .40% and .60%, respectively; Nations Government Money Market Fund -- .40%, .44% and .84%, respectively; Nations Tax Exempt Fund -- .40%, .41% and .81%, respectively; Nations Equity Index Fund -- .50%, .76% and 1.26%, respectively; Nations Managed Index Fund --
 .50%, .90% and 1.40%, respectively; Nations Managed SmallCap Index Fund -- .50%, 1.13% and 1.63%, respectively; Nations Managed Value Index Fund -- .50%, 1.67% and 2.17%, respectively; Nations Managed SmallCap Value Index Fund -- .50%, 2.31% and 2.81%, respectively; Nations Small Company Growth Fund -- 1.00%, .86% and 1.86%, respectively; Nations U.S. Government Bond Fund -- .60%, .86% and 1.46% respectively; and Nations Strategic Fixed Income Fund -- .60%, .83% and 1.43%, respectively.

Absent fee waivers, "Other Expenses" and "Total Operating Expenses" for Primary B Shares of the indicated Fund would have been as follows: Nations Equity Income Fund -- .83% and 1.46%, respectively; Nations International Equity Fund -- .84% and 1.74%, respectively; Nations Emerging Markets Fund -- 1.07% and 2.17%, respectively; Nations Pacific

Growth Fund -- 1.07% and 1.97%, respectively; Nations International Growth Fund -- .87% and 1.77% , respectively; Nations Capital Growth Fund -- .80% and 1.55%, respectively; Nations Emerging Growth Fund -- .83% and 1.58%, respectively; Nations Disciplined Equity Fund -- .83% and 1.58%, respectively; Nations Balanced Assets Fund -- .93% and 1.68%, respectively; and Nations Value Fund --
 .80%, and 1.55%, respectively.

Effective May 1999, it is anticipated that certain voluntary Total Operating Expenses limits put in place in connection with the reorganization of The Pilot Funds into the Nations Funds will terminate with respect to the following Funds:
Nations Value Fund, Nations Strategic Fixed Income Fund, Nations Small Company Growth Fund, Nations International Growth Fund, Nations Equity Income Fund, Nations Disciplined Equity Fund, and Nations Short Intermediate Government Bond Fund and Nations U.S. Government Bond Fund. For more information, see the SAI.

THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.


     Objectives




Money Market Funds:

Each Money Market Fund endeavors to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments with remaining maturities of 397 days or less from the date of purchase. Securities subject to repurchase agreements may have longer maturities.

Nations Prime Fund: Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

Nations Treasury Fund: Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

Nations Government Money Market Fund: Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.

Nations Tax Exempt Fund: Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.

Equity Funds:

Nations Value Fund: Nations Value Fund's investment objective is to seek growth of capital by investing in companies that are believed to be undervalued.

Nations Equity Income Fund: Nations Equity Income Fund's investment objective is to seek current income and growth of capital by investing primarily in companies with above-average dividend yields.

Nations Emerging Growth Fund: Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in emerging growth
companies  that  are  believed  to  have  superior   long-term  earnings  growth
prospects.

Nations  Small  Company  Growth  Fund:   Nations  Small  Company  Growth  Fund's
investment objective is to seek long-term capital growth by investing primarily in equity securities.

Nations Disciplined Equity Fund: Nations Disciplined Equity Fund's investment objective is to seek growth of capital by investing in companies that are expected to produce significant increases in earnings per share.

Nations Capital Growth Fund: Nations Capital Growth Fund's investment objective is to seek growth of capital by investing in companies that are believed to have superior earnings growth potential.

Nations International Equity Fund: Nations International Equity Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

Nations International Growth Fund: Nations International Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.

Nations Emerging Markets Fund: Nations Emerging Markets Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in emerging market countries, such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East, Africa and India.

Nations Pacific Growth Fund: Nations Pacific Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in the Pacific Basin and the Far East (excluding Japan).

Index Funds:

Nations Equity Index Fund: Nations Equity Index Fund's investment objective is to seek investment results that correspond, before fees and expenses, to the total return of Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index")1.

Nations Managed Index Fund: Nations Managed Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P 500 Index.

Nations Managed SmallCap Index Fund: Nations Managed SmallCap Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of Standard & Poor's SmallCap 600 Index ("S&P 600 Index")2.

Nations Managed Value Index Fund: Nations Managed Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P 500/BARRA Value Index ("S&P/BARRA Value Index").

Nations Managed SmallCap Value Index Fund:
Nations Managed SmallCap Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P SmallCap 600/BARRA Value Index ("S&P/BARRA SmallCap Value Index").

Balanced Fund:

Nations Balanced Assets Fund: Nations Balanced Assets Fund's investment objective is to seek total return by investing in equity and fixed income securities.

Bond Funds:

Nations U.S. Government Bond Fund: Nations U.S. Government Bond Fund's investment objective is to seek total return and preservation of capital by investing in U.S. Government securities and repurchase agreements collateralized by such securities.

Nations Short-Intermediate Government Fund:
Nations Short-Intermediate Government Fund's investment objective is to seek high current income consistent with modest fluctuation of principal. The Fund invests primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Nations Government Securities Fund: Nations Government Securities Fund's investment objective is to seek high current income consistent with moderate fluctuation of principal. The Fund invests primarily in intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Nations Short-Term Income Fund: Nations Short-Term Income Fund's investment objective is to seek high current income consistent with minimal fluctuation of principal. The Fund invests in investment grade debt securities.

Nations Diversified Income Fund: Nations Diversified Income Fund's investment objective is to seek total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.

Nations Strategic Fixed Income Fund: Nations Strategic Fixed Income Fund's investment objective is to seek total return by investing in investment grade fixed income securities.

Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. The net asset value of the shares of the Non-Money Market Funds (as defined below) will fluctuate based on market conditions. Therefore, investors should not rely upon the Funds for short-term financial needs nor are the Funds meant to provide a vehicle for participating in short-term swings in the stock market. Investments in the Funds are not insured against loss of principal.

------------------

1 "Standard & Poor's" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc.
2 "Standard & Poor's" and "Standard & Poor's SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc.

     How Objectives Are Pursued

Money Market Funds:

Nations Prime Fund: In pursuing its investment objective, the Fund may invest in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations") and other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities (together with U.S. Treasury Obligations, "U.S. Government Obligations"), bank and commercial instruments that may be available in the money markets, high quality short-term taxable obligations issued by state and local governments, their agencies and instrumentalities and repurchase agreements relating to U.S. Government Obligations and qualified first tier (as defined below) money market collateral. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in guaranteed investment contracts and instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participation in, or debt instruments backed by, the securities and other assets owned by such issuers. In addition, the Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."

Nations Treasury Fund: In pursuing its investment objective, the Fund invests in U.S. Treasury Obligations and repurchase agreements secured by such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in obligations the principal and interest of which are backed by the full faith and credit of the U.S. Government, provided that the Fund shall, under normal market conditions, invest at least 65% of its total assets in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government and repurchase agreements secured by such obligations. The Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."

Nations Government Money Market Fund: In pursuing its investment objective, the Fund invests in U.S. Government Obligations. Although the Fund may invest in repurchase agreements it does not currently intend to do so. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."

Nations Tax Exempt Fund: In pursuing its investment objective, the Fund invests in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax ("Municipal Securities"). The Fund will not knowingly purchase securities the interest on which is subject to such tax. A portion of the Fund's assets, however, may be invested in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax. See "How Dividends and Distributions Are Made; Tax Information."

The Fund invests in Municipal Securities that are determined to present minimal credit risks and that at the time of purchase, are considered to be of "high quality" -- e.g., having a long-term rating of "A" or higher from Duff & Phelps Credit Rating Co. ("D&P"), Fitch IBCA ("Fitch"), Standard & Poor's Corporation ("S&P"), Thomson BankWatch, Inc. ("BankWatch"), or Moody's Investors Services, Inc. ("Moody's") in the case of certain bonds which are lacking a short-term rating from the requisite number of nationally recognized statistical rating organizations (each an "NRSRO"); rated "D-1" or higher by D&P, "F1" or higher by Fitch, "SP-1" by S&P, or "MIG-1" by Moody's in the case of notes; rated "D-1" or higher by D&P, "F1" or higher by Fitch, or "VMIG-1" by Moody's in the case of variable-rate demand notes; or rated "D-1" or higher by D&P, "F1" or higher by Fitch, "A-1" or higher by S&P, or "Prime-1" by Moody's in the case of tax-exempt commercial paper. D&P, Fitch, S&P, Moody's and BankWatch are nationally recognized statistical rating organizations (collectively, "NRSROs"). Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Adviser pursuant to guidelines approved by Nations Fund Trust's Board of Trustees. The applicable Municipal Securities ratings are described in "Appendix B."

The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Prospectus and the SAI.

The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Adviser, desirable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income. As a matter of fundamental policy, under normal market conditions, at least 80% of the Fund's net assets will be invested in Municipal Securities. Investments in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not be treated as Municipal Securities in determining whether the Fund is in compliance with this 80% requirement. The Fund also may invest in securities issued by other investment companies that invest in securities consistent with the Fund's investment objective and policies. The Fund also may invest in instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning the Fund's investments, see "Appendix A."

Restraints on Investments by Money Market Funds:
In order for the Funds to value their investments on the basis of amortized cost (see "How The Funds Value Their Shares"), investments must be in accordance with the require-ments of Rule 2a-7 under the 1940 Act, some of which are described below. A Money Market Fund is limited to acquiring obligations with a remaining maturity of 397 days or less, or obligations with greater maturities, provided such obligations are subject to demand features or resets which are less than 397 days, and to maintaining a dollar-weighted average portfolio maturity of 90 days or less. Quality requirements generally limit investments to U.S. dollar denominated instruments determined to present minimal credit risks and that, at the time of acquisition, are rated in the first or second rating categories (known as "first tier" and "second tier" securities, respectively) by the required number of NRSROs (at least two or, if only one NRSRO has rated the security, that one NRSRO) or, if unrated by any NRSRO, are (i) comparable in priority and security to a class of short-term securities of the same issuer that has the required rating, or (ii) determined to be comparable in quality to securities having the required rating. The diversification requirements provide generally that a Money Market Fund may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer except that up to 25% of total assets may be invested in the first tier securities of a single issuer for three business days. Additionally (except for Nations Tax Exempt Fund), no more than 5% of total assets may be invested, at the time of acquisition, in second tier securities in the aggregate, and any investment in second tier securities of one issuer is limited to the greater of 1% of total assets or one million dollars. Securities issued by the U.S. Government, its agencies, authorities or instrumentalities are exempt from the quality requirements, other than minimal credit risk. In the event that a Fund's investment restrictions or permissible investments are more restrictive than the requirements of Rule 2a-7, the Fund's own restrictions will govern.

Equity Funds:

Nations Value Fund: The Fund invests in stocks drawn from a broad universe of companies monitored by the Adviser. The Adviser closely monitors these companies, rating them for quality and projecting their future earnings and dividends as well as other factors. To qualify for purchase, an issuer would normally have a market capitalization of $500 million or more and have an average daily trading volume of at least $3 million. These requirements are generally considered by the Adviser to be adequate to support normal purchase and sale activity without materially affecting prevailing market prices of the issuer's shares. The Adviser also analyzes key financial ratios that measure the growth, profitability, and leverage of such issuers that it believes will help maintain a portfolio of above-average quality.

Stocks are selected from this universe based on the Adviser's judgment of their total return potential. The Adviser buys stocks that it believes are undervalued relative to the overall stock market. The principal factor considered by the Adviser in making these determinations is the ratio of a stock's price-to-earnings relative to corresponding ratios of other stocks issued by companies in the same industry or economic sector. The Adviser believes that companies with lower price-to-earnings ratios are more likely to provide better opportunities for capital appreciation. This "value" approach typically produces a dividend yield greater than the market average. The Adviser will attempt to temper risk by broad diversification among economic sectors and industries. Through this strategy, the Fund pursues above-average returns while seeking to avoid above-average risks.


The Fund invests under normal market conditions at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stock, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may invest up to 20% of its assets in foreign securities. The Fund also may hold up to 20% of its total assets in U.S. Government Obligations, and investment grade securities of domestic companies. Obligations with the lowest investment grade rating (e.g. rated "BBB" by S&P or "Baa" by Moody's), have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.

The Fund may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.

Nations Equity Income Fund: The investment program of the Fund is based on several premises. First, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Second, diversifying equity holdings in a manner that includes every major economic sector contributes to reduced volatility, without a commensurate reduction in expected investment return. Finally, investing in dividend paying stocks in all the economic sectors can provide greater income than provided by the stocks in the S&P 500 Index with less volatility. Collectively, these traits may be combined in such a fashion as to produce returns in excess of the market (S&P 500 Index) on a comparable risk basis.

New purchases for the Fund will generally be made in equity securities that:

  o are income producing;

  o appear  undervalued  relative to the S&P 500 Index on a risk adjusted basis;
    and

  o have favorable trends in personal stock ownership by the underlying company's officers and/or directors.

To achieve its objective, the Fund, under normal circumstances, will invest at least 65% of its assets in income-producing common stocks, including securities convertible into or ultimately exchangeable for common stock (i.e., convertible bonds or convertible preferred stock), whose prospects for dividend growth and capital appreciation are considered favorable by the Adviser. The securities held by the Fund generally will be listed on a national exchange or, if not so listed, will usually have an established over-the-counter market.

In order to further enhance its income, the Fund also may invest its assets in fixed income securities (corporate and government bonds of various maturities), preferred stocks and warrants. The Fund may invest in debt securities that are considered investment grade (e.g. securities rated in one of the top four investment  categories  by S&P or Moody's,  or if not rated,  are of  equivalent investment quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories (e.g., rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. The Fund also may invest up to 5% of its assets in debt securities that are rated below investment grade (e.g. rated "BB" by S&P or "Ba" by Moody's), or if not rated, are of equivalent investment quality as determined by the Adviser. Non-investment-grade debt securities, sometimes referred to as "high yield bonds" or "junk bonds" tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. The Fund will invest in such high-yield debt securities only when the Adviser believes that the issue presents minimal credit risk. For a description of corporate debt ratings, see "Appendix B." Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest up to 20% of its total assets in foreign securities. The Fund will treat foreign securities as illiquid unless there is an active and substantial secondary market for such securities.

The Fund may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.

Nations Emerging Growth Fund: The Fund will invest in equity securities, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and securities convertible into common stocks, selected from a universe of emerging growth companies monitored by the Adviser. Most of the companies will have revenues between $50 million and $1.5 billion and a debt ratio of less than 50% of capitalization. The universe focuses on companies with above average earnings growth rates and profit margins, yet the portfolio may include positions of special situation companies whose growth is expected to accelerate. These companies are believed to offer significant opportunities for capital appreciation and the Adviser will attempt to identify these opportunities before their potential is recognized by investors in general.

In managing the Fund, the Adviser applies a disciplined process with rigorous fundamental analysis providing the basis for stock selection. Its methodology combines fundamental, valuation and momentum-based disciplines in portfolio construction. First, the Adviser evaluates nearly 1500 stocks by using quantitative modeling techniques. Companies within this universe are analyzed using the following criteria: earnings growth trends, earnings momentum, earnings estimate trends, relative price performance and importantly, valuation or price/earnings ratios relative to forecasted earnings growth. Next, the Adviser conducts a bottom-up, fundamental analysis of each candidate company. This process, which involves using both internal and external research and conducting one on one conversations with senior company executives, requires several steps: gaining an understanding of the business, evaluating its growth potential, risks and competitive strengths, discussing its growth strategy with company management, and validating that strategy with third parties and the Adviser's network of regional brokerage research resources. Stocks are selected after this rigorous analysis only when their valuation is attractive relative to forecasted growth.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. The Fund may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.

The volatility of emerging growth stocks is greater than that of larger companies. Many of these stocks trade over-the-counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 130 companies which represent a broad range of industries and sectors, both in the United States and abroad. Although the Fund invests primarily in securities of U.S. issuers, it may invest up to 20% of its assets in foreign securities.

Nations Small Company Growth Fund: In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and convertible debt. In addition, the Fund will invest at least 65% of its total assets in companies with a market capitalization of $1 billion or less.

The investment philosophy of Nations Small Company Growth Fund is based on the premise that stock prices are driven by earnings growth and that superior stock market returns occur when a company experiences rapid and accelerating earnings growth due to improving fundamentals.

In managing the Fund, the Adviser applies a disciplined process with rigorous fundamental analysis providing the basis for stock selection. Its methodology combines fundamental, valuation and momentum-based disciplines in portfolio construction. First, the Adviser evaluates nearly 5000 stocks by using quantitative modeling techniques. Companies with a market capitalization of less than $1 billion are analyzed using the following criteria: earnings growth trends, earnings momentum, earnings estimate trends, relative price performance and importantly, valuation or price to earnings ratios relative to forecasted earnings growth. Next, the Adviser conducts a bottom-up, fundamental analysis of each candidate company. This process, which involves using both internal and external research and conducting one on one conversations with senior company executives, requires several steps: gaining an understanding of the business, evaluating its growth potential, risks and competitive strengths, discussing the growth strategy with company management, and validating that strategy with third parties and the Adviser's network of regional brokerage research resources.

Overall, the Fund's strategy is to own those investments offering both attractive fundamental valuation and relatively good prospects for earnings improvement. Typically, two types of companies are candidates for purchase: (i) mature companies which may have fallen from a larger market value due to business difficulties, but which now exhibit improving prospects; and (ii) smaller or younger companies which are experiencing strong trends in earnings growth, but remain reasonably valued and therefore offer premium growth at a discount in comparison to other companies.

The Fund's weighted median capitalization generally is not expected to exceed 125% of the weighted median capitalization of the Russell 2000 Small Stock Index (the "Russell 2000") as measured on a quarterly basis, although this may vary from time to time. The volatility of the small cap growth stocks in which the Fund invests is greater than that of larger companies. Many of these stocks trade over-the-counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 130 companies which represent a broad range of industries and sectors, both in the United States and abroad.

The Fund may invest up to 35% of its total assets in securities of issuers with a market capitalization greater than $1 billion and in debt securities. However, the Fund will not invest more than 10% of its total assets in debt securities, unless the Fund assumes a temporary defensive position as discussed below. Debt securities, if any, purchased by the Fund will be rated "AA" or above by S&P or "Aa" or above by Moody's or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt securities. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, the U.S. and foreign governments and international organizations (such as the International Bank for Reconstruction and Development (the "World Bank")) and money market instruments.

The Fund may invest in common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements. The Fund currently intends to limit any investment in foreign securities to 20% of total assets.

Nations Disciplined Equity Fund: The investment philosophy of the Fund is based on the premise that companies with positive earnings trends also should experience positive trends in their share price. Based on this philosophy, the Fund invests primarily in the common stocks of companies that the Adviser believes are likely to experience significant increases in earnings. By pursuing this investment philosophy, the Fund seeks to provide investors with long-term capital appreciation which exceeds that of the S&P 500 Index.

In selecting stocks for the Fund, the Adviser utilizes quantitative analysis and optimization tools. This approach seeks to identify companies with improving profit potential through analysis of earnings forecasts issued by investment banks, broker/dealers and other investment professionals. The Adviser believes that companies experiencing such earnings trends have the potential to generate significant increases in per share earnings. The Adviser also believes that companies with increasing earnings should experience positive trends in their stock price. The quantitative analysis also includes ranking the attractiveness of equity securities according to a multi-factor valuation model. Both value and growth factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while growth characteristics such as price momentum, earnings growth and earnings acceleration measure a stock relative to others in the same industry. The objective is to maintain a broadly diversified portfolio which ranks in the top quartile on earnings momentum and in the top third on valuation. This approach generally produces a dividend yield less than the market average. Although this Fund seeks to invest in attractively priced securities with increasing earnings, its investment objective focuses on long-term capital appreciation; income is not an objective of this Fund.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of domestic issuers. With respect to the remainder of the Fund's assets, the Fund may invest in a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. government and corporate debt securities and various money market instruments. The Fund will invest primarily in medium- and large-sized companies (i.e. companies with market capitalizations of $1 billion or greater) that are determined to have favorable price-to-earnings ratios. The Fund also may invest in securities issued by companies with market capitalizations of less than $1 billion. The volatility of small-capitalization stocks is typically greater than that of larger companies. To help reduce risk, the Fund will invest in the securities of companies representing a broad range of industries and economic sectors.

The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (e.g. securities rated in one of the top four investment categories by an NRSRO or, if not rated, are of equivalent quality as determined by the Adviser.) Obligations rated in the lowest of the top four investment grade rating categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.

The Fund may invest up to 20% of its total assets in foreign securities. For temporary defensive purposes, if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments, money market instruments and repurchase agreements.

Nations Capital Growth Fund: The investment philosophy of the Fund is based on the belief that companies with superior growth characteristics selling at reasonable prices will, over time, outperform the market. Therefore, the Fund will generally seek to invest in larger capitalization, high-quality companies which possess above average earnings growth potential.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:

  o above-average earnings growth relative to the S&P 500 Index;

  o established  operating  histories,   strong  balance  sheets  and  favorable
    financial characteristics; and

  o above-average return on equity relative to the S&P 500 Index.


In addition, the Fund's investment program enables it to invest in the following types of companies:

  o companies  that  generate  or  apply  new  technologies,  new  and  improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising and health service industries;

  o companies that own or develop natural resources, such as energy exploration companies;

  o companies that may benefit from changing consumer demands and lifestyles, such as financial service organizations and telecommunication companies;

  o foreign companies, including those in countries with more rapid economic growth than the U.S.;

  o companies whose earnings growth is projected at a pace in excess of the average company (i.e., growth companies); and

  o companies whose earnings are temporarily depressed and are currently out of favor with most investors.

Through intensive research, visits to many companies each year, and efficient response to changing market conditions, the Adviser seeks to make the most of the Fund's flexible charter.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stocks and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly traded common stocks of companies incorporated in the United States, the Fund may invest up to 20% of its total assets in foreign securities.

The Fund may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.

Nations International Equity Fund: The Fund intends to diversify investments broadly among countries and to normally invest in securities representing at least three different countries. The Fund may invest in companies in the Far East and Western Europe as well as Australia, Canada, and other areas (including developing countries). Under unusual circumstances, however, the Fund may invest substantially all of its assets in companies in one or two countries.

In seeking to achieve its objective, the Fund will invest at least 65% of its assets in common stocks of established non-United States companies that the Adviser believes have potential for growth of capital. The Fund may invest up to 35% of its assets in any other type of security including: convertible securities; preferred stocks; bonds, notes and other debt securities (including Eurodollar securities); and obligations of domestic or foreign governments and their political subdivisions.

The Fund also may invest in American Depository Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depository Receipts ("EDRs"), American Depository Shares ("ADSs"), bonds, notes, other debt securities of foreign issuers, securities of foreign investment funds or trusts and real estate investment trust securities. For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments.

Nations International Growth Fund: In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65% of its total assets in foreign equity securities listed on major exchanges, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and convertible debt. The Fund may purchase the stock of small-, mid- and large-capitalization companies.

The Fund may invest up to 35% of its total assets in securities of issuers domiciled in developing countries. These countries are generally located in Eastern Europe, the Asia-Pacific region, Latin and South America, Africa and, subject to approval by the Board of Directors, the former Soviet Union and the Middle East. Debt securities, if any, purchased by the Fund will be rated in the top two categories by an NRSRO or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt and equity securities of U.S. issuers. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, foreign governments and international organizations (such as the World Bank), and money market instruments.

The Fund may invest in common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements. The Fund also may invest in ADRs, GDRs, EDRs and ADSs. For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments.

Nations Emerging Markets Fund: In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in equity securities of companies in emerging markets.

The Fund considers countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the World Bank; and (iii) countries listed in World Bank publications as developing. The Adviser seeks to identify and invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The Adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Colombia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey.

A company will be considered in a country, market or region if it conducts its principal business activities in the country, market or region. A company will be considered to conduct its principal business activities in a country, market or region if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in such country, market or region or has at least 50% of its assets situated in such country, market or region.

Equity securities of emerging market issuers may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Fund may invest in ADRs, GDRs, EDRs, and ADSs of such issuers.

The Fund also may invest in other types of instruments, including debt obligations. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.

The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the International Funds" below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments.

Nations Pacific Growth Fund: The Fund seeks to achieve its objective by investing primarily in securities of issuers in the regions known as the Pacific Basin and the Far East. An issuer will be considered in a region if it conducts its principal business activities in the region. An issuer will be considered to conduct its principal business activities in a region if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in such region or has at least 50% of its assets situated in such region. The Pacific Basin and Far East include Australia, Hong Kong, India, Indonesia, South Korea, Malaysia, New Zealand, Pakistan, the People's Republic of China, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand and may include other markets that develop in the region. The Fund will not invest in securities of issuers in Japan.

The Fund will focus on equity securities, but may also invest in debt obligations. Such equity securities may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.

In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of issuers that conduct their principal business activities in countries of the Pacific Basin and Far East, except for Japan. Although the Fund may not invest in securities issued by companies that conduct their principal business activities in Japan, the Fund may invest in securities that are listed on a Japanese exchange.

The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the International Funds" below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.

The Fund may invest in ADRs, EDRs, GDRs and ADSs. For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments.

General: Each Equity Fund may invest in certain specified derivative securities, including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission (the "CFTC") and options thereon for market exposure risk management. Each Equity Fund may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Each Equity Fund also may invest in real estate investment trust securities. In addition, each Equity Fund may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies. Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund (collectively the "International Funds") may invest in forward foreign exchange contracts. For more information concerning these and other investments in which the Funds may invest and their investment practices, see "Appendix A."

Nations Value Fund, Nations Equity Income Fund, Nations Emerging Growth Fund, Nations Small Company Growth Fund, Nations Disciplined Equity Fund and Nations Capital Growth Fund are managed with careful consideration to the overall tax implications of portfolio activity.

The Adviser considers employing various techniques to minimize the distribution of capital gains to shareholders. These techniques, which the Adviser uses when consistent with each Fund's overall objectives and policies, may include:

  o Managing portfolio turnover. By appropriately limiting the number of buy and sell transactions, each Fund attempts to effectively manage its distribution of capital gains.

  o Selling share lots that generate the lowest tax burden to the shareholder. After the decision is made to sell a specific security, each Fund will endeavor to sell the shares that create the lowest potential tax burden to shareholders, as a general matter.

  o Offsetting capital gains with capital losses. Each Fund may, when prudent, sell securities in order to realize capital losses. Capital losses can be used to offset capital gains thus reducing capital gains distributions.

While each Fund seeks to minimize the distribution of capital gains, consistent with its investment objective, there can be no assurance that all taxable distributions to shareholders can be avoided. In addition, the ability to utilize these tax management techniques may be reduced or eliminated by future legislation, regulation, administrative interpretations or court decisions.

Index Funds:

Nations Equity Index Fund: Under normal conditions, the Fund will invest at least 80% of its assets in equity securities of companies which comprise the S&P 500 Index. The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Different stocks have different weightings in the S&P 500 Index, depending on the amount of stock outstanding and its current price. In seeking to duplicate the performance of the S&P 500 Index, the Adviser will attempt to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500 Index, beginning with the most heavily weighted stocks that make up a larger portion of the S&P 500 Index's value.

The Adviser generally will seek to match the composition of the S&P 500 Index as closely as possible, but may not always invest the Fund's portfolio to mirror the S&P 500 Index exactly. Because of the difficulty and expense of executing relatively small stock transactions, the Fund may not always be invested in the less heavily weighted S&P 500 Index stocks and may at times have its portfolio weighted differently from the S&P 500 Index. The Fund may omit or remove an S&P 500 Index stock from its portfolio if, following objective criteria, the Adviser judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. The Adviser may purchase stocks that are not included in the S&P 500 Index to compensate for these differences if it believes that their prices will move together with the prices of S&P 500 Index stocks omitted from the portfolio.

The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Fund, utilizing a "passive" or "indexing" investment approach, attempts to duplicate the performance of the S&P 500 Index.

The correlation between the performance of Nations Equity Index Fund (before fees and expenses) and the S&P 500 Index is expected to be over 0.95 on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gain distributions, increases or decreases in exact proportion to changes in the S&P 500 Index. The Fund's ability to track the S&P 500 Index, however, may be affected by, among other things, transaction costs, changes in either the composition of the S&P 500 Index or the number of shares outstanding for the components of the S&P 500 Index, and the timing and amount of shareholder purchase and redemptions. The Fund may utilize stock index futures contracts to minimize tracking error. In connection with engaging in futures transactions, the Fund may hold cash, cash equivalents, and/or U.S. Government Obligations.

Under normal conditions, the Adviser will attempt to invest as much of the Fund's assets as is practical in common stocks. However, the Fund will maintain a reasonable position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.

The Fund also may invest a portion of its portfolio in instruments whose return depends on stock market prices. These may include debt securities whose prices or interest rates are indexed to the return of the S&P 500 Index, or swap agreements linked to the S&P 500 Index, and options and futures contracts. The Fund would invest in these types of instruments in order to seek to match the total return of the S&P 500 Index in accordance with its investment objective. However, instruments linked to stock market returns may not track the return of the S&P 500 Index in all cases, and may involve additional credit risks.

Nations Managed Index Fund: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the S&P 500 Index. The S&P 500 Index is a market capitalization weighted index consisting of 500 common stocks chosen for market size, liquidity and industry group representation.

Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity index portfolio can provide investors with positive incremental performance relative to the S&P 500 Index while minimizing the downside risk of underperforming the S&P 500 Index over time.

The initial stock universe considered by the Adviser is the S&P 500 Index. The Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration measure a stock relative to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of 300 to 400 holdings that capture the investment characteristics of the S&P 500 Index.

Under normal conditions, the Adviser will attempt to invest as much of the Fund's assets as is practical and, in any event, the Fund will invest at least 80% of its total assets, in common stocks that are included in the S&P 500 Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instru-ments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.

Nations Managed SmallCap Index Fund: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the S&P 600 Index. The S&P 600 Index is a market capitalization weighted index consisting of 600 domestic stocks that capture the economic and industry characteristics of small stock performance. Most of these stocks are listed on either the New York, American or NASDAQ stock exchanges.

Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity index portfolio can provide investors with positive incremental performance relative to the S&P 600 Index while minimizing the downside risk of underperforming the S&P 600 Index over time.

From the initial S&P 600 Index stock universe the Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration measure a stock relative to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of approximately 400 to 500 holdings that capture the investment characteristics of the S&P 600 Index.

Under normal conditions, substantially all of the Fund's assets, and, in any event at least 80% of its total assets, will be invested in common stocks that are included in the S&P 600 Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.

Nations Managed Value Index Fund: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the S&P/ BARRA Value Index. The S&P/BARRA Value Index is a subset of the S&P 500 Index. The S&P 500 Index is a market capitalization weighted index consisting of 500 common stocks chosen for market size, liquidity and industry group representation. The S&P/BARRA Value Index is a market capitalization weighted index consisting of approximately 340 common stocks selected from the S&P 500 Index on the basis of a higher than average price-to-book ratio. Because of their higher than average price-to-book ratios, stocks in the S&P/BARRA Value Index, on average, typically exhibit higher yields than stocks in the S&P 500 Index. Historically, stocks in the S&P/BARRA Value Index, on average, have exhibited less short-term volatility than stocks in the S&P 500 Index.

S&P constructs the S&P/BARRA Value Index semi-annually by ranking all common stocks included in the S&P 500 Index by their price-to-book ratios. The resulting list is then divided in half by market capitalization. Stocks in the half of the list that have higher price-to-book ratios are included in the S&P/BARRA Value Index.

Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity value index portfolio can provide investors with positive incremental performance relative to the S&P/BARRA Value Index while reducing the downside risk of underperforming the S&P/BARRA Value Index over time.

The initial stock universe considered by the Adviser is the S&P/BARRA Value Index. The Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Although the universe consists exclusively of value stocks, both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration are useful in determining a stock's value in relation to lenders in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of 100 to 200 holdings that capture the overall investment characteristics of the S&P/BARRA Value Index.

Under normal conditions, the Adviser will invest at least 80% of its total assets, in common stocks that are included in the S&P/BARRA Value Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.

Nations Managed SmallCap Value Index Fund: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the

S&P/BARRA SmallCap Value Index. The S&P/BARRA SmallCap Value Index is a subset of the S&P 600 Index. The S&P 600 Index is a market capitalization weighted index consisting of 600 domestic stocks which capture the economic and industry characteristics of small stock performance. The S&P/BARRA SmallCap Value Index is a market capitalization weighted index consisting of approximately 375 companies selected from the S&P 600 Index on the basis of price-to-book ratios. Those companies with lower price-to-book ratios make up the S&P/BARRA SmallCap Value Index. The S&P/BARRA SmallCap Value Index is rebalanced semi-annually to reflect changes in the S&P 600 Index. Most of these stocks are listed on either the New York, American or NASDAQ stock exchanges.

Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity index portfolio can provide investors with positive incremental performance relative to the S&P/BARRA SmallCap Value Index while reducing the downside risk of underperforming the S&P/BARRA SmallCap Value Index over time.

The initial stock universe considered by the Adviser is the S&P/BARRA SmallCap Value Index. The Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Although the universe consists exclusively of value stocks, both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration are useful in determining a stock's value in relation to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of 200 to 300 holdings that capture the overall investment characteristics of the S&P/BARRA SmallCap Value Index.

Under normal conditions, the Adviser will invest at least 80% of its total assets in common stocks that are included in the S&P/BARRA SmallCap Value Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.

About the Indexes: The S&P 500 Index is composed of 500 common stocks, chosen by S&P on a statistical basis to be included in the Index. The S&P SmallCap 600 Index is composed of 600 domestic stocks, chosen by S&P based on, among other things, market size, liquidity and industry group representation. The S&P SmallCap 600 Index is designed to be a benchmark of small capitalization stock performance. Most of these stocks are listed on either the New York, American or NASDAQ stock exchanges.

The S&P/BARRA Value Index and the S&P/BARRA SmallCap Value Index (collectively, the "BARRA Value Indexes") are constructed by dividing the stocks in the S&P 500 Index and the S&P 600 Index, respectively, according to a single attribute: price-to-book ratios. The BARRA Value Indexes are capitalization-weighted, meaning that each stock is weighted in the approximate index in proportion to its market value. Additionally, price-to-book ratios tend to be more stable over time than alternative measures such as price-to-earnings ratios, historical earnings growth rates, or return on equity. This results in indexes with relatively low turnover. Generally, the companies in the BARRA Value Indexes also exhibit characteristics associated with "value" stocks: lower price-to-earnings ratios, higher dividend yields, and lower historical and predicted earnings growth than the S&P 500 Index or the S&P 600 Index, respectively.

The S&P/BARRA Value Index and the S&P/BARRA SmallCap Value Index are relatively concentrated. The S&P/ BARRA Value Index tends to be more heavily concentrated in the Energy, Utility, and Financial sectors than the S&P 500 Index. Additionally, the S&P/BARRA SmallCap Value Index tends to be more heavily concentrated in the Utility and Financial sectors than the S&P 600 Index.

The inclusion of a stock in the S&P 500 Index, the S&P 600 Index, the S&P/BARRA Value Index or the S&P/ BARRA SmallCap Value Index in no way implies that S&P or BARRA believes the stock to be an attractive investment. The Indexes are determined, composed and calculated by S&P and BARRA without regard to the Funds. Neither S&P nor BARRA is a sponsor of, or in any way affiliated with, the Funds, and neither S&P or BARRA makes any representation or warranty, expressed or implied, on the advisability of investing in the Funds or as to the ability of the Indexes to track general stock market performance. S&P and BARRA disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Indexes or any data included therein.

General: Each Index Fund also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. exchange-traded financial futures approved by the CFTC and options thereon for market exposure risk management. Each Fund may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. In addition, the Funds may invest in securities issued by other investment companies, consistent with a Fund's investment objective and policies.

In addition, when consistent with an Index Fund's respective investment objective, each of the Index Funds (except Nations Equity Index Fund) will employ various tech-
niques to manage capital gain distributions. These techniques include utilizing a share identification methodology whereby the Fund will specifically identify each lot of shares of portfolio securities that it holds, which will allow the Fund to sell first those specific shares with the highest tax basis in order to reduce the amount of recognized capital gains as compared with a sale of identical portfolio securities, if any, with a lower tax basis. The Fund will sell first those shares with the highest tax basis only when it is in the best interest of the Fund to do so, and reserves the right to sell other shares when appropriate. In addition, the Fund may, at times, sell portfolio securities in order to realize capital losses. Such capital losses would be used to offset realized capital gains thereby reducing capital gain distributions. Additionally, the Adviser will, consistent with the portfolio construction process discussed above, employ a low portfolio turnover strategy designed to defer the realization of capital gains.

NationsBank Corporation is currently included in the S&P 500 Index and the S&P/BARRA Value Index. Subject to applicable law and SEC guidance, Nations Equity Index Fund may purchase stock of NationsBank Corporation. Nations Managed Index Fund and Nations Managed Value Index Fund cannot presently purchase stock in NationsBank Corporation unless relief from certain SEC restrictions is obtained or confirmed.

Equity mutual funds, like other investors in equity securities, incur transaction (brokerage) costs in connection with the purchase and sale of portfolio securities. For some funds, these costs can have a material negative impact on performance. With respect to the Index Funds, the Adviser to the Funds will attempt to minimize these transaction costs by utilizing program trades and computerized exchanges called "crossing networks" which allow institutions to execute trades at the mid-point of the bid/ask spread and at a reduced commission rate.

For more information concerning these and other instruments in which the Funds may invest and their investment practices, see "Appendix A."

Balanced Fund:

Nations Balanced Assets Fund: In pursuing the Fund's objective, the Adviser will allocate the Fund's assets based upon its judgment of the relative valuation and the expected returns of the three major asset classes in which the Fund invests: common stocks, fixed income securities and cash equivalents. In assessing relative value and expected returns, the Adviser will evaluate current economic and financial market conditions (both domestically and internationally), current interest rate trends, earnings and dividend prospects for common stocks, and overall financial market stability. These asset classes are actively managed in an effort to maximize total return. In general, the Adviser believes that common stocks offer the best opportunity for long-term capital appreciation.


The Fund invests in common and preferred stocks of U.S. corporations and of foreign issuers, as well as securities convertible into common stocks, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities) that meet the Adviser's stringent criteria. Fundamental research and valuation analysis are emphasized in the stock selection process. Stock holdings are typically those of seasoned, financially strong companies with favorable industry positioning.

Under normal circumstances, at least 25% of the total value of the Fund's assets will be invested in fixed income securities. The Fund may invest in government, corporate and municipal securities, as well as mortgage-backed and asset-backed securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by an NRSRO, or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest up to 25% of its total assets in foreign securities.

The Fund may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.

Bond Funds:

Nations U.S. Government Bond Fund: Under normal market conditions, the Fund will invest at least 65% of its total assets in U.S. Government securities and repurchase agreements collateralized by such securities. While the maturity of individual securities will not be restricted, except during temporary defensive periods or unusual market conditions, the average dollar-weighted maturity of the Fund will be between five and 30 years. The Fund may invest in a variety of U.S. Government Obligations. The Fund may also invest in interests in the foregoing securities, including collateralized mortgage obligations issued or guaranteed by a U.S. Government agency or instrumentality. U.S. Government Obligations have historically had a very low risk of loss of principal if held to maturity. The Fund, however, can give no assurance that the U.S. Gov-ernment would provide financial support to its agencies or instrumentalities if it were not legally required to do so.

The Fund also may invest up to 35% of its total assets in debt securities of U.S. and foreign corporate and foreign government issuers, ADRs and EDRs, zero coupon bonds and cash equivalents. The Fund will purchase only those non-government investments which are rated investment grade or better by at least one NRSRO or, if unrated, are determined by the Adviser to be of comparable quality. If a portfolio security held by the Fund ceases to be rated investment grade by at least one NRSRO or if the Adviser determines that an unrated portfolio security held by the Fund is no longer of comparable quality to an investment grade security, the security will be sold in an orderly manner as quickly as possible. Additionally, the Fund also may invest in futures contracts, interest rate swaps and options.

The value of the Fund's portfolio (and consequently its shares) is expected to fluctuate inversely in relation to changes in the direction of interest rates.

Nations Short-Intermediate Government Fund: In pursuing its investment objective, the Fund invests substantially all of its assets in U.S. Government Obligations and repurchase agreements relating to such obligations. Under normal market conditions, it is expected that the average dollar-weighted maturity of the Fund's portfolio will be between three and five years and the duration will not exceed five years. U.S. Government Obligations have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.

The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, collateralized mortgage obligations or "CMOs," real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality.

The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in the Adviser's opinion, prevailing market or economic circumstances warrant.

Nations Government Securities Fund: In pursuing its investment objective, the Fund invests at least 65% of its assets in U.S. Government Obligations. Under normal market conditions, it is expected that the average dollar-weighted maturity of the Fund's portfolio will be between five and 12 years and the Fund's duration is expected to be in a range of 3.5 to eight years.

The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality.

The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in the Adviser's opinion, prevailing market or economic circumstances warrant.

Nations Short-Term Income Fund: In pursuing its investment objective, the Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade debt obligations. It is expected that the average dollar-weighted maturity of the Fund will not exceed five years and the duration of the Fund's portfolio will not exceed three years.

The Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade by one of the NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; and mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated. The Fund also may invest in U.S. Government Obligations.

Most  obligations   acquired  by  the  Fund  will  be  issued  by  companies  or governmental entities located within the United States. The Fund may invest up to 25% of its assets in foreign securities.

As noted above, the Fund will invest in investment grade debt obligations. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative character-istics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.

Nations Diversified Income Fund: In pursuing its investment objective, the Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade debt obligations. It is expected that the average dollar-weighted maturity of the Fund's portfolio will be greater than five years.

The  Fund  may  invest  in  corporate   convertible  and  non-convertible   debt
obligations; U.S. Government Obligations; dollar-denominated and non-dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality.

Most  obligations   acquired  by  the  Fund  will  be  issued  by  companies  or governmental entities located within the United States. The Fund may invest up to 25% of its assets in foreign securities.

Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.

Up to 35% of the total value of the Fund's assets may be invested in lower-quality fixed income securities rated "B" or better by Moody's or S&P, or if not so rated, determined by the Adviser to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment, and assurance of interest and principal payment over any long period of time may be limited. Non-investment grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds." They tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund may hold or invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.

Nations Strategic Fixed Income Fund: In pursuing its investment objective, the Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade fixed income securities. It is expected that the average dollar-weighted maturity of the Fund's portfolio will be ten years or less and under no circumstances will it exceed 15 years.

The Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; U.S. Government Obligations; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one NRSRO, or if not so rated, determined by the Adviser to be of comparable quality. The Fund also may invest in dividend paying preferred and common stock.

Most  obligations   acquired  by  the  Fund  will  be  issued  by  companies  or governmental entities located within the United States. The Fund may invest up to 25% of its assets in foreign securities.

The Fund will invest in investment grade debt obligations. Obligations rated in the lowest of the top four investment grade rating categories (e.g., rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.

General: The Balanced Fund and Bond Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. Each Fund also may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Nations Balanced Assets Fund, Nations U.S. Government Bond Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund may engage in reverse repurchase agreements and dollar roll transactions. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.

The Funds may also invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such trusts and partnerships.

Certain securities that have variable or floating interest rates or demand, put or prepayment features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity and duration of the Funds.

Duration, as used in this Prospectus, means modified duration, which is a measure of the expected life of fixed income securities on a present value basis. Duration is used to estimate how much a Bond Fund's share price will fluctuate in response to a change in interest rates. To see how a Fund's share price could shift, multiply the Fund's duration by the change in rates. If interest rates rise by one percentage point, for example, the share price of a Fund with a duration of five years would decline by about 5%. If rates decrease by one percentage point, the Fund's share price would rise by about 5%.

Average dollar-weighted maturity is the average length of time until fixed income securities held by a Fund reach maturity and are repaid. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Funds' shares, such changes will not affect the income received by the Funds from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Funds will increase or decrease in relation to the income received by the Funds from their investments, which will in any case be reduced by the Funds' expenses before being distributed to the Funds' shareholders.

For more information concerning these and other instruments in which the Funds may invest and their investment practices, see "Appendix A."

Portfolio Turnover (Non-Money Market Funds):
Generally,  the Equity  Funds,  the Index Funds,  the Balanced Fund and the Bond
Funds (the "Non-Money Market Funds") will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. While it is not possible to predict exactly annual portfolio turnover rates, it is expected that under normal market conditions, the annual portfolio turnover rate for each Index Fund (except Nations Equity Index Fund) will not exceed 25%. For the Funds' portfolio turnover rates, see "Financial Highlights."

Risk Considerations: Investments by a Fund in common stocks and other equity securities are subject to stock market risk. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these levels will continue.

The value of a Fund's investments in debt securities, including U.S. Government Obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, i.e., that the issuer may not be able to pay principal and/or interest when due.

Certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are particular types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circum-stances where it believes such purchases are consistent with the Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A."

Special Risks  Considerations  Relevant to an  Investment  in the  International
Funds: Investors should understand and consider carefully the special risks involved in foreign investing. Such risks include, but are not limited to: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates, which can significantly affect a Fund's share price;
(3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war; (7) possible impositions of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States.

The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the International Funds offer a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also typically higher than those of domestic equity mutual funds.

Certain of the risks associated with investments by the International Funds in foreign securities are heightened with respect to investment in developing countries and emerging markets countries. Political and economic structures in many emerging markets countries may be undergoing significant evolution and rapid development, and may lack the social, political and economic stability characteristic of more developed countries. Investing in emerging markets securities also involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally and some countries with emerging securities markets have sustained long periods of substantially high inflation or rapid fluctuation in inflation rates which can have negative effects on a country's economy or securities markets.

In addition to the general risks inherent in foreign investing, investors should understand and consider carefully the special risks involved in investing in Eastern Europe, the Pacific Basin and the Far East. Economic and political reforms in Eastern Europe are still in their infancy. As a result, investment in such countries could be deemed to be highly speculative and could result in losses to a Fund and, thus, to its shareholders. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties. See "Appendix A" for additional discussion of the risks associated with an investment in the International Funds.

Special Risk Considerations Relevant to an Investment in the Index Funds: The techniques employed by the Adviser for all Index Funds (except Nations Equity Index Fund) to seek to manage capital gain distributions will generally only have the effect of deferring the realization of capital gains. For example, to the extent that the capital gains recognized on a sale of portfolio securities arise from the sale of specifically-identified securities with higher tax basis, subsequent sales of the same portfolio securities will be calculated by reference to the lower tax basis securities that remain in the portfolio. Under this scenario, an investor who purchases shares of a Fund after the first sale could receive capital gain distributions that are higher than the distributions that would have been received if this methodology had not been used. Therefore, certain investors actually could be disadvantaged by the techniques employed by the Fund to seek to manage capital gain distributions, depending on the timing of their purchase of Fund shares. Even if there are no subsequent sales, upon a redemption or exchange of Fund shares an investor will have to recognize gain to the extent that the net asset value of Fund shares at such time exceeds such investor's tax basis in his or her Fund shares.

The various techniques  employed by the Index Funds (except Nations Equity Index
Fund) to manage capital gain distributions may result in the accumulation of substantial unrealized gains in the Funds' portfolios. Moreover, the realization of capital gains is not entirely within a Fund's control because it is at least partly dependent on shareholder purchase and redemption activity. Capital gain distributions may vary considerably from year to year.

Furthermore, the U.S. Treasury has proposed legislation which would require holders of substantially identical securities to determine their tax basis using the average cost of all of their holdings in such securities. If enacted, the legislation would prevent the Funds from specifically identifying each lot of shares that they hold and from selling first those specific shares with the highest tax basis. Thus, the legislation would restrict the Funds' ability to manage capital gains.

Year 2000 Issue: Many computer programs employed throughout the world use two digits to identify the year. Unless modified, these programs may not correctly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. Any failure to adapt these programs in time could hamper the Funds' operations. The Funds' principal service providers have advised the Funds that they have been actively working on implementing necessary changes to their systems, and that they expect that their systems will be adapted in time, although there can be no assurance of success. Because the Year 2000 issue affects virtually all organizations, the companies or governmental entities in which the Funds invest could be adversely impacted by the Year 2000 issue, although the extent of such impact cannot be predicted. To the extent the impact on a portfolio holding is negative, a Fund's return could be adversely affected.

Investment Limitations: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAI.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. In addition, this limitation does not apply to investments by "money market funds" as that term is used under the 1940 Act, as amended in obligations of domestic banks.

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's total assets, such Fund will not hold more than 10% of the voting securities of any issuer.

Nations International Growth Fund may not:

1. Borrow money except as a temporary measure and then only in amounts not exceeding 5% of the value of the Fund's total assets or from banks or in connection with reverse repurchase agreements provided that immediately after such borrowing, all borrowings of the Fund do not exceed one-third of the Fund's total assets and no purchases of portfolio instruments will be made while such Fund has borrowings outstanding in an amount exceeding 5% of its total assets.

Each of Nations Small Company Growth Fund and Nations U.S. Government Bond Fund may not:

1. Borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the Fund will maintain asset coverage of 300% for all borrowings.

In addition, as a matter of non-fundamental policy, Nations Tax Exempt Fund may not purchase any securities other than obligations the interest on which is exempt from Federal income tax and stand-by commitments with respect to such obligations.

If a percentage limitation has been met at the time an investment is made, a subsequent change in that percentage that is the result of a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.

The investment objective and policies of each Fund, unless otherwise specified, are non-fundamental and may be changed without shareholder approval. Shareholders of Nations International Growth Fund, Nations Small Company Growth Fund and Nations U.S. Government Bond Fund, however, must receive at least 30 days' prior written notice in the event an investment objective is changed. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.

     How Performance Is Shown

Nations Money Market Funds: From time to time, the Money Market Funds may advertise the "yield" and "effective yield" of a class of shares and the Nations Tax Exempt Fund also may advertise the "tax-equivalent yield" of a class of shares. Yield, effective yield and tax-equivalent yield figures are based on historical data and are not intended to indicate future performance.

The "yield" of a class of shares of a Fund refers to the income generated by an investment in such class over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a class of shares of the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" of each class of shares of Nations Tax Exempt Fund shows the level of taxable yield needed to produce an after-tax equiva-lent to such class's tax-free yield. This is done by increasing the class's yield (as calculated above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate. The tax-equivalent yield of a class of shares will always be higher than its yield.

Non-Money Market Funds: From time to time, the Non-Money Market Funds may advertise the "total return" and "yield" on a class of shares. Total return and yield figures are based on historical data and are not intended to indicate future performance. The "total return" of a class of shares of a Non-Money Market Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in a Fund's advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gain distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gain distributions. Total return may also be presented for other periods.

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period.

Index Composite Performance: Set forth below is certain performance data for Nations Managed Index Fund, Nations Managed SmallCap Index Fund, the Enhanced S&P 500 Index Composite and the Enhanced Small Cap Index Composite (the
"Composites"), which are each composites of accounts and commingled funds managed by TradeStreet. (Prior to TradeStreet's formation in 1995, the Composites were managed by NationsBank.) The performance data for the Composites is deemed relevant because the accounts and commingled funds in the Enhanced S&P 500 Index Composite and Enhanced Small Cap Index Composite have investment objectives and policies that are substantially similar to those of Nations Managed Index Fund and Nations Managed SmallCap Index Fund, respectively. Moreover, the management team at TradeStreet (which currently manages the accounts and commingled funds in the Composites, and Nations Managed Index Fund and Nations Managed SmallCap Index Fund) employs the same quantitative investment process for Nations Managed Index Fund and Nations Managed SmallCap Index Fund that has, and continues to be, utilized in connection with the Composites. This performance data represents past performance of Nations Managed Index Fund, Nations Managed SmallCap Index Fund and the Composites and is not necessarily indicative of the future performance of the Composites, Nations Managed Index Fund or Nations Managed SmallCap Index Fund. The commingled funds and accounts that are included in the Composites are not subject to the same types of expenses to which the Funds are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Composites could have been adversely affected if the accounts included in the Composites had been regulated as investment companies. In addition, the results presented below for the Composites may not necessarily equate with the return experienced by any particular account of TradeStreet.

Average Annual Total Returns for the Periods Indicated through March 31, 1998


                     One        Three        Five       Since
                     Year        Year        Year     Inception***
Nations
  Managed
  Index Fund        46.88%        N/A         N/A       40.66%
Enhanced S&P
  500 Index
  Composite*        48.19%      33.25%      22.53%      19.72%
S&P 500 Index       47.99%      37.78%      22.37%      19.32%
Lipper S&P 500
  Index Funds
  Average**         47.07%      32.14%      21.86%      18.72%


Annual Total Returns


                        Enhanced                  Lipper
             Nations     S&P 500                  Equity
            Managed       Index       S&P 500   Index Funds
Year      Index Fund   Composite*     Index      Average**
1989         N/A        34.28%        31.55%      30.58%
1990         N/A        -1.52%        -3.15%      -3.57%
1991         N/A        30.86%        30.56%      29.65%
1992         N/A         5.55%         7.64%       7.12%
1993         N/A        10.52%         9.99%       9.52%
1994         N/A         0.69%         1.31%       0.90%
1995         N/A        37.84%        37.45%      36.82%
1996         N/A        24.12%        23.08%      22.30%
1997       33.07%       33.42%        33.23%      32.61%



Average Annual Total Returns for the Periods Indicated through March 31, 1998


                                           One       Since
                                          Year     Inception***
Nations Managed SmallCap Index Fund      47.04%      28.88%
Enhanced Small Cap Index Composite*      47.67%      22.85%
S&P 600 Index                            47.69%      21.31%



  * The total returns reflect the deduction of 0.50% of fees and expenses per annum, the reinvestment of all dividends, interest and income, and realized or unrealized gains or losses. The Composites are comprised of equity only accounts and the equity portion of balanced accounts that are valued in excess of $5 million.
 ** The Lipper S&P 500 Index Funds Average represents the average performance of mutual funds with similar objectives monitored by Lipper Analytical Services, Inc. during the periods shown.
*** Nations Managed Index Fund's inception was July 31, 1996; the Enhanced S&P 500 Index Composite's inception was December 31, 1988; Nations Managed
     SmallCap Index Fund's inception was October 15, 1996; and the Enhanced Small Cap Index Composite's inception was October 1, 1995.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with such Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield.

In addition to Primary B Shares, the Money Market Funds offer Primary A, Investor A, Investor B, Investor C and Daily Shares. In addition to Primary B Shares, the Non-Money Market Funds generally offer Primary A, Investor A, Investor B and Investor C Shares. Certain Funds, however, do not offer shares in every class. Each class of shares may bear different sales charges, shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of a Fund's shares. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an Investor's Institution, as defined below, or by calling Nations Funds at the toll-free number indicated on the cover.

     How The Funds Are Managed

The business and affairs of each of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios are managed under the direction of their Board of Trustees and Board of Directors, respectively. The SAI contains the names of and general background information concerning each Director/Trustee of Nations Fund, Inc., Nations Portfolios and Nations Fund Trust, respectively.

As described below, each Fund is advised by NBAI which is responsible for the overall management and supervision of the investment management of each Fund. Each Fund also is sub-advised by a separate investment sub-adviser, which as a general matter is responsible for the day-to-day investment decisions for the respective Fund.

Nations Funds and the Adviser have adopted codes of ethics, which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

NationsBank Corporation, the parent company of NationsBank, has signed an agreement to merge with BankAmerica Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the second half of 1998. NationsBank and NBAI have advised the Funds that the merger will not reduce the level or quality of advisory and other services provided to the Funds.

Investment Adviser: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NationsBank has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.

TradeStreet  Investment   Associates,   Inc.,  with  principal  offices  at  One
NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to all of the Funds except for those Funds listed below, for which Gartmore or Boatmen's serves as investment sub-adviser. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.

Gartmore Global Partners, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund pursuant to an investment sub-advisory agreement. Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, an indirect, wholly owned subsidiary of Gartmore Investment Management plc ("Gartmore plc"), a UK company, which is the holding company for a leading UK-based international fund management group of companies. National Westminster Bank plc and affiliated entities (collectively, "NatWest") own 100% of the equity of Gartmore plc.

Boatmen's Capital Management, Inc. serves as investment sub-adviser to Nations U.S. Government Bond Fund. Its principal offices are located at 100 North Broadway, St. Louis, Missouri 63102. Boatmen's is a wholly owned subsidiary of NationsBank.

Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc. and Nations Portfolios' Boards of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions, which are affiliated with the Adviser or which have sold shares in the Funds, if the Adviser believes that the quality of the transactions and the commissions are comparable to what they would be with other qualified broker-age firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.

For the services provided and expenses assumed pursuant to various investment advisory agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: .25% of the first $250 million of the combined average daily net assets of both Nations Prime Fund and Nations Treasury Fund, plus .20% of the combined average daily net assets of such Funds in excess of $250 million; .40% of the average daily net assets of each of Nations Government Money Market Fund and Nations Tax Exempt Fund; .50% of the average daily net assets of each of Nations Managed Index Fund, Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund, Nations Managed SmallCap Value Index Fund, and Nations Equity Index Fund; 1.00% of the average daily net assets of each of Nations Small Company Growth Fund and Nations International
Value Fund; .60% of the average daily net assets of each of Nations U.S. Government Bond Fund, Nations Short-Intermediate Government Fund, Nations
Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund; .75% of the average daily net assets of each of Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund and Nations Balanced Assets Fund; .65% of the first $100 million of Nations Government Securities Fund's average daily net assets, plus
 .55% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus .50% of the Fund's average daily net assets in excess of $250 million; .75% of the first $100 million of Nations Equity Income Fund's average daily net assets, plus .70% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus .60% of the Fund's average daily net assets in excess of $250 million; .90% of the average daily net assets of Nations International Equity Fund, Nations International Growth Fund and Nations Pacific Growth Fund; and 1.10% of the average daily net assets of Nations Emerging Markets Fund.

For the services provided pursuant to investment sub-advisory agreements, NBAI will pay to TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rates of: .055% of the average daily net assets of Nations Prime Fund, Nations Treasury Fund, Nations Government Money Market Fund, and Nations Tax Exempt Fund; .10% of the average daily net assets of each of Nations Managed Index Fund, Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund, Nations Managed SmallCap Value Index Fund, and Nations Equity Index Fund;
 .15% of the average daily net assets of each of Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund;
 .20% of the average daily net assets of each of Nations Equity Income Fund; and .25% of the average daily net assets of each of Nations Value Fund, Nations
Capital Growth Fund, Nations Emerging Growth Fund, Nations Small Company Growth Fund, Nations Disciplined Equity Fund and Nations Balanced Assets Fund.

For services provided pursuant to investment sub-advisory agreements, NBAI will pay Gartmore sub-advisory fees, computed daily and paid monthly, at the annual rates of: .70% of Nations International Equity Fund's, Nations Pacific Growth
Fund's and Nations International Growth Fund's average daily net assets; and .85% of Nations Emerging Markets Fund's average daily net assets.

For services provided pursuant to an investment sub-advisory agreement, NBAI will pay Boatmen's sub-advisory fees at the rate of .15% of the average daily net assets of Nations U.S. Government Bond Fund.

From time to time, NBAI (and/or TradeStreet, Gartmore or Boatmen's) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory or sub-advisory fees and/or expenses payable by a Fund.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund Trust paid NBAI under the investment advisory agreement, advisory fees at the indicated rates of the following Fund's average daily net assets:
Nations Government Money Market Fund -- .13%, Nations Tax Exempt Fund -- .16%, Nations Value Fund -- .75%, Nations Capital Growth Fund -- .75%, Nations
Emerging Growth Fund -- .75%, Nations Disciplined Equity Fund -- .75%, Nations Equity Index Fund -- .18%, Nations Managed Index Fund -- .22%, Nations Managed SmallCap Index Fund -- .00%, Nations Managed Value Index Fund -- .03%, Nations Managed SmallCap Value Index Fund -- .02%, Nations Balanced Assets Fund -- .75%, Nations Short-Intermediate Government Fund -- .40%, Nations Short-Term Income Fund -- .30%, Nations Diversified Income Fund -- .50%, and Nations Strategic Fixed Income Fund -- .48%.


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund, Inc. paid NBAI under the investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Prime Fund -- .17%, Nations Treasury Fund -- .18%, Nations Equity Income Fund -- .64%, Nations International Equity Fund -- .90%, Nations International Growth Fund -- .87%, Nations Small Company Growth Fund -- .70%, Nations Government Securities Fund -- .50% and Nations U.S. Government Bond Fund --
 .33%.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Portfolios paid NBAI under the investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Emerging Markets Fund -- 1.10%, and Nations Pacific Growth Fund -- .90%.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, NBAI paid TradeStreet under the investment sub-advisory agreements, sub-advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Government Money Market Fund --

 .055%, Nations Tax Exempt Fund -- .055%; Nations Value Fund -- .25%, Nations Capital Growth Fund -- .25%, Nations Emerging Growth Fund -- .25%, Nations Small Company Growth -- .25%, Nations Disciplined Equity Fund -- .25%, Nations Equity Index Fund -- .10%, Nations Managed SmallCap Index Fund -- .10%, Nations Managed Index Fund -- .10%, Nations Managed Value Index -- .10%, Nations Managed SmallCap Value Index -- .10%, Nations Balanced Assets Fund -- .25%, Nations Short-Intermediate Government Fund -- .15%, Nations Short-Term Income Fund --
 .15%, Nations Diversified Income Fund -- .15%, Nations Strategic Fixed Income Fund -- .15%, Nations Prime Fund -- .055%, Nations Treasury Fund -- .055%, Nations Equity Income Fund -- .20% and Nations Government Securities Fund --
 .15%.


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, NBAI paid Gartmore under the investment sub-advisory agreements, sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Emerging Markets Fund -- .85%, Nations Pacific Growth Fund, Nations International Equity Fund -- .70% and Nations International Growth Fund -- .70%.

For the fiscal period from April 1, 1997 to March 31, 1998 after waivers, NBAI paid Boatmen's under the investment sub-advisory agreement, sub-advisory fees at the rate of .15% of the average daily net assets of Nations U.S. Government Bond Fund.

The Taxable Money Market Management Team of TradeStreet is responsible for the day-to-day management of Nations Prime Fund, Nations Treasury Fund and Nations Government Money Market Fund.

The Tax-Exempt Money Market Management Team of TradeStreet is responsible for the day-to-day management of Nations Tax Exempt Fund.

The Fixed Income Management Team of TradeStreet is responsible for the day-to-day management of Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund.

The Structured Products Management Team of TradeStreet is responsible for the day-to-day management of Nations Equity Index Fund, Nations Managed Index Fund, Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund, Nations Managed SmallCap Value Index Fund and Nations Disciplined Equity Fund.

The Value Management Team of TradeStreet is responsible for the day-to-day management of Nations Value Fund, Nations Balanced Assets Fund and Nations Equity Income Fund.

The Core Growth Management Team of TradeStreet is responsible for the day-to-day management of Nations Capital Growth Fund.

The Strategic Growth Management Team of TradeStreet is responsible for the day-to-day management of Nations Emerging Growth Fund and Nations Small Company Growth Fund.

Philip Ehrmann is Co-Portfolio Manager of Nations International Equity Fund, responsible for the Fund's investments in developing countries (since June
1998). Mr. Ehrmann is also Principal Portfolio Manager of Nations Emerging Markets Fund (since 1995) and is Head of the Gartmore Emerging Markets Team. Prior to joining Gartmore in 1995, Mr. Ehrmann was the Director of Emerging Markets for Invesco in London. He began his career in 1981 as an institutional stockbroker with Rowe & Pitman Inc. and also spent a brief period with Prudential Bache Securities as an institutional salesman before joining Invesco in 1984. Mr. Ehrmann graduated from the London School of Economics with a degree in Economics, Industry and Trade.

Seok Teoh is Co-Portfolio Manager of Nations International Equity Fund, responsible for the Fund's investments in Asia (since June 1998). Ms. Teoh is also Principal Portfolio Manager of Nations Pacific Growth Fund (since that Fund's inception in June 1995). She has been with Gartmore since 1990 as the London based manager of its Far East Team . Previously, Ms. Teoh managed four equity funds for Rothschild Asset Management in Tokyo and in Singapore. She was also responsible for Singaporean and Malaysian equity sales at Overseas Union Bank Securities in Singapore. Ms. Teoh, who is native to Singapore, is fluent in Mandarin and Cantonese and received an Economics degree from the University of Durham.

Mark Fawcett is Co-Portfolio Manager of Nations International Equity Fund, responsible for the Fund's investments in Japan (since June 1998). He is also Senior Investment Manager for the Gartmore Japanese Equities Team. Mr. Fawcett joined Gartmore as an investment manager on the Japanese Equity Team in 1991 and has specific responsibility for large stock research. Before joining Gartmore in Tokyo he worked on the Far East desk of Provident Mutual, a major London-based Life Assurance company, managing funds invested in Japan. Mr. Fawcett graduated from Oxford University in 1986 with an honours degree in Mathematics and Philosophy.

Stephen Jones is Co-Portfolio Manager of Nations International Equity Fund, responsible for the Fund's investments in Europe (since June 1998). He is also the Head of Gartmore European Equities. Mr. Jones joined Gartmore as a senior investment manager in the European Equities Team in 1994 and was appointed Head of the European Equity Team in 1995. He began his career at the Prudential in 1984, spending a year as a business analyst before becoming the personal assistant to the Group Chief Executive. In 1987, he became a European equities investment manager focusing primarily on France, Belgium and Switzerland. Mr. Jones graduated from Manchester University in 1984 with an honours degree in Economics.

Stephen Watson is Co-Portfolio Manager for Nations International Equity Fund, responsible for allocating the Fund's assets among the various regions in which it invests, as well as determining the Fund's investments in regions not covered by the other Co-Portfolio Managers (since June 1998). Mr. Watson had been the sole Portfolio Manager of the Fund since February 1995. He joined Gartmore as a Global Fund Manager in 1993 and currently holds the position of Chief Investment Officer of Gartmore Global Partners and is a member of Gartmore's Global Policy Group. Previously, Mr. Watson was a director and global fund manager with James Capel Fund Managers, London, as well as Client Services Manager for international clients. From 1980 to 1987 he was with Capel-Cure Myers in their Portfolio Management Division. He began his career in 1976 when he joined the investment division at Samuel Motagu. Mr. Watson is a member of the Securities Institute.

Brian O'Neill is the Principal Senior Investment Manager of the Gartmore Global Portfolio Team and has been the Portfolio Manager of Nations International Growth Fund since July, 1997. Mr. O'Neill jointed Gartmore as a Senior Investment Manager on the Global Portfolio Team in 1981 with responsibility for a variety of specialized global funds, including resource funds. Mr. O'Neill began his career with Royal Insurance in 1970 as an investment analyst specializing in United Kingdom research. He then expanded his field of expertise to include management of global equities, and in 1978 he moved to Antony Gibbs & Sons where he was appointed as a fund manager, specializing in global equities. Mr. O'Neill graduated from Glasgow University in 1969 with an MA Honours degree in Political Economy.

The Fixed Income Committee of Boatmen's is responsible for the day-to-day management of Nations U.S. Government Bond Fund.

Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank, has advised Nations Funds and NationsBank that NationsBank and its affiliates may perform the services contemplated by the various investment advisory agreements, and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes, including the Glass-Steagall Act, and regulations and judicial or administrative decisions or interpretations thereof, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

Other Service Providers: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Funds pursuant to administration agreements. Pursuant to the terms of the administration agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.

First Data Investor Services Group, Inc. ("First Data"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Funds pursuant to co-administration agreements. Under the co-administration agreements, First Data provides various administrative and accounting services to the Funds including performing the calculations necessary to determine the net asset value per share and dividends of each class of the Funds, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds. For the services rendered pursuant to the administration and co-administration agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to .10% of each Fund's average daily net assets.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund Trust paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Government Money Market Fund -- .08%, Nations Tax Exempt Fund -- .08%, Nations Value Fund --
 .10%, Nations Capital Growth Fund -- .10%, Nations Emerging Growth Fund -- .10%, Nations Disciplined Equity Fund -- .10%, Nations Managed Index Fund -- .10%, Nations Managed SmallCap Index Fund -- .10%, Nations Managed Value Index Fund --
 .10%, Nations Managed SmallCap Value Index Fund -- .10%, Nations Balanced Assets Fund -- .10%, Nations Short-Intermediate Government Fund -- .10%, Nations Short-Term Income Fund -- .10%, Nations Diversified Income Fund -- .10% and Nations Strategic Fixed Income Fund -- .10%, Nations U.S. Government Bond Fund -- .10% and Nations Equity Index Fund -- .10%.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund, Inc. paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Prime Fund -- .08%, Nations Treasury Fund -- .08%, Nations Equity Income Fund -- .10%, Nations International Equity Fund -- .10% and Nations Government Securities Fund --
 .10%, Nations International Growth Fund -- .10% and Nations Small Company Growth Fund -- .10%.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Portfolios paid its administrators combined fees at the rates of the following Funds' average daily net assets: Nations Emerging Markets Fund --
 .10%, and Nations Pacific Growth Fund -- .10%.

NBAI serves as sub-administrator for Nations Funds pursuant to sub-administration agreements. Pursuant to the terms of the sub-administration agreements, NBAI assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NBAI shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.

Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer. Nations Funds has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to Institutions which assist customers in purchasing Primary B Shares of the Funds.

The Bank of New York ("BONY" or the "Custodian"), located at 90 Washington Street, New York, New York 10286, provides custodial services for the assets of all Nations Funds, except the International Funds. In return for providing custodial services to the Nations Funds Family, BONY is entitled to receive, in addition to out-of-pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations Funds' Non-Money Market Funds up to $10 billion; and (ii) 1/2 of one basis point on the excess, including all Nations Funds' Money Market Funds.

BONY, located at Avenue des Arts, 35 1040 Brussels, Belgium, provides custodial services for the assets of the International Funds.

First Data serves as transfer agent (the "Transfer Agent") for the Funds' Primary Shares. NationsBank also serves as the sub-transfer agent for each Fund's Primary Shares and is entitled to receive an annual fee of $251,000 from First Data for performing such services.

PricewaterhouseCoopers LLP serves as independent accountants to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.

Expenses: The accrued expenses of each Fund are deducted from the Fund's total accrued income before dividends are declared. These expenses include, but are not limited to: fees paid to the Adviser, Stephens and First Data; taxes; interest; fees (including fees paid to Nations Funds' Directors, Trustees and officers); federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodians and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses, which are not expressly assumed by the Adviser, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Primary B Shares also bear certain shareholder servicing and shareholder administration costs. Any general expenses of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios or in such other manner as the Board of Trustees or the relevant Board of Directors deems appropriate.

Organization And History

The Funds are members of the Nations Funds Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Institutional Reserves, Nations Annuity Trust and Nations LifeGoal Funds, Inc. The Nations Funds Family currently has more than 60 distinct investment portfolios and total assets in excess of $40 billion.

Nations Fund Trust: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. Nations Fund Trust's fiscal year end is March 31; prior to 1996, Nations Fund Trust's fiscal year end was November 30. The Money Market Funds currently offer six classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares, Investor C Shares and Daily Shares. The Non-Money Market Funds currently offer five classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares and Investor C Shares. Certain funds, however, do not offer shares in every class. This Prospectus relates only to the Primary B Shares of the following Funds of Nations Fund Trust: Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Equity Index Fund, Nations Balanced Assets Fund, Nations Government Money Market Fund, Nations Tax Exempt Fund, Nations Managed Index Fund, Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund, Nations Managed SmallCap Value Index Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Funds at 1-800-621-2192.

Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the SAI for examples of when the 1940 Act requires voting by fund.

As of August 1, 1998, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and, therefore, could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI.

Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

Nations Fund, Inc.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. Nations Fund, Inc.'s fiscal year end is March 31; prior to 1996, Nations Fund, Inc.'s fiscal year end was May 31. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 460,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Primary B Shares of the following Funds of Nations Fund, Inc.: Nations Equity
Income Fund,  Nations Prime Fund,  Nations Treasury Fund,  Nations Small Company
Growth Fund, Nations U.S. Government Bond Fund, Nations International Equity Fund, Nations International Growth Fund and Nations Government Securities Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Funds at 1-800-621-2192.

Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.

As of August 1, 1998, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

Nations Portfolios: Nations Portfolios was incorporated in Maryland on January 23, 1995. Nations Portfolios' fiscal year end is March 31. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 150,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Primary B Shares of the following Funds of Nations Portfolios: Nations Emerging Markets Fund and Nations Pacific Growth Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Funds at 1-800-621-2192.

Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable.

As of August 1, 1998, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Portfolios and, therefore, could be considered to be a controlling person of Nations Portfolios for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.


Because this Prospectus combines disclosure on three separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning another investment company. Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

How To Buy Shares

There is a minimum initial investment of $1,000 for each record holder; there is no minimum subsequent investment.

Primary B Shares may be purchased through banks, broker/ dealers or other financial institutions (including certain affiliates of NationsBank) ("Institutions") that have entered into a shareholder administration agreement (an "Administration Agreement") or a shareholder servicing agreement (a "Servicing Agreement") with Nations Funds and/or a selling agreement with Stephens.

The Funds reserve the right, in their discretion, to make Primary B Shares available to other categories of investors, including those who become eligible in connection with a merger or reorganization.

Primary B Shares are sold at net asset value without the imposition of a sales charge, according to procedures established by the Institution. Institutions, acting on behalf of their customers ("Customers") may establish certain procedures for processing Customers' purchase orders and may charge their Customers for services provided in connection with the purchase of shares.

Purchases of Money Market Funds may be effected on days on which the Federal Reserve Bank of New York is open for business (a "Bank Business Day"). Purchases of the Non-Money Market Funds may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (an "Exchange Business Day"). Unless otherwise specified, the term "Business Day" in this Prospectus refers to a Bank Business Day with respect to a Money Market Fund, and a Exchange Business Day with respect to a Non-Money Market Fund.

Pursuant to the Administration and Servicing Agreements, Institutions will provide various shareholder services for their Customers that own Primary B Shares. From time to time, Nations Funds may voluntarily reduce the maximum fees payable for shareholder services.

Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Primary B Shares is recorded on the books of the Funds, and share certificates are not issued. It is the responsibility of Institutions, when applicable, to record beneficial ownership of Primary B Shares and to reflect such ownership in the account statements provided to their Customers.

Effective Time of Purchases -- Money Market Funds:
Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by Stephens, the Transfer Agent or by their respective agents. A purchase order must be received by Stephens, the Transfer Agent or by their respective agents by 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund). A purchase order received after such time will not be accepted; notice thereof will be given to the Institution or investor placing the order, and any funds received will be returned promptly to the sending Institution. If federal funds are not available by 4:00 p.m., Eastern time, the order will be canceled. Primary B Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens, the Transfer Agent or their respective agents.

Effective Time of Purchases -- Non-Money Market Funds: Purchase orders for Primary B Shares in the Non-Money Market Funds which are received by Stephens, the Transfer Agent or their respective agents before the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day. In the event that the Exchange closes early, purchase orders received prior to closing will be priced as of the time the Exchange closes and purchase orders received after the Exchange closes will be deemed received on the next Business Day and priced according to the net asset value determined on the next Business Day. Purchase orders are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Fund's Custodian. Such payment must be received no later than 4:00 p.m., Eastern time, by the third Business Day following the receipt of the order, as determined above. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Institution placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution or investor.

Primary B Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens, the Transfer Agent or their respective agents. Institutions are responsible for transmitting orders for purchases of Primary B Shares by their Customers, and for delivering required funds, on a timely basis. It is the responsibility of Stephens to transmit orders it receives to Nations Funds. Institutions should be aware that during periods of significant economic or market change, telephone transactions may be difficult to complete.


     How To Redeem Shares

With respect to the Money Market Funds, redemption orders must be received on a Business Day before 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), and payment will normally be wired the same day to the Institution or investor. Nations Funds reserves the right to wire redemption proceeds within three Business Days after receiving a redemption order if, in the judgment of the Adviser, an earlier payment could adversely impact a Fund. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. Redemption orders will not be accepted by Stephens, the Transfer Agent or by their respective agents after 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), for execution on that Business Day.

Redemption orders for Primary B Shares of the Non-Money Market Funds which are received by Stephens, the Transfer Agent or their respective agents before the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value next determined after acceptance of the order. In the event that the Exchange closes early, redemption orders received prior to closing will be priced as of the time the Exchange closes and redemption orders received after the Exchange closes will be deemed received on the next Business Day and priced according to the net asset value determined on the next Business Day.

Redemption proceeds are normally remitted in federal funds wired to the redeeming Institution within three Business Days following receipt of the order.

Institutions are responsible for transmitting redemption orders to Stephens, the Transfer Agent or by their respective agents and for crediting their Customers' accounts with the redemption proceeds on a timely basis. It is the responsibility of Stephens to transmit orders it receives to Nations Funds. No charge for wiring redemption payments is imposed by Nations Funds, although Institutions may charge their Customer accounts for these or other services provided in connection with the redemption of Primary B Shares and may establish additional procedures. Information concerning any charges or procedures is available from the Institutions. Redemption orders are effected at the net asset value per share next determined after acceptance of the order by Stephens, the Transfer Agent or by their respective agents.

Nations Funds may redeem a shareholder's Primary B Shares if the balance in such shareholder's account drops below $500 as a result of redemptions, and the shareholder does not increase his or her balance to at least $500 on 60 days' written notice. Share balances may also be redeemed at the direction of an Institution pursuant to arrangements between the Institution and its customers. Nations Funds also may redeem shares involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

 How To Exchange Shares

The exchange feature enables a shareholder of Primary B Shares of a Fund to acquire Primary B Shares of another Nations Fund when that shareholder believes that a shift between Funds is an appropriate investment decision. An exchange of Primary B Shares for Primary B Shares of another fund is made on the basis of the next calculated net asset value per share of each fund after the exchange order is received.

Primary B Shares may be exchanged by directing a request directly to the Institution, if any, through which the original Primary B Shares were purchased or in other cases Stephens, the Transfer Agent or their respective agents. Investors should consult their Institution, Stephens, or the Transfer Agent for further information regarding exchanges. Your exchange feature may be governed by your account agreement with your Institution.

The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.

The current prospectus for each Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.

Nations Funds and Stephens reserve the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shareholders should consider communicating their exchange requests by mail.

Provided your Institution allows telephone exchanges, during periods of significant economic or market change, such telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing your request directly to the Institution through which the original shares were purchased. Investors should consult their Institution or Stephens for further information regarding exchanges.

Primary B Shares may be exchanged by directing a request directly to the Institution through which the original Primary B Shares were purchased or in some cases Stephens or the Transfer Agent. Investors should consult their Institution or Stephens for further information regarding exchanges. Your exchange feature may be governed by your account agreement with your Institution.

 Shareholder Servicing Arrangements

The Money Market Funds have adopted a Shareholder Servicing Plan (the "Servicing Plan") pursuant to which Primary B Shares are sold through Institutions which enter into Servicing Agreements with Nations Funds. The Servicing Agreements require Institutions to provide shareholder services to their Customers who from time to time beneficially own Primary B Shares in return for payment by the Fund at a rate not exceeding .25% (on an annualized basis) of the average daily net asset value of the Primary B Shares beneficially owned by Customers with whom the Institutions have a servicing relationship. Holders of Primary B Shares will bear all fees paid to Institutions under the Servicing Plan.

Such shareholder services supplement the services provided by Stephens, First Data and the Transfer Agent to shareholders of record. The shareholder services provided by Institutions may include general shareholder liaison services; processing purchase, exchange, and redemption requests from Customers and placing orders with Stephens or the Transfer Agent; processing dividend and distribution payments from the Funds on behalf of Customers; providing information periodically to Customers showing their positions in Primary B Shares; providing sub-accounting with respect to Primary B Shares beneficially owned by Customers or the information necessary for sub-accounting; responding to inquiries from Customers concerning their investment in Primary B Shares; arranging for bank wires; and providing such other similar services as may be reasonably requested.

The Non-Money Market Funds have adopted a Shareholder Administration Plan (the "Administration Plan") pursuant to which Institutions provide shareholder administration services to their Customers who from time to time beneficially own Primary B Shares. Payments under the Administration Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed .60% of the average daily net asset value of the Primary B Shares beneficially owned by Customers with whom the Institutions have a servicing relationship. Additionally, in no event may the portion of the shareholder administration fee that constitutes a "service fee," as that term is defined in Article III, Section 26(b)(9) of the Rules of Fair Practice of the NASD, exceed .25% of the average daily net asset value of such Primary B Shares of a Fund. Holders of Primary B Shares will bear all fees paid to Institutions under the Administration Plan.

Such shareholder administration services supplement the services provided by Stephens, First Data and the Transfer Agent to shareholders of record. The shareholder administration services provided by Institutions may include: (i) aggregating and processing purchase and redemption requests for Primary B Shares from Customers and transmitting promptly net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Primary B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) pro-viding information periodically to Customers showing their positions in Primary B Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in Primary B Shares; (vii) providing sub-accounting with respect to Primary B Shares beneficially owned by Customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Administration Agreement; (x) employee benefit plan recordkeeping, administration, custody and trustee services; (xi) general shareholder liaison services; and (xii) providing such other similar services as may be reasonably requested.

Nations Funds may suspend or reduce payments under the Servicing or Administration Plan at any time, and payments are subject to the continuation of the Servicing or Administration Plan described above and the terms of the Servicing or Administration Agreement ,as the case may be, between Institutions and Nations Funds. See the SAI for more details on the Servicing or Administration Plan.The Administration Plan also provides that, to the extent any portion of the fees payable under the Administration Plan is deemed to be for services primarily intended to result in the sale of Fund shares, such fees are deemed approved and may be paid under the Administration Plan.

Nations Funds understands that Institutions may charge fees to their Customers who are the owners of Primary B Shares in connection with their Customers' accounts. These fees would be in addition to any amounts which may be received by an Institution under its Servicing or Administration Agreement with Nations Funds. The Servicing or Administration Agreement requires an Institution to disclose to its Customers any compensation payable to the Institution by Nations Funds and any other compensation payable by the Customers in connection with the investment of their assets in Primary B Shares. Customers of Institutions should read this Prospectus in light of the terms governing their accounts with their Institutions.

The Adviser may also put out of its own assets amounts to Stephens or other broker/dealers in connection with the provision of administrative and/or distribution related services to shareholders.

In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.

Conflict of interest restrictions may apply to the receipt by Institutions of compensation from Nations Funds in connection with the investment of fiduciary assets in Primary B Shares. Institutions, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal advisers before investing such assets in Primary B Shares.

     How The Funds Value Their Shares

The net asset value of a share of each class is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares of the Money Market Funds are valued as of 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), each Bank Business Day. Shares of the Non-Money Market Funds are valued as of the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. In the event that the Exchange closes early, shares of the Non-Money Market Funds will be priced as of the time the Exchange closes. Currently, the days on which the Federal Reserve Bank of New York is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The assets in the Money Market Funds are valued based upon the amortized cost method. Although Nations Funds seeks to maintain the net asset value per share of these Funds at $1.00, there can be no assurance that their net asset value per share will not vary.

With respect to the Non-Money Market Funds, portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees or Directors.

     How Dividends And Distributions Are Made; Tax Information

Money Market Funds: Dividends from net investment income for each of the Money Market Funds are declared daily at 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), on the day of declaration. Primary B Shares begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (e.g., the settlement date). Dividends are paid within five Business Days after the end of each month. Dividends are paid in the form of additional Primary B Shares of the same Fund unless the Customer has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Funds' Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends are paid in cash within five Business Days after a shareholder's complete redemption of his or her Primary B Shares in a Fund. To the extent that there are any net realized short-term capital gains, they will be paid at least annually.

Non-Money Market Funds: Dividends from net investment income are declared daily and paid monthly by the Bond Funds. Dividends from net investment income are also declared and paid monthly by Nations Capital Growth Fund, Nations Disciplined Equity Fund, Nations Equity Income Fund, Nations Managed Index Fund, Nations Value Fund and Nations Small Company Growth Fund. Dividends from net investment income are declared and paid annually by Nations International Growth Fund. Dividends from net investment income are declared and paid each calendar quarter by all other Equity Funds, Index Funds and the Balanced Fund. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.

Primary B Shares of the Bond Funds are eligible to begin earning dividends that are declared on the day the purchase order is executed and continue to be eligible for dividends through and including the day before the redemption order is executed. Primary B Shares of the Equity Funds, Index Funds and the Balanced Fund are eligible to receive dividends when declared, provided however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed.

The net asset value of Primary B Shares will be reduced by the amount of any dividend or distribution. Accordingly, dividends and distributions on newly purchased shares represent, in substance, a return of capital. Dividends and distributions are paid in cash within five Business Days of the end of the month, quarter or year to which the payment relates. However, such dividends and distributions would nevertheless be taxable. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his or her Primary B Shares in a Fund. Each Fund's net investment income available for distribution to the holders of Primary B Shares will be reduced by the amount of administration fees payable to Institutions under the Administration Agreements.

Tax Information: Each Fund intends to continue to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income tax to the extent its earnings are distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its net investment income each taxable year. Except as provided below, such distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss generally will be taxable as ordinary income to shareholders, whether such income is received in cash or reinvested in additional shares.

Corporate shareholders in the Funds may be entitled to the dividends-received deduction for distributions from those Funds investing in the stock of domestic corporations to the extent of the total qualifying dividends received by the distributing Fund.

Substantially all of the net realized long-term capital gains of the Funds, if any, will be distributed at least annually to such Funds' shareholders. The Funds generally will have no tax liability with respect to such gains, and the distributions will be taxable to such shareholders as net capital gain, regardless of how long the shareholders have held such Funds' shares and whether such distributions are received in cash or reinvested in additional shares. Noncorporate shareholders may be taxed on such distributions at preferential rates.

Portions of Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund's investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally, if more than 50% of the value of the total assets of each Fund consists of securities it may elect to "pass through" to its shareholders these foreign taxes, if any. Upon such an election, each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income tax for such amount.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and distributions paid during the prior year.

Dividends and distributions declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends and distributions are actually paid during January of the following year.

Federal law requires Nations Funds to withhold 31% from any distributions (other than exempt-interest dividends) paid by Nations Funds and/or redemptions (including exchanges and redemptions in-kind) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply. If the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding, the Fund is required by the Internal Revenue Service to withhold 31% of any dividend (other than exempt-interest dividends) and/or redemption (including exchange redemptions). Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold tax on dividends paid to certain foreign shareholders.

Nations Tax Exempt Fund: As a regulated investment company, the Nations Tax Exempt Fund is permitted to pass through to its shareholders tax-exempt income ("exempt-interest dividends") subject to certain requirements which the Fund intends to satisfy. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their Federal gross income under Section 103(a) of the Code unless, under the circumstances applicable to the particular shareholder, the exclusion would be disallowed. (See Nations Funds' SAI under "Additional Information Concerning Taxes.") Distributions of net investment income by Nations Tax Exempt Fund may be taxable to investors under state or local law even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospec-tus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning, investors should consult their tax advisors with respect to their specific tax situations as well as with respect to foreign, state and local taxes. Further tax information is contained in the SAI.


     Financial Highlights

The following financial information has been derived from the audited financial statements of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. PricewaterhouseCoopers LLP is the independent accountant to Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. The reports of PricewaterhouseCoopers LLP for the most recent fiscal period of Nations Fund Trust, Nations Fund, Inc., and Nations Portfolios accompany the financial statements for such period and are incorporated by reference in the SAI, which is available upon request. For more information see "Organization and History." Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Funds' independent accountant.

FOR A PRIMARY B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Prime Fund


                                                                                YEAR        YEAR
                                                                               ENDED       ENDED
Primary B Shares                                                             03/31/98     03/31/97
Operating performance:
Net asset value, beginning of period                                          $ 1.00       $  1.00
Net investment income                                                         0.0522        0.0495
Distributions:
Dividends from net investment income                                         (0.0522)      (0.0495)
Total dividends and distributions                                            (0.0522)      (0.0495)
Net asset value, end of period                                                $ 1.00       $  1.00
Total return++                                                                  5.34%         5.05%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                         $ 8,132      $184,021
Ratio of operating expenses to average net assets                               0.55%         0.55%
Ratio of net investment income to average net assets                            5.23%         4.96%
Ratio of operating expenses to average net assets without waivers and/or
 reimbursements                                                                 0.60%         0.60%



                                                                               PERIOD        PERIOD
                                                                               ENDED         ENDED
Primary B Shares                                                            03/31/96(a)     5/31/95*
Operating performance:
Net asset value, beginning of period                                          $ 1.00        $ 1.00
Net investment income                                                         0.0447        0.0474
Distributions:
Dividends from net investment income                                         (0.0447)      (0.0474)
Total dividends and distributions                                            (0.0447)      (0.0474)
Net asset value, end of period                                                $ 1.00        $ 1.00
Total return++                                                                  4.57%         4.84%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                         $96,305      $126,120
Ratio of operating expenses to average net assets                               0.55%+        0.55%+
Ratio of net investment income to average net assets                            5.37%+        4.98%+
Ratio of operating expenses to average net assets without waivers and/or
 reimbursements                                                                 0.62%+        0.63%+


*   Nations Prime Fund Primary B Shares commenced operations on June 16, 1994.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charge.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

FOR A PRIMARY B SHARE OUTSTANDING THROUGH EACH PERIOD

Nations Treasury Fund




                                                                                YEAR         YEAR          PERIOD          PERIOD
                                                                                ENDED        ENDED         ENDED           ENDED
Primary B Shares                                                              03/31/98     03/31/97     03/31/96(a)      05/31/95*
Operating performance:
Net asset value, beginning of period                                           $ 1.00       $ 1.00       $ 1.00          $ 1.00
Net investment income                                                          0.0506       0.0484       0.0437          0.0449
Distributions:
Dividends from net investment income                                          (0.0506)     (0.0484)     (0.0437)#       (0.0449)#
Total dividends and distributions                                             (0.0506)     (0.0484)     (0.0437)        (0.0449)
Net asset value, end of period                                                 $ 1.00       $ 1.00       $ 1.00          $ 1.00
Total return++                                                                   5.18%       4.96%         4.46%           4.56%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                          $11,764      $55,170      $47,488         $56,815
Ratio of operating expenses to average net assets                                0.55%        0.55%        0.55%+          0.55%+
Ratio of net investment income to average net assets                             5.06%        4.84%        5.27%+          4.74%+
Ratio of operating expenses to average net assets without waivers and/or
 reimbursements                                                                  0.60%        0.60%        0.62%+          0.60%+


*   Nations  Treasury  Fund Primary B Shares  commenced  operations  on June 16,
    1994.
+   Annualized.

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charge.

# Amount includes distributions from net realized gains of less than $0.0001 per share.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

FOR A PRIMARY B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Government Money Market Fund

                                                              YEAR         YEAR         PERIOD         YEAR          PERIOD
                                                             ENDED        ENDED         ENDED          ENDED         ENDED
Primary B Shares                                            03/31/98     03/31/97     03/31/96(a)     11/30/95     11/30/94*
Operating performance:
Net asset value, beginning of period                        $ 1.00       $ 1.00        $ 1.00          $ 1.00       $ 1.00
Net investment income                                       0.0499       0.0478        0.0165          0.0533       0.0200
Distributions:
Dividends from net investment income                       (0.0499)     (0.0478)      (0.0165)        (0.0533)     (0.0200)#
Total dividends and distributions                          (0.0499)     (0.0478)      (0.0165)        (0.0533)     (0.0200)
Net asset value, end of period                              $ 1.00       $ 1.00        $ 1.00          $ 1.00       $ 1.00
Total return++                                                5.12%        4.93%         1.66%           5.45%        2.02%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $ 1,812      $19,450       $31,581         $27,122      $72,747
Ratio of operating expenses to average net assets             0.55%        0.55%         0.55%+          0.55%        0.55%+
Ratio of net investment income to average net assets          5.00%        4.78%        4.95%+          5.33%        3.54%+
Ratio of operating expenses to average net assets without
 waivers and/or expense reimbursements                        0.84%        0.82%        0.84%+          0.82%        0.84%+


* Nations Government Money Market Fund Primary B Shares commenced operations on June 16, 1994.
+   Annualized.

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

# Amount includes distributions from net realized gains of less than $0.0001 per share.

(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY B SHARE OUTSTANDING THROUGH EACH PERIOD

Nations Tax Exempt Fund

                                                                YEAR        YEAR           PERIOD        YEAR           PERIOD
                                                               ENDED        ENDED         ENDED          ENDED         ENDED
Primary B Shares                                             03/31/98     03/31/97     03/31/96(a)     11/30/95      11/30/94*
Operating performance:
Net asset value, beginning of period                        $ 1.00       $ 1.00       $ 1.00          $ 1.00       $ 1.00
Net investment income                                       0.0320       0.0300       0.0104          0.0335       0.0116
Distributions:
Dividends from net investment income                       (0.0320)     (0.0300)     (0.0104)        (0.0335)     (0.0116)
Total dividends and distributions                          (0.0320)     (0.0300)     (0.0104)        (0.0335)     (0.0116)
Net asset value, end of period                              $ 1.00       $ 1.00       $ 1.00          $ 1.00       $ 1.00
Total return++                                                3.22%        3.04%        1.04%           3.39%        1.17%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $ 8,726      $13,151      $ 9,370         $11,666      $18,207
Ratio of operating expenses to average net assets             0.55%        0.55%        0.55%+          0.55%        0.52%+
Ratio of net investment income to average net assets          3.18%        3.00%        3.10%+          3.37%        2.34%+
Ratio of operating expenses to average net assets without
 waivers                                                      0.81%        0.80%        0.83%+          0.82%        0.84%+



*   Nations Tax Exempt Fund Primary B Shares  commenced  operations  on June 16,
    1994.

+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Value Fund



                                                                                         YEAR            PERIOD
                                                                                        ENDED             ENDED
Primary B Shares                                                                      03/31/98#         03/31/97*
Operating performance:
Net asset value, beginning of period                                                  $ 17.87          $ 17.19
Net investment income                                                                    0.11             0.14
Net realized and unrealized gain/(loss) on investments                                   6.01             2.10
Net increase/(decrease) in net asset value from operations                               6.12             2.24
Distributions:
Dividends from net investment income                                                   ( 0.07)          ( 0.14)
Distributions from net realized capital gains                                          ( 3.94)          ( 1.42)
Total dividends and distributions                                                      ( 4.01)          ( 1.56)
Net asset value, end of period                                                        $ 19.98          $ 17.87
Total return++                                                                          38.09%           13.20%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                   $    0(b)       $27,586
Ratio of operating expenses to average net assets                                        1.45%(a)         1.47%+(a)
Ratio of net investment income to average net assets                                     0.54%            1.01%+
Portfolio turnover rate                                                                    79%              47%
Ratio of operating expenses to average net assets without waivers and/or expense         1.45%(a)         1.47%+(a)
  reimbursements

*   Nations Value Fund Primary B Shares commenced operations on June 28, 1996.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average share method.
(a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursments, was less than 0.01%.
(b) Amount represents less than $1,000.

FOR A PRIMARY B SHARE OUTSTANDING THROUGH EACH PERIOD

Nations Equity Income Fund


                                                                                         YEAR           PERIOD
                                                                                        ENDED            ENDED
Primary B Shares                                                                      03/31/98#        03/31/97*
Operating performance:
Net asset value, beginning of period                                                  $ 12.30          $ 13.50
Net investment income                                                                    0.24             0.25
Net realized and unrealized gain on investments                                          3.75             1.21
Net increase in net asset value from operations                                          3.99             1.46
Distributions:
Dividends from net investment income                                                   ( 0.19)          ( 0.25)
Distributions from net realized capital gains                                          ( 2.16)          ( 2.41)
Total dividends and distributions                                                      ( 2.35)          ( 2.66)
Net asset value, end of period                                                        $ 13.94          $ 12.30
Total return++                                                                          36.36%           11.17%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                  $     0(b)       $ 6,484
Ratio of operating expenses to average net assets                                        1.36%(a)         1.41%+(a)
Ratio of net investment income to average net assets                                     1.72%            2.59%+
Portfolio turnover rate                                                                    74%             102%
Ratio of operating expenses to average net assets without waivers and/or expense         1.36%(a)         1.41%+(a)
  reimbursements



* Nations Equity Income Fund Primary B Shares commenced operations on June 28, 1996.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average share method.
(a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursments, was less than 0.01%.
(b) Amount represents less than $1,000.

FOR A PRIMARY B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Emerging Growth Fund


                                                                                         YEAR            PERIOD
                                                                                        ENDED             ENDED
Primary B Shares                                                                      03/31/98#        03/31/97*#
Operating performance:
Net asset value, beginning of period                                                  $ 12.81          $ 15.08
Net investment income/(loss)                                                            (0.15)           (0.08)
Net realized and unrealized gain/(loss) on investments                                   5.54            (0.85)
Net increase/(decrease) in net asset value from operations                               5.39            (0.93)
Distributions:
Distributions from net realized capital gains                                           (1.79)           (1.34)
Total dividends and distributions                                                       (1.79)           (1.34)
Net asset value, end of period                                                        $ 16.41          $ 12.81
Total return++                                                                          44.33%           (6.80)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                   $   23           $2,897
Ratio of operating expenses to average net assets                                        1.48%(a)         1.48%+(a)
Ratio of operating expenses to average net assets including interest expense             1.49%             N/A
Ratio of net investment income/(loss) to average net assets                             (0.92)%         (0.76)%+
Portfolio turnover rate                                                                    76%              93%
Ratio of operating expenses to average net assets without waivers and/or expense         1.48%(a)         1.48%+(a)
  reimbursements



* Nations Emerging Growth Fund Primary B Shares commenced operations on June 28, 1996.

+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

# Pershare net investment income has been calculated using the monthly average share method.
(a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

FOR A PRIMARY B SHARE OUTSTANDING THROUGH EACH PERIOD

Nations Disciplined Equity Fund


                                                                                        YEAR               PERIOD
                                                                                       ENDED                ENDED
Primary B Shares                                                                     03/31/98#            03/31/97*
Operating performance:
Net asset value, beginning of period                                                  $ 18.47               $ 17.84
Net investment income/(loss)                                                            (0.03)                 0.03
Net realized and unrealized gain/(loss) on investments                                   7.96                  2.15
Net increase/(decrease) in net asset value from operations                               7.93                  2.18
Distributions:
Dividends from net investment income                                                       --                 (0.04)
Distributions from net realized capital gains                                           (4.23)                (1.51)
Return of capital                                                                          --                   --
Total dividends and distributions                                                       (4.23)                (1.55)
Net asset value, end of period                                                        $ 22.17               $ 18.47
Total return++                                                                          48.44%                12.13%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                  $     0(c)             $1,121
Ratio of operating expenses to average net assets                                        1.48%(a)(b)           1.54%+(a)
Ratio of net investment income/(loss) to average net assets                             (0.13%)                0.20%+
Portfolio turnover rate                                                                    79%                  120%
Ratio of operating expenses to average net assets without waivers and/or expense         1.48%(a)(b)           1.54%+
  reimbursements



* Nations Disciplined Equity Fund Primary B Shares commenced operations on June 28, 1996.

+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

# Per share net investment income has been calculated using the monthly average share method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(c) Amount represents less than $1,000.

FOR A PRIMARY B SHARE OUTSTANDING THROUGHOUT EACH PERIOD


Nations Capital Growth Fund



                                                                                         YEAR                 PERIOD
                                                                                        ENDED                 ENDED
Primary B Shares                                                                      03/31/98#            03/31/97*#
Operating performance:
Net asset value, beginning of period                                                  $ 11.68               $ 13.96
Net investment income/(loss)                                                            (0.05)                (0.01)
Net realized and unrealized gain on investments                                          5.25                  1.12
Net increase in net asset value from operations                                          5.20                  1.11
Distributions:
Dividends from net investment income                                                       --                    --
Distributions from net realized capital gains                                           (3.68)                (3.39)
Total dividends and distributions                                                       (3.68)                (3.39)
Net asset value, end of period                                                         $ 13.20              $ 11.68
Total return++                                                                          52.99%                 7.07%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                   $  271               $12,367
Ratio of operating expenses to average net assets                                        1.45%(a)(b)           1.46%+(b)
Ratio of net investment income/(loss) to average net assets                             (0.37)%               (0.11)%+
Portfolio turnover rate                                                                   113%                   75%
Ratio of operating expenses to average net assets without waivers and/or expense         1.45%(a)              1.46%+
  reimbursements



* Nations Capital Growth Fund Primary B Shares commenced operations on June 28, 1996.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average share method.
(a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR A PRIMARY B SHARE OUTSTANDING THROUGH EACH PERIOD

Nations International Equity Fund



                                                                                        YEAR               PERIOD
                                                                                        ENDED              ENDED
Primary B Shares                                                                     03/31/98#          03/31/97*#
Operating performance:
Net asset value, beginning of period                                                  $ 13.11          $ 13.65
Net investment income/(loss)                                                             0.04             0.01
Net realized and unrealized gain/(loss) on investments                                   1.91            (0.09)(a)
Net increase/(decrease) in net asset value from operations                               1.95            (0.08)
Distributions:
Dividends from net investment income                                                    (0.08)           (0.01)
Distributions in excess of net investment income                                        (0.02)           (0.00)**
Distributions from net realized capital gains                                           (0.16)           (0.42)
Distributions in excess of net realized capital gains                                      --            (0.03)
Total dividends and distributions                                                       (0.26)           (0.46)
Net asset value, end of period                                                        $ 14.80          $ 13.11
Total return++                                                                          15.09%           (0.66)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                  $    25           $5,526
Ratio of operating expenses to average net assets                                        1.64%            1.66%+
Ratio of net investment income/(loss) to average net assets                              0.26%            0.12%+
Portfolio turnover rate                                                                    64%              36%
Ratio of operating expenses to average net assets without waivers and/or expense         1.64%            1.66%+
  reimbursements



* Nations International Equity Fund Primary B Shares commenced operations on June 28, 1996.

**  Amount represents less than $0.01 per share.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

# Per share net investment income/(loss) has been calculated using the monthly average share method.
(a) The amount shown at the caption for each share outstanding throughout the period may not accord with the net realized and unrealized gain/ (loss) for the period because of the timing of purchase and withdrawals of shares in relation to the fluctuating market value of the portfolio.

FOR A PRIMARY B SHARE OUTSTANDING THROUGHOUT EACH PERIOD


Nations Emerging Markets Fund


                                                                                          YEAR            PERIOD
                                                                                         ENDED            ENDED
Primary B Shares                                                                       03/31/98#        03/31/97*
Operating performance:
Net asset value, beginning of period                                                  $ 11.40          $ 10.71
Net investment income/(loss)                                                            (0.02)           (0.04)
Net realized and unrealized gain/(loss) on investments                                  (0.75)            0.82
Net increase/(decrease) in net asset value from operations                              (0.77)            0.78
Distributions:
Dividends from net investment income                                                    (0.06)           (0.01)
Distributions in excess of net investment income                                           --            (0.02)
Distributions from net realized capital gains                                              --            (0.06)
Total dividends and distributions                                                       (0.06)           (0.09)
Net asset value, end of period                                                        $ 10.57          $ 11.40
Total return++                                                                          (6.80)%           7.34%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                  $    37          $   301
Ratio of operating expenses to average net assets                                        2.07%            2.24%+
Ratio of net investment income/(loss) to average net assets                             (0.14)%         (0.37)%+
Portfolio turnover rate                                                                    63%              31%



* Nations Emerging Markets Fund Primary B Shares commenced operations on June 28, 1996.

+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

# Per share net investment income/(loss) has been calculated using the monthly average share method.


FOR A PRIMARY B SHARE OUTSTANDING THROUGH EACH PERIOD


Nations Pacific Growth Fund



                                                                                      YEAR                PERIOD
                                                                                     ENDED                 ENDED
Primary B Shares                                                                   03/31/98#              03/31/97*
Operating performance:
Net asset value, beginning of period                                                  $ 10.39               $ 10.34
Net investment income/(loss)                                                             0.05                  0.01
Net realized and unrealized gains/(loss) on investments                                 (3.01)                 0.07
Net increase/(decrease) in net asset value from operations                              (2.96)                 0.08
Distributions:
Dividends from net investment income                                                    (0.12)                (0.02)
Distributions in excess of net investment income                                           --                 (0.01)
Total dividends and distributions                                                       (0.12)                (0.03)
Net asset value, end of period                                                        $  7.31               $ 10.39
Total return++                                                                         (28.77)%                0.75%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                  $    27               $   618
Ratio of operating expenses to average net assets                                        1.87%                 1.92%+
Ratio of net investment income/(loss) to average net assets                              0.44%                (0.11)%+
Portfolio turnover rate                                                                   123%                   78%



* Nations Pacific Growth Fund Primary B Shares commenced operations on June 28, 1996.

+ Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

# Per share net investment income/(loss) has been calculated using the monthly average share method.

FOR A PRIMARY B SHARE OUTSTANDING THROUGHOUT EACH PERIOD


Nations Equity Index Fund



                                                                                    YEAR            PERIOD
                                                                                   ENDED             ENDED
Primary B Shares                                                                 03/31/98#         03/31/97*
Operating performance:
Net asset value, beginning of period                                              $ 15.89          $ 14.13
Net investment income                                                                0.18             0.16
Net realized and unrealized gain/(loss) on investments                               7.12             1.80
Net increase in net asset value from operations                                      7.30             1.96
Distributions:
Dividends from net investment income                                               ( 0.14)          ( 0.15)
Distributions from net realized capital gains                                      ( 0.59)          ( 0.05)
Total dividends and distributions                                                  ( 0.73)          ( 0.20)
Net asset value, end of period                                                    $ 22.46          $ 15.89
Total return++                                                                      46.75%           13.93%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                              $   123          $ 5,505
Ratio of operating expenses to average net assets                                    0.85%(a)         0.85%+(a)
Ratio of operating expenses to average net assets including interest expense         0.86%              N/A
Ratio of net investment income to average net assets                                 0.89%            1.41%+
Portfolio turnover rate                                                                26%               5%
Ratio of operating expenses to average net assets without waivers and/or expense     1.16%(a)         1.20%+(a)
  reimbursements



* Nations Equity Index Fund Primary B Shares commenced operations on June 28, 1996.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average share method.
(a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.



FOR A PRIMARY B SHARE OUTSTANDING THROUGH EACH PERIOD


Nations Managed Index Fund


                                                                                      PERIOD
                                                                                       ENDED
Primary B Shares                                                                     03/31/98*
Operating performance:
Net asset value, beginning of period                                                $ 14.52
Net investment income                                                                  0.14
Net realized and unrealized gain on investments                                        2.73
Net increase in net asset value from operations                                        2.87
Distributions:
Dividends from net investment income                                                 ( 0.13)
Distributions from net realized capital gains                                        ( 0.15)
Total dividends and distributions                                                    ( 0.28)
Net asset value, end of period                                                      $ 17.11
Total return++                                                                        18.24%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                $     3
Ratio of operating expenses to average net assets                                      1.00%+(a)(b)
Ratio of net investment income to average net assets                                   0.76%+
Portfolio turnover rate                                                                  30%
Ratio of operating expenses to average net assets without waivers and/or expense       1.30%+(a)
  reimbursements



* Nations Managed Index Fund Primary B Shares commenced operations on September 4, 1997.

+   Annualized.

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR A PRIMARY B SHARE OUTSTANDING THROUGHOUT EACH PERIOD


Nations Managed SmallCap Index Fund



                                                                                     YEAR               PERIOD
                                                                                    ENDED                ENDED
Primary B Shares                                                                  03/31/98             03/31/97*
Operating performance:
Net asset value, beginning of period                                               $  9.83              $ 10.00
Net investment income                                                                 0.00                 0.02
Net realized and unrealized gain/(loss) on investments                                4.58                (0.17)
Net increase/(decrease) in net asset value from operations                            4.58                (0.15)
Distributions:
Dividends from net investment income                                                 (0.01)               (0.02)
Distributions from net realized capital gains                                        (0.31)                 --
Total dividends and distributions                                                    (0.32)               (0.02)
Net asset value, end of period                                                     $ 14.09              $  9.83
Total return++                                                                       47.04%               (1.51)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                               $   160              $    86
Ratio of operating expenses to average net assets                                     1.00%(a)(b)          1.00%+
Ratio of net investment income to average net assets                                  0.02%                0.55%+
Portfolio turnover rate                                                                 62%                  18%
Ratio of operating expenses to average net assets without waivers and/or expense      1.52%(a)             1.71%+
  reimbursements



* Nations Managed SmallCap Index Fund Primary B Shares commenced operations on October 15, 1996.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.



FOR A PRIMARY B SHARE OUTSTANDING THROUGH EACH PERIOD



Nations Balanced Assets Fund



                                                                                       YEAR               PERIOD
                                                                                      ENDED                ENDED
Primary B Shares                                                                    03/31/98            03/31/97*#
Operating performance:
Net asset value, beginning of period                                               $ 11.14               $ 11.87
Net investment income/(loss)                                                          0.23                  0.21
Net realized and unrealized gain/(loss) on investments                                2.70                  0.85
Net increase/(decrease) in net asset value from operations                            2.93                  1.06
Distributions:
Dividends from net investment income                                                ( 0.23)               ( 0.25)
Distributions from net realized capital gains                                       ( 2.34)               ( 1.54)
Total dividends and distributions                                                   ( 2.57)               ( 1.79)
Net asset value, end of period                                                     $ 11.50               $ 11.14
Total return ++                                                                      29.90%                 9.06%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                               $ 1,868               $ 5,537
Ratio of operating expenses to average net assets                                     1.58%(a)(b)           1.50%+(a)
Ratio of net investment income to average net assets                                  2.20%                 2.81%+
Portfolio turnover rate                                                                276%                  264%
Ratio of operating expenses to average net assets without waivers and/or expense      1.58%(a)              1.50%+(a)
  reimbursements



* Nations Balanced Assets Fund Primary B Shares commenced operations on June 28, 1996.

+  Annualized.

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR A PRIMARY B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Short-Intermediate Government Fund



                                                                                   YEAR         PERIOD
                                                                                  ENDED          ENDED
Primary B Shares                                                                 03/31/98      03/31/97*#
Operating performance:
Net asset value, beginning of period                                              $ 3.99      $   4.02
Net investment income                                                               0.21          0.16
Net realized and unrealized gain/(loss) on investments                              0.13         (0.03)
Net increase/(decrease) in net asset value from operations                          0.34          0.13
Distributions:
Dividends from net investment income                                               (0.21)        (0.16)
Distributions from net realized capital gains                                         --           --
Total dividends and distributions                                                  (0.21)        (0.16)
Net asset value, end of period                                                    $ 4.12      $   3.99
Total return ++                                                                     8.74%         3.31%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                              $  261      $ 16,980
Ratio of operating expenses to average net assets                                   0.96%         0.98%(a)(b)+
Ratio of net investment income to average net assets                                5.18%         5.38%+
Portfolio turnover rate                                                              538%          529%
Ratio of operating expenses to average net assets without waivers and/or expense    1.16%         1.18%(b)+
  reimbursements



* Nations Short-Intermediate Government Fund Primary B Shares commenced operations on June 28, 1996.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average share method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The effect of the credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements was less than 0.01%.


FOR A PRIMARY B SHARE OUTSTANDING THROUGH EACH PERIOD

Nations Government Securities Fund



                                                                                        YEAR              PERIOD
                                                                                       ENDED               ENDED
Primary B Shares                                                                     03/31/98            03/31/97*#
Operating performance:
Net asset value, beginning of period                                               $     9.39        $     9.51
Net investment income                                                                    0.51              0.40
Net realized and unrealized gain/(loss) on investments                                   0.51             (0.12)
Net increase/(decrease) in net asset value from operations                               1.02              0.28
Distributions:
Dividends from net investment income                                                    (0.51)            (0.40)
Distributions in excess of net investment income                                           --               --
Distributions in excess of net realized capital gains                                      --               --
Distributions from capital                                                                 --         $   (0.00)(a)
Total dividends and distributions                                                       (0.51)            (0.40)
Net asset value, end of period                                                     $     9.90         $    9.39
Total return++                                                                          11.23%             2.90%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                               $        0(d)      $     755
Ratio of operating expenses to average net assets                                        1.35%(b)(c)       1.30%+
Ratio of net investment income to average net assets                                     5.13%             5.78%+
Portfolio turnover rate                                                                   303%              468%
Ratio of operating expenses to average net assets without waivers and/or expense         1.49%(c)          1.44%+
  reimbursements



* Nations Government Securities Fund Primary B Shares commenced operations on June 28, 1996.

+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
# Per share investment income has been calculated using the monthly average share method.

(a) Amount represents less than $0.01.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The effect of the credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(d) Amount is less than $1,000.

FOR A PRIMARY B SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Nations Short-Term Income Fund



                                                                                       YEAR               PERIOD
                                                                                      ENDED                ENDED
Primary B Shares                                                                    03/31/98            03/31/97*#
Operating performance:
Net asset value, beginning of period                                               $ 9.68                $ 9.71
Net investment income                                                                0.53                  0.41
Net realized and unrealized gain/(loss) on investments                               0.09                 (0.03)
Net increase/(decrease) in net asset value from operations                           0.62                  0.38
Distributions:
Dividends from net investment income                                                (0.53)                (0.41)
Distributions in excess of net investment income                                       --                    --
Distributions from capital                                                             --                    --
Total dividends and distributions                                                   (0.53)                (0.41)
Net asset value, end of period                                                     $ 9.77                $ 9.68
Total return++                                                                       6.58%                 3.95%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                               $    0(c)             $  953
Ratio of operating expenses to average net assets                                    0.91%(a)(b)           0.90%(a)+
Ratio of net investment income to average net assets                                 5.40%                 5.62%+
Portfolio turnover rate                                                                66%                  172%
Ratio of operating expenses to average net assets without waivers and/or expense     1.21%(b)              1.20%+
  reimbursements



* Nations Short-Term Income Fund Primary B Shares commenced operations on June 28, 1996.
+  Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average share method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The effect of the fees  reduced by credits  allowed by the  custodian on the
    operating   expense   ratio,   with  and  without   waivers  and/or  expense
    reimbursements, was less than 0.01%.
(c) Amount is less than $1,000.



FOR A PRIMARY B SHARE OUTSTANDING THROUGH EACH PERIOD



Nations Diversified Income Fund



                                                                                     YEAR            PERIOD
                                                                                    ENDED             ENDED
Primary B Shares                                                                  03/31/98         03/31/97*#
Operating performance:
Net asset value, beginning of period                                              $ 10.11          $ 10.28
Net investment income/(loss)                                                         0.58             0.47
Net realized and unrealized gain/(loss) on investments                               0.44           ( 0.04)
Net increase/(decrease) in net asset value from operations                           1.02             0.43
Distributions:
Dividends from net investment income                                               ( 0.58)          ( 0.47)
Distributions from net realized capital gains                                          --           ( 0.13)
Total dividends and distributions                                                  ( 0.58)          ( 0.60)
Net asset value, end of period                                                    $ 10.55          $ 10.11
Total return++                                                                      10.29%            4.22%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                              $     0(b)       $    41
Ratio of operating expenses to average net assets                                    1.23%(a)         1.25%(a)+
Ratio of net investment income to average net assets                                 5.77%            6.23%+
Portfolio turnover rate                                                               203%             278%
Ratio of operating expenses to average net assets without waivers and/or expense     1.33%(a)         1.35%(a)+
  reimbursements



* Nations Diversified Income Fund Primary B Shares commenced operations on June 28, 1996.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average share method.
(a) The effect of the fees  reduced by credits  allowed by the  custodian on the
    operating   expense   ratio,   with  and  without   waivers  and/or  expense
    reimbursements, was less than 0.01%.
(b) Amount is less than $1,000.

FOR A PRIMARY B SHARE OUTSTANDING THROUGHOUT EACH PERIOD


Nations Strategic Fixed Income Fund





                                                                                     YEAR               PERIOD
                                                                                    ENDED               ENDED
Primary B Shares                                                                  03/31/98            03/31/97*#
Operating performance:
Net asset value, beginning of period                                               $  9.62              $  9.81
Net investment income                                                                 0.55                 0.41
Net realized and unrealized gain/(loss) on investments                                0.41                (0.08)
Net increase/(decrease) in net asset value from operations                            0.96                 0.33
Distributions:
Dividends from net investment income                                                ( 0.55)               (0.41)
Distributions in excess of net investment income                                        --                   --
Distributions from net realized capital gains                                           --                (0.11)
Distributions from capital                                                              --              $ (0.00)(d)
Total dividends and distributions                                                   $(0.55)               (0.52)
Net asset value, end of period                                                      $10.03              $  9.62
Total return++                                                                       10.12%                3.35%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                $    0(c)           $29,235
Ratio of operating expenses to average net assets                                     1.22%(a)(b)          1.21%(a)+
Ratio of net investment income to average net assets                                  5.36%                5.48%+
Portfolio turnover rate                                                                244%                 368%
Ratio of operating expenses to average net assets without waivers and/or expense      1.33%(b)             1.31%(b)+
  reimbursements



* Nations Strategic Fixed Income Fund Primary B Shares commenced operations on June 28, 1996.

+ Annualized. ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
# Per share investment income has been calculated using the monthly average share method.

(a) The effect of the credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) Amount is less than $1,000.

(d) Amount represents less than 0.01% per share.

     Appendix A -- Portfolio Securities



The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of this Prospectus identifies each Fund's permissible investments, and the SAI contains more information concerning such investments.



Asset-Backed Securities: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities (see below). Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.


The life of an asset-backed security varies depending upon the rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.



Mortgage-Backed Securities: Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.


Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by GNMA, by FNMA and FHLMC. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.


The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.


The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.


Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.



Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.


Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.


The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated matu-rities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.


Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A Fund will only invest in SMBS whose Mortgage Assets are U.S. Government obligations.


A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.



The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average dollar-weighted maturity and duration of the Funds. For additional information concerning mortgage-backed securities, see the SAI.



The mortgage-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow thereby lengthening duration and potentially reducing the value of these securities. The debt securities held by the Funds also may be subject to credit risk. Credit risk is the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest. Any such defaults or adverse changes in an issuer's financial condition or credit rating may adversely affect the value of the Funds'
portfolio investments and, hence, the value of your investment in the corresponding Fund.



Non-Mortgage Asset-Backed Securities: Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.



Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.



The purchase of non-mortgage-backed securities raises considerations unique to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.



Bank Instruments: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Nations Prime Fund generally limits investments in bank instruments to: (a) U.S. dollar-denominated obligations of U.S. banks which have total assets exceeding $1 billion and which are members of the Federal Deposit Insurance Corporation (including obligations of foreign branches of such banks) or of the 75 largest foreign commercial banks in terms of total assets; or (b) U.S. dollar-denominated bank instruments issued by other banks believed by the Adviser to present minimal credit risks. For purposes of the foregoing, total assets may be determined on the basis of the bank's most recent annual financial statements.


The Funds (except Nations Tax Exempt Fund and Nations International Growth Fund) will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase. Nations Small Company Growth Fund and Nations U.S. Government Bond Fund will limit their investments in interest-bearing savings deposits of commercial and savings banks to 5% of total assets. Nations Prime Fund may invest up to 100% of its total assets in obligations issued by banks. Nations Prime Fund may invest in U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations).


Eurodollar obligations, Yankee dollar obligations and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.



Borrowings: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. Reverse repurchase agreements may be considered to be borrowings. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements with BONY, the Funds may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.


Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/ dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, the Nations Treasury Fund may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements as discussed below. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.



At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. A Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be creditworthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if a Fund does not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, a Fund's asset coverage and other factors at the time of a reverse repurchase, a Fund may not establish a segregated account when the Adviser believes it is not in the best interests of the Fund to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.



Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a

Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.


Currently, Nations Treasury Fund has entered into an arrangement whereby it reinvests the proceeds of a reverse repurchase agreement in a tri-party repurchase agreement and receives the net interest rate differential.


Commercial Instruments: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. The Nations Prime Fund will limit purchases of commercial instruments to instruments that: (a) if rated by at least two NRSROs, are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by Nations Fund, Inc.'s Board of Directors on the advice of the Adviser.



Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser, at the time of purchase, to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.



Convertible Securities, Preferred Stock, and Warrants: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.


Fixed Income Investing: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.



Foreign Currency Transactions: Certain of the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.



Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.


A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, the Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.



In addition, the Euro will become the single currency in at least 11 European nations used in many financial transactions. Accordingly, the German mark, French franc and other national currencies will no longer be used. Although the impact of implementing the Euro is not possible to predict, the transition could have an effect on the financial markets and economic environment in Europe and other parts of the world. For example, investors may begin to view those countries participating in the Economic Monetary Union as a single combined entity and may alter their investment behavior accordingly. In response to any such effect of the Euro implementation, the Adviser may need to adapt its investment policies and strategy.



Foreign Securities: Foreign securities include debt and equity obligations (dollar- and non-dollar-denominated) of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on income (including interest, distributions and disposition proceeds), possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.



Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign securities markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign securities exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign securities exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.


Certain Funds may invest indirectly in the securities of foreign issuers through sponsored or unsponsored ADRs, ADSs, GDRs and EDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as the underlying securities which they represent. Ownership of unsponsored ADRs, ADSs, GDRs and EDRs may not entitle the Funds to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs, ADSs, GDRs or EDRs. Generally, ADRs and ADSs in registered form, are designed for use in the U.S. securities markets. GDRs are designed for use in both the U.S. and European securities markets. EDRs, in bearer form, are designed for use in European securities markets. ADRs, ADSs, GDRs and EDRs also involve certain risks of other investments in foreign securities.

Futures, Options and Other Derivative Instruments: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as equity swap contracts, interest rate swaps, currency swaps, caps, collars and floors.



The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.



Guaranteed Investment Contracts: Guaranteed investment contracts, investment contracts or funding agreements (each referred to as a "GIC") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general as separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC generally becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.


A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment.



Illiquid Securities: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Money Market Funds will not hold more than 10% of the value of their respective net assets in securities that are illiquid. The Non-Money Market Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid. Repurchase agreements, time deposits and GICs that do not provide for payment to a Fund within seven days after notice, and illiquid restricted securities, are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by Nations Prime Fund may be subject to this limitation.


If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which are issued under Section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by such Fund's Board of Directors/Trustees, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise the level of illiquidity of a Fund holding such securities may increase during such period.



Interest Rate Transactions: In order to attempt to protect the value of its portfolio from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, i.e. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.



The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index is below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.


Lower-Rated Debt Securities: Certain of the Funds may invest in lower-rated debt securities. Lower-rated, high-yielding securities are those rated "Ba" or "B" by Moody's or "BB" or "B" by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest.
Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing.


The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Board, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.


The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.


Since the risk of default is higher for lower-rated securities, the Adviser will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.


Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.



Money Market Instruments: Money market instruments may include, among other instruments, certain U.S. Treasury Obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.


Municipal Securities: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.


Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.


Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.


Municipal Securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.


Municipal Securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income tax.


In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.


A Fund may invest in short-term securities, in commitments to purchase such securities on a "when-issued" basis, and reserves the right to engage in "put" transactions on a daily, weekly or monthly basis. Securities purchased on a "when-issued" basis are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Funds will only commit to purchase a security on a when-issued basis with the intention of actually acquiring the security and will segregate sufficient liquid assets to meet its purchase obligation.


A "put" feature permits a Fund to sell a security at a fixed price prior to maturity. The underlying Municipal Securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the security as originally issued, it may not be marketable or assignable. Therefore, the put would only have value to the Fund. In certain cases a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Funds will limit their put transactions to institutions which the Adviser believes present minimal credit risk, pursuant to guidelines adopted by the Boards of Directors/Trustees. Nations Tax Exempt Fund may invest more than 40% of its portfolio in securities with put or demand features guaranteed by banks and other financial institutions. Accordingly, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.


Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


Other Investment Companies: Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Pursuant to an exemptive order issued by the SEC, the Nations Funds' Non-Money Market Funds may purchase shares of Nations Funds' Money Market Funds.



Real Estate Investment Trusts: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Code.



Repurchase Agreements: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/ dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a maturity of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Funds.



Securities Lending: To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/ dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of creditworthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 33% of the value of its total assets, which may include cash collateral received for securities loans. Cash collateral received by a Nations Fund may be invested in a Nations Funds' Money Market Fund.



Short-Term Trust Obligations: Certain of the Funds may invest in short-term obligations issued by special purpose trusts established to acquire specific issues of government or corporate securities. Such obligations entitle a Fund to a proportional fractional interest in payments received by the trust, either from the underlying securities owned by the trust or pursuant to other arrangements entered into by the trust. A trust may enter into a swap arrangement with a highly rated investment firm, pursuant to which the trust grants to the counterparty certain of its rights with respect to the securities owned by the trust in exchange for the obligation of the counterparty to make payments to the trust according to an established formula. The trust obligations purchased by a Fund must satisfy the quality and maturity requirements generally applicable to the Fund pursuant to Rule 2a-7 under the 1940 Act.



Stock Index, Interest Rate and Currency Futures Contracts: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. These contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.


Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.


U.S. Government Obligations: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury Obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association; some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

The market value of U.S. Government Obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.



Variable- and Floating-Rate Instruments: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic and foreign banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.



When-Issued, Delayed Delivery and Forward Commitment Securities: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.


 Appendix B -- Description Of Ratings





The following summarizes the highest eight ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.



      AAA -- This is the highest rating assigned by S&P to a debt obligation and
      indicates  an  extremely   strong  capacity  to  pay  interest  and  repay
      principal.


      AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.


      A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


      BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.


      BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


      CCC, CC -- An obligation rated CCC is vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation; an obligation rated CC is highly vulnerable to nonpayment.

To provide more detailed indications of credit quality, the AA, A, BBB and CCC ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.


The following summarizes the highest eight ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.


      Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


      Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


      A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


      Baa -- Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


      Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


      B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


      Caa, Ca -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest
investment   attributes   are  designated  by  the  symbols  Aa1,  A1  or  Baa1,
respectively.


The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:


      AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.


      AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.


      A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.


      BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.


To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.


The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:


      AAA -- "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.


      AA -- "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


      A -- "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circum-stances or in economic conditions than is the case for higher ratings.


      BBB -- "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:


      MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.


      MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.


The following summarizes the two highest ratings used by S&P for short-term municipal notes:


      SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.


      SP-2 -- Satisfactory capacity to pay principal and interest.


The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1-indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


The following summarizes the two highest rating categories used by Fitch for short-term obligations:

      F1+  securities  possess  exceptionally  strong  credit  quality.   Issues
      assigned this rating are regarded as having the strongest degree of assurance for timely payment.


      F1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F1+.


Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Commercial paper rated A-3 or B correlates with the S&P Bond rankings (described above) of BBB/BBB- and BB+, respectively.


The rating Prime-1 is the highest  commercial  paper rating assigned by Moody's.
Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.


For commercial paper, D&P uses the short-term debt ratings described above.


For commercial paper, Fitch uses the short-term debt ratings described above.


BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.


BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

      AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

      AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

      A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

      BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

      TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

      TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

      TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

      TBW-4  --  The  lowest  rating  category;   this  rating  is  regarded  as
      non-investment grade and therefore speculative.

      AAA -- "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA -- "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A -- "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      BBB -- "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Prospectus

                                                               Investor A Shares

                                                                 August 1, 1998


This Prospectus describes the investment portfolios listed in the column to the right (each a "Fund" and collectively, the "Money Market Funds") of Nations Fund Trust and Nations Fund, Inc., each an open-end management investment company in the Nations Funds Family ("Nations Funds" or "Nations Funds Family"). This Prospectus describes one class of shares of each Fund -- Investor A Shares.

The Money Market Funds seek to maintain a net asset value of $1.00 per share.

Investments in the Money Market Funds are neither insured nor guaranteed by the U.S. Government and there can be no assurance that these Funds will be able to maintain a stable net asset value of $1.00 per share.

This Prospectus sets forth concisely the information about each Fund that a prospective purchaser of Investor A Shares should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about Nations Fund Trust and Nations Fund, Inc. is contained in a separate Statement of Additional Information (the "SAI"), that has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by writing or calling Nations Funds at its address or telephone number shown below. The SAI for Nations Funds, dated August 1, 1998, is incorporated by reference in its entirety into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference in this Prospectus and other information regarding registrants that file electronically with the SEC. NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to each of the Funds. TradeStreet Investment Associates, Inc. ("TradeStreet") is the investment sub-adviser to the Funds. As used herein the term "Adviser" shall mean NBAI and/or TradeStreet as the context may require, see "How The Funds Are Managed."


SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE SERVICES TO NATIONS FUNDS, FOR WHICH THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR NATIONS FUNDS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Nations Prime Fund
Nations Treasury Fund
Nations Government Money Market Fund
Nations Tax Exempt Fund

For Fund information call:
1-800-321-7854


Nations Funds
c/o Stephens Inc.
One NationsBank Plaza
33rd Floor
Charlotte, NC 28255



(Nations Funds logo appears here)




NF-96132-8/98

                          Table Of Contents

               About The  Prospectus Summary                                  3
                   Funds  -----------------------------------------------------
                          Expenses Summary                                    4
                          -----------------------------------------------------
                          Objectives                                          5
                          -----------------------------------------------------
                          How Objectives Are Pursued                          5
                          -----------------------------------------------------
                          How Performance Is Shown                            8
                          -----------------------------------------------------
                          How the Funds Are Managed                           9
                          -----------------------------------------------------
                          Organization And History                           12
                          -----------------------------------------------------
              About Your  How To Buy Shares                                  13
              Investment  -----------------------------------------------------
                          How To Redeem Shares                               16
                          -----------------------------------------------------
                          How To Exchange Shares                             17
                          -----------------------------------------------------
                          Shareholder Servicing And Distribution Plans       18
                          -----------------------------------------------------
                          How The Funds Value Their Shares                   19
                          -----------------------------------------------------
                          How Dividends And Distributions Are Made;
                          Tax Information                                    20
                          -----------------------------------------------------
                          Financial Highlights                               21
                          -----------------------------------------------------
                          Appendix A -- Portfolio Securities                 26
                          -----------------------------------------------------
                          Appendix B -- Description Of Ratings               33
                          -----------------------------------------------------

                          No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Funds' SAI incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by Nations Funds or its distributor. This Prospectus does not constitute an offering by Nations Funds or by the distributor in any jurisdiction in which such offering may not lawfully be made.

About The Funds

  Prospectus Summary
o Type of Companies: Open-end management investment companies.
o Investment Objectives and Policies:

 o Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

 o Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

 o Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.

 o Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.


o Investment Adviser: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NBAI provides investment management services to more than 60 investment company portfolios in the Nations Funds Family. TradeStreet Investment Associates, Inc., an affiliate of NBAI, provides investment sub-advisory services to the Funds. For more information about the investment adviser and investment sub-adviser to the Nations Funds, see "How The Funds Are Managed."

o Dividends and Distributions: The Funds declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains, are distributed at least annually.

o Risk Factors: Although NBAI, together with the sub-adviser, seek to achieve the investment objective of each Fund, there is no assurance that they will be able to do so. Investments in a Fund are not insured against loss of principal. Although each Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. For a discussion of these and other factors, see "How Objectives Are Pursued -- Restraints on Investments by Money Market Funds" and "Appendix A."


o Minimum Purchase: $1,000 minimum initial investment per record holder except that the minimum initial investment is: $500 for Individual Retirement Account ("IRA") investors; $250 for non-working spousal IRAs or accounts established with certain fee-based investment advisers or financial planners, including wrap fee accounts and other managed agency/asset allocation accounts; and $100 for investors participating on a monthly basis in the Systematic Investment Plan. There is no minimum investment amount for investments by certain 401(k) and employee pension plans or salary reduction. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan. See "How To Buy Shares."

     Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Investor A Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.


NATIONS FUNDS INVESTOR A SHARES





                                                                                               Nations
                                                                                            Government
                                                           Nations Prime      Nations      Money Market   Nations Tax
Shareholder Transaction Expenses                               Fund        Treasury Fund       Fund       Exempt Fund
Sales Load Imposed on Purchases                               None             None           None           None
Deferred Sales Charge                                         None             None           None           None
Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fees (After Fee Waivers)                           .16%             .16%           .14%           .16%
Rule 12b-1 Fees                                               .10%             .10%           .10%           .10%
Other Expenses (After Expense Reimbursements)                 .39%             .39%           .41%           .39%
Total Operating Expenses (After Fee Waivers and Expense
 Reimbursements)                                              .65%             .65%           .65%           .65%


Examples: You would pay the following expenses on a $1,000 investment in Investor A Shares of the indicated Fund, assuming (1) a 5% annual return and
(2) redemption at the end of each time period.



                                                 Nations
                                              Government
             Nations Prime      Nations      Money Market   Nations Tax
                 Fund        Treasury Fund       Fund       Exempt Fund
1 Year            $ 7             $ 7             $ 7           $ 7
3 Years           $21             $21             $21           $21
5 Years           $36             $36             $36           $36
10 Years          $81             $81             $81           $81


The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor A Shares will bear either directly or indirectly. The figures contained in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and/or reimbursements will continue. In particular, to the extent Other Expenses are less than those shown, waivers and/or reimbursements of Management Fees, if any, may decrease. Shareholders will be notified of any decrease that materially increases Total Operating Expenses. If fee waivers and/or reimbursements are decreased or discontinued, the amounts contained in the "Examples" above may increase. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed." For a more complete description of the Rule 12b-1 and shareholder servicing fees payable by the Funds, see "Shareholder Servicing And Distribution Plans."


Absent fee waivers and expense reimbursements, "Management Fees", "Other Expenses" and "Total Operating Expenses" for Investor A Shares of the indicated Fund would have been as follows: Nations Prime Fund -- .20%, .15% and .70%, respectively; Nations Treasury Fund -- .20%, 15% and .70%, respectively; Nations Government Money Market Fund -- .40%, .19% and .94%, respectively; and Nations Tax Exempt Fund -- .40%, .16% and .91%, respectively.

THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.


  Objectives




Each Money Market Fund endeavors to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments with remaining maturities of 397 days or less from the date of purchase. Securities subject to repurchase agreements may have longer maturities.


Nations Prime Fund: Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

Nations Treasury Fund: Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

Nations Government Money Market Fund:
Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.

Nations Tax Exempt Fund: Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.


Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in the Funds are not insured against loss of principal.


  How Objectives Are Pursued




Nations Prime Fund: In pursuing its investment objective, the Fund may invest in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations") and other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities (together, with U.S. Treasury Obligations, "U.S. Government Obligations"), bank and commercial instruments that may be available in the money markets, high quality short-term taxable obligations issued by state and local governments, their agencies and instrumentalities and repurchase agreements relating to U.S. Government Obligations and qualified first tier (as defined below) money market collateral. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in guaranteed investment contracts and in instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers. In addition, the Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."


Nations Treasury Fund: In pursuing its investment objective, the Fund invests in U.S. Treasury Obligations and repurchase agreements secured by such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in obligations the principal and interest of which are backed by the full faith and credit of the U.S. Government, provided that the Fund shall, under normal market conditions, invest at least 65% of its total assets in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government and repurchase agreements secured by such obligations. The Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."



Nations Government Money Market Fund: In pursuing its investment objective, the Fund invests in U.S. Government Obligations. Although the Fund may invest in repurchase agreements it does not currently intend to do so. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."

Nations Tax Exempt Fund: In pursuing its investment objective, the Fund invests in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax ("Municipal Securities"). The Fund will not knowingly purchase securities the interest on which is subject to such tax. A portion of the Fund's assets, however, may be invested in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax. See "How Dividends And Distributions Are Made; Tax Information."


The Fund invests in Municipal Securities that are determined to present minimal credit risks and, that at the time of purchase, are considered to be of "high quality" -- e.g., having a long-term rating of "A" or higher from Duff & Phelps Credit Rating Co. ("D&P"), Fitch IBCA ("Fitch"), Standard & Poor's Corporation ("S&P"), Thomson BankWatch, Inc. ("BankWatch"), or Moody's Investors Services, Inc. ("Moody's") in the case of certain bonds which are lacking a short-term rating from the requisite number of nationally recognized statistical rating organizations (each an "NRSRO"); rated "D-1" or higher by D&P, "F1" or higher by Fitch, "SP-1" by S&P, or "MIG-1" by Moody's in the case of notes; rated "D-1" or higher by D&P, "F1" or higher by Fitch, or "VMIG-1" by Moody's in the case of variable-rate demand notes; or rated "D-1" or higher by D&P, "F1" or higher by Fitch, "A-1" or higher by S&P, or "Prime-1" by Moody's in the case of tax-exempt commercial paper. D&P, Fitch, S&P, Moody's and BankWatch are nationally recognized statistical rating organizations (collectively, "NRSROs"). Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Adviser pursuant to guidelines approved by Nations Fund Trust's Board of Trustees. The applicable Municipal Securities ratings are described in "Appendix B."


The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Prospectus and the SAI.

The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Adviser, desirable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income. As a matter of fundamental policy, under normal market conditions, at least 80% of the Fund's net assets will be invested in Municipal Securities. Investments in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not be treated as Municipal Securities in determining whether the Fund is in compliance with this 80% requirement. The Fund also may invest in securities issued by other investment companies that invest in securities consistent with the Fund's investment objective and policies. The Fund also may invest in instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning the Fund's investments, see "Appendix A."

Restraints on Investments by Money Market Funds: In order for the Funds to value their investments on the basis of amortized cost (see "How The Funds Value Their Shares"), investments must be in accordance with the requirements of Rule 2a-7 under the 1940 Act, some of which are described below. A Money Market Fund is limited to acquiring obligations with a remaining maturity of 397 days or less, or obligations with greater maturities, provided such obligations are subject to demand features or resets which are less than 397 days, and to maintaining a dollar-weighted average portfolio maturity of 90 days or less. Quality requirements generally limit investments to U.S. dollar denominated instruments determined to present minimal credit risks and that, at the time of acquisition, are rated in the first or second rating categories (known as "first tier" and "second tier" securities, respectively) by the required number of NRSROs (at least two or, if only one NRSRO has rated the security, that one NRSRO) or, if unrated by any NRSRO, are (i) comparable in priority and security to a class of short-term securities of the same issuer that has the required rating, or (ii) determined to be comparable in quality to securities having the required rating. The diversification requirements provide generally that a Money Market Fund may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer except that up to 25% of total assets may be invested in the first tier securities of a single issuer for three business days. Additionally (except for Nations Tax Exempt
Fund), no more than 5% of total assets may be invested, at the time of acquisition, in second tier securities in the aggregate, and any investment in second tier securities of one issuer is limited to the greater of 1% of total assets or one million dollars. Securities issued by the U.S. Government, its agencies, authorities or instrumentalities are exempt from the quality requirements, other than minimal credit risk. In the event that a Fund's investment restrictions or permissible investments are more restrictive than the requirements of Rule 2a-7, the Fund's own restrictions will govern.

Year 2000 Issue: Many computer programs employed throughout the world use two digits to identify the year. Unless modified, these programs may not correctly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. Any failure to adapt these programs in time could hamper the Funds' operations. The Funds' principal service providers have advised the Funds that they have been actively working on implementing necessary changes to their systems, and that they expect that their systems will be adapted in time, although there can be no assurance of success. Because the Year 2000 issue affects virtually all organizations, the companies or governmental entities in which the Funds invest could be adversely impacted by the Year 2000 issue, although the extent of such impact cannot be predicted. To the extent the impact on a portfolio holding is negative, a Fund's return could be adversely affected.

Investment Limitations: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fun-damental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAI.


Each Fund may not:


1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments in obligations of domestic banks.



2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or are privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.


3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of such Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

In addition, as a matter of non-fundamental policy, Nations Tax Exempt Fund may not purchase any securities other than obligations the interest on which is exempt from Federal income tax and stand-by commitments with respect to such obligations.

The investment objectives and policies of each Fund, unless otherwise specified, are non-fundamental and may be changed without shareholder approval. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their current position and needs.


  How Performance Is Shown

From time to time, the Money Market Funds may advertise the "yield" and "effective yield" of a class of shares and Nations Tax Exempt Fund also may advertise the "tax equivalent yield" of a class of shares. Yield, effective yield and tax-equivalent yield figures are based on historical data and are not intended to indicate future performance.

The "yield" of a class of shares of a Fund refers to the income generated by an investment in such class over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a class of shares of a Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" of each class of shares of Nations Tax Exempt Fund shows the level of taxable yield needed to produce an after-tax equivalent to such class's tax-free yield. This is done by increasing the class's yield (as calculated above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate. The tax-equivalent yield of a class of shares will always be higher than its yield.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with such Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank depos-its, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Any fees charged by selling and/or servicing agents to their customers' accounts for automatic investment or other cash management services will not be included in calculations of yield.

In addition to Investor A Shares, the Money Market Funds offer Primary A, Primary B, Investor B, Investor C and Daily Shares. Each class of shares may bear different sales charges, shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of a Fund's shares. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's Agent (as defined below) or by calling Nations Funds at the toll-free number indicated on the cover of this Prospectus.


  How The Funds Are Managed


The business and affairs of each of Nations Fund Trust and Nations Fund, Inc. are managed under the direction of their Board of Trustees and Board of Directors, respectively. The SAI contains the names of and general background information concerning each Director/Trustee of Nations Fund, Inc. and Nations Fund Trust.

As described below, each Fund is advised by NBAI which is responsible for the overall management and supervision of the investment management of each Fund. Each Fund also is sub-advised by a separate investment sub-adviser, which as a general matter is responsible for the day-to-day investment decisions for the respective Fund.


Nations Funds and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.


NationsBank Corporation, the parent company of NationsBank, has signed an agreement to merge with BankAmerica Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the second half of 1998. NationsBank and NBAI have advised the Funds that the merger will not reduce the level or quality of advisory and other services provided to the Funds.

Investment Adviser: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.


TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to the Funds. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.


Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s Board of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in the Funds, if the Adviser believes that the quality of the transactions and the commissions are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.

For the services provided and expenses assumed pursuant to various investment advisory agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: .25% of the first $250 million of the combined average daily net assets of both Nations Prime Fund and Nations Treasury Fund, plus .20% of the combined average daily net assets of such Funds in excess of $250 million; and .40% of the average daily net assets of each of Nations Government Money Market Fund and Nations Tax Exempt Fund.

For the services provided pursuant to investment sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rate of .055% of the average daily net assets of each Fund.

From time to time, NBAI (and/or TradeStreet) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees or expenses payable by a Fund. In addition, the Adviser may from time to time compensate Agents, as defined below, for providing certain services to customers.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund Trust paid NBAI under the investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Government Money Market Fund -- .13% and Nations Tax Exempt Fund --
 .16%.


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund, Inc. paid NBAI under the investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Prime Fund --  .17% and Nations Treasury Fund -- .18%.


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, NBAI paid TradeStreet under the investment sub-advisory agreements, sub-advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Prime Fund -- .055%, Nations Treasury Fund -- .055%, Nations Government Money Market Fund -- .055% and Nations Tax Exempt Fund -- .055%.


The Taxable Money Market Management Team of TradeStreet is responsible for the day-to-day management of Nations Prime Fund, Nations Treasury Fund and Nations Government Money Market Fund.


The Tax-Exempt Money Market Management Team of TradeStreet is responsible for the day-to-day management of Nations Tax Exempt Fund.


Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank, has advised Nations Funds and NationsBank that NationsBank and its affiliates may perform the services contemplated by the investment advisory agreements and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such federal or state statutes, regulations and judicial or administrative decisions or interpretations thereof, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

Other Service Providers: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Funds pursuant to administration agreements. Pursuant to the terms of the administration agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.

First Data Investor Services Group, Inc. ("First Data"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Funds pursuant to co-administration agreements. Under the co-administration agreements, First Data provides various administrative and accounting services to the Funds, including performing the calculations necessary to determine net asset value per share and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain general accounting records for the Funds. For the services rendered pursuant to the administration and co-administration agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to .10% of each Fund's average daily net assets.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund Trust paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Government Money Market Fund -- .08% and Nations Tax Exempt Fund -- .08%.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund, Inc. paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Prime Fund -- .08% and Nations Treasury Fund -- .08%.

NBAI serves as sub-administrator for the Funds pursuant to a sub-administration agreement. Pursuant to the terms of the sub-administration agreement, NBAI assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NBAI is entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.

Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer. Nations Funds has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor A Shares of the Funds.

The Bank of New York ("BONY" or the "Custodian"), located at 90 Washington Street, New York, New York 10286, provides custodial services for the assets of all Nations Funds, except the international funds. In return for providing custodial services to the Nations Funds Family, BONY is entitled to receive, in addition to out-of-pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations Funds' non-money market funds up to $10 billion; and (ii) 1/2 of one basis point on the excess, including all Nations Funds' Money Market Funds.

First Data serves as transfer agent (the "Transfer Agent") for the Funds' Investor A Shares.

PricewaterhouseCoopers LLP serves as independent accountant to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.

Expenses: The accrued expenses of each Fund are deducted from the Fund's total accrued income before dividends are declared. These expenses include, but are not limited to: fees paid to the Adviser, Stephens and First Data; taxes; interest; fees (including fees paid to Nations Funds' Directors, Trustees and officers); federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Any general expenses of Nations Fund Trust and/or of Nations Fund, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust and/or of Nations Fund, Inc. or in such other manner as the Board of Trustees or Board of Directors deems appropriate.

     Organization And History


The Funds are members of the Nations Funds Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Institutional Reserves, Nations Annuity Trust and Nations LifeGoal Funds, Inc. The Nations Funds Family currently has more than 60 distinct investment portfolios and total assets in excess of $40 billion.

Nations Fund Trust: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. Nations Fund Trust's fiscal year end is March 31; prior to 1996, Nations Fund Trust's fiscal year end was November 30. The Money Market Funds currently offer six classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares, Investor C Shares and Daily Shares. This Prospectus relates only to the Investor A Shares of the following Funds of Nations Fund Trust: Nations Government Money Market Fund and Nations Tax Exempt Fund. To obtain additional information regarding other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Funds at 1-800-321-7854.



Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.



Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the SAI for examples of when the 1940 Act requires voting by fund.


As of August 1, 1998, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI.



Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.


Nations Fund, Inc. Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. Nations Fund, Inc.'s fiscal year end is March 31; prior to 1996, Nations Fund, Inc.'s fiscal year end was May 31. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 460,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor A Shares of the following Funds of Nations Fund, Inc.: Nations Prime Fund and Nations Treasury Fund. To obtain additional information regarding other classes of shares which may be available to you, contact your Agent (as defined below) or Nations Funds at 1-800-321-7854.



Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.


Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of Directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable



As of August 1, 1998, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings, except when required by the 1940 Act or Maryland law.


Because this Prospectus combines disclosure on two separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy, or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust and Nations Fund, Inc. have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.


About Your Investment

  How To Buy Shares

Investor A Shares are available to the following categories of Investors:

  o Investors who purchase through accounts established with certain fee-based investment advisers or financial planners, including Nations Funds Personal Investment Planner accounts, wrap fee accounts and other managed agency/asset allocation accounts.

  o Directors, officers, and employees of NationsBank Corporation, its affiliates and subsidiaries.

  o Individuals investing a distribution received from a NationsBank trust account and certain other rollovers or distributions received from NationsBank fiduciary accounts.

  o Current Investor A shareholders who purchased Investor A Shares prior to August 1, 1997.


  o Employee benefit plans making an initial investment of $1 million or more in the Nations Funds Family.


  o Investors who purchase shares through a cash sweep option in connection with a brokerage or similar account.


  o Investors who purchase shares through a mutual fund "supermarket."


  o Investors (other than those described above) investing $1 million or more in the Nations Funds Family through an Agent (as defined below) (a "Substantial Investor"). In deter-mining whether an investor qualifies as a Substantial Investor, all current holdings of Funds in the Nations Funds Family other than the Nations Funds Money Market or index funds, Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund, will be considered.


Purchase orders for Investor A Shares may be placed directly with a Fund or through banks, broker/ dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a shareholder servicing agreement ("Servicing Agreement") with Nations Funds ("Servicing Agents") and/or a sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents"). Servicing Agents and Selling Agents are sometimes referred to as "Agents."

Purchases of Investor A Shares through a Nations Funds Personal Investment Planner account, which is a managed agency/asset allocation account established with NBAI (an "Account"), are governed by the terms and conditions of the Account, which are set forth in the Client Agreement and Disclosure Statement provided by NBAI to each investor who establishes an Account. Because of the nature of the Account, certain of the features described in this Prospectus are not available to investors purchasing Investor A Shares through an Account. Potential investors through an Account should refer to the Client Agreement and Disclosure Statement for more information regarding the Account, including information regarding the fees and expenses charged in connection with an Account.


The Funds reserve the right, in their discretion, to make Investor A Shares available to other categories of investors, including those who become eligible in connection with a merger or reorganization.


There is a minimum initial investment of $1,000 in the Funds, except that the minimum initial investment is:

o $500 for IRA investors;


o $250 for non-working spousal IRAs;

o $250 for accounts established with certain fee-based investment advisers or financial planners, including wrap fee accounts and other managed agency/asset allocation accounts; and


o $100 for investors participating on a monthly basis in the Systematic Investment Plan described below.

There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs"), Savings Incentives Method Plans for Employees ("SIMPLE IRAs"), salary reduction-Individual Retirement Accounts ("SAR-IRAs") or similar types of accounts. However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs, SIMPLE IRAs and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Funds reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.


Investor A Shares of the Money Market Funds are purchased at net asset value per share. Purchases of the Money Market Funds may be effected on days on which the Federal Reserve Bank of New York is open for business (a "Business Day").

Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Investor A Shares is recorded on the books of the Funds, and share certificates are not issued.

Opening an Account Directly With a Fund:
Certain investors may open a regular (non-retirement) account directly with a Fund, either by mail or by wire.


By Mail: Investors should complete a New Account Application and forward it, along with a check made payable to the Fund, to:


Nations Funds
P.O. Box 34602
Charlotte, NC 28254-4602


By Wire: Investors should call Nations Funds at 1-800-321-7854 for an account number and use the following wire instructions:


Nations Funds
c/o Boston Safe Deposit & Trust
ABA #011001234
DDA #154202

Account Name ________________________________________________________________


Account Number ______________________________________________________________


Fund Name ___________________________________________________________________


Investors should complete a New Account Application and mail it to the address above.


Retirement Accounts: For IRAs and other retirement accounts, investors should call Nations Funds at 1-800-321-7854.


Additional Purchases: Additional purchases may be made by mail or wire. To purchase additional shares by mail, send a check made payable to the Fund which identifies the name of the Fund and class of shares and include a reinvestment slip to the address set forth above. To purchase additional shares by wire, follow the wiring instructions set forth above.


Effective Time of Purchases: Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by Stephens, the Transfer Agent or their respective agents. A purchase order must be received by Stephens, the Transfer Agent or their respective agents by 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund). A purchase order received after such time will not be accepted; notice thereof will be given to the Agent or investor placing the order, and any funds received will be returned promptly to the sending Agent or investor. If federal funds are not available by 4:00 p.m., Eastern time, the order will be canceled. Investor A Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens, the Transfer Agent or their respective agents.



The Agents are responsible for transmitting orders for purchases by their customers ("Customers") and delivering required funds on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Funds.


Systematic Investment Plan: Under the Funds' Systematic Investment Plan ("SIP"), a shareholder may automatically purchase Investor A Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank which is a member of the Automated Clearing House to his/her Fund account. Transfers will occur on or about the 15th and/or the last day of the applicable month. Subject to certain exceptions for employees of NationsBank and its affiliates and pre-existing SIP accounts, the systematic investment amount may be in any amount from $50 to $100,000. For more information concerning the SIP, contact your Agent or Nations Funds.

Telephone Transactions: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to authorize written requests only. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Funds and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Funds requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Funds reserves the right to record all telephone conversations. Shareholders should be aware that during periods of significant economic or market change, telephone transactions may be difficult to complete.

  How To Redeem Shares




For shareholders who open and maintain an account directly with a Fund, redemption orders should be communicated to such Fund by calling Nations Funds, at 1-800-321-7854 or in writing. (Shareholders must have established telephone features on their account in order to effect telephone transactions.) For shareholders who purchased their shares through an Agent, redemption orders should be transmitted by telephone or in writing through the same Agent. Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Fund, Stephens, the Transfer Agent or their respective agents, as the case may be. The Agents are responsible for transmitting orders to Stephens, the Transfer Agent or their respective agents, and for crediting their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Funds.


Redemption orders must be received on a Business Day before 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), and payment will normally be wired the same day to the Agent or investor. Nations Funds reserves the right to wire redemption proceeds within three Business Days after receiving the redemption order if, in the judgment of the Adviser, an earlier payment could adversely impact a Fund. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. Redemption orders will not be accepted by Stephens, the Transfer Agent or their respective agents after 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), for execution on that Business Day.

Nations Funds may redeem a shareholder's Investor A Shares if the balance in such shareholder's account with the Fund drops below $500 as a result of redemptions, and the shareholder does not increase the balance to at least $500 on 60 days' written notice. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Funds also may redeem shares involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.


Prior to effecting a redemption of Investor A Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Funds have previously been made. Nations Funds may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.


Checkwriting Privileges: Free checkwriting is available with respect to Investor A Shares of the Funds. With this service, a shareholder may write checks in the amount of $250 or more. To obtain checks, a shareholder must complete the signature section included within the Account Application Form. To establish this checkwriting service after opening an account in one of the Funds, the shareholder must contact his/her Agent by telephone or mail to obtain an Application Form. A shareholder will receive the dividends and distributions declared on the shares to be redeemed up to the day that a check is presented to the Custodian for payment. Upon 30 days' prior written notice to shareholders, the checkwriting privilege may be modified or terminated. An investor cannot close an account in a Fund by writing a check.

Automatic Withdrawal Plan: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of a Fund if the value of the Investor A Shares in his/her accounts within the Nations Funds Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor A Shares will be redeemed as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Agent or by Nations Funds at any time.


  How To Exchange Shares




The exchange feature enables a shareholder of Investor A Shares of a Money Market Fund (other than those shareholders who purchased such shares through a cash sweep option or through a mutual fund supermarket) to acquire Investor A Shares of another Nations Fund (other than an index fund) when that shareholder believes that a shift between Funds is an appropriate investment decision. Exchanges from Investor A Shares of a Money Market Fund to a non-money market fund effected after July 31, 1997 will be treated as a new purchase for purposes of any applicable redemption fee. An exchange of Investor A Shares for Investor A Shares of another fund is made on the basis of the next calculated net asset value per share of each fund after the exchange order is received.


For shareholders who maintain an account directly with a Fund, exchange requests should be communicated to the Fund by calling Nations Funds at 1-800-321-7854 or in writing. For shareholders who purchased their shares through an Agent, exchange requests should be communicated to the Agent, who is responsible for transmitting the request to Stephen, the Transfer Agent or their respective agents.


An investor who owns his or her shares through a Nations Funds IRA that initially invests in Investor A Shares of a Money Market Fund may exchange those shares for Investor B Shares of a non-money market fund offered by Nations Funds. Additionally, Investor B Shares of a non-money market fund acquired through such an exchange prior to January 1, 1996 or after July 31, 1997, will, upon redemption, be subject to the contingent deferred sales charge ("CDSC") schedule applicable to the acquired shares. For purposes of determining the applicable rate of the CDSC, the date of the exchange will be deemed to be the date of purchase of the Investor B Shares.



The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.



The current prospectus for each Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.

Nations Funds and Stephens reserve the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.

The Investor A Shares exchanged must have a current value of at least $1,000 (except for exchanges through the Automatic Exchange Feature, which is described below). Nations Funds and Stephens reserve the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shareholders should consider communicating their exchange requests by mail.

Automatic Exchange Feature: An investor who is participating in the Nations Funds Automatic Exchange Feature ("AEF") may acquire Investor A or Investor C Shares of a non-money market fund offered by Nations Funds. The AEF requires a minimum exchange amount of $25 on a monthly or quarterly basis. Exchanges will occur on or about the 15th or last day of the applicable month. The shareholder must have an existing position in both Funds in order to establish the AEF. This feature may be established by directing a request to the Transfer Agent by telephone or in writing. For more information concerning the AEF, an investor should contact his/her Agent or Nations Funds.


     Shareholder Servicing And Distribution Plans




Pursuant to Rule 12b-1 under the 1940 Act, the Trustees and Directors have approved a Shareholder Servicing and Distribution Plan (the "Investor A Plan") with respect to Investor A Shares of the Funds. Pursuant to the Investor A Plan, the Funds may pay Stephens (or any other person) for distribution-related expenses and Selling Agents for sales support expenses incurred in connection with Investor A Shares. Aggregate payments under the Investor A Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Trustees or Directors provided that the annual rate may not exceed .10% of the average daily net asset value of Investor A Shares of the Funds. Payments to Stephens under the Investor A Plan may be used to reimburse Stephens for distribution-related expenses actually incurred by Stephens, including expenses of organizing and conducting sales seminars, printing prospectuses, statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and the costs of administering the Investor A Plan. The fees payable to Selling Agents are used primarily to compensate Selling Agents for providing sales support assistance in connection with the sale of Investor A Shares to Customers, which may include forwarding sales literature and advertising provided by Nations Funds to Customers. The Funds may not pay for shareholder servicing activities under the Investor A Plan.

Nations Funds and Stephens may suspend or reduce payments under the Investor A Plan at any time, and payments are subject to the continuation of the Investor A Plan described above and the terms of the Sales Support Agreements between Selling Agents and Stephens. See the SAI for more information on the Investor A Plan.


In addition, the Trustees and Directors have approved a shareholder servicing plan (the "Servicing Plan") with respect to Investor A Shares of the Funds. Pursuant to the Servicing Plan, the Funds may pay Servicing Agents that have entered into a Servicing Agreement with Nations Funds for certain shareholder support services that are provided by the Servicing Agents. Payments under the Funds' Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed .25% of the average daily net asset value of each Fund's Investor A Shares. The shareholder services provided by Servicing Agents may include general shareholder liaison services; processing purchase, exchange, and redemption requests from Customers and placing orders with Stephens or the Transfer Agent; processing dividend and distribution payments from a Fund on behalf of Customers; providing information periodically to Customers, including information showing their position in Investor A Shares; providing sub-accounting with respect to Investor A Shares beneficially owned by Customers or the information necessary for sub-accounting; responding to inquiries from Customers concerning their investment in Investor A Shares; arranging for bank wires; and providing such other similar services as may be reasonably requested.


Nations Funds may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the Servicing Agreements. See the SAI for more details on the Servicing Plan.

Nations Funds understands that Agents may charge fees to their Customers who are the owners of Investor A Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Funds. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Funds and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers of Agents should read this Prospectus in light of the terms governing their accounts with their Agents.


The Adviser may also pay out of its own assets amounts to Stephens or other broker/dealers in connection with the provision of administrative and/or distribution related services to shareholders.


In addition, Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the Investor A Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens may also, from time to time, pay additional consideration to Agents not to exceed 1.00% of the offering price per share on all sales of Investor A Shares as an expense of Stephens or for which Stephens may be reimbursed under the Investor A Plan. Any such additional consideration or incentive program may be terminated at any time by Stephens.


Stephens has also established a non-cash compensation program pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.


  How The Funds Value Their Shares




The net asset value of a share of each class is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), each Business Day. Currently, the days on which the Federal Reserve Bank of New York is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.


The assets in the Money Market Funds are valued based upon the amortized cost method. Although Nations Funds seeks to maintain the net asset value per share of these Funds at $1.00, there can be no assurance that their net asset value per share will not vary.

     How Dividends And Distributions Are Made; Tax Information




Dividends and Distributions: Dividends from net investment income for each Fund are declared daily at 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), on the day of declaration. Investor A Shares begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (e.g., the settlement date). Dividends are paid within five Business Days after the end of each month. Dividends are paid in the form of additional Investor A Shares of the same Fund unless the Customer has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Fund's Transfer Agent and will become effective with respect to dividends paid after its receipt. Your dividend election may be governed by your account agreement with your Agent. Dividends are paid in cash within five Business Days after a shareholder's complete redemption of his/ her Investor A Shares in a Fund. To the extent that there are any net realized short-term capital gains, they will be paid at least annually.

Each Fund's net investment income available for distribution to the holders of Investor A Shares will be reduced by the amount of sales support and shareholder servicing fees paid to Selling Agents and Servicing Agents, respectively. Each Fund's net investment income available for distribution to the holders of Investor A Shares will be reduced by the amount of retail transfer agency fees payable to the Transfer Agent applicable to the Investor A Shares.

Tax Information: Each Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income tax on amounts distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its net investment income (including, for this purpose net short-term capital gains) each taxable year. Distributions by the Nations Prime Fund, Nations Treasury Fund and Nations Government Money Market Fund of such income generally will be taxable as ordinary income to shareholders whether such income is received in cash or reinvested in additional shares. These distributions will not qualify for the dividends received deduction for corporate shareholders.


The Funds do not expect to realize any net capital gains (generally, the excess of net long-term capital gain over net short-term capital loss), and therefore, do not expect to distribute any capital gains dividends.


Each year, shareholders will be notified as to the amount and Federal tax status of all dividends (and capital gain distributions, if applicable) paid during the prior year. Such dividends (and capital gain distributions) also may be subject to state and local taxes.


Dividends and distributions declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends and distributions are actually paid during January of the following year.


Federal law requires Nations Funds to withhold 31% from any distributions (other than exempt-interest dividends) paid by Nations Funds and/or redemptions (including exchanges and redemptions in-kind) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold tax on dividends paid to certain foreign shareholders.

Nations Tax Exempt Fund: Nations Tax Exempt Fund is permitted to pass through to its shareholders tax-exempt income ("exempt-interest dividends") subject to certain requirements which the Fund intends to satisfy. The Fund does not intend to earn investment company taxable income or net capital gains; to the extent that it does earn taxable income or net capital gains, distributions to shareholders from such sources will be subject to Federal income tax. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their Federal gross income under Section 103(a) of the Code unless, under the circumstances applicable to the particular shareholder, the exclusion would be disallowed. (See the SAI under "Additional Information Concerning Taxes.") Distributions of net investment income by Nations Tax Exempt Fund may be taxable to investors under state or local law even though a substantial portion of such distribution may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income tax.

The foregoing discussion is based on tax laws and regulations that were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to foreign, state and local taxes. Further tax information is contained in the SAI.

  Financial Highlights

The following financial information has been derived from the audited financial statements of Nations Fund Trust and Nations Fund, Inc. PricewaterhouseCoopers LLP is the independent accountant to Nations Fund Trust and Nations Fund, Inc. The reports of PricewaterhouseCoopers LLP for the most recent fiscal period of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such period and are incorporated by reference in the SAI, which is available upon request. For more information see "Organization and History." Shareholders of a Fund will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent accountant.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Prime Fund

                                                                        YEAR           YEAR           PERIOD         YEAR
                                                                        ENDED          ENDED          ENDED          ENDED
Investor A Shares                                                      03/31/98        03/31/97      03/31/96(a)     05/31/95
Operating performance:
Net asset value, beginning of period                                 $    1.00       $    1.00       $   1.00       $  1.00
Net investment income                                                   0.0512          0.0485         0.0438        0.0475
Distributions:
Dividends from net investment income                                   (0.0512)        (0.0485)       (0.0438)      (0.0475)
Total dividends and distributions                                      (0.0512)        (0.0485)       (0.0438)      (0.0475)
Net asset value, end of period                                       $    1.00       $    1.00       $   1.00       $  1.00
Total return++                                                            5.24 %          4.96 %         4.48 %        4.85 %
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                $1,706,692      $1,157,724     $1,099,490      $698,358
Ratio of operating expenses to average net assets                         0.65 %          0.65 %         0.65 %+       0.75 %
Ratio of net investment income to average net assets                      5.13 %          4.86 %         5.27 %+       4.78 %
Ratio of operating expenses to average net assets without waivers
 and/or expense reimbursements                                            0.70 %          0.70 %         0.72 %+       0.83 %

Nations Prime Fund (cont.)

                                                                        YEAR         YEAR
                                                                       ENDED         ENDED
Investor A Shares                                                     5/31/94       5/31/93
Operating performance:
Net asset value, beginning of period                                $   1.00       $  1.00
Net investment income                                                 0.0283        0.0293
Distributions:
Dividends from net investment income                                 (0.0283)      (0.0293)
Total dividends and distributions                                    (0.0283)      (0.0293)
Net asset value, end of period                                       $  1.00       $  1.00
Total return++                                                          2.86 %        2.97 %
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                $511,833      $306,376
Ratio of operating expenses to average net assets                       0.65 %        0.65 %
Ratio of net investment income to average net assets                    2.85 %        2.90 %
Ratio of operating expenses to average net assets without waivers
 and/or expense reimbursements                                          0.72 %        0.71 %



                                                                     YEAR                PERIOD
                                                                     ENDED               ENDED
Investor A Shares                                                   5/31/92             5/31/91*
Operating performance:
Net asset value, beginning of period                                $  1.00             $  1.00
Net investment income                                                0.0470              0.0617
Distributions:
Dividends from net investment income                                (0.0470)            (0.0617)
Total dividends and distributions                                   (0.0470)            (0.0617)
Net asset value, end of period                                      $  1.00             $  1.00
Total return++                                                         4.81 %+++           7.31 %+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                               $281,101            $144,202
Ratio of operating expenses to average net assets                      0.65 %              0.65 %+
Ratio of net investment income to average net assets                   4.67 %              6.69 %+
Ratio of operating expenses to average net assets without waivers
 and/or expense reimbursements                                         0.77 %              0.79 %+

  * Nations Prime Fund Investor A Shares commenced operations on July 16, 1990. + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Nations Treasury Fund

                                                                         YEAR         YEAR          PERIOD        YEAR
                                                                         ENDED        ENDED         ENDED         ENDED
Investor A Shares                                                      03/31/98     03/31/97     03/31/96(a)     05/31/95
Operating performance:
Net asset value, beginning of period                                 $     1.00     $   1.00     $   1.00       $    1.00
Net investment income                                                    0.0496     $ 0.0474       0.0429          0.0457
Distributions:
Dividends from net investment income                                    (0.0496)    $(0.0474)     (0.0429)#       (0.0457)#
Total dividends and distributions                                       (0.0496)    $(0.0474)     (0.0429)        (0.0457)
Net asset value, end of period                                       $     1.00     $   1.00     $   1.00       $    1.00
Total return++                                                             5.06 %       4.85 %       4.36 %          4.65 %
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                 $1,361,214     $719,199     $ 89,584       $ 107,475
Ratio of operating expenses to average net assets                          0.65 %       0.65 %       0.65 %          0.67 %
Ratio of net investment income to average net assets                       4.96 %       4.74 %       5.17 %+         4.62 %
Ratio of operating expenses to average net assets without waivers
 and/or expense reimbursements                                             0.70 %       0.70 %       0.72 %+         0.72 %

Nations Treasury Fund (cont.)

                                                                    YEAR           YEAR
                                                                    ENDED          ENDED
Investor A Shares                                                 5/31/94         5/31/93
Operating performance:
Net asset value, beginning of period                              $   1.00       $   1.00
Net investment income                                               0.0262         0.0272
Distributions:
Dividends from net investment income                               (0.0262)       (0.0272)
Total dividends and distributions                                  (0.0262)       (0.0272)
Net asset value, end of period                                    $  1.00        $   1.00
Total return++                                                        2.67 %         2.77 %
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                              $ 74,195       $105,828
Ratio of operating expenses to average net assets                     0.65 %         0.65 %
Ratio of net investment income to average net assets                  2.62 %         2.67 %
Ratio of operating expenses to average net assets without waivers
 and/or expense reimbursements                                        0.71 %         0.71 %

                                                                    YEAR                PERIOD
                                                                    ENDED               ENDED
Investor A Shares                                                  5/31/92             5/31/91*
Operating performance:
Net asset value, beginning of period                               $  1.00            $   1.00
Net investment income                                               0.0448              0.0592
Distributions:
Dividends from net investment income                               (0.0448)            (0.0592)
Total dividends and distributions                                  (0.0448)            (0.0592)
Net asset value, end of period                                     $  1.00            $   1.00
Total return++                                                        4.57 %+++           6.98 %+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                               $90,917            $ 37,265
Ratio of operating expenses to average net assets                     0.64 %              0.61 %+
Ratio of net investment income to average net assets                  4.47 %              6.53 %+
Ratio of operating expenses to average net assets without waivers
 and/or expense reimbursements                                        0.76 %              0.83 %+

  * Nations Treasury Fund Investor A Shares commenced operations on July 16,
    1990.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
  # Amount includes distributions from net realized gains of less than $0.0001 per share.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Nations Government Money Market Fund

                                                            YEAR         YEAR         PERIOD          YEAR
                                                            ENDED        ENDED         ENDED          ENDED
Investor A Shares                                         03/31/98     03/31/97     03/31/96(a)     11/30/95
Operating performance:
Net asset value, beginning of period                      $   1.00     $   1.00     $   1.00        $   1.00
Net investment income                                       0.0489       0.0468       0.0162          0.0522
Distributions:
Dividends from net investment income                       (0.0489)     (0.0468)     (0.0162)        (0.0522)
Total dividends and distributions                          (0.0489)     (0.0468)     (0.0162)        (0.0522)
Net asset value, end of period                            $   1.00     $   1.00     $   1.00        $   1.00
Total return++                                                5.01 %       4.80 %       1.62 %          5.34 %
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $ 23,806     $ 18,717     $ 48,742        $  6,175
Ratio of operating expenses to average net assets             0.65 %       0.65 %       0.65 %+         0.65 %
Ratio of net investment income to average net assets          4.90 %       4.68 %       4.85 %+         5.23 %
Ratio of operating expenses to average net assets without
 waivers and/or expense reimbursements                        0.94 %       0.92 %       0.94 %+         0.92 %

Nations Government Money Market Fund (cont.)


                                                            YEAR           YEAR           YEAR                PERIOD
                                                            ENDED          ENDED          ENDED               ENDED
Investor A Shares                                         11/30/94      11/30/93         11/30/92           11/30/91*
Operating performance:
Net asset value, beginning of period                      $    1.00      $   1.00      $   1.00            $   1.00
Net investment income                                        0.0340        0.0256        0.0358              0.0571
Distributions:
Dividends from net investment income                        (0.0340)#     (0.0256)      (0.0358)            (0.0571)
Total dividends and distributions                           (0.0340)      (0.0256)      (0.0358)            (0.0571)
Net asset value, end of period                            $    1.00      $   1.00      $   1.00            $   1.00
Total return++                                                 3.45 %        2.60 %        3.63 %+++           5.86 %+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $  20,173      $ 10,499      $ 13,851            $  8,949
Ratio of operating expenses to average net assets              0.65 %        0.61 %        0.42 %              0.43 %+
Ratio of net investment income to average net assets           3.44 %        2.60 %        3.55 %              5.49 %+
Ratio of operating expenses to average net assets without
 waivers and/or expense reimbursements                         0.94 %        0.87 %        0.58 %              0.62 %+

  * Nations Government Money Market Fund Investor A Shares commenced operations on February 11, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
  # Amount includes distributions from net realized gains of less than $0.0001 per share.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Nations Tax Exempt Fund

                                                                     YEAR           YEAR          PERIOD           YEAR
                                                                     ENDED          ENDED         ENDED            ENDED
Investor A Shares                                                   03/31/98      03/31/97     03/31/96(a)       11/30/95
Operating performance:
Net asset value, beginning of period                               $    1.00       $  1.00     $   1.00        $     1.00
Net investment income                                                 0.0316        0.0300       0.0104            0.0335
Distributions:
Dividends from net investment income                                 (0.0316)      (0.0300)     (0.0104)          (0.0335)
Total dividends and distributions                                    (0.0316)      (0.0300)     (0.0104)          (0.0335)
Net asset value, end of period                                     $    1.00      $   1.00     $   1.00        $     1.00
Total return++                                                          3.20 %        3.04 %       1.04 %            3.40 %
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                               $ 171,785      $145,337     $128,414        $  126,207
Ratio of operating expenses to average net assets                       0.58 %        0.55 %       0.55 %+           0.55 %
Ratio of net investment income to average net assets                    3.15 %        3.00 %       3.10 %+           3.37 %
Ratio of operating expenses to average net assets without waivers
 and/or expense reimbursements                                          0.84 %        0.80 %       0.83 %+           0.82 %

Nations Tax Exempt Fund (cont.)

                                                                     YEAR           YEAR
                                                                     ENDED          ENDED
Investor A Shares                                                   11/30/94      11/30/93
Operating performance:
Net asset value, beginning of period                                $   1.00     $    1.00
Net investment income                                                 0.0231        0.0198
Distributions:
Dividends from net investment income                                 (0.0231)      (0.0198)
Total dividends and distributions                                    (0.0231)      (0.0198)
Net asset value, end of period                                      $   1.00     $    1.00
Total return++                                                          2.36 %        2.00 %
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                $151,714     $ 119,552
Ratio of operating expenses to average net assets                       0.52 %        0.48 %
Ratio of net investment income to average net assets                    2.34 %        1.98 %
Ratio of operating expenses to average net assets without waivers
 and/or expense reimbursements                                          0.84 %        0.84 %


                                                                    YEAR                PERIOD
                                                                    ENDED               ENDED
Investor A Shares                                                  11/30/92           11/30/91*
Operating performance:
Net asset value, beginning of period                              $   1.00            $   1.00
Net investment income                                               0.0266              0.0422
Distributions:
Dividends from net investment income                               (0.0266)            (0.0422)
Total dividends and distributions                                  (0.0266)            (0.0422)
Net asset value, end of period                                    $   1.00            $   1.00
Total return++                                                        2.68 %+++           4.30 %+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                              $ 80,158            $  1,690
Ratio of operating expenses to average net assets                     0.55 %              0.42 %+
Ratio of net investment income to average net assets                  2.50 %              4.23 %+
Ratio of operating expenses to average net assets without waivers
 and/or expense reimbursements                                        0.72 %              0.60 %+

  * Nations Tax Exempt Fund Investor A Shares commenced operations on April 5, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

     Appendix A  --  Portfolio Securities



The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of this Prospectus identifies each Fund's permissible investments, and the SAI contains more information concerning such investments.


Asset-Backed Securities: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.


Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Mortgage-backed securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), parallel pay CMOs, planned amortization class CMOs ("PAC Bonds") and stripped mortgage-backed securities ("SMBS"), including interest-only and principal-only SMBS. SMBS may be more volatile than other debt securities. For additional information concerning mortgage-backed securities, see the SAI.


Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.


Bank Instruments: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Nations Prime Fund generally limits investments in bank instruments to: (a) U.S. dollar-denominated obligations of U.S. banks which have total assets exceeding $1 billion and which are members of the Federal Deposit Insurance Corporation (including obligations of foreign branches of such banks) or of the 75 largest foreign commercial banks in terms of total assets; or (b) U.S. dollar-denominated bank instruments issued by other banks believed by the Adviser to present minimal credit risks. For purposes of the foregoing, total assets may be determined on the basis of the bank's most recent annual financial statements. Nations Treasury Fund and Nations Government Money Market Fund will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase. Nations Prime Fund may invest up to 100% of its assets in obligations issued by banks.



Nations Prime Fund may invest in U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations). Eurodollar, Yankee dollar and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.


Borrowings: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. Reverse repurchase agreements may be considered to be borrowings. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements with BONY, the Funds may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.



Reverse repurchase agreements may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/ dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, each of the Funds (except Nations Tax Exempt
Fund) may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.


At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Funds only enter into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be creditworthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if a Fund does not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, a Fund's asset coverage and other factors at the time of a reverse repurchase, a Fund may not establish a segregated account when the Adviser believes it is not in the best interest of the Fund to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.


Currently, Nations Treasury Fund has entered into an arrangement whereby it reinvests the proceeds of a reverse repurchase agreement in a tri-party repurchase agreement and receives the net interest rate differential.

Commercial Instruments: Commercial instru- ments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and domestic and foreign commercial banks. Nations Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two NRSROs are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by Nations Fund, Inc.'s Board of Directors on the advice of the Adviser.


Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.

Foreign Securities: Foreign securities include debt obligations (dollar denominated) of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on income (including interest, dividends and disposition proceeds), possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.


Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign securities markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign securities exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign securities exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.



The Funds may invest indirectly in the securities of foreign issuers through sponsored or unsponsored American Depository Receipts ("ADRs"), American Depository Shares ("ADSs"), Global Depository Receipts ("GDRs") and European Depository Receipts ("EDRs") or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as the underlying securities which they represent. Ownership of unsponsored ADRs, ADSs, GDRs and EDRs may not entitle the Funds to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs, ADSs, GDRs or EDRs. Generally, ADRs and ADSs in registered form, are designed for use in the U.S. securities markets. GDRs are designed for use in both the U.S. and European securities markets. EDRs, in bearer form, are designed for use in European securities markets. ADRs, ADSs, GDRs and EDRs also involve certain risks of other investments in foreign securities.


Guaranteed Investment Contracts: Guaranteed investment contracts, investment contracts or funding agreements (each referred to as a "GIC") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC generally becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment.


Illiquid Securities: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Money Market Funds will not hold more than 10% of the value of their respective net assets in securities that are illiquid. Repurchase agreements, time deposits and GICs that do not provide for payment to a Fund within seven days after notice, and illiquid restricted securities, are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by Nations Prime Fund may be subject to this limitation.

If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which are issued under Section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Directors/Trustees or the Adviser, acting under guidelines approved and monitored by such Fund's Board of Directors/Trustees, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illiquidity of a Fund holding such securities may increase during such period.


Interest Rate Transactions: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, i.e. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.


The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent a specified index is below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.


Money Market Instruments: The term "money market instruments" refers to instruments with remaining maturities of 397 days or less or obligations with greater maturities, provided such obligations are subject to demand features or resets which are less than 397 days. Money market instruments may include, among other instruments, certain U.S. Treasury Obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and Municipal Securities. Such instruments are described in this Appendix A.


Municipal Securities: The two principal classifications of municipal securities are "general obli-gation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.


Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal Securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.


Municipal Securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Inter-est payments on qualifying leases are exempt from Federal income tax.

In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/ dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.


A Fund may invest in short-term securities, in commitments to purchase such securities on a "when-issued" basis, and reserves the right to engage in "put" transactions on a daily, weekly or monthly basis. Securities purchased on a "when-issued" basis are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Funds will only commit to purchase a security on a when-issued basis with the intention of actually acquiring the security and will segregate sufficient liquid assets to meet its purchase obligation.


A "put" feature permits a Fund to sell a security at a fixed price prior to maturity. The underlying Municipal Securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the security as originally issued, it may not be marketable or assignable. Therefore, the put would only have value to the Fund. In certain cases a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Funds will limit their put transactions to institutions which the Adviser believes present minimal credit risk, pursuant to guidelines adopted by the Boards of Directors/Trustees. Nations Tax Exempt Fund may invest more than 40% of its portfolio in securities with put or demand features guaranteed by banks and other financial institutions. Accordingly, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the unique risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

Other Investment Companies: Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Pursuant to an exemptive order issued by the SEC, the Nations Funds' non-money market funds may purchase shares of Nations Funds' Money Market Funds.

Repurchase Agreements: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a maturity of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Funds.


Securities Lending: To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institu-tional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be creditworthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 33% of the value of its total assets, which may include cash collateral received for securities loans. Cash collateral received by a Nations Fund may be invested in a Nations Funds' Money Market Fund.

Short-Term Trust Obligations: Nations Prime Fund may invest in short-term obligations issued by special purpose trusts established to acquire specific issues of government or corporate securities. Such obligations entitle a Fund to a proportional fractional interest in payments received by a trust, either from the underlying securities owned by the trust or pursuant to other arrangements entered into by the trust. A trust may enter into a swap arrangement with a highly rated investment firm, pursuant to which the trust grants to the counterparty certain of its rights with respect to the securities owned by the trust in exchange for the obligation of the counterparty to make payments to the trust according to an established formula. The trust obligations purchased by a Fund must satisfy the quality and maturity requirements generally applicable to the Fund pursuant to Rule 2a-7 under the 1940 Act.


U.S. Government Obligations: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments, U.S. Treasury Obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association, some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

The market value of U.S. Government Obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.


Variable- and Floating-Rate Instruments:
Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic and foreign banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.


When-Issued, Delayed Delivery And Forward Commitment Securities: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of secu rities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

  Appendix B  --  Description Of Ratings





The following summarizes the highest three ratings used by S&P for corporate and municipal bonds:


       AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.


       AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.


       A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.


The following summarizes the highest three ratings used by Moody's for corporate and municipal bonds:


       Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


       Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa and A. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa and A groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1 and A1, respectively.

The following summarizes the highest three ratings used by D&P for bonds:

       AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk free U.S. Treasury debt.

       AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

       A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within this major category.


The following summarizes the highest three ratings used by Fitch for bonds:


       AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


       AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.


       A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.


The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:


       MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.


       MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:


       SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.


       SP-2 -- Satisfactory capacity to pay principal and interest.


The two highest rating categories of D&P for short-term debt are D-1 and D-2. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.


The following summarizes the two highest rating categories used by Fitch for short-term obligations:


       F1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.


       F1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F1+.


Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

D&P uses the short-term debt ratings described above for commercial paper.

Fitch uses the short-term debt ratings described above for commercial paper.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the three highest investment grade ratings used by BankWatch for long-term debt:


       AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.


       AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.


       A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.


The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.


       TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.


       TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

Prospectus
                                                               Investor A Shares
                                                                 August 1, 1998


This Prospectus describes the investment portfolios listed in the column to the right (each a "Fund") of Nations Fund Trust, Nations Fund, Inc. and Nations Fund Portfolios, Inc. ("Nations Portfolios"), each an open-end management investment company in the Nations Funds Family ("Nations Funds" or "Nations Funds Family"). This Prospectus describes one class of shares of each Fund -- Investor A Shares.

This Prospectus sets forth concisely the information about each Fund that a prospective purchaser of Investor A Shares should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios is contained in a separate Statement of Additional Information (the "SAI"), that has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by writing or calling Nations Funds at its address or telephone number shown below. The SAI for Nations Funds, dated August 1, 1998, is incorporated by reference in its entirety into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference in this Prospectus and other information regarding registrants that file electronically with the SEC. NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to each of the Funds. Gartmore Global Partners ("Gartmore") is the investment sub-adviser to Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations International Growth Fund. Boatmen's Capital Management, Inc. ("Boatmen's") is the investment sub-adviser to Nations U.S. Government Bond Fund, Brandes Investment Partners, L.P. ("Brandes") is the investment sub-adviser to Nations International Value Fund and Marsico Capital Management, LLC ("Marsico Capital") is the investment sub-adviser to Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund. TradeStreet Investment Associates, Inc. ("TradeStreet") is the investment sub-adviser to all other Nations Funds. As used herein the term "Adviser" shall mean NBAI, TradeStreet, Gartmore, Boatmen's, Brandes and/or Marsico Capital as the context may require, see "How The Funds Are Managed."


SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE SERVICES TO NATIONS FUNDS, FOR WHICH THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR NATIONS FUNDS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


EQUITY FUNDS:

Nations Value Fund
Nations Equity Income Fund
Nations Emerging Growth Fund
Nations Small Company Growth Fund
Nations Disciplined Equity Fund

Nations Capital Growth Fund

Nations Marsico Focused Equities Fund
Nations Marsico Growth & Income Fund
Nations International Equity Fund
Nations International Growth Fund
Nations International Value Fund
Nations Emerging Markets Fund

Nations Pacific Growth Fund

BALANCED FUND:

Nations Balanced Assets Fund


BOND FUNDS:

Nations U.S. Government Bond Fund
Nations Short-Intermediate Government Fund
Nations Government Securities Fund
Nations Short-Term Income Fund
Nations Diversified Income Fund
Nations Strategic Fixed Income Fund


TAX-EXEMPT BOND FUNDS:

Nations Short-Term Municipal Income Fund
Nations Intermediate Municipal Bond Fund

Nations Municipal Income Fund


For Fund information call:
1-800-321-7854


Nations Funds
c/o Stephens Inc.
One NationsBank Plaza
33rd Floor
Charlotte, NC 28255

(NATIONS FUNDS logo appears here)

NF-96134-8/98

                                Table Of Contents
About The Funds
                          Prospectus Summary                                  3
                          -----------------------------------------------------

                          Expenses Summary                                    6

                          -----------------------------------------------------

                          Objectives                                         10

                          -----------------------------------------------------

                          How Objectives Are Pursued                         12

                          -----------------------------------------------------

                          How Performance Is Shown                           31

                          -----------------------------------------------------

                          How The Funds Are Managed                          33

                          -----------------------------------------------------

                          Organization And History                           40

                          -----------------------------------------------------

                          How To Buy Shares                                  42

                          -----------------------------------------------------
About Your Investment

                          How To Redeem Shares                               44

                          -----------------------------------------------------

                          How To Exchange Shares                             45

                          -----------------------------------------------------

                          Shareholder Servicing And Distribution Plan        47

                          -----------------------------------------------------

                          How The Funds Value Their Shares                   48

                          -----------------------------------------------------

                          How Dividends And Distributions Are Made;
                          Tax Information                                    49

                          -----------------------------------------------------

                          Financial Highlights                               51

                          -----------------------------------------------------

                          Appendix A -- Portfolio Securities                 78

                          -----------------------------------------------------

                          Appendix B -- Description Of Ratings               89

                          -----------------------------------------------------

                          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds


  Prospectus Summary
o TYPE OF COMPANIES: Open-end management investment companies.

o INVESTMENT OBJECTIVES AND POLICIES:

o EQUITY FUNDS:

 o Nations Value Fund's investment objective is to seek growth of capital by investing in companies that are believed to be undervalued.


 o Nations Equity Income Fund's investment objective is to seek current income and growth of capital by investing primarily in companies with above-average dividend yields.


 o Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.

 o Nations Small Company Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities.

 o Nations Disciplined Equity Fund's investment objective is to seek growth of capital by investing in companies that are expected to produce significant increases in earnings per share.


 o Nations Capital Growth Fund's investment objective is to seek growth of capital by investing in companies that are believed to have superior earnings growth potential.


 o Nations Marsico Focused Equities Fund's investment objective is to seek long-term growth of capital. It is a non-diversified fund that pursues its objective by normally investing in a core position of 20-30 common stocks.


 o Nations Marsico Growth & Income Fund's investment objective is to seek long-term growth of capital with a limited emphasis on income. Under normal circumstances, the Fund pursues its objective by investing up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities that have income potential.

 o Nations International Equity Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

 o Nations International Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.

 o Nations International Value Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.

 o Nations Emerging Markets Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in emerging market countries, such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East, Africa and India.

 o Nations Pacific Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in the Pacific Basin and the Far East (excluding Japan).


o BALANCED FUND:

 o Nations Balanced Assets Fund's investment objective is to seek total return by investing in equity and fixed income securities.

o BOND FUNDS:


 o Nations U.S. Government Bond Fund's investment objective is to seek total return and preservation of capital by investing in U.S. Government securities and repurchase agreements collateralized by such securities.


 o Nations Short-Intermediate Government Fund's investment objective is to seek high current income consistent with modest fluctuation of principal. The Fund invests primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

 o Nations Government Securities Fund's investment objective is to seek high current income consistent with moderate fluctuation of principal. The Fund invests primarily in intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

 o Nations Short-Term Income Fund's investment objective is to seek high current income consistent with minimal fluctuation of principal. The Fund invests in investment grade debt securities.

 o Nations Diversified Income Fund's investment objective is to seek total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.

 o Nations Strategic Fixed Income Fund's investment objective is to seek total return by investing in investment grade fixed income securities.


o TAX-EXEMPT BOND FUNDS:


 o Nations Short-Term Municipal Income Fund's investment objective is to seek high current income exempt from Federal income tax consistent with minimal fluctuation of principal. The Fund invests in investment grade, short-term municipal securities.


 o Nations Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

 o Nations Municipal Income Fund's investment objective is to seek high current income exempt from Federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

o INVESTMENT ADVISER: NationsBanc Advisors, Inc, serves as the investment adviser to the Funds. NBAI provides investment management services to more than 60 investment company portfolios in the Nations Funds Family. TradeStreet Investment Associates, Inc., an affiliate of NBAI, provides investment sub-advisory services to certain of the Funds, Gartmore Global Partners provides investment sub-advisory services to Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations International Growth Fund, Boatmen's Capital Management, Inc. provides investment sub-advisory services to Nations U.S. Government Bond Fund, Brandes Investment Partners, L.P. provides investment sub-advisory services to Nations International Value Fund and Marsico Capital Management, LLC provides investment sub-advisory services to Nations

  Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund. For more information about the investment adviser and investment sub-advisers to the Nations Funds, see "How The Funds Are Managed."

o DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared and paid monthly by Nations Capital Growth Fund, Nations Disciplined Equity Fund, Nations Equity Income Fund, Nations Value Fund and Nations Small Company Growth Fund. Dividends from net investment income are declared and paid annually by Nations International Growth Fund and Nations International Value Fund. All other Equity Funds and the Balanced Fund declare and pay dividends from net investment income each calendar quarter. The Bond Funds and Tax-Exempt Bond Funds declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains, are distributed at least annually.

o RISK FACTORS: Although NBAI, together with the sub-advisers, seek to achieve the investment objective of each Fund, there is no assurance that they will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the stocks the Fund holds may decline over short or even extended periods. The U.S. stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, the stock markets, as measured by the S&P 500 Index (as defined below) and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue. In addition, certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities, including U.S. Government Obligations (as defined below), will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not issued or guaranteed by the U.S. Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Certain of the Funds' investments may constitute derivative securities. Certain types of derivative securities can, under particular circumstances, significantly increase an investor's exposure to market and other risks. Certain of the Funds invest in foreign securities which present additional risks associated with international investing, including, among others, heightened economic and political risk, as well as foreign currency risk. For a discussion of these and other factors, see "How Objectives Are Pursued -- Risk Considerations," "How Objectives Are Pursued -- Special Risk Considerations Relevant to an Investment in Nations International Funds" and "Appendix A."


o MINIMUM PURCHASE: $1,000 minimum initial investment per record holder except that the minimum initial investment is: $500 for Individual Retirement
  Account ("IRA") investors; $250 for non-working spousal IRAs or accounts established with certain fee-based investment advisers or financial planners, including wrap fee accounts and other managed agency/asset allocation accounts; and $100 for investors participating on a monthly basis in the Systematic Investment Plan. There is no minimum investment amount for investments by certain 401(k) and employee pension plans or salary reduction. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan. See "How To Buy Shares."

     Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for the Investor A Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

NATIONS FUNDS EQUITY FUNDS INVESTOR A SHARES

                                                                  Nations        Nations    Nations Small      Nations
Shareholder Transaction                               Nations      Equity       Emerging       Company      Disciplined
Expenses                                           Value Fund   Income Fund   Growth Fund    Growth Fund    Equity Fund
Sales Load Imposed on Purchases                       None         None          None            None          None
Deferred Sales Charge                                 None         None          None            None          None
Redemption Fees Payable to the Fund1                 1.00%        1.00%         1.00%           1.00%         1.00%
Annual Fund Operating
Expenses
(as a percentage of average net assets)
Management Fees (After Fee Waivers)                   .75%         .63%          .75%            .75%          .75%
Rule 12b-1 Fees (Including Shareholder Servicing
 Fees)                                                .25%         .25%          .25%            .25%          .25%
Other Expenses (After Expense Reimbursements)         .19%         .23%          .23%            .20%          .23%
Total Operating Expenses (After Fee Waivers and
 Expense Reimbursements)                             1.19%        1.11%         1.23%           1.20%         1.23%

1 There is a 1% redemption fee retained by the Fund or Funds which is imposed only on certain redemptions by Substantial Shareholders (as defined below) of Investor A Shares held less than 18 months. See "How To Redeem Shares -- Redemption Fee."

                 NATIONS FUNDS EQUITY FUNDS INVESTOR A SHARES

                                                          Nations         Nations
                                            Nations       Marsico        Marsico        Nations          Nations        Nations
Shareholder Transac-                       Capital        Focused        Growth &    International   International   International
tion Expenses                            Growth Fund   Equities Fund   Income Fund    Equity Fund     Growth Fund     Value Fund
Sales Load Imposed on Purchases            None            None            None          None            None            None
Deferred Sales Charge                      None            None            None          None            None            None
Redemption Fees Payable to the Fund(1)     1.00%           1.00%           1.00%         1.00%           1.00%           1.00%
Annual Fund Operating
Expenses
(as a percentage of average net
assets)
Management Fees (After Fee Waivers)         .75%            .85%            .85%          .90%            .90%            .90%
Rule 12b-1 Fees (Including Shareholder
 Servicing Fees)                            .25%            .25%            .25%          .25%            .25%            .25%
Other Expenses (After Expense
 Reimbursements)                            .20%            .40%            .40%          .24%            .22%            .22%
Total Operating Expenses (After Fee
 Waivers and Expense
 Reimbursements)                           1.20%           1.50%           1.50%         1.39%           1.37%           1.37%

1 There is a 1% redemption fee retained by the Fund or Funds which is imposed only on certain redemptions by Substantial Shareholders (as defined below) of Investor A Shares held less than 18 months. See "How To Redeem Shares -- Redemption
     Fee."

NATIONS FUNDS EQUITY/BALANCED/BOND FUNDS INVESTOR A SHARES

                                                                                                    Nations
                                                                                      Nations       Short-       Nations
                                            Nations       Nations        Nations       U.S.      Intermediate   Government
Shareholder Transac-                       Emerging       Pacific       Balanced    Government    Government    Securities
tion Expenses                            Markets Fund   Growth Fund   Assets Fund    Bond Fund       Fund          Fund
Sales Load Imposed on Purchases             None           None          None          None          None          None
Deferred Sales Charge                       None           None          None          None          None          None
Redemption Fees Payable to the Fund(1)      1.00%          1.00%         1.00%         1.00%        1.00%          1.00%
Annual Fund Operating
Expenses
(as a percentage of average net
assets)
Management Fees (After Fee Waivers)         1.10%           .90%          .75%          .40%         .40%           .50%
Rule 12b-1 Fees (Including Shareholder
 Servicing Fees) (After Fee Waivers)         .25%           .25%          .25%          .25%         .20%           .25%
Other Expenses (After Expense
 Reimbursements)                             .47%           .47%          .33%          .20%         .21%           .35%
Total Operating Expenses (After Fee
 Waivers and Expense
 Reimbursements)                            1.82%          1.62%         1.33%          .85%         .81%          1.10%

1 There is a 1% redemption fee retained by the Fund or Funds which is imposed only on certain redemptions by Substantial Shareholders (as defined below) of Investor A Shares held less than 18 months. See "How To Redeem Shares -- Redemption Fee."

                  NATIONS FUNDS BOND FUNDS INVESTOR A SHARES

                                                                                 Nations                    Nations
                                                                              Short-Term     Nations      Strategic
                                                                                Income     Diversified      Fixed
Shareholder Transaction Expenses                                                 Fund      Income Fund   Income Fund
Sales Load Imposed on Purchases                                                  None         None          None
Deferred Sales Charge                                                            None         None          None
Redemption Fees Payable to the Fund(1)                                           1.00%        1.00%         1.00%
Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fees (After Fee Waivers)                                               .30%         .50%          .50%
Rule 12b-1 Fees (Including Shareholder Servicing Fees) (After Fee Waivers)        .20%(2)      .25%          .20%
Other Expenses (After Expense Reimbursements)                                     .26%         .23%          .20%
Total Operating Expenses (After Fee Waivers and Expense Reimbursements)           .76%         .98%          .90%

1 There is a 1% redemption fee retained by the Fund or Funds which is imposed only on certain redemptions by Substantial Shareholders (as defined below) of Investor A Shares held less than 18 months. See "How To Redeem Shares -- Redemption Fee."
2 Shareholder servicing fees for Nations Short-Term Municipal Income Fund are paid pursuant to a separate Shareholder Servicing Plan. See "Shareholder Servicing And Distribution Plan."


NATIONS FUNDS TAX-EXEMPT BOND FUNDS INVESTOR A SHARES

                                                                                 Nations       Nations
                                                                               Short-Term   Intermediate      Nations
                                                                               Municipal      Municipal     Municipal
Shareholder Transaction Expenses                                              Income Fund     Bond Fund    Income Fund
Sales Load Imposed on Purchases                                                  None           None          None
Deferred Sales Charge                                                            None           None          None
Redemption Fees Payable to the Fund(1)                                           1.00%          1.00%         1.00%
Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fees (After Fee Waivers)                                               .17%           .34%          .42%
Rule 12b-1 Fees (Including Shareholder Servicing Fees) (After Fee Waivers)        .20%           .20%          .20%
Other Expenses (After Expense Reimbursements)                                     .23%           .16%          .18%
Total Operating Expenses (After Fee Waivers and Expense Reimbursements)           .60%           .70%          .80%

1 There is a 1% redemption fee retained by the Fund or Funds which is imposed only on certain redemptions by Substantial Shareholders (as defined below) of Investor A Shares held less than 18 months. See "How To Redeem Shares -- Redemption Fee."

Examples: You would pay the following expenses on a $1,000 investment in Investor A Shares of the indicated Fund, assuming (1) a 5% annual return and
(2) redemption at the end of each time period.

                                                                                                Nations   Nations
                                                       Nations                                  Marsico   Marsico
                           Nations        Nations       Small         Nations      Nations      Focused   Growth &
              Nations       Equity       Emerging      Company     Disciplined     Capital     Equities    Income
            Value Fund   Income Fund   Growth Fund   Growth Fund   Equity Fund   Growth Fund     Fund       Fund
           ------------ ------------- ------------- ------------- ------------- ------------- ---------- ---------
1 Year         $ 12          $ 11          $ 13          $ 12          $ 13          $ 12        $ 15       $ 15
3 Years        $ 38          $ 35          $ 39          $ 38          $ 39          $ 38        $ 47       $ 47
5 Years        $ 65          $ 61          $ 68          $ 66          $ 68          $ 66        $ 82       $ 82
10 Years       $144          $135          $149          $145          $149          $145        $179       $179

                Nations
            International      Nations          Nations
                Equity      International   International
                 Fund        Growth Fund      Value Fund
           --------------- --------------- ---------------
1 Year           $ 14            $ 14            $ 14
3 Years          $ 44            $ 43            $ 43
5 Years          $ 76            $ 75            $ 75
10 Years         $167            $165            $165

                                                                          Nations
                                                                           Short-
               Nations        Nations       Nations      Nations U.S.   Intermediate
              Emerging       Pacific       Balanced       Government     Government
            Markets Fund   Growth Fund   Assets Funds     Bond Fund         Fund
           -------------- ------------- -------------- --------------- -------------
1 Year          $ 18           $ 16          $ 14            $  9           $  8
3 Years         $ 57           $ 51          $ 42            $ 27           $ 26
5 Years         $ 99           $ 88          $ 73            $ 47           $ 45
10 Years        $214           $192          $160            $105           $100

              Nations                                   Nations        Nations       Nations
            Government     Nations        Nations      Strategic     Short-Term   Intermediate     Nations
            Securities    Short-Term   Diversified   Fixed Income    Municipal      Municipal     Municipal
               Fund      Income Fund   Income Fund       Fund       Income Fund     Bond Fund    Income Fund
           ------------ ------------- ------------- -------------- ------------- -------------- ------------
1 Year         $ 11          $ 8           $ 10          $  9           $ 6            $ 7           $ 8
3 Years        $ 35          $24           $ 31          $ 29           $19            $22           $26
5 Years        $ 61          $42           $ 54          $ 50           $33            $39           $44
10 Years       $134          $94           $120          $111           $75            $87           $99

The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor A Shares will bear either directly or indirectly. The figures contained in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and/or reimbursements will continue. In particular, to the extent Other Expenses are less than those shown, waivers and/or reimbursements of Management Fees, if any, may decrease. Shareholders will be notified of any decrease that materially increases Total Operating Expenses. If fee waivers and/or reimbursements are decreased or discontinued, the amounts contained in the "Examples" above may increase. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed." For a more complete description of the Rule 12b-1 and shareholder servicing fees payable by the Funds, see "Shareholder Servicing And Distribution Plan."

Absent fee waivers, "Management Fees" and "Total Operating Expenses" for Investor A Shares of the indicated Fund would have been as follows: Nations International Value Fund 1.00% and 1.47%, respec-tively; Nations Government Securities Fund -- .64% and 1.24%, respectively; and Nations Diversified Income Fund -- .60% and 1.08%, respectively.

Absent fee waivers, "Management Fees," "12b-1 Fees" and "Total Operating Expenses" for Investor A Shares of the indicated Fund would have been as follows: Nations Short-Intermediate Government Fund -- .60%, .25% and 1.06%, respectively; and Nations Short-Term Income Fund -- .60%, .25% and 1.11%, respectively.

Absent expense reimbursements, "Other Expenses" and "Total Operating Expenses" for Investor A Shares of the indicated Fund would have been as follows: Nations Value Fund -- .20% and 1.20%, respectively; Nations International Growth --
 .27% and 1.42%, respectively; Nations Marsico Focused Equities Fund -- .67% and 1.77%, respectively; and Nations Marsico Growth & Income Fund -- 1.12% and 2.22%.

Absent fee waivers and expense reimbursements, "Management Fees," "Other Expenses" and "Total Operating Expenses" for Investor A Shares of the indicated Fund would have been as follows: Nations Small Company Growth Fund -- 1.00%,
 .26% and 1.51%, respectively; and Nations U.S. Government Bond Fund -- .60%, .26% and 1.11%, respectively.

Absent fee waivers and expense reimbursements, "Management Fees," "12b-1 Fees," "Other Expenses" and "Total Operating Expenses" for the indicated Fund would have been as follows: Nations Strategic Fixed Income Fund -- .60%, .25%, .23% and 1.08%, respectively; Nations Municipal Income Fund -- .60%, .25%, .24% and 1.09%, respectively; Nations Short-Term Municipal Income Fund -- .50%, .25%,
 .27% and 1.02%, respectively; and Nations Intermediate Municipal Fund .50%, .25%, .24% and .99%, respectively.

Effective May 1999, it is anticipated that certain voluntary Total Operating Expenses limits put in place in connection with the reorganization of The Pilot Funds into the Nations Funds will terminate with respect to the following
Funds: Nations Value Fund, Nations Strategic Fixed Income Fund, Nations Equity Income Fund, Nations Disciplined Equity Fund, Nations U.S. Government Bond Fund, Nations Small Company Growth Fund, Nations International Growth Fund, and Nations Short Intermediate Government Bond Fund. For more information, see the SAI.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

  Objectives

Equity Funds:
Nations Value Fund: Nations Value Fund's investment objective is to seek growth of capital by investing in companies that are believed to be undervalued.

Nations Equity Income Fund: Nations Equity Income Fund's investment objective is to seek current income and growth of capital by investing primarily in companies with above-average dividend yields.

Nations Emerging Growth Fund: Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.

Nations Small Company Growth Fund: Nations Small Company Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities.

Nations Disciplined Equity Fund: Nations Disciplined Equity Fund's investment objective is to seek growth of capital by investing in companies that are expected to produce significant increases in earnings per share.


Nations Capital Growth Fund: Nations Capital Growth Fund's investment objective is to seek growth of capital by investing in companies that are believed to have superior earnings growth potential.


Nations Marsico Focused Equities Fund: Nations Marsico Focused Equities Fund's investment objective is to seek long-term growth of capital.

Nations Marsico Growth & Income Fund: Nations Marsico Growth & Income Fund's investment objective is to seek long-term growth of capital with a limited emphasis on income.

Nations International Equity Fund: Nations International Equity Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

Nations International Growth Fund: Nations International Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.

Nations International Value Fund: Nations International Value Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.

Nations Emerging Markets Fund: Nations Emerging Markets Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in emerging market countries, such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East, Africa and India.

Nations Pacific Growth Fund: Nations Pacific Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in the Pacific Basin and the Far East (excluding Japan).



Balanced Fund:

Nations Balanced Assets Fund: Nations Balanced Assets Fund's investment objective is to seek total return by investing in equity and fixed income securities.

Bond Funds:

Nations U.S. Government Bond Fund: Nations U.S. Government Bond Fund's investment objective is to seek total return and preservation of capital by investing in U.S. Government securities and repurchase agreements collateralized by such securities.

Nations Short-Intermediate Government Fund: Nations Short-Intermediate Government Fund's investment objective is to seek high current income consistent with modest fluctuation of principal. The Fund invests primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Nations Government Securities Fund: Nations Government Securities Fund's investment objective is to seek high current income consistent with moderate fluctuation of principal. The Fund invests primarily in intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Nations Short-Term Income Fund: Nations Short-Term Income Fund's investment objective is to seek high current income consistent with minimal fluctuation of principal. The Fund invests in investment grade debt securities.

Nations Diversified Income Fund: Nations Diversified Income Fund's investment objective is to seek total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.

Nations Strategic Fixed Income Fund: Nations Strategic Fixed Income Fund's investment objective is to seek total return by investing in investment grade fixed income securities.


Tax-Exempt Bond Funds:

Nations Short-Term Municipal Income Fund: Nations Short-Term Municipal Income Fund's investment objective is to seek high current income exempt from Federal income tax consistent with minimal fluctuation of principal. The Fund invests in investment grade, short-term municipal securities.


Nations Intermediate Municipal Bond Fund: Nations Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.


Nations Municipal Income Fund: Nations Municipal Income Fund's investment objective is to seek high current income exempt from Federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. The net asset value of the shares of the Funds will fluctuate based on market conditions. Therefore, investors should not rely upon the Funds for short-term financial needs nor are the Funds meant to provide a vehicle for participating in short-term swings in the stock market. Investments in the Funds are not insured against loss of principal.


  How Objectives Are Pursued

Equity Funds:

Nations Value Fund: The Fund invests in stocks drawn from a broad universe of companies monitored by the Adviser. The Adviser closely monitors these companies, rating them for quality and projecting their future earnings and dividends as well as other factors. To qualify for purchase, an issuer would normally have a market capitalization of $500 million or more and have an average daily trading volume of at least $3 million. These requirements are generally considered by the Adviser to be adequate to support normal purchase and sale activity without materially affecting prevailing market prices of the issuer's shares. The Adviser also analyzes key financial ratios that measure the growth, profitability, and leverage of such issuers that it believes will help maintain a portfolio of above-average quality.


Stocks are selected from this universe based on the Adviser's judgment of their total return potential. The Adviser buys stocks that it believes are undervalued relative to the overall stock market. The principal factor considered by the Adviser in making these determinations is the ratio of a stock's price to earnings relative to corresponding ratios of other stocks issued by companies in the same industry or economic sector. The Adviser believes that companies with lower price-to-earnings ratios are more likely to provide better opportunities for capital appreciation. This "value" approach typically produces a dividend yield greater than the market average. The Adviser will attempt to temper risk by broad diversification among economic sectors and industries. Through this strategy, the Fund pursues above-average returns while seeking to avoid above-average risks.

The Fund invests under normal market conditions at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stock, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may invest up to 20% of its assets in foreign securities. The Fund also may hold up to 20% of its total assets in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), and investment grade securities of domestic companies. Obligations with the lowest investment grade rating (E.G. rated "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investor's Service, Inc. ("Moody's")) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.

The Fund may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.

Nations Equity Income Fund: The investment program of the Fund is based on several premises. First, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Second, diversifying equity holdings in a manner that includes every major economic sector contributes to reduced volatility, without a commensurate reduction in expected investment return. Finally, investing in dividend paying stocks in all the economic sectors can provide greater income than provided by the stocks in Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index")(1) with less volatility. Collectively, these traits may be combined in such a fashion as to produce returns in excess of the market (S&P 500 Index) on a comparable risk basis.


New purchases for the Fund will generally be made in equity securities that:

o are income producing;
o appear undervalued relative to the S&P 500 Index on a risk adjusted basis;
     and
o have favorable trends in personal stock ownership by the underlying company's officers and/or directors.


To achieve its objective, the Fund, under normal circumstances, will invest at least 65% of its assets in income-producing common stocks, including securities convertible into or ultimately exchangeable for common stock (I.E., convertible bonds or convertible preferred stock), whose prospects for dividend growth and capital appreciation are considered favorable by the Adviser. The securities held by the Fund generally will be listed on a national exchange or, if not so listed, will usually have an established over-the-counter market.

In order to further enhance its income, the Fund also may invest its assets in fixed income securities (corporate and government bonds of various maturities), preferred stocks and warrants. The Fund may invest in debt securities that are considered investment grade (E.G. securities rated in one of the top four investment categories by S&P or Moody's, or if not rated, are of equivalent investment quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories (E.G., rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. The Fund also may invest up to 5% of its assets in debt securities that are rated below investment grade (E.G. rated "BB" by S&P or "Ba" by Moody's), or if not rated, are of equivalent investment quality as determined by the Adviser. Non-investment-grade debt securities, sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. The Fund will invest in such high-yield debt securities only when the Adviser believes that the issue presents minimal credit risk. For a description of corporate debt ratings, see "Appendix B." Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest up to 20% of its total assets in foreign securities. The Fund will treat foreign securities as illiquid unless there is an active and substantial secondary market for such securities.

The Fund may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.

Nations Emerging Growth Fund: The Fund will invest in equity securities, consisting of common stocks, preferred stocks and convertible secu-

---------------------

1 "Standard & Poor's" and "Standard & Poor's 500" are trademarks of The
   McGraw-Hill Companies, Inc.

rities, such as warrants, rights and securities convertible into common stocks, selected from a universe of emerging growth companies monitored by the Adviser. Most of the companies will have revenues between $50 million and $1.5 billion and a debt ratio of less than 50% of capitalization. The universe focuses on companies with above average earnings growth rates and profit margins, yet the portfolio may include positions of special situation companies whose growth is expected to accelerate. These companies are believed to offer significant opportunities for capital appreciation and the Adviser will attempt to identify these opportunities before their potential is recognized by investors in general.

In managing the Fund, the Adviser applies a disciplined process with rigorous fundamental analysis providing the basis for stock selection. Its methodology combines fundamental, valuation and momentum-based disciplines in portfolio construction. First, the Adviser evaluates nearly 1500 stocks by using quantitative modeling techniques. Companies within this universe are analyzed using the following criteria: earnings growth trends, earnings momentum, earnings estimate trends, relative price performance and importantly, valuation or price/earnings ratios relative to forecasted earnings growth. Next, the Adviser conducts a bottom-up, fundamental analysis of each candidate company. This process, which involves using both internal and external research and conducting one on one conversations with senior company executives, requires several steps: gaining an understanding of the business, evaluating its growth potential, risks and competitive strengths, discussing its growth strategy with company management, and validating that strategy with third parties and the Adviser's network of regional brokerage research resources. Stocks are selected after this rigorous analysis only when their valuation is attractive relative to forecasted growth.


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. The Fund may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.

The volatility of emerging growth stocks is greater than that of larger companies. Many of these stocks trade over-the-counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 130 companies which represent a broad range of industries and sectors, both in the United States and abroad. Although the Fund invests primarily in securities of U.S. issuers, it may invest up to 20% of its total assets in foreign securities.


Nations Small Company Growth Fund: In pursuing its investment objective, under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and convertible debt. In addition, the Fund will invest at least 65% of its total assets in companies with a market capitalization of $1 billion or less.



The investment philosophy of Nations Small Company Growth Fund is based on the premise that stock prices are driven by earnings growth and that superior stock market returns occur when a company experiences rapid and accelerating earnings growth due to improving fundamentals.


In managing the Fund, the Adviser applies a disciplined process with rigorous fundamental analysis providing the basis for stock selection. Its methodology combines fundamental, valuation and momentum-based disciplines in portfolio construction. First, the Adviser evaluates nearly 5000 stocks by using quantitative modeling techniques. Companies with a market capitalization of less than $1 billion are analyzed using the following criteria: earnings growth trends, earnings momentum, earnings estimate trends, relative price performance and importantly, valuation or price-to-earnings ratios relative to forecasted earnings growth. Next, the Adviser conducts a bottom-up, fundamental analysis of each candidate company. This process, which involves using both internal and external research and conducting one on one conversations with senior company executives, requires several steps: gaining an understanding of the business, evaluating its growth potential, risks and competitive strengths, discussing the growth strategy with company management, and validating that strategy with third parties and the Adviser's network of regional brokerage research resources.

Overall, the Fund's strategy is to own those investments offering both attractive fundamental valuation and relatively good prospects for earnings improvement. Typically, two types of companies are candidates for purchase: (i) mature companies which may have fallen from a larger market value due to business difficulties, but which now exhibit improving prospects; and (ii) smaller or younger companies which are experiencing strong trends in earnings growth, but remain reasonably valued and therefore offer premium growth at a discount in comparison to other companies.


The Fund's weighted median capitalization generally is not expected to exceed 125% of the weighted median capitalization of the Russell 2000 Small Stock Index (the "Russell 2000") as measured on a quarterly basis, although this may vary from time to time. The volatility of the small cap growth stocks in which the Fund invests is greater than that of larger companies. Many of these stocks trade over-the-counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 130 companies which represent a broad range of industries and sectors, both in the United States and abroad.


The Fund may invest up to 35% of its total assets in securities of issuers with a market capitalization greater than $1 billion and in debt securities. However, the Fund will not invest more than 10% of its total assets in debt securities, unless the Fund assumes a temporary defensive position as discussed below. Debt securities, if any, purchased by the Fund will be rated "AA" or above by S&P or "Aa" or above by Moody's or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt securities. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, the U.S. and foreign governments and international organizations (such as the International Bank for Reconstruction and Development (the "World Bank")), and money market instruments.


The Fund may invest in common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements. The Fund currently intends to limit any investment in foreign securities to 20% of total assets.


Nations Disciplined Equity Fund: The investment philosophy of the Fund is based on the premise that companies with positive earnings trends also should experience positive trends in their share price. Based on this philosophy, the Fund invests primarily in the common stocks of companies that the Adviser believes are likely to experience significant increases in earnings. By pursuing this investment philosophy, the Fund seeks to provide investors with long-term capital appreciation which exceeds that of the S&P 500 Index.


In selecting stocks for the Fund, the Adviser utilizes quantitative analysis and optimization tools. This approach seeks to identify companies with improving profit potential through analysis of earnings forecasts issued by investment banks, broker/ dealers and other investment professionals. The Adviser believes that companies experiencing such earnings trends have the potential to generate significant increases in per share earnings. The Adviser also believes that companies with increasing earnings should experience positive trends in their stock price. The quantitative analysis also includes ranking the attractiveness of equity securities according to a multi-factor valuation model. Both value and growth factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while growth characteristics such as price momentum, earnings growth and earnings acceleration measure a stock relative to others in the same industry. The objective is to maintain a broadly diversified portfolio which ranks in the top quartile on earnings momentum and in the top third on valuation. This approach generally produces a dividend yield less than the market average. Although this Fund seeks to invest in attractively priced securities with increasing earnings, its investment objective focuses on long-term capital appreciation; income is not an objective of this Fund.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of domestic issuers. With respect to the remainder of the Fund's assets, the Fund may invest in a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. government and corporate debt securities and various money market instruments. The Fund will invest primarily in medium- and large-sized companies (I.E. companies with market capitalizations of $1 billion or greater) that are determined to have favorable price-to-earnings ratios. The Fund also may invest in securities issued by companies with market capitalizations of less than $1 billion. The volatility of small-capitalization stocks is typically greater than that of larger companies. To help reduce risk, the Fund will invest in the securities of companies representing a broad range of industries and economic sectors.


The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (E.G. securities rated in one of the top four investment categories by a nationally recognized statistical rating organization ("NRSRO") or, if not rated, are of equivalent quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.



The Fund may invest up to 20% of its total assets in foreign securities. For temporary defensive purposes if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments, money market instruments and repurchase agreements.


Nations Capital Growth Fund: The investment philosophy of the Fund is based on the belief that companies with superior growth characteristics selling at reasonable prices will, over time, outperform the market. Therefore, the Fund will generally seek to invest in larger capitalization, high-quality companies which possess above average earnings growth potential.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:

o above-average earnings growth relative to the S&P 500 Index;
o established operating histories, strong balance sheets and favorable financial characteristics; and
o above-average return on equity relative to the S&P 500 Index.

In addition, the Fund's investment program enables it to invest in the following types of companies:

o companies that generate or apply new technologies, new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising and health service industries;
o companies that own or develop natural resources, such as energy exploration companies;
o companies that may benefit from changing consumer demands and lifestyles, such as financial service organizations and telecommunication companies;
o foreign companies, including those in countries with more rapid economic growth than the U.S.;
o companies whose earnings growth is projected at a pace in excess of the average company (I.E., growth companies); and
o companies whose earnings are temporarily depressed and are currently out of favor with most investors.

Through intensive research, visits to many companies each year, and efficient response to changing market conditions, the Adviser seeks to make the most of the Fund's flexible charter.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stocks and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly traded common stocks of companies incorporated in the United States, the Fund may invest up to 20% of its total assets in foreign securities.

The Fund may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.

Nations Marsico Focused Equities Fund: Nations Marsico Focused Equities Fund is a non-diversified fund that pursues its objective by normally investing in a core position of 20-30 common stocks. Under normal circumstances, the Fund invests at least 65% of its assets in large capitalization common stocks selected for their growth potential. The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities.


In building the portfolio, the Adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. To identify such opportunities, the Adviser looks for a combination of four characteristics:

o Change -- The Adviser believes that extraordinary growth derives from products, markets and technologies that are in flux.

o Franchise -- The Adviser looks for strong brand franchises that can be leveraged in a changing global environment.

o Global reach -- The Adviser selects securities without geographic bias in the belief that the global market is both a source of growth opportunity and a hedge against fluctuations and dislocations of local markets.

o Themes -- The Adviser seeks companies that are moving with, not against, the major social, economic and cultural shifts taking place in the world.

Once an opportunity is identified, it is subjected to a disciplined analytic process including both "top-down" and "bottom-up" elements. The "top-down" element of the process takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape, and also analyzes such factors as the most attractive global opportunities, industry consolidation and the sustainability of economic trends. With respect to the "bottom-up" element, the Adviser considers company fundamentals such as commitment to research, market franchise and management's strength and vision to determine the present and future value of the company as an investment.


Realization of income is not a significant investment consideration. Any income realized on the Fund's investments will be incidental to its objective.



Nations Marsico Growth & Income Fund: Under normal circumstances, Nations Marsico Growth & Income Fund pursues its objective by investing up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities that have income potential. The Fund typically emphasizes the growth component. However, in adverse market conditions, the Fund may reduce the growth component of its portfolio to 25% of its assets. The Fund may invest in any combination of common stock, preferred stock, warrants, convertible securities and debt securities. However, it is expected that the Fund will emphasize investments in large capitalization common stocks. The Fund may shift assets between the growth and income components of its portfolio based on the Adviser's analysis of relevant market, financial and economic conditions. If the Adviser believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, then the Fund will place a greater emphasis on the growth component. In building the portfolio, the Adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. To identify such opportunities, the Adviser looks for a combination of four characteristics:

o Change -- The Adviser believes that extraordinary growth derives from products, markets and technologies that are in flux.

o Franchise -- The Adviser looks for strong brand franchises that can be leveraged in a changing global environment.

o Global reach -- The Adviser selects securities without geographic bias in the belief that the global market is both a source of growth opportunity and a hedge against fluctuations and dislocations of local markets.

o Themes -- The Adviser seeks companies that are moving with, not against, the major social, economic and cultural shifts taking place in the world.

Once an opportunity is identified, it is subjected to a disciplined analytic process including both "top-down" and "bottom-up" elements. The "top-down" element of the process takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape, and also analyzes such factors as the most attractive global opportunities, industry consolidation and the sustainability of economic trends. With respect to the "bottom-up" element, the Adviser considers company fundamentals such as commitment to research, market franchise and management's strength and vision to determine the present and future value of the company as an investment.

Because income is a part of the investment objective of the Fund, the Adviser may also consider dividend-paying characteristics in selecting equity securities for the Fund. The Fund may also find opportunities for capital growth from debt securities because of anticipated changes in interest rates, credit standing, currency relationships or other factors. Investors in the Fund should keep in mind that the Fund is not designed to produce a consistent level of income.

Nations International Equity Fund: The Fund intends to diversify investments broadly among countries and to normally invest in securities representing at least three different countries. The Fund may invest in companies in the Far East and Western Europe as well as Australia, Canada, and other areas (including developing countries). Under unusual circumstances, however, the Fund may invest substantially all of its assets in companies in one or two countries.

In seeking to achieve its objective, the Fund will invest at least 65% of its assets in common stocks of established non-United States companies that the Adviser believes have potential for growth of capital. The Fund may invest up to 35% of its assets in any other type of security including: convertible securities; preferred stocks; bonds, notes and other debt securities (including Eurodollar securities); and obligations of domestic or foreign governments and their political subdivisions.

The Fund also may invest in American Depository Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depository Receipts ("EDRs"), American Depository Shares ("ADSs"), bonds, notes, other debt securities of foreign issuers, securities of foreign investment funds or trusts and real estate investment trust securities. For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or U.S. dollar-denominated instruments.

Nations International Growth Fund: In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65% of its total assets in foreign equity securities listed on major exchanges, consisting of common stocks, preferred stocks, convertible securities, such as warrants, rights and convertible debt. The Fund may purchase the stock of small-, mid- and large-capitalization companies.

The Fund may invest up to 35% of its total assets in securities of issuers domiciled in developing countries. These countries are generally located in Eastern Europe, the Asia-Pacific region, Latin and South America, Africa and, subject to approval by the Board of Directors, the former Soviet Union and the Middle East. Debt securities, if any, purchased by the Fund will be rated in the top two categories by an NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt and equity securities of U.S. issuers. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, foreign governments and international organizations (such as the World Bank), including money market instruments.

The Fund may invest in common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repur-chase agreements. The Fund also may invest in ADRs, GDRs, EDRs and ADSs. For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or U.S. dollar-denominated instruments.


Nations International Value Fund: The Fund will pursue its investment objective, under normal market conditions, by investing its assets in the securities of issuers located in at least three different foreign countries. Although the Fund may earn income from dividends, interest and other sources, income will be incidental to the Fund's investment objective. The Fund emphasizes investments in established companies, although it may invest in companies of various sizes as measured by assets, sales and capitalization.


The Fund intends to invest at least 65% of its total assets in equity securities of non-United States issuers whose market capitalizations exceed $1 billion at the time of purchase. These securities may include common stocks, preferred stocks, securities convertible into common stocks, shares of closed-end investment companies, ADRs, EDRs, and/or GDRs. Although the Fund intends to invest primarily in equity securities listed on stock exchanges, the Fund may also invest in equity securities traded in over the counter markets and in private placements. The Fund is not subject to any specific geographic diversification requirements. Countries in which the Fund may invest include, but are not limited to, the nations of Western Europe, North and South America, Australia, Africa, and Asia.


The Adviser's approach in selecting investments for the Fund is oriented to individual stock selection and is value driven as described below. Typically, no more than 5% of total Fund assets will be invested in any one equity security at the time of purchase. With respect to Fund investments in any particular country or industry, the Fund may typically invest up to the greater of either (a) 20% of its total assets in any particular country or industry at the time of purchase or (b) 150% of the weighting of such country or industry as represented in the Morgan Stanley Capital International ("MSCI") EAFE Index at the time of purchase, but in no event may the Fund invest more than 25% of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities). Generally, no more than 20% of the value of the Fund's total assets, measured at the time of purchase, may be invested in securities of companies located in emerging or developing countries. As used in this Prospectus, the term "emerging" or "developing" country applies to any country which is generally considered to be an emerging or developing country by the international financial community, which includes the World Bank and the International Finance Corporation. There are currently over 130 countries which are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most nations located in Western Europe. Currently, investing in many emerging countries is not feasible or may involve unacceptable political risks. Emerging markets securities pose greater liquidity and other risks than securities of companies located in developed countries and traded in more established markets.



The Adviser to the Fund is committed to the use of the Graham and Dodd-style value investing approach as introduced in the classic book SECURITY ANALYSIS. Using this philosophy, the Adviser views stocks as small pieces of businesses which are for sale. It seeks to purchase a diversified group of these businesses at prices its research indicates are below their true long-term, or intrinsic, value. By purchasing stocks whose current prices are believed to be below their intrinsic values, the Adviser seeks to secure not only a possible margin of safety against price declines, but also an attractive opportunity for profit over the business cycle.


In analyzing a company's long-term value, the Adviser uses sources of information such as company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports, and interviews with company management. Its focus is on fundamental characteristics of a company, including, but not limited to, book value, cash flow and capital structure, as well as management's record and broad industry issues. Once the intrinsic value of a company is estimated, this value is compared to the current price of the stock. If the price is appre-ciably lower than the indicated intrinsic value, the stock may be purchased.

During temporary defensive periods in response to unusual and adverse conditions affecting the equity markets, the Fund's assets may be invested without limitation in short-term debt instruments and in securities of United States issuers. In addition, when the Fund experiences large cash inflows from the issuance of new shares or the sale of portfolio securities, and desirable equity securities that are consistent with the Fund's investment objective are unavailable in sufficient quantities, the Fund may hold more than 35% of its assets in short-term debt instruments for a limited time pending availability of suitable equity securities. During normal market conditions, no more than 35% of the Fund's total assets will be invested in short-term debt instruments.


Subject to applicable securities regulations, the Fund may, for the purpose of hedging its portfolio, purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. See "Appendix A" for additional information concerning the investment practices of the Fund.

Nations Emerging Markets Fund: In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in equity securities of companies in emerging markets.

The Fund considers countries with emerging markets to include the following:
(i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the World Bank; and (iii) countries listed in World Bank publications as developing. The Adviser seeks to identify and invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The Adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Colombia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey.

A company will be considered in a country, market or region if it conducts its principal business activities in the country, market or region. A company will be considered to conduct its principal business activities in a country, market or region if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in such country, market or region or has at least 50% of its assets situated in such country, market or region.


Equity securities of emerging market issuers may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Fund may invest in ADRs, GDRs, EDRs, and ADSs of such issuers.

The Fund also may invest in other types of instruments, including debt obligations. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.


The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the International Funds," below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments.

Nations Pacific Growth Fund: The Fund seeks to achieve its objective by investing primarily in securities of issuers in the regions known as the Pacific Basin and the Far East. An issuer will be considered in a region if it conducts its principal business activities in the region. An issuer will be considered to conduct its principal business activities in a region if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in such region or has at least 50% of its assets situated in such region. The Pacific Basin and Far East include Australia, Hong Kong, India, Indonesia, South Korea, Malaysia, New Zealand, Pakistan, the People's Republic of China, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand and may include other markets that develop in the region. The Fund will not invest in securities of issuers in Japan.


The Fund will focus on equity securities, but may also invest in debt obligations. Such equity securities may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.

In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of issuers that conduct their principal business activities in countries of the Pacific Basin and Far East, except for Japan. Although the Fund may not invest in securities issued by companies that conduct their principal business activities in Japan, the Fund may invest in securities that are listed on a Japanese exchange.

The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the International Funds" below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.


The Fund may invest in ADRs, GDRs, EDRs and ADSs. For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments.

General: Each Equity Fund may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission (the "CFTC") and options thereon for market exposure risk management. Each Equity Fund may lend its portfolio securities to qualified institutional investors and also may invest in repurchase agreements, restricted, private placement and other illiquid securities. Each Equity Fund may invest in real estate investment trust securities and may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies and repurchase agreements. Nations International Equity Fund, Nations International Growth Fund, Nations International Value Fund, Nations Pacific Growth Fund and Nations Emerging Markets Fund (collectively the "International Funds") may invest in forward foreign exchange contracts. For more information concerning these and other investments in which the Funds may invest and their investment practices, see "Appendix A."

Nations Value Fund, Nations Equity Income Fund, Nations Emerging Growth Fund, Nations Small Company Growth Fund, Nations Disciplined Equity Fund and Nations Capital Growth Fund are managed with careful consideration to the overall tax implications of portfolio activity.

The Adviser considers employing various techniques to minimize the distribution of capital gains to shareholders. These techniques, which the Adviser uses when consistent with each Fund's overall objectives and policies, may include:

  o MANAGING PORTFOLIO TURNOVER. By appropriately limiting the number of buy and sell transactions, each Fund attempts to effectively manage its distribution of capital gains.

  o SELLING SHARE LOTS THAT GENERATE THE LOWEST TAX BURDEN TO THE SHAREHOLDER. After the decision is made to sell a specific security, each Fund will endeavor to sell the shares that create the lowest potential tax burden to shareholders, as a general matter.

  o OFFSETTING CAPITAL GAINS WITH CAPITAL LOSSES. Each Fund may, when prudent, sell securities in order to realize capital losses. Capital losses can be used to offset capital gains thus reducing capital gains distributions.

While each Fund seeks to minimize the distribution of capital gains, consistent with its investment objective, there can be no assurance that all taxable distributions to shareholders can be avoided. In addition, the ability to utilize these tax management techniques may be reduced or eliminated by future legislation, regulation, administrative interpretations or court decisions.

Balanced Fund:

Nations Balanced Assets Fund: In pursuing the Fund's objective, the Adviser will allocate the Fund's assets based upon its judgment of the relative valuation and the expected returns of the three major asset classes in which the Fund invests: common stocks, fixed income securities and cash equivalents. In assessing relative value and expected returns, the Adviser will evaluate current economic and financial market conditions (both domestically and internationally), current interest rate trends, earnings and dividend prospects for common stocks, and overall financial market stability. These asset classes are actively managed in an effort to maximize total return. In general, the Adviser believes that common stocks offer the best opportunity for long-term capital appreciation.

The Fund invests in common and preferred stocks of U.S. corporations and of foreign issuers, as well as securities convertible into common stocks, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities) that meet the Adviser's stringent criteria. Fundamental research and valuation analysis are emphasized in the stock selection process. Stock holdings are typically those of seasoned, financially strong companies with favorable industry positioning.

Under normal circumstances, at least 25% of the total value of the Fund's assets will be invested in fixed income securities. The Fund may invest in government, corporate and municipal debt securities, as well as mortgage-backed and asset-backed securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by S&P, Moody's, Duff & Phelps Credit Rating Co. ("D&P"), Fitch IBCA ("Fitch"), or Thomson BankWatch, Inc. ("BankWatch") or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. S&P, Moody's, D&P, Fitch, and BankWatch are the NRSRO's. Obligations with the lowest investment grade rating (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest up to 25% of its total assets in foreign securities.


The Fund may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.

Bond Funds:

Nations U.S. Government Bond Fund: The Fund will invest at least 65% of its total assets in U.S. Government securities and repurchase agreements collateralized by such securities. While the maturity of individual securities will not be restricted, except during temporary defensive periods or unusual market conditions, the average dollar-weighted maturity of the Fund will be between five and 30 years. The Fund may invest in a variety of U.S. Government Obligations. The Fund may also invest in interests in the foregoing securities, including collateralized mortgage obligations issued or guaranteed by a U.S. Government agency or instrumentality. U.S. Government Obligations have historically had a very low risk of loss of principal if held to maturity. The Fund, however, can give no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities if it were not legally required to do so.

The Fund also may invest up to 35% of its total assets in debt securities of U.S. and foreign corporate and foreign government issuers, ADRs and EDRs, zero coupon bonds and cash equivalents. The Fund will purchase only those non-government investments which are rated investment grade or better by at least one NRSRO or, if unrated, are determined by the Adviser to be of comparable quality. If a portfolio security held by the Fund ceases to be rated investment grade by at least one NRSRO or if the Adviser determines that an unrated portfolio security held by the Fund is no longer of comparable quality to an investment grade security, the security will be sold in an orderly manner as quickly as possible. Additionally, the Fund may also invest in futures contracts, interest rate swaps and options.

The value of the Fund's portfolio (and consequently its shares) is expected to fluctuate inversely in relation to changes in the direction of interest rates.

Nations Short-Intermediate Government Fund: In pursuing its investment objective, the Fund invests substantially all of its assets in U.S. Government Obligations and repurchase agreements relating to such obligations. Under normal market conditions, it is expected that the average dollar-weighted maturity of the Fund's portfolio will be between three and five years and the duration will not exceed five years. U.S. Government Obligations have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.


The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, collateralized mortgage obligations or "CMOs", real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality.

The Fund also may invest in "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in the Adviser's opinion, prevailing market or economic circumstances warrant.

Nations Government Securities Fund: In pursuing its investment objective, the Fund invests at least 65% of its assets in U.S. Government Obligations. Under normal market conditions, it is expected that the average dollar-weighted maturity of the Fund's portfolio will be between five and 12 years and the Fund's duration is expected to be in a range of 3.5 to eight years.

The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality.

The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in the Adviser's opinion, prevailing market or economic circumstances warrant.

Nations Short-Term Income Fund: In pursuing its investment objective, the Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade debt obligations. It is expected that the average dollar-weighted maturity of the Fund will not exceed five years and the duration of the Fund's portfolio will not exceed three years.

The Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade by one of the six NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments and mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated. The Fund also may invest in U.S. Government Obligations.

Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. The Fund may invest up to 25% of its assets in foreign securities.

As noted above, the Fund will invest in investment grade debt obligations. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.

Nations Diversified Income Fund: In pursuing its investment objective, the Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade debt obligations. It is expected that the average dollar-weighted maturity of the Fund's portfolio will be greater than five years.

The Fund may invest in corporate convertible and non-convertible debt obligations; U.S. Government Obligations; dollar-denominated and non-dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality.

Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. The Fund may invest up to 25% of its assets in foreign securities.

Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.

Up to 35% of the total value of the Fund's assets may be invested in lower-quality fixed income securities rated "B" or better by Moody's or S&P, or if not so rated, determined by the Adviser to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment, and assurance of interest and principal payment over any long period of time may be limited. Non-investment grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds." They tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund may hold or invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.


Nations Strategic Fixed Income Fund: In pursuing its investment objective, the Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade fixed income securities. It is expected that the average dollar-weighted maturity of the Fund's portfolio will be ten years or less and under no circumstances will it exceed 15 years.


The Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; U.S. Government Obligations; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. The Fund also may invest in dividend-paying preferred and common stock.


Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. The Fund may invest up to 25% of its assets in foreign securities.



The Fund will invest in investment grade debt obligations. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The

Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.

Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund: In pursuing their objectives, the Funds will invest at least 80% of their net assets in investment grade obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities, and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from Federal income tax ("Municipal Securities"). To the extent consistent with the Funds' investment approach described in this Prospectus, the Funds are managed to seek capital appreciation and minimize capital losses due to interest rate movements.

Under normal market conditions, the average dollar-weighted maturity and duration of each of the Funds' portfolios are expected to be as follows:
Nations Short-Term Municipal Income Fund -- average dollar-weighted maturity less than three years and duration between 1.25 and 2.75 years; Nations Intermediate Municipal Bond Fund -- average dollar-weighted maturity between three and 10 years and duration between three and six years; and Nations Municipal Income Fund -- average dollar-weighted maturity greater than 8.5 years and duration between six and nine years.

Municipal securities will be rated investment grade at the time of purchase by at least one of the NRSROs or, if unrated, determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired by a Fund. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation. See "Appendix B" for a description of these rating designations.


During temporary defensive periods, the Funds may invest in short-term taxable and non-taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Taxable obligations that may be acquired by a Fund include repurchase agreements and short-term debt securities. Under normal market conditions, each Fund's investments in taxable obligations and private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not exceed 20% of its net assets at the time of purchase. The Funds may hold uninvested cash reserves pending investment or during defensive periods.

General: The Balanced Fund and Bond Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures and options thereon approved by the CFTC for market exposure risk management. Each Fund also may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Nations Balanced Assets Fund, Nations U.S. Government Bond Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund may engage in reverse repurchase agreements and dollar roll transactions. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.

The Funds also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such trusts and partnerships.

Certain securities that have variable or floating interest rates or demand, put or prepayment features or paydown schedules may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity and duration of the Funds.

Duration, as used in this Prospectus, means modified duration, which is a measure of the expected life of fixed income securities on a present value basis. Duration is used to estimate how much a Bond Fund's or Tax-Exempt Bond Fund's share price will fluctuate in response to a change in interest rates. To see how a Fund's share price could shift, multiply the Fund's duration by the change in rates. If interest rates rise by one percentage point, for example, the share price of a Fund with a duration of five years would decline by about 5%. If rates decrease by one percentage point, the Fund's share price would rise by about 5%.

Average dollar-weighted maturity is the average length of time until fixed income securities held by a Fund reach maturity and are repaid. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Funds' shares, such changes will not affect the income received by the Funds from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Funds will increase or decrease in relation to the income received by the Funds from their investments, which will in any case be reduced by the Funds' expenses before being distributed to the Funds' shareholders.

For more information concerning these and other investments in which the Funds may invest and the Funds' investment practices, see "Appendix A."

Portfolio Turnover: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the Funds' portfolio turnover rates, see "Financial Highlights."

Risk Considerations: Investments by a Fund in common stocks and other equity securities are subject to stock market risk. The value of the stocks that a Fund holds, like the broader stock market, may decline over short or even extended periods. The U.S. stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, the stock markets, as measured by the S&P 500 Index and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

The value of a Fund's investments in debt securities, including U.S. Government Obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the U.S. Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.

Certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under particular circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with a Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A."


Special Risk Considerations Relevant to an Investment in Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund: Nations Marsico Focused Equities Fund, as a non-diversified fund, may invest in fewer issuers than a diversified fund, such as Nations Marsico Growth & Income Fund. Therefore, appreciation or depreciation of an investment in a single issuer could have a greater impact on the Fund's net asset value. Nations Marsico Focused Equities Fund reserves the right to become a diversified fund by limiting the investments in which more than 5% of its total assets are invested. The techniques employed by the Adviser in managing this Fund generally result in a portfolio of fewer holdings than that of other equity mutual funds. As a result, the net asset value of a share in the Fund tends to fluctuate more greatly than would otherwise be the case with an equity fund that invested more broadly. In other words, an investment in the Fund represents both greater risks and potential rewards than may be the case with an equity fund whose portfolio is more diversified.

Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund (together the "Marsico Funds") may also invest up to 25% of their assets in mortgage- and asset-backed securities, up to 10% of their assets in zero coupon, pay-in-kind and step coupon securities, and may invest without limit in indexed/structured securities. The Funds will invest no more than 35% of their assets in high-yield/high-risk securities. The Funds may also purchase high-grade commercial paper, certificates of deposit, and repurchase agreements. The Funds may also invest in short-term debt securities as a means of receiving a return on idle cash. See "Appendix B" for a description of these ratings designations.

When the Adviser believes that market conditions are not favorable for profitable investing or when the Adviser is otherwise unable to locate favorable investment opportunities, the Marsico Funds may hold cash or cash equivalents and invest without limit in U.S. Government Obligations and short-term debt securities or money market instruments if the Adviser determines that a temporary defensive position is advisable or to meet anticipated redemption requests. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments are a residual -- they represent the assets that remain after the Adviser has committed available assets to desirable investment opportunities. When the Funds' cash position increases, it may not participate in stock market advances or declines to the extent that it would if it remained more fully invested in common stocks.

The Marsico Funds may invest up to 25% of their assets in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies. Foreign securities are generally selected on a company-by-company basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. The Funds may use options, futures, forward currency contracts and other types of derivatives for hedging purposes. The Funds may purchase securities on a when-issued, delayed delivery or forward commitment basis.

For more information concerning these and other investments in which the Funds may invest and their investment practices, see "Appendix A."


Special Risk Considerations Relevant to an Investment in the International
Funds: Investors should understand and consider carefully the special risks involved in foreign investing. Such risks include, but are not limited to: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates, which can significantly affect a Fund's share price; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in U.S. markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war; (7) possible impositions of foreign taxes and exchange control and currency restrictions;
(8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States.

The expenses to individual investors of investing directly in foreign securities are very high relative to similiar costs for investing in U.S. securities. While the International Funds offer a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also typically higher than those of domestic equity mutual funds.


Certain of the risks associated with investments by the International Funds in foreign securities are heightened with respect to investment in developing countries and emerging markets countries. Political and economic structures in many emerging markets countries may be undergoing significant evolution and rapid development, and may lack the social, political and economic stability charactertistic of more developed countries. Investing in emerging markets securities also involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally and some countries with emerging securities markets have sustained long periods of substantially high inflation or rapid fluctuation in inflation rates which can have negative effects on a country's economy or securities markets.


In addition to the general risks inherent in foreign investing, investors should understand and consider carefully the special risks involved in investing in Eastern Europe, the Pacific Basin and the Far East. Economic and political reforms in Eastern Europe are still in their infancy. As a result, investment in such countries could be deemed to be highly speculative and could result in losses to the Fund and, thus, to its shareholders. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties. See "Appendix A" for additional discussion of the risks associated with an investment in the International Funds.

Year 2000 Issue: Many computer programs employed throughout the world use two digits to identify the year. Unless modified, these programs may not correctly handle the change from "99" to "00"on January 1, 2000, and may not be able to perform necessary functions. Any failure to adapt these programs in time could hamper the Funds' operations. The Funds' principal service providers have advised the Funds that they have been actively working on implementing necessary changes to their systems, and that they expect that their systems will be adapted in time, although there can be no assurance of success. Because the Year 2000 issue affects virtually all organizations, the companies or governmental entities in which the Funds invest could be adversely impacted by the Year 2000 issue, although the extent of such impact cannot be predicted. To the extent the impact on a portfolio holding is negative, a Fund's return could be adversely affected.


Investment Limitations: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAI.


Each Fund (except Nations International Value Fund) may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply to invest-ments U.S. Government Obligations. In addition, this limitation does not apply to investments in obligations of domestic banks by "money market funds" as that term is used under the 1940 Act, in obligations of domestic banks.


2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.


3. Except for Nations Marsico Focused Equities Fund, each Fund may not purchase securities of any one issuer (other than U.S. Government Obligations) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

Nations Marsico Focused Equities Fund may not:

1. Purchase securities of any one issuer (other than U.S. Government Obligations) if, immediately after such purchase, more than 25% of the value of such Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

Nations International Growth Fund may not:

1. Borrow money except as a temporary measure and then only in amounts not exceeding 5% of the value of the Fund's total assets or from banks or in connection with reverse repurchase agreements provided that immediately after such borrowing, all borrowings of the Fund do not exceed one-third of the Fund's total assets and no purchases of portfolio instruments will be made while such Fund has borrowings outstanding in an amount exceeding 5% of its total assets.

Each of Nations Small Company Growth Fund and Nations U.S. Government Bond Fund may not:

1. Borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the respective Fund will maintain asset coverage of 300% for all borrowings.


Nations International Value Fund may not:

1. Invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry (with certain exceptions).

2. Purchase securities of any one issuer (with certain exceptions, including U.S. Government securities) if more than 5% of the Fund's total assets will be invested in the securities of any one issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% limitation. The Fund may not purchase more than 10% of the outstanding voting securities of any issuer subject, however, to the foregoing 25% exception.

3. Borrow money except for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. Whenever borrowings exceed 5% of the Fund's total assets, the Fund will not make any investments.


If a percentage limitation has been met at the time an investment is made, a subsequent change in that percentage that is the result of a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.

The investment objective and policies of each Fund, unless otherwise specified, are nonfundamental and may be changed without shareholder approval. Shareholders of Nations International Growth Fund, Nations Small Company Fund and Nations U.S. Government Bond Fund, however, must receive at least 30 days' prior written notice in the event an investment objective is changed. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their current positions and needs.

     How Performance Is Shown


From time to time, a Fund may advertise the "total return" and "yield" on a class of shares. Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund, also may advertise the "tax-equivalent yield" of a class of shares. TOTAL RETURN, YIELD AND TAX EQUIVIALENT YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of a Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return on a class of shares over one-, five-, and ten-year periods or the life of a Fund (as stated in a Fund's advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment assuming the reinvestment of all dividends and capital gain distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period, again assuming the reinvestment of all dividends and capital gain distributions. Total return may also be presented for other periods.


"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period.


The "tax-equivalent yield" of Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund, also may be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Fund's yield (as calculated above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate. The tax-equivalent yield of a class of shares will always be higher than its yield.


Brandes Composite Performance: Set forth below is certain performance data relating to Nations International Value Fund; the composite of certain international equity accounts of clients of Brandes and the Brandes Institutional International Equity Fund, an open-end management investment company (the "Brandes Composite"); and the Morgan Stanley Capital International European, Australasian and Far Eastern Index (the "MSCI EAFE Index"). The performance data for the Brandes Composite is deemed relevant because the accounts and mutual fund in the Brandes Composite have investment objectives and policies that are substantially similar to those of Nations International Value Fund, and are managed by Brandes using substantially similar, but not identical, investment strategies, policies and techniques as those used in managing Nations International Value Fund. The data below regarding Nations International Value Fund, the Brandes Composite and the MSCI EAFE Index should not be considered as an indication of future performance of Nations International Value Fund or of Brandes. The accounts that are included in the Brandes Composite are not subject to the same types of expenses to which Nations International Value Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on Nations International Value Fund by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Brandes Composite could have been adversely affected if the accounts included in the Brandes Composite had been regulated as investment companies or subject to the Fund's expenses. In addition, the results presented below for the Brandes Composite may not necessarily equate with the return experienced by any particular account of Brandes.

Average Annual Total Returns for the Periods Indicated through
March 31, 1998


                        One       Three         Five      Since
                       Year       Years       Years     Inception
Nations
  International
  Value Fund*        34.29%        N/A         N/A       24.08%
Brandes
  Composite**        32.81%      23.15%      18.85%      18.56%
MSCI EAFE
  Index***           18.61%      10.57%      11.93%       6.98%

Annual Total Returns

              Nations                       MSCI
          International     Brandes        EAFE
            Value Fund    Composite**    Index***
1997        20.41%         20.00%         1.78%
1996        15.32%         16.34%         6.05%
1995          N/A          13.75%        11.21%
1994          N/A          -2.98%         7.78%
1993          N/A          40.86%        32.56%
1992          N/A           6.28%       -12.17%
1991          N/A          40.17%        12.13%

  * For the periods indicated, the prior performance for Nations International Value Fund reflects the performance for the Emerald International Equity Fund, (inception December 27, 1995), managed by Brandes and having substantially the same investment objectives, policies, techniques and restrictions, which was reorganized into Nations International Value Fund on May 22, 1998.

 ** The returns above were calculated on a time- and asset-weighted total return basis, assuming reinvestment of all dividends, interest and income, realized and unrealized gains or losses and are net of all applicable expenses, including investment advisory fees, brokerage commission and execution costs, custodial fees and any applicable foreign withholding taxes, without provision for any federal or state income taxes. The Brandes Composite results include all actual, fee-paying and non-fee-paying, fully discretionary accounts under management by Brandes for at least one month beginning July 1, 1990, having substantially the same investment objectives, policies, techniques and restrictions, other than client accounts denominated in currencies other than U.S. dollars. The Brandes Composite results also include performance data relating to the Brandes Institutional International Equity Fund since its inception on January 2, 1997.

*** The MSCI EAFE index is an unmanaged index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing.


Marsico Prior Performance: Mr. Thomas Marsico is responsible for the investment program of the Marsico Funds. Prior to forming Marsico Capital, Mr. Marsico served as Portfolio Manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (inception) through August 11, 1997. The average annual returns for the Janus Twenty Fund and the Janus Growth and Income Fund ("Janus Funds") from the date on which Mr. Marsico began serving as Portfolio Manager of each Janus Fund through August 7, 1997 were 22.38% and 21.19%, respectively. On August 11, 1997, the date on which Mr. Marsico ceased serving as the Portfolio Manager to both the Janus Twenty Fund and the Janus Growth and Income Fund, the Janus Twenty Fund had approximately $6 billion in net assets, and the Janus Growth and Income Fund had approximately $1.7 billion in net assets. As Executive Vice President and Portfolio Manager of the Janus Twenty Fund and the Janus Growth and Income Fund, Mr. Marsico had full discretionary authority over the selection of investments for those funds. Average annual returns for the one-year, three-year and five-year periods ended August 7, 1997, and for the entire period during which Mr. Marsico managed those funds compared with the performance of the S&P 500 Index were:

                           Janus           Janus
                          Twenty         Growth and            S&P 500
                         Fund (a)     Income Fund (a)         Index (b)
                        ----------   -----------------   -------------------
One Year                  48.21%           47.77%              46.41%
 (8/8/96 - 8/7/97)
Three Years               32.07%           31.13%              30.63%
 (8/11/94 - 8/7/97)
Five Years                20.02%           21.16%              20.98%
 (8/13/92 - (8/7/97)
During Period of          22.38%           21.19%          Janus Twenty:
 Management by                                               18.20%(c)
 Mr. Marsico                                               Janus Growth
 (through 8/7/97)                                            and Income:
                                                             18.59%(d)

(a) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

(b) The S&P 500 Index is adjusted to reflect reinvestment of dividends.

(c) This figure represents the average annual return of the S&P 500 Index during the period that Mr. Marsico managed the Janus Twenty Fund through August 7, 1997.

(d) This figure represents the average annual return of the S&P 500 Index during the period that Mr. Marsico managed the Janus Growth and Income Fund through August 7, 1997.


The Janus Twenty Fund has substantially similar investment policies, strategies, and objectives as those of Nations Marsico Focused Equities Fund, while the investment policies, strategies, and objectives of the Janus Growth and Income Fund are substantially similar to those of Nations Marsico Growth & Income Fund. Historical performance is not indicative of future performance. For a majority of the periods shown above, the expenses of the Janus Twenty Fund and the Janus Growth and Income Fund were lower than the antici-pated expenses of Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund, respectively. Higher expenses, of course, would have resulted in lower performance. The Janus Twenty Fund and the Janus Growth and Income Fund are separate funds and their historical performance is not indicative of the potential performance of Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund, respectively. The Janus Twenty Fund and the Janus Growth and Income Fund were the only investment vehicles that Mr. Marsico managed during the period he was employed at Janus Capital Corporation that have substantially similar objectives, policies, and strategies as those of the Funds. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield.


In addition to Investor A Shares, the Funds generally offer Primary A Shares, Primary B Shares, Investor B Shares and Investor C Shares. Certain Funds, however, do not offer shares in every class. Each class of shares may bear different sales charges, shareholder servicing fees, and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of a Fund's shares. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's Agent (as defined below) or by calling Nations Funds at the toll-free number indicated on the cover of this Prospectus.


  How The Funds Are Managed

The business and affairs of each of Nations Fund Trust, Nations Fund, Inc. and Nations Fund Portfolios, Inc. are managed under the direction of their Board of Trustees and Boards of Directors, respectively. The SAI contains the names of and general background information concerning each Director/ Trustee of Nations Fund, Inc., Nations Portfolios and Nations Fund Trust, respectively.

As described below, each Fund is advised by NBAI which is responsible for the overall management and supervision of the investment management of each Fund. Each Fund also is sub-advised by a separate investment sub-adviser, which as a general matter is responsible for the day-to-day investment decisions for the respective Fund.

Nations Funds and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.


NationsBank Corporation, the parent company of NationsBank, has signed an agreement to merge with BankAmerica Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the second half of 1998. NationsBank and NBAI have advised the Funds that the merger will not reduce the level or quality of advisory and other services provided to the Funds.


Investment Adviser: NationsBanc Advisors, Inc., serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.


TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to all of the Funds except for those Funds listed below, for which Gartmore, Boatmen's, Brandes or Marsico Capital serve as investment sub-adviser. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.

Gartmore Global Partners, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund. Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, an indirect wholly owned subsidiary of Gartmore Investment Management plc ("Gartmore plc"), a UK company which is the holding company for a leading UK-based international fund management group of companies. National Westminster Bank plc and affiliated entities (collectively, "NatWest") own 100% of the equity of Gartmore plc.

Boatmen's Capital Management, Inc. serves as investment sub-adviser to Nations U.S. Government Bond Fund. Boatmen's principal offices are located at 100 North Broadway, St. Louis, Missouri 63102. Boatmen's is a wholly owned subsidiary of NationsBank.

Brandes Investment Partners, L.P., with principal offices at 12750 High Bluff Drive, San Diego, California 92130, serves as investment sub-adviser to Nations International Value Fund pursuant to an investment sub-advisory agreement.

Marsico Capital Management, LLC, located at 1200 17th Street, Suite 1300, Denver, Colorado 80202, serves as the investment sub-adviser to the Marsico Funds pursuant to an investment sub-advisory agreement. NationsBank has an option to purchase up to 50% of Marsico Capital.


Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s and Nations Portfolios' Boards of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Funds, if the Adviser believes that the quality of the transactions and the commissions are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.


For the services provided and expenses assumed pursuant to various investment advisory agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: .50% of the average daily net assets of each of the Nations Short-Term Municipal Income Fund and Nations Intermediate Municipal Bond Fund ; .60% of the average daily net assets of each of the Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund and Nations Municipal Income Fund; .60% of the average daily net assets of Nations U.S. Government Bond Fund; .75% of the average daily net assets of each of Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund and Nations Balanced Assets Fund; .85% of the average daily net assets of each of the Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund; 1.00% of the average daily net assets of Nations Small Company Growth Fund and Nations International Value Fund; .65% of the first $100 million of Nations Government Securities Fund's average daily net assets, plus .55% of the

Fund's average daily net assets in excess of $100 million and up to $250 million, plus .50% of the Fund's average daily net assets in excess of $250 million; .75% of the first $100 million of Nations Equity Income Fund's average daily net assets, plus .70% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus .60% of the Fund's average daily net assets in excess of $250 million; .90% of the average daily net assets of Nations International Equity Fund; 1.10% of the average daily net assets of Nations Emerging Markets Fund; .90% of the average daily net assets of Nations Pacific Growth Fund; and .90% of the average daily net assets of Nations International Growth Fund.


For the services provided pursuant to investment sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rates of: .20% of Nations Equity Income Fund's average daily net assets;
 .25% of Nations Value Fund's, Nations Balanced Assets Fund's, Nations Capital Growth Fund's, Nations Emerging Growth Fund's, Nations Small Company Growth Fund's, and Nations Disciplined Equity Fund's average daily net assets; .15% of Nations Short-Intermediate Government Fund's, Nation's Government Securities Fund's, Nations Short-Term Income Fund's, Nations Diversified Income Fund's and Nations Strategic Fixed Income Fund's average daily net assets; and .07% of Nations Municipal Income Fund's, Nations Short-Term Municipal Income Fund's and Nations Intermediate Municipal Bond Fund's average daily net assets.

For services provided pursuant to an investment sub-advisory agreement, NBAI will pay Gartmore sub-advisory fees, computed daily and paid monthly, at the annual rate of .70% of Nations International Equity Fund's, Nations Pacific Growth Fund's and Nations International Growth Fund's average daily net assets; and .85% of Nations Emerging Markets Fund's average daily net assets.

For services provided pursuant to an investment sub-advisory agreement, NBAI will pay Boatmen's sub-advisory fees computed daily and paid monthly at the annual rate of .15% of Nations U.S. Government Bond Fund's average daily net assets.

For services provided pursuant to an investment sub-advisory agreement, NBAI will pay Brandes sub-advisory fees computed daily and paid monthly, at the annual rate of .50% of Nations International Value Fund's average daily net assets.


For the services provided pursuant to an investment sub-advisory agreement, NBAI will pay Marsico Capital sub-advisory fees, computed daily and paid monthly, at the annual rate of .45% of Nations Marsico Focused Equities Fund's average daily net assets and .45% of Nations Marsico Growth & Income Fund's average daily net assets.


From time to time, NBAI (and/or TradeStreet, Gartmore, Boatmen's, Brandes or Marsico Capital) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees and/or expenses payable by a Fund.


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund Trust paid NBAI under the investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Value Fund -- .75%, Nations Capital Growth Fund -- .75%, Nations Emerging Growth Fund -- .75%, Nations Disciplined Equity Fund -- .75%, Nations Balanced Assets Fund -- .75%, Nations Short-Intermediate Government Fund --
 .40%, Nations Short-Term Income Fund -- .30%, Nations Diversified Income Fund -- .50%, Nations Strategic Fixed Income Fund -- .48%, Nations Municipal Income Fund -- .38%, Nations Short-Term Municipal Income Fund -- .14% and Nations Intermediate Municipal Bond Fund -- .28%.


For the fiscal period from December 31, 1997 to March 31, 1998, after waivers, Nations Fund Trust paid NBAI under the investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Marsico Focused Equities Fund -- .85% and Nations Marsico Growth & Income Fund -- .00%.


For the fiscal period ended April 1, 1997, to March 31, 1998, Nations Fund, Inc. paid NBAI under the investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Equity Income Fund -- .64%, Nations International Equity Fund -- .90%, Nations Small Company Growth Fund -- .70%, Nations International Growth Fund --

 .87%, Nations U.S. Government Bond Fund -- .33%, and Nations Government Securities Fund -- .50%.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Portfolios paid NBAI under the investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Emerging Markets Fund -- 1.10% and Nations Pacific Growth Fund -- .90%.

For the fiscal period from December 1, 1997 to May 15, 1998, after waivers, the Emerald Funds paid Barnett Capital Advisors, Inc., ("Barnett") under a previous investment advisory agreement, advisory fees of .90% of the Nations International Value Fund's average daily net assets (formerly called the Emerald International Equity Fund).

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, NBAI paid TradeStreet under the investment sub-advisory agreements, sub-advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Value Fund -- .25%, Nations Capital Growth Fund -- .25%, Nations Emerging Growth Fund -- .25%, Nations Disciplined Equity Fund -- .25%, Nations Balanced Assets Fund -- .25%, Nations Short-Intermediate Government Fund --
 .15%, Nations Short-Term Income Fund -- .15%, Nations Diversified Income Fund -- .15%, Nations Strategic Fixed Income Fund -- .15%, Nations Municipal Income Fund -- .07%, Nations Short-Term Municipal Income Fund -- .07%, Nations Intermediate Municipal Bond Fund -- .07%, Nations Equity Income Fund -- .20%, Nations Small Company Growth Fund -- .25%, and Nations Government Securities Fund -- .15%.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, NBAI paid Gartmore under the investment sub-advisory agreements, sub-advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Emerging Markets Fund -- .85%, Nations Pacific Growth Fund -- .70%, Nations International Equity Fund -- .70%, and Nations International Growth Fund -- .70%.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, NBAI paid Boatmen's under the investment sub-advisory agreement, sub-advisory fees at the rate of .15% of Nations U.S. Government Bond Fund's average daily assets.

For the fiscal period from December 1, 1997 to May 15, 1998, after waivers, Barnett paid Brandes, under a previous investment sub-advisory agreement, sub-advisory fees of .50% of Nations International Value Fund.

For the fiscal period from December 31, 1997 to March 31, 1998, after waivers, NBAI paid Marsico Capital under the investment sub-advisory agreement, sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Marsico Focused Equities Fund -- .45% and Nations Marsico Growth & Income Fund -- .45%.

The Fixed Income Management Team of TradeStreet is responsible for the day-to-day management of Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund.

The Structured Products Management Team of TradeStreet is responsible for the day-to-day management of Nations Disciplined Equity Fund.

The Value Management Team of TradeStreet is responsible for the day-to-day management of Nations Value Fund, Nations Balanced Assets Fund and Nations Equity Income Fund.

The Core Growth Management Team of TradeStreet is responsible for the day-to-day management of Nations Capital Growth Fund.

The Strategic Growth Management Team of TradeStreet is responsible for the day-to-day management of Nations Emerging Growth Fund and Nations Small Company Growth Fund.

The Municipal Fixed Income Management Team of TradeStreet is responsible for the day-to-day management of Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund.

Philip Ehrmann is Co-Portfolio Manager of Nations International Equity Fund, responsible for the Fund's investments in developing countries (since

June 1998). Mr. Ehrmann is also Principal Portfolio Manager of Nations Emerging Markets Fund (since 1995) and is Head of the Gartmore Emerging Markets Team. Prior to joining Gartmore in 1995, Mr. Ehrmann was the Director of Emerging Markets for Invesco in London. He began his career in 1981 as an institutional stockbroker with Rowe & Pitman Inc. and also spent a brief period with Prudential Bache Securities as an institutional salesman before joining Invesco in 1984. Mr. Ehrmann graduated from the London School of Economics with a degree in Economics, Industry and Trade.

Seok Teoh is Co-Portfolio Manager of Nations International Equity Fund, responsible for the Fund's investments in Asia (since June 1998). Ms. Teoh is also Principal Portfolio Manager of Nations Pacific Growth Fund (since that Fund's inception in June 1995). She has been with Gartmore since 1990 as the London based manager of its Far East Team. Previously, Ms. Teoh managed four equity funds for Rothschild Asset Management in Tokyo and in Singapore. She was also responsible for Singaporean and Malaysian equity sales at Overseas Union Bank Securities in Singapore. Ms. Teoh, who is native to Singapore, is fluent in Mandarin and Cantonese and received an Economics degree from the University of Durham.


Mark Fawcett is Co-Portfolio Manager of Nations International Equity Fund, responsible for the Fund's investments in Japan (since June 1998). He is also Senior Investment Manager for the Gartmore Japanese Equities Team. Mr. Fawcett joined Gartmore as an investment manager on the Japanese Equity Team in 1991 and has specific responsibility for large stock research. Before joining Gartmore in Tokyo he worked on the Far East desk of Provident Mutual, a major London-based Life Assurance company, managing funds invested in Japan. Mr. Fawcett graduated from Oxford University in 1986 with an honours degree in Mathematics and Philosophy.


Stephen Jones is Co-Portfolio Manager of Nations International Equity Fund, responsible for the Fund's investments in Europe (since June 1998). He is also the Head of Gartmore European Equities. Mr. Jones joined Gartmore as a senior investment manager in the European Equities Team in 1994 and was appointed Head of the European Equity Team in 1995. He began his career at the Prudential in 1984, spending a year as a business analyst before becoming the personal assistant to the Group Chief Executive. In 1987, he became a European equities investment manager focusing primarily on France, Belgium and Switzerland. Mr. Jones graduated from Manchester University in 1984 with an honours degree in Economics.


Stephen Watson is Co-Portfolio Manager for Nations International Equity Fund, responsible for allocating the Fund's assets among the various regions in which it invests, as well as determining the Fund's investments in regions not covered by the other Co-Portfolio Managers (since June 1998). Mr. Watson had been the sole Portfolio Manager of the Fund since February 1995. He joined Gartmore as a Global Fund Manager in 1993 and currently holds the position of Chief Investment Officer of Gartmore Global Partners and is a member of Gartmore's Global Policy Group. Previously, Mr. Watson was a director and global fund manager with James Capel Fund Managers, London, as well as Client Services Manager for international clients. From 1980 to 1987 he was with Capel-Cure Myers in their Portfolio Management Division. He began his career in 1976 when he joined the investment division at Samuel Motagu. Mr. Watson is a member of the Securities Institute.


Brian O'Neill is the Principal Senior Investment Manager of the Gartmore Global Portfolio Team and has been the Portfolio Manager of Nations International Growth Fund since July, 1997. Mr. O'Neill jointed Gartmore as a Senior Investment Manager on the Global Portfolio Team in 1981 with responsibility for a variety of specialized global funds, including resource funds. Mr. O'Neill began his career with Royal Insurance in 1970 as an investment analyst specializing in United Kingdom research. He then expanded his field of expertise to include management of global equities, and in 1978 he moved to Antony Gibbs & Sons where he was appointed as a fund manager, specializing in global equities. Mr. O'Neill graduated from Glasgow University in 1969 with an MA Honours degree in Political Economy.


The Fixed Income Committee of Boatmen's is responsible for the day-to-day management of Nations U.S. Government Bond Fund.

Brandes' Investment Committee is responsible for the day-to-day management of Nations International Value Fund.


Thomas F. Marsico is the Chief Executive Officer of Marsico Capital and has been the Portfolio Manager of both Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund since each Fund's respective inception. Prior to forming Marsico Capital. Mr. Marsico was a portfolio manager with Janus Funds for 11 years and was responsible for the day-to-day management of Janus Twenty Fund and Janus Growth and Income Fund. Overall, Mr. Marsico had 18 years of experience as a securities analyst/portfolio manager before becoming the Portfolio Manager of the Marsico Funds.


Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank, has advised Nations Funds and NationsBank that NationsBank and its affiliates may perform the services contemplated by the investment advisory agreement and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such federal or state statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

Other Service Providers: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of the Funds pursuant to an administration agreement. Pursuant to the terms of the administration agreement, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.


First Data Investor Services Group, Inc. ("First Data"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of the Funds pursuant to a co-administration agreement. Under the terms of the co-administration agreement, First Data provides various administrative and accounting services to the Funds, including performing calculations necessary to determine net asset values and dividends, preparing tax returns and financial statements, maintaining the portfolio records and certain general accounting records for the Funds. For the services rendered pursuant to the administration and co-administration agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to .10% of each Fund's average daily net assets.


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund Trust paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Value Fund -- .10%, Nations Capital Growth Fund -- .10%, Nations Emerging Growth Fund -- .10%, Nations Disciplined Equity Fund -- .10%, Nations Balanced Assets Fund -- .10%, Nations Short-Intermediate Government Fund -- .10%, Nations Short-Term Income Fund -- .10%, Nations Diversified Income Fund -- .10%, Nations Strategic Fixed Income Fund -- .10%, Nations Municipal Income Fund -- .08%, Nations Short-Term Municipal Income Fund -- .08%, and Nations Intermediate Municipal Bond Fund --
 .08%.


For the fiscal period from December 31, 1997 to March 31, 1998, after waivers, Nations Fund Trust paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Marsico Focused Equities Fund -- .10% and Nations Growth & Income Fund -- .10%.


For the fiscal period ended April 1, 1997, to March 31, 1998, Nations Fund, Inc. paid its adminstrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Equity Income Fund -- .10%, Nations Inter-national Equity Fund -- .10%, Nations Small Company Growth Fund -- .10%, Nations International Growth Fund -- .10%, Nations Government Securities Fund -- .10% and Nations U.S. Government Bond Fund -- .10%.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Portfolios paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Emerging Markets Fund -- .10% and Nations Pacific Growth Fund -- .10%.

NBAI serves as sub-administrator for the Funds pursuant to a sub-administration agreement. Pursuant to the terms of the sub-administration agreement, NBAI assists Stephens in supervising, coordinating and monitoring various aspects of the Fund's administrative operations. For providing such services, NBAI shall be entitled to receive a monthly fee from Stephens based on an annual rate of
 .01% of the Funds' average daily net assets.

Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer. Nations Funds has entered into distribution agreements with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to Agents (as defined below) that assist customers in purchasing Investor A Shares of the Funds. See "Shareholder Servicing And Distribution Plans."

The Bank of New York ("BONY" or the "Custodian"), located at 90 Washington Street, New York, New York 10286, provides custodial services for the assets of all Nations Funds, except the International Funds. In return for providing custodial services to the Nations Funds Family, BONY is entitled to receive, in addition to out-of-pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations Fund's non-money market funds up to $10 billion; and (ii) 1/2 of one basis point on the excess, including all Nations Fund's money market funds.
BONY, located at Avenue des Arts, 35 1040 Brus sels, Belgium, provides custodial services for the assets of the International Funds.


First Data serves as transfer agent (the "Transfer Agent") for the Funds' Investor A Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.

PricewaterhouseCoopers LLP serves as independent accountant to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.

Expenses: The accrued expenses of each Fund are deducted from the Funds' total accrued income before dividends are declared. These expenses include, but are not limited to: fees paid to the Adviser, Stephens and First Data; taxes; interest; fees (including fees paid to Nations Funds' Directors, Trustees and officers); federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Investor A Shares may bear certain class specific expenses and also bear certain additional shareholder service and/or sales support costs. Any general expenses of Nations Fund Trust, Nations Fund, Inc. or Nations Portfolios that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bear to the assets of Nations Fund Trust, Nations Fund, Inc. or Nations Portfolios or in such other manner as the Board of Trustees or relevant Board of Directors deems appropriate.

     Organization And History

The Funds are members of the Nations Funds Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Institutional Reserves, Nations Annuity Trust and Nations LifeGoal Funds, Inc. The Nations Funds Family currently has more than 60 distinct investment portfolios and total assets in excess of $40 billion.

Nations Fund Trust: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. Nations Fund Trust's fiscal year end is March 31; prior to 1996, Nations Fund Trust's fiscal year end was November 30. The Funds currently offer five classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares and Investor C Shares. Certain Funds, however, do not offer shares in every class. This Prospectus relates only to the Investor A Shares of the following Funds of Nations Fund Trust:
Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Marsico Focused Equities Fund, Nations Marsico Growth & Income Fund, Nations Balanced Assets Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund and Nations Intermediate Municipal Bond Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Agent (as defined below) or Nations Funds at 1-800-321-7854.

Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class of shares. See the SAI for examples of instances where the 1940 Act requires voting by fund.


As of August 1, 1998, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI.

Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.


Nations Fund, Inc.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. Nations Fund, Inc.'s fiscal year end is March 31; prior to 1996, Nations Fund, Inc.'s fiscal year end was May 31. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 460,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor A Shares of the following Funds of Nations Fund, Inc.: Nations Small Company Growth Fund, Nations U.S. Government Bond Fund, Nations

International Growth Fund, Nations International Value Fund, Nations Equity Income Fund, Nations International Equity Fund and Nations Government Securities Fund. To obtain additional information regarding other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Funds at 1-800-321-7854.

Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of Directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-accessable.

As of August 1, 1998, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

Nations Portfolios: Nations Portfolios was incorporated in Maryland on January 23, 1995. Nations Portfolios' fiscal year end is March 31. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 150,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor A Shares of the following Funds of Nations Portfolios: Nations Emerging Markets Fund and Nations Pacific Growth Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Funds at 1-800-321-7854.

Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of allfunds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable.

As of August 1, 1998, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Portfolios and, therefore, could be considered to be a controlling person of Nations Portfolios for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

Because this Prospectus combines disclosures on three separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning another investment company. Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.


About Your Investment

  How To Buy Shares

Investor A Shares are available to the following categories of Investors:

o Investors who purchase through accounts established with certain fee-based investment advisers or financial planners, including Nations Funds Personal Investment Planner accounts, wrap fee accounts and other managed agency/asset allocation accounts.

o Directors, officers and employees of NationsBank Corporation, its affiliates and subsidiaries.

o Individuals investing a distribution received from a NationsBank trust account and certain other rollovers or distributions received from NationsBank fiduciary accounts.


o Current Investor A shareholders (other than Investor A shareholders who own such shares exclusively through a cash sweep option) who purchased
  Investor A Shares prior to August 1, 1997.


o Employee benefit plans making an initial investment of $1 million or more in the Nations Funds Family.

o Investors (other than those described above) investing $1 million or more in the Nations Funds Family through an Agent (as defined below) (a
  "Substantial Investor"). In determining whether an investor qualifies as a Substantial Investor, all current holdings of Funds in the Nations Funds Family other than the Nations Funds money market or index funds, Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund, will be considered.

Purchase orders for Investor A Shares may be placed directly with a Fund or through banks, broker/ dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a shareholder servicing agreement ("Servicing Agreement") with Nations Funds ("Servicing Agents") and/or a sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents"). Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents."

Purchases of Investor A Shares through a Nations Funds Personal Investment Planner account, which is a managed agency/asset allocation account established with NBAI (an "Account"), are governed by the terms and conditions of the Account, which are set forth in the Client Agreement and Disclosure Statement provided by NBAI to each investor who establishes an Account. Because of the nature of the Account, certain of the features described in this Prospectus are not available to investors purchasing Investor A Shares through an Account. Potential investors through an Account should refer to the Client Agreement and Disclosure Statement for more information regarding the Account, including information regarding the fees and expenses charged in connection with an Account.


The Funds reserve the right, in their discretion, to make Investor A Shares available to other categories of investors, including those who become eligible in connection with a merger or reorganization.


There is a minimum initial investment of $1,000 in the Funds, except that the minimum initial investment is:

o $500 for IRA investors;


o $250 for non-working spousal IRAs;

o $250 for accounts established with certain fee-based investment advisers or financial planners, including wrap fee accounts and other managed agency/asset allocation accounts; and


o $100 for investors participating on a monthly basis in the Systematic Investment Plan described below.

There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs"), Savings Incentives Method Plans for Employees ("SIMPLE IRAs"), salary reduction-Individual Retirement Account ("SAR-IRAs") or similar types of accounts. However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs, SIMPLE IRAs and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Funds reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.


Investor A Shares are purchased at net asset value per share. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").


Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Investor A Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.


Opening an Account Directly With a Fund: Certain investors may open a regular (non-retirement) account directly with a Fund, either by mail or by wire.

BY MAIL: Investors should complete a New Account Application and forward it, along with a check made payable to the Fund, to:

Nations Funds
P.O. Box 34602
Charlotte, NC 28254-4602

BY WIRE: Investors should call Nations Funds at 1-800-321-7854 for an account number and use the following wire instructions:

Nations Funds
c/o Boston Safe Deposit & Trust
ABA #011001234
DDA #154202

Account Name --------------------------------------------------------

Account Number ------------------------------------------------------

Fund Name -----------------------------------------------------------

Investors should complete a New Account Application and mail it to the address above.

RETIREMENT ACCOUNTS: For IRAs and other retirement accounts, investors should call Nations Funds at 1-800-321-7854.

ADDITIONAL PURCHASES: Additional purchases may be made by mail or wire. To purchase additional shares by mail, send a check made payable to the Fund with a reinvestment slip to the address set forth above. To purchase additional shares by wire, follow the wiring instructions set forth above.


Effective Time of Purchases: Purchase orders for Investor A Shares in the Funds which are received by Stephens, the Transfer Agent or their respective agents before the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day. In the event that the Exchange closes early, purchase orders received prior to closing will be priced as of the time the Exchange closes and purchase orders received after the Exchange closes will be deemed received on the next Business Day and priced according to the net asset value determined on the next Business Day. Purchase orders are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received no later than 4:00 p.m., Eastern time, by the third Business Day following the receipt of the order, as determined above. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.

The Agents are responsible for transmitting orders for purchases of Investor A Shares by their customers ("Customers"), and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Funds.


Systematic Investment Plan: Under the Funds' Systematic Investment Plan ("SIP"), a shareholder may automatically purchase Investor A Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank which is a member of the Automated Clearing House to his/her Fund account. Transfers will occur on or about the 15th and/or the last day of the applicable month. Subject to certain exceptions for employees of NationsBank and its affiliates and pre-existing SIP accounts, the systematic investment amount may be in any amount from $50 to $100,000. For more information concerning the SIP, contact your Agent or Nations Funds.


Telephone Transactions: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to authorize written requests only. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Funds and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Funds requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Funds reserves the right to record all telephone conversations. Shareholders should be aware that during periods of significant economic or market change, telephone transactions may be difficult to complete.

  How To Redeem Shares

For shareholders who open and maintain an account directly with a Fund, redemption orders should be communicated to such Fund by calling Nations Funds at 1-800-321-7854 or in writing. (Shareholders must have established telephone features on their account in order to effect telephone transactions.)


Redemption orders for Investor A Shares of the Funds which are received by Stephens, the Transfer Agent or their respective agents before the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value next determined after acceptance of the order. In the event that the Exchange closes early, redemption orders received prior to closing will be priced as of the time the Exchange closes and redemption orders received after the Exchange closes will be deemed received on the next Business Day and priced according to the net asset value determined on the next Business Day.


Redemption proceeds are normally sent by mail or wired within three Business Days after receipt of the order by the Fund. For shareholders who purchased their shares through an Agent, redemption orders should be transmitted by telephone or in writing through the same Agent. Redemption proceeds are normally remitted in federal funds wired to the redeeming Agent or investor within three Business Days after receipt of the order by

Stephens, the Transfer Agent or their respective agents. Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Fund, Stephens, the Transfer Agent or their respective agents, as the case may be. The Agents are responsible for transmitting redemption orders to Stephens, the Transfer Agent or their respective agents and for crediting their Customer's account with the redemption proceeds on a timely basis. Redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. No charge for wiring redemption payments is imposed by Nations Funds. There is no redemption charge.

Nations Funds may redeem a shareholder's Investor A Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Funds also may redeem shares of a Fund involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

Prior to effecting a redemption of Investor A Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Funds have previously been made. Nations Funds may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

Redemption Fee: A redemption fee of 1% of the current net asset value will be assesed on certain Investor A Shares purchased after July 31, 1997 and redeemed within 18 months of the date of purchase by a Substantial Investor (as defined in "How to Buy Shares"). In addition, a 1% redemption fee will be assesed on Investor A Shares purchased after such date by an employee benefit plan that
(i) made its initial investment after such date and (ii) redeemed such shares within 18 months of purchase in connection with a complete liquidation of such plan's holdings in the Nations Funds Family. This fee is retained by the Fund or Funds for the benefit of the remaining shareholders and is intended to encourage long-term investment in the Funds and to avoid transaction and other expenses associated with short-term investments. The Funds reserve the right to modify the terms of or terminate this fee at any time.

Automatic Withdrawal Plan: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Funds if the value of the Investor A Shares in his/her accounts within the Nations Funds Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor A Shares will be redeemed as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Agent or by Nations Funds at any time.


  How To Exchange Shares

The exchange feature enables a shareholder of a fund of Nations Funds (other than an index fund) to acquire shares of the same class that are offered by another fund (other than an index fund) of Nations Funds when the shareholder believes that a shift between funds is an appropriate investment decision. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.

For shareholders who maintain an account directly with a Fund, exchange requests should be com-municated to the Fund by calling Nations Funds at 1-800-321-7854 or in writing. For shareholders who purchased their shares through an Agent, exchange requests should be communicated to the Agent, who is responsible for transmitting the request to Stephens or to the Transfer Agent.


The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain circumstances.

The current prospectus for each Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. The ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.

Nations Funds and Stephens reserve the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.


The Investor A Shares exchanged must have a current value of at least $1,000 (except for exchanges through the Automatic Exchange Feature, which is described below). Nations Funds and Stephens reserve the right to reject any exchange request. Only shares that may legally be sold in the state of the shareholder's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shareholders should consider communicating their exchange requests by mail.

Investor A Shares of Nations Short-Term Municipal Income Fund acquired directly or indirectly through an exchange from Investor B Shares of another non-money market fund may be re-exchanged only for Investor B Shares of another non-money market fund, Investor C Shares of a Nations Funds money market fund or Investor A Shares of Nations Short-Term Income Fund. Such shares (and any Investor A or Investor C Shares acquired through the exchange of such shares) will remain subject to the contingent deferred sales charge ("CDSC") schedule applicable to the Investor B Shares originally purchased. The holding period (for the purpose of determining the applicable rate of the CDSC) does not accrue while the shares owned are Investor A Shares of Nations Short-Term Municipal Income Fund or Nations Short-Term Income Fund or Investor C Shares of a Nations Funds money market fund. The CDSC that is ultimately charged upon redemption is based upon the total period of time the shareholder holds Investor B Shares of any fund that charges a CDSC.

If Investor A Shares are exchanged for shares of the same class of another fund, any redemption fee applicable to the original shares purchased will be assessed upon the redemption of the acquired shares. The holding period of such shares (for purposes of determining whether a redemption fee is applicable) will be computed from the time of the initial purchase of the Investor A Shares of a fund, except that the holding period will not accrue while the shares owned are Investor A Shares of Nations Short-Term Municipal Income Fund, Nations Short-Term Income Fund or a Nations Funds' money market fund. If a redemption fee ultimately is charged, it will be retained by the initial Fund purchased.

Automatic Exchange Feature: Under the Funds' Automatic Exchange Feature ("AEF") a shareholder may automatically exchange at least $25 on a monthly or quarterly basis. A shareholder may direct proceeds to be exchanged from one fund of Nations Funds to another as allowed by the applicable exchange rules within the prospectus. Exchanges will occur on or about the 15th or the last day of the applicable month. The shareholder must have an existing position in both funds in order to establish the AEF. This feature may be established by directing a request to the Transfer Agent by telephone or in writing. For additional information, a shareholder should contact his/her Selling Agent or Nations Funds.

     Shareholder Servicing And Distribution Plan



The Funds' Shareholder Servicing and Distribution Plan (the "Investor A Plan"), adopted pursuant to Rule 12b-1 under the 1940 Act, permits each Fund to compensate (i) Servicing Agents and Selling Agents for services provided to their Customers that own Investor A Shares and (ii) Stephens for distribution-related expenses incurred in connection with Investor A Shares. Nations Short-Term Municipal Income Fund, however, may not pay for shareholder services under the Investor A Plan. Aggregate payments under the Investor A Plan are calculated daily and paid monthly at a rate or rates set from time to time by each Fund, provided that the annual rate may not exceed .25% of the average daily net asset value of the Investor A Shares of the Fund.



The fees payable to Servicing Agents under the Investor A Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor A Shares from Customers and transmitting net purchase and redemption orders to Stephens, the Transfer Agent or their respective agents; (ii) providing Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from a Fund on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor A Shares; (v) arranging for bank wires; and (vi) providing general shareholder liaison services. Nations Short-Term Municipal Income Fund, however, may not pay for shareholder services under the Investor A Plan. The fees payable to Selling Agents are used primarily to compensate or reimburse Selling Agents for providing sales support assistance in connection with the sale of Investor A Shares to Customers, which may include forwarding sales literature and advertising provided by Nations Funds to Customers.



The fees under the Investor A Plan also may be used to reimburse Stephens for distribution-related expenses actually incurred by Stephens, including, but not limited to, expenses of organizing and conducting sales seminars, printing prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising and sales literature and the costs of administering the Investor A Plan.



Nations Funds and Stephens may suspend or reduce payments under the Investor A Plan at any time, and payments are subject to the continuation of the Investor A Plan described above and the terms of the Servicing Agreements and Sales Support Agreements. See the SAI for more details on the Investor A Plan.


In addition, the Trustees and Directors have approved a Shareholder Servicing Plan (the "Servicing Plan") with respect to the Investor A Shares of Nations Short-Term Municipal Income Fund. Pursuant to its Servicing Plan, Nations Short-Term Municipal Income Fund may pay Servicing Agents that have entered into a Servicing Agreement with Nations Funds for certain shareholder support services that are provided by the Servicing Agents. Payments under the Fund's Servicing Plan may not exceed .25% of the average daily net asset value of the Fund's Investor A Shares. The shareholder services provided by Servicing Agents include, but are not limited to, those listed above with respect to the Investor A Plan.

Nations Funds may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the Servicing Agreements. See the SAI for more details on the Servicing Plan.

Nations Funds understands that Agents may charge fees to their Customers who are the owners of Investor A Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Funds. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Funds and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.

The Adviser may also pay out of its own assets amounts to Stephens or other broker/dealers in connection with the provision of administrative and/or distribution related services to shareholders.

In addition, Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the Investor A Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens may also, from time to time, pay additional consideration to Agents not to exceed 1.00% of the offering price per share on all sales of Investor A Shares as an expense of Stephens or for which Stephens may be reimbursed under the Investor A Plan. Any such additional consideration or incentive program may be terminated at any time by Stephens.


Stephens has also established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.


  How The Funds Value Their Shares

The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares of the Funds are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. In the event that the Exchange closes early, shares of the Funds will be priced as of the time the Exchange closes. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees or Directors.

     How Dividends And Distributions Are Made; Tax Information

Dividends and Distributions: Dividends from net investment income are declared and paid monthly by Nations Capital Growth Fund, Nations Disciplined Equity Fund, Nations Equity Income Fund, Nations Value Fund and Nations Small Company Growth Fund. Dividends from net investment income are declared and paid annually by Nations International Growth Fund and Nations International Value Fund. All other Equity Funds and Nations Balanced Assets Fund distribute anynet investment income each calendar quarter and any net realized capital gains (including net short-term capital gains) at least annually. The Bond Funds and Tax-Exempt Bond Funds declare dividends daily and pay them monthly. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.

Investor A Shares of the Bond Funds and Tax-Exempt Bond Funds are eligible to begin earning dividends that are declared on the day the purchase order is executed and continue to be eligible for dividends through and including the day before the redemption order is executed. Investor A Shares of the Equity Funds, and the Balanced Fund are eligible to receive dividends when declared, provided, however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed.

The net asset value of Investor A Shares will be reduced by the amount of any dividend or distribution. Accordingly, dividends and distributions on newly purchased shares represent, in substance, a return of capital. However, such dividends and distributions would nevertheless be taxable. Certain Selling or Servicing Agents may provide for the reinvestment of dividends in the form of additional Investor A Shares of the same class of the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the month, quarter or year to which the payment relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor A Shares.

Tax Information: Each Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code.") Such qualification relieves a Fund of liability for Federal income tax on amounts distributed in accordance with the Code.


Each Fund intends to distribute substantially all of its net investment income each taxable year. Except as discussed below, distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss generally are taxable as ordinary income to shareholders whether such income is received in cash or reinvested in additional shares.


Corporate investors in a Fund may be entitled to the dividends-received deduction on a portion of such Fund's dividends to the extent that the Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations.

Substantially all of a Fund's net realized long-term capital gains will be distributed at least annually. The Funds generally will have no tax liability with respect to such gains, and the distributions will be taxable to shareholders as net capital gain, regardless of how long the shareholders have held the Fund's shares and whether such gains are received in cash or reinvested in additional shares. Noncorporate shareholders may be taxed on such distributions at preferential rates.

Each year, shareholders will be notified as to the amount and federal tax status of all dividends and distributions paid during the prior year.

Dividends and distributions declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends and distributions are actually paid during January of the following year.

Federal law requires Nations Funds to withhold 31% from any distributions (other than exempt-interest dividends) paid by Nations Funds and/or redemptions (including exchanges and redemptions in-kind) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold tax on dividends paid to certain foreign shareholders.

Portions of Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund's net investment income and net realized capital gains may be subject to foreign income taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally, if more than 50% of the value of the total assets of each Fund consist of securities it may elect to "pass through" to its shareholders these foreign taxes, if any. Upon such an election, each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income tax for such amount.

Tax-Exempt Bond Funds: Because a substantial portion of the Funds' net investment income is attributable to interest on tax-exempt bonds, these Funds are permitted to pass through to their shareholders tax-exempt income ("exempt-interest dividends") subject to certain requirements which the Funds intend to satisfy. Distributions from taxable income will be taxable as ordinary income to shareholders whether such income is received in cash or reinvested in additional shares. The policy of the Funds is to pay to their shareholders an amount equal to at least 90% of their exempt-interest income and their investment company taxable income. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their Federal gross income under Section 103(a) of the Code unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. (See the SAI under "Additional Information Concerning Taxes.") Distributions from these Funds will not qualify for the dividends-received deduction for corporate shareholders.


The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisors with specific reference to their own tax situations and with respect to foreign, state and local taxes. Further tax information is contained in the SAI.

     Financial Highlights

The following financial information has been derived from the audited financial statements of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. PricewaterhouseCoopers LLP is the independent accountant to Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. The reports of PricewaterhouseCoopers LLP for the most recent fiscal period accompany the financial statements for such period and are incorporated by reference in the SAI, which is available upon request. Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Funds' independent accountant.

The following financial highlights for Investor A Shares of Nations International Value Fund have been derived from the audited financial statements of the Emerald International Equity Fund (the predecessor portfolio). KPMG Peat Marwick LLP were the independent auditors for the Emerald International Equity Fund for the fiscal period December 1, 1997 through May 15, 1998 and for the fiscal year ended November 30, 1997. PricewaterhouseCoopers LLP was the independent accountant for the Emerald International Equity Fund for the fiscal period from December 27, 1995 through November 30, 1996. The reports of KPMG Peat Marwick LLP for the fiscal period December 1, 1997 through May 15, 1997 and for the fiscal year ended November 30, 1997 of the Emerald International Equity Fund accompany the financial statements for such periods and are incorporated in the SAI, which is available upon request.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Value Fund


                                                                          YEAR            YEAR
                                                                         ENDED            ENDED
Investor A Shares                                                      03/31/98#        03/31/97
Operating performance:
Net asset value, beginning of period                                   $ 17.87          $ 16.60
Net investment income                                                     0.15             0.21
Net realized and unrealized gain/(loss) on investments                    5.98             2.70
Net increase/(decrease) in net asset value from operations                6.13             2.91
Distributions:
Dividends from net investment income                                     (0.14)           (0.22)
Distributions from net realized capital gains                            (3.94)           (1.42)
Total dividends and distributions                                        (4.08)           (1.64)
Net asset value, end of period                                         $ 19.92          $ 17.87
Total return++                                                           38.22%           17.80%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                  $149,167          $70,305
Ratio of operating expenses to average net assets                         1.20%(b)         1.22%(b)
Ratio of net investment income to average net assets                      0.79%            1.26%
Portfolio turnover rate                                                     79%              47%
Ratio of operating expenses to average net assets without waivers
 and/or expense reimbursements                                            1.20%(b)         1.22%(b)



                                                                         PERIOD            YEAR           YEAR
                                                                         ENDED            ENDED         ENDED
Investor A Shares                                                     03/31/96(a)        11/30/95      11/30/94
Operating performance:
Net asset value, beginning of period                                   $ 16.21          $ 12.98       $ 13.72
Net investment income                                                     0.05             0.23          0.20
Net realized and unrealized gain/(loss) on investments                    1.06             3.92         (0.20)
Net increase/(decrease) in net asset value from operations                1.11             4.15          0.00
Distributions:
Dividends from net investment income                                     (0.10)           (0.25)        (0.20)
Distributions from net realized capital gains                            (0.62)           (0.67)        (0.54)
Total dividends and distributions                                        (0.72)           (0.92)        (0.74)
Net asset value, end of period                                         $ 16.60          $ 16.21       $ 12.98
Total return++                                                            7.07%           34.22%        (0.17)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                   $54,341          $48,440       $35,445
Ratio of operating expenses to average net assets                         1.21%+           1.19%         1.18%
Ratio of net investment income to average net assets                      1.05%+           1.65%         1.60%
Portfolio turnover rate                                                     12%              63%           75%
Ratio of operating expenses to average net assets without waivers
 and/or expense reimbursements                                            1.21%+           1.19%         1.18%

                                                                                       YEAR         YEAR
                                                                                     ENDED          ENDED
Investor A Shares                                                                   11/30/93      11/30/92
Operating performance:
Net asset value, beginning of period                                              $ 12.45       $ 11.16
Net investment income                                                                0.22          0.26
Net realized and unrealized gain/(loss) on investments                               1.35          1.59
Net increase/(decrease) in net asset value from operations                           1.57          1.85
Distributions:
Dividends from net investment income                                                (0.21)        (0.27)
Distributions from net realized capital gains                                       (0.09)        (0.29)
Total dividends and distributions                                                   (0.30)        (0.56)
Net asset value, end of period                                                    $ 13.72       $ 12.45
Total return++                                                                      12.80%        16.96%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                              $32,607       $24,536
Ratio of operating expenses to average net assets                                    1.21%         1.06%
Ratio of net investment income to average net assets                                 1.73%         2.15%
Portfolio turnover rate                                                                64%           60%
Ratio of operating expenses to average net assets without waivers and/or expense
 reimbursements                                                                      1.22%         1.15%



                                                                                         YEAR            PERIOD
                                                                                        ENDED             ENDED
Investor A Shares                                                                     11/30/91          11/30/90*
Operating performance:
Net asset value, beginning of period                                                $  9.71            $ 10.04
Net investment income                                                                  0.34               0.35
Net realized and unrealized gain/(loss) on investments                                 1.47              (0.36)
Net increase/(decrease) in net asset value from operations                             1.81              (0.01)
Distributions:
Dividends from net investment income                                                  (0.36)             (0.32)
Distributions from net realized capital gains                                            --                 --
Total dividends and distributions                                                     (0.36)             (0.32)
Net asset value, end of period                                                      $ 11.16            $  9.71
Total return++                                                                        18.79%+++          (0.16)%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                $13,514             $7,020
Ratio of operating expenses to average net assets                                      0.53%              0.21%+
Ratio of net investment income to average net assets                                   3.33%              4.19%+
Portfolio turnover rate                                                                  51%                24%
Ratio of operating expenses to average net assets without waivers and/or expense
 reimbursements                                                                        0.99%              1.11%+



*   Nations Value Fund Investor A Shares commenced operations on December 6,
    1989.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
# Per share net investment has been calculated using the monthly average share method.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Equity Income Fund


                                 YEAR            YEAR           PERIOD
Investor A                      ENDED            ENDED          ENDED
Shares                        03/31/98#        03/31/97      03/31/96(a)
Operating performance:
Net asset value,
 beginning of period          $ 12.26          $ 13.11        $ 11.78
Net investment income            0.26             0.36           0.27
Net realized and
 unrealized gain on
 investments                     3.77             1.58           1.77
Net increase in net
 asset value from
 operations                      4.03             1.94           2.04
Distributions:
Dividends from net
 investment income              (0.24)           (0.38)         (0.34)
Distributions from net
 realized capital gains         (2.16)           (2.41)         (0.37)
Total dividends and
 distributions                  (2.40)           (2.79)         (0.71)
Net asset value, end of
 period                        $13.89          $ 12.26        $ 13.11
Total return++                  36.92%           15.30%         17.75%
Ratios to average net
 assets/supplemental
 data:
Net assets, end of
 period (in 000's)            $68,006          $47,891        $42,606
Ratio of operating
 expenses to average
 net assets                      1.11%(b)         1.16%(b)       1.15%+
Ratio of net investment
 income to average net
 assets                          1.97%            2.84%          2.59%+
Portfolio turnover rate            74%             102%            59%
Ratio of operating
 expenses to average
 net assets without
 waivers and/or
 expense
 reimbursements                  1.11%(b)         1.16%(b)       1.15%+


                                 YEAR         YEAR       YEAR           YEAR           PERIOD
Investor A                      ENDED       ENDED       ENDED          ENDED            ENDED
Shares                         05/31/95    05/31/94    05/31/93      05/31/92         05/31/91*
Operating performance:
Net asset value,
 beginning of period          $ 11.41     $ 12.02     $ 11.40        $ 10.19          $ 10.04
Net investment income            0.40        0.37        0.34           0.29             0.05
Net realized and
 unrealized gain on
 investments                     1.10        0.21        1.05           1.27             0.10
Net increase in net
 asset value from
 operations                      1.50        0.58        1.39           1.56             0.15
Distributions:
Dividends from net
 investment income              (0.40)      (0.38)      (0.32)         (0.28)             --
Distributions from net
 realized capital gains         (0.73)      (0.81)      (0.45)         (0.07)             --
Total dividends and
 distributions                  (1.13)      (1.19)      (0.77)         (0.35)             --
Net asset value, end of
 period                       $ 11.78     $ 11.41     $ 12.02        $ 11.40          $ 10.19
Total return++                  14.53%       4.74%      12.78%         15.59%+++         1.49%+++
Ratios to average net
 assets/supplemental
 data:
Net assets, end of
 period (in 000's)            $35,538     $33,691     $32,760         $3,418           $  497
Ratio of operating
 expenses to average
 net assets                      1.17%       1.19%       1.17%          1.35%            1.37%+
Ratio of net investment
 income to average net
 assets                          3.50%       3.16%       3.12%          2.90%            3.40%+
Portfolio turnover rate           158%        116%         55%            84%               9%
Ratio of operating
 expenses to average
 net assets without
 waivers and/or
 expense
 reimbursements                  1.18%       1.20%       1.29%          2.46%           15.09%+


* Nations Equity Income Fund Investor A Shares commenced operations on April 16, 1991.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
# Per share net investment income has been calculated using the monthly average share method.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
(b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Emerging Growth Fund

                                              YEAR            YEAR            PERIOD        YEAR        YEAR          PERIOD
                                             ENDED            ENDED           ENDED         ENDED       ENDED         ENDED
Investor A Shares                          03/31/98#        03/31/97#     03/31/96#(a)    11/30/95    11/30/94#     11/30/93*
Operating performance:
Net asset value, beginning of period      $ 12.69          $ 13.91         $ 14.17       $ 11.35     $ 10.85       $  9.87
Net investment income/(loss)                (0.10)           (0.07)          (0.01)        (0.01)      (0.06)        (0.03)
Net realized and unrealized
 gain/(loss) on investments                  5.50             0.19            1.25          3.23        0.70          1.02
Net increase/(decrease) in net asset
 value from operations                       5.40             0.12            1.24          3.22        0.64          0.99
Distributions:
Distributions from net realized
 capital gains                              (1.79)           (1.34)          (1.50)        (0.40)      (0.14)        (0.01)
Total dividends and distributions           (1.79)           (1.34)          (1.50)        (0.40)      (0.14)        (0.01)
Net asset value, end of period            $ 16.30          $ 12.69         $ 13.91       $ 14.17     $ 11.35       $ 10.85
Total return++                              44.86%             .18%           9.80%        29.65%       5.90%         9.99%
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in 000's)      $21,591          $12,126          $7,802        $5,765      $3,234        $2,095
Ratio of operating expenses to
 average net assets                          1.23%(b)         1.23%(b)        1.24%+        1.23%       1.26%         1.05%+
Ratio of net investment income/(loss)
 to average net assets                      (0.67)%          (0.51)%         (0.31)%+      (0.17)%     (0.54)%       (0.40)%+
Portfolio turnover rate                        76%              93%             39%          139%        129%          159%
Ratio of operating expenses to
 average net assets without waivers
 and/or expense reimbursement                1.23%(b)         1.23%(b)        1.24%+        1.23%       1.26%         1.26%+


* Nations Emerging Growth Fund Investor A Shares commenced operations on December 10, 1992.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

# Per share net investment income/(loss) has been calculated using the monthly average share method.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Small Company Growth Fund


                                                                                      PERIOD         PERIOD       PERIOD
                                                                                      ENDED          ENDED        ENDED
Investor A Shares*                                                                  03/31/98*      05/16/97*   08/31/96*(b)
Operating performance:
Net asset value, beginning of the period                                            $ 12.05        $ 10.64      $ 10.00
Net investment income                                                                 (0.02)          0.03         0.05
Net realized and unrealized gain on investments                                        4.42           1.46         0.64
Net increase in net asset value from operations                                        4.40           1.49         0.69
Dividends from net investment income                                                    --           (0.03)       (0.05)
Distributions from net realized capital gains                                         (0.71)         (0.05)         --
Total dividends and distributions                                                     (0.71)         (0.08)       (0.05)
Net asset value, the end of the period                                              $ 15.74        $ 12.05      $ 10.64
Total return++                                                                        37.02%         13.98%        6.88%
Net assets at end of period (in 000's)                                               $6,772         $3,697       $2,611
Ratio of operating expenses to average net assets                                      1.20%+(a)      1.23%+       1.25%+
Ratio of operating expenses to average net assets including interest expense           1.20%+          --           --
Ratio of net investment income/loss to average net assets                             (0.20)%+        0.30%+       0.66%+
Portfolio turnover rate                                                                  59%            48%          31%
Ratio of expenses to average net assets without waivers and/or expense
 reimbursements                                                                        1.51%+(a)      1.66%+       1.65%+

* The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot Small Capitalization Equity Fund's Class A Shares, which were reorganized into Nations Small Company Growth Fund Investor A Shares as of the close of business on May 23, 1997. Prior to May 23, 1997, the investment adviser to Nations Small Company Growth Fund was Boatmen's Trust Company. Effective May 23, 1997 the investment adviser to Nations Small Company Growth Fund is TradeStreet Investment Associates, Inc.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Represents the period from December 12, 1995 (commencement of operations) to August 31, 1996.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Disciplined Equity Fund


                                          YEAR                YEAR           PERIOD       YEAR          PERIOD         PERIOD
                                          ENDED               ENDED          ENDED        ENDED         ENDED           ENDED
Investor A Shares                      03/31/98##           03/31/97      03/31/96(a)   11/30/95      11/30/94*       04/29/94*
Operating performance:
Net asset value, beginning of
 period                                 $ 18.44             $ 17.16        $ 17.04      $ 13.06       $ 13.30         $ 14.94
Net investment income/(loss)               0.02                0.08           0.04         0.09          0.00(b)        (0.04)
Net realized and unrealized
 gain/(loss) on investments                7.87                2.80           0.35         3.96         (0.23)#          1.35
Net increase/(decrease) in net
 asset value from operations               7.89                2.88           0.39         4.05         (0.23)           1.31
Distributions:
Dividends from net investment
 income                                   (0.01)              (0.09)         (0.04)       (0.07)       ( 0.01)            --
Distributions from net realized
 capital gains                            (4.23)              (1.51)         (0.23)         --            --            (2.95)
Return of capital                           --                  --             --           --          (0.00)(b)         --
Total dividends and
 distributions                            (4.24)              (1.60)         (0.27)       (0.07)        (0.01)          (2.95)
Net asset value, end of period          $ 22.09             $ 18.44        $ 17.16      $ 17.04       $ 13.06         $ 13.30
Total return++                            48.28%              16.76%          2.35%       31.05%       ( 1.71)%          8.31%
Ratios to average net
 assets/supplemental data:
Net assets, end of period
 (in 000's)                             $21,725              $6,837         $4,722       $3,234        $  252          $  165
Ratio of operating expenses to
 average net assets                        1.23%(c)(d)         1.29%(c)       1.12%+       1.40%         1.23%+          1.30%+
Ratio of net investment
 income/(loss) to average net
 assets                                    0.12%               0.45%          0.72%+       0.75%         0.02%+        ( 0.62)%+
Portfolio turnover rate                      79%                120%            47%         124%          177%            475%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements                            1.23%(c)(d)         1.29%          1.12%+       1.40%         1.66%+          1.74%+


* The period for Nations Disciplined Equity Investor A Shares reflects operations from April 30, 1994 through November 30, 1994. The financial information for the fiscal periods through April 29, 1994 is based on the financial information for The Capitol Mutual Funds Special Equity Portfolio Class B Shares, which were reorganized into Investor A Shares of Nations Disciplined Equity Fund (then named Nations Special Equity Fund) as of the close of business on April 29, 1994. The Capitol Mutual Funds Special Equity Portfolio Class B Shares commenced operations on July 26, 1993.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
# The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.
## Per share net investment income has been calculated using the monthly average share method.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Amount represents less than $0.01 per share.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio with and without waivers and/or expense reimbursements, was less than 0.01%.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Capital Growth Fund

                                           YEAR               YEAR            PERIOD
                                          ENDED               ENDED          ENDED
Investor A Shares                      03/31/98##          03/31/97##     03/31/96(a)
Operating performance:
Net asset value, beginning of
 period                                 $ 11.67             $ 13.41       $ 14.22
Net investment income/(loss)             ( 0.01)               0.02          0.01
Net realized and unrealized
 gain on investments                       5.28                1.65          0.38
Net increase in net asset value
 from operations                           5.27                1.67          0.39
Distributions:
Dividends from net investment
 income                                     --                (0.02)        (0.01)
Distributions from net realized
 capital gains                            (3.68)              (3.39)        (1.19)
Total dividends and
 distributions                            (3.68)              (3.41)        (1.20)
Net asset value, end of period          $ 13.26             $ 11.67       $ 13.41
Total return++                            53.83%              11.58%         3.02%
Ratios to average net
 assets/supplemental data:
Net assets, end of period
 (in 000's)                             $43,380             $20,465       $18,311
Ratio of operating expenses to
 average net assets                        1.20%(c)(d)         1.21%(d)      1.21%+
Ratio of net investment
 income/(loss) to average net
 assets                                   (0.12)%              0.14%         0.13%+
Portfolio turnover rate                     113%                 75%           25%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements                            1.20%(c)            1.21%         1.21%+



                                     YEAR           YEAR          YEAR          PERIOD
                                    ENDED          ENDED         ENDED          ENDED
Investor A Shares                  11/30/95      11/30/94       11/30/93      11/30/92*
Operating performance:
Net asset value, beginning of
 period                           $ 11.21        $ 11.06       $ 10.67        $ 10.00
Net investment income/(loss)         0.06           0.07          0.07           0.01
Net realized and unrealized
 gain on investments                 3.28           0.14          0.41           0.66 #
Net increase in net asset value
 from operations                     3.34           0.21          0.48           0.67
Distributions:
Dividends from net investment
 income                             (0.07)         (0.06)        (0.08)           --
Distributions from net realized
 capital gains                      (0.26)         (0.00)(b)     (0.01)           --
Total dividends and
 distributions                      (0.33)         (0.06)        (0.09)           --
Net asset value, end of period    $ 14.22        $ 11.21       $ 11.06        $ 10.67
Total return++                      30.70%          1.93%         4.56%          6.70%+++
Ratios to average net
 assets/supplemental data:
Net assets, end of period
 (in 000's)                       $16,770        $11,038       $11,182         $1,225
Ratio of operating expenses to
 average net assets                  1.23%          1.15%         1.05%          0.55%+
Ratio of net investment
 income/(loss) to average net
 assets                              0.46%          0.60%         0.59%          1.08%+
Portfolio turnover rate                80%            56%           81%             7%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements                      1.23%          1.16%         1.14%          1.30%+



* Nations Capital Growth Fund Investor A Shares commenced operations on October 2, 1992.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
# The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.
## Per share net investment income has been calculated using the monthly average share method.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Amount represents less than $0.01 per share.
(c) The effect of the fees reduced by the credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


Nations Marsico Focused Equities Fund




                                                                                    PERIOD
                                                                                    ENDED
Investor A Shares                                                                03/31/98*#
Operating performance:
Net asset value at the beginning of the period                                    $ 10.00
Net investment income/(loss)                                                        (0.01)
Net realized and unrealized capital gain on investments                              2.15
Net increase in net asset value from operations                                      2.14
Distributions:
Dividends from net investment income                                                 0.00
Distributions from net realized capital gains                                        0.00
Total dividends and distributions                                                    0.00
Net asset value, the end of the period                                            $ 12.14
Total return++                                                                      21.40%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                               $6,056
Ratio of operating expenses to average net assets                                    1.77%+(a)
Ratio of net investment income/(loss) to average net assets                         (0.55)%+
Portfolio turnover rate                                                                25%
Ratio of operating expenses to average net assets without waivers and/or expense     1.77%+(a)
  reimbursements

* Nations Marsico Focused Equities Fund Investor A Shares commenced operations on December 31, 1997.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average share method.
(a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was 0.01%.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


Nations Marsico Growth & Income Fund

                                                                                        PERIOD
                                                                                        ENDED
Investor A Shares                                                                    03/31/98*#
Operating performance:
Net asset value at the beginning of the period                                        $ 10.00
Net investment income                                                                    0.00(b)
Net realized and unrealized gain on investments                                          2.02
Net increase in net asset value from operations                                          2.02
Dividends from net investment income                                                     0.00
Distributions from net realized capital gains                                            0.00
Total dividends and distributions                                                        0.00
Net asset value, end of the period                                                    $ 12.02
Total return++                                                                          20.20%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                  $ 1,141
Ratio of operating expenses to average net assets                                        1.34+(a)
Ratio of net investment income/(loss) to average net assets                              0.13+
Portfolio turnover rate                                                                    22%
Ratio of operating expenses to average net assets without fee waivers and/or expense     2.22+(a)
  reimbursements

* Nations Marsico Growth & Income Fund Investor A Shares commenced operations on December 31, 1997.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average share method.
(a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was 0.01%.
(b) Amount represents less than $0.01 per share.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations International Equity Fund




                                            YEAR           YEAR            PERIOD       YEAR        YEAR        PERIOD
                                            ENDED          ENDED           ENDED        ENDED       ENDED       ENDED
Investor A Shares                         03/31/98#      03/31/97#     03/31/96(a)#   05/31/95#   05/31/94#   05/31/93*#
Operating performance:
Net asset value, beginning of period      $ 13.01        $ 13.39         $ 11.67      $ 12.00     $ 10.56     $ 10.38
Net investment income/(loss)                 0.07           0.05            0.04         0.11        0.06        0.07
Net realized and unrealized
 gain/(loss) on investments                  1.94           0.11            1.78        (0.20)       1.44        0.21
Net increase/(decrease) in net asset
 value from operations                       2.01           0.16            1.82        (0.09)       1.50        0.28
Distributions:
Dividends from net investment
 income                                     (0.15)         (0.09)          (0.04)       (0.02)      (0.04)      (0.08)
Distributions in excess of net
 investment income                          (0.04)         (0.00)(b)       (0.04)         --          --          --
Distributions from net realized
 capital gains                              (0.16)         (0.42)          (0.02)       (0.12)      (0.02)      (0.02)
Distributions in excess of net realized
 capital gains                                --           (0.03)            --         (0.10)        --          --
Total dividends and distributions           (0.35)         (0.54)          (0.10)       (0.24)      (0.06)      (0.10)
Net asset value, end of period            $ 14.67        $ 13.01         $ 13.39      $ 11.67     $ 12.00     $ 10.56
Total return++                              15.77%          1.08%          15.66%      ( 0.69)%     14.00%       2.91%
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in 000's)      $13,477         $9,443          $7,643       $4,877      $3,219      $  839
Ratio of operating expenses to
 average net assets                          1.39%          1.41%           1.42%+       1.28%       1.42%       1.55%+
Ratio of net investment income/(loss)
 to average net assets                       0.51%          0.37%           0.40%+       0.92%       0.50%       0.78%+
Portfolio turnover rate                        64%            36%             26%          92%         39%         41%
Ratio of operating expenses to
 average net assets without waivers
 and/or expense reimbursements               1.39%          1.41%           1.43%+       1.29%       1.43%       1.62%+

* Nations International Equity Fund Investor A Shares commenced operations on June 3, 1992.
+   Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average share method.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
(b) Amount represents less than $0.01 per share.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations International Growth Fund


                                             YEAR        PERIOD         YEAR       YEAR         YEAR       PERIOD
                                            ENDED         ENDED        ENDED      ENDED        ENDED        ENDED
Investor A Shares*                        03/31/98#     05/16/97     08/31/96   08/31/95#   08/31/94#   08/31/93#(a)
Operating performance:
Net asset value at the beginning of
 the period                               $ 18.27       $ 16.90      $ 16.14    $ 16.29      $ 14.13      $ 11.85
Net investment income/(loss)                (0.01)        (0.05)        0.04       0.08         0.07         0.02
Net realized and unrealized
 gain/(loss) on investments                  1.29          1.90         1.57       0.17         2.24         2.26
Net income/(loss) from operations            1.28          1.85         1.61       0.25         2.31         2.28
Dividends from net investment
 income                                       --          (0.14)       (0.46)     (0.11)         --           --
Distributions from net realized
 capital gain                               (0.34)        (0.34)       (0.39)     (0.29)       (0.15)         --
Total dividends and distributions           (0.34)        (0.48)       (0.85)     (0.40)       (0.15)         --
Net asset value, end of the period        $ 19.21       $ 18.27      $ 16.90    $ 16.14      $ 16.29      $ 14.13
Total return++                               7.18%        11.14%       10.40%      1.77%       16.48%       19.24%
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in 000's)       $24,353      $26,730      $26,730    $27,625      $44,990      $55,816
Ratio of operating expenses to
 average net assets                          1.40%+        1.42%+       1.32%      1.42%        1.37%        2.17%+
Ratio of operating expenses to
 average net assets without waivers          1.42%+        1.42%+       1.32%      1.42%        1.37%        2.17%+
Ratio of net investment income/(loss)
 to average net assets                     (0.04)%+        0.29%+       0.48%      0.50%        0.48%        0.25%+
Portfolio turnover rate                        11%+          34%          22%        36%          35%          27%(b)

* The financial information for the fiscal periods through May 23, 1997 reflect the financial information for the Pilot International Equity Funds' Class A Shares which were reorganized into the Nations International Growth Fund Investor A Shares as of May 23, 1997. Prior to July 1997, the investment adviser to Nations International Growth Fund was Kleinwort Benson. Effective July 1997 the investment adviser to Nations International Growth Fund was NBAI.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average share method.
(a) Prior to a tax-free reorganization into Pilot Administration Shares (subsequently renamed Class A Shares) effective July 12, 1993, the Pilot Kleinwort Benson International Equity Portfolio (subsequently renamed the Pilot International Equity Fund) was a separate portfolio of Kleinwort Benson Investment Strategies known as Kleinwort Benson International Equity Fund. The predecessor portfolio was advised by Kleinwort Benson International Investment Limited and had a December 31 year end.
(b) Excludes transfer of assets effective August 6, 1993 from a collective trust for which Boatmen's Trust Company served as Trustee.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations International Value Fund

                                                                      PERIOD           YEAR          PERIOD
                                                                      ENDED            ENDED         ENDED
Investor A Shares*                                                   5/15/98         11/30/97      11/30/96**(a)
Operating performance:
Net asset value, beginning of period                                 $ 13.13        $ 11.29        $ 10.00
Net investment income                                                   0.08           0.01           0.04
Net realized and unrealized gains on securities                         2.52           1.91           1.31
Total income from investment operations                                 2.60           1.92           1.35
Less dividends and distributions:
Dividends from net investment income                                     --           (0.01)         (0.04)
Dividends in excess of net investment income                             --           (0.05)           --
Distributions from net realized gains on securities                    (0.29)         (0.02)         (0.02)
Total dividends and distributions                                      (0.29)         (0.08)         (0.06)
Net change in net asset value                                           2.31           1.84           1.29
Net asset value, end of period                                       $ 15.44        $ 13.13        $ 11.29
Total return                                                           20.22%++       17.11%         13.54%++
Ratios to average net assets supplemental data:
Net assets, end of period (000s)                                      $5,128         $4,259        $   115
Ratio of expenses to average net assets                                 1.81%+         1.73%          0.00%+
Ratio of net investment income to average net assets                    1.21%+         0.26%          1.83%+
Ratio of expenses to average net assets***                              1.82%+         1.93%         57.40%+
Ratio of net investment income (loss) to average net assets***          1.20%+         0.06%        (55.57%)+
Portfolio turnover                                                        88%++          29%            50%++

* Investor A Shares of Nations International Value Fund were formerly Retail Shares of the Emerald International Equity Fund, a predecessor portfolio.
** For the period December 27, 1995 (commencement of operations) through November 30, 1996.
*** During the period, certain fees were voluntarily reduced and/or reimbursed reimbursements had not occurred, the ratios would have been as indicated.
(a) Effective August 19, 1996, Brandes became the Fund's Investment Sub-Adviser.
+   Annualized.
++  Not annualized.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Emerging Markets Fund



                                                                  YEAR       YEAR         PERIOD
                                                                 ENDED       ENDED        ENDED
Investor A Shares                                             03/31/98#   03/31/97#    03/31/96*#
Operating performance:
Net asset value, beginning of period                           $ 11.39     $ 10.32      $ 10.00
Net investment income/(loss)                                      0.01       (0.01)       (0.05)
Net realized and unrealized gain/(loss) on investments           (0.75)       1.21         0.37
Net increase/(decrease) in net asset value from operations       (0.74)       1.20         0.32
Distributions:
Dividends from net investment income                             (0.08)      (0.02)         --
Distributions in excess of net investment income                    --       (0.05)         --
Distributions from net realized capital gains                       --       (0.06)         --
Total dividends and distributions                                (0.08)      (0.13)         --
Net asset value, end of period                                 $ 10.57     $ 11.39      $ 10.32
Total return++                                                   (6.60)%     11.74%        3.20%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                            $  652      $  894       $  477
Ratio of operating expenses to average net assets                 1.82%       1.99%        2.38%+
Ratio of net investment income to average net assets              0.11%      (0.12%)     (0.63)%+
Portfolio turnover rate                                             63%         31%          17%

* Nations Emerging Markets Fund Investor A Shares commenced operations on June 30, 1995.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average share method.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Pacific Growth Fund

                                                                    YEAR        YEAR          PERIOD
                                                                  ENDED         ENDED         ENDED
Investor A Shares                                               03/31/98#     03/31/97     03/31/96*#
Operating performance:
Net asset value, beginning of period                           $ 10.37        $ 10.23       $ 10.00
Net investment income/(loss)                                      0.07           0.00**       (0.04)
Net realized and unrealized gain/(loss) on investments           (2.98)          0.19          0.29
Net increase/(decrease) in net asset value from operations       (2.91)          0.19          0.25
Distributions:
Dividends from net investment income                             (0.17)         (0.03)          --
Distributions in excess of net investment income                   --           (0.02)        (0.02)
Total dividends and distributions                                (0.17)         (0.05)        (0.02)
Net asset value, end of period                                 $  7.29        $ 10.37       $ 10.23
Total return++                                                  (28.59)%         1.86%         2.52%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's):                          $   871         $2,480        $1,375
Ratio of operating expenses to average net assets                 1.62%          1.67%         2.01%+
Ratio of net investment income/(loss) to average net assets       0.69%          0.14%        (0.52)%+
Portfolio turnover rate                                            123%            78%           23%

* Nations Pacific Growth Fund Investor A Shares commenced operations on June 30, 1995.
**  Amount represents less than $0.01 per share.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average share method.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Balanced Assets Fund

                                           YEAR               YEAR
                                          ENDED              PERIOD
Investor A Shares                       03/31/98            03/31/97
Operating performance:
Net asset value, beginning of
 period                                 $ 11.13             $ 11.64
Net investment income                      0.27                0.34
Net realized and unrealized
 gain/(loss) on investments                2.68                1.05
Net increase/(decrease) in net
 asset value from operations               2.95                1.39
Distributions:
Dividends from net investment
 income                                  ( 0.27)             ( 0.36)
Distributions from net realized
 capital gains                           ( 2.34)             ( 1.54)
Total dividends and
 distributions                           ( 2.61)             ( 1.90)
Net asset value, end of period          $ 11.47             $ 11.13
Total return++                            30.13%              12.18%
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in
 000's)                                 $16,009              $9,075
Ratio of operating expenses to
 average net assets                        1.33%(b)(c)         1.25%(b)
Ratio of net investment income
 to average net assets                     2.45%               3.06%
Portfolio turnover rate                     276%                264%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements                            1.33%(b)            1.25%(b)



                                     PERIOD       YEAR        YEAR        YEAR          PERIOD
                                     ENDED        ENDED       ENDED       ENDED         ENDED
Investor A Shares                 03/31/96(a)   11/30/95    11/30/94    11/30/93      11/30/92*
Operating performance:
Net asset value, beginning of
 period                            $ 12.66      $ 10.42     $ 10.86     $ 10.24       $ 10.00
Net investment income                 0.11         0.34        0.22        0.29          0.01
Net realized and unrealized
 gain/(loss) on investments           0.45         2.23       (0.44)       0.62          0.23#
Net increase/(decrease) in net
 asset value from operations          0.56         2.57       (0.22)       0.91          0.24
Distributions:
Dividends from net investment
 income                              (0.17)       (0.31)      (0.22)      (0.29)          --
Distributions from net realized
 capital gains                       (1.41)       (0.02)        --          --            --
Total dividends and
 distributions                       (1.58)       (0.33)      (0.22)      (0.29)          --
Net asset value, end of period     $ 11.64      $ 12.66     $ 10.42     $ 10.86     $   10.24
Total return++                        4.86%       25.01%      (2.02)%      8.93%         2.40%+++
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in
 000's)                             $6,261       $5,276      $4,881      $5,191        $  547
Ratio of operating expenses to
 average net assets                   1.25%+       1.24%       1.23%       1.15%         0.55%+
Ratio of net investment income
 to average net assets                2.66%+       3.00%       2.06%       2.57%         3.60%+
Portfolio turnover rate                 83%         174%        156%         50%           79%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements                       1.25%+       1.24%       1.24%       1.22%         1.30%+

* Nations Balanced Assets Fund Investor A Shares commenced operations on October 2, 1992.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
# The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations U.S. Government Bond Fund

                                                                    PERIOD          YEAR        YEAR        YEAR
                                                                    ENDED           ENDED       ENDED       ENDED
Investor A Shares*                                                03/31/98        05/16/97    08/31/96   08/31/95(b)
Operating performance:
Net asset value, at the beginning of the period                   $ 10.20         $ 10.54     $ 11.19     $ 10.48
Net investment income                                                0.46            0.39        0.59        0.37
Net realized and unrealized gain/(loss) on investments               0.30            0.17       (0.20)       0.71
Net increase in net asset value from operations                      0.76            0.56        0.39        1.08
Distributions:
Dividends from net investment income                                (0.46)          (0.39)      (0.59)      (0.37)
Distributions from net realized capital gains                       (0.13)          (0.51)      (0.45)        --
Total dividends and distributions                                   (0.59)          (0.90)      (1.04)      (0.37)
Net asset value, end of the period                                $ 10.37         $ 10.20     $ 10.54     $ 11.19
Total return ++                                                      7.51%           5.44%       3.44%      10.41%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                               $1,927          $  734      $  632      $   87
Ratio of operating expenses to average net assets                    0.85%(a)+       0.87%+      0.85%       0.82%+
Ratio of net investment income to average net assets                 5.01%+          5.35%+      5.44%       5.76%+
Portfolio turnover rate                                               188%             58%         87%        132%
Ratio of expenses to average net assets (without waivers or
 expense reimbursements)                                             1.11%(a)+       1.07%+      1.07%       1.12%+

* The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot U.S. Government Securities Fund's Class A Shares, which were reorganized into the Investor A Shares of Nations U.S. Government Bond Fund as of May 23, 1997.
+   Annualized
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) The effect of the fees reduced by the credits allowed by the custodian on the expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Investor A Shares commenced operations on February 7, 1995.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Short-Intermediate Government Fund

                                                       YEAR              YEAR
                                                       ENDED             ENDED
Investor A Shares                                     03/31/98         03/31/97#
Operating performance:
Net asset value, beginning of period                  $ 3.99            $ 4.07
Net investment income                                   0.22              0.22
Net realized and unrealized gain/(loss) on
 investments                                            0.13             (0.08)
Net increase/(decrease) in net asset value from
 operations                                             0.35              0.14
Distributions:
Dividends from net investment income                   (0.22)            (0.22)
Distributions from net realized capital gains            --                --
Total dividends and distributions                      (0.22)            (0.22)
Net asset value, end of period                        $ 4.12            $ 3.99
Total return++                                          8.89%             3.51%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $49,478           $42,468
Ratio of operating expenses to average net assets       0.81%             0.83%(c)(d)
Ratio of net investment income to average net
 assets                                                 5.33%             5.53%
Portfolio turnover rate                                  538%              529%
Ratio of operating expenses to average net assets
 without waivers and/or expense
 reimbursements                                         1.01%             1.03%(d)



                                                          PERIOD           YEAR              YEAR
                                                          ENDED            ENDED            ENDED
Investor A Shares                                     03/31/96(b)#       11/30/95#        11/30/94
Operating performance:
Net asset value, beginning of period                 $  4.14            $  3.93           $  4.28
Net investment income                                   0.07               0.23              0.22
Net realized and unrealized gain/(loss) on
 investments                                           (0.07)              0.21             (0.33)
Net increase/(decrease) in net asset value from
 operations                                             0.00               0.44             (0.11)
Distributions:
Dividends from net investment income                   (0.07)(a)          (0.23)(a)         (0.22)(a)
Distributions from net realized capital gains            --                 --              (0.02)
Total dividends and distributions                      (0.07)             (0.23)            (0.24)
Net asset value, end of period                       $  4.07            $  4.14           $  3.93
Total return++                                          0.00%###          11.48%            (2.41)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $57,381            $64,848           $77,128
Ratio of operating expenses to average net assets       0.83%+             0.80%             0.77%
Ratio of net investment income to average net
 assets                                                 5.12%+             5.68%             5.58%
Portfolio turnover rate                                  189%               328%              133%
Ratio of operating expenses to average net assets
 without waivers and/or expense
 reimbursements                                         1.06%+             1.00%             0.98%

* Nations Short-Intermediate Government Fund Investor A Shares commenced operations on August 5, 1991.
+   Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
# Per share net investment income has been calculated using the monthly average share method.
## Nations Short-Intermediate Government Fund's net asset value upon commencement of operations was $2.00 per share. Effective September 25, 1991, the net asset value doubled as a result of the reclassification of each outstanding share into half as many shares (reverse split).
### Amount represents less than 0.01%.
(a) Includes distribution in excess of less than $0.01 per share.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                               YEAR        YEAR           PERIOD
                                                                              ENDED        ENDED          ENDED
Investor A Shares                                                           11/30/93     11/30/92       11/30/91*
Operating performance:
Net asset value, beginning of period                                        $  4.16      $  4.17         $ 4.00##
Net investment income                                                          0.22         0.27           0.10
Net realized and unrealized gain/(loss) on investments                         0.14        (0.01)          0.17
Net increase/(decrease) in net asset value from operations                     0.36         0.26           0.27
Distributions:
Dividends from net investment income                                          (0.22)       (0.27)         (0.10)
Distributions from net realized capital gains                                 (0.02)         --             --
Total dividends and distributions                                             (0.24)       (0.27)         (0.10)
Net asset value, end of period                                              $  4.28      $  4.16        $  4.17
Total return++                                                                 8.85%        6.61%          6.81%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                       $173,449     $188,624        $53,874
Ratio of operating expenses to average net assets                              0.70%        0.48%          0.08%+
Ratio of net investment income to average net assets                           5.25%        6.34%          7.21%+
Portfolio turnover rate                                                          92%          25%            11%
Ratio of operating expenses to average net assets without waivers and/or
 expense reimbursements                                                        0.94%        0.88%          0.82%+

* Nations Short-Intermediate Government Fund Investor A Shares commenced operations on August 5, 1991.
+   Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges. +++ Unaudited.
# Per share net investment income has been calculated using the monthly average share method.
## Nations Short-Intermediate Government Fund's net asset value upon commencement of operations was $2.00 per share. Effective September 25, 1991, the net asset value doubled as a result of the reclassification of each outstanding share into half as many shares (reverse split).
### Amount represents less than 0.01%.
(a) Includes distribution in excess of less than $0.01 per share.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements was less than 0.01%.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Government Securities Fund

                                                                  YEAR
                                                                 ENDED
Investor A Shares                                              03/31/98
Operating performance:
Net asset value, beginning of period                            $ 9.39
Net investment income                                             0.52
Net realized and unrealized gain/(loss) on
 investments                                                      0.51
Net increase/(decrease) in net asset value from
 operations                                                       1.03
Distributions:
Dividends from net investment income                             (0.52)
Distributions in excess of net investment income                   --
Distributions in excess of net realized capital gains              --
Distributions from capital                                         --
Total dividends and distributions                                (0.52)
Net asset value, end of period                                  $ 9.90
Total return++                                                   11.37%
Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000's)                            $8,509
Ratio of operating expenses to average net assets                 1.10%(c)(d)
Ratio of net investment income to average net assets              5.38%
Portfolio turnover rate                                            303%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements                    1.24%(d)

                                                                 YEAR              PERIOD        YEAR         YEAR
                                                                 ENDED             ENDED        ENDED        ENDED
Investor A Shares                                              03/31/97#       03/31/96(a)#   05/31/95#    05/31/94
Operating performance:
Net asset value, beginning of period                            $ 9.67           $  9.86       $ 9.80      $ 10.46
Net investment income                                             0.58              0.50         0.61         0.62
Net realized and unrealized gain/(loss) on
 investments                                                     (0.30)            (0.19)        0.06        (0.61)
Net increase/(decrease) in net asset value from
 operations                                                       0.28              0.31         0.67         0.01
Distributions:
Dividends from net investment income                             (0.56)            (0.48)       (0.57)       (0.56)
Distributions in excess of net investment income                   --              (0.02)         --         (0.02)
Distributions in excess of net realized capital gains              --              --             --         (0.05)
Distributions from capital                                       (0.00)(b)         --           (0.04)       (0.04)
Total dividends and distributions                                (0.56)            (0.50)       (0.61)       (0.67)
Net asset value, end of period                                  $ 9.39           $  9.67       $ 9.86      $  9.80
Total return++                                                    2.92%             3.20%        7.29%       (0.11)%
Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000's)                            $9,852           $11,662      $10,928      $14,044
Ratio of operating expenses to average net assets                 1.05%             1.05%+       1.01%        0.90%
Ratio of net investment income to average net assets              6.03%             6.11%+       6.44%        5.91%
Portfolio turnover rate                                            468%              199%         413%          56%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements                    1.19%             1.20%+       1.19%        1.11%

* Nations Government Securities Fund Investor A Shares commenced operations on April 17, 1991.
+   Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
# Per share net investment income has been calculated using the monthly average share method.
(a) Fiscal year ended changed to March 31. Prior to this, the fiscal year ended was May 31.
(b) Amount represents less than $0.01.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              YEAR          YEAR             PERIOD
                                                                             ENDED          ENDED            ENDED
Investor A Shares                                                          05/31/93#      05/31/92         05/31/91*
Operating performance:
Net asset value, beginning of period                                       $ 10.36       $ 10.05           $ 10.01
Net investment income                                                         0.66          0.71              0.09
Net realized and unrealized gain/(loss) on investments                        0.16          0.38              0.02
Net increase/(decrease) in net asset value from operations                    0.82          1.09              0.11
Distributions:
Dividends from net investment income                                         (0.68)        (0.75)            (0.07)
Distributions in excess of net investment income                                --            --               --
Distributions from net realized capital gains                                   --            --               --
Distributions in excess of net realized capital gains                        (0.04)        (0.03)              --
Distributions from capital                                                      --           --                --
Total dividends and distributions                                            (0.72)        (0.78)            (0.07)
Net asset value, end of period                                             $ 10.46       $ 10.36           $ 10.05
Total return++                                                                8.18%        11.18%+++          1.07%+++
Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000's)                                       $15,354        $3,326            $  661
Ratio of operating expenses to average net assets                             1.00%         1.31%             1.35%+
Ratio of net investment income to average net assets                          6.52%         6.90%             7.22%+
Portfolio turnover rate                                                        103%          130%                5%
Ratio of operating expenses to average net assets without waivers and/or
 expense reimbursements                                                       1.15%         1.97%             1.94%+++

* Nations Government Securities Fund Investor A Shares commenced operations on April 17, 1991.
+   Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
# Per share net investment income has been calculated using the monthly average share method.
(a) Fiscal year ended changed to March 31. Prior to this, the fiscal year ended was May 31.
(b) Amount represents less than $0.01.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Short-Term Income Fund

                                YEAR               YEAR
Investor A                     ENDED               ENDED
Shares                       03/31/98            03/31/97#
Operating performance:
Net asset value,
 beginning of period         $ 9.68                $ 9.76
Net investment income          0.54                  0.56
Net realized and
 unrealized gain/(loss)
 on investments                0.09                 (0.08)
Net increase/(decrease) in
 net asset value from
 operations                    0.63                  0.48
Distributions:
Dividends from net
 investment income            (0.54)                (0.56)
Distributions in excess of
 net investment income           --                    --
Distributions from capital       --                    --
Total dividends and
 distributions                (0.54)                (0.56)
Net asset value, end of
 period                      $ 9.77                $ 9.68
Total return++                 6.67%                 5.04%
Ratios to average net
 assets/supplemental
 data:
Net assets, end of period
 (in 000's)                 $13,688                $6,169
Ratio of operating
 expenses to average net
 assets                        0.76%(b)(c)           0.75%(b)
Ratio of net investment
 income to average net
 assets                        5.55%                 5.77%
Portfolio turnover rate          66%                  172%
Ratio of operating
 expenses to average net
 assets without waivers
 and/or expense
 reimbursements                1.06%(c)              1.05%



                                  PERIOD        YEAR         YEAR       YEAR           PERIOD
Investor A                        ENDED        ENDED        ENDED       ENDED           ENDED
Shares                        03/31/96(a)#   11/30/95#   11/30/94#    11/30/93       11/30/92*
Operating performance:
Net asset value,
 beginning of period             $ 9.84       $ 9.48      $ 10.01     $  9.75         $ 10.00
Net investment income              0.19         0.59         0.48        0.51            0.08
Net realized and
 unrealized gain/(loss)
 on investments                   (0.08)        0.36        (0.51)       0.26           (0.26)
Net increase/(decrease) in
 net asset value from
 operations                        0.11         0.95        (0.03)       0.77           (0.18)
Distributions:
Dividends from net
 investment income                (0.19)       (0.59)       (0.46)      (0.51)          (0.07)
Distributions in excess of
 net investment income              --            --        (0.02)        --              --
Distributions from capital          --            --        (0.02)        --              --
Total dividends and
 distributions                    (0.19)       (0.59)       (0.50)      (0.51)          (0.07)
Net asset value, end of
 period                          $ 9.76       $ 9.84      $  9.48     $ 10.01         $  9.75
Total return++                     1.13%       10.29%       (0.33)%      8.03%          (1.81)%+++
Ratios to average net
 assets/supplemental
 data:
Net assets, end of period
 (in 000's)                      $2,810       $2,969       $2,490     $11,205          $  254
Ratio of operating
 expenses to average net
 assets                            0.75%+       0.76%        0.71%       0.57%           0.45%+
Ratio of net investment
 income to average net
 assets                            5.87%+       6.12%        5.02%       5.07%           5.39%+
Portfolio turnover rate              73%         224%         293%        121%             45%
Ratio of operating
 expenses to average net
 assets without waivers
 and/or expense
 reimbursements                    1.08%+       1.06%        1.03%       0.99%           1.05%+

* Nations Short-Term Income Fund Investor A Shares commenced operations on October 2, 1992.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
# Per share net investment income has been calculated using the monthly average share method.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The effect of the fees reduced by the credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Diversified Income Fund

                                   YEAR            YEAR            PERIOD
Investor A                        ENDED            ENDED          ENDED
Shares                          03/31/98         03/31/97#     03/31/96(a)
Operating performance:
Net asset value,
 beginning of period            $ 10.11          $ 10.42        $ 10.82
Net investment income              0.63             0.66           0.22
Net realized and
 unrealized gain/(loss)
 on investments                    0.44            (0.18)         (0.40)
Net increase/(decrease) in
 net asset value from
 operations                        1.07             0.48          (0.18)
Distributions:
Dividends from net
 investment income                (0.63)           (0.66)         (0.22)
Distributions from net
 realized capital gains             --             (0.13)          --
Total dividends and
 distributions                   ( 0.63)           (0.79)         (0.22)
Net asset value, end of
 period                         $ 10.55          $ 10.11        $ 10.42
Total return++                    10.80%            4.71%         (1.67)%
Ratios to average net
 assets/supplemental
 data:
Net assets, end of period
 (in 000's)                     $11,946          $11,662        $13,332
Ratio of operating
 expenses to average net
 assets                            0.98%(b)         1.00%(b)       1.02%+
Ratio of net investment
 income to average net
 assets                            6.02%            6.48%          6.24%+
Portfolio turnover rate             203%             278%            69%
Ratio of operating
 expenses to average net
 assets without waivers
 and/or expense
 reimbursements                    1.08%(b)         1.10%(b)       1.12%+



                                YEAR           YEAR          YEAR           PERIOD
Investor A                     ENDED          ENDED         ENDED           ENDED
Shares                        11/30/95      11/30/94#     11/30/93#       11/30/92*
Operating performance:
Net asset value,
 beginning of period         $  9.67        $ 10.88        $  9.96        $ 10.02
Net investment income           0.71           0.72           0.76           0.01
Net realized and
 unrealized gain/(loss)
 on investments                 1.15          (1.06)          0.92          (0.06)
Net increase/(decrease) in
 net asset value from
 operations                     1.86          (0.34)          1.68          (0.05)
Distributions:
Dividends from net
 investment income             (0.71)         (0.72)(c)      (0.76)         (0.01)
Distributions from net
 realized capital gains          --           (0.15)           --             --
Total dividends and
 distributions                 (0.71)         (0.87)         (0.76)         (0.01)
Net asset value, end of
 period                      $ 10.82        $  9.67        $ 10.88        $  9.96
Total return++                 19.82%         (3.26)%        17.32%         (0.49)%+++
Ratios to average net
 assets/supplemental
 data:
Net assets, end of period
 (in 000's)                  $13,150        $10,819       $13,291          $   18
Ratio of operating
 expenses to average net
 assets                         1.05%          0.96%         0.70%           0.40%+
Ratio of net investment
 income to average net
 assets                         6.78%          7.09%         6.87%           7.61%+
Portfolio turnover rate           96%           144%           86%             46%
Ratio of operating
 expenses to average net
 assets without waivers
 and/or expense
 reimbursements                 1.18%          1.17%         1.10%           1.00%+

* Nations Diversified Income Fund Investor A Shares commenced operations on November 25, 1992.
+   Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
# Per share net investment income has been calculated using the monthly average share method.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(c) Includes distributions in excess of less than 0.01 per share.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Strategic Fixed Income Fund

                                   YEAR                YEAR
Investor A                        ENDED               ENDED
Shares                          03/31/98            03/31/97#
Operating performance:
Net asset value,
 beginning of period          $  9.62                $ 9.93
Net investment income            0.56                  0.56
Net realized and
 unrealized gain/(loss)
 on investments                  0.41                 (0.20)
Net increase/(decrease) in
 net asset value from
 operations                      0.97                  0.36
Distributions:
Dividends from net
 investment income             ( 0.56)                (0.56)
Distributions in excess of
 net investment income           --                     --
Distributions from net
 realized capital gains          --                  (0.11)
Distributions from capital       --                  $(0.00)(b)
Total dividends and
 distributions                 ( 0.56)                (0.67)
Net asset value, end of
 period                       $ 10.03                $ 9.62
Total return++                  10.30%                 3.70%
Ratios to average net
 assets/supplemental
 data:
Net assets, end of period
 (in 000's)                   $26,054                $6,345
Ratio of operating
 expenses to average net
 assets                          0.92%(c)(d)           0.91%(c)
Ratio of net investment
 income to average net
 assets                          5.66%                 5.78%
Portfolio turnover rate           244%                   368%
Ratio of operating
 expenses to average net
 assets without waivers
 and/or expense
 reimbursements                  1.03%(d)              1.01%(d)



                                  PERIOD      YEAR         YEAR       YEAR           PERIOD
Investor A                       ENDED        ENDED       ENDED       ENDED          ENDED
Shares                        03/31/96(a)   11/30/95    11/30/94    11/30/93       11/30/92*
Operating performance:
Net asset value,
 beginning of period           $ 10.22       $  9.32    $ 10.55      $  9.94        $ 9.99
Net investment income            0.18          0.57       0.51         0.54          0.01
Net realized and
 unrealized gain/(loss)
 on investments                ( 0.29)         0.90     ( 0.89)        0.62         (0.06)
Net increase/(decrease) in
 net asset value from
 operations                    ( 0.11)         1.47     ( 0.38)        1.16         (0.05)
Distributions:
Dividends from net
 investment income             ( 0.18)       ( 0.57)    ( 0.49)      ( 0.54)           --
Distributions in excess of
 net investment income            --             --     ( 0.02)          --            --
Distributions from net
 realized capital gains           --             --     ( 0.34)      ( 0.01)           --
Distributions from capital        --             --        --            --            --
Total dividends and
 distributions                 ( 0.18)       ( 0.57)    ( 0.85)      ( 0.55)           --
Net asset value, end of
 period                        $  9.93       $ 10.22    $  9.32      $ 10.55        $ 9.94
Total return++                 ( 1.11)%       16.22%    ( 3.76)%      11.88%        (0.49)%+++
Ratios to average net
 assets/supplemental
 data:
Net assets, end of period
 (in 000's)                    $6,440        $6,662     $  967       $1,138         $  113
Ratio of operating
 expenses to average net
 assets                          0.92%+        0.91%      0.86%        0.76%         0.40%+
Ratio of net investment
 income to average net
 assets                          5.29%+        5.85%      5.25%        5.25%         6.00%+
Portfolio turnover rate          133%           228%      307%          161%           12%
Ratio of operating
 expenses to average net
 assets without waivers
 and/or expense
 reimbursements                  1.03%+        1.01%      0.94%        0.92%         1.00%+

* Nations Strategic Fixed Income Fund Investor A Shares commenced operations on November 19, 1992.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
# Per share net investment income has been calculated using the monthly average share method.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Amount represents less than $0.01.
(c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Short-Term Municipal Income Fund

                                          YEAR            YEAR
                                         ENDED           ENDED
Investor A Shares                       03/31/98        03/31/97
Operating performance:
Net asset value, beginning of period  $  9.95          $ 9.98
Net investment income                    0.40            0.42
Net realized and unrealized
 gain/(loss) on investments              0.10           (0.03)
Net increase in net asset value from
 operations                              0.50            0.39
Distributions:
Dividends from net investment
 income                                ( 0.40)          (0.42)
Distributions from net realized
 capital gains                            --               --
Total dividends and distributions      ( 0.40)          (0.42)
Net asset value, end of period        $ 10.05          $ 9.95
Total return++                           5.12%           3.96%
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in 000's)  $23,580          $8,417
Ratio of operating expenses to
 average net assets                      0.60%(a)        0.60%(a)
Ratio of net investment income to
 average net assets                      3.97%           4.16%
Portfolio turnover rate                    94%             80%
Ratio of operating expenses to
 average net assets without waivers
 and/or expense reimbursements           0.97%           1.04%

                                          PERIOD            YEAR              YEAR         PERIOD
                                          ENDED             ENDED            ENDED          ENDED
Investor A Shares                      03/31/96(b)        11/30/95         11/30/94       11/30/93*
Operating performance:
Net asset value, beginning of period  $ 10.03            $  9.69          $ 9.96           $ 9.98
Net investment income                    0.14               0.42            0.36             0.03
Net realized and unrealized
 gain/(loss) on investments            ( 0.05)              0.34           (0.27)           (0.02)
Net increase in net asset value from
 operations                              0.09               0.76            0.09             0.01
Distributions:
Dividends from net investment
 income                                ( 0.14)            ( 0.42)          (0.36)           (0.03)
Distributions from net realized
 capital gains                            --                 --            (0.00)#             --
Total dividends and distributions      ( 0.14)            ( 0.42)          (0.36)           (0.03)
Net asset value, end of period        $  9.98            $ 10.03          $ 9.69           $ 9.96
Total return++                           0.90%              7.95%           0.90%            0.06%
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in 000's)   $4,599             $3,741          $  217           $  731
Ratio of operating expenses to
 average net assets                      0.60%+(a)          0.65%(a)        0.52%(a)         0.24%+
Ratio of net investment income to
 average net assets                      4.17%+             4.18%           3.65%            3.01%+
Portfolio turnover rate                    16%                82%             57%              45%
Ratio of operating expenses to
 average net assets without waivers
 and/or expense reimbursements           1.06%+             1.13%           0.99%            1.19%+

* Nations Short-Term Municipal Income Fund Investor A Shares commenced operations on November 2, 1993.

+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
74

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Intermediate Municipal Bond Fund

                                          YEAR            YEAR
                                         ENDED            ENDED
Investor A Shares                      03/31/98         03/31/97
Operating performance:
Net asset value, beginning of period  $ 10.01          $ 10.03
Net investment income                    0.46             0.46
Net realized and unrealized
 gain/(loss) on investments              0.33           ( 0.02)
Net increase/(decrease) in net asset
 value from operations                   0.79             0.44
Distributions:
Dividends from net investment
 income                                ( 0.46)          ( 0.46)
Distributions from net realized
 capital gains                         ( 0.04)             --
Total dividends and distributions      ( 0.50)          ( 0.46)
Net asset value, end of period        $ 10.30          $ 10.01
Total return++                           7.99%            4.42%
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in 000's)   $6,487           $2,067
Ratio of operating expenses to
 average net assets                      0.70%(a)         0.70%(a)
Ratio of net investment income to
 average net assets                      4.45%            4.54%
Portfolio turnover rate                    47%              21%
Ratio of operating expenses to
 average net assets without waivers
 and/or expense reimbursements           0.94%            1.01%



                                         PERIOD            YEAR              YEAR            PERIOD
                                         ENDED             ENDED            ENDED             ENDED
Investor A Shares                     03/31/96(b)        11/30/95         11/30/94          11/30/93*
Operating performance:
Net asset value, beginning of period  $ 10.17            $  9.24          $ 10.11          $ 10.10
Net investment income                    0.15               0.47             0.42             0.12
Net realized and unrealized
 gain/(loss) on investments            ( 0.14)              0.93           ( 0.86)            0.01
Net increase/(decrease) in net asset
 value from operations                   0.01               1.40           ( 0.44)            0.13
Distributions:
Dividends from net investment
 income                                ( 0.15)            ( 0.47)          ( 0.42)#         ( 0.12)
Distributions from net realized
 capital gains                            --                 --            ( 0.01)             --
Total dividends and distributions      ( 0.15)            ( 0.47)          ( 0.43)          ( 0.12)
Net asset value, end of period        $ 10.03            $ 10.17          $  9.24          $ 10.11
Total return++                           0.13%             15.38%          ( 4.48)%           1.28%
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in 000's)   $1,500             $1,249           $  172           $   68
Ratio of operating expenses to
 average net assets                      0.70%+(a)          0.65%(a)         0.53%(a)         0.39%+
Ratio of net investment income to
 average net assets                      4.55%+             4.71%            4.41%            3.92%+
Portfolio turnover rate                     4%                31%              51%              23%
Ratio of operating expenses to
 average net assets without waivers
 and/or expense reimbursements           1.03%+             1.04%            1.06%            1.11%+

* Nations Intermediate Municipal Bond Fund Investor A Shares commenced operations on August 17, 1993.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
# Amount includes distributions in excess of net investment income, which were less than 0.01 per share.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Municipal Income Fund

                                                            YEAR       YEAR        PERIOD        YEAR         YEAR
                                                          ENDED       ENDED        ENDED        ENDED       ENDED
Investor A Shares                                        03/31/98    03/31/97   03/31/96(b)    11/30/95    11/30/94
Operating performance:
Net asset value, beginning of period                    $ 10.89     $ 10.84     $ 11.08       $  9.64     $ 11.33
Net investment income                                      0.54        0.57        0.19          0.57        0.55
Net realized and unrealized gain/(loss) on
 investments                                               0.62        0.05      ( 0.24)         1.44      ( 1.44)
Net increase/(decrease) in net asset value from
 operations                                                1.16        0.62      ( 0.05)         2.01      ( 0.89)
Distributions:
Dividends from net investment income                     ( 0.54)     ( 0.57)     ( 0.19)       ( 0.57)     ( 0.55)#
Distributions from net realized capital gains            ( 0.05)         --         --             --      ( 0.25)
Total dividends and distributions                        ( 0.59)     ( 0.57)     ( 0.19)       ( 0.57)     ( 0.80)
Net asset value, end of period                          $ 11.46     $ 10.89     $ 10.84       $ 11.08     $  9.64
Total return++                                            10.89%       5.82%     ( 0.47)%       21.31%     ( 8.34)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $19,226     $15,075     $26,085       $27,963     $23,754
Ratio of operating expenses to average net assets          0.80%       0.80%       0.80%+        0.80%       0.79%
Ratio of operating expenses to average net assets
 including interest expense                                  (a)         (a)        (a)            (a)       0.80%
Ratio of net investment income to average net assets       4.77%       5.21%       5.15%+        5.43%       5.24%
Portfolio turnover rate                                      38%         25%          4%           49%         63%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             1.04%       1.11%       1.11%+        1.08%       1.08%

* Nations Municipal Income Fund Investor A Shares commenced operations on February 1, 1991.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
# Amount includes distributions in excess of net investment income, which were less than $0.01 per share.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                       YEAR       YEAR           PERIOD
                                                                                     ENDED        ENDED          ENDED
Investor A Shares                                                                   11/30/93    11/30/92       11/30/91*
Operating performance:
Net asset value, beginning of period                                               $ 10.65      $ 10.25         $ 10.00
Net investment income                                                                 0.57         0.58            0.52
Net realized and unrealized gain/(loss) on investments                                0.72         0.41            0.25
Net increase/(decrease) in net asset value from operations                            1.29         0.99            0.77
Distributions:
Dividends from net investment income                                                ( 0.57)      ( 0.58)         ( 0.52)
Distributions from net realized capital gains                                       ( 0.04)      ( 0.01)            --
Total dividends and distributions                                                   ( 0.61)      ( 0.59)         ( 0.52)
Net asset value, end of period                                                     $ 11.33      $ 10.65         $ 10.25
Total return++                                                                       12.37%        9.88%+++        7.87%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                               $28,415      $21,056          $7,234
Ratio of operating expenses to average net assets                                     0.60%        0.52%           0.20%+
Ratio of operating expenses to average net assets including interest expense            --          --             --
Ratio of net investment income to average net assets                                  5.09%        5.42%           6.07%+
Portfolio turnover rate                                                                 48%          19%             54%
Ratio of operating expenses to average net assets without waivers and/or expense
 reimbursements                                                                       0.99%        0.99%           0.88%+

* Nations Municipal Income Fund Investor A Shares commenced operations on February 1, 1991.
+   Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
# Amount includes distributions in excess of net investment income, which were less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

     Appendix A  --  Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAI contains more information concerning such investments.

Asset-Backed Securities: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage backed securities (see below). Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.

The life of an asset-backed security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates, and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.


Mortgage-Backed Securities: Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.


Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.


The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.


The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.


The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.


Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government Obligations.

A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.


The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average dollar-weighted maturity and duration of the Funds. For additional information concerning mortgage-backed securities, see the SAI.


The mortgage-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow thereby lengthening duration and potentially reducing the value of these securities. The debt securities held by the Funds also may be subject to credit risk. Credit risk is the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest. Any such defaults or adverse changes in an issuer's financial condition or credit rating may adversely affect the value of the Funds' portfolio investments and, hence, the value of your investment in the corresponding Fund.

Non-Mortgage Asset-Backed Securities: Non-mortgage asset backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass- through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.


The purchase of non-mortgage-backed securities raises considerations unique to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties.
Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.


Bank Instruments: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Each Fund (except Nations International Growth Fund) will limit its investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase. Nations Small Company Growth Fund and Nations U.S. Government Bond Fund will limit their investments in interest-bearing savings deposits of commercial and savings banks to 5% of total assets.


U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations) and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

Borrowings: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Fund's total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements with BONY, the Funds may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.


Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Funds only enter into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Fund's asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.


Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the secu-rity that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

Commercial Instruments: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks.

Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.


Convertible Securities, Preferred Stock, and Warrants: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.

Fixed-Income Investing: The performance of the fixed-income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.


Foreign Currency Transactions: To the extent provided under "How Objectives Are Pursued," the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.


Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.


A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, the Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. The Nations International Equity Fund will generally not enter into a forward contract with a term of greater than one year.


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In addition, the Euro will become the single currency in at least 11 European nations used in many financial transactions. Accordingly, the German mark, French franc and other national currencies will no longer be used. Although the impact of implementing the Euro is not possible to predict, the transition could have an effect on the financial markets and economic environment in Europe and other parts of the world. For example, investors may begin to view those countries participating in the Economic Monetary Union as a single combined entity and may alter their investment behavior accordingly. In response to any such effect of the Euro implementation, the Adviser may need to adapt its investment policies and strategy.


Foreign Securities: Foreign securities include debt and equity obligations (dollar- and non-dollar-denominated) of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on income (including interest, distributions and disposition proceeds), possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.


Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign securities markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign securites exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign securities exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.


Certain Funds may invest indirectly in the securities of foreign issuers through sponsored or unsponsored ADRs, ADSs, GDRs and EDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as the underlying securities which they represent. Ownership of unsponsored ADRs, ADSs, GDRs and EDRs may not entitle the Funds to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs, ADSs, GDRs or EDRs. Generally, ADRs and ADSs in registered form, are designed for use in the U.S. securities markets. GDRs are designed for use in both the U.S. and European securities markets. EDRs, in bearer form, are designed for use in European securities markets. ADRs, ADSs, GDRs and EDRs also involve certain risks of other investments in foreign securities.


Futures, Options and Other Derivative Instruments: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.


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
The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.


Illiquid Securities: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not hold more than 15% (10% with respect to Nations International Value Fund) of the value of their respective net assets in securities that are illiquid. Repurchase agreements, time deposits and guaranteed investment contracts that do not provide for payment to a Fund within seven days after notice, and illiquid restricted securities, are subject to the limitation on illiquid securities.



If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(a) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or the Adviser, acting under guidelines approved and monitored by the Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illiquidity of a Fund holding such securities may increase during such period.

Indexed/Structured Securities: Indexed/ structured securities are typically short-to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Interest Rate Transactions: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.


The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index is below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of



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
its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.


Lower-Rated Debt Securities: Certain of the Funds may invest in lower-rated debt securities. Lower-rated, high-yielding securities are those rated "Ba" or "B" by Moody's or "BB" or "B" by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. The Marsico Funds will not purchase debt securities rated below "CCC-" by S&P or "Caa" by Moody's. The Marsico Funds also may purchase unrated bonds of foreign and domestic issuers.


The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Fund's Board, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value its portfolio securities, and the Fund's ability to dispose of these lower-rated bonds.


The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.


Since the risk of default is higher for lower-rated securities, the Adviser will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.

Money Market Instruments: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

Municipal Securities: The two principal classifications of Municipal Securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal Securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal Securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental enti-


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
ties. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.


Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.


Municipal Securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income tax.


Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying Municipal Securities. To the extent that municipal participation interests are considered to be "illiquid securities" such instruments are subject to each Fund's limitation on the purchase of illiquid securities.

In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/ dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.


A Fund may invest in short-term securities, in commitments to purchase such securities on a "when-issued" basis, and reserves the right to engage in "put" transactions on a daily, weekly or monthly basis. Securities purchased on a "when-issued" basis are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Funds will only commit to purchase a security on a when-issued basis with the intention of actually acquiring the security and will segregate sufficient liquid assets to meet its purchase obligation.


A "put" feature permits a Fund to sell a security at a fixed price prior to maturity. The underlying Municipal Securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the security as originally issued, it may not be marketable or assignable. Therefore, the put would only have value to the Fund. In certain cases a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Funds will limit their put transactions to institutions which the Adviser believes present minimal credit risk, pursuant to guidelines adopted by the Boards. Nations Tax Exempt Fund may invest more than 40% of its portfolio in securities with put or demand features guaranteed by banks and other financial institutions. Accordingly, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.


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

Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

Other Investment Companies: Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Pursuant to an exemptive order issued by the SEC, the Nations Funds' Non-Money Market Funds may purchase shares of Nations Funds' Money Market Funds.


Passive Foreign Investment Companies: Passive foreign investment companies ("PFICs") are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. Income tax regulations may require the Fund to recognize income associated with the PFIC prior to the actual receipt of any such income.

Pay-in-Kind Bonds: Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Real Estate Investment Trusts: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Code.


Repurchase Agreements: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a maturity of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Funds.

Securities Lending: To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 33% of the value of its total assets, which may include cash collateral received for securities loans. Cash collateral received by a Nations Fund may be invested in a Nations Funds' Money Market Fund.


Short-Term Trust Obligations: Certain of the Funds may invest in short-term obligations issued by special purpose trusts established to acquire specific issues of government or corporate securities. Such obligations entitle the Fund to a proportional fractional interest in payments received by the trust, either from the underlying securities owned by the trust or pursuant to other arrangements entered into by the trust. A trust may enter into a swap arrangement with a highly rated investment firm, pursuant to which the trust grants to the counterparty certain of its rights with respect to the securities owned by the trust in exchange for the obligation of the counterparty to make payments to the trust according to an established formula. The trust obligations purchased by the Fund must satisfy the quality and maturity requirements generally applicable to the Fund pursuant to Rule 2a-7 under the 1940 Act.

Step Coupon Bonds: Step coupon bonds are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.


Stock Index, Interest Rate and Currency Futures Contracts: The Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.


U.S. Government Obligations: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury Obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the GNMA, some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the FNMA. No assurance can be given that the U.S. Government would provide financial support to government- sponsored instrumentalities if it is not obligated to do so by law.


The market value of U.S. Government Obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Variable- and Floating-Rate Instruments: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic and foreign banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. Certain Funds may invest in securities with demand features where (a) the security or its issuer has received a short-term rating from an NRSRO; and (b) the issuer of the demand feature, or another institution, undertakes to notify promptly the holder of the security in the event that the demand feature is substituted with a demand feature provided by another issuer. (Note, however, that certain securities first issued on or before June 3, 1996 are not subject to these rating and notice requirements.) An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.


When-Issued, Delayed Delivery and Forward Commitment Securities: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.


Zero Coupon Bonds: Zero coupon bonds are debt securities that do not pay interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  Appendix B  --  Description Of Ratings

The following summarizes the highest eight ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.


       AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

       AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

       A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

       BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.


       BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


       CCC, CC -- An obligation rated CCC is vulnerable to nonpayment and is dependent upon favorable business, financial, and economic con-ditions for the obligor to meet its financial commitment on the obligation. In the event of adverse conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation; an obligation rated CC is highly vulnerable to nonpayment.

To provide more detailed indications of credit quality, the AA, A, BBB and CCC ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest eight ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

       Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       Caa, Ca -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

       AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

       AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.


       A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.


       BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.


To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.


The following summarizes the highest four ratings used by Fitch IBCA ("Fitch") for bonds, each of which denotes that the securities are investment grade:


       AAA -- "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.


       AA -- "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


       A -- "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.


       BBB -- "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:


       MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.


       MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.


The following summarizes the two highest ratings used by S&P for short-term municipal notes:


       SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.


       SP-2 -- Satisfactory capacity to pay principal and interest.


The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

The following summarizes the two highest rating categories used by Fitch for short-term obligations:


       F1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.


       F1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F1+.


Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Commercial paper rated A-3 or B correlates with the S&P Bond rankings (described above) of BBB/ BBB- and BB+, respectively.


The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

For commercial paper, D&P uses the short-term debt ratings described above.


For commercial paper, Fitch uses the short-term debt ratings described above.


BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.


BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:


       AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.


       AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.


       A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.


       BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.


The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

       TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

       TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

       TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.


       TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

Prospectus

                                                             Investor B Shares

                                                                August 1, 1998

This Prospectus describes the investment portfolios listed in the column to the right (each a "Fund" and collectively, the "Money Market Funds") of Nations Fund Trust and Nations Fund, Inc., each an open-end management investment company in the Nations Funds Family ("Nations Funds" or "Nations Funds Family"). This Prospectus describes one class of shares of each Money Market Fund -- Investor B Shares.

THE MONEY MARKET FUNDS SEEK TO MAINTAIN A NET ASSET VALUE OF $1.00 PER SHARE.

INVESTMENTS IN THE MONEY MARKET FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

This Prospectus sets forth concisely the information about the Funds that a prospective purchaser of Investor B Shares should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about Nations Fund Trust and Nations Fund, Inc. is contained in a separate Statement of Additional Information (the "SAI"), that has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by writing or calling Nations Funds at its address or telephone number shown below. The SAI for Nations Funds, dated August 1, 1998, is incorporated by reference in its entirety into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference in this Prospectus and other information regarding registrants that file electronically with the SEC. NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to each of the Funds. TradeStreet Investment Associates, Inc. ("TradeStreet") is the investment sub-adviser to the Funds. As used herein the term "Adviser" shall mean NBAI and/or TradeStreet as the context may require, see "How The Funds Are Managed."


SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE SERVICES TO NATIONS FUNDS, FOR WHICH THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR NATIONS FUNDS.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Nations Prime Fund
Nations Treasury Fund
Nations Government Money Market Fund
Nations Tax Exempt Fund

For Fund information call:
1-800-321-7854

Nations Funds
c/o Stephens Inc.
One NationsBank Plaza
33rd Floor
Charlotte, NC 28255


[NATIONS FUND LOGO]




NF-96138-8/98

                               Table Of Contents

About The
    Funds

              Prospectus Summary                                  3
              -----------------------------------------------------

              Expenses Summary                                    4
              -----------------------------------------------------

              Objectives                                          5
              -----------------------------------------------------

              How Objectives Are Pursued                          5
              -----------------------------------------------------

              How Performance Is Shown                            8
              -----------------------------------------------------

              How the Funds Are Managed                           9
              -----------------------------------------------------

              Organization And History                           12
              -----------------------------------------------------

About Your
Investments

              How To Buy Shares                                  13
              -----------------------------------------------------

              How To Redeem Shares                               15
              -----------------------------------------------------

              How To Exchange Shares                             16
              -----------------------------------------------------

              Shareholder Servicing And Distribution Plans       17
              -----------------------------------------------------

              How The Funds Value Their Shares                   18
              -----------------------------------------------------

              How Dividends And Distributions Are Made;
              Tax Information                                    18
              -----------------------------------------------------

              Financial Highlights                               20
              -----------------------------------------------------

              Appendix A -- Portfolio Securities                 23
              -----------------------------------------------------

              Appendix B -- Description Of Ratings               30
              -----------------------------------------------------




              NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds


  Prospectus Summary

o TYPE OF COMPANIES: Open-end management investment companies.

o INVESTMENT OBJECTIVES AND POLICIES:

 o Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

 o Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

 o Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.

 o Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.


o INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NBAI provides investment management services to more than 60 investment company portfolios in the Nations Funds Family. TradeStreet Investment Associates, Inc., an affiliate of NBAI, provides investment sub-advisory services to the Funds. For more information about the investment adviser and investment sub-adviser to the Nations Funds, see "How The Funds Are Managed."

o DIVIDENDS AND DISTRIBUTIONS: The Funds declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains, are distributed at least annually.

o RISK FACTORS: Although NBAI, together with the sub-adviser, seek to achieve the investment objective of each Fund, there is no assurance that they will be able to do so. Investments in a Fund are not insured against loss of principal. Although each Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. For a discussion of these and other factors, see "How Objectives Are Pursued -- Restraints on Investments by Money Market Funds" and "Appendix A."


o MINIMUM PURCHASE: $25,000 minimum initial investment per record holder. $1,000 minimum subsequent investment (except for investments pursuant to the Systematic Investment Plan and reinvested dividends). See "How To Buy Shares."

     Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Investor B Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.


NATIONS FUNDS INVESTOR B SHARES





                                                                               Nations
                                                                   Nations    Government
                                                  Nations Prime   Treasury      Money      Nations Tax
                                                      Fund          Fund     Market Fund   Exempt Fund
Shareholder Transaction Expenses
Sales Load Imposed on Purchases                      None          None         None          None
Deferred Sales Charge                                None          None         None          None
Annual Fund Operating Expenses*
(as a percentage of average net assets)
Management Fees (After Fee Waivers)                  .16%             .16%       .14%          .16%
Rule 12b-1 Fees (After Fee Waivers)                  .00%             .00%       .00%          .00%
Shareholder Servicing Fees                           .25%             .25%       .25%          .20%
Other Expenses (After Expense Reimbursements)        .14%             .14%       .16%          .14%
Total Operating Expenses (After Fee Waivers)         .55%             .55%       .55%          .50%


* The Funds and Stephens Inc. have voluntarily agreed to limit the total charges against each Fund's Investor B Shares net assets for sales distribution activities and/or servicing of shareholder accounts to no more than .25% of each Fund's average net assets per annum. This limitation will not be terminated without prior notice to shareholders.


Examples: You would pay the following expenses on a $1,000 investment in Investor B Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.



                                     Nations
              Nations    Nations    Government    Nations
              Prime     Treasury      Money      Tax Exempt
               Fund       Fund     Market Fund      Fund
1 Year         $ 6         $ 6         $ 6          $ 5
3 Years        $18         $18         $18          $16
5 Years        $31         $31         $31          $28
10 Years       $69         $69         $69          $63


The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor B Shares will bear either directly or indirectly. The figures contained in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and/or reimbursements will continue. In particular, to the extent Other Expenses are less than those shown, waivers and/or reimbursements of Management Fees, if any, may decrease. Shareholders will be notified of any decrease that materially increases Total Operating

Expenses. If fee waivers and/or reimbursements are decreased or discontinued, the amounts contained in the "Examples" above may increase. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed."


Absent fee waivers and expense reimbursements, "Management Fees," "12b-1 Fees," "Other Expenses" and "Total Operating Expenses" for Investor B Shares of the indicated Fund would have been as follows: Nations Prime Fund -- .20%, .10%,
 .15% and .70%, respectively; Nations Treasury Fund -- .20%, .10%, .15% and .70%, respectively; Nations Government Money Market Fund -- .40%, .10%, .19% and .94%, respectively; and Nations Tax Exempt Fund -- .40%, .10%, .16% amd .91%, respectively.

THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.


  Objectives




Each Money Market Fund endeavors to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments with remaining maturities of 397 days or less from the date of purchase. Securities subject to repurchase agreements may have longer maturities.


Nations Prime Fund: Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

Nations Treasury Fund: Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

Nations Government Money Market Fund: Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.

Nations Tax Exempt Fund: Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.


Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in the Funds are not insured against loss of principal.


  How Objectives Are Pursued




Nations Prime Fund: In pursuing its investment objective, the Fund may invest in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations"), and other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities (together, with U.S. Treasury Obligations, "U.S. Government Obligations"), bank and commercial instruments that may be available in the money markets, high quality short-term taxable obligations issued by state and local governments, their agencies and instrumentalities and repurchase agreements relating to U.S. Government Obligations and qualified first tier (as defined below) money market collateral. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in guaranteed investment contracts and in instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instru-ments backed by, the securities and other assets owned by such issuers. In addition, the Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."

Nations Treasury Fund: In pursuing its investment objective, the Fund invests in U.S. Treasury Obligations and repurchase agreements secured by such obligations. The Fund may also purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund may also invest in obligations the principal and interest of which are backed by the full faith and credit of the U.S. Government, provided that the Fund shall, under normal market conditions, invest at least 65% of its total assets in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government and repurchase agreements secured by such obligations. The Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."



Nations Government Money Market Fund:
In pursuing its investment objective, the Fund invests in U.S. Government Obligations. Although the Fund may invest in repurchase agreements it does not currently intend to do so. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."

Nations Tax Exempt Fund: In pursuing its investment objective, the Fund invests in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax ("Municipal Securities"). The Fund will not knowingly purchase securities the interest on which is subject to such tax. A portion of the Fund's assets, however, may be invested in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax. See "How Dividends And Distributions Are Made; Tax Information."



The Fund invests in Municipal Securities that are determined to present minimal credit risks and that at the time of purchase, are considered to be of "high quality" -- E.G., having a long-term rating of "A" or higher from Duff & Phelps Credit Rating Co. ("D&P"), Fitch IBCA ("Fitch"), Standard & Poor's Corporation ("S&P"), Thomson BankWatch, Inc. ("BankWatch"), or Moody's Investors Services, Inc. ("Moody's") in the case of certain bonds which are lacking a short-term rating from the requisite number of nationally recognized statistical rating organizations (each an "NRSRO"); rated "D-1" or higher by D&P, "F1" or higher by Fitch, "SP-1" by S&P, or "MIG-1" by Moody's in the case of notes; rated "D-1" or higher by D&P, "F1" or higher by Fitch, or "VMIG-1" by Moody's in case of variable-rate demand notes; or rated "D-1" or higher by D&P, "F1" or higher by Fitch, "A-1" or higher by S&P, or "Prime-1" by Moody's in the case of tax-exempt commercial paper. D&P, Fitch, S&P, Moody's and BankWatch are nationally recognized statistical rating organizations (collectively, "NRSROs"). Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Adviser pursuant to guidelines approved by Nations Fund Trust's Board of Trustees. The applicable Municipal Securities ratings are described in "Appendix B."

The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities, and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Prospectus and the SAI.

The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Adviser, desirable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income. As a matter of fundamental policy, under normal market conditions, at least 80% of the Fund's net assets will be invested in Municipal Securities. Investments in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not be treated as Municipal Securities in determining whether the Fund is in compliance with this 80% requirement. The Fund also may invest in securities issued by other investment companies that invest in securities consistent with the Fund's investment objective and policies. The Fund also may invest in instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning the Fund's investments, see "Appendix A."

Restraints on Investments by Money Market Funds: In order for the Funds to value their investments on the basis of amortized cost (see "How The Funds Value Their Shares"), investments must be in accordance with the requirements of Rule 2a-7 under the 1940 Act, some of which are described below. A Money Market Fund is limited to acquiring obligations with a remaining maturity of 397 days or less, or obligations with greater maturities, provided such obligations are subject to demand features or resets which are less than 397 days, and to maintaining a dollar-weighted average portfolio maturity of 90 days or less. Quality requirements generally limit investments to U.S. dollar denominated instruments determined to present minimal credit risks and that, at the time of acquisition, are rated in the first or second rating categories (known as "first tier" and "second tier" securities, respectively) by the required number of NRSROs (at least two or, if only one NRSRO has rated the security, that one NRSRO) or, if unrated by any NRSRO, are (i) comparable in priority and security to a class of short-term securities of the same issuer that has the required rating, or (ii) determined to be comparable in quality to securities having the required rating. The diversification requirements provide generally that a Money Market Fund may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer except that up to 25% of total assets may be invested in the first tier securities of a single issuer for three business days. Additionally (except for Nations Tax Exempt Fund), no more than 5% of total assets may be invested, at the time of acquisition, in second tier securities in the aggregate, and any investment in second tier securities of one issuer is limited to the greater of 1% of total assets or one million dollars. Securities issued by the U.S. Government, its agencies, authorities or instrumentalities are exempt from the quality requirements, other than minimal credit risk. In the event that a Fund's investment restrictions or permissible investments are more restrictive than the requirements of Rule 2a-7, the Fund's own restrictions will govern.

Year 2000 Issue: Many computer programs employed throughout the world use two digits to identify the year. Unless modified, these programs may not correctly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. Any failure to adapt these programs in time could hamper the Funds' operations. The Funds' principal service providers have advised the Funds that they have been actively working on implementing necessary changes to their systems, and that they expect that their systems will be adapted in time, although there can be no assurance of success. Because the Year 2000 issue affects virtually all organizations, the companies or governmental entities in which the Funds invest could be adversely impacted by the Year 2000 issue, although the extent of such impact cannot be predicted. To the extent the impact on a portfolio holding is negative, a Fund's return could be adversely affected.

Investment Limitations: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAI.


Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments in obligations of domestic banks.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or are privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of such Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's total assets, such Fund will not hold more than 10% of the voting securities of any issuer.


In addition, as a matter of non-fundamental policy, Nations Tax Exempt Fund may not purchase any securities other than obligations the interest on which is exempt from Federal income tax and stand-by commitments with respect to such obligations.


The investment objectives and policies of each Fund, unless otherwise specified, are non-fundamental and may be changed without shareholder approval. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their current positions and needs.


  How Performance Is Shown


From time to time, the Money Market Funds may advertise the "yield" and "effective yield" of a class of shares and Nations Tax Exempt Fund also may advertise the "tax-equivalent yield" of a class of shares. YIELD, EFFECTIVE YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.

The "yield" of a class of shares of a Fund refers to the income generated by an investment in such class over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a class of shares of the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" of each class of shares of Nations Tax Exempt Fund shows the level of taxable yield needed to produce an after-tax equivalent to such class's tax-free yield. This is done by increasing the class's yield (as calculated above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate. The tax-equivalent yield of a class of shares will always be higher than its yield.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with such Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Any fees charged by selling and/or servicing agents to their customers' accounts for automatic investment or other cash management services will not be included in calculations of yield.

In addition to Investor B Shares, the Money Market Funds offer Primary A, Primary B, Investor A, Investor C and Daily Shares. Each class of shares may bear different sales charges, shareholder servicing fees, and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of a Fund's shares. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's Agent (as defined below) or by calling Nations Funds at the toll-free number indicated on the cover of this Prospectus.


  How The Funds Are Managed




The business and affairs of each of Nations Fund Trust and Nations Fund, Inc. are managed under the direction of their Board of Trustees and Board of Directors, respectively. The SAI contains the names of and general background information concerning each Director/Trustee of Nations Fund, Inc. and Nations Fund Trust, respectively.


As described below, each Fund is advised by NBAI which is responsible for the overall Management and supervision of the investment management of each Fund. Each Fund also is sub-advised by a separate investment sub-adviser, which as a general matter is responsible for the day-to-day investment decisions for the respective Fund.


Nations Funds and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.


NationsBank Corporation, the parent company of NationsBank, has signed an agreement to merge with BankAmerica Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the second half of 1998. NationsBank and NBAI have advised the Funds that the merger will not reduce the level or quality of advisory and other services provided to the Funds.


Investment Adviser: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.


TradeStreet Investment Associates, Inc., with its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to the Funds. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.



Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s Board of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Fund, if the Adviser believes that the quality of the transactions and the commissions are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.



For the services provided and expenses assumed pursuant to various investment advisory agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: .25% of the first $250 million of the combined average daily net assets of both Nations Prime Fund and Nations Treasury Fund, plus .20% of the combined average daily net assets of such Funds in excess of $250 million; and .40% of the average daily net assets of each of Nations Government Money Market Fund and Nations Tax Exempt Fund.


For the services provided pursuant to investment sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rate of .055% of the average daily net assets of each Fund.


From time to time, NBAI (and/or TradeStreet) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees or expenses payable by a Fund. In addition, the Adviser may from time to time compensate Agents, as defined below, for providing certain services to customers.


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund Trust paid NBAI under the investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Government Money Market Fund -- .13% and Nations Tax Exempt Fund --
 .16%.


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund, Inc. paid NBAI under the investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Prime Fund -- .17% and Nations Treasury Fund -- .18%.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, NBAI paid TradeStreet under the investment sub-advisory agreements, sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Goverment Money Market Fund -- .055%, Nations Tax Exempt Fund -- .055%, Nations Prime Fund -- .055% and Nations Treasury Fund -- .055%.

The Taxable Money Market Management Team of TradeStreet is responsible for the day-to-day management of Nations Prime Fund, Nations Treasury Fund and Nations Government Money Market Fund.

The Tax-Exempt Money Market Management Team of TradeStreet is responsible for the day-to-day management of Nations Tax Exempt Fund.

Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank, has advised Nations Funds and NationsBank that NationsBank and its affiliates may perform the services contemplated by the investment advisory agreements and this Prospectus without violation of the Glass- Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such federal or state statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

Other Service Providers: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Funds pursuant to administration agreements. Pursuant to the terms of the administration agreements, Stephens provides vari-ous administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.


First Data Investor Services Group, Inc. ("First Data"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Funds pursuant to co-administration agreements. Under the co-administration agreements, First Data provides various administrative and accounting services to the Funds, including performing the calculations necessary to determine net asset values per share and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain general accounting records for the Funds. For the services rendered pursuant to the administration and co-administration agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to .10% of each Fund's average daily net assets.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund Trust paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Government Money Market Fund -- .08% and Nations Tax Exempt Fund -- .08%.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund, Inc. paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Prime Fund -- .08% and Nations Treasury Fund -- .08%.

NBAI serves as sub-administrator for the Funds pursuant to a sub-administration agreement. Pursuant to the terms of the sub-administration agreement, NBAI assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NBAI shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.

Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer. Nations Funds has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor B Shares of the Funds.


The Bank of New York ("BONY" or the "Custodian"), located at 90 Washington Street, New York, New York 10286, provides custodial services for the assets of all Nations Funds, except the international portfolios. In return for providing custodial services to the Nations Funds Family, BONY is entitled to receive, in addition to out-of-pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations Funds' Non-Money Market Funds up to $10 billion; and (ii) 1/2 of one basis point on the excess, including all Nations Funds' Money Market Funds.


First Data serves as transfer agent (the "Transfer Agent") for the Funds' Investor B Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.

PricewaterhouseCoopers LLP serves as independent accountant to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.

Expenses: The accrued expenses of each Fund are deducted from the Funds' total accrued income before dividends are declared. These expenses include, but are not limited to: fees paid to the Adviser, Stephens and First Data; taxes; interest; fees (including fees paid to Nations Funds' Directors, Trustees and officers); federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Any general expenses of Nations Fund Trust and/or of Nations Fund, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund

Trust and/or of Nations Fund, Inc. or in such other manner as the Board of Trustees or Board of Directors deems appropriate.

  Organization And History


The Funds are members of the Nations Funds Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Institutional Reserves, Nations Annuity Trust and Nations LifeGoal Funds, Inc. The Nations Funds Family currently has more than 60 distinct investment portfolios and total assets in excess of $40 billion.

Nations Fund Trust: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. Nations Fund Trust's fiscal year end is March 31; prior to 1996, Nations Fund Trust's fiscal year end was November 30. The Money Market Funds currently offer six classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares, Investor C Shares and Daily Shares. This Prospectus relates only to the Investor B Shares of the following Funds of Nations Fund Trust: Nations Government Money Market Fund and Nations Tax Exempt Fund. To obtain additional information regarding other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Funds at 1-800-321-7854.



Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.



Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the SAI for examples of instances where the 1940 Act requires voting by fund.


As of August 1, 1998, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

Nations Fund, Inc.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. Nations Fund, Inc.'s fiscal year end is March 31; prior to 1996, Nations Fund, Inc.'s fiscal year end was May 31. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 460,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds, each of which consists of separate classes of shares. This Prospectus relates only to the Investor B Shares of the following Funds of Nations Fund, Inc.: Nations Prime Fund and Nations Treasury Fund. To obtain additional information regarding other classes of shares which may be available to you, contact your Agent (as defined below) or Nations Funds at 1-800-321-7854.

Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.


Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of Directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.



As of August 1, 1998, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings, except when required by the 1940 Act or Maryland law.


Because this Prospectus combines disclosure on two separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning another investment company. Nations Fund Trust and Nations Fund, Inc. have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.


About Your Investment


  How To Buy Shares




The Funds have established various procedures for purchasing Investor B Shares in order to accommodate different investors. Purchase orders may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a shareholder servicing agreement ("Servicing Agreement") with Nations Funds ("Servicing Agents") and/or a sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents"). Servicing Agents and Selling Agents are sometimes referred to as "Agents."


The Funds reserves the right, in their discretion, to make Investor B Shares available to other categories of investors, including those who become eligible in connection with a merger or reorganization.


There is a minimum initial investment of $25,000 in the Funds; the minimum subsequent investment is $1,000, except for investments pursuant to the Systematic Investment Plan described below and reinvested dividends. Investor B Shares of the Money Market Funds are purchased at net asset value per share without the imposition of a sales charge. Purchases of the Money Market Funds may be effected on days on which the Federal Reserve Bank of New York is open for business (a "Business Day").

The Servicing Agents will provide various shareholder services for, and the Selling Agents will provide sales support assistance to, their respective customers ("Customers") who own Investor B Shares. From time to time the Agents, Stephens, and Nations Funds may agree to voluntarily reduce the fees payable for shareholder services and sales support services. See "Shareholder Servicing And Distribution Plans."


Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Investor B Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.


Effective Time of Purchases: Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by Stephens, the Transfer Agent or their respective agents. A purchase order must be received by Stephens, the Transfer Agent or their respective agents by 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund). A purchase order received after such time will not be accepted; notice thereof will be given to the Agent or investor placing the order, and any funds received will be returned promptly to the sending Agent or investor. If federal funds are not available by 4:00 p.m., Eastern time, the order will be canceled. Investor B Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens, the Transfer Agent or their respective agents.


The Agents are responsible for transmitting orders for purchases by their Customers and delivering required funds on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Funds.


Systematic Investment Plan: Under the Funds' Systematic Investment Plan ("SIP"), a shareholder may automatically purchase Investor B Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank which is a member of the Automated Clearing House to his/her Fund account. Transfers will occur on or about the 15th and/or the last day of the applicable month. The systematic investment amount may be in any amount from $500. For more information concerning the SIP, contact your Selling Agent.

Telephone Transactions: An investor may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to authorize written requests only. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Funds and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Funds requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Funds reserves the right to record all telephone conversations. Shareholders should be aware that during periods of significant economic or market change, telephone transactions may be difficult to complete.

     How To Redeem Shares


Redemption orders should be transmitted by telephone or in writing through the same Selling Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent or their respective agents, as the case may be. The Selling Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent or their respective agents and for crediting their Customer's account with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Funds.


Redemption orders must be received on a Business Day before 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), and payment will normally be wired the same day to the Agent or investor. Nations Funds reserves the right to wire redemption proceeds within three Business Days after receiving the redemption orders if, in the judgment of the Adviser, an earlier payment could adversely impact a Fund. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. Redemption orders will not be accepted by Stephens, the Transfer Agent or their respective agents after 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), for execution on that Business Day.


Nations Funds may redeem a shareholder's Investor B Shares if the balance in such shareholder's account with the Fund drops below $500 as a result of redemptions, and the shareholder does not increase the balance to at least $500 on 60 days' written notice. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Funds also may redeem shares involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.



Prior to effecting a redemption of Investor B Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Funds have previously been made. Nations Funds may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.


Checkwriting Privileges: Free checkwriting is available with respect to Investor B Shares of the Funds. With this service, a shareholder may write checks in the amount of $500 or more. To obtain checks, a shareholder must complete the signature section included within the Account Application Form. To establish this checkwriting service after opening an account in one of the Funds, the shareholder must contact his/her Agent by telephone or mail to obtain an Application Form. A shareholder will receive the dividends and distributions declared on the shares to be redeemed up to the day that a check is presented to the Custodian for payment. Upon 30 days' prior written notice to shareholders, the checkwriting privilege may be modified or terminated. An investor cannot close an account in a Fund by writing a check.


Automatic Withdrawal Plan: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of a Fund if the value of the Investor B Shares in his/her accounts within the Nations Funds Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $500 on or about the 10th or 25th day of the applicable month of withdrawal. Investor B Shares will be redeemed as necessary to meet withdrawal payments. Withdrawals will reduce prin-cipal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Selling Agent or by Nations Funds at any time.

  How To Exchange Shares




The exchange feature enables a shareholder of Investor B Shares of a Money Market Fund to acquire Investor B Shares of another Money Market Fund when that shareholder believes that a shift between Funds is an appropriate investment decision. An exchange of Investor B Shares for Investor B Shares of another Money Market Fund is made on the basis of the next calculated net asset value per share of each Fund after the exchange order is received.


The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.


The current prospectus for each Fund describes its investment objectives and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.



Nations Funds and Stephens reserve the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.


During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing your request directly to the Selling Agent through which the original shares were purchased. Investors should consult their Selling Agent or Stephens for further information regarding exchanges.


Investor B Shares may be exchanged by directing a request directly to the Selling Agent through which the original Investor B Shares were purchased or in some cases Stephens or the Transfer Agent. Investors should consult their Selling Agent or Stephens for further information regarding exchanges. Your exchange feature may be governed by your account agreement with your Selling Agent.

     Shareholder Servicing And
     Distribution Plans




Shareholder Servicing Plan: The Funds' shareholder Servicing Plan ("Servicing Plan") permits each Fund to compensate Servicing Agents for certain shareholder support services that are provided by the Servicing Agents to their Customers that own Investor B Shares. Payments under the Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors or the Board of Trustees, provided that the annual rate may not exceed .25% of the average daily net asset value of a Fund's Investor B Shares. The shareholder services provided by Servicing Agents may include general shareholder liaison services; processing purchase, exchange and redemption requests from Customers and placing orders with Stephens or the Transfer Agent; processing dividend and distribution payments from a Fund on behalf of Customers; providing sales information periodically to Customers, including information showing their positions in Investor B Shares; providing sub-accounting with respect to Investor B Shares beneficially owned by Customers or the information necessary for sub-accounting; responding to inquiries from Customers concerning their investment in Investor B Shares; arranging for bank wires; and providing such other similar services as may be reasonably requested.


Nations Funds may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Funds' Servicing Plan described above and the terms of the Servicing Agreements. See the SAI for more details on the Servicing Plan.

Distribution Plan: Pursuant to Rule 12b-1 under the 1940 Act, the Directors and Trustees also have approved a Distribution Plan with respect to Investor B Shares of the Funds. Pursuant to the Distribution Plan, each Fund may compensate or reimburse Stephens for expenses incurred in connection with sales support services. Payments under the Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors or Board of Trustees provided that the annual rate may not exceed .10% of the average daily net asset value of a Fund's Investor B Shares. Payments to Stephens pursuant to the Distribution Plan will be used (i) to compensate Selling Agents for providing sales support assistance relating to Investor B Shares, (ii) for promotional activities intended to result in the sale of Investor B Shares such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor B Shares. Fees received by Stephens pursuant to the Distribution Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of Stephens.


Nations Funds and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Funds' Distribution Plan described above and the terms of the Sales Support Agreement between Selling Agents and Stephens. See the SAI for more details on the Distribution Plan.


Nations Funds understands that Selling Agents and/or Servicing Agents may charge fees to their Customers who are the owners of Investor B Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Funds. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Funds and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers of Agents should read this Prospectus in light of the terms governing their accounts with their Agents.


The Adviser may also pay out of its own assets amounts to Stephens or other broker/dealers in connection with provision of administrative and/or distribution related services to shareholders.

In addition, Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the Investor B Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens may also, from time to time, pay additional consideration to Agents not to exceed 1.00% of the offering price per share on all sales of Investor B Shares as an expense of Stephens or for which Stephens may be reimbursed under the Investor B Plan. Any such additional consideration or incentive program may be terminated at any time by Stephens.


Stephens has also established a non-cash compensation program pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.


  How The Funds Value Their Shares




The net asset value of a share of each class is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), each Business Day. Currently, the days on which the Federal Reserve Bank of New York is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.


The assets in the Money Market Funds are valued based upon the amortized cost method. Although Nations Funds seeks to maintain the net asset value per share of these Funds at $1.00, there can be no assurance that their net asset value per share will not vary.


     How Dividends And Distributions Are Made; Tax Information




Dividends and Distributions: Dividends from net investment income for each Fund are declared daily at 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), on the day of declaration. Investor B Shares begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (E.G., the settlement date). Dividends are paid within five Business Days after the end of each month. Dividends are paid in the form of additional Investor B Shares of the same Fund unless the Customer has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Fund's Transfer Agent and will become effective with respect to dividends paid after its receipt. Your dividend election may be governed by your account agreement with your Agent. Dividends are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor B Shares in a Fund. To the extent that there are any net realized short-term capital gains, they will be paid at least annually.

Each Fund's net investment income available for distribution to the holders of Investor B Shares will be reduced by the amount of sales support and shareholder servicing fees paid to Selling Agents and Servicing Agents, respectively. Each Fund's net investment income available for distribution to the holders of Investor B Shares will be reduced by the amount of retail transfer agency fees allocated to Investor B Shares.

Tax Information: Each Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income tax on amounts distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its net investment income (including, for this purpose net short-term capital gains) each taxable year. Distributions by the Nations Prime Fund, Nations Treasury Fund and Nations Government Money Market Fund of such income generally will be taxable as ordinary income to shareholders, whether such income is received in cash or reinvested in additional shares. These distributions will not qualify for the dividends received deduction for corporate shareholders.

The Funds do not expect to realize any net capital gains (generally, the excess of net long-term capital gain over net short-term capital loss), and therefore, do not expect to distribute any capital gains dividends.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends (and capital gain distributions, if applicable) paid during the prior year. Such dividends (and capital gain distributions) may be subject to state and local taxes.

Dividends and distributions declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends and distributions are actually paid during January of the following year.

Federal law requires Nations Funds to withhold 31% from any distributions (other than exempt-interest dividends) paid by Nations Funds and/or redemptions (including exchanges and redemptions in-kind) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold tax on dividends paid to certain foreign shareholders.


Nations Tax Exempt Fund: Nations Tax Exempt Fund is permitted to pass through to its shareholders tax-exempt income ("exempt-interest dividends") subject to certain requirements which the Fund intends to satisfy. The Fund does not intend to earn investment company taxable income or net capital gains; to the extent that it does earn taxable income or net capital gains, distributions to shareholders from such sources will be subject to Federal income tax. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their federal gross income under Section 103(a) of the Code unless, under the circumstances applicable to the particular shareholder, the exclusion would be disallowed. (See the SAI under "Additional Information Concerning Taxes.") Distributions of net investment income by Nations Tax Exempt Fund may be taxable to investors under state or local law even though a substantial portion of such distribution may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.



The foregoing discussion is based on tax laws and regulations that were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to foreign, state and local taxes. Further tax information is contained in the SAI.

  Financial Highlights

The following financial information on the following pages has been derived from the audited financial statements of Nations Fund Trust and Nations Fund, Inc. PricewaterhouseCoopers LLP is the independent accountant to Nations Fund Trust and Nations Fund, Inc. The reports of PricewaterhouseCoopers LLP for the most recent fiscal period of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such period and are incorporated by reference in the SAI, which is available upon request. For more information see "Organization and History." Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Fund's independent accountant.


FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Prime Fund



                                                YEAR                        PERIOD                        PERIOD
                                               ENDED       YEAR ENDED       ENDED        YEAR ENDED       ENDED
Investor B Shares                             03/31/98      03/31/97     03/31/96(a)      05/31/95      05/31/94*
Operating performance:
Net asset value, beginning of year              $  1.00       $  1.00      $ 1.00           $  1.00      $ 1.00
Net investment income                            0.0522        0.0495      0.0447            0.0493      0.0015
Distributions:
Dividends from net investment income            (0.0522)      (0.0495)    (0.0447)          (0.0493)    (0.0015)
Total dividends and distributions               (0.0522)      (0.0495)    (0.0447)          (0.0493)    (0.0015)
Net asset value, end of year                    $  1.00       $  1.00      $ 1.00           $  1.00      $ 1.00
Total return++                                     5.34%         5.05%       4.57%             5.03%       0.15%
Ratios to average net assets/supplemental
 data:
Net assets, end of year (in 000's)             $844,368      $381,015    $358,646          $216,973     $     2
Ratio of operating expenses to average net
 assets                                            0.55%         0.55%       0.55%+            0.56%       0.55%+
Ratio of net investment income to average
 net assets                                        5.23%         4.96%       5.37%+            4.97%       2.95%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                    0.60%         0.60%       0.62%+            0.64%       0.62%+



    * Nations Prime Fund Investor B Shares commenced operations on May 11, 1994. + Annualized.
   ++ Total return represents aggregrate total return for the period indicated
      and does not reflect the deduction of any applicable sales charges.
  (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Nations Treasury Fund



                                                            YEAR         YEAR          PERIOD           YEAR          PERIOD
                                                           ENDED         ENDED          ENDED           ENDED          ENDED
Investor B Shares                                         03/31/98      03/31/97     03/31/96(a)      05/31/95       05/31/94*
Operating performance:
Net asset value, beginning of year                         $  1.00       $  1.00        $   1.00      $  1.00         $ 1.00
Net investment income                                       0.0506        0.0484          0.0437       0.0468         0.0015
Distributions:
Dividends from net investment income                       (0.0506)      (0.0484)        (0.0437)#    (0.0468)#      (0.0015)
Total dividends and distributions                          (0.0506)      (0.0484)        (0.0437)     (0.0468)       (0.0015)
Net asset value, end of year                               $  1.00       $  1.00        $   1.00      $  1.00         $ 1.00
Total return++                                                5.18%         4.96%           4.46%        4.76%          0.14%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                        $546,833      $973,297       $1,525,048    $ 52,564        $     2
Ratio of operating expenses to average net assets             0.55%         0.55%            0.55%+      0.56%          0.55%+
Ratio of net investment income to average net assets          5.06%         4.84%            5.27%+      4.73%          2.72%+
Ratio of operating expenses to average net assets
 without waivers and/or reimbursements                        0.60%         0.60%            0.62%+      0.61%          0.61%+



     * Nations Treasury Fund Investor B Shares commenced operations on May 16, 1994.
     + Annualized.
    ++ Total return represents aggregrate total return for the period indicated
       and does not reflect the deduction of any applicable sales charges.
     # Amount includes distributions from net realized gains of less than
       $0.0001 per share.
   (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.


Nations Government Money Market Fund




                                                           YEAR        YEAR          PERIOD         YEAR          PERIOD
                                                          ENDED        ENDED         ENDED          ENDED          ENDED
Investor B Shares                                        03/31/98     03/31/97     03/31/96(a)     11/30/95      11/30/94*
Operating performance:
Net asset value, beginning of year                        $ 1.00       $ 1.00       $ 1.00          $ 1.00        $ 1.00
Net investment income                                     0.0499       0.0478       0.0165          0.0532        0.0222
Distributions:
Dividends from net investment income                     (0.0499)     (0.0478)     (0.0165)        (0.0532)      (0.0222)#
Total dividends and distributions                        (0.0499)     (0.0478)     (0.0165)        (0.0532)      (0.0222)
Net asset value, end of year                              $ 1.00       $ 1.00       $ 1.00          $ 1.00        $ 1.00
Total return++                                              5.12%        4.93%        1.66%           5.45%         2.24%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                       $77,060      $27,750      $62,617         $27,079       $11,955
Ratio of operating expenses to average net assets           0.55%        0.55%        0.55%+          0.55%         0.55%+
Ratio of net investment income to average net assets        5.00%        4.78%        4.95%+          5.33%         3.54%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              0.84%        0.82%        0.84%+          0.82%         0.84%+



     * Nations Government Money Market Fund Investor B Shares commenced operations on May 17, 1994.
     + Annualized.
    ++ Total return represents aggregrate total return for the period indicated
       and does not reflect the deduction of any applicable sales charges.
     # Amount includes distributions from net realized gains of less than
       $0.0001 per share.
   (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Tax Exempt Fund





                                                            YEAR         YEAR          PERIOD         YEAR          PERIOD
                                                           ENDED         ENDED          ENDED          ENDED         ENDED
Investor B Shares                                         03/31/98      03/31/97     03/31/96(a)     11/30/95      11/30/94*
Operating performance:
Net asset value, beginning of year                        $  1.00       $  1.00      $ 1.00          $ 1.00       $ 1.00
Net investment income                                      0.0325        0.0307      0.0106          0.0342       0.0141
Distributions:
Dividends from net investment income                      (0.0325)      (0.0307)    (0.0106)        (0.0342)     (0.0141)
Total dividends and distributions                         (0.0325)      (0.0307)    (0.0106)        (0.0342)     (0.0141)
Net asset value, end of year                              $  1.00       $  1.00      $ 1.00          $ 1.00       $ 1.00
Total return++                                               3.30%         3.11%       1.06%           3.47%        1.43%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                       $249,819      $228,601    $132,914         $86,374      $     3
Ratio of operating expenses to average net assets            0.50%         0.50%       0.50%+          0.50%        0.47%+
Ratio of net investment income to average net assets         3.23%         3.05%       3.15%+          3.42%        2.39%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements               0.76%         0.75%       0.78%+          0.77%        0.79%+



     * Nations Tax Exempt Fund Investor B Shares commenced operations on May 17, 1994.
     + Annualized.
    ++ Total return represents aggregrate total return for the period indicated
       and does not reflect the deduction of any applicable sales charges.
   (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

     Appendix A  --  Portfolio Securities



The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of this Prospectus identifies each Fund's permissible investments, and the SAI contains more information concerning such investments.

Asset-Backed Securities: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.


Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Mortgage-backed securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), parallel pay CMOs, planned amortization class CMOs ("PAC Bonds") and stripped mortgage-backed securities ("SMBS"), including interest-only and principal-only SMBS. SMBS may be more volatile than other debt securities. For additional information concerning mortgage-backed securities, see the related SAI.

Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.


Bank Instruments: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Nations Prime Fund generally limits investments in bank instruments to: (a) U.S. dollar-denominated obligations of U.S. banks which have total assets exceeding $1 billion and which are members of the Federal Deposit Insurance Corporation (including obligations of foreign branches of such banks) or of the 75 largest foreign commercial banks in terms of total assets; or (b) U.S. dollar-denominated bank instruments issued by other banks believed by the Adviser to present minimal credit risks. For purposes of the foregoing, total assets may be determined on the basis of the bank's most recent annual financial statements.


Nations Prime Fund may invest up to 100% of its total assets in obligations issued by banks. Nations Treasury Fund and Nations Government Money Market Fund will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase.


Nations Prime Fund may invest in U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations). Eurodollar, Yankee dollar, and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements appli-cable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.


Borrowings: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. Reverse repurchase agreements may be considered to be borrowings. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements with BONY, the Funds may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.



Reverse repurchase agreements may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, each of the Funds (except Nations Tax Exempt
Fund) may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.



At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities ("U.S. Government Securities"), or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Funds only enter into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be creditworthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if a Fund does not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, a Fund's asset coverage and other factors at the time of a reverse repurchase, a Fund may not establish a segregated account when the Adviser believes it is not in the best interest of a Fund to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.


Currently, Nations Treasury Fund has entered into an arrangement whereby it reinvests the proceeds of a reverse repurchase agreement in a tri-party repurchase agreement and receives the net interest rate differential.


Commercial Instruments: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and domestic and foreign commercial banks. Nations Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two NRSROs, are rated in the highest rating category for short-term debt obligations given by such organiza-tions, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or
(b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by Nations Fund, Inc.'s Board of Directors on the advice of the Adviser.



Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.

Foreign Securities: Foreign securities include debt obligations (dollar-denominated) of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government- guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on income (including interest, dividends and disposition proceeds), possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.



Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign securities markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign securities exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign securities exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.



The Funds may invest indirectly in the securities of foreign issuers through sponsored or unsponsored American Depository Receipts ("ADRs"), American Depository Shares ("ADSs"), Global Depository Receipts ("GDRs") and European Depository Receipts ("EDRs") or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as the underlying securities, which they represent. Ownership of unsponsored ADRs, ADSs, GDRs, and EDRs may not entitle the Funds to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs, ADSs, GDRs or EDRs. Generally, ADRs and ADSs in registered form, are designed for use in the U.S. securities markets. GDRs are designed for use in both the U.S. and European securities markets. EDRs, in bearer form, are designed for use in European securities markets. ADRs, ADSs, GDRs and EDRs also involve certain risks of other investments in foreign securities.


Guaranteed Investment Contracts: Guaranteed investment contracts, investment contracts or funding agreements (each referred to as a "GIC") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC generally becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.


A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment.


Illiquid Securities: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Money Market Funds will not hold more than 10% of the value of their respective net assets in securities that are illiquid. Repurchase agreements, time de- posits and GICs that do not provide for payment to a Fund within seven days after notice, and illiquid restricted securities, are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by Nations Prime Fund may be subject to this limitation.


If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which issued under
Section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Directors/ Trustees or the Adviser, acting under guidelines approved and monitored by such Fund's Board of Directors/Trustees, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illiquidity of a Fund holding such securities may increase during such period.


Interest Rate Transactions: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.


The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index is below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.


Money Market Instruments: The term "money market instruments" refers to instruments with remaining maturities of 397 days or less, or obligations with greater maturities, provided such obligations are subject to demand features or resets which are less than 397 days. Money market instruments may include, among other instruments, certain U.S. Treasury Obligations, U.S. Government Obligations, bank instruments, commercial instru-ments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

Municipal Securities: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.


Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.


Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.


Municipal Securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.


Municipal Securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each

Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income tax.


Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying Municipal Securities. To the extent that municipal participation interests are considered to be "illiquid securities" such instruments are subject to each Fund's limitation on the purchase of illiquid securities.


In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.


A Fund may invest in short-term securities, in commitments to purchase such securities on a "when-issued" basis, and reserves the right to engage in "put" transactions on a daily, weekly or monthly basis. Securities purchased on a "when-issued" basis are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Funds will only commit to purchase a security on a when-issued basis with the intention of actually acquiring the security and will segregate sufficient liquid assets to meet its purchase obligation.


A "put" feature permits a Fund to sell a security at a fixed price prior to maturity. The underlying Municipal Securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the security as originally issued, it may not be marketable or assignable. Therefore, the put would only have value to the Fund. In certain cases a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Funds will limit their put transactions to institutions which the Adviser believes present minimal credit risk, pursuant to guidelines adopted by the Boards of Directors/Trustees. Nations Tax Exempt Fund may invest more than 40% of its portfolio in securities with put or demand features guaranteed by banks and other financial institutions. Accordingly, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.


Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the unique risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

Other Investment Companies: Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Pursuant to an exemptive order issued by the SEC, the Nations Funds' non-money market funds may purchase shares of Nations Funds' Money Market Funds.


Repurchase Agreements: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a maturity of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Funds.

Securities Lending: To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be creditworthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 33% of the value of its total assets, which may include cash collateral received for securities loans. Cash collateral received by a Nations Fund may be invested in a Nations Funds' Money Market Fund.

Short-Term Trust Obligations: Nations Prime Fund may invest in short-term obligations issued by special purpose trusts established to acquire specific issues of government or corporate securities. Such obligations entitle a Fund to a proportional fractional interest in payments received by the trust, either from the underlying securities owned by the trust or pursuant to other arrangements entered into by the trust. A trust may enter into a swap arrangement with a highly rated investment firm, pursuant to which the trust grants to the counterparty certain of its rights with respect to the securities owned by the trust in exchange for the obligation of the counterparty to make payments to the trust according to an established formula. The trust obligations purchased by a Fund must satisfy the quality and maturity requirements generally applicable to the Fund pursuant to Rule 2a-7 under the 1940 Act.


U.S. Government Obligations: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury Obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association; some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

The market value of U.S. Government Obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.


Variable- and Floating-Rate Instruments:
Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic and foreign banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.

When-Issued, Delayed Delivery And Forward Commitment Securities: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities take place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

  Appendix B  --  Description Of Ratings





The following summarizes the highest three ratings used by S&P for corporate and municipal bonds:


       AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.


       AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.


       A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.


The following summarizes the highest three ratings used by Moody's for corporate and municipal bonds:


       Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa and A. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa and A groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1 and A1, respectively.

The following summarizes the highest three ratings used by D&P for bonds:

       AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk free U.S. Treasury debt.

       AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.


       A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.


To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within this major category.


The following summarizes the highest three ratings used by Fitch for bonds:


       AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


       AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.


       A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.


The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

       MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

       MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

       SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

       SP-2 -- Satisfactory capacity to pay principal and interest.

The two highest rating categories of D&P for short-term debt are D-1 and D-2. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

The following summarizes the two highest rating categories used by Fitch for short-term obligations:

       F1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F1+.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

D&P uses the short-term debt ratings described above for commercial paper.

Fitch uses the short-term debt ratings described above for commercial paper.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the three highest investment grade ratings used by BankWatch for long-term debt:

       AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

       AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

       A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

       TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

       TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

Prospectus
                                                              Investor B Shares

                                                                  August 1, 1998


This Prospectus describes the investment portfolios listed in the column to the right (each a "Fund") of Nations Fund Trust, Nations Fund, Inc., and Nations Fund Portfolios, Inc. ("Nations Portfolios"), each an open-end management investment company in the Nations Funds Family ("Nations Funds" or "Nations Funds Family"). This Prospectus describes one class of shares of each Fund -- Investor B Shares.

This Prospectus sets forth concisely the information about each Fund that a prospective purchaser of Investor B Shares should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about Nations Fund Trust, Nations Fund, Inc., and Nations Portfolios is contained in a separate Statement of Additional Information (the "SAI"), that has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by writing or calling Nations Funds at its address or telephone number shown below. The SAI for Nations Funds, dated August 1, 1998, is incorporated by reference in its entirety into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference in this Prospectus and other information regarding registrants that file electronically with the SEC. NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to each of the Funds. Gartmore Global Partners ("Gartmore") is the investment sub-adviser to Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations International Growth Fund. Brandes Investment Partners, L.P. ("Brandes") is the investment sub-adviser to Nations International Value Fund and Marsico Capital Management, LLC ("Marsico Capital") is the investment sub-adviser to Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund. TradeStreet Investment Associates, Inc. ("TradeStreet") is the investment sub-adviser to all other Nations Funds. As used herein the term "Adviser" shall mean NBAI, Tradestreet, Gartmore, Brandes and/or Marsico Capital as the context may require, see "How The Funds Are Managed."


SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE SERVICES TO NATIONS FUNDS, FOR WHICH THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR NATIONS FUNDS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EQUITY FUNDS:
Nations Value Fund
Nations Equity Income Fund

Nations Emerging Growth Fund
Nations Small Company Growth Fund

Nations Disciplined Equity Fund
Nations Capital Growth Fund
Nations Marsico Focused Equities Fund
Nations Marsico Growth & Income Fund
Nations International Equity Fund
Nations International Growth Fund
Nations International Value Fund
Nations Emerging Markets Fund
Nations Pacific Growth Fund


BALANCED FUND:
Nations Balanced Assets Fund


For Fund information call:
1-800-321-7854


Nations Funds
c/o Stephens Inc.
One NationsBank Plaza
33rd Floor
Charlotte, NC 28255




[NATIONS FUNDS LOGO]




NSI-96144-8/98

                                               Table Of Contents

About The                 Prospectus Summary                                  3
Funds                     -----------------------------------------------------



                          Expenses Summary                                    5

                          -----------------------------------------------------



                          Objectives                                          8

                          -----------------------------------------------------


                          How Objectives Are Pursued                          9

                          -----------------------------------------------------


                          How Performance Is Shown                           23

                          -----------------------------------------------------


                          How The Funds Are Managed                          26

                          -----------------------------------------------------


                          Organization And History                           31

                          -----------------------------------------------------
About Your
Investment

                          How To Buy Shares                                  34

                          -----------------------------------------------------



                          How To Redeem Shares                               36

                          -----------------------------------------------------



                          How To Exchange Shares                             39

                          -----------------------------------------------------


                          Shareholder Servicing And Distribution Plans       40

                          -----------------------------------------------------


                          How The Funds Value Their Shares                   41

                          -----------------------------------------------------

                          How Dividends And Distributions Are Made;


                          Tax Information                                    42

                          -----------------------------------------------------


                          Financial Highlights                               43

                          -----------------------------------------------------


                          Appendix A -- Portfolio Securities                 57

                          -----------------------------------------------------


                          Appendix B -- Description Of Ratings               67

                          -----------------------------------------------------


                          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds


  Prospectus Summary
o TYPE OF COMPANIES: Open-end management investment companies.

o INVESTMENT OBJECTIVES AND POLICIES:

o EQUITY FUNDS:


 o Nations Value Fund's investment objective is to seek growth of capital by investing in companies that are believed to be undervalued.


 o Nations Equity Income Fund's investment objective is to seek current income and growth of capital by investing primarily in companies with above-average dividend yields.

 o Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.

 o Nations Small Company Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities.

 o Nations Disciplined Equity Fund's investment objective is to seek growth of capital by investing in companies that are expected to produce significant increases in earnings per share.

 o Nations Capital Growth Fund's investment objective is to seek growth of capital by investing in companies that are believed to have superior earnings growth potential.

 o Nations Marsico Focused Equities Fund's investment objective is to seek long-term growth of capital. It is a non-diversified fund that pursues its objective by normally investing in a core position of 20-30 common stocks.


 o Nations Marsico Growth & Income Fund's investment objective is to seek long-term growth of capital with a limited emphasis on income. Under normal circumstances, the Fund pursues its objective by investing up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities that have income potential.

 o Nations International Equity Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

 o Nations International Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.

 o Nations International Value Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of foreign issuers, including emerging markets countries.

 o Nations Emerging Markets Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in emerging markets countries, such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East, Africa and India.

 o Nations Pacific Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in the Pacific Basin and the Far East (excluding Japan).

o BALANCED FUND:

 o Nations Balanced Assets Fund's investment objective is to seek total return by investing in equity and fixed income securities.

o INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NBAI provides investment management services to more than 60 investment company portfolios in the Nations Funds Family. TradeStreet Investment Associates, Inc., an affiliate of NBAI, Gartmore Global Partners, provides investment sub-advisory services to Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations International Growth Fund, Brandes Investment Partners, L.P. provides investment sub-advisory services to Nations International Value Fund and Marsico Capital Management, LLC provides investment sub-advisory services to Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund. For more information about the investment adviser and investment sub-advisers to the Nations Funds, see "How The Funds Are Managed."

o DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared and paid monthly by Nations Capital Growth Fund, Nations Disciplined Equity Fund, Nations Equity Income Fund, Nations Value Fund and Nations Small Company Growth Fund. Dividends from net investment income are declared and paid annually by Nations International Growth Fund and Nations International Value Fund. All other Equity Funds and the Balanced Fund declare and pay dividends from net investment income each calendar quarter. Each Fund's net realized capital gains, including net short-term capital gains are distributed at least annually.

o RISK FACTORS: Although NBAI, together with the sub-advisers, seek to achieve the investment objective of each Fund, there is no assurance that they will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the stocks the Fund holds may decline over short or even extended periods. The U.S. stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, the stock markets, as measured by the S&P 500 Index (as defined below) and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue. In addition, certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities, including U.S. Government
  Obligations (as defined below), will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not issued or guaranteed by the U.S. Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Certain of the Funds' investments may constitute derivative securities. Certain types of derivative securities can, under particular circumstances, significantly increase an investor's exposure to market and other risks. Certain of the Funds invest in foreign securities which present additional risks associated with international investing, including, among others, heightened economic and political risk, as well as foreign currency risk. For a discussion of these and other fac-
 tors, see "How Objectives Are Pursued -- Risk Considerations", "How Objectives Are Pursued -- Special Risk Considerations Relevant to an Investment in the International Funds" and "Appendix A."

o MINIMUM PURCHASE: $1,000 minimum initial investment per record holder except that the minimum initial investment is: $500 for Individual Retirement Account ("IRA") investors; $250 for non-working spousal IRAs; and $100 for investors participating on a monthly basis in the Systematic Investment Plan. There is no minimum investment amount for investments by certain 401(k) and employee pension plans or salary reduction. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan. See "How To Buy Shares."

  Expenses Summary


Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Investor B Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.


NATIONS FUNDS EQUITY FUNDS INVESTOR B SHARES



                                                           Nations                            Nations   Nations
                                      Nations    Nations    Small       Nations    Nations    Marsico   Marsico
Shareholder                 Nations    Equity   Emerging   Company   Disciplined   Capital    Focused   Growth &
Transaction                  Value     Income    Growth     Growth      Equity      Growth   Equities    Income
Expenses                     Fund       Fund      Fund       Fund        Fund        Fund      Fund       Fund
Sales Load Imposed on
 Purchases                   None      None       None      None        None        None       None      None
Maximum Deferred Sales
 Charge
 (as a percentage of the
 lower of the original
 purchase price or
 redemption proceeds)1    5.00%      5.00%     5.00%      5.00%     5.00%         5.00%     5.00%      5.00%
Annual Fund
Operating
Expenses
(as a percentage of
average net assets)
Management Fees (After
 Fee Waivers)              .75%       .63%      .75%       .75%      .75%          .75%      .85%       .85%
Rule 12b-1 Fees            .75%       .75%      .75%       .75%      .75%          .75%      .75%       .75%
Shareholder Servicing
 Fees                      .25%       .25%      .25%       .25%      .25%          .25%      .25%       .25%
Other Expenses
 (After Expense
 Reimbursements)           .19%       .23%      .23%       .20%      .23%          .20%      .40%       .40%
Total Operating Expenses
 (After Fee Waivers
 and Expense
 Reimbursements)          1.94%      1.86%     1.98%      1.95%     1.98%         1.95%     2.25%      2.25%


1 Investor B Shares purchased prior to January 1, 1996 or after July 31, 1997 are subject to the Deferred Sales Charge as set forth in the applicable schedule. The Maximum Deferred Sales Charge is 5.00% in the first year after purchase, declining to 1.00% in the sixth year after purchase and eliminated thereafter. For the applicable Deferred Sales Charge schedule see "How to Redeem Shares -- Contingent Deferred Sales Charge."

             NATIONS FUNDS EQUITY/BALANCED FUNDS INVESTOR B SHARES




                                                Nations        Nations          Nations      Nations     Nations   Nations
                                            International   International   International   Emerging    Pacific    Balanced
                                                Equity          Growth          Value        Markets     Growth     Assets
                                                 Fund            Fund            Fund         Fund        Fund       Fund
Shareholder
Transaction Expenses
Sales Load Imposed on Purchases                 None            None            None         None        None       None
Maximum Deferred Sales Charge (as a
 percentage of the lower of the original
 purchase price or redemption proceeds)1   5.00%           5.00%           5.00%           5.00%      5.00%       5.00%
Annual Fund
Operating Expenses
(as a percentage of average
net assets)
Management Fees                             .90%            .90%            .90%           1.10%       .90%        .75%
Rule 12b-1 Fees (After Fee Waivers)         .75%            .75%            .75%            .75%       .75%        .75%
Shareholder Servicing Fees                  .25%            .25%            .25%            .25%       .25%        .25%
Other Expenses (After Expense
 Reimbursements)                            .24%            .22%            .22%            .47%       .47%        .33%
Total Operating Expenses (After Fee
 Waivers and Expense Reimbursements)       2.14%           2.12%           2.12%           2.57%      2.37%       2.08%


1 Investor B Shares purchased prior to January 1, 1996 or after July 31, 1997 are subject to the Deferred Sales Charge as set forth in the applicable schedule. The Maximum Deferred Sales Charge is 5.00% in the first year after purchase, declining to 1.00% in the sixth year after purchase and eliminated thereafter. For the applicable Deferred Sales Charge schedule see "How to Redeem Shares -- Contingent Deferred Sales Charge."



Examples: You would pay the following expenses on a $1,000 investment in Investor B Shares of the indicated Fund, assuming (1) a 5% annual return and
(2) redemption at the end of each time period.





                                              Nations                             Nations   Nations
                        Nations     Nations    Small       Nations    Nations    Marsico    Marsico
              Nations    Equity    Emerging   Company   Disciplined   Capital    Focused    Growth &
              Value      Income     Growth     Growth      Equity      Growth    Equities    Income
               Fund       Fund       Fund       Fund        Fund        Fund       Fund       Fund
1 Year         $ 70       $ 69       $ 70      $  70        $ 70        $ 70       $ 73       $ 73
3 Years        $ 91       $ 88       $ 92      $  91        $ 92        $ 91       $100       $100
5 Years        $125       $121       $127      $ 125        $127        $125       $140       $140
10 Years       $207       $200       $213      $ 208        $211        $208       $240       $240

                Nations        Nations                       Nations     Nations   Nations
            International   International       Nations     Emerging    Pacific    Balanced
                Equity          Growth      International    Markets     Growth     Assets
                 Fund            Fund         Value Fund      Fund        Fund       Fund
1 Year           $ 72            $ 72            $ 72         $ 76        $ 74       $ 71
3 Years          $ 97            $ 96            $ 96         $110        $104       $ 95
5 Years          $135            $134            $134         $157        $147       $132
10 Years         $228            $226            $226         $272        $252       $222



You would pay the following expenses on a $1,000 investment in Investor B Shares of the indicated Fund, assuming a 5% annual return and no redemption.





                                            Nations                            Nations   Nations
                       Nations    Nations    Small       Nations    Nations    Marsico   Marsico
             Nations    Equity   Emerging   Company   Disciplined   Capital    Focused    Growth
              Value     Income    Growth     Growth      Equity      Growth   Equities   & Income
              Fund       Fund      Fund       Fund        Fund        Fund      Fund       Fund
1 Year        $ 20       $ 19      $ 20       $ 20        $ 20        $ 20      $ 23       $ 23
3 Years       $ 61       $ 58      $ 62       $ 61        $ 62        $ 61      $ 70       $ 70
5 Years       $105       $101      $107       $105        $107        $105      $120       $120
10 Years      $207       $200      $213       $208        $211        $208      $240       $240




                Nations        Nations                       Nations     Nations   Nations
            International   International       Nations     Emerging    Pacific    Balanced
                Equity          Growth      International    Markets     Growth     Assets
                 Fund            Fund         Value Fund      Fund        Fund      Funds
1 Year           $ 22            $ 22            $ 22         $ 26        $ 24       $ 21
3 Years          $ 67            $ 66            $ 66         $ 80        $ 74       $ 65
5 Years          $115            $114            $114         $137        $127       $112
10 Years         $228            $226            $226         $272        $252       $222



The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor B Shares will bear either directly or indirectly. The figures contained in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and/or reimbursements will continue. In particular, to the extent Other Expenses are less than those shown, waivers and/or reimbursements of Management Fees, if any, may decrease. Shareholders will be notified of any decrease that materially increases Total Operating Expenses. If fee waivers and/or expense reimbursements are decreased or discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders of the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed." For a more complete description of the Rule 12b-1 and shareholder servicing fees payable by the Funds, see "Shareholder Servicing And Distribution Plan."


Absent fee waivers, "Management Fees" and "Total Operating Expenses" for Investor B Shares of Nations International Value Fund would have been 1.00% and 2.22%, respectively.


Absent expense reimbursements, "Other Expenses" and "Total Operating Expenses" for Investor B Shares of the indicated Fund would have been as follows: Nations Value Fund -- .20% and 1.95%, respectively; Nations International Growth --
 .27% and 2.17%, respectively; Nations Marsico Focused Equities Fund -- .67% and 2.52%, respectively; and Nations Marsico Growth & Income Fund -- 1.12% and 2.97%, respectively.

Absent fee waivers and expense reimbursements, "Management Fees, " "Other Expenses" and "Total Operating Expenses" for Investor B Shares of Nations Small Company Growth Fund would have been 1.00%, .26% and 2.26%, respectively.


Effective May 1999, it is anticipated that certain voluntary total operating expenses limits put in place in connection with the reorganization of The Pilot Funds into the Nations Funds will terminate with respect to the following funds: Nations Value Fund, Nations Small Company Growth Fund, Nations International Growth Fund, Nations Disciplined Equity Fund and Nations Equity Income Fund. For more information, see the SAI.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.


  Objectives


Equity Funds:

Nations Value Fund: Nations Value Fund's investment objective is to seek growth of capital by investing in companies that are believed to be undervalued.



Nations Equity Income Fund: Nations Equity Income Fund's investment objective is to seek current income and growth of capital by investing primarily in companies with above-average dividend yields.



Nations Emerging Growth Fund: Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.


Nations Small Company Growth Fund: Nations Small Company Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities.


Nations Disciplined Equity Fund: Nations Disciplined Equity Fund's investment objective is to seek growth of capital by investing in companies that are expected to produce significant increases in earnings per share.


Nations Capital Growth Fund: Nations Capital Growth Fund's investment objective is to seek growth of capital by investing in companies that are believed to have superior earnings growth potential.


Nations Marsico Focused Equities Fund:
Nations Marsico Focused Equities Fund's investment objective is to seek long-term growth of capital.

Nations Marsico Growth & Income Fund:
Nations Marsico Growth & Income Fund's investment objective is to seek long-term growth of capital with a limited emphasis on income.

Nations International Equity Fund: Nations International Equity Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

Nations International Growth Fund: Nations International Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.

Nations International Value Fund: Nations International Value Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.

Nations Emerging Markets Fund: Nations Emerging Markets Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in emerging market countries, such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East, Africa and India.

Nations Pacific Growth Fund: Nations Pacific Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in the Pacific Basin and the Far East (excluding Japan).

Balanced Fund:

Nations Balanced Assets Fund: Nations Balanced Assets Fund's investment objective is to seek total return by investing in equity and fixed income securities.

Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. The net asset value of the shares of the Funds will fluctuate based on market conditions. Therefore, investors should not rely upon the Funds for short-term financial needs nor are the Funds meant to provide a vehicle for participating in short-term swings in the stock market. Investments in the Funds are not insured against loss of principal.


  How Objectives Are Pursued




Equity Funds:

Nations Value Fund: The Fund invests in stocks drawn from a broad universe of companies monitored by the Adviser. The Adviser closely monitors these companies, rating them for quality and projecting their future earnings and dividends as well as other factors. To qualify for purchase, an issuer would normally have a market capitalization of $500 million or more and have an average daily trading volume of at least $3 million. These requirements are generally considered by the Adviser to be adequate to support normal purchase and sale activity without materially affecting prevailing market prices of the issuer's shares. The Adviser also analyzes key financial ratios that measure the growth, profitability, and leverage of such issuers that it believes will help maintain a portfolio of above-average quality.



Stocks are selected from this universe based on the Adviser's judgment of their total return potential. The Adviser buys stocks that it believes are undervalued relative to the overall stock market. The principal factor considered by the Adviser in making these determinations is the ratio of a stock's price-to-earnings relative to corresponding ratios of other stocks issued by companies in the same industry or economic sector. The Adviser believes that companies with lower price-to-earnings ratios are more likely to provide better opportunities for capital appreciation. This "value" approach typically produces a dividend yield greater than the market average. The Adviser will attempt to temper risk by broad diversification among economic sectors and industries. Through this strategy, the Fund pursues above-average returns while seeking to avoid above-average risks.


The Fund invests under normal market conditions at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stock, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may invest up to 20% of its assets in foreign securities. The Fund also may hold up to 20% of its total assets in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), and investment grade securities of domestic companies. Obligations with the lowest investment grade rating (E.G. rated "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investor's Service, Inc. ("Moody's")) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.

The Fund may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.


Nations Equity Income Fund: The investment program of the Fund is based on several premises. First, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Second, diversifying equity holdings in a manner that includes every major economic sector contributes to reduced volatility, without a commensurate reduction in expected investment return. Finally, investing in dividend paying stocks in all the economic sectors can provide greater income than provided by the stocks in Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index")1 with less volatility. Collectively, these traits may be combined in such a fashion as to produce returns in excess of the market (S&P 500 Index) on a comparable risk basis.


New purchases for the Fund will generally be made in equity securities that:

o are income producing;

o appear undervalued relative to the S&P 500 Index on a risk adjusted basis;
  and

o have favorable trends in personal stock ownership by the underlying company's officers and/or directors.


To achieve its objective, the Fund, under normal circumstances, will invest at least 65% of its assets in income-producing common stocks, including securities convertible into or ultimately exchangeable for common stock (I.E., convertible bonds or convertible preferred stock), whose prospects for dividend growth and capital appreciation are considered favorable by the Adviser. The securities held by the Fund generally will be listed on a national exchange or, if not so listed, will usually have an established over-the-counter market.



---------------------

1"Standard & Poor's" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc.

In order to further enhance its income, the Fund also may invest its assets in fixed-income securities (corporate and government bonds of various maturities), preferred stocks and warrants. The Fund may invest in debt securities that are considered investment grade (E.G. securities rated in one of the top four investment categories by S&P or Moody's, or if not rated, are of equivalent investment quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories (E.G., rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. The Fund also may invest up to 5% of its assets in debt securities that are rated below investment grade (E.G. rated "BB" by S&P or "Baa" by Moody's), or if not rated, are of equivalent investment quality as determined by the Adviser. Non-investment grade debt securities, sometimes referred to as "high yield bonds" or "junk bonds" tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. The Fund will invest in such high-yield debt securities only when the Adviser believes that the issue presents minimal credit risk. For a description of corporate debt ratings, see "Appendix B." Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest up to 20% of its total assets in foreign securities. The Fund will treat foreign securities as illiquid unless there is an active and substantial secondary market for such securities.



The Fund may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.


Nations Emerging Growth Fund: The Fund will invest in equity securities, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and securities convertible into common stocks, selected from a universe of emerging growth companies monitored by the

Adviser. Most of the companies will have revenues between $50 million and $1.5 billion and a debt ratio of less than 50% of capitalization. The universe focuses on companies with above average earnings growth rates and profit margins, yet the portfolio may include positions of special situation companies whose growth is expected to accelerate. These companies are believed to offer significant opportunities for capital appreciation and the Adviser will attempt to identify these opportunities before their potential is recognized by investors in general.

In managing the Fund, the Adviser applies a disciplined process with rigorous fundamental analysis providing the basis for stock selection. Its methodology combines fundamental, valuation and momentum-based disciplines in portfolio construction. First, the Adviser evaluates nearly 1500 stocks by using quantitative modeling techniques. Companies within this universe are analyzed using the following criteria: earnings growth trends, earnings momentum, earnings estimate trends, relative price performance and importantly, valuation or price/earnings ratios relative to forecasted earnings growth. Next, the Adviser conducts a bottom-up, fundamental analysis of each candidate company. This process, which involves using both internal and external research and conducting one on one conversations with senior company executives, requires several steps: gaining an understanding of the business, evaluating its growth potential, risks and competitive strengths, discussing its growth strategy with company management, and validating that strategy with third parties and the Adviser's network of regional brokerage research resources. Stocks are selected after this rigorous analysis only when their valuation is attractive relative to forecasted growth.


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. The Fund may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.


The volatility of emerging growth stocks is greater than that of larger companies. Many of these stocks trade over-the-counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 130 companies which represent a broad range of industries and sectors, both in the United States and abroad. Although the Fund invests primarily in securities of U.S. issuers, it may invest up to 20% of its total assets in foreign securities.

Nations Small Company Growth Fund: In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and convertible debt. In addition, the Fund will invest at least 65% of its total assets in companies with a market capitalization of $1 billion or less.

The investment philosophy of the Small Company Growth Fund is based on the premise that stock prices are driven by earnings growth and that superior stock market returns occur when a company experiences rapid and accelerating earnings growth due to improving fundamentals.

In managing the Fund, the Adviser applies a disciplined process with rigorous fundamental analysis providing the basis for stock selection. Its methodology combines fundamental, valuation and momentum-based disciplines in portfolio construction. First, the Adviser evaluates nearly 5000 stocks by using quantitative modeling techniques. Companies with a market capitalization of less than $1 billion are analyzed using the following criteria: earnings growth trends, earnings momentum, earnings estimate trends, relative price performance and importantly, valuation or price/ earnings ratios relative to forecasted earnings growth. Next, the Adviser conducts a bottom-up, fundamental analysis of each candidate company. This process, which involves using both internal and external research and conducting one on one conversations with senior company executives, requires several steps: gaining an understanding of the business, evaluating its growth potential, risks and competitive strengths, discussing the growth strategy with company management, and validating that strategy with third parties and the Adviser's network of regional brokerage research resources.

Overall, the Fund's strategy is to own those investments offering both attractive fundamental valuation and relatively good prospects for earnings improvement. Typically, two types of companies are candidates for purchase: (i) mature companies which may have fallen from a larger market value due to business difficulties, but which now exhibit improving prospects; and (ii) smaller or younger companies which are experiencing strong trends in earnings growth, but remain reasonably valued and therefore offer premium growth at a discount in comparison to other companies.


The Fund's weighted median capitalization generally is not expected to exceed 125% of the weighted median capitalization of the Russell 2000 Small Stock Index (the "Russell 2000") as measured on a quarterly basis, although this may vary from time to time. The volatility of the small cap growth stocks in which the Fund invests is greater than that of larger companies. Many of these stocks trade over-the-counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 130 companies which represent a broad range of industries and sectors, both in the United States and abroad.


The Fund may invest up to 35% of its total assets in securities of issuers with a market capitalization greater than $1 billion and in debt securities. However, the Fund will not invest more than 10% of its total assets in debt securities, unless the Fund assumes a temporary defensive position as discussed below. Debt securities, if any, purchased by the Fund will be rated "AA" or above by S&P or "Aa" or above by Moody's or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its total assets in debt securities. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, the U.S. and foreign governments and international organizations (such as the International Bank for Reconstruction and Development (the "World Bank")), and money market instruments.

The Fund may invest in common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements. The Fund currently intends to limit any investment in foreign securities to 20% of total assets.

Nations Disciplined Equity Fund: The investment philosophy of the Fund is based on the premise that companies with positive earnings trends also should experience positive trends in their share price. Based on this philosophy, the Fund invests primarily in the common stocks of companies that the Adviser believes are likely to experience significant increases in earnings. By pursuing this investment philosophy, the Fund seeks to provide investors with long-term capital appreciation which exceeds that of the S&P 500 Index.

In selecting stocks for the Fund, the Adviser utilizes quantitative analysis and optimization tools. This approach seeks to identify companies with improving profit potential through analysis of earnings forecasts issued by investment banks, broker/ dealers and other investment professionals. The Adviser believes that companies experiencing such earnings trends have the potential to generate significant increases in per share earnings. The Adviser also believes that companies with increasing earnings should experience positive trends in their stock price. The quantitative analysis also includes ranking the attractiveness of equity securities according to a multi-factor valuation model. Both value and growth factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while growth characteristics such as price momentum, earnings growth and earnings acceleration measure a stock relative to others in the same industry. The objective is to maintain a broadly diversified portfolio which ranks in the top quartile on earnings momentum and in the top third on valuation. This approach generally produces a dividend yield less than the market average. Although this Fund seeks to invest in attractively priced securities with increasing earnings, its investment objective focuses on long-term capital appreciation; income is not an objective of this Fund.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of domestic issuers. With respect to the remainder of the Fund's assets, the Fund may invest in a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. government and corporate debt securities and various money market instruments. The Fund will invest primarily in medium- and large-sized companies (I.E. companies with market capitalizations of $1 billion or greater) that are determined to have favorable price-to-earnings ratios. The Fund also may invest in securities issued by companies with market capitalizations of less than $1 billion. The volatility of small-capitalization stocks is typically greater than that of larger companies. To help reduce risk, the Fund will invest in the securities of companies representing a broad range of industries and economic sectors.


The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (E.G. securities rated in one of the top four investment categories by a nationally recognized statistical rating organization "NRSRO" or, if not rated, are of equivalent quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.


The Fund may invest up to 20% of its total assets in foreign securities. For temporary defensive purposes if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments, money market instruments and repurchase agreements.

Nations Capital Growth Fund: The investment philosophy of the Fund is based on the belief that companies with superior growth characteristics selling at reasonable prices will, over time, outperform the market. Therefore, the Fund will generally seek to invest in larger capitalization, high-quality companies which possess above average earnings growth potential.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:

o above-average earnings growth relative to the S&P 500 Index;

o established operating histories, strong balance sheets and favorable financial characteristics; and

o above-average return on equity relative to the S&P 500 Index.

In addition, the Fund's investment program enables it to invest in the following types of companies:

o companies that generate or apply new technologies, new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising and health service industries;

o companies that own or develop natural resources, such as energy exploration companies;

o companies that may benefit from changing consumer demands and lifestyles, such as financial service organizations and telecommunication companies;

o foreign companies, including those in countries with more rapid economic growth than the U.S.;

o companies whose earnings growth is projected at a pace in excess of the average company (I.E., growth companies); and

o companies whose earnings are temporarily depressed and are currently out of favor with most investors.

Through intensive research, visits to many companies each year, and efficient response to changing market conditions, the Adviser seeks to make the most of the Fund's flexible charter.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stocks and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly traded common stocks of companies incorporated in the United States, the Fund may invest up to 20% of its total assets in foreign securities.

The Fund also may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.


Nations Marsico Focused Equities Fund:
Nations Marsico Focused Equities Fund is a non-diversified fund that pursues its objective by normally investing in a core position of 20-30 common stocks. Under normal circumstances, the Fund invests at least 65% of its total assets in large capitalization common stocks selected for their growth potential. The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities.

In building the portfolio, the Adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. To identify such opportunities, the Adviser looks for a combination of four characteristics:

o Change -- The Adviser believes that extraordinary growth derives from products, markets and technologies that are in flux.

o Franchise -- The Adviser looks for strong brand franchises that can be leveraged in a changing global environment.

o Global reach -- The Adviser selects securities without geographic bias in the belief that the global market is both a source of growth opportunity and a hedge against fluctuations and dislocations of local markets.

o Themes -- The Adviser seeks companies that are moving with, not against, the major social, economic and cultural shifts taking place in the world.

Once an opportunity is identified, it is subjected to a disciplined analytic process including both "top-down" element and "bottom-up" elements. The "top-down" element of the process takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape, and also analyzes such factors as the most attractive global opportunities, industry consolidation and the sustainability of economic trends. With respect to the "bottom-up" element, the Adviser considers company fundamentals such as commitment to research, market franchise and management's strength and vision to determine the present and future value of the company as an investment.

Realization of income is not a significant investment consideration. Any income realized on the Fund's investments will be incidental to its objective.


Nations Marsico Growth & Income Fund:
Under normal circumstances, Nations Marsico Growth & Income Fund pursues its objective by investing up to 75% of its total assets in equity securities selected primarily for their growth potential and at least 25% of its total assets in securities that have income potential. The Fund typically emphasizes the growth component. However, in adverse market conditions, the Fund may reduce the growth component of its portfolio to 25% of its total assets. The Fund may invest in any combination of common stock, preferred stock, warrants, convertible securities and debt securities. However, it is expected that the Fund will emphasize investments in large capitalization common stocks. The Fund may shift assets between the growth and income components of its portfolio based on the Adviser's analysis of relevant market, financial and economic conditions. If the Adviser believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, then the Fund will place a greater emphasis on the growth component. In building the portfolio, the Adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. To identify such opportunities, the Adviser looks for a combination of four characteristics:

o Change -- The Adviser believes that extra-ordinary growth derives from products, markets and technologies that are in flux.

o Franchise -- The Adviser looks for strong brand franchises that can be leveraged in a changing global environment.

o Global reach -- The Adviser selects securities without geographic bias in the belief that the global market is both a source of growth opportunity and a hedge against fluctuations and dislocations of local markets.

o Themes -- The Adviser seeks companies that are moving with, not against, the major social, economic and cultural shifts taking place in the world.

Once an opportunity is identified, it is subjected to a disciplined analytic process including both "top-down" and "bottom-up" elements. The "top-down" element of the process takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape, and also analyzes such factors as the most attractive global opportunities, industry consolidation and the sustainability of economic trends. With respect to the "bottom-up" element, the Adviser considers company fundamentals such as commitment to research, market franchise and management's strength and vision to determine the present and future value of the company as an investment.

Because income is a part of the investment objective of the Fund, the Adviser may also consider dividend-paying characteristics in selecting equity securities for the Fund. The Fund may also find opportunities for capital growth from debt securities because of anticipated changes in interest rates, credit standing, currency relationships or other factors. Investors in the Fund should keep in mind that the Fund is not designed to produce a consistent level of income.

Nations International Equity Fund: The Fund intends to diversify investments broadly among countries and to normally invest in securities representing at least three different countries. The Fund may invest in companies in the Far East and Western Europe as well as Australia, Canada, and other areas (including developing countries). Under unusual circumstances, however, the Fund may invest substantially all of its assets in companies in one or two countries.

In seeking to achieve its objective, the Fund will invest at least 65% of its assets in common stocks of established non-United States companies that the Adviser believes have potential for growth of capital. The Fund may invest up to 35% of its assets in any other type of security including: convertible securities; preferred stocks; bonds, notes and other debt securities (including Eurodollar securities); and obligations of domestic or foreign governments and their political subdivisions.


The Fund also may invest in American Depository Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depository Receipts ("EDRs"), American Depository Shares ("ADSs"), bonds, notes, other debt securities of foreign issuers, securities of foreign investment funds or trusts and real estate investment trust securities. For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments.

Nations International Growth Fund: In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65% of its total assets in foreign equity securities listed on major exchanges, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and convertible debt. The Fund may purchase the stock of small-, mid- and large-capitalization companies.


The Fund may invest up to 35% of its total assets in securities of issuers domiciled in developing countries. These countries are generally located in Eastern Europe, the Asia-Pacific region, Latin and South America, Africa and, subject to approval by the Board of Directors, the former Soviet Union and the Middle East. Debt securities, if any, purchased by the Fund will be rated in the top two categories by an NRSRO or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt and equity securities of U.S. issuers. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, foreign governments and international organizations (such as the World Bank), including money market instruments.


The Fund may invest in common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending and repurchase agreements. The Fund also may invest in ADRs, GDRs, EDRs and ADSs.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments.


Nations International Value Fund: The Fund will pursue its investment objective, under normal market conditions, by investing its assets in the securities of issuers located in at least three different foreign countries. Although the Fund may earn income from dividends, interest and other sources, income will be incidental to the Fund's investment objective. The Fund emphasizes investments in established companies, although it may invest in companies of various sizes as measured by assets, sales and capitalization.


The Fund intends to invest at least 65% of its total assets in equity securities of non-United States issuers whose market capitalizations exceed $1 billion at the time of purchase. These securities may include common stocks, preferred stocks, securities convertible into common stocks, shares of closed-end investment companies, ADRs, EDRs, and/or GDRs. Although the Fund intends to invest primarily in equity securities listed on stock exchanges, the Fund may also invest in equity securities traded in over the counter markets and in private placements. The Fund is not subject to any specific geographic diversification requirements. Countries in which the Fund may invest include, but are not limited to, the nations of Western Europe, North and South America, Australia, Africa, and Asia.


The Adviser's approach in selecting investments for the Fund is oriented to individual stock selection and is value driven as described below. Typically, no more than 5% of total Fund assets will be invested in any one equity security at the time of purchase. With respect to Fund investments in any particular country or industry, the Fund may typically invest up to the greater of either (a) 20% of its total assets in any particular country or industry at the time of purchase or (b) 150% of the weighting of such country or industry as represented in the Morgan Stanley Capital International ("MSCI") EAFE Index at the time of purchase, but in no event may the Fund invest more than 25% of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities). Generally, no more than 20% of the value of the Fund's total assets, measured at the time of purchase, may be invested in securities of companies located in emerging or developing countries. As used in this Prospectus, the term "emerging" or "developing" country applies to any country which is generally considered to be an emerging or developing country by the international financial community, which includes the World Bank and the International Finance Corporation. There are currently over 130 countries which are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most nations located in Western Europe. Currently, investing in many emerging countries is not feasible or may involve unacceptable political risks. Emerging markets securities pose greater liquidity and other risks than securities of companies located in developed countries and traded in more established markets.


The Adviser to the Fund is committed to the use of the Graham and Dodd-style value investing approach as introduced in the classic book SECURITY ANALYSIS. Using this philosophy, the Adviser views stocks as small pieces of businesses which are for sale. It seeks to purchase a diversified group of these businesses at prices its research indicates are below their true long-term, or intrinsic, value. By purchasing stocks whose current prices are believed to be below their intrinsic values, the Adviser seeks to secure not only a possible margin of safety against price declines, but also an attractive opportunity for profit over the business cycle.


In analyzing a company's long-term value, the Adviser uses sources of information such as company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports, and interviews with company management. Its focus is on fundamental characteristics of a company, including, but not limited to, book value, cash flow and capital structure, as well as management's record and broad industry issues. Once the intrinsic value of a company is estimated, this value is compared to the current price of the stock. If the price is appre-ciably lower than the indicated intrinsic value, the stock may be purchased.

During temporary defensive periods in response to unusual and adverse conditions affecting the equity markets, the Fund's assets may be invested without limitation in short-term debt instruments and in securities of United States issuers. In addition, when the Fund experiences large cash inflows from the issuance of new shares or the sale of portfolio securities, and desirable equity securities that are consistent with the Fund's investment objective are unavailable in sufficient quantities, the Fund may hold more than 35% of its assets in short-term debt instruments for a limited time pending availability of suitable equity securities. During normal market conditions, no more than 35% of the Fund's total assets will be invested in short-term debt instruments.


Subject to applicable securities regulations, the Fund may, for the purpose of hedging its portfolio, purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. See "Appendix A" for additional information concerning the investment practices of the Fund.


Nations Emerging Markets Fund: In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in equity securities of companies in emerging markets.

The Fund considers countries with emerging markets to include the following:
(i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the World Bank; and (iii) countries listed in World Bank publications as developing. The Adviser seeks to identify and invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The Adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Colombia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey.


A company will be considered in a country, market or region if it conducts its principal business activities in the country, market or region. A company will be considered to conduct its principal business activities in a country, market or region if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in such country, market or region or has at least 50% of its total assets situated in such country, market or region.


Equity securities of emerging market issuers may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Fund may invest in ADRs, GDRs, EDRs, and ADSs of such issuers.


The Fund also may invest in other types of instruments, including debt obligations. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.


The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the International Funds," below. When allocating investments among individual countries, the Adviser will consider vari-ous criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.


For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments.


Nations Pacific Growth Fund: The Fund seeks to achieve its objective by investing primarily in securities of issuers in the regions known as the Pacific Basin and the Far East. An issuer will be considered in a region if it conducts its principal business activities in the region. An issuer will be considered to conduct its principal business activities in a region if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in such region or has at least 50% of its assets situated in such region. The Pacific Basin and Far East include Australia, Hong Kong, India, Indonesia, South Korea, Malaysia, New Zealand, Pakistan, the People's Republic of China, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand and may include other markets that develop in the region. The Fund will not invest in securities of issuers in Japan.


The Fund will focus on equity securities, but may also invest in debt obligations. Such equity securities may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.

In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of issuers that conduct their principal business activities in countries of the Pacific Basin and Far East, except for Japan. Although the Fund may not invest in securities issued by companies that conduct their principal business activities in Japan, the Fund may invest in securities that are listed on a Japanese exchange.

The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the International Funds" below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.

The Fund may invest in ADRs, GDRs, EDRs and ADSs. For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments.


Balanced Fund:

Nations Balanced Assets Fund: In pursuing the Fund's objective, the Adviser will allocate the Fund's assets based upon its judgment of the relative valuation and the expected returns of the three major asset classes in which the Fund principally invests: common stocks, fixed income securities and cash equivalents. In assessing relative value and expected returns, the Adviser will evaluate current economic and financial market conditions (both domestically and internationally), current interest rate trends, earnings and dividend prospects for common stocks, and overall financial market stability. These asset classes are actively managed in an effort to maximize total return. In general, the Adviser believes that common stocks offer the best opportunity for long-term capital appreciation.


The Fund invests in common and preferred stocks of U.S. corporations and of foreign issuers, as well as securities convertible into common stocks, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities) that meet the Adviser's stringent criteria. Fundamental research and valuation analysis are emphasized in the stock selection process. Stock holdings are typically those of seasoned, financially strong companies with favorable industry positioning.


Under normal circumstances, at least 25% of the total value of the Fund's assets will be invested in fixed income securities. The Fund may invest in government, corporate and municipal debt securities, as well as mortgage-backed and asset-backed securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by S&P, Moody's, Duff & Phelps Credit Rating Co. ("D&P"), Fitch IBCA ("Fitch") or Thomson BankWatch, Inc. ("BankWatch") or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. S&P, Moody's, D&P, Fitch and BankWatch are nationally recognized statistical rating organizations (collectively "NRSROs"). Obligations with the lowest investment grade rating (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest up to 25% of its total assets in foreign securities.


The Fund may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.

General: Each Equity Fund may invest in certain specified derivative securities, including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission (the "CFTC") and options thereon for market exposure risk management. Nations Balanced Assets Fund also may engage in reverse repurchase agreements and dollar roll transactions. Each Fund may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Each Equity Fund also may invest in real estate investment trust securities. In addition, each Equity Fund may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies and repurchase agreements. Nations International Equity Fund, Nations International Growth Fund, Nations International Value Fund, Nations Pacific Growth Fund and Nations Emerging Markets Fund (collectively the "International Funds") may invest in forward foreign exchange contracts. For more information concerning these and other investments in which the Funds may invest and their investment practices, see "Appendix A."


Nations Value Fund, Nations Equity Income Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Small Company Growth Fund and Nations Disciplined Equity Fund are managed with careful consideration to the overall tax implications of portfolio activity.


The Adviser considers employing various techniques to minimize the distribution of capital gains to shareholders. These techniques, which the Adviser uses when consistent with each Fund's overall objectives and policies, may include:

o MANAGING PORTFOLIO TURNOVER. By appropriately limiting the number of buy and sell transactions, each Fund attempts to effectively manage its distribution of capital gains.

o SELLING SHARE LOTS THAT GENERATE THE LOWEST TAX BURDEN TO THE SHAREHOLDER. After the decision is made to sell a specific security, each Fund will endeavor to sell the shares that create the lowest potential tax burden to shareholders, as a general matter.

o OFFSETTING CAPITAL GAINS WITH CAPITAL LOSSES. Each Fund may, when prudent, sell securities in order to realize capital losses. Capital losses can be used to offset capital gains thus reducing capital gains distributions.

While each Fund seeks to minimize the distribution of capital gains, consistent with its investment objective, there can be no assurance that all taxable distributions to shareholders can be avoided. In addition, the ability to utilize these tax management techniques may be reduced or eliminated by future legislation, regulation, administrative interpretations or court decisions.


For more information concerning these and other instruments in which the Funds may invest and their investment practices, see "Appendix A."


Portfolio Turnover: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the Funds' portfolio turnover rates, see "Financial Highlights."

Risk Considerations: Investments by a Fund in common stocks and other equity securities are subject to stock market risk. The value of the stocks that a Fund holds, like the broader stock market, may decline over short or even extended periods. The U.S. stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, the stock markets, as measured by the S&P 500 Index and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

The value of a Fund's investments in debt securities, including U.S. Government Obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than short-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the U.S. Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with a Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A."

Certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity.


Special Risk Considerations Relevant to an Investment in Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund: Nations Marsico Focused Equities Fund, as a non-diversified fund, may invest in fewer issuers than a diversified fund, such as Nations Marsico Growth & Income Fund. Therefore, appreciation or depreciation of an investment in a single issuer could have a greater impact on the Fund's net asset value. Nations Marsico Focused Equities Fund reserves the right to become a diversified fund by limiting the investments in which more than 5% of its total assets are invested. The techniques employed by the Adviser in managing this Fund generally result in a portfolio of fewer holdings than that of other equity mutual funds. As a result, the net asset value of a share in the Fund tends to fluctuate more greatly than would otherwise be the case with an equity fund that invested more broadly. In other words, an investment in the Fund represents both greater risks and potential rewards than may be the case with an equity fund whose portfolio is more diversified.

Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund (together the "Marsico Funds") may also invest up to 25% of their assets in mortgage- and asset-backed securities, up to 10% of their assets in zero coupon, pay-in-kind and step coupon securities, and may invest without limit in indexed/structured securities. The Marsico Funds will invest no more than 35% of their assets in high-yield/high-risk securities. The Marsico Funds may also purchase high-grade commercial paper, certificates of deposit, and repurchase agreements. The Marsico Funds may also invest in short-term debt securities as a means of receiving a return on idle cash. See "Appendix B" for a description of ratings.


When the Adviser believes that market conditions are not favorable for profitable investing or when the Adviser is otherwise unable to locate favorable investment opportunities, the Marsico Funds may hold cash or cash equivalents and invest without limit in U.S. Government Obligations and short-term debt securities or money market instruments if the Adviser determines that a temporary defensive position is advisable or to meet anticipated redemption requests. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments are a residual -- they represent the assets that remain after the Adviser has committed available assets to desirable investment opportunities. When the Marsico Funds' cash position increases, it may not participate in stock market advances or declines to the extent that it would if it remained more fully invested in common stocks.


The Marsico Funds may invest up to 25% of their assets in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies. Foreign securities are generally selected on a company-by-company basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. The Marsico Funds may use options, futures, forward currency contracts and other types of derivatives for hedging purposes. The Marsico Funds may purchase securities on a when-issued, delayed delivery or forward commitment basis.


Special Risks Considerations Relevant to an Investment in the International
Funds: Investors should understand and consider carefully the special risks involved in foreign investing. Such risks include, but are not limited to: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates, which can significantly affect a Fund's share price; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in U.S. markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war; (7) possible impositions of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States.


The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the International Funds offer a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also typically higher than those of domestic equity mutual funds.

Certain of the risks associated with investments by the International Funds in foreign securities are heightened with respect to investment in developing countries and emerging markets countries. Political and economic structures in many emerging markets countries may be undergoing significant evolution and rapid development, and may lack the social, political and economic stability characteristic of more developed countries. Investing in emerging markets securities also involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally and some countries with emerging securities markets have sustained long periods of substantially high inflation or rapid fluctuation in inflation rates which can have negative effects on a country's economy or securities markets.


In addition to the general risks inherent in foreign investing, investors should understand and consider carefully the special risks involved in investing in Eastern Europe, the Pacific Basin and the Far East. Economic and political reforms in Eastern Europe are still in their infancy. As a result, investment in such countries could be deemed to be highly speculative and could result in losses to the Fund and, thus, to its shareholders. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties. See "Appendix A" for additional discussion of the risks associated with an investment in the International Funds.

Year 2000 Issue: Many computer programs employed throughout the world use two digits to identify the year. Unless modified, these programs may not correctly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. Any failure to adapt these programs in time could hamper the Funds' operations. The Funds' principal service providers have advised the Funds that they have been actively working on implementing necessary changes to their systems, and that they expect that their systems will be adapted in time, although there can be no assurance of success. Because the Year 2000 issue affects virtually all organizations, the companies or governmental entities in which the Funds invest could be adversely impacted by the Year 2000 issue, although the extent of such impact cannot be predicted. To the extent the impact on a portfolio holding is negative, a Fund's return could be adversely affected.

Investment Limitations: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAI.


Each Fund (except Nations International Value Fund) may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Except for Nations Marsico Focused Equities Fund, purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

Nations Marsico Focused Equities Fund may not:

Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

Nations International Growth Fund may not borrow money except as a temporary measure and then only in amounts not exceeding 5% of the value of the Fund's total assets or from banks or in connection with reverse repurchase agreements provided that immediately after such borrowing, all borrowings of the Fund do not exceed one-third of the Fund's total assets and no purchases of portfolio instruments will be made while the Fund has borrowings outstanding in an amount exceeding 5% of its total assets.

Nations Small Company Growth Fund may not:

Borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the Fund will maintain asset coverage of 300% for all borrowings.

Nations International Value Fund may not:

1. Invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry (with certain exceptions).

2. Purchase securities of any one issuer (with certain exceptions, including U.S. Government securities) if more than 5% of the Fund's total assets will be invested in the securities of any one issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% limitation. The Fund may not purchase more than 10% of the outstanding voting securities of any issuer subject, however, to the foregoing 25% exception.


3. Borrow money except for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. Whenever borrowings exceed 5% of the Fund's total assets, the Fund will not make any investments.


If a percentage limitation has been met at the time an investment is made, a subsequent change in that percentage that is the result of a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.


The investment objective and policies of each Fund, unless otherwise specified, are non-fundamental and may be changed without shareholder approval. Shareholders of Nations Small Company Growth Fund and Nations International Growth Fund, however, must receive at least 30 days' prior written notice in the event an investment objective is changed. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current positions and needs.


  How Performance Is Shown




From time to time, the Funds may advertise the "total return" and "yield" on a class of shares. TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of a Fund may be calculated on an average total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of a Fund (as stated in a Fund's advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), assuming the reinvestment of all dividend and capital gain distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gain distributions. Total return may also be presented for other periods or may not reflect a deduction of any applicable CDSC.


"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect deduction of any applicable CDSC.

Brandes Composite Performance: Set forth below is certain performance data relating to the composite of certain international equity accounts of clients of Brandes and the Brandes Institutional International Equity Fund, an open-end management investment company (the "Brandes Composite"); and the Morgan Stanley Capital International European, Australasian and Far Eastern Index (the "MSCI EAFE Index"). The performance data for the Brandes Composite is deemed relevant because the accounts and mutual fund in the Brandes Composite have investment objectives and policies that are substantially similar to those of Nations International Value Fund, and are managed by Brandes using substantially similar, but not identical, investment strategies, policies and techniques as those used in managing Nations International Value Fund. The data below regarding the Brandes Composite and the MSCI EAFE Index should not be considered as an indication of future performance of Nations International Value Fund or of Brandes. The accounts that are included in the Brandes Composite are not subject to the same types of expenses to which Nations International Value Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on Nations International Value Fund by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Brandes Composite could have been adversely affected if the accounts included in the Brandes Composite had been regulated as investment companies or subject to the Fund's expenses. In addition, the results presented below for the Brandes Composite may not necessarily equate with the return experienced by any particular account of Brandes.

Average Annual Total Return for the Periods Indicated through
March 31, 1998




                       One                     Five      Since
                     Year     Three Year      Year     Inception
Brandes
  Composite*     32.81%      23.15%       18.85%      18.56%
MSCI EAFE
  Index**        18.61%      10.57%       11.93%       6.98%



Annual Total Returns




                         MSCI
             Brandes     EAFE
Year      Composite*    Index**
1997      20.00%        1.78%
1996      16.34%        6.05%
1995      13.75%       11.21%
1994      -2.98%        7.78%
1993      40.86%       32.56%
1992       6.28%      -12.17%
1991      40.17%       12.13%



    * The returns above were calculated on a time- and asset-weighted total return basis, assuming reinvestment of all dividends, interest and income, realized and unrealized gains or losses and are net of all applicable expenses, including investment advisory fees, brokerage commission and execution costs, custodial fees and any applicable foreign withholding taxes, without provision of any federal or state income taxes. The Brandes Composite results include all actual, fee-paying and non-fee-paying, fully discretionary accounts under management by Brandes for at least one month beginning July 1, 1990, having substantially the same investment objectives, policies, techniques and restrictions, other than client accounts denominated in currencies other than U.S. dollars. The Brandes Composite results also include performance data relating to the Brandes Institutional International Equity Fund since its inception on January 2,
1997. ** The MSCI EAFE Index is an unmanaged index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing.


Marsico Prior Performance: Mr. Thomas Marsico is responsible for the investment program of the Marsico Funds. Prior to forming Marsico Capital,

Mr. Marsico served as Portfolio Manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997, and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991, (inception) through August 11, 1997. The average annual returns for the Janus Twenty Fund and the Janus Growth and Income Fund ("Janus Funds") from the date on which Mr. Marsico began serving as Portfolio Manager of each Janus Fund through August 7, 1997 were 22.38% and 21.19%, respectively. On August 11, 1997, the date on which Mr. Marsico ceased serving as the Portfolio Manager to both the Janus Twenty Fund and the Janus Growth and Income Fund, the Janus Twenty Fund had approximately $6 billion in net assets, and the Janus Growth and Income Fund had approximately $1.7 billion in net assets. As Executive Vice President and Portfolio Manager of the Janus Twenty Fund and the Janus Growth and Income Fund, Mr. Marsico had full discretionary authority over the selection of investments for those funds. Average annual returns for the one-year, three-year and five-year periods ended August 7, 1997, and for the period during which Mr. Marsico managed those funds compared with the performance of the S&P 500 Index were:





                           Janus           Janus
                          Twenty         Growth and            S&P 500
                         Fund (a)    Income Fund (a)          Index (b)
One Year                48.21%       47.77%              46.41%
  (8/8/96 - 8/7/97)
Three Years             32.07%       31.13%              30.63%
  (8/11/94 - 8/7/97)
Five Years              20.02%       21.16%              20.98%
  (8/13/92 - 8/7/97)
During Period of        22.38%       21.19%              Janus Twenty:
  Management by                                          18.20%(c)
  Mr. Marsico                                            Janus Growth
  (through 8/7/97)                                       and Income:
                                                         18.59%(d)



(a) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.
(b) The S&P 500 Index is adjusted to reflect reinvestment of dividends.
(c) This figure represents the average annual return of the S&P 500 Index during the period that Mr. Marsico managed the Janus Twenty Fund through August 7, 1997.
(d) This figure represents the average annual return of the S&P 500 Index during the period that Mr. Marsico managed the Janus Growth and Income Fund through August 7, 1997.

The Janus Twenty Fund has substantially similar investment policies, strategies, and objectives as those of Nations Marsico Focused Equities Fund, while the investment policies, strategies, and objectives of the Janus Growth and Income Fund are substantially similar to those of Nations Marsico Growth & Income Fund. Historical performance is not indicative of future performance. For a majority of the periods shown above, the expenses of the Janus Twenty Fund and the Janus Growth and Income Fund were lower than the anticipated expenses of Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund, respectively. Higher expenses, of course, would have resulted in lower performance. The Janus Twenty Fund and the Janus Growth and Income Fund are separate funds and their historical performance is not indicative of the potential performance of Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund, respectively. The Janus Twenty Fund and the Janus Growth and Income Fund were the only investment vehicles that Mr. Marisco managed during the period he was employed at Janus Capital Corporation that have substantially similar objectives, policies, and strategies as those of the Funds. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolios and the Fund's operating expenses. Investment performance also often reflects the risks associated with such Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield.

In addition to Investor B Shares, the Funds generally offer Primary A, Primary B, Investor A and Investor C Shares. Certain Funds, however, do not offer shares in every class. Each class of shares may bear different sales charges, shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of a Fund's shares. Any quotation of total return or yield not reflecting CDSCs would be reduced if such sales charges were reflected. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investors' Agent (as defined below) or by calling Nations Funds at the toll-free number indicated on the cover of this Prospectus.


  How The Funds Are Managed




The business and affairs of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios are managed under the direction of their Board of Trustees and Boards of Directors, respectively. The SAI contains the names of and general background information concerning each Director/Trustee of Nations Fund, Inc., Nations Portfolios and Nations Fund Trust, respectively.

As described below, each Fund is advised by NBAI which is responsible for the overall management and supervision of the investment management of each Fund. Each Fund also is sub-advised by a separate investment sub-adviser, which as a general matter is responsible for the day-to-day investment decisions for the respective Fund.

Nations Funds and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute. NationsBank Corporation, the parent company of NationsBank, has signed an agreement to merge with BankAmerica Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the second half of 1998. NationsBank and NBAI have advised the Funds that the merger will not reduce the level or quality of advisory and other services provided to the Funds.

Investment Adviser: NationsBanc Advisors, Inc., serves as investment adviser to the Funds. NBAI is an indirect wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.

TradeStreet Investment Associates, Inc. with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to all of the Funds except for those Funds listed below, for which Gartmore, Brandes or Marsico capital serve as investment sub-adviser. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.

Gartmore Global Partners, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to certain of Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations International Growth Fund, pursuant to investment sub-advisory agreements. Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, an indirect, wholly owned subsidiary of Gartmore Investment Management plc ("Gartmore plc"), a UK company which is the holding company for a leading UK based international fund management group of companies. National Westminster Bank plc and affiliated entities (collectively, "NatWest") own 100% of the equity of Gartmore plc.

Brandes Investment Partners, L.P., with principal offices at 12750 High Bluff Drive, San Diego, California 92130, serves as investment sub-adviser to Nations International Value Fund pursuant to an investment sub-advisory agreement.

Marsico Capital Management, LLC, located at 1200 17th Street, Suite 1300, Denver, Colorado 80202, serves as the investment sub-adviser to the Marsico Funds pursuant to an investment sub-advisory agreement. NationsBank has an option to purchase up to 50% of Marsico Capital.


Subject to the general supervision of Nations Fund Trust's Board of Trustees, and Nations Fund, Inc.'s and Nations Portfolios' Boards of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Funds, if the Adviser believes that the quality of the transactions and the commissions are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.


For the services provided and expenses assumed pursuant to various investment advisory agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: .75% of the average daily net assets of each of Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Value Fund and Nations Balanced Assets Fund; 1.00% each of the average daily net assets of Nations Small Company Growth Fund; and Nations International Value Fund; .90% of each of Nations International Equity Fund's, Nations International Growth Fund's and Nations Pacific Growth Fund's average daily net assets; 1.10% of the average daily net assets of Nations Emerging Markets Fund; .85% each of the average daily net assets of Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund; and .75% of the first $100 million of Nations Equity Income Fund's average daily net assets, plus .70% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus .60% of the Fund's average daily net assets in excess of $250 million.


For the services provided pursuant to investment sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rates of: .20% of Nations Equity Income Fund's average daily net assets and .25% of Nations Value Fund's, Nations Balanced Assets Fund's, Nations Capital Growth Fund's, Nations Emerging Growth Fund's, Nations Small Company Growth Fund's and Nations Disciplined Equity Fund's average daily net assets.


For services provided pursuant to investment sub-advisory agreements, NBAI will pay Gartmore sub-advisory fees, computed daily and paid monthly, at the annual rates of: .70% of Nations International Equity Fund's, Nations Pacific Growth Fund's and Nations International Growth Fund's average daily net assets; and
 .85% of Nations Emerging Markets Fund's average daily net assets.


For services provided pursuant to an investment sub-advisory agreement, NBAI will pay Brandes sub-advisory fees, computed daily and paid monthly, at the annual rate of .50% of Nations International Value Fund's average daily net assets.


For the services provided pursuant to an investment sub-advisory agreement, NBAI will pay Marsico Capital sub-advisory fees, computed daily and paid monthly, at the annual rate of .45% of the average of Nations Marsico Focused Equities Fund's daily net assets and .45% of Nations Marsico Growth & Income Fund's average daily net assets.


From time to time, NationsBank (and/or TradeStreet, Gartmore, Brandes or Marsico Capital) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees and/or expenses payable by a Fund.


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund Trust paid NBAI under the investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Value Fund -- .75%, Nations Capital Growth Fund -- .75%, Nations Emerging Growth Fund --

 .75%, Nations Disciplined Equity Fund -- .75%, and Nations Balanced Assets Fund -- .75%.



For the fiscal period from December 31, 1997 to March 31, 1998, after waivers, Nations Fund Trust paid NBAI under the investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Marsico Focused Equities Fund -- .85% and Nations Marsico Growth & Income Fund -- .00%.


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund, Inc. paid NBAI under the investment advisory agreement, advisory fees at the indicated rate of the following Funds' average daily net assets:
Nations International Equity Fund -- .90%, Nations International Growth Fund --
 .87%, Nations Equity Income -- .64%, and Nations Small Company Growth Fund -- .70%.


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Portfolios paid NBAI under the investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Emerging Markets Fund -- 1.10% and Nations Pacific Growth Fund -- .90%.



For the fiscal period from December 1, 1997 to May 15, 1998, after waivers, the Emerald Funds paid Barnett Capital Advisors, Inc. ("Barnett"), under a previous investment advisory agreement, advisory fees of .90% of the Nations International Value Fund's average daily net assets (formerly called the Emerald International Equity Fund).


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, NBAI paid TradeStreet under the investment sub-advisory agreements, sub-advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Value Fund -- .25%, Nations Capital Growth Fund -- .25%, Nations Emerging Growth Fund -- .25%, Nations Disciplined Equity Fund -- .25%, Nations Balanced Assets Fund -- .25% and Nations Equity Income Fund -- .20%.


For the fiscal period from December 31, 1997 to March 31, 1998, after waivers, NBAI paid Marsico Capital under the sub-advisory agreement, sub-advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Focused Equities Fund -- .45% and Nations Marsico Growth & Income Fund -- .45%.


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, NBAI paid Gartmore under the sub-advisory agreements, sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Emerging Markets Fund -- .85%, Nations Pacific Growth Fund -- .70%, Nations International Equity Fund -- .70% and Nations International Growth Fund --
 .70%.


For the fiscal period from December 1, 1997 to May 15, 1998, after waivers, Barnett paid Brandes, under a previous investment sub-advisory agreement, sub-advisory fees of .50% of Nations International Value Fund's average daily net assets.


The Structured Products Management Team of TradeStreet is responsible for the day-to-day management of Nations Disciplined Equity Fund.


The Value Management Team of TradeStreet is responsible for the day-to-day management of Nations Value Fund, Nations Balanced Assets Fund and Nations Equity Income Fund.


The Core Growth Management Team of TradeStreet is responsible for the day-to-day management of Nations Capital Growth Fund.


The Strategic Growth Management Team of TradeStreet is responsible for the day-to-day management of Nations Emerging Growth Fund and Nations Small Company Growth Fund.


Philip Ehrmann is Co-Portfolio Manager of Nations International Equity Fund, responsible for the Fund's investments in developing countries (since June
1998). Mr. Ehrmann is also Principal Portfolio Manager of Nations Emerging Markets Fund (since 1995) and is Head of the Gartmore Emerging Markets Team. Prior to joining Gartmore in 1995, Mr. Ehrmann was the Director of Emerging Markets for Invesco in London. He began his career in 1981 as an institutional stockbroker with Rowe & Pitman Inc. and also spent a brief period with Prudential Bache Securities as an institutional salesman before joining Invesco in 1984. Mr. Ehrmann graduated from the London School of Economics with a degree in Economics, Industry and Trade.

Seok Teoh is Co-Portfolio Manager of Nations International Equity Fund, responsible for the Fund's investments in Asia (since June 1998). Ms. Teoh is also Principal Portfolio Manager of Nations Pacific Growth Fund (since that Fund's inception in June 1995). She has been with Gartmore since 1990 as the London based manager of its Far East Team. Previously, Ms. Teoh managed four equity funds for Rothschild Asset Management in Tokyo and in Singapore. She was also responsible for Singaporean and Malaysian equity sales at Overseas Union Bank Securities in Singapore. Ms. Teoh, who is native to Singapore, is fluent in Mandarin and Cantonese and received an Economics degree from the University of Durham.

Mark Fawcett is Co-Portfolio Manager of Nations International Equity Fund, responsible for the Fund's investments in Japan (since June 1998). He is also Senior Investment Manager for the Gartmore Japanese Equities Team. Mr. Fawcett joined Gartmore as an investment manager on the Japanese Equity Team in 1991 and has specific responsibility for large stock research. Before joining Gartmore in Tokyo he worked on the Far East desk of Provident Mutual, a major London-based Life Assurance company, managing funds invested in Japan. Mr. Fawcett graduated from Oxford University in 1986 with an honours degree in Mathematics and Philosophy.


Stephen Jones is Co-Portfolio Manager of Nations International Equity Fund, responsible for the Fund's investments in Europe (since June 1998). He is also the Head of Gartmore European Equities. Mr. Jones joined Gartmore as a senior investment manager in the European Equities Team in 1994 and was appointed Head of the European Equity Team in 1995. He began his career at the Prudential in 1984, spending a year as a business analyst before becoming the personal assistant to the Group Chief Executive. In 1987, he became a European equities investment manager focusing primarily on France, Belgium and Switzerland. Mr. Jones graduated from Manchester University in 1984 with an honours degree in Economics.


Stephen Watson is Co-Portfolio Manager for Nations International Equity Fund, responsible for allocating the Fund's assets among the various regions in which it invests, as well as determining the Fund's investments in regions not covered by the other Co-Portfolio Managers (since June 1998). Mr. Watson had been the sole Portfolio Manager of the Fund since February 1995. He joined Gartmore as a Global Fund Manager in 1993 and currently holds the position of Chief Investment Officer of Gartmore Global Partners and is a member of Gartmore's Global Policy Group. Previously, Mr. Watson was a director and global fund manager with James Capel Fund Managers, London, as well as Client Services Manager for international clients. From 1980 to 1987 he was with Capel-Cure Myers in their Portfolio Management Division. He began his career in 1976 when he joined the investment division at Samuel Motagu. Mr. Watson is a member of the Securities Institute.


Brian O'Neill is the Principal Senior Investment Manager of the Gartmore Global Portfolio Team and has been the Portfolio Manager of Nations International Growth Fund since July, 1997. Mr. O'Neill joined Gartmore as a Senior Investment Manager on the Global Portfolio Team in 1981 with responsibility for a variety of specialized global funds, including resource funds. Mr. O'Neill began his career with Royal Insurance in 1970 as an investment analyst specializing in United Kingdom research. He then expanded his field of expertise to include management of global equities, and in 1978 he moved to Antony Gibbs & Sons where he was appointed as a fund manager, specializing in global equities. Mr. O'Neill graduated from Glasgow University in 1969 with an MA Honours degree in Political Economy.


Brandes' Investment Committee is responsible for the day-to-day management of Nations International Value Fund.


Thomas F. Marsico is the Chief Executive Officer of Marsico Capital and has been the Portfolio Manager of both Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund since each Fund's respective inception. Prior to forming Marsico Capital, Mr. Marsico was a manager with Janus Funds for 11 years and was responsible for the day-to-day management of Janus Twenty Fund and Janus Growth and Income Fund. Overall, Mr. Marsico had 18 years of experience as a securities analyst/portfolio manager before becoming the Portfolio Manager of the Marsico Funds.

Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank has advised Nations Funds and NationsBank that NationsBank and its affiliates may perform the services contemplated by the various investment advisory agreements, and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes, including the Glass-Steagall Act, and regulations and judicial or administrative decisions or interpretations thereof, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any of such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

Other Service Providers: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Funds pursuant to administration agreements. Pursuant to the terms of the administration agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.

First Data Investor Services Group, Inc. ("First Data"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Funds pursuant to co-administration agreements. Under the co-administration agreements, First Data provides various administrative and accounting services to the Funds including performing the calculations necessary to determine the net asset value per share and dividends of each class of shares of the Funds, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds.

For the services rendered pursuant to the administration and co-administration agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to .10% of each Fund's average daily net assets.


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund Trust paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Value Fund -- .10%, Nations Capital Growth Fund -- .10%, Nations Emerging Growth Fund -- .10%, Nations Disciplined Equity Fund -- .10% and Nations Balanced Assets Fund --
 .10%.


For the fiscal period from December 31, 1997 to March 31, 1998, after waivers, Nations Fund Trust paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Focused Equities Fund -- .10% and Nations Growth & Income Fund -- .10%.


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund, Inc. paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Equity Income Fund --
 .10%, Nations International Equity Fund -- .10%, Nations Small Company Growth Fund -- .10% and Nations International Growth Fund -- .10%.


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Portfolios paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Emerging Markets Fund -- .10% and Nations Pacific Growth Fund -- .10%.


NBAI serves as sub-administrator for the Funds pursuant to a sub-administration agreement. Pursuant to the terms of the sub-administration agreement, NBAI assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NBAI shall be entitled to receive a monthly fee from Stephens based on an annual rate of
 .01% of the Funds' average daily net assets.

Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer, Nations Funds has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay, out of its own resources, service fees or commissions to selling agents which assist customers in purchasing Investor B Shares of the Funds. See "Shareholder Servicing and Distribution Plans."


The Bank of New York ("BONY" or the "Custodian") located at 90 Washington Street, New York, New York 10286, provides custodial services for the assets of all Nations Funds except the International Funds. In return for providing custodial services to the Nations Funds Family, BONY is entitled to receive, in addition to out of pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations Funds' non-money market funds up to $10 billion; and (ii) 1/2 of one basis point on the excess, including all Nations Funds' money market funds.

BONY, located at Avenue des Arts, 35 1040 Brussels, Belgium, provides custodial services for the assets of the International Funds.


First Data serves as transfer agent (the "Transfer Agent") for the Funds' Investor B Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.


PricewaterhouseCoopers LLP serves as independent accountants to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.

Expenses: The accrued expenses of each Fund are deducted from the Funds' accrued income before dividends are declared. These expenses include, but are not limited to: fees paid to the Adviser, Stephens and First Data; interest; fees (including fees paid to Nations Funds' Directors, Trustees and officers); federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Investor B Shares may bear certain class specific expenses and also bear certain additional shareholder service and sales support costs. Any general expenses of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfo-lios that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios or in such other manner as the Board of Trustees or Board of Directors deems appropriate.


  Organization And History




The Funds are members of the Nations Funds Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Institutional Reserves, Nations Annuity Trust and Nations LifeGoal Funds, Inc. The Nations Funds Family currently has more than 60 distinct investment portfolios and total assets in excess of $40 billion.

Nations Fund Trust: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. Nations Fund Trust's fiscal year end is March 31; prior to 1996, Nations Fund Trust's fiscal year end was November 30. The Funds currently offer five classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares and Investor C Shares. Certain funds, however do not offer shares in every class. This Prospectus relates only to the Investor B Shares of the following Funds of Nations Fund Trust: Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Value Fund, Nations Balanced Assets Fund, Nations Marsico Growth & Income Fund and Nations Marsico Focused Equities Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Agent (as defined below) or Nations Funds at 1-800-321-7854.

Each share in Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.



Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the SAI for examples of when the Investment Company Act of 1940, as amended (the "1940 Act") requires voting by fund.


As of August 1, 1998, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI.



Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.


Nations Fund, Inc.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. Nations Fund, Inc.'s fiscal year end is March 31; prior to 1996, Nations Fund, Inc.'s fiscal year end was May 31. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 460,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor B Shares of the following Funds of Nations Fund, Inc.: Nations Equity Income Fund, Nations Small Company Growth Fund, Nations International Equity Fund, Nations International Growth Fund, and Nations International Value Fund. To obtain additional information regarding the Fund's other classes of shares which may be available to you, contact your Agent (as defined below) or Nations Funds at 1-800-321-7854.


Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.


Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.



As of August 1, 1998, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI. It is antici-pated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.


Nations Portfolios: Nations Portfolios was incorporated in Maryland on January 28, 1995. Nations Portfolios' fiscal year end is March 31. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 150,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor B Shares of the following Funds of Nations Portfolios: Nations Emerging Markets Fund and Nations Pacific Growth Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Agent (as defined below) or Nations Funds at 1-800-321-7854.

Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable.


As of August 1, 1998, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Portfolios and, therefore, could be considered to be a controlling person of Nations Portfolios for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.


Because this Prospectus combines disclosure on three separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning another investment company, Nations Fund Trust and Nations Fund, Inc. have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment


  How To Buy Shares



The Funds have established various procedures for purchasing Investor B Shares in order to accommodate different investors. Purchase orders may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a shareholder servicing agreement ("Servicing Agreement") with NationsBank ("Servicing Agents") sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents").


Certain investors desiring to invest $1 million or more (including current holdings) in the Nations Funds Family may be eligible to purchase Investor A Shares. See "How To Redeem Shares."

The Funds reserve the right, in their discretion, to make Investor B Shares available to other categories of investors, including those who become eligible in connection with a merger or reorganization.


There is a minimum initial investment of $1,000 in the Funds, except that the minimum initial investment is:

o $500 for IRA investors;

o $250 for non-working spousal IRAs; and

o $100 for investors participating on a monthly basis in the Systematic Investment Plan described below.

There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs"), Savings Incentives Method Plans for Employees ("SIMPLE IRAs"), salary reduction-Individual Retirement Accounts ("SAR-IRAs") or similar types of accounts. However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs, SIMPLE IRAs, and SAR-IRAs) within one year ofthe account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Funds reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.

Investor B Shares are purchased at net asset value per share without the imposition of a sales charge. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").

The Servicing Agents will provide various shareholder services for, and the Selling Agents will provide sales support assistance to, their respective customers ("Customers") who own Investor B Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Funds may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.

Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Investor B Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.



Effective Time of Purchases: Purchase orders for Investor B Shares in the Funds which are received by Stephens, the Transfer Agent or their respective agents before the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day. In the event that the Exchange closes early, purchase orders received prior to closing will be priced as of the time the Exchange closes and purchase orders received after the Exchange closes will be deemed received on the next Business Day and priced accord-- ing to the net asset value determined on the next Business Day. Purchase orders are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received no later than 4:00 p.m., Eastern time, by the third Business Day following the receipt of the order, as determined above. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.



The Agents are responsible for transmitting orders for purchases of Investor B Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Funds.



Systematic Investment Plan: Under the Funds' Systematic Investment Plan ("SIP"), a shareholder may automatically purchase Investor B Shares. On a bi-monthly, monthly or quarterly basis, shareholders may direct cash to be transferred automatically from their checking or savings account at any bank which is a member of the Automated Clearing House to their Fund account. Transfers will occur on or about the 15th and/or the last day of the applicable month. Subject to certain exceptions for employees of NationsBank and its affiliates and pre-existing SIP accounts, the systematic investment amount may be in any amount from $50 to $100,000. For more information concerning the SIP, contact your Agent.



Telephone Transactions: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to request such transactions in writing. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Funds and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Funds requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Funds reserves the right to record all telephone conversations. Shareholders should be aware that during periods of significant economic or market change, telephone transactions may be difficult to complete.

Conversion Feature: Except for Investor B Shares held by employee benefit plans, Investor B Shares purchased after July 31, 1997, that have been outstanding for the number of years set forth in the schedule below will, at the end of the month in which the anniversary of such share purchase occurs, automatically convert to Investor A Shares.


Except for Investor B Shares held by employee benefit plans, Investor B Shares purchased prior to August 1, 1997, will automatically convert to Investor A Shares at the end of the month in which the ninth anniversary of such share purchase occurs.


Upon conversion, shareholders will receive Investor A Shares having a total dollar value equal to the total dollar value of their Investor B Shares, without the imposition of any sales chage or other charge. The operating expenses applicable to Investor A Shares, which are lower than those applicable to Investor B Shares, shall thereafter be applied to such newly converted shares. Shareholders holding converted shares will benefit from the lower annual operating expenses of Investor A Shares, which will have a positive effect on total returns. In each case, shareholders have the right to decline an automatic conversion by notifying their Agent or the Transfer Agent within 90 days before a conversion that they do not desire such conversion.


Reinvestments of dividends and distributions in Investor B Shares will be considered a new pur-- chase for purposes of the conversion schedules set forth below. If a shareholder effects one or more exchanges among Investor B Shares of the Non-Money Market Funds of Nations Funds during such period, the holding period for shares so exchanged will be counted toward such period.

CONVERSION SCHEDULE



Amount of Purchase           Year of Conversion
$      0-$249,000                9th
$250,000-$499,999                6th
$500,000-$999,999                5th

  How To Redeem Shares




Redemption orders should be transmitted by telephone or in writing through the same Agent that transmitted the original purchase order. Redemption orders for Investor B Shares of the Funds which are received by Stephens, the Transfer Agent or their respective agents before the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value next determined after acceptance of the order. In the event that the Exchange closes early, redemption orders received prior to closing will be priced as of the time the Exchange closes and redemption orders received after the Exchange closes will be deemed received on the next Business Day and priced according to the net asset value determined on the next Business Day. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens, the Transfer Agent or their respective agents, less any applicable CDSC. The Agents are responsible for redemption orders to Stephens, the Transfer Agent or their respective agents and for crediting their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Funds. Except for any CDSC which may be applicable upon redemption of Investor B Shares, as described below, there is no redemption charge.

Redemption proceeds are normally wired to the redeeming Agent within three Business Days after receipt of the order by Stephens, the Transfer Agent or their respective agents. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.


Nations Funds may redeem a shareholder's Investor B Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Funds also may redeem shares of the Funds involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.


Prior to effecting a redemption of Investor B Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Funds have previously been made. Nations Funds may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

Rights of Accumulation: An investor may be entitled to a reduced CDSC or to purchase Investor A Shares through Rights of Accumulation. To qualify for a reduced CDSC or to purchase Investor A Shares, an investor must notify the Servicing Agent through which the Investor B Shares are or would be purchased, which in turn must notify Stephens or the Transfer Agent at the time of purchase. Reductions in CDSCs or the availability of Investor A Shares may be modified or terminated at any time and are subject to confirmation of an investor's holdings. An investor who has previously invested in the Nations Funds Family (excluding the Nations Funds money market and index funds, Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund) may aggregate holdings in such shares with current purchases to determine the applicable CDSC schedule or the availability of Investor A Shares for current purchases. An investor's aggregate investment in the Nations Funds Family for this purpose is the total value (based on the higher of current net asset value or the public offering price originally paid) of: (a) current purchases, and (b) Investor A Shares, Investor B Shares or Investor C Shares that are already beneficially owned by the investor (excluding the Nations Funds money market and index funds, Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund).


Contingent Deferred Sales Charge: Subject to certain waivers specified below, Investor B Shares purchased prior to January 1, 1996 and after July 31, 1997, may be subject to a CDSC if such shares are redeemed within the years designated in the applicable CDSC schedule set forth below. No CDSC is imposed on increases in net asset value above the initial purchase price, or shares acquired by reinvestment of distributions. Subject to the waivers described below, the amount of the CDSC is determined as a percentage of the lesser of the net asset value or the purchase price of the shares being redeemed. The amount of the CDSC will depend on the number of years since you invested, according to the following table:


CDSC SCHEDULES


Shares Purchased Prior to January 1, 1996





                                     CDSC as a
                                Percentage of Dollar
 Year Since Purchase Made     Amount Subject to Charge
First                                  5.0%
Second                                 4.0%
Third                                  3.0%
Fourth                                 2.0%
Fifth                                  2.0%
Sixth                                  1.0%
Seventh and thereafter                 None



Shares Purchased After July 31, 1997 in amount of $0 -- $249,999





                                     CDSC as a
                                Percentage of Dollar
 Year Since Purchase Made     Amount Subject to Charge
First                        5.0%
Second                       4.0%
Third                        3.0%
Fourth                       3.0%
Fifth                        2.0%
Sixth                        1.0%
Seventh and thereafter       None



Shares Purchased After July 31, 1997 in amount of $250,000 -- $499,999





                                     CDSC as a
                                Percentage of Dollar
 Year Since Purchase Made     Amount Subject to Charge
First                        3.0%
Second                       2.0%
Third                        1.0%
Fourth                       None



Shares Purchased After July 31, 1997 in amount of $500,000 -- $999,999*





                                     CDSC as a
                                Percentage of Dollar
 Year Since Purchase Made     Amount Subject to Charge
First                        2.0%
Second                       1.0%
Third                        None



* Except as noted below, Investor B Shares are not available to purchasers desiring to invest $1 million or more, other than employee benefit plans whose initial investment is less than $1 million. Such employee benefit plans will continue to be subject to this CDSC schedule even after their aggregate holdings in the Nations Funds Family as described above reaches $1 million.



In determining whether a CDSC is payable on any redemption, the Funds will first redeem shares not subject to any charge, and then shares resulting in the lowest possible CDSC. Solely for purposes of determining the number of years from the date of purchase of shares, all purchases are deemed to have been made on the trade date of the transaction.

The CDSC will be waived on redemptions of Investor B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner),
(ii) in connection with the following retirement plan distributions: (a) lump-

sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or Custodial Account under Section 403(b)(7) of the Code following attainment of age 59 1/2; (c) a tax-free return of an excess contribution to an IRA; and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to Section 72(t)(2) of the Code, (iii) payments made to pay medical expenses which exceed 7.5% of income and distributions to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks, (iv) effected pursuant to Nations Funds' right to liquidate a shareholder's account, including instances where the aggregate net asset value of the Investor B shares held in the account is less than the minimum account size, (v) in connection with the combination of Nations Funds with any other registered investment company by a merger, acquisition of assets or by any other transaction, and (vi) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor B Shares in the account. In addition, the CDSC will be waived on Investor B Shares purchased before September 30, 1994 by current or retired employees of NationsBank and its affiliates or by current or former Trustees or Directors of Nations Funds or other management companies managed by NationsBank. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC.


Reinstatement Privilege: Within 120 days after a redemption of Investor B Shares of a Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor B Shares of the same Fund. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinvestment privilege. In order to exercise this privilege, a written order for the purchase of Investor B Shares must be received by the Transfer Agent or by Stephens within 120 days after the redemption.

Automatic Withdrawal Plan: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Funds if the value of the Investor B Shares in his/her accounts within the Nations Funds Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor B Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor B Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor B Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Selling Agent or by Nations Funds at any time.

     How To Exchange Shares

The exchange feature enables a shareholder to exchange funds as specified below when the shareholder believes that a shift between funds is an appropriate investment decision. The exchange feature enables a shareholder of Investor B Shares of a fund offered by Nations Funds to acquire shares of the same class that are offered by another fund of Nations Funds (except Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund), Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund or Investor C Shares of a Nations Funds money market fund. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.


No CDSC will be imposed in connection with an exchange of Investor B Shares that meets the requirements discussed in this section. If a shareholder acquires Investor B Shares of another fund through an exchange, any CDSC schedule applicable (CDSCs may apply to shares purchased prior to January 1, 1996 or after July 31, 1997) to the original shares purchased will be applied to any redemption of the acquired shares. If a shareholder exchanges Investor B Shares of a fund for Investor C Shares of a money market fund or Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund, the acquired shares will remain subject to the CDSC schedule applicable to the Investor B Shares exchanged. The holding period (for purposes of determining the applicable rate of the CDSC) does not accrue while the shares owned are Investor C Shares of a Nations Funds money market fund or Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund. As a result, the CDSC that is ultimately charged upon a redemption is based upon the total holding period of Investor B Shares of a fund that charges a CDSC.


The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.



The current prospectus for each Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.


Nations Funds and Stephens reserve the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.



The Investor B Shares exchanged must have a current value of at least $1,000. Nations Funds and Stephens reserve the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling the investor's Selling Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.

During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Selling Agent through which the original shares were purchased. An investor should consult his/her Selling Agent or Stephens for further information regarding exchanges.

     Shareholder Servicing And Distribution Plans




Shareholder Servicing Plan: The Funds' shareholder servicing plan ("Servicing Plan") permits the Funds to compensate Servicing Agents for services provided to their Customers that own Investor B Shares. Payments under the Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed .25% of the average daily net asset value of the Investor B Shares.


The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor B Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor B Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor B Shares; (v) arranging for bank wires; and (vi) providing general shareholder liaison services.


Nations Funds may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the Servicing Agreements. See the SAI for more details on the Servicing Plan.

Distribution Plan: Pursuant to Rule 12b-1 under the 1940 Act, the Trustees and Directors have approved a Distribution Plan with respect to Investor B Shares of the Funds. Pursuant to the Distribution Plan, the Funds may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the Funds' Investor B Shares. Payments under the Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Trustees and Directors provided that the annual rate may not exceed .75% of the average daily net asset value of the Funds' Investor B Shares.



The fees payable under the Distribution Plan are used primarily to compensate or reimburse Stephens for distribution services provided by it, and related expenses incurred, including payments by Stephens to compensate or reimburse Selling Agents for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Distribution Plan may be made with respect to the following expenses: the cost of preparing, printing and distributing prospectuses, sales literature and advertising materials, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of Stephens or the Selling Agents; overhead and other office expenses; opportunity costs relating to the foregoing; and any other costs and expenses relating to distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating Stephens' or the Selling Agents' offices in connection with the sale of Fund shares, including rent, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communications costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.

Nations Funds and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Distribution Plan described above and the terms of the Sales Support Agreements between Selling Agents and Stephens. See the SAI for more details on the Distribution Plan.


Nations Funds understands that Agents may charge fees to their Customers who are the owners of Investor B Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Funds. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Funds and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.


The Adviser may also pay out of its own assets amounts to Stephens or other broker/dealers in connection with the provision of administrative and/or distribution related services to shareholders.

In addition, Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the plan adopted pursuant to Rule 12b-1 under the 1940 Act, pay a bonus or other consideration or incentive to Selling Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens may also from time to time, pay additional consideration to Selling Agents not to exceed 5.00% of the offering price per share on all sales of Investor B Shares as an expense of Stephens or for which Stephens may be reimbursed under the plan adopted pursuant to Rule 12b-1 or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.


Stephens has also established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.


  How The Funds Value Their Shares




The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares of the Funds are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. In the event that the Exchange closes early, shares of the Funds will be priced as of the time the Exchange closes. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Directors or Trustees.

     How Dividends And Distributions Are Made; Tax Information





Dividends and Distributions: Dividends from net investment income are declared and paid monthly by Nations Capital Growth Fund, Nations Disciplined Equity Fund, Nations Equity Income Fund, Nations Value Fund and Nations Small Company Growth Fund. Nations Balanced Assets Fund, Nations Emerging Growth Fund, Nations Marsico Growth & Income Fund, Nations Marsico Focused Equities Fund, Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund distribute any net investment income each calendar quarter. Dividends from net investment income are declared and paid annually by Nations International Value Fund and Nations International Growth Fund. The Funds distribute any net realized capital gains (including net short-term capital gains) at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.


Investor B Shares of the Funds are eligible to receive dividends when declared, provided, however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed


The net asset value of Investor B Shares will be reduced by the amount of any dividend or distribution. Accordingly, dividends and distributions on newly purchased shares represent, in substance, a return of capital. However, such dividends and distributions would nevertheless be taxable. Certain Selling Agents may provide for the reinvestment of dividends in the form of additional Investor B Shares of the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the month, quarter or year to which the payment relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor B Shares.

Tax Information: Each Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves the Funds of liability for Federal income taxes on amounts distributed in accordance with the Code.


Each Fund intends to distribute substantially all of its net investment income each taxable year. Distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss generally are taxable as ordinary income to shareholders, whether such income is received in cash or reinvested in additional shares.


Corporate investors in the Funds may be entitled to the dividends received deduction on a portion of such Funds' dividends paid by these Funds to the extent that a Fund's income is derived from dividends received from domestic corporations.



Substantially all of the Funds' net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions generally will be taxable to shareholders as net capital gains, regardless of how long the shareholders have held the Funds' shares and whether such distributions are received in cash or reinvested in additional shares. Noncorporate shareholders may be taxed on such distributions at preferential rates.



Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gain distributions paid during the prior year. Such dividends and capital gain distributions may be subject to state and local taxes.


Dividends and distributions declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends and distributions are actually paid during January of the following year.

Federal law requires Nations Funds to withhold 31% from any distributions paid by Nations Funds and/or redemptions (including exchanges and redemptions in-kind) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold tax on dividends paid to certain foreign shareholders.


The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to foreign, state and local taxes. Further tax information is contained in the SAI.


  Financial Highlights


The following financial information has been derived from the audited financial statements of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. PricewaterhouseCoopers LLP is the independent accountant to Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. The reports of PricewaterhouseCoopers LLP for the most recent fiscal period of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios accompany the financial statements for such period and are incorporated by reference in the SAI, which is available upon request. For more information see "Organization And History." Shareholders of the Funds will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent accountant. Financial Highlights for Nations International Value Fund are not provided below because this Fund had not yet commenced operations during the period indicated below.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Value Fund


                                              YEAR            YEAR           PERIOD        YEAR         YEAR       PERIOD
                                             ENDED            ENDED          ENDED        ENDED        ENDED        ENDED
Investor B Shares                          03/31/98#         3/31/97      03/31/96(a)    11/30/95    11/30/94     11/30/93*
Operating performance:
Net asset value, beginning of period    $ 17.81          $ 16.55          $ 16.15       $ 12.94     $ 13.71      $ 13.08
Net investment income                     0.02             0.14             0.03          0.17        0.15         0.11
Net realized and unrealized
 gain/(loss) on investments               5.96             2.68             1.05          3.89      ( 0.22)        0.63
Net increase/(decrease) in net asset
 value from operations                    5.98             2.82             1.08          4.06      ( 0.07)        0.74
Distributions:
Dividends from net investment
 income                                 ( 0.04)          ( 0.14)          ( 0.06)        ( 0.18)    ( 0.16)      ( 0.11)
Distributions from net realized
 capital gains                          ( 3.94)          ( 1.42)          ( 0.62)        ( 0.67)    ( 0.54)          --
Total dividends and distributions       ( 3.98)          ( 1.56)          ( 0.68)        ( 0.85)    ( 0.70)      ( 0.11)
Net asset value, end of period          $ 19.81          $ 17.81          $ 16.55       $ 16.15     $ 12.94      $ 13.71
Total return++                           37.29%           17.21%            6.90%         33.55%    ( 0.69)%       5.65%
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in 000's)  $149,635          $99,999          $88,861       $83,699     $42,530      $10,449
Ratio of operating expenses to
 average net assets                       1.87%(b)         1.72%(b)         1.71%+         1.69%      1.68%        1.71%+
Ratio of net investment income to
 average net assets                       0.12%            0.76%            0.55%+         1.15%      1.10%        1.23%+
Portfolio turnover rate                     79%              47%               12%            63%        75%          64%
Ratio of operating expenses to
 average net assets without waivers
 and/or expense reimbursements            1.87%(b)         1.72%(b)         1.71%+         1.69%      1.68%        1.72%+


 * Nations Value Fund Investor B Shares commenced operations on June 7,
   1993.
 + Annualized.

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average share method.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Equity Income Fund




                                                       YEAR            YEAR            PERIOD       YEAR        PERIOD
                                                      ENDED            ENDED          ENDED        ENDED        ENDED
Investor B Shares                                   03/31/98#        03/31/97      03/31/96(a)    05/31/95    05/31/94*
Operating performance:
Net asset value, beginning of period             $ 12.25          $ 13.10           $  11.77     $ 11.40     $ 11.98
Net investment income                              0.17             0.31               0.22        0.34        0.37
N et realized and unrealized gain on
 investments                                       3.77             1.57               1.76        1.11        0.22
Net increase in net asset value from
 operations                                        3.94             1.88               1.98        1.45        0.59
Distributions:
Dividends from net investment income             ( 0.16)          ( 0.32)            ( 0.28)      ( 0.35)    ( 0.36)
Distributions from net realized capital gains    ( 2.16)          ( 2.41)            ( 0.37)      ( 0.73)    ( 0.81)
Total dividends and distributions                ( 2.32)          ( 2.73)            ( 0.65)      ( 1.08)    ( 1.17)
Net asset value, end of period                   $ 13.87          $ 12.25           $  13.10     $ 11.77     $ 11.40
Total return++                                    36.02%           14.76%             17.21%       14.03%      4.84%
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)           $144,929         $108,055          $104,026     $75,371     $46,043
Ratio of operating expenses to average net
 assets                                            1.78%(b)         1.66%(b)           1.65%+       1.67%      1.69%+
Ratio of net investment income to average
 net assets                                        1.30%            2.34%              2.09%+       3.00%      2.66%+
Portfolio turnover rate                              74%             102%                 59%         158%       116%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                    1.78%(b)         1.66%(b)           1.65%+       1.68%      1.70%+


 * Nations Equity Income Investor B Shares commenced operations on June 7,
   1993.
 + Annualized.

++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average share method.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
(b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Emerging Growth Fund




                                              YEAR            YEAR            PERIOD        YEAR         YEAR       PERIOD
                                             ENDED            ENDED           ENDED        ENDED       ENDED         ENDED
Investor B Shares                          03/31/98#        03/31/97#     03/31/96#(a)    11/30/95   11/30/94#     11/30/93*
Operating performance:
Net asset value, beginning of period    $ 12.29          $ 13.61         $ 13.93         $ 11.24     $ 10.82    $  9.88
Net investment income/(loss)            ( 0.20)          ( 0.18)         ( 0.05)         ( 0.07)     ( 0.14)    ( 0.02)
Net realized and unrealized
 gain/(loss) on investments               5.28             0.20            1.23            3.16        0.70       0.96
Net increase/(decrease) in net asset
 value from operations                    5.08             0.02            1.18            3.09        0.56       0.94
Distributions:
Distributions from net realized
 capital gains                          ( 1.79)          ( 1.34)         ( 1.50)         ( 0.40)     ( 0.14)       --
Total dividends and distributions       ( 1.79)          ( 1.34)         ( 1.50)         ( 0.40)     ( 0.14)       --
Net asset value, end of period          $ 15.58          $ 12.29         $ 13.61         $ 13.93     $ 11.24    $ 10.82
Total return++                           43.64%          ( 0.57)%          9.52%          28.75%       5.17%      9.51%
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in 000's)   $45,451          $33,342         $34,989         $32,349     $15,909    $3,594
Ratio of operating expenses to
 average net assets                       1.98%(b)         1.98%(b)        1.99%+          1.98%       2.01%      1.80%+
Ratio of operating expenses to
 average net assets including
 interest expense                         1.99%              N/A             N/A           N/A         N/A          N/A
Ratio of net investment income/(loss)
 to average net assets                 ( 1.42)%         ( 1.26)%        ( 1.06)%+       ( 0.92)%    ( 1.29)%   ( 1.15)%+
Portfolio turnover rate                     76%              93%             39%             139%        129%      159%
Ratio of operating expenses to
 average net assets without waivers
 and/or expense reimbursements            1.98%(b)         1.98%(b)        1.99%+          1.98%       2.01%      2.01%+


 * Nations Emerging Growth Fund Investor B Shares commenced operations on
   June 7, 1993.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average share method.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

FOR AN INVESTOR B SHARES OUTSTANDING THROUGHOUT EACH PERIOD


Nations Small Company Growth Fund




                                                                                      PERIOD          PERIOD          PERIOD
                                                                                      ENDED            ENDED         ENDED
Investor B Shares*                                                                  03/31/98*        05/16/97*    08/31/96*(b)
Operating performance:
Net asset value, beginning of the period                                        $ 12.03           $ 10.65        $ 10.00
Net investment income (loss)                                                    ( 0.08)           ( 0.03)          0.01
Net realized and unrealized gain on investments                                   4.35              1.46           0.65
Net increase in net asset value from operations                                   4.27              1.43           0.66
Distributions:
Dividends from net investment income                                               --                --          ( 0.01)
Distributions from net realized capital gains                                   ( 0.71)           ( 0.05)           --
Total dividends and distributions                                               ( 0.71)           ( 0.05)        ( 0.01)
Net asset value, end of the period                                              $ 15.59           $ 12.03        $ 10.65
Total return ++                                                                   36.06%            13.43%          6.65%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                            $3,384            $2,635         $1,878
Ratio of operating expenses to average net assets                                 1.87%+(a)         1.97%+         2.01%+
Ratio of operating expenses to average net assets including interest expense      1.88%+             --             --
Ratio of net investment income/loss to average net assets                      ( 0.87)%+         ( 0.45)%+      ( 0.07)%+
Portfolio turnover rate                                                             59%               48%            31%
Ratio of operating expenses to average net assets without waivers and/or
 expense reimbursements                                                           2.18%+(a)         2.41%+         2.44%+



 * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot Small Capitalization Equity Fund's Class B Shares, which were reorganized into the Investor B Shares of Nations Small Company Growth Fund as of May 23, 1997. Prior to May 23, 1997, the investment adviser to Nations Small Company Growth Fund was Boatman's Trust Company. Effective May 23, 1997, the investment adviser to Nations Small Company Growth Fund was TradeStreet Investment Associates, Inc.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charge.
(a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was 0.01%.
(b) Represents the period from December 12, 1995 (commencement of operations) to August 31, 1996.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Disciplined Equity Fund




                                                          YEAR
                                                         ENDED            YEAR ENDED
Investor B Shares                                      03/31/98#           03/31/97
Operating performance:
Net asset value, beginning of period            $ 18.20               $ 17.00
Net investment income/(loss)                     ( 0.12)               ( 0.05)
Net realized and unrealized gain/(loss) on
 investments                                       7.72                  2.76
Net increase/(decrease) in net asset value
 from operations                                   7.60                  2.71
Distributions:
Dividends from net investment income                --                    --
Distributions from net realized capital gains    ( 4.23)               ( 1.51)
Return of capital                                   --                    --
Total dividends and distributions                ( 4.23)               ( 1.51)
Net asset value, end of period                  $ 21.57               $ 18.20
Total return++                                    47.14%                15.86%
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)            $38,079               $20,257
Ratio of operating expenses to average net
 assets                                            1.98%(c)(d)           2.04%(c)
Ratio of net investment income/(loss) to
 average net assets                              ( 0.63)%              ( 0.30)%
Portfolio turnover rate                              79%                  120%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                    1.98%(c)(d)           2.04%



                                                     PERIOD                      PERIOD
                                                    ENDED      YEAR ENDED        ENDED
Investor B Shares                                03/31/96(a)    11/30/95       11/30/94*
Operating performance:
Net asset value, beginning of period           $ 16.89         $  13.02   $ 12.77
Net investment income/(loss)                    ( 0.01)            0.03    ( 0.02)
Net realized and unrealized gain/(loss) on
 investments                                      0.35             3.87      0.28
Net increase/(decrease) in net asset value
 from operations                                  0.34             3.90      0.26
Distributions:
Dividends from net investment income               --            ( 0.03)   ( 0.01)
Distributions from net realized capital gains   ( 0.23)              --       --
Return of capital                                  --                --    ( 0.00)(b)
Total dividends and distributions               ( 0.23)          ( 0.03)   ( 0.01)
Net asset value, end of period                 $ 17.00         $  16.89   $ 13.02
Total return++                                    2.08%           29.94%     2.02%
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)            $18,412         $ 16,874   $  177
Ratio of operating expenses to average net
 assets                                           2.02%+           2.30%     2.09%+
Ratio of net investment income/(loss) to
 average net assets                             ( 0.18)%+        ( 0.15)%  ( 0.84)%+
Portfolio turnover rate                             47%              124%     177%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                   2.02%+           2.30%     2.52%+


 * Nations Disciplined Equity Fund Investor B Shares commenced operations on May 20, 1994.
 + Annualized.

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # Per share net investment income has been calculated using the monthly average share method.

(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

(b) Amount represents less than $0.01 per share.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Capital Growth Fund





                                           YEAR                               PERIOD       YEAR           YEAR          PERIOD
                                          ENDED            YEAR ENDED        ENDED        ENDED          ENDED           ENDED
Investor B Shares                       03/31/98#           03/31/97#     03/31/96(a)    11/30/95      11/30/94        11/30/93*
Operating performance:
Net asset value, beginning of
 period                           $ 11.47               $ 13.31          $ 14.15        $ 11.17     $ 11.05         $ 10.55
Net investment income/(loss)      ( 0.10)               ( 0.08)          ( 0.02)        ( 0.03)     ( 0.01)         ( 0.01)
Net realized and unrealized
 gain on investments                5.14                  1.63             0.37           3.27        0.13            0.53
Net increase in net asset value
 from operations                    5.04                  1.55             0.35           3.24        0.12            0.52
Distributions:
Dividends from net investment
 income                              --                    --               --              --          --          ( 0.02)
Distributions from net realized
capital gains                     ( 3.68)               ( 3.39)          ( 1.19)        ( 0.26)     ( 0.00)(b)         --
Total dividends and
 distributions                    ( 3.68)               ( 3.39)          ( 1.19)        ( 0.26)     ( 0.00)(b)      ( 0.02)
Net asset value, end of period   $ 12.83               $ 11.47          $ 13.31        $ 14.15     $ 11.17         $ 11.05
Total return++                     52.52%                10.68%            2.77%         29.80%       1.12%           4.95%
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in
 000's)                          $59,496               $41,933          $41,045        $40,868     $23,591         $9,511
Ratio of operating expenses to
 average net assets                 1.95%(c)(d)           1.96%(d)         1.96%+         1.98%       1.90%           1.80%+
Ratio of net investment
 income/(loss) to average net
 assets                           ( 0.87)%              ( 0.61)%         ( 0.62)%+      ( 0.29)%    ( 0.15)%        ( 0.16)%+
Portfolio turnover rate              113%                   75%              25%             80%         56%            81%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements                     1.95%(c)              1.96%            1.96%+         1.98%       1.91%           1.89%+



 * Nations Capital Growth Fund Investor B Shares commenced operations on June 7, 1993.

 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average share method.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Amount represents less than $0.01 per share.
(c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT THE PERIOD


Nations Marsico Focused Equities Fund




                                                                                         PERIOD
                                                                                         ENDED
Investor B Shares                                                                     03/31/98*#
Operating performance:
Net asset value, beginning of period                                              $ 10.00
Net investment income/(loss)                                                       ( 0.04)
Net realized and unrealized gain/(loss) on investments                               2.17
Net increase/(decrease) in net asset value from operations                           2.13
Distributions:
Dividends from net investment income                                                 0.00
Distributions from net realized capital gains                                        0.00
Total dividends and distributions                                                    0.00
Net asset value, end of period                                                     $ 12.13
Total return ++                                                                     21.30%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                               $20,446
Ratio of operating expenses to average net assets                                    2.52%+(a)
Ratio of net investment income/(loss) to average net assets                       ( 1.30)%+
Portfolio turnover rate                                                               25%
Ratio of operating expenses to average net assets without waivers and/or expense    2.52%+(a)
  reimbursements



 * Nations Marsico Focused Equities Fund Investor B Shares commenced operations on December 31, 1997.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # Per share net investment income has been calculated using the monthly average share method.
(a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was 0.01%.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT THE PERIOD


Nations Marsico Growth & Income Fund




                                                                                         PERIOD
                                                                                         ENDED
Investor B Shares                                                                     03/31/98*#
Operating performance:
Net asset value, beginning of period                                              $ 10.00
Net investment income                                                              ( 0.02)
Net realized and unrealized gain on investments                                      2.04
Net increase in net asset value from operations                                      2.02
Distributions:
Dividends from net investment income                                                 0.00
Distributions from net realized capital gains                                        0.00
Total dividends and distributions                                                    0.00
Net asset value, end of period                                                    $ 12.02
Total return++                                                                      20.20%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                               $7,907
Ratio of operating expenses to average net assets                                    2.09%+(a)
Ratio of net investment income/loss to average net assets                          ( 0.62)%+
Portfolio turnover rate                                                                22%
Ratio of operating expenses to average net assets without waivers and/or expense     2.97%+(a)
  reimbursements



 * Nations Marsico Growth & Income Fund Investor B Shares commenced operations on December 31, 1997.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average share method.
(a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was 0.01%.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations International Equity Fund



                                                     YEAR        YEAR           PERIOD        YEAR           PERIOD
                                                   ENDED         ENDED          ENDED        ENDED           ENDED
Investor B Shares                                03/31/98#     03/31/97#    03/31/96(a)#   05/31/95#      05/31/94*#
Operating performance:
Net asset value, beginning of period            $ 12.83     $ 13.27       $ 11.56         $ 11.96     $ 10.51
Net investment income/(loss)                     ( 0.03)     ( 0.05)       ( 0.02)           0.05      ( 0.00)**
Net realized and unrealized gain/(loss) on
 investments                                       1.92        0.10          1.78          ( 0.22)       1.51
Net increase/(decrease) in net asset value
 from operation                                    1.89        0.05          1.76          ( 0.17)       1.51
Distributions:
Dividends from net investment income                 --      ( 0.04)          --           ( 0.01)     ( 0.04)
Distributions in excess of net investment
 income                                              --      ( 0.00)**     ( 0.03)             --         --
Distributions from net realized capital gains    ( 0.16)     ( 0.42)       ( 0.02)         ( 0.12)     ( 0.02)
Distributions in excess of net realized
 capital gains                                       --      ( 0.03)          --           ( 0.10)        --
Total dividends and distributions                ( 0.16)     ( 0.49)       ( 0.05)         ( 0.23)     ( 0.06)
Net asset value, end of period                  $ 14.56     $ 12.83       $ 13.27         $ 11.56     $ 11.96
Total return++                                    14.93%       0.28%        15.25%         ( 1.30)%     14.32%
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's):           $34,119     $36,698       $40,426         $31,372     $17,349
Ratio of operating expenses to average net
 assets                                            2.14%       2.16%         1.99%+          1.78%       1.92%+
Ratio of net investment income/(loss) to
 average net assets                              ( 0.24)%    ( 0.38)%      ( 0.17)%+         0.42%     ( 0.00)%+##
Portfolio turnover rate                              64%         36%          26%              92%        39%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                    2.14%       2.16%         2.00%+          1.79%       1.93%+


 * Nations International Equity Fund Investor B Shares commenced operations on June 7, 1993.
** Amount represents less than $0.01 per share.
 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income/(loss) has been calculated using the monthly average share method.
## Amount represents less than 0.01%.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD


Nations International Growth Fund




                                                                         PERIOD        PERIOD           YEAR
                                                                         ENDED          ENDED          ENDED
Investor B Shares*                                                     03/31/98#      05/16/97      08/31/96(a)
Operating performance:
Net asset value, beginning of the period                           $ 18.32        $ 17.04        $ 17.54
Net investment income/(loss)                                        ( 0.11)        ( 0.05)           --
Net realized and unrealized gain/(loss) on investments                1.24           1.79         ( 0.50)
Net increase/(decrease) in net asset value from operations            1.13           1.74         ( 0.50)
Distributions:
Dividends from net investment income                                   --          ( 0.12)           --
Distributions from net realized capital gains                       ( 0.34)        ( 0.34)           --
Total dividends and distributions                                   ( 0.34)        ( 0.46)           --
Net asset value, end of the period                                 $ 19.11        $ 18.32        $ 17.04
Total return++                                                        6.34%         10.37%        ( 2.85)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                $  500         $  560         $  184
Ratio of operating expenses to average net assets                     2.15%+         2.18%+         2.06%+
Ratio of operating expenses to average net assets without waivers     2.17%+         2.18%+         2.06%+
Ratio of net investment income (loss) to average net assets         ( 0.79)%+      ( 0.61)%+      ( 0.32)%+
Portfolio turnover rate                                                 11%            34%            22%



* The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot International Equity
  Fund's Class B Shares, which were reorganized into Nations International Growth Fund Investor B Shares as of May 23, 1997. Prior to May 23, 1997, the investment adviser to Nations International Growth Fund was Kleinwort Benson. Effective July, 1997, the investment adviser to Nations
  International Growth Fund is Gartmore Global Partners.
+ Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the duration of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average share method.
(a) Shares were initially issued on July 1, 1996.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Emerging Markets Fund




                                                                  YEAR       YEAR         PERIOD
                                                                ENDED       ENDED         ENDED
Investor B Shares                                             03/31/98#   03/31/97#    03/31/96*#
Operating performance:
Net asset value, beginning of period                        $ 11.31     $ 10.26     $ 10.00
Net investment income/(loss)                                 ( 0.07)     ( 0.09)     ( 0.11)
Net realized and unrealized gain/(loss) on investments       ( 0.75)       1.20        0.37
Net increase/(decrease) in net asset value from operations   ( 0.82)       1.11        0.26
Distributions:
Dividends from net investment income                            --          --          --
Distributions in excess of net investment income                --          --          --
Distributions from net realized capital gains                   --       ( 0.06)        --
Total dividends and distributions                              0.00      ( 0.06)        --
Net asset value, end of period                              $ 10.49     $ 11.31     $ 10.26
Total return++                                               ( 7.25)%     10.88%       2.60%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's):                        $1,247      $1,499      $1,209
Ratio of operating expenses to average net assets              2.57%       2.74%       3.13%+
Ratio of net investment loss to average net assets           ( 0.64)%    ( 0.87)%    ( 1.38)%+
Portfolio turnover rate                                          63%         31%         17%


 * Nations Emerging Markets Fund Investor B Shares commenced operations on June 30, 1995.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

# Per share net investment income/(loss) has been calculated using the monthly average share method.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Pacific Growth Fund




                                                                    YEAR        YEAR         PERIOD
                                                                  ENDED         ENDED       ENDED
Investor B Shares                                               03/31/98#     03/31/97    03/31/96*#
Operating performance:
Net asset value, beginning of period                          $ 10.30       $ 10.18      $ 10.00
Net investment income/(loss)                                  ( 0.01)       ( 0.05)      ( 0.10)
Net realized and unrealized gain/(loss) on investments        ( 2.98)         0.19         0.29
Net increase/(decrease) in net asset value from operations    ( 2.99)         0.14         0.19
Distributions:
Dividends from net investment income                          ( 0.03)       ( 0.01)         --
Distributions in excess of net investment income                  --        ( 0.01)      ( 0.01)
Total dividends and distributions                             ( 0.03)       ( 0.02)      ( 0.01)
Net asset value, end of period                                $  7.28       $ 10.30      $ 10.18
Total return++                                                (29.04)%        1.18%        1.88%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's):                         $ 1,195       $2,367       $2,324
Ratio of operating expenses to average net assets               2.37%         2.42%        2.76%
Ratio of net investment income/(loss) to average net assets   ( 0.06)%      ( 0.61)%     ( 1.27)%
Portfolio turnover rate                                          123%          78%          23%


 * Nations Pacific Growth Fund Investor B Shares commenced operations on
   June 30, 1995.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

# Per share net investment income/(loss) has been calculated using the monthly average share method.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Balanced Assets Fund




                                           YEAR                               PERIOD                                 PERIOD
                                          ENDED            YEAR ENDED        ENDED      YEAR ENDED    YEAR ENDED      ENDED
Investor B Shares                       03/31/98            03/31/97      03/31/96(a)    11/30/95      11/30/94     11/30/93*
Operating performance:
Net asset value, beginning of
 period                           $ 11.11               $ 11.62          $ 12.63       $ 10.40      $ 10.85       $ 10.61
Net investment income                0.19                  0.29             0.09          0.28         0.17          0.14
Net realized and unrealized
 gain/(loss) on investments          2.68                  1.04             0.45          2.22       ( 0.44)         0.23
Net increase/(decrease) in net
 asset value from operations         2.87                  1.33             0.54          2.50       ( 0.27)         0.37
Distributions:
Dividends from net investment
 income                            ( 0.19)               ( 0.30)          ( 0.14)        ( 0.25)     ( 0.18)       ( 0.13)
Distributions from net realized
capital gains                      ( 2.34)               ( 1.54)          ( 1.41)        ( 0.02)         --            --
Total dividends and
 distributions                     ( 2.53)               ( 1.84)          ( 1.55)        ( 0.27)     ( 0.18)       ( 0.13)
Net asset value, end of period    $ 11.45               $ 11.11          $ 11.62       $ 12.63      $ 10.40       $ 10.85
Total return++                      29.35%                11.62%            4.69%         24.35%     ( 2.51)%        3.45%
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in
 000's)                           $78,813               $64,058          $65,764       $65,275      $52,905       $27,982
Ratio of operating expenses to
 average net assets                  2.00%(b)(c)           1.75%(b)         1.75%+         1.74%       1.73%         1.65%+
Ratio of net investment income
 to average net assets               1.78%                 2.56%            2.16%+         2.50%       1.56%         2.07%+
Portfolio turnover rate               276%                  264%               83%           174%        156%           50%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements                      2.00%(b)              1.75%(b)         1.75%+         1.74%       1.74%         1.72%+


 * Nations Balanced Assets Fund Investor B Shares commenced operations on
   June 7, 1993.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.

     Appendix A  --  Portfolio Securities


The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAI contains more information concerning such investments.

Asset-Backed Securities: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.


Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.


Mortgage-backed securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), parallel pay CMOs, planned amortization class CMOs ("PAC Bonds") and stripped mortgage-backed securities ("SMBS"), including interest-only and principal-only SMBS. SMBS may be more volatile than other debt securities. For additional information concerning mortgage-backed securities, see the SAI.


Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

Mortgage-Backed Securities: Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.


Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.


The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by the Government National Mortgage Association ("GNMA"), by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan and Mortgage Corporation ("FHLMC"). Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.


The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to a Fund.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.


Collateralized Mortgage Obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.


Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government Obligations.


A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.


The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average dollar-weighted maturity and duration of the Funds. For additional information concerning mortgage backed securities, see the SAI.

The mortgage-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow thereby lengthening duration and potentially reducing the value of these securities. The debt securities held by the Funds also may be subject to credit risk. Credit risk is the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest. Any such defaults or adverse changes in an issuer's financial condition or credit rating may adversely affect the value of the Funds' portfolio investments and, hence, the value of your investment in the corresponding Fund.

Non-Mortgage Asset-Backed Securities: Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.


Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.


The purchase of non-mortgage-backed securities raises considerations unique to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties.
Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

Bank Instruments: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Funds will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase.


U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations), and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

Borrowings: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements with BONY, the Funds may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.


Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.


At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Funds only enter into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Fund's asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.


Dollar roll transactions may be considered to be borrowings. Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset--



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backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

Commercial Instruments: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks.


Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.


Convertible Securities, Preferred Stock, and Warrants: Each Fund may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.

Fixed Income Investing: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.


Foreign Currency Transactions: To the extent provided under "How Objectives Are Pursued," the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.


Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.


A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, the Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Although for-



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ward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.


In addition, the Euro will become the single currency in at least 11 European nations used in many financial transactions. Accordingly, the German mark, French franc and other national currencies will no longer be used. Although the impact of implementing the Euro is not possible to predict, the transition could have an effect on the financial markets and economic environment in Europe and other parts of the world. For example, investors may begin to view those countries participating in the Economic Monetary Union as a single combined entity and may alter their investment behavior accordingly. In response to any such effect of the Euro implementation, the Adviser may need to adapt its investment policies and strategy.

Foreign Securities: Foreign securities include debt and equity obligations (dollar- and non-dollar-denominated) of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on income (including interest, distributions and disposition proceeds), possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.


Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign securities markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign securities exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign securities exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.

The Funds may invest indirectly in the securities of foreign issuers through sponsored or unsponsored ADRs, ADSs, GDRs and EDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as the underlying securities which they represent. Ownership of unsponsored ADRs, ADSs, GDRs and EDRs may not entitle the Funds to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs, ADSs, GDRs or EDRs. Generally, ADRs and ADSs in registered form, are designed for use in the U.S. securities markets. GDRs are designed for use in both the U.S. and European securities markets. EDRs, in bearer form, are designed for use in European securities markets. ADRs, ADSs, GDRs and EDRs also involve certain risks of other investments in foreign securities.

Futures, Options and Other Derivative Instruments: To the extent provided under "How Objectives Are Pursued" the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures



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contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.


The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.

Illiquid Securities: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not hold more than 15% (10% with respect to Nations International Value Fund) of the value of their respective net assets in securities that are illiquid. Repurchase agreements, time deposits and guaranteed investment contracts that do not provide for payment to a Fund within seven days after notice, and illiquid restricted securities, are subject to the limitation on illiquid securities.


If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Directors/Trustees or the Adviser, acting under guidelines approved and monitored by the Fund's Board of Directors/Trustees, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illiquidity of a Fund holding such securities may increase during such period.

Indexed/Structured Securities: Indexed/
structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Interest Rate Transactions: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.


The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent a specified index is below a predetermined interest rate, to receive payments of interest on a notional principal amount from



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




the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

Lower-Rated Debt Securities: Nations Equity Income Fund may invest in lower-rated debt securities. Lower-rated, high-yielding securities are those rated "Ba" or "B" by Moody's or "BB" or "B" by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing.


The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Boards of Directors/ Trustees of the Funds, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value its portfolio securities, and the Fund's ability to dispose of these lower-rated bonds.

Money Market Instruments: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury
 Obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

Municipal Securities: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.


Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.


Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.



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Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts holding pools of tax-exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.


Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.


In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/ dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified municipal securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.


Although the Funds do not presently intend to do so on a regular basis, a Fund may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in municipal securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

Other Investment Companies: Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Pursuant to an exemptive order, the Nations Funds' non-money market funds may purchase shares of Nations Funds' money market funds.

Passive Foreign Investment Companies: Passive foreign investment companies ("PFICs") are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royal ties, rents and annuities. Income tax regulations may require the Fund to recognize income associated with the PFIC prior to the actual receipt of any such income.

Pay-in-Kind Bonds: Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Real Estate Investment Trusts: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage



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REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Code.

Repurchase Agreements: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a maturity of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Funds.

Securities Lending: To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 33% of the value of its total assets, which may include cash collateral received for securities loans. Cash collateral received by a Nations Fund may be invested in a Nations Funds' money market fund.

Step Coupon Bonds: Step coupon bonds are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

Stock Index, Interest Rate and Currency Futures Contracts: Each Fund may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.


Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. Government Obligations: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury Obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, some



66
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are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the GNMA; some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the FNMA. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

The market value of U.S. Government Obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

When-Issued, Delayed Delivery and Forward Commitment Securities: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.


Zero Coupon Bonds: Zero coupon bonds are debt securities that do not pay interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  Appendix B  --  Description of Ratings





The following summarizes the highest eight ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.


       AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

       AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

       A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

       BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.


       BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


       CCC, CC -- An obligation rated CCC is vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial com-



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       mitment on the obligation. In the event of adverse conditions, the obligor isnot likely to have the capacity to meet its financial commitments on the obligation; an obligation rated CC is highly vulnerable to nonpayment.


To provide more detailed indications of credit quality, the AA, A, BBB and CCC ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest eight ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

       Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       Caa, Ca -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

       AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

       AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.


       A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.


       BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.


To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.


The following summarizes the highest four ratings used by Fitch IBCA ("Fitch") for bonds, each of which denotes that the securities are investment grade:


       AAA -- "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.


       AA -- "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


       A -- "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.


       BBB -- "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:


       MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.


       MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.


The following summarizes the two highest ratings used by S&P for short-term municipal notes:


       SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.


       SP-2 -- Satisfactory capacity to pay principal and interest.


The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

The following summarizes the two highest rating categories used by Fitch for short-term obligations:


       F1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.


       F1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.


Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Commercial paper rated A-3 or B correlates with the S&P Bond rankings (described above) of BBB/ BBB- and BB+, respectively.


The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


For commercial paper, D&P uses the short-term debt ratings described above.


For commercial paper, Fitch uses the short-term debt ratings described above.


BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.


BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:


       AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.


       AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.


       A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

       BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.


The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-- term ratings specifically assess the likelihood of an untimely payment of principal or interest.

       TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

       TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

       TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.


       TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

Prospectus
                                                               Investor B Shares

                                                                  August 1, 1998

This Prospectus describes the investment portfolios listed in the column to the right (each a "Fund") of Nations Fund Trust and Nations Fund, Inc., each an open-end management investment company in the Nations Funds Family ("Nations Funds" or "Nations Funds Family"). This Prospectus describes one class of shares of the Funds -- Investor B Shares.

This Prospectus sets forth concisely the information about each Fund that a prospective purchaser of Investor B Shares should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about Nations Fund Trust and Nations Fund, Inc. is contained in a separate Statement of Additional Information (the "SAI"), that has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by writing or calling Nations Funds at its address or telephone number shown below. The SAI for Nations Funds, dated August 1, 1998, is incorporated by reference in its entirety into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference in this Prospectus and other information regarding registrants that file electronically with the SEC. NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to each of the Funds. TradeStreet Investment Associates, Inc. ("TradeStreet") is the investment sub-adviser to all of the Funds, except Nations U.S. Government Bond Fund, for which Boatmen's Capital Management, Inc. ("Boatmen's") is the investment sub-adviser. As used herein the term "Adviser" shall mean NBAI, TradeStreet and/or Boatmen's as the context may require, see "How The Funds Are Managed."

SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE SERVICES TO NATIONS FUNDS, FOR WHICH THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR NATIONS FUNDS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      Nations Short-Term Income Fund
      Nations Short-Intermediate
        Government Fund
      Nations
        Government
        Securities Fund
      Nations
        Strategic Fixed
        Income Fund
      Nations
       Diversified
       Income Fund
      Nations U.S.
        Government Bond Fund

For Fund information call:
1-800-321-7854

Nations Funds
c/o Stephens Inc.
One NationsBank Plaza
33rd Floor
Charlotte, NC 28255

[GRAPHIC OMITTED]

NSI-96145-8/98

                          Table Of Contents

About The                 Prospectus Summary                                  3
    Funds                 -----------------------------------------------------


                          Expenses Summary                                    4

                          -----------------------------------------------------


                          Objectives                                          6

                          -----------------------------------------------------


                          How Objectives Are Pursued                          6

                          -----------------------------------------------------


                          How Performance Is Shown                           11

                          -----------------------------------------------------


                          How The Funds Are Managed                          12

                          -----------------------------------------------------


                          Organization And History                           15

                          -----------------------------------------------------


About Your                How To Buy Shares                                  17
Investment

                          -----------------------------------------------------


                          How To Redeem Shares                               19

                          -----------------------------------------------------


                          How To Exchange Shares                             22

                          -----------------------------------------------------


                          Shareholder Servicing And Distribution Plans       23

                          -----------------------------------------------------


                          How The Funds Value Their Shares                   25

                          -----------------------------------------------------

                          How Dividends And Distributions Are Made;


                          Tax Information                                    25

                          -----------------------------------------------------


                          Financial Highlights                               26

                          -----------------------------------------------------


                          Appendix A -- Portfolio Securities                 32

                          -----------------------------------------------------


                          Appendix B -- Description Of Ratings               42

                          -----------------------------------------------------

                          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds


  Prospectus Summary
o TYPE OF COMPANIES: Open-end management investment companies.
o INVESTMENT OBJECTIVES AND POLICIES:

 o Nations Short-Term Income Fund's investment objective is to seek high current income consistent with minimal fluctuation of principal. The Fund invests in investment grade debt securities.

 o Nations Short-Intermediate Government Fund's investment objective is to seek high current income consistent with modest fluctuation of principal. The Fund invests primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

 o Nations Government Securities Fund's investment objective is to seek high current income consistent with moderate fluctuation of principal. The Fund invests primarily in intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

 o Nations Strategic Fixed Income Fund's investment objective is to seek total return by investing in investment grade fixed income securities.

 o Nations Diversified Income Fund's investment objective is to seek total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.


 o Nations U.S. Government Bond Fund's investment objective is to seek total return and preservation of capital by investing in U.S. Government securities and repurchase agreements collateralized by such securities.

o INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NBAI provides investment management services to more than 60 investment company portfolios in the Nations Funds Family. TradeStreet Investment Associates, Inc., an affiliate of NBAI, provides investment sub-advisory services to certain of the Funds, and Boatmen's Capital Management, Inc. provides investment sub-advisory services to Nations U.S. Government Bond Fund. For more information about the investment adviser and investment sub-advisers to the Nations Funds, see "How The Funds Are Managed."


o DIVIDENDS AND DISTRIBUTIONS: The Funds declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains are distributed at least annually.


o RISK FACTORS: Although NBAI, together with the sub-advisers, seek to achieve the investment objective of each Fund, there is no assurance that they will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities, including U.S. Government
   Obligations (as defined below), will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not issued or guaranteed by the U.S. Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Certain of the Funds'
  investments may constitute derivative securities. Certain types of derivative securities can, under particular circumstances, significantly increase an investor's exposure to market and other risks. For a discussion of these and other factors, see "How Objectives Are Pursued -- Risk Considerations" and "Appendix A."

o MINIMUM PURCHASE: $1,000 minimum initial investment per record holder except that the minimum initial investment is: $500 for Individual Retirement Account ("IRA") Investors; $250 for non-working spousal IRAs; and $100 for investors participating on a monthly basis in the Systematic Investment Plan. There is no minimum investment amount for investments by certain 401(k) and employee pension plans or salary reduction. See "How To Buy Shares."

  Expenses Summary


Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Investor B Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.


NATIONS FUNDS INVESTOR B SHARES

                                                     Nations Short-      Nations      Nations
Shareholder                               Nations     Intermediate    Government     Strategic       Nations    Nations U.S.
Transaction                             Short-Term     Government     Securities   Fixed Income   Diversified    Government
Expenses                               Income Fund        Fund           Fund          Fund       Income Fund    Bond Fund
Sales Load Imposed on Purchases           None           None            None          None          None           None
Maximum Deferred Sales Charge (as
 a percentage of the lower of the
 original purchase price or
 redemption proceeds)1                    None          3.00%           4.00%         3.00%         4.00%       4.00%
Annual Fund
Operating
Expenses
(as a percentage
of average net
assets)
Management Fees (After Fee
 Waivers)                                .30%            .40%            .50%          .50%          .50%        .40%
Rule 12b-1 Fees (After Fee Waivers)      .10%            .55%            .60%          .55%          .60%        .60%
Shareholder Servicing Fees               .25%            .25%            .25%          .25%          .25%        .25%
Other Expenses (After Expense
 Reimbursements)                         .26%            .21%            .35%          .20%          .23%        .20%
Total Operating Expenses (After Fee
 Waivers and Expense
 Reimbursements)                         .91%           1.41%           1.70%         1.50%         1.58%       1.45%


1 Investor B Shares purchased prior to January 1, 1996 or after July 31, 1997 are subject to the Deferred Sales Charge as set forth in the applicable schedule. The Maximum Deferred Sales Charge is 4.00% in the first year after purchase, declining to 1.00% in the sixth year after purchase and eliminated thereafter. For the applicable Deferred Sales Charge schedule see "How to Redeem Shares -- Contingent Deferred Sales Charge."

Examples: You would pay the following expenses on a $1,000 investment in Investor B Shares of the indicated Fund, assuming (1) a 5% annual return and
(2) redemption at the end of each time period.

                          Nations Short-      Nations      Nations
               Nations     Intermediate    Government     Strategic       Nations    Nations U.S.
             Short-Term     Government     Securities   Fixed Income   Diversified    Government
            Income Fund        Fund           Fund          Fund       Income Fund    Bond Fund
1 Year          $  9           $ 44           $ 57          $ 45           $ 56          $ 55
3 Years         $ 29           $ 55           $ 84          $ 57           $ 80          $ 76
5 Years         $ 50           $ 77           $102          $ 82           $ 96          $ 89
10 Years        $112           $131           $185          $142           $172          $157

You would pay the following expenses on a $1,000 investment in Investor B Shares of the indicated Fund, assuming a 5% annual return and no redemption.

             Nations Short-     Nations        Nations
              Intermediate    Government     Strategic      Nations      Nations U.S.
               Government     Securities   Fixed Income   Diversified    Government
                  Fund           Fund          Fund       Income Fund     Bond Fund
1 Year            $ 14           $ 17          $ 15           $ 16          $ 15
3 Years           $ 45           $ 54          $ 47           $ 50          $ 46
5 Years           $ 77           $ 92          $ 82           $ 86          $ 79
10 Years          $131           $185          $142           $172          $157

The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor B Shares will bear either directly or indirectly. The figures contained in the above table are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and/or reimbursements will continue. In particular, to the extent Other Expenses are less than those shown, waivers and/or reimbursements of Management Fees, if any, may decrease. Shareholders will be notified of any decrease that materially increases Total Operating Expenses. If fee waivers and/or reimbursements are decreased or discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders of the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed."

Absent fee waivers, "Management Fees," "12b-1 Fees" and "Total Operating Expenses" for Investor B Shares of the indicated Fund would have been as follows: Nations Short-Term Income Fund -- .60%, .75% and 1.86%, respectively; Nations Short-Intermediate Government Fund -- .60%, .75% and 1.81%, respectively; Nations Government Securities Fund -- .64%, .75% and 1.99%, respectively; and Nations Diversified Income Fund -- .60%, .75% and 1.83%, respectively.

Absent fee waivers and expense reimbursements, "Management Fees," "12b-1 Fees," "Other Expenses" and "Total Operating Expenses" for Investor B Shares of the indicated Fund would have been as follows: Nations Strategic Fixed Income Fund -- .60%, .75%, .23% and 1.83%, respectively; and Nations U.S. Government Bond Fund -- .60%, .75%, .26% and 1.86%, respectively.

Effective May 1999, it is anticipated that certain voluntary total operating expenses limits put in place in connection with the reorganization of The Pilot Funds into the Nations Funds will terminate with respect to the following funds: Nations Strategic Fixed Income Fund, Nations U.S. Government Bond Fund, and Nations Short Intermediate Government Bond Fund. For more information, see the SAI.

THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.


  Objectives



Nations Short-Term Income Fund: Nations Short-Term Income Fund's investment objective is to seek high current income consistent with minimal fluctuation of principal. The Fund invests in investment grade debt securities.

Nations Short-Intermediate Government Fund: Nations Short-Intermediate Government Fund's investment objective is to seek high current income consistent with modest fluctuation of principal. The Fund invests primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Nations Government Securities Fund: Nations Government Securities Fund's investment objective is to seek high current income consistent with moderate fluctuation of principal. The Fund invests primarily in intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Nations Strategic Fixed Income Fund: Nations Strategic Fixed Income Fund's investment objective is to seek total return by investing in investment grade fixed income securities.


Nations Diversified Income Fund: Nations Diversified Income Fund's investment objective is to seek total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.


Nations U.S. Government Bond Fund: Nations U.S. Government Bond Fund's investment objective is to seek total return and preservation of capital by investing in U.S. Government securities and repurchase agreements collateralized by such securities.



Although the Adviser will seek to achieve the Funds' investment objectives, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in the Funds are not insured against loss of principal.


  How Objectives Are Pursued



Nations Short-Term Income Fund: In pursuing its investment objective, the Fund will, under normal market conditions, invest at least 65% of the total value of its assets in investment grade debt obligations. It is expected that the average dollar-weighted maturity of the Fund will not exceed five years and the duration of the Fund's portfolio will not exceed three years.



The Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade by one of the following six nationally recognized statistical rating organizations, Duff & Phelps Credit Rating Co. ("D&P"), Fitch IBCA ("Fitch"), Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Thomson BankWatch, Inc. ("BankWatch") (collectively, "NRSROs"), or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments and mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, collateralized mortgage obligations or "CMOs", real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated. The Fund also may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations").



Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. The Fund may invest up to 25% of its assets in foreign securities.


As noted above, the Fund will invest in investment grade debt obligations. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.


The Fund also may invest in "high quality" money market instruments, (i.e., those within the two highest rating categories or unrated instruments determined by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.


Nations Short-Intermediate Government Fund: In pursuing its investment objective, Nations Short-Intermediate Government Fund invests substantially all of its assets in U.S. Government Obligations and repurchase agreements relating to such obligations. Under normal market conditions, it is expected that the average dollar-weighted maturity of the Fund's portfolio will be between three and five years and the duration will not exceed five years. U.S. Government Obligations have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.



The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality.



The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in the Adviser's opinion, prevailing market or economic circumstances warrant.


Nations Government Securities Fund: In pursuing its investment objective, Nations Government Securities Fund invests at least 65% of its assets in U.S. Government Obligations. Under normal market conditions, it is expected that the average dollar-weighted maturity of the Fund's portfolio will be between five and 12 years and the Fund's duration is expected to be in a range of 3.5 to eight years.


The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality.

The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in the Adviser's opinion, prevailing market or economic circumstances warrant.

Nations Strategic Fixed Income Fund: In pursuing its investment objective, the Fund will, under normal market conditions, invest at least 65% of the total value of its assets in investment grade fixed income securities. It is expected that the average dollar-weighted maturity of the Fund's portfolio will be ten years or less and under no circumstances will it exceed 15 years.

The Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; U.S. Government Obligations; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. The Fund also may invest in dividend-paying preferred and common stock.

Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. The Fund may invest up to 25% of its assets in foreign securities.

The Fund will invest in investment grade debt obligations. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.

Nations Diversified Income Fund: In pursuing its investment objective, the Fund will, under normal market conditions, invest at least 65% of the total value of its assets in investment grade debt obligations. It is expected that the average dollar-weighted maturity of the Fund's portfolio will be greater than five years.

The Fund may invest in corporate convertible and non-convertible debt obligations; U.S. Government Obligations; dollar-denominated and non-dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality.

Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. The Fund may invest up to 25% of its assets in foreign securities.

Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.

Up to 35% of the total value of the Fund's assets may be invested in lower-quality fixed income securities rated "B" or better by Moody's or S&P, or if not so rated, determined by the Adviser to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment, and assurance of interest and principal payment over any long period of time may be limited. Non-investment grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds." They tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund may hold or invest in "high quality" money market instruments, repurchase aggreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.

Nations U.S. Government Bond Fund: Under normal market conditions, the Fund will invest at least 65% of its total assets in U.S. Government securities and repurchase agreements collateralized by such securities. While the maturity of individual securities will not be restricted, except during temporary defensive periods or unusual market conditions, the average dollar-weighted maturity of the Fund will be between five and 30 years. The Fund may invest in a variety of U.S. Government Obligations. The Fund may also invest in interests in the foregoing securities, including collateralized mortgage obligations issued or guaranteed by a U.S. Government agency or instrumentality. U.S. Government Obligations have historically had a very low risk of loss of principal if held to maturity. The Fund, however, can give no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities if it were not legally required to do so.

The Fund may also invest up to 35% of its total assets in debt securities of U.S. and foreign corporate and foreign government issuers, American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"), zero coupon bonds and cash equivalents. The Fund will purchase only those non-government investments which are rated investment grade or better by at least one NRSRO or, if unrated, are determined by the Adviser to be of comparable quality. If a portfolio security held by the Fund ceases to be rated investment grade by at least one NRSRO or if the Adviser determines that an unrated portfolio security held by the Fund is no longer of comparable quality to an investment grade security, the security will be sold in an orderly manner as quickly as possible. Additionally, the Fund may also invest in futures contracts, interest rate swaps and options.

The value of the Fund's portfolio (and consequently its shares) is expected to fluctuate inversely in relation to changes in the direction of interest rates. For more information concerning these and other investments in which the Fund may invest, see "Appendix A".


General: Each of the Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures and options thereon approved by the Commodity Futures Trading Commission (the "CFTC") for market exposure risk-management. Each of the Funds also may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Each of the Funds may engage in reverse repurchase agreements and in dollar roll transactions. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.

The Funds also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such trusts and partnerships.

Certain securities that have variable or floating interest rates or demand, put or prepayment features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity of the Funds.

Duration, as used in this Prospectus, means modified duration, which is a measure of the expected life of fixed income securities on a present value basis. Duration is used to estimate how much a Fund's share price will fluctuate in response to a change in interest rates. To see how a Fund's share price could shift, multiply the Fund's duration by the change in rates. If interest rates rise by one percentage point, for example, the share price of a Fund with a duration of five years would decline by about 5%. If rates decrease by one percentage point, the Fund's share price would rise by about 5%.

Average dollar-weighted maturity is the average length of time until fixed income securities held by a Fund reach maturity and are repaid. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Funds' shares, such changes will not affect the income received by the Funds from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Funds will increase or decrease in relation to the income received by the Funds from their investments, which will in any case be reduced by the Funds' expenses before being distributed to the Funds' shareholders.

For more information concerning these and other instruments in which the Funds may invest their investment practices, see "Appendix A".

Portfolio Turnover: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the Funds' portfolio turnover rates, see "Financial Highlights."

Risk Considerations: The value of a Fund's investments in debt securities, including U.S. Government Obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.

Investments by a Fund in common stocks and other equity securities are subject to stock market risk. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under particular circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with such Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A."

Year 2000 Issue: Many computer programs employed throughout the world use two digits to identify the year. Unless modified, these programs may not correctly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. Any failure to adapt these programs in time could hamper the Funds' operations. The Funds' principal service providers have advised the Funds that they have been actively working on implementing necessary changes to their systems, and that they expect that their systems will be adapted in time, although there can be no assurance of success. Because the Year 2000 issue affects virtually all organizations, the companies or governmental entities in which the Funds invest could be adversely impacted by the Year 2000 issue, although the extent of such impact cannot be predicted. To the extent the impact on a portfolio holding is negative, a Fund's return could be adversely affected.

Investment Limitations: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAI.


Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.


Nations U.S. Government Bond Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the Fund will maintain asset coverage of 300% for all borrowings.

The investment objective and policies of each Fund, unless otherwise specified, may be changed without shareholder approval. Shareholders of Nations U.S. Government Bond Fund, however, must receive at least 30 days' prior written notice in the event an investment objective is changed. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their current position and needs.


  How Performance Is Shown

From time to time, the Funds may advertise the "total return" and "yield" on a class of shares. TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of the Funds may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of a Fund (as stated in a Fund's advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), assuming the reinvestment of all dividend and capital gain distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gain distributions. Total return may also be presented for other periods or may not reflect a deduction of any applicable CDSC.

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect the deduction of any applicable CDSC.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Funds' portfolios and the Funds' operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.

In addition to Investor B Shares, the Funds offer Primary A, Primary B, Investor A and Investor C Shares. Each class of shares may bear different sales charges, shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. The Funds' annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's agent or by calling Nations Funds at the toll-free number indicated on the cover of this Prospectus.

  How The Funds Are Managed




The business and affairs of each of Nations Fund Trust and Nations Fund, Inc. are managed under the direction of its Board of Trustees and Board of Directors, respectively. The SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust and each Director of Nations Fund, Inc.

As described below, each Fund is advised by NBAI which is responsible for the overall management and supervision of the investment management of each Fund. Each Fund also is sub-advised by a separate investment sub-adviser, which as a general matter is responsible for the day-to-day investment decisions for the respective Fund.

Nations Funds and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

NationsBank Corporation, the parent company of NationsBank, has signed an agreement to merge with BankAmerica Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the second half of 1998. NationsBank and NBAI have advised the Funds that the merger will not reduce the level or quality of advisory and other services provided to the Funds.

Investment Adviser: NationsBanc Advisors, Inc., serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.


TradeStreet Investment Associates, Inc. with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to all of the Funds, except Nations U.S. Government Bond Fund. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.

Boatmen's Capital Management, Inc. serves as investment sub-adviser to Nations U.S. Govern-ment Bond Fund. Its principal offices are located at 100 North Broadway, St. Louis, Missouri 63102. Boatmen's is a wholly owned subsidiary of NationsBank.

Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s Board of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.

For the services provided and expenses assumed pursuant to various investment advisory agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of: .60% of the average daily net assets of each of Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations U.S. Government Bond Fund, Nations Strategic Fixed Income Fund and Nations Short-Intermediate Government Fund; .65% of the first $100 million of Nations Government Securities Fund's average daily net assets, plus .55% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus .50% of the Fund's average daily net assets in excess of $250 million.

For the services provided pursuant to investment sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rate of .15% of Nations Short-Intermediate Government Fund's, Nations Government Securities Fund's, Nations Short-Term Income Fund's, Nations Strategic Fixed Income Fund's and Nations Diversified Income Fund's average daily net assets.

NBAI will pay Boatmen's sub-advisory fees at the rate of .15% of the average daily net assets of Nations U.S. Government Bond Fund.

From time to time, NBAI (and/or TradeStreet and/or Boatmen's) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees and/or expenses payable by a Fund.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund Trust paid NBAI under the investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Short-Intermediate Government Fund -- .40%, Nations Short-Term Income Fund -- .30%, Nations Diversified Income Fund -- .50% and Nations Strategic Fixed Income Fund -- .48%.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund, Inc. paid NBAI under the investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Government Securities Fund -- .50% and Nations U.S. Government Bond Fund -- .33%.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, NBAI paid TradeStreet under the investment sub-advisory agreements, sub-advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Short-Intermediate Government Fund -- .15%, Nations Short-Term Income Fund -- .15%, Nations Diversified Income Fund -- .15%, Nations Strategic Fixed Income Fund -- .15% and Nations Government Securities Fund -- .15%.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, NBAI paid Boatmen's under the investment sub-advisory agreement, sub-advisory fees at the rate of .15% of Nations U.S. Government Bond Fund.

The Fixed Income Management Team of TradeStreet is responsible for the day-to-day management of Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-

Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund.


The Fixed Income Committee of Boatmen's is responsible for the day-to-day management of Nations U.S. Government Bond Fund.


Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank has advised NationsBank and Nations Funds that NationsBank and its affiliates may perform the services contemplated by the various investment advisory agreements and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes, including the Glass-Steagall Act, and regulations and judicial or administrative decisions or interpretations thereof, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any of such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

Other Service Providers: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of the Funds pursuant to administration agreements. Pursuant to the terms of the administration agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.

First Data Investor Services Group, Inc. ("First Data") a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of the Funds pursuant to a co-administration agreement. Under the co-administration agreement, First Data provides various administrative and accounting services to the Funds including performing the calculations necessary to determine the net asset value per share and dividends of each class of shares of the Funds, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds.

For the services rendered pursuant to the administration and co-administration agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund Trust paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Short-Intermediate Government Fund -- .10%, Nations Short-Term Income Fund -- .10%, Nations Diversified Income Fund -- .10% and Nations Strategic Fixed Income Fund --
 .10%.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund, Inc. paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Government Securities Fund -- .10% and Nations U.S. Government Bond Fund -- .10%.

NBAI serves as sub-administrator for the Funds pursuant to a sub-administration agreement. Pursuant to the terms of the sub-administration agreement, NBAI assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NBAI shall be entitled to receive a monthly fee from Stephens based on an annual rate of
 .01% of the Funds' average daily net assets.

Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer. Nations Funds has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor B Shares of the Funds. See "Shareholder Servicing And Distribution Plans."

The Bank of New York ("BONY" or the "Custodian"), located at 90 Washington Street, New York, New York 10286, provides custodial services for the assets of all the Funds, except the international portfolios. In return for providing custodial services to the Nations Funds Family, BONY is entitled to receive, in addition to out of pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations Funds' non-money market funds up to $10 billion; and (ii) 1/2 of one basis point on the excess, including all Nations Funds' money market funds.

First Data serves as transfer agent (the "Transfer Agent") for the Funds' Investor B Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.


PricewaterhouseCoopers LLP serves as independent accountants to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.

Expenses: The accrued expenses of each Fund are deducted from the Funds' accrued income before dividends are declared. These expenses include, but are not limited to: fees paid to the Adviser, Stephens and First Data; interest; fees (including fees paid to Nations Funds' Directors, Trustees and officers); federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Investor B Shares may bear certain class specific expenses and also bear certain additional shareholder service and sales support costs. Any general expenses of Nations Fund Trust and/or Nations Fund, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bear to the assets of Nations Fund Trust or Nations Fund, Inc. or in such other manner as the Board of Trustees or the Boards of Directors deems appropriate.


  Organization And History

The Funds are members of the Nations Funds Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Institutional Reserves, Nations Annuity Trust and Nations LifeGoal Funds, Inc. The Nations Funds Family currently has more than 60 distinct investment portfolios and total assets in excess of $40 billion.

Nations Fund Trust: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. Nations Fund Trust's fiscal year end is March 31; prior to 1996, Nations Fund Trust's fiscal year end was November 30. The Funds currently offer five classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares and Investor C Shares. This Prospectus relates only to the Investor B Shares of the following Funds of Nations Fund Trust: Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund and Nations Short-Intermediate Government Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Agent (as defined below) or Nations Funds at 1-800-321-7854.

Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the SAI for examples of when the Investment Company Act of 1940, as amended (the "1940 Act") requires voting by fund.


As of August 1, 1998, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI.



Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.


Nations Fund, Inc.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. Nations Fund, Inc.'s fiscal year end is March 31; prior to 1996, Nations Fund, Inc.'s fiscal year end was May 31. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 460,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor B Shares of the following Funds of Nations Fund, Inc.: Nations Government Securities Fund and Nations U.S. Government Bond Fund. To obtain additional information regarding the Fund's other classes of shares which may be available to you, contact your Agent (as defined below) or Nations Funds at 1-800-321-7854.



Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.


Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-



As of August 1, 1998, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.


Because this Prospectus combines disclosure on two separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning another investment company. Nations Fund Trust and Nations Fund, Inc. have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

  How To Buy Shares

The Funds have established various procedures for purchasing Investor B Shares in order to accommodate different investors. Purchase orders may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a shareholder servicing agreement ("Servicing Agreement") with Nations Funds ("Servicing Agents") and/or a sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents").

Certain investors desiring to invest $1 million or more (including current holdings) in the Nations Funds Family may be eligible to purchase Investor A Shares. See "How To Redeem Shares."

The Funds reserve the right, in their discretion, to make Investor B Shares available to other categories of investors, including those who become eligible in connection with a merger or reorganization.

There is a minimum initial investment of $1,000 in the Funds, except that the minimum initial investment is:

  o $500 for IRA investors;

  o $250 for non-working spousal IRAs; and

  o $100 for investors participating on a monthly basis in the Systematic Investment Plan described below.

There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs") Savings Incentives Method Plans for Employees ("SIMPLE IRAs"), salary reduction-Individual Retirement Accounts ("SAR-IRAs") or similar types of accounts. However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs, SIMPLE IRAs, and SAR-IRAs), within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Funds reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.

Investor B Shares are purchased at net asset value per share without the imposition of a sales charge. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").

The Servicing Agents will provide various shareholder services for, and the Selling Agents will provide sales support assistance to, their respective customers ("Customers") who own Investor B Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Funds may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.


Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Investor B Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.


Effective Time of Purchases: Purchase orders for Investor B Shares in the Funds which are received by Stephens, the Transfer Agent or their respective agents before the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day. In the event that the Exchange closes early, purchase orders received prior to closing will be priced as of the time the Exchange closes and purchase orders received after the Exchange closes will be deemed received on the next Business Day and priced according to the net asset value determined on the next Business Day. Purchase orders are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received no later than 4:00 p.m., Eastern time, by the third Business Day following the receipt of the order, as determined above. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.



The Agents are responsible for transmitting orders for purchases of Investor B Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Funds.


Systematic Investment Plan: Under the Funds' Systematic Investment Plan ("SIP"), shareholders may automatically purchase Investor B Shares. On a bi-monthly or quarterly basis, shareholders may direct cash to be transferred automatically from their checking or savings account at any bank which is a member of the Automated Clearing House to their Fund account. Transfers will occur on or about the 15th and/or the last day of the applicable month. Subject to certain exceptions for employees of NationsBank and its affiliates and pre-existing SIP accounts, the systematic investment amount may be in any amount from $50 to $100,000. For more information concerning the SIP, contact your Agent.


Telephone Transactions: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to authorize written requests only. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Funds and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Funds requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Funds reserves the right to record all telephone conversations. Shareholders should be aware that during periods of significant economic or market change, telephone transactions may be difficult to complete.

Conversion Feature: Except for Investor B Shares held by employee benefit plans, Investor B Shares purchased after July 31, 1997, that have been outstanding for the number of years set forth in the applicable schedule below will, at the end of the month in which the anniversary of such share purchase occurs, automatically convert to Investor A Shares.


Except for Investor B Shares held by employee benefit plans, Investor B Shares of Nations Short-Intermediate Government Fund and Nations Strategic Fixed Income Fund purchased prior to August 1, 1997, will automatically convert to Investor A Shares at the end of the month in which the sixth anniversary of such share purchase occurs.


Except for Investor B Shares held by employee benefit plans, Investor B Shares of Nations Government Securities Fund, Nations Diversified Income Fund and Nations U.S. Government Bond Fund purchased prior to August 1, 1997, will automatically convert to Investor A Shares at the end of the month in which the ninth anniversary of such share purchase occurs.


Upon conversion, shareholders will receive Investor A Shares having a total dollar value equal to the total dollar value of their Investor B Shares, without the imposition of any sales charge or other charge. The operating expenses applicable to Investor A Shares, which are lower than those applicable to Investor B Shares, shall thereafter be applied to such newly converted shares. Shareholders holding converted shares will benefit from the lower annual operating expenses of Investor A Shares, which will have a positive effect on total returns. In each case, shareholders have the right to decline an automatic conversion by notifying their Agent or the Transfer Agent within 90 days before a conversion that they do not desire such conversion.

Reinvestments of dividends and distributions in Investor B Shares will be considered a new purchase for purposes of the conversion schedules set forth below. If a shareholder effects one ormore exchanges among Investor B Shares of the Non-Money Market Funds of Nations Funds during such period, the holding period for shares so exchanged will be counted toward such period.


CONVERSION SCHEDULES
This conversion feature applies to Nations Short-Intermediate Government Fund and Nations Strategic Fixed Income Fund in the manner described by the schedule below:


AMOUNT OF PURCHASE          YEAR OF CONVERSION
$0--$249,999                     6th
$250,000--$499,999               6th
$500,000--$999,999               5th

This conversion feature also applies to the following Funds in the manner described by the schedule below: Nations Government Securities Fund, Nations Diversified Income Fund and Nations U.S. Government Bond Fund:

AMOUNT OF PURCHASE          YEAR OF CONVERSION
$0--$249,999                     9th
$250,000--$499,999               6th
$500,000--$999,999               5th

  How To Redeem Shares




Redemption orders should be transmitted by telephone or in writing through the same Agent that transmitted the original purchase order. Redemption orders for Investor B Shares of the Funds which are received by Stephens, the Transfer Agent or their respective agents before the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value next determined after acceptance of the order. In the event that the Exchange closes early, redemption orders received prior to closing will be priced as of the time the Exchange closes and redemption orders received after the Exchange closes will be deemed received on the next Business Day and priced according to the net asset value determined on the next Business Day. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent or their respective agents, less any applicable CDSC. The Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent or their respective agents and for crediting their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Funds. Except for any CDSC which may be applicable upon the redemption of Investor B Shares, as described below, there is no redemption charge.

Redemption proceeds are normally wired to the redeeming Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent or their respective agents. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.



Nations Funds may redeem a shareholder's Investor B Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Funds also may redeem shares of the Funds involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.


Prior to effecting a redemption of Investor B Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Funds have previously been made. Nations Funds may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.


Rights of Accumulation: An investor may be entitled to a reduced CDSC or to purchase Investor A Shares through Rights of Accumulation. To qualify for a reduced CDSC or to purchase Investor A Shares, an investor must notify the Servicing Agent through which the Investor B Shares are or would be purchased, which in turn must notify Stephens or the Transfer Agent or their respective agents at the time of purchase. Reductions in CDSCs or the availability of Investor A Shares may be modified or terminated at any time and are subject to confirmation of an investor's holdings. An investor who has previously invested in the Nations Funds Family (excluding the Nations Funds' money market and index funds, Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund) may aggregate holdings in such shares with current purchases to determine the applicable CDSC schedule or the availability of Investor A Shares for current purchases. An investor's aggregate investment in the Nations Funds Family for this purpose is the total value (based on the higher of current net asset value or the public offering price originally paid) of: (a) current purchases, and (b) Investor A Shares, Investor B Shares or Investor C Shares that are already beneficially owned by the investor (excluding the Nations Funds' money market and index funds, Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund).


Contingent Deferred Sales Charge: Subject to certain waivers specified below, Investor B Shares purchased prior to January 1, 1996 or after July 31, 1997, may be subject to a CDSC if such shares are redeemed within the years designated in the applicable CDSC schedule set forth below. No CDSC is imposed on increases in net asset value above the initial purchase price, or shares acquired by reinvestment of distributions. Subject to the waivers described below, the amount of the CDSC is determined as a percentage of the lesser of the net asset value or the purchase price of the shares being redeemed. The amount of the CDSC will depend on the number of years since you invested, according to the following table:

CDSC SCHEDULES
A CDSC is imposed at the following declining rates on Investor B Shares of Nations Short-Intermediate Government Fund and Nations Strategic Fixed Income
Fund:

Shares Purchased Prior to January 1, 1996



                                 CDSC as a Percentage of
                               Dollar Amount Subject to
Year Since Purchase Made                Charge
First                        4.0%
Second                       3.0%
Third                        3.0%
Fourth                       2.0%
Fifth                        2.0%
Sixth                        1.0%
Seventh and thereafter                  None


Shares Purchased After July 31, 1997 in amount of $0 -- $499,999

                                 CDSC as a Percentage of
                               Dollar Amount Subject to
Year Since Purchase Made                Charge
First                        3.0%
Second                       2.0%
Third                        1.0%
Fourth and thereafter                   None


Shares Purchased After July 31, 1997 in amount of $500,000 -- $999,999*



                                 CDSC as a Percentage of
                               Dollar Amount Subject to
Year Since Purchase Made                Charge
First                        2.0%
Second                       1.0%
Third and thereafter                    None

* Except as noted below, Investor B Shares are not available to purchasers desiring to invest $1 million or more, other than employee benefit plans whose initial investment is less than $1 million. Such employee benefit plans will continue to be subject to this CDSC schedule even after their aggregate holdings in the Nations Funds Family as described above reaches $1 million.

A CDSC is imposed at the following declining rates on Investor B Shares of Nations Government Securities Fund, Nations Diversified Income Fund and Nations U.S. Government Bond Fund:


Shares Purchased Prior to January 1, 1996



                                 CDSC as a Percentage of
                               Dollar Amount Subject to
Year Since Purchase Made                Charge
First                        5.0%
Second                       4.0%
Third                        3.0%
Fourth                       2.0%
Fifth                        2.0%
Sixth                        1.0%
Seventh and thereafter                  None

Shares Purchased After July 31, 1997 in amount of $0 -- $249,999



                                 CDSC as a Percentage of
                               Dollar Amount Subject to
Year Since Purchase Made                Charge
First                        4.0%
Second                       3.0%
Third                        3.0%
Fourth                       2.0%
Fifth                        1.0%
Sixth and thereafter                    None

Shares Purchased After July 31, 1997 in amount of $250,000 -- $499,999



                                 CDSC as a Percentage of
                               Dollar Amount Subject to
Year Since Purchase Made                Charge
First                        3.0%
Second                       2.0%
Third                        1.0%
Fourth and thereafter                   None

Shares Purchased After July 31, 1997 in amount of $500,000 -- $999,999*



                                 CDSC as a Percentage of
                               Dollar Amount Subject to
Year Since Purchase Made                Charge
First                        2.0%
Second                       1.0%
Third and thereafter                    None

* Except as noted below, Investor B Shares are not available to purchasers desiring to invest $1 million or more, other than employee benefit plans whose initial investment is less than $1 million. Such employee benefit plans will continue to be subject to this CDSC schedule even after their aggregate holdings in the Nations Funds Family as described above reaches $1 million.

In determining whether a CDSC is payable on any redemption, the Fund will first redeem shares not subject to any charge, and then shares resulting in the lowest possible CDSC. Solely for purposes of determining the number of years from the date of purchase of shares, all purchases are deemed to have been made on the trade date of the transaction.

The CDSC will be waived on redemptions of Investor B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner),
(ii) in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or Custodial Account under Section 403(b)(7) of the Code following attainment of age 59 1/2; (c) a tax-free return of an excess contribution to an IRA; and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to Section 72(t)(2) of the Code, (iii) payments made to pay medical expenses which exceed 7.5% of income and distributions to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks, (iv) effected pursuant to Nations Funds' right to liquidate a shareholder's account, including instances where the aggregate net asset value of the Investor B Shares held in the account is less than the minimum account size, (v) in connection with the combination of

Nations Funds with any other registered investment company by a merger, acquisition of assets or by any other transaction, and (vi) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor B Shares in the account. In addition, the CDSC will be waived on Investor B Shares purchased before September 30, 1994 by current or retired employees of NationsBank and its affiliates or by current or former Trustees or Directors of Nations Funds or other management companies managed by NationsBank. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC.


Reinstatement Privilege: Within 120 days after a redemption of Investor B Shares of a Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor B Shares of the same Fund. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinvestment privilege. In order to exercise this privilege, a written order for the purchase of Investor B Shares must be received by the Transfer Agent or by Stephens within 120 days after the redemption.

Automatic Withdrawal Plan: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Funds if the value of the Investor B Shares in his/her accounts within the Nations Funds Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor B Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor B Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor B Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals may reduce principal and will eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. AWPs may be terminated by shareholders on 30 days' written notice to their Selling Agent or by Nations Funds at any time.

  How To Exchange Shares




The exchange feature enables a shareholder to exchange funds as specified below when the shareholder believes that a shift between funds is an appropriate investment decision. The exchange feature enables a shareholder of Investor B Shares of a fund offered by Nations Funds to acquire shares of the same class that are offered by another fund of Nations Funds (except Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund), Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund or Investor C Shares of a Nations Funds money market fund. Additionally, the exchange feature enables a shareholder of Investor B Shares of Nations Short-Term Income Fund to exchange such shares for Investor B Shares of Nations Short-Term Municipal Income Fund. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.



No CDSC will be imposed in connection with an exchange of Investor B Shares that meets the requirements discussed in this section. If a shareholder acquires Investor B Shares of another fund through an exchange, any CDSC schedule applicable (CDSCs may apply to shares purchased prior to January 1, 1996 or after July 31, 1997) to the original shares purchased will be applied to any redemption of the acquired shares. If a shareholder exchanges Investor B Shares of a fund for

Investor C Shares of a money market fund or Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund, the acquired shares will remain subject to the CDSC schedule applicable to the Investor B Shares exchanged. The holding period (for purposes of determining the applicable rate of the CDSC) does not accrue while the shares owned are Investor C Shares of a Nations Funds money market fund or Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund. As a result, the CDSC that is ultimately charged upon a redemption is based upon the total holding period of Investor B Shares of a fund that charges a CDSC.

The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.


The current prospectus for each Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.

Nations Funds and Stephens reserve the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.

The Investor B Shares exchanged must have a current value of at least $1,000. Nations Funds and Stephens reserve the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling the investor's Selling Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.

During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Selling Agent through which the original shares were purchased. An investor should consult his/her Selling Agent or Stephens for further information regarding exchanges.

     Shareholder Servicing And Distribution Plans




Shareholder Servicing Plan: The Funds' shareholder servicing plan ("Servicing Plan") permits the Funds to compensate Servicing Agents for services provided to their Customers that own Investor B Shares. Payments under the Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed .25% of the average daily net asset value of the Investor B Shares.



The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing pur-chase and redemption requests for Investor B Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor B Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor B Shares; (v) arranging for bank wires; and (vi) providing general shareholder liaison services.



Nations Funds may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the Servicing Agreements. See the SAI for more details on the Servicing Plan.

Distribution Plan: Pursuant to Rule 12b-1 under the 1940 Act, the Trustees of Nations Fund Trust and the Directors of Nations Fund, Inc. have approved a Distribution Plan with respect to Investor B Shares of the Funds. Pursuant to the Distribution Plan, the Funds may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the Funds' Investor B Shares. Payments under the Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Trustees or Directors provided that the annual rate may not exceed .75% of the average daily net asset value of the Funds' Investor B Shares.



The fees payable under the Distribution Plan are used primarily to compensate or reimburse Stephens for distribution services provided by it, and related expenses incurred, including payments by Stephens to compensate or reimburse Selling Agents for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Distribution Plan may be made with respect to the following expenses: the cost of preparing, printing and distributing prospectuses, sales literature and advertising materials; commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of Stephens or Selling Agents; overhead and other office expenses; opportunity costs relating to the foregoing; and any other costs and expenses relating to distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating Stephens' or the Selling Agents' offices in connection with the sale of Fund shares, including rent, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communications costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.



Nations Funds and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Distribution Plan described above and the terms of the Sales Support Agreement between Selling Agents and Stephens. See the SAI for more details on the Distribution Plan.



Nations Funds understands that Agents may charge fees to their Customers who own Investor B Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Funds. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Funds and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.



The Adviser may also pay out of its own assets amounts to Stephens or other broker/dealers in connection with the provision of administrative and/or distribution related services to shareholders.


In addition, Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the plan adopted pursuant to Rule 12b-1 under the 1940 Act, pay a bonus or other consideration or incentive to Selling Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens may also from time to time, pay additional consider-ation to Selling Agents not to exceed 4.00% of the offering price per share on all sales of Investor B Shares as an expense of Stephens or for which Stephens may be reimbursed under the plan adopted pursuant to Rule 12b-1 or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.

Stephens has also established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.


  How The Funds Value Their Shares




The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares of the Funds are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. In the event that the Exchange closes early, shares of the Funds will be priced as of the time the Exchange closes. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees or Directors.

     How Dividends And Distributions Are Made; Tax Information



Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly by the Funds. The Funds' net realized capital gains (including net short-term capital gains) are distributed at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.


Investor B Shares of the Funds and Tax-Exempt Bond Funds are eligible to begin earning dividends that are declared on the day the purchase order is executed and continue to be eligible for dividends through and including the day before the redemption order is executed.

The net asset value of Investor B Shares will be reduced by the amount of any dividend or distribution. Accordingly, dividends and distributions on newly purchased shares represent, in substance, a return of capital. However, such dividends and distributions would nevertheless be taxable. Certain Selling Agents may provide for the reinvestment of dividends in the form of additional Investor B Shares of the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the month to which the payment relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor B Shares.

Tax Information: Each Fund intends to continue to qualify as a "regulated investment com-pany" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves the Funds of liability for Federal income tax on amounts distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its net investment income each taxable year. Distributions by a Fund of its net investment income (including net foreign currency gain) and the excess, if any, of its net short-term capital gain over its net long-term capital loss generally are taxable as ordinary income to shareholders, whether such income is received in cash or reinvested in additional shares. Corporate investors generally will not be entitled to the dividends received deduction on dividends paid by the Funds.


Substantially all of the Funds' net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions generally will be taxable to shareholders as net capital gains, regardless of how long the shareholders have held the Funds' shares and whether such distributions are received in cash or reinvested in additional shares. Noncorporate shareholders may be taxed on such distributions at preferential rates.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gain distributions paid during the prior year. Such dividends and capital gain distributions may be subject to state and local taxes.

Dividends and distributions declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends and distributions are actually paid during January of the following year.


Federal law requires Nations Funds to withhold 31% from any distributions paid by Nations Funds and/or redemptions (including exchanges and redemptions in-kind) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold tax on dividendspaid to certain foreign shareholders.


The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to foreign, state and local taxes. Further tax information is contained in the SAI.

  Financial Highlights

The following financial information has been derived from the audited financial statements of Nations Fund Trust and Nations Fund, Inc. PricewaterhouseCoopers LLP is the independent accountant to Nations Fund Trust and Nations Fund, Inc. The reports of PricewaterhouseCoopers LLP for the most recent fiscal period of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such period and are incorporated by reference in the SAI, which is available upon request. For more information see "Organization And History." Shareholders of the Funds will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent accountant.

Information for Investor B Shares of Nations U.S. Government Bond Fund has been derived from the audited financial statements dated May 16, 1997 for the Class B Shares of The Pilot Funds' U.S. Government Securities Fund, the predecessor fund to Nations U.S. Government Bond Fund. This informa-tion has been audited by Arthur Andersen LLP and is provided to help you understand the historical performance of the Fund and its predecessor. The reports of Arthur Andersen LLP accompany the financial statements dated May 16, 1997 and are incorporated by reference in the SAI, which is available upon request.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Nations Short-Term Income Fund

                                           YEAR               YEAR            PERIOD        YEAR         YEAR      PERIOD
                                          ENDED               ENDED           ENDED        ENDED       ENDED        ENDED
Investor B Shares                       03/31/98            03/31/97#     03/31/96(a)#   11/30/95#   11/30/94#    11/30/93*
Operating performance:
Net asset value, beginning of
 period                            $ 9.68                $ 9.76          $ 9.84         $ 9.48       $ 10.01     $  9.94
Net investment income               0.53                  0.55            0.19           0.57          0.47        0.22
Net realized and unrealized
 gain/(loss) on investments         0.09                 (0.08)          (0.08)          0.36        ( 0.51)       0.07
Net increase/(decrease) in net
 asset value from operations        0.62                 $ 0.47           0.11           0.93        ( 0.04)       0.29
Distributions:
Dividends from net investment
 income                            (0.53)                (0.55)          (0.19)          (0.57)      ( 0.45)     ( 0.22)
Distributions in excess of net
 investment income                    --                    --              --              --       ( 0.02)         --
Distributions from capital            --                    --              --              --       ( 0.02)         --
Total dividends and
 distributions                     (0.53)                (0.55)          (0.19)          (0.57)      ( 0.49)     ( 0.22)
Net asset value, end of period      9.77                 $ 9.68          $ 9.76         $ 9.84       $  9.48     $ 10.01
Total return++                      6.51%                 4.89%           1.08%          10.10%      ( 0.46)%      2.96%
Ratios to average net
 assets/supplemental data:
Net assets, end of period
 (in 000's)                        $4,602                $5,536          $7,339         $8,873       $16,550     $39,861
Ratio of operating expenses to
 average net assets                 0.91%(b)(c)           0.90%(b)        0.90%+          0.91%        0.85%       0.72%+
Ratio of net investment income
 to average net assets              5.40%                 5.62%           5.72%+          5.97%        4.88%       4.92%+
Portfolio turnover rate               66%                  172%             73%            224%         293%        121%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements                     1.21%(c)              1.20%           1.23%+          1.21%        1.17%       1.14%+

* Nations Short-Term Income Fund Investor B Shares commenced operations on June 7, 1993.
+    Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average share method.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Nations Short-Intermediate Government Fund



                                                     YEAR        YEAR
                                                    ENDED        ENDED
Investor B Shares                                 03/31/98     03/31/97#
Operating performance:
Net asset value, beginning of period               $ 3.99      $ 4.07
Net investment income                                0.20        0.20
Net realized and unrealized
 gain/(loss) on investments                          0.13       (0.08)
Net increase/(decrease) in net asset
 value from operations                               0.33        0.12
Distributions:
Dividends from net investment
 income                                             (0.20)      (0.20)
Distributions from net realized
 capital gains                                         --         --
Total dividends and distributions                   (0.20)      (0.20)
Net asset value, end of period                     $ 4.12      $ 3.99
Total return++                                       8.35%       3.10%
Ratios to average net
 assets/supplemental data:
Net assets, end of period
 (in 000's)                                        $9,815     $10,788
Ratio of operating expenses to
 average net assets                                  1.34%       1.23%(c)(d)
Ratio of net investment income to
 average net assets                                  4.80%       5.13%
Portfolio turnover rate                               538%        529%
Ratio of operating expenses to
 average net assets without waivers
 and/or expense reimbursements                       1.54%       1.43%(d)



                                             PERIOD           YEAR              YEAR         PERIOD
                                             ENDED            ENDED            ENDED          ENDED
Investor B Shares                        03/31/96(b)#       11/30/95#        11/30/94       11/30/93*
Operating performance:
Net asset value, beginning of period      $  4.14          $  3.93          $  4.28         $ 4.26
Net investment income                        0.07             0.21             0.20           0.09
Net realized and unrealized
 gain/(loss) on investments                 (0.07)            0.21            (0.33)          0.02
Net increase/(decrease) in net asset
 value from operations                       0.00             0.42            (0.13)          0.11
Distributions:
Dividends from net investment
 income                                     (0.07)(a)        (0.21)(a)        (0.20)(a)      (0.09)
Distributions from net realized
 capital gains                                 --               --            (0.02)            --
Total dividends and distributions           (0.07)           (0.21)           (0.22)         (0.09)
Net asset value, end of period            $  4.07          $  4.14          $  3.93         $ 4.28
Total return++                              (0.13)%          11.02%           (2.81)%         2.65%
Ratios to average net
 assets/supplemental data:
Net assets, end of period
 (in 000's)                               $13,789          $14,893          $10,974         $8,847
Ratio of operating expenses to
 average net assets                          1.23%+           1.20%            1.19%          1.15%+
Ratio of net investment income to
 average net assets                          4.72%+           5.28%            5.16%          4.80%+
Portfolio turnover rate                       189%             328%             133%            92%
Ratio of operating expenses to
 average net assets without waivers
 and/or expense reimbursements               1.46%+           1.40%            1.40%          1.39%+

* Nations Short-Intermediate Government Fund Investor B Shares commenced operations on June 7, 1993.
+    Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average share method.
(a)  Includes distribution in excess of less than $0.01 per share.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Nations Government Securities Fund



                                                          YEAR
                                                         ENDED
Investor B Shares                                      03/31/98
Operating performance:
Net asset value, beginning of period                    $ 9.39
Net investment income                                     0.47
Net realized and unrealized gain/(loss) on
 investments                                              0.51
Net increase/(decrease) in net asset value from
 operations                                               0.98
Distributions:
Dividends from net investment income                     (0.47)
Distributions in excess of net investment income            --
Distributions in excess of net realized capital gains       --
Distributions from capital                                  --
Total dividends and distributions                        (0.47)
Net asset value, end of period                          $ 9.90
Total return++                                           10.78%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $32,391
Ratio of operating expenses to average net assets         1.63%(c)(d)
Ratio of net investment income to average net assets      4.85%
Portfolio turnover rate                                    303%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.77%(d)



                                                           YEAR            PERIOD          YEAR        PERIOD
                                                          ENDED            ENDED          ENDED        ENDED
Investor B Shares                                       03/31/97#      03/31/96(b)#     05/31/95#    05/31/94*
Operating performance:
Net asset value, beginning of period                     $  9.67          $  9.86        $ 9.80      $ 10.49
Net investment income                                       0.54             0.47          0.58         0.54
Net realized and unrealized gain/(loss) on
 investments                                               (0.30)           (0.19)         0.06        (0.64)
Net increase/(decrease) in net asset value from
 operations                                                 0.24             0.28          0.64        (0.10)
Distributions:
Dividends from net investment income                      $ (0.52)          (0.45)        (0.54)       (0.49)
Distributions in excess of net investment income              --            (0.02)           --        (0.01)
Distributions in excess of net realized capital gains         --               --            --        (0.05)
Distributions from capital                                $ (0.00)(a)          --         (0.04)       (0.04)
Total dividends and distributions                         $ (0.52)          (0.47)        (0.58)       (0.59)
Net asset value, end of period                            $  9.39         $  9.67        $ 9.86      $  9.80
Total return++                                               2.51%           2.85%         6.86%       (1.09)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $38,807         $50,958       $56,155      $56,313
Ratio of operating expenses to average net assets            1.45%           1.45%+        1.41%        1.38%+
Ratio of net investment income to average net assets         5.63%           5.71%+        6.04%        5.43%+
Portfolio turnover rate                                       468%            199%          413%          56%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements               1.59%           1.60%+          1.59%      1.59%+

*    Nations Government Securities Fund Investor B Shares commenced operations on June 7, 1993.
+    Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average share method.
(a)  Amount represents less than $0.01.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Nations Strategic Fixed Income Fund

                                            YEAR               YEAR           PERIOD           YEAR         YEAR       PERIOD
                                           ENDED               ENDED          ENDED            ENDED       ENDED        ENDED
Investor B Shares                        03/31/98            03/31/97#     03/31/96(a)       11/30/95    11/30/94     11/30/93*
Operating performance:
Net asset value, beginning of period     $  9.62               $ 9.93          $ 10.22       $  9.32    $ 10.55      $ 10.39
Net investment income                      0.51                 0.52             0.16          0.53       0.47         0.21
Net realized and unrealized
 gain/(loss) on investments                0.41                (0.20)          ( 0.29)         0.90     ( 0.89)        0.17
Net increase/(decrease) in net asset
 value from operations                     0.92                 0.32           ( 0.13)         1.43     ( 0.42)        0.38
Distributions:
Dividends from net investment
 income                                  ( 0.51)               (0.52)          ( 0.16)       ( 0.53)    ( 0.45)      ( 0.21)
Distributions in excess of net
 investment income                          --                    --              --             --     ( 0.02)         --
Distributions of net realized capital
 gains                                      --                 (0.11)             --             --     ( 0.34)      ( 0.01)
Distributions from capital                  --                 (0.00)(b)          --             --        --           --
Total dividends and distributions        ( 0.51)               (0.63)          ( 0.16)       ( 0.53)    ( 0.81)      ( 0.22)
Net asset value, end of period           $ 10.03               $ 9.62          $  9.93       $ 10.22    $  9.32      $ 10.55
Total return++                             9.73%                3.23%          ( 1.26)%       15.70%    ( 4.21)%       3.64%
Ratios to average net
 assets/supplemental data:
Net assets, end of period
 (in 000's)                              $2,662                $2,109          $2,496        $2,578     $2,145       $1,620
Ratio of operating expenses to
 average net assets                        1.47%(c)(d)          1.36%(c)         1.37%+        1.36%      1.33%        1.26%+
Ratio of net investment income to
 average net assets                        5.11%                5.33%            4.84%+        5.40%      4.78%        4.75%+
Portfolio turnover rate                    244%                  368%            133%           228%      307%         161%
Ratio of operating expenses to
 average net assets without waivers
 and/or expense reimbursements             1.58%(d)             1.46%(d)         1.48%+        1.46%      1.41%        1.42%+

*   Nations Strategic Fixed Income Fund Investor B Shares commenced operations on June 7, 1993.
+   Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average share method.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Amount represents less than $0.01.
(c) The effect of the credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements was less than 0.01%.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Nations Diversified Income Fund

                                          YEAR            YEAR           PERIOD        YEAR           YEAR           PERIOD
                                         ENDED            ENDED          ENDED        ENDED          ENDED           ENDED
Investor B Shares                      03/31/98         03/31/97#     03/31/96(b)    11/30/95      11/30/94#       11/30/93#*
Operating performance:
Net asset value, beginning of period    $ 10.11          $ 10.42          $ 10.82       $  9.67      $ 10.88         $ 10.59
Net investment income                     0.57             0.61             0.21          0.66         0.67            0.30
Net realized and unrealized
 gain/(loss) on investments               0.44           ( 0.18)          ( 0.40)         1.15       ( 1.06)           0.29
Net increase/(decrease) in net asset
 value from operations                    1.01             0.43           ( 0.19)         1.81       ( 0.39)           0.59
Distributions:
Dividends from net investment
 income                                 ( 0.57)          ( 0.61)          ( 0.21)        ( 0.66)     ( 0.67)(a)      ( 0.30)
Distributions from net realized
 capital gains                             --            ( 0.13)              --             --      ( 0.15)             --
Total dividends and distributions       ( 0.57)          ( 0.74)          ( 0.21)        ( 0.66)     ( 0.82)         ( 0.30)
Net asset value, end of period          $ 10.55          $ 10.11          $ 10.42       $ 10.82      $  9.67         $ 10.88
Total return++                           10.18%            4.18%          ( 1.83)%        19.22%     ( 3.77)%          5.58%
Ratios to average net
 assets/supplemental data:
Net assets, end of period
 (in 000's)                             $65,248          $70,631          $84,692       $90,887      $55,058         $24,630
Ratio of operating expenses to
 average net assets                       1.55%(c)         1.50%(c)         1.52%+         1.55%       1.49%           1.30%+
Ratio of net investment income to
 average net assets                       5.45%            5.98%            5.74%+         6.28%       6.56%           6.27%+
Portfolio turnover rate                   203%             278%               69%            96%        144%             86%
Ratio of operating expenses to
 average net assets without waivers
 and/or expense reimbursements            1.65%(c)         1.60%(c)         1.62%+         1.68%       1.70%           1.70%+

*   Nations Diversified Income Fund Investor B Shares commenced operations on June 7, 1993.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average share method.
(a) Includes distribution in excess of less than $0.01 per share.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements was less than 0.01%.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Nations U.S. Government Bond Fund

                                                                        PERIOD           PERIOD         YEAR     PERIOD
                                                                        ENDED             ENDED       ENDED       ENDED
Investor B Shares*                                                    03/31/98          05/16/97    08/31/96   08/31/95(b)
Operating performance:
Net asset value at the beginning of the period                        $ 10.19           $ 10.52      $ 11.19    $ 10.05
Net investment income                                                   0.41              0.34         0.51       0.46
Net realized and unrealized gain/(loss) on investments                  0.31              0.18       ( 0.22)      1.14
Net increase in net asset value from operations                         0.72              0.52         0.29       1.60
Distributions:
Dividends from net investment income                                  ( 0.41)           ( 0.34)      ( 0.51)    ( 0.46)
Distributions from net realized capital gains                         ( 0.13)           ( 0.51)      ( 0.45)       --
Total dividends and distributions                                     ( 0.54)           ( 0.85)      ( 0.96)    ( 0.46)
Net asset value at the end of the period                              $ 10.37           $ 10.19      $ 10.52    $ 11.19
Total return++                                                          7.14%             4.99%        2.43%     16.19%
Ratios to average net assets/supplemental data:
Net assets at end of period (in 000's)                                $1,004            $1,529       $1,237     $  146
Ratio of operating expenses to average net assets                       1.40%(a)+         1.62%+       1.65%      1.62%+
Ratio of net investment income to average net assets                    4.46%+            4.60%+       4.60%      5.19%+
Portfolio turnover rate                                                 188%               58%           87%      132%
Ratio of operating expenses to average net assets without waivers
 and/or expense reimbursements                                          1.66%(a)+         1.77%+       1.82%      1.87%+

* The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot U.S. Government Securities Fund's Class B Shares which were reorganized into the Nations U.S. Government Bond Fund Investor B Shares as of May 23, 1997.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements was less than 0.01%.
(b) Investor B Shares commenced operations on November 10, 1994.


  Appendix A -- Portfolio Securities


The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of this Prospectus identifies each Fund's permissible investments, and the SAI contains more information concerning such investments.

Asset-Backed Securities: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.

The life of an asset-backed security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.


Mortgage-Backed Securities: Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.


Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.


The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.


The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.


The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.


Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

Collateralized mortgage obligations or "CMOs," are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Inter-est is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.


The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.


Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government Obligations.


A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.



The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity and duration of the Funds. For additional information concerning mortgage-backed securities, see the SAI.


The mortgage-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow thereby lengthening duration and potentially reducing the value of these securities. The debt securities held by the Funds also may be subject to credit risk. Credit risk is the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest. Any such defaults or adverse changes in an issuers financial condition or credit rating may adversely affect the value of the Funds' portfolio investments and, hence, the value of your investment in the corresponding Fund.


Non-Mortgage Asset-Backed Securities: Non- mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass- through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.


Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.


The purchase of non-mortgage-backed securities raises considerations unique to the financing of the instruments underlying such securities. For example, most organizations that issue asset backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

Bank Instruments: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Each Fund will limit its investments in bank obligations so they do not exceed 25% of its total assets at the time of purchase.

U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations) and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.


Borrowings: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements with BONY, the Funds may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.



Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.



At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be creditworthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.


Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

Commercial Instruments: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks.


Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.


Convertible Securities, Preferred Stock, and Warrants: Each Fund may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.

Fixed Income Investing: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.

Foreign Currency Transactions: Each Fund may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.


Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when such Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, a Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of such Fund and the flexibility of such Fund to purchase additional securities. Although forward contracts will be used primarily to protect a Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.


In addition, the Euro will become the single currency in at least 11 European nations used in many financial transactions. Accordingly, the German mark, French franc and other national currencies will no longer be used. Although the impact of implementing the Euro is not possible to predict, the transition could have an effect on the financial markets and economic environment in Europe and other parts of the world. For example, investors may begin to view those countries participating in the Economic Monetary Union as a single combined entity and may alter their investment behavior accordingly. In response to any such effect of the Euro implementation, the Adviser may need to adapt its investment policies and strategy.


Foreign Securities: Foreign securities include debt and equity obligations (dollar- and non-dollar-denominated) of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on income (including interest, distributions and disposition proceeds), possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.


Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign securities markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign securities exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign securities exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.


The Funds may invest indirectly in the securities of foreign issuers through sponsored or unsponsored ADRs, American Depositary Shares ("ADSs"), Global Depositary Receipts ("GDRs") and EDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as the underlying securities which they represent. Ownership of unsponsored ADRs, ADSs, GDRs and EDRs may not entitle the Funds to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs, ADSs, GDRs or EDRs. Generally, ADRs and ADSs in registered form, are designed for use in the U.S. securities markets. GDRs are designed for use in both the U.S. and European securities markets. EDRs, in bearer form, are designed for use in European securities markets. ADRs, ADSs, GDRs and EDRs also involve certain risks of other investments in foreign securities.

Futures, Options and Other Derivative Instruments: Each Fund may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as equity swap contracts, interest rate swaps, currency swaps, caps, collars and floors.

The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.

Illiquid Securities: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid. Repurchase agreements, time deposits and guaranteed investment contracts that do not provide for payment to a Fund within seven days after notice, and illiquid restricted securities are subject to the limitation on illiquid securities.


If otherwise consistent with their investment objectives and policies, the Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Directors/Trustees or the Adviser, acting under guidelines approved and monitored by such Fund's Board of Directors/Trustees, after considering trading activ-ity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illiquidity of a Fund holding such securities may increase during such period.

Interest Rate Transactions: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, i.e., the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent a specified index is below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

Lower-Rated Debt Securities: Nations Diversified Income Fund may invest in lower-rated debt securities. Lower rated, high-yielding securities are those rated "Ba" or "B" by Moody's or "BB" or "B" by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. Each Fund that may invest in lower-rated debt securities intends to limit their investments in lower-quality debt securities to 35% of assets.

The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Board of Directors/ Trustees of the Funds, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.



The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.


Since the risk of default is higher for lower-rated securities, the Adviser will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.


Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.

Money Market Instruments: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury Obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

Municipal Securities: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.


Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.


Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.


Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts holding pools of tax exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.


Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal securities. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.


In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/ dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified municipal securities at a speci-fied price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


Other Investment Companies: Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Pursuant to an exemptive order issued by the SEC, the Nations Funds' non-money market funds may purchase shares of Nations Funds' money market funds.

Repurchase Agreements: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a maturity of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Funds.

Securities Lending: To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be creditworthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 33% of the value of its total assets, which may include cash collateral received for securities loans. Cash collateral received by a Nations Fund may be invested in a Nations Funds' money market fund.


Stock Index, Interest Rate and Currency Futures Contracts: The Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S.

dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. Government Obligations: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the GNMA; some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the FNMA. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.


The market value of U.S. Government Obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Variable- and Floating-Rate Instruments:
Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic and foreign banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.

When-Issued, Delayed Delivery and Forward Commitment Securities: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities take place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.


  Appendix B -- Description Of Ratings

The following summarizes the highest eight ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.


       AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

       AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

       A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

       BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhib-its adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

       BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

       CCC, CC -- An obligation rated CCC is vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation; an obligation rated CC is highly vulnerable to nonpayment.


To provide more detailed indications of credit quality, the AA, A, BBB and CCC ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest eight ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

       Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       Caa, Ca -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through

B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.


The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:


       AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.


       AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.


       A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.


       BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.


To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.


The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:


       AAA -- "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

       AA -- "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


       A -- "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.


       BBB -- "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:


       MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.


       MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.


The following summarizes the two highest ratings used by S&P for short-term municipal notes:


       SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.


       SP-2 -- Satisfactory capacity to pay principal and interest.


The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3.

D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


The following summarizes the two highest rating categories used by Fitch for short-term obligations:


       F1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.


       F1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F1+.


Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Commercial paper rated A-3 or B correlates with the S&P Bond rankings (described above) of BBB/ BBB- and BB+, respectively.


The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


For commercial paper, D&P uses the short-term debt ratings described above.


For commercial paper, Fitch uses the short-term debt ratings described above.


BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.


BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:


       AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

       AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

       A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

       BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.


       TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.


       TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".


       TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.


       TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

Prospectus
                                                               Investor C Shares

                                                                 August 1, 1998



This Prospectus describes the investment portfolios listed in the column to the right (each a "Fund" and collectively the "Money Market Funds") of Nations Fund Trust and Nations Fund, Inc., each an open-end management investment company in the Nations Funds Family ("Nations Funds" or "Nations Funds Family"). This Prospectus describes one class of shares of each Money Market Fund -- Investor C Shares.



THE MONEY MARKET FUNDS SEEK TO MAINTAIN A NET ASSET VALUE OF $1.00 PER SHARE.



INVESTMENTS IN THE MONEY MARKET FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.



This Prospectus sets forth concisely the information about each Fund that a prospective purchaser of Investor C Shares should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about Nations Fund Trust and Nations Fund, Inc. is contained in a separate Statement of Additional Information (the "SAI"), that has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by writing or calling Nations Funds at its address or telephone number shown below. The SAI for Nations Funds, dated August 1, 1998, is incorporated by reference in its entirety into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference in this Prospectus and other information regarding registrants that file electronically with the SEC. NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to each of the Funds. TradeStreet Investment Associates, Inc. ("TradeStreet") is the investment sub-adviser to the Funds. As used herein the term "Adviser" shall mean NBAI and/or TradeStreet as the context may require, see "How The Funds Are Managed."



SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE SERVICES TO NATIONS FUNDS, FOR WHICH THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR NATIONS FUNDS.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Nations Prime Fund
Nations Treasury Fund
Nations Government Money Market Fund
Nations Tax Exempt Fund

For Fund information call:
1-800-321-7854


Nations Funds
c/o Stephens Inc.
One NationsBank Plaza
33rd Floor
Charlotte, NC 28255



(NATIONS FUNDS logo)




NF-96139-8/98

                                                              Table Of Contents

About The
Funds

                          Prospectus Summary                                  3
                          -----------------------------------------------------

                          Expenses Summary                                    4

                          -----------------------------------------------------


                          Objectives                                          5

                          -----------------------------------------------------


                          How Objectives Are Pursued                          5

                          -----------------------------------------------------


                          How Performance Is Shown                            8

                          -----------------------------------------------------


                          How The Funds Are Managed                           9

                          -----------------------------------------------------


                          Organization And History                           12

                          -----------------------------------------------------

About Your
Investment


                          How To Buy Shares                                  13

                          -----------------------------------------------------

                          How To Redeem Shares                               14

                          -----------------------------------------------------


                          How To Exchange Shares                             15

                          -----------------------------------------------------


                          Shareholder Servicing Plan                         16

                          -----------------------------------------------------


                          How The Funds Value Their Shares                   17

                          -----------------------------------------------------

                          How Dividends And Distributions Are Made;
                          Tax Information                                    17

                          -----------------------------------------------------



                          Financial Highlights                               19

                          -----------------------------------------------------

                          Appendix A -- Portfolio Securities                 22
                          -----------------------------------------------------

                          Appendix B -- Description Of Ratings               29
                          -----------------------------------------------------


                          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds


  Prospectus Summary
o TYPE OF COMPANIES: Open-end management investment companies.
o INVESTMENT OBJECTIVES AND POLICIES:

 o Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

 o Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

 o Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.

 o Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.


 o INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NBAI provides investment management services to more than 60 investment company portfolios in the Nations Funds Family. TradeStreet Investment Associates, Inc., an affiliate of NBAI, provides investment sub-advisory services to the Funds. For more information about the investment adviser and investment sub-adviser to the Nations Funds, see "How The Funds Are Managed."

 o DIVIDENDS AND DISTRIBUTIONS: The Funds declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains, are distributed at least annually.

 o RISK FACTORS: Although NBAI, together with the sub-adviser, seek to achieve the investment objective of each Fund, there is no assurance that they will be able to do so. Investments in a Fund are not insured against loss of principal. Although each Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. For a discussion of these and other factors, see "How Objectives Are Pursued -- Restraints on Investments by Money Market Funds" and "Appendix A."


 o MINIMUM PURCHASE: $1,000 minimum initial investment per record holder. See "How To Buy Shares."

     Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Investor C Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.


NATIONS FUNDS INVESTOR C SHARES



                                                                                     Nations
                                                                        Nations    Government   Nations Tax
                                                             Nations   Treasury      Money        Exempt
Shareholder Transaction Expenses                          Prime Fund     Fund     Market Fund      Fund
Sales Load Imposed on Purchases                             None        None         None          None
Deferred Sales Charge                                       None        None         None          None
Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fees (After Fee Waivers)                        .16%       .16%         .14%           .16%
Rule 12b-1 Fees                                             None        None         None          None
Shareholder Servicing Fees                                 .25%       .25%         .25%           .25%
Other Expenses (After Expense Reimbursements)              .14%       .14%         .16%           .14%
Total Operating Expenses (After Fee Waivers and Expense
 Reimbursements)                                           .55%       .55%         .55%           .55%


Examples: You would pay the following expenses on a $1,000 investment in Investor C Shares of the indicated Fund, assuming (1) a 5% annual return and
(2) redemption at the end of each time period.


                                            Nations
                              Nations    Government
             Nations Prime   Treasury   Money Market   Nations Tax
                 Fund          Fund         Fund       Exempt Fund
1 Year            $ 6           $ 6          $ 6           $ 6
3 Years           $18           $18          $18           $18
5 Years           $31           $31          $31           $31
10 Years          $69           $69          $69           $69


The purpose of the foregoing table is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor C Shares will bear either directly or indirectly. The figures contained in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and/or reimbursements will continue. In particular, to the extent Other Expenses are less than those shown, waivers and/or reimbursements of Management Fees, if any, may decrease. Shareholders will be notified of any decrease that materially increases Total Operating Expenses. If fee waivers and/or reimbursements are decreased or discontinued, the amounts contained in the "Examples" above may increase. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed."

Absent fee waivers, "Management Fees," "Other Expenses" and "Total Operating Expenses" for Investor C Shares of the indicated Fund would have been as follows: Nations Prime Fund -- .20%, .15% and .60%, respectively; Nations Treasury Fund -- .20%, .15% and .60%, respectively; Nations Government Money Market Fund -- .40%, .19% and .84%, respectively; and Nations Tax Exempt Fund -- .40%, .16% and .81%, respectively.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

  Objectives





Each Money Market Fund endeavors to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments with remaining maturities of 397 days or less from the date of purchase. Securities subject to repurchase agreements may have longer maturities.


Nations Prime Fund: Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

Nations Treasury Fund: Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

Nations Government Money Market Fund:
Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.

Nations Tax Exempt Fund: Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.


Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in the Funds are not insured against loss of principal.


  How Objectives Are Pursued




Nations Prime Fund: In pursuing its investment objective, the Fund may invest in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations") and other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities (together, with U.S. Treasury Obligations, "U.S. Government Obligations"), bank and commercial instruments that may be available in the money markets, high quality short-term taxable obligations issued by state and local governments, their agencies and instrumentalities and repurchase agreements relating to U.S. Government Obligations and qualified first tier (as defined below) money market collateral. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in guaranteed investment contracts and instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers. In addition, the Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule

2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."


Nations Treasury Fund: In pursuing its investment objective, the Fund invests in U.S. Treasury Obligations and repurchase agreements secured by such obligations. The Fund may also purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund may also invest in obligations the principal and interest of which are backed by the full faith and credit of the U.S. Government, provided that the Fund shall, under normal market conditions, invest at least 65% of its total assets in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government and repurchase agreements secured by such obligations. The Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."



Nations Government Money Market Fund:
In pursuing its investment objective, the Fund invests in U.S. Government Obligations. Although the Fund may invest in repurchase agreements it does not currently intend to do so. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."

Nations Tax Exempt Fund: In pursuing its investment objective, the Fund invests in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax ("Municipal Securities"). The Fund will not knowingly purchase securities the interest on which is subject to such tax. A portion of the Fund's assets, however, may be invested in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax. See "How Dividends And Distributions Are Made; Tax Information."



The Fund invests in Municipal Securities that are determined to present minimal credit risks and that, at the time of purchase, are considered to be of "high quality" -- E.G., having a long-term rating of "A" or higher from Duff & Phelps Credit Rating Co. ("D&P"), Fitch IBCA ("Fitch"), Standard & Poor's Corporation ("S&P"), Thomson BankWatch, Inc. ("BankWatch"), or Moody's Investors Services, Inc. ("Moody's") in the case of certain bonds which are lacking a short-term rating from the requisite number of nationally recognized statistical rating organizations (each an "NRSRO"); rated "D-1" or higher by D&P, "F1" or higher by Fitch, "SP-1" by S&P, or "MIG-1" by Moody's in the case of notes; rated "D-1" or higher by D&P, "F1" or higher by Fitch, or "VMIG-1" by Moody's in the case of variable-rate demand notes; or rated "D-1" or higher by D&P, "F1" or higher by Fitch, "A-1" or higher by S&P, or "Prime-1" by Moody's in the case of tax-exempt commercial paper. D&P, Fitch, S&P, Moody's and BankWatch are nationally recognized statistical rating organizations (collectively, "NRSROs"). Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Adviser pursuant to guidelines approved by Nations Fund Trust's Board of Trustees. The applicable Municipal Securities ratings are described in "Appendix B."



The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Prospectus and the SAI.

The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Adviser, desirable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income. As a matter of fundamental policy, under normal market conditions, at least 80% of the Fund's net assets will be invested in Municipal Securities. Investments in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not be treated as Municipal Securities in determining whether the Fund is in compliance with this 80% requirement. The Fund also may invest in securities issued by other investment companies that invest in securities consistent with the Fund's investment objective and policies. The Fund also may invest in instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning the Fund's investments, see "Appendix A."

Restraints on Investments by Money Market Funds: In order for the Funds to value their investments on the basis of amortized cost (see "How The Funds Value Their Shares"), investments must be in accordance with the requirements of Rule 2a-7 under the 1940 Act, some of which are described below. A Money Market Fund is limited to acquiring obligations with a remaining maturity of 397 days or less, or obligations with greater maturities, provided such obligations are subject to demand features or resets which are less than 397 days, and to maintaining a dollar-weighted average portfolio maturity of 90 days or less. Quality requirements generally limit investments to U.S. dollar denominated instruments determined to present minimal credit risks and that, at the time of acquisition, are rated in the first or second rating categories (known as "first tier" and "second tier" securities, respectively) by the required number of NRSROs (at least two or, if only one NRSRO has rated the security, that one NRSRO) or, if unrated by any NRSRO, are (i) comparable in priority and security to a class of short-term securities of the same issuer that has the required rating, or (ii) determined to be comparable in quality to securities having the required rating. The diversification requirements provide generally that a Money Market Fund may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer except that up to 25% of total assets may be invested in the first tier securities of a single issuer for three business days. Additionally (except for Nations Tax Exempt
Fund), no more than 5% of total assets may be invested, at the time of acquisition, in second tier securities in the aggregate, and any investment in second tier securities of one issuer is limited to the greater of 1% of total assets or one million dollars. Securities issued by the U.S. Government, its agencies, authorities or instrumentalities are exempt from the quality requirements, other than minimal credit risk. In the event that a Fund's investment restrictions or permissible investments are more restrictive than the requirements of Rule 2a-7, the Fund's own restrictions will govern.

Year 2000 Issue: Many computer programs employed throughout the world use two digits to identify the year. Unless modified, these programs may not correctly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. Any failure to adapt these programs in time could hamper the Funds' operations. The Funds' principal service providers have advised the Funds that they have been actively working on implementing necessary changes to their systems, and that they expect that their systems will be adapted in time, although there can be no assurance of success. Because the Year 2000 issue affects virtually all organizations, the companies or governmental entities in which the Funds invest could be adversely impacted by the Year 2000 issue, although the extent of such impact cannot be predicted. To the extent the impact on a portfolio holding is negative, a Fund's return could be adversely affected.

Investment Limitations: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fun-damental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAI.


Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments in obligations of domestic banks.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or are privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.


3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of such Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's total assets, such Fund will not hold more than 10% of the voting securities of any issuer.

In addition, as a matter of non-fundamental policy, Nations Tax Exempt Fund may not purchase any securities other than obligations the interest on which is exempt from Federal income tax and stand-by commitments with respect to such obligations.

The investment objectives and policies of each Fund, unless otherwise specified, are non-fundamental and may be changed without shareholder approval. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their current positions and needs.


  How Performance Is Shown


From time to time, a Fund may advertise the "yield" and "effective yield" on a class of shares and Nations Tax Exempt Fund also may advertise the "tax-equivalent yield" of a class of shares. YIELD, EFFECTIVE YIELD AND TAX EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.


The "yield" of a class of shares of a Fund refers to the income generated by an investment in such class over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a class of shares of the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" of each class of shares of Nations Tax Exempt Fund shows the level of taxable yield needed to produce an after-tax equivalent to such class's tax- free yield. This is done by increasing the class's yield (as calculated above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate. The tax-equivalent yield of a class of shares will always be higher than its "yield."


Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with such Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank depos-its, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Any fees charged by selling and/or servicing agents to their customers' accounts for automatic investment or other cash management services will not be included in calculations of yield.

In addition to Investor C Shares, the Money Market Funds offer Primary A, Primary B, Investor A, Investor B and Daily Shares. Each class of shares may bear different sales charges, shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of a Fund's shares. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or the investor's Agent (as defined below) or by calling Nations Funds at the toll-free number indicated on the cover of this Prospectus.


  How The Funds Are Managed


The business and affairs of each of Nations Fund Trust and Nations Fund, Inc. are managed under the direction of their Board of Trustees and Board of Directors, respectively. The SAI contains the names of and general background information concerning each Director/Trustee of Nations Fund, Inc. and Nations Fund Trust.


As described below, each Fund is advised by NBAI which is responsible for the overall management and supervision of the investment management of each Fund. Each Fund also is sub-advised by a separate investment sub-adviser, which as a general matter is responsible for the day-to-day investment decisions for the respective Fund.


Nations Funds and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.


NationsBank Corporation, the parent company of NationsBank, has signed an agreement to merge with BankAmerica Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the second half of 1998. NationsBank and NBAI have advised the Funds that the merger will not reduce the level or quality of advisory and other services provided to the Funds.


Investment Adviser: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NationsBank has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.


TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to the Funds. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.



Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s Board of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Fund, if the Adviser believes that the quality of the transactions and the commissions are comparable to what they would be with other qualified brokerage firms.

From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.


For the services provided and expenses assumed pursuant to various investment advisory agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: .25% of the first $250 million of the combined average daily net assets of both Nations Prime Fund and Nations Treasury Fund, plus .20% of the combined average daily net assets of such Funds in excess of $250 million; and .40% of the average daily net assets of each of Nations Government Money Market Fund and Nations Tax Exempt Fund.

For the services provided pursuant to investment sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rate of .055% of the average daily net assets of each Fund.

From time to time, NBAI (and/or TradeStreet) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees or expenses payable by a Fund. In addition, the Adviser may from time to time compensate Agents, (as defined below,) for providing certain services to customers.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund Trust paid NBAI under the investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Government Money Market Fund -- .13% and Nations Tax Exempt Fund --
 .16%.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund, Inc. paid NBAI under the investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Prime Fund -- .17% and Nations Treasury Fund -- .18%.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, NBAI paid TradeStreet under the investment sub-advisory agreements, sub-advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Government Money Market Fund -- .055%, Nations Tax Exempt Fund --
 .055%, Nations Prime Fund -- .055% and Nations Treasury Fund -- .055%.

The Taxable Money Market Management Team of TradeStreet is responsible for the day-to-day management of Nations Prime Fund, Nations Treasury Fund and Nations Government Money Market Fund.

The Tax-Exempt Money Market Management Team of TradeStreet is responsible for the day-to-day management of Nations Tax Exempt Fund.

Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank, has advised Nations Funds and NationsBank that NationsBank and its affiliates may perform the services contemplated by the investment advisory agreements and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such federal or state statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

Other Service Providers: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Funds pursuant to administration agreements. Pursuant to the terms of the administration agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.

First Data Investor Services Group, Inc. ("First Data"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange

Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Funds pursuant to co-administration agreements. Under the co-administration agreements, First Data provides various administrative and accounting services to the Funds, including performing the calculations necessary to determine net asset values per share and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain general accounting records for the Funds. For the services rendered pursuant to the administration and co-administration agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to .10% of each Fund's average daily net assets.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund Trust paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Government Money Market Fund -- .08% and Nations Tax Exempt Fund -- .08%.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund, Inc. paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Prime Fund -- .08% and Nations Treasury Fund -- .08%.

NBAI serves as sub-administrator for the Funds pursuant to a sub-administration agreement. Pursuant to the terms of the sub-administration agreement, NBAI assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NBAI is entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.

Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer. Nations Funds has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to servicing agents that assist customers in purchasing Investor C Shares of the Funds.

The Bank of New York ("BONY" or the "Custodian"), located at 90 Washington Street, New York, New York 10286, provides custodial services for the assets of all Nations Funds, except the international portfolios. In return for providing custodial services to the Nations Funds Family, BONY is entitled to receive, in addition to out-of-pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations Funds' non-money market funds up to $10 billion; and (ii) 1/2 of one basis point on the excess, including all Nations Funds' Money Market Funds.


First Data serves as transfer agent (the "Transfer Agent") for the Funds' Investor C Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.


PricewaterhouseCoopers LLP serves as independent accountant to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.

Expenses: The accrued expenses of each Fund are deducted from the Funds' total accrued income before dividends are declared. These expenses include, but are not limited to: fees paid to the Adviser, Stephens and First Data; taxes; interest; fees (including fees paid to Nations Funds' Directors, Trustees and officers); federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Any general expenses of Nations Fund Trust and/or of Nations Fund, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust and/or of Nations Fund, Inc. or in such other manner as the Board of Trustees or Board of Directors deems appropriate.

     Organization And History


The Funds are members of the Nations Funds Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Institutional Reserves, Nations Annuity Trust and Nations LifeGoal Funds, Inc. The Nations Funds Family currently has more than 60 distinct investment portfolios and total assets in excess of $40 billion.

Nations Fund Trust: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. Nations Fund Trust's fiscal year end is March 31; prior to 1996, Nations Fund Trust's fiscal year end was November 30. The Money Market Funds currently offer six classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares, Investor C Shares and Daily Shares. This Prospectus relates only to the Investor C Shares of the following Funds of Nations Fund Trust: Nations Government Money Market Fund and Nations Tax Exempt Fund. To obtain additional information regarding other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Funds at 1-800-321-7854.



Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.



Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the SAI for examples of instances where the 1940 Act requires voting by fund.


As of August 1, 1998, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI.



Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.


Nations Fund, Inc.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. Nations Fund, Inc.'s fiscal year end is March 31; prior to 1996, Nations Fund, Inc.'s fiscal year end was May 31. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 460,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds, each of which consists of separate classes of shares. This Prospectus relates only to the Investor C Shares of the following Funds of Nations Fund, Inc.: Nations Prime Fund and Nations Treasury Fund. To obtain additional information regarding other classes of shares which may be available to you, contact your Agent (as defined below) or Nations Funds at 1-800-321-7854.



Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.


Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of Directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc.. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and nonassessable.



As of August 1, 1998, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings, except when required by the 1940 Act or Maryland law.


Because this Prospectus combines disclosure on two separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning another investment company. Nations Fund Trust and Nations Fund, Inc. have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.


About Your Investment


  How To Buy Shares




The Funds have established various procedures for purchasing Investor C Shares in order to accommodate different investors. Purchase orders may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into shareholder servicing agreement ("Servicing Agreement") with Nations Funds ( "Servicing Agents") and/or a sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents"). Servicing Agents and Selling Agents are sometimes referred to as "Agents".


The Funds reserve the right, in their discretion, to make Investor C Shares available to other categories of investors, including those who become eligible in connection with a merger or reorganization.

There is a minimum initial investment of $1,000 for each recordholder.



Investors exchanging Investor B Shares of a non-money market fund of the Nations Funds Family for Investor C Shares of the Money Market Funds and investors who have entered into managed account arrangements with a Servicing Agent are eligible to invest in Investor C Shares of the Funds. Under a managed account arrangement investors would be provided with some or all of the following types of services or features: automated investment of excess account cash balances; debit cards; checking privileges; direct deposit; automatic bill payment; federal funds transfer; travelers checks; charge card protection; and periodic summary account statements.

Purchases of the Money Market Funds may be effected on days on which the Federal Reserve Bank of New York is open for business (a "Business Day").


Servicing Agents will perform various shareholder services for their customers ("Customers") who from time to time own of record or beneficially Investor C Shares. From time to time the Servicing Agents and the Funds may agree to voluntarily reduce the fees payable for shareholder services. See "Shareholder Servicing Plan."

Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Investor C Shares is recorded on the books of the Funds and share certificates are not issued.


Effective Time of Purchases: Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by Stephens, the Transfer Agent or their respective agents as the case may be. A purchase order must be received by Stephens or by the Transfer Agent by 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund). A purchase order received after such time will not be accepted; notice thereof will be given to the Agent or investor placing the order, and any funds received will be returned promptly to the sending Agent or investor. If federal funds are not available by 4:00 p.m., Eastern time, the order will be canceled. Investor C Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent or their respective agents as the case may be.


The Servicing Agents are responsible for transmitting orders for purchases by their Customers and delivering required funds on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Funds.

Telephone Transactions: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to authorize requests in writing only. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Funds and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Funds requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Funds reserves the right to record all telephone conversations. Shareholders should be aware that during periods of significant economic or market change, telephone transactions may be difficult to complete.

  How To Redeem Shares




Redemption orders should be transmitted by telephone or in writing through the same Selling Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Fund, Stephens, the Transfer Agent or their respective agents as the case may be. The Selling Agents are responsible for transmitting Selling orders to Stephens, the Transfer Agent or their respective agents and for crediting their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Funds.


Redemption orders must be received on a Business Day before 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), and payment will normally be wired the same day to the Agent or investor. Nations Funds reserves the right to wire redemption proceeds within three Business Days after receiving the redemption orders if, in the judgment of the Adviser, an earlier payment could adversely impact a Fund. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. Redemption orders received after 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), for execution on that Business Day.

Nations Funds may redeem a shareholder's Investor C Shares if the balance in such shareholder's account with the Fund drops below $500 as a result of redemptions, and the shareholder does not increase the balance to at least $500 on 60 days written notice. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Funds also may redeem shares involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.


Prior to effecting a redemption of Investor C Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Funds have previously been made. Nations Funds may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

  How To Exchange Shares

Shares Purchased Directly Through a Servicing Agent: Investor C Shares of a Money Market Fund purchased directly through a Servicing Agent may not be exchanged for shares of another fund of Nations Funds.


Shares Acquired Through an Exchange: The exchange feature enables a shareholder who acquires Investor C Shares of a Money Market Fund through an exchange of Investor B Shares of a non-money market fund or a permissible exchange of Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund to re-exchange such shares for Investor C Shares of another Money Market Fund, Investor B Shares of any non-money market fund of Nations Funds (except Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund) or for Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund. A re-exchange of Investor C Shares for shares of another fund is made on the basis of the next calculated net asset value per share of each fund after the exchange order is received.



If a shareholder acquires Investor C Shares of a Money Market Fund through an exchange, the acquired shares (and any other Investor A or Investor C Shares acquired through a re-exchange of such shares) will remain subject to the contingent deferred sales charge ("CDSC") schedule applicable to the original Investor B Shares purchased.


The holding period (for the purpose of determining the applicable rate of the CDSC) does not accrue as long as the investor holds Investor C Shares of a Money Market Fund or Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund. As a result, the CDSC that is ultimately charged upon redemption is based upon the total holding period of Investor B Shares of a non-money market fund that charges a CDSC.


The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.



The current prospectus for each Fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it care-fully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.


Nations Funds and Stephens reserve the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.



Investor C Shares may be exchanged by directing a request directly to the Selling Agent through which the original Investor C Shares were acquired or in some cases to Stephens or the Transfer Agent. Your exchange feature may be governed by your account agreement with your Selling Agent.


During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing your request directly to the Selling Agent through which the original shares were purchased. Investors should consult their Selling Agent or Stephens for further information regarding exchanges.


  Shareholder Servicing Plan



The Directors and Trustees have approved a Shareholder Servicing Plan (the "Servicing Plan") with respect to Investor C Shares of each Fund. Pursuant to the Servicing Plan, a Fund may pay Servicing Agents that have entered into a Servicing Agreement with Nations Funds for certain shareholder support services that are provided by the Servicing Agents. Payments under the Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors or the Board of Trustees, provided that the annual rate may not exceed .25% of the average daily net asset value of a Fund's Investor C Shares. The shareholder services provided by Servicing Agents may include general shareholder liaison services; processing purchase, exchange and redemption requests from Customers and placing orders with Stephens or the Transfer Agent; processing dividend and distribution payments from a Fund on behalf of Customers; providing sales information periodically to Customers, including information showing their positions in Investor C Shares; providing sub- accounting with respect to Investor C Shares beneficially owned by Customers or the information necessary for sub-accounting; responding to inquiries from Customers concerning their investment in Investor C Shares; arranging for bank wires; and providing such other similar services as may be reasonably requested.

Nations Funds understands that Servicing Agents may charge fees to their Customers who are the owners of Investor C Shares for additional services provided in connection with their Customers' accounts. These fees would be in addition to any amounts which may be received by Servicing Agents under a Servicing Agreement with Nations Funds. The Servicing Agreements require Servicing Agents to disclose to their Customers any compensation payable to the Servicing Agents by Nations Funds and any other compensation payable by Customers in connection with the investment of their assets in Investor C Shares. Customers should read this Prospectus in light of the terms governing their accounts with their Servicing Agents.


Nations Funds may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Funds' Servicing Plan described above and the terms of the Servicing Agreements. See the SAI for more details on the Servicing Plan.

The Adviser may also pay out of its own assets amounts to Stephens or other broker/dealers in connection with provision of administrative and/or distribution related services to shareholders.

In addition, Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the Investor B Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens may also, from time to time, pay additional consideration to Agents not to exceed 1.00% of the offering price per share on all sales of Investor B Shares as an expense of Stephens or for which Stephens may be reimbursed under the Investor B Plan. Any such additional consideration or incentive program may be terminated at any time by Stephens.

Stephens has also established a non-cash compensation program pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.


  How The Funds Value Their Shares




The net asset value of a share of each class is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), each Business Day. Currently, the days on which the Federal Reserve Bank of New York is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.


The assets in the Money Market Funds are valued based upon the amortized cost method. Although Nations Funds seeks to maintain the net asset value per share of these Funds at $1.00, there can be no assurance that their net asset value per share will not vary.


     How Dividends And Distributions Are Made; Tax Information




Dividends and Distributions: Dividends from net investment income for each Fund are declared daily at 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), on the day of declaration. Investor C Shares begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (E.G., the settlement date). Dividends are paid within five Business Days after the end of each month. Dividends are paid in the form of additional Investor C Shares of the same Fund unless the Customer has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Fund's Transfer Agent and will become effective with respect to dividends paid after its receipt. Your dividend election may be governed by your account agreement with your Agent. Dividends are paid in cash within five Business Days after a shareholder's complete redemption of his/ her Investor C Shares in a Fund. To the extent that there are any net realized short-term capital gains, they will be paid at least annually.

Each Fund's net investment income available for distribution to the holders of Investor C Shares will be reduced by the amount of Sales Support and shareholder servicing fees paid to Selling Agents and Servicing Agents, respectively, and by the amount of retail transfer agency fees payable to the Transfer Agent applicable to Investor C Shares.

Tax Information: Each Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income tax on amounts distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its net investment income (including, for this purpose net short-term capital gains) each taxable year. Distributions by Nations Prime Fund, Nations Treasury Fund and Nations Government Money Market Fund of such income generally will be taxable as ordinary income to shareholders, whether such income is received in cash or reinvested in additional shares. These distributions will not qualify for the dividends received deduction for corporate shareholders.

The Funds do not expect to realize any net capital gains (generally, the excess of net long-term capital gains over short-term capital loss), and therefore, do not expect to distribute any capital gains dividends.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends (and capital gain distributions, if applicable) paid during the prior year. Such dividends (and capital gain distributions) may be subject to state and local taxes.

Dividends and distributions declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year in the event such dividends and distributions are actually paid during January of the following year.

Federal law requires Nations Funds to withhold 31% from any distributions (other than exempt-interest dividends) paid by Nations Funds and/or redemptions (including exchanges and redemptions in-kind) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold tax on dividends.

Nations Tax Exempt Fund: Nations Tax Exempt Fund is permitted to pass through to its shareholders tax-exempt income ("exempt-interest dividends") subject to certain requirements which the Fund intends to satisfy. The Fund does not intend to earn investment company taxable income or net capital gains; to the extent that it does earn taxable income or net capital gains, distributions to shareholders from such sources will be subject to Federal income tax. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their federal gross income under Section 103(a) of the Code unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. (See the SAI under "Additional Information Concerning Taxes.") Distributions of net investment income by the Nations Tax Exempt Fund may be taxable to investors under state or local law even though a substantial portion of such distribution may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.


The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to foreign, state and local taxes. Further tax information is contained in the SAI.

     Financial Highlights

The following financial information has been derived from the audited financial statements of Nations Fund Trust and Nations Fund, Inc. PricewaterhouseCoopers LLP is the independent accountant to Nations Fund Trust and Nations Fund, Inc. The reports of PricewaterhouseCoopers LLP for the most recent fiscal period of Nations Fund Trust and Nations Fund, accompany the financial statements for such period and are incorporated by reference in the SAI, which is available upon request. For more information see "Organization and History." Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Funds' independent accountant.


FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Prime Fund





                                                         YEAR        YEAR          PERIOD         YEAR          PERIOD
                                                        ENDED        ENDED         ENDED          ENDED         ENDED
Investor C Shares                                     03/31/98     03/31/97     03/31/96(a)     05/31/95      05/31/94*
Operating performance
Net asset value, beginning of year                    $ 1.00       $ 1.00       $ 1.00          $ 1.00       $ 1.00
Net investment income                                 0.0522       0.0495       0.0447          0.0493       0.0155
Dividends from net investment income                 (0.0522)     (0.0495)     (0.0447)        (0.0493)     (0.0155)
Total dividends and distributions                    (0.0522)     (0.0495)     (0.0447)        (0.0493)     (0.0155)
Net asset value, end of year                          $ 1.00       $ 1.00       $ 1.00          $ 1.00       $ 1.00
Total return++                                          5.34%        5.05%        4.57%           5.03%        1.58%
Net assets, end of year (in 000's)                   $96,149      $93,678      $74,822         $53,451      $ 1,481
Ratio of operating expenses to average net assets       0.55%        0.55%        0.55%+          0.56%        0.55%+
Ratio of net investment income to average net assets    5.23%        4.96%        5.37%+          4.97%        2.95%+
Ratio of operating expenses to average net assets
 without waivers and/or reimbursements                  0.60%        0.60%        0.62%+          0.64%        0.62%+



*   Nations Prime Fund Investor C Shares commenced operations on November 26,
    1993.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

Nations Treasury Fund




                                                          YEAR        YEAR          PERIOD          YEAR           PERIOD
                                                         ENDED        ENDED         ENDED           ENDED          ENDED
Investor C Shares                                      03/31/98     03/31/97     03/31/96(a)      05/31/95       05/31/94*
Net asset value, beginning of year                    $ 1.00       $ 1.00       $ 1.00          $  1.00        $ 1.00
Net investment income                                 0.0506       0.0484       0.0437           0.0468        0.0019
Dividends from net investment income                 (0.0506)     (0.0484)     (0.0437)#       (0.0468)#      (0.0019)
Total dividends and distributions                    (0.0506)     (0.0484)     (0.0437)        (0.0468)       (0.0019)
Net asset value, end of year                          $ 1.00       $ 1.00       $ 1.00          $  1.00        $ 1.00
Total return++                                          5.18%        4.96%        4.46%            4.76%         0.19%
Net assets, end of year (in 000's)                   $ 8,295      $13,868      $ 8,783         $  6,373       $   191
Ratio of operating expenses to average net assets       0.55%        0.55%        0.55%+           0.56%         0.55%+
Ratio of net investment income to average net assets    5.06%        4.84%        5.27%+           4.73%         2.72%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          0.60%        0.60%        0.62%+           0.61%         0.61%+



*   Nations Treasury Fund Investor C Shares commenced operations on May 11,
    1994.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
# Amount includes distributions from net realized gains of less than $0.0001 per share.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.



FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Government Money Market Fund



                                                          YEAR        YEAR          PERIOD         YEAR          PERIOD
                                                         ENDED        ENDED         ENDED          ENDED         ENDED
Investor C Shares                                     03/31/98     03/31/97     03/31/96(a)     11/30/95      11/30/94*
Operating performance:
Net asset value, beginning of year                     $ 1.00       $ 1.00       $ 1.00          $ 1.00       $ 1.00
Net investment income                                  0.0499       0.0478       0.0165          0.0532       0.0290
Dividends from net investment income                  (0.0499)     (0.0478)     (0.0165)        (0.0532)     (0.0290)#
Total dividends and distributions                     (0.0499)     (0.0478)     (0.0165)        (0.0532)     (0.0290)
Net asset value, end of year                           $ 1.00       $ 1.00       $ 1.00          $ 1.00       $ 1.00
Total return++                                           5.12%        4.93%        1.66%           5.44%        2.94%
Net assets, end of year (in 000's)                    $ 3,369      $ 2,142      $ 1,731         $ 4,414      $   476
Ratio of operating expenses to average net assets        0.55%        0.55%        0.55%+          0.55%        0.55%+
Ratio of net investment income to average net assets     5.00%        4.78%        4.95%+          5.33%        3.54%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           0.84%        0.82%        0.84%+          0.82%        0.84%+



* Nations Government Money Market Fund Investor C Shares commenced operations on March 21, 1994.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
# Amount includes distributions from net realized gains of less than $0.0001 per share.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

                            Nations Tax Exempt Fund





                                                          YEAR        YEAR          PERIOD         YEAR          PERIOD
                                                         ENDED        ENDED         ENDED          ENDED         ENDED
Investor C Shares                                      03/31/98     03/31/97     03/31/96(a)     11/30/95      11/30/94*
Net asset value, beginning of year                     $ 1.00       $ 1.00       $ 1.00          $ 1.00       $ 1.00
Net investment income                                  0.0323       0.0311       0.0107          0.0346       0.0203
Dividends from net investment income                  (0.0323)     (0.0311)     (0.0107)        (0.0346)     (0.0203)
Total dividends and distributions                     (0.0323)     (0.0311)     (0.0107)        (0.0346)     (0.0203)
Net asset value, end of year                           $ 1.00       $ 1.00       $ 1.00          $ 1.00       $ 1.00
Total return++                                           3.26%        3.15%        1.07%           3.52%        2.05%
Net assets, end of year (in 000's)                    $67,511      $62,761      $66,743         $41,409      $25,704
Ratio of operating expenses to average net assets        0.48%        0.45%        0.45%+          0.45%        0.42%+
Ratio of net investment income to average net assets     3.25%        3.10%        3.20%+          3.47%        2.44%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           0.74%        0.70%        0.73%+          0.72%        0.74%+



*   Nations Tax Exempt Fund Investor C Shares commenced operations on March 7,
    1994.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

Appendix A  --  Portfolio Securities



The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAI contains more information concerning such investments.

Asset-Backed Securities: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.

Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Mortgage-backed securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), parallel pay CMOs, planned amortization class CMOs ("PAC Bonds") and stripped mortgage-backed securities ("SMBS"), including interest-only and principal-only SMBS. SMBS may be more volatile than other debt securities. For additional information concerning mortgage-backed securities, see the SAI.


Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.


Bank Instruments: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Nations Prime Fund generally limits investments in bank instruments to: (a) U.S. dollar-denominated obligations of U.S. banks which have total assets exceeding $1 billion and which are members of the Federal Deposit Insurance Corporation (including obligations of foreign branches of such banks) or of the 75 largest foreign commercial banks in terms of total assets; or (b) U.S. dollar-denominated bank instruments issued by other banks believed by the Adviser to present minimal credit risks. For purposes of the foregoing, total assets may be determined on the basis of the bank's most recent annual financial statements.


Nations Prime Fund may invest up to 100% of its total assets in obligations issued by banks. Nations Treasury Fund and Nations Government Money Market Fund will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase.


Nations Prime Fund may invest in U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations). Eurodollar, Yankee dollar, and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements appli-cable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.


Borrowings: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. Reverse repurchase agreements may be considered to be borrowings. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements with BONY, the Funds may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might requre the untimely disposition of securities.



Reverse repurchase agreements may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, each of the Funds (except Nations Tax Exempt
Fund) may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.



At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be creditworthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if a Fund does not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, a Fund's asset coverage and other factors at the time of a reverse repurchase, a Fund may not establish a segregated account when the Adviser believes it is not in the best interests of the Fund to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.



Currently, Nations Treasury Fund has entered into an arrangement whereby it reinvests the proceeds of a reverse repurchase agreement in a tri-party repurchase agreement and receives the net interest rate differential.

Commercial Instruments: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and domestic and foreign commercial banks. Nations Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two NRSROs, are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by Nations Fund, Inc.'s Board of Directors on the advice of the Adviser.


Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.

Foreign Securities: Foreign securities include debt obligations (dollar-denominated) of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government- guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on income (including interest, distributions and disposition proceeds), possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.


Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign securities markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign securities exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign securities exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.



The Funds may invest indirectly in the securities of foreign issuers through sponsored or unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), European Depository Receipts ("EDRs") and American Depository Shares ("ADSs") or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as the underlying securities which they represent. Ownership of unsponsored ADRs, ADSs, GDRs and EDRs may not entitle the Funds to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs, ADSs, GDRs or EDRs. Generally, ADRs and ADSs in registered form, are designed for use in the U.S. securities markets. GDRs are designed for use in both the U.S. and European securities markets. EDRs, in bearer form, are designed for use in European securities markets. ADRs, ADSs, GDRs and EDRs also involve certain risks of other investments in foreign securities.


Guaranteed Investment Contracts: Guaranteed investment contracts, investment contracts or funding agreements (each referred to as a "GIC") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then cred-its to a Fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC generally becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.


A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment.


Illiquid Securities: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Money Market Funds will not hold more than 10% of the value of their respective net assets in securities that are illiquid. Repurchase agreements, time deposits and GICs that do not provide for payment to a Fund within seven days after notice, and illiquid restricted securities, are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by the Nations Prime Fund may be subject to this limitation.


If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to are "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which issued under Section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by such Fund's Board of Directors/Trustees, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illiquidity of a Fund holding such securities may increase during such period.


Interest Rate Transactions: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.



The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent a specified index is below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.


Money Market Instruments: The term "money market instruments" refers to instruments with remaining maturities of 397 days or less or obligations with greater maturities, provided such obligations are subject to demand features or resets which are less than 397 days. Money market instruments may include, among other instruments, certain U.S. Treasury Obligations, U.S. Government Obligations, bank instruments, commercial instru-ments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.


Municipal Securities: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.


Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.


Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.


Municipal Securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.


Municipal Securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each

Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income tax.


Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying Municipal Securities. To the extent that municipal participation interests are considered to be "illiquid securities" such instruments are subject to each Fund's limitation on the purchase of illiquid securities.


In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.


A Fund may invest in short-term securities, in commitments to purchase such securities on a "when-issued" basis, and reserves the right to engage in "put" transactions on a daily, weekly or monthly basis. Securities purchased on a "when-issued" basis are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Funds will only commit to purchase a security on a when-issued basis with the intention of actually acquiring the security and will segregate sufficient liquid assets to meet its purchase obligation.


A "put" feature permits a Fund to sell a security at a fixed price prior to maturity. The underlying Municipal Securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the security as originally issued, it may not be marketable or assignable. Therefore, the put would only have value to the Fund. In certain cases a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Funds will limit their put transactions to institutions which the Adviser believes present minimal credit risk, pursuant to guidelines adopted by the Boards of Directors/Trustees. Nations Tax Exempt Fund may invest more than 40% of its portfolio in securities with put or demand features guaranteed by banks and other financial institutions. Accordingly, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.


Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the unique risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

Other Investment Companies: Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Pursuant to an exemptive order, the Nations Funds' non-money market funds may purchase shares of Nations Funds' Money Market Funds.


Repurchase Agreements: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a maturity of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Funds.

Securities Lending: To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be creditworthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 33% of the value of its total assets, which may include cash collateral received for securities loans. Cash collateral received by a Nations Fund may be invested in a Nations Funds' Money Market Fund.

Short-Term Trust Obligations: Nations Prime Fund may invest in short-term obligations issued by special purpose trusts established to acquire specific issues of government or corporate securities. Such obligations entitle a Fund to a proportional fractional interest in payments received by a trust, either from the underlying securities owned by the trust or pursuant to other arrangements entered into by the trust. A trust may enter into a swap arrangement with a highly rated investment firm, pursuant to which the trust grants to the counterparty certain of its rights with respect to the securities owned by the trust in exchange for the obligation of the counterparty to make payments to the trust according to an established formula. The trust obligations purchased by a Fund must satisfy the quality and maturity requirements generally applicable to the Fund pursuant to Rule 2a-7 under the 1940 Act.


U.S. Government Obligations: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury Obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association; some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

The market value of U.S. Government Obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.


Variable- and Floating-Rate Instruments:
Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic and foreign banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest.An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.

When-Issued, Delayed Delivery and Forward Commitment Securities: The purchase of new issues of securities on a "when-issued", "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

  Appendix B  --  Description Of Ratings





The following summarizes the highest three ratings used by S&P for corporate and municipal bonds:


       AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.


       AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.


       A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.


The following summarizes the highest three ratings used by Moody's for corporate and municipal bonds:


       Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa and A. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa and A groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1 and A1, respectively.

The following summarizes the highest three ratings used by D&P for bonds:

       AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk free U.S. Treasury debt.

       AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.


       A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.


To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within this major category.


The following summarizes the highest three ratings used by Fitch for bonds:


       AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


       AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.


       A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.


The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

       MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

       MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

       SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

       SP-2 -- Satisfactory capacity to pay principal and interest.

The two highest rating categories of D&P for short-term debt are D-1 and D-2. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

The following summarizes the two highest rating categories used by Fitch for short-term obligations:

       F1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F1+.


Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.


The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


D&P uses the short-term debt ratings described above for commercial paper.


Fitch uses the short-term debt ratings described above for commercial paper.


BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the three highest investment grade ratings used by BankWatch for long-term debt:

       AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

       AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

       A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

       TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

       TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

Prospectus
                                                               Investor C Shares

                                                                 August 1, 1998







This Prospectus describes the investment portfolios listed in the column to the right (each a "Fund") of Nations Fund Trust, Nations Fund, Inc. and Nations Fund Portfolios, Inc., ("Nations Portfolios"), each an open-end management investment company in the Nations Funds Family ("Nations Funds" or "Nations Funds Family"). This Prospectus describes one class of shares of each Fund -- Investor C Shares.


This Prospectus sets forth concisely the information about each Fund that a prospective purchaser of Investor C Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios is contained in a separate Statement of Additional Information (the
"SAI"), that has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by writing or calling Nations Funds at its address or telephone number shown below. The SAI for Nations Funds, dated August 1, 1998, is incorporated by reference in its entirety into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference in this Prospectus and other information regarding registrants that file electronically with the SEC. NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to each of the Funds. Gartmore Global Partners ("Gartmore") is the investment sub-adviser to Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations International Growth Fund. Brandes Investment Partners, L.P. ("Brandes") is the investment sub-adviser to Nations International Value Fund and Marsico Capital Management, LLC ("Marsico Capital") is the investment sub-adviser to all Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund. TradeStreet Investment Associates, Inc. ("TradeStreet") is the investment sub-adviser to all the other Nations Funds. As used herein the term "Adviser" shall mean NBAI, TradeStreet, Gartmore, Brandes and/or Marsico Capital as the context may require, see "How The Funds Are Managed."


SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.



NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE SERVICES TO NATIONS FUNDS, FOR WHICH THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR NATIONS FUNDS.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


EQUITY FUNDS:

Nations Value Fund

Nations Equity Income Fund
Nations Emerging Growth Fund
Nations Small Company Growth Fund
Nations Disciplined Equity Fund
Nations Capital Growth Fund
Nations Marsico Focused Equities Fund
Nations Marsico Growth & Income Fund
Nations International Equity Fund
Nations International Growth Fund
Nations International Value Fund
Nations Emerging Markets Fund
Nations Pacific Growth Fund


BALANCED FUND:
Nations Balanced Assets Fund


For Fund information call:
1-800-321-7854


Nations Funds
c/o Stephens Inc.
One NationsBank Plaza
33rd Floor
Charlotte, NC 28255




(NATIONS FUNDS logo)



NF-96140-8/98

                                                              Table Of Contents
                          Prospectus Summary                                  3
                          -----------------------------------------------------

About The
Funds

                          Expenses Summary                                    5

                          -----------------------------------------------------


                          Objectives                                          7

                          -----------------------------------------------------


                          How Objectives Are Pursued                          8

                          -----------------------------------------------------


                          How Performance Is Shown                           23

                          -----------------------------------------------------


                          How The Funds Are Managed                          25

                          -----------------------------------------------------


                          Organization And History                           31

                          -----------------------------------------------------


                          How To Buy Shares                                  33

                          -----------------------------------------------------

About Your
Investment

                          How To Redeem Shares                               34

                          -----------------------------------------------------


                          How To Exchange Shares                             35

                          -----------------------------------------------------


                          Shareholder Servicing And Distribution Plans       36

                          -----------------------------------------------------


                          How The Funds Value Their Shares                   38

                          -----------------------------------------------------

                          How Dividends And Distributions Are Made;

                          Tax Information                                    38

                          -----------------------------------------------------


                          Financial Highlights                               39

                          -----------------------------------------------------


                          Appendix A -- Portfolio Securities                 53

                          -----------------------------------------------------


                          Appendix B -- Description Of Ratings               63

                          -----------------------------------------------------


                          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds


  Prospectus Summary
o TYPE OF COMPANIES: Open-end management investment companies.
o INVESTMENT OBJECTIVES AND POLICIES:


o EQUITY FUNDS:


 o Nations Value Fund's investment objective is to seek growth of capital by investing in companies that are believed to be undervalued.


 o Nations Equity Income Fund's investment objective is to seek current income and growth of capital by investing primarily in companies with above-average dividend yields.

 o Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.

 o Nations Small Company Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities.

 o Nations Disciplined Equity Fund's investment objective is to seek growth of capital by investing in companies that are expected to produce significant increases in earnings per share.

 o Nations Capital Growth Fund's investment objective is to seek growth of capital by investing in companies that are believed to have superior earnings growth potential.

 o Nations Marsico Focused Equities Fund's investment objective is to seek long-term growth of capital. It is a non-diversified fund that pursues its objective by normally investing in a core position of 20-30 common stocks.


 o Nations Marsico Growth & Income Fund's investment objective is to seek long-term growth of capital with a limited emphasis on income. Under normal circumstances, the Fund pursues its objective by investing up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities that have income potential.

 o Nations International Equity Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

 o Nations International Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.

 o Nations International Value Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.

 o Nations Emerging Markets Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in emerging market countries, such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East, Africa and India.

 o Nations Pacific Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in the Pacific Basin and the Far East (excluding Japan).

o  BALANCED FUND:

 o Nations Balanced Assets Fund's investment objective is to seek total return by investing in equity and fixed income securities.

o INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NBAI provides investment management services to more than 60 investment company portfolios in the Nations Funds Family. TradeStreet Investment Associates, Inc., an affiliate of NBAI, Gartmore Global Partners provides investment sub-advisory services to Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations International Growth Fund, Brandes Investment Partners, L.P. provides investment sub-advisory services to Nations International Value Fund and Marsico Capital Management, LLC provides investment sub-advisory services to Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund. For more information about the investment adviser and investment sub-adviser for Nations Funds, see "How The Funds Are Managed."

o DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared and paid monthly by Nations Capital Growth Fund, Nations Disciplined Equity Fund, Nations Equity Income Fund, Nations Value Fund and Nations Small Company Growth Fund. Dividends from net investment income are declared and paid annually by Nations International Growth Fund and Nations International Value Fund. All other Equity Funds and the Balanced Fund declare and pay dividends from net investment income each calendar quarter. Each Fund's net realized capital gains, including net short-term capital gains are distributed at least annually.

o RISK FACTORS: Although NBAI, together with the sub-advisers, seek to achieve the investment objective of each Fund, there is no assurance that they will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the stocks the Fund holds may decline over short or even extended periods. The U.S. stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, the stock markets, as measured by the S&P 500 Index (as defined below) and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue. In addition, certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities, including U.S. Government Obligations (as defined below), will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not issued or guaranteed by the U.S. Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Certain of the Funds' investments may constitute derivative securities. Certain types of derivative securities can, under particular circumstances, significantly increase an investor's exposure to market and other risks. Certain of the Funds invest in foreign securities which present additional risks associated with international investing, including, among others, heightened economic and political risk, as well as foreign currency risk.
   For a discussion of these and other fac-tors, see "How Objectives Are Pursued -- Risk Considerations", "How Objectives Are Pursued -- Special Risk Considerations Relevant to an Investment in the International Funds" and "Appendix A."


o MINIMUM PURCHASE: $1,000 minimum initial investment per record holder except that the minimum initial investment is: $500 for Individual Retirement
  Account ("IRA") investors; $250 for non-working spousal IRAs; and $100 for investors participating on a monthly basis in the Systematic Investment Plan. There is no minimum investment amount for investments by certain 401(k) and employee pension plans or salary reduction. Minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan. See "How To Buy Shares."


  Expenses Summary


Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Investor C Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.


NATIONS FUNDS EQUITY FUNDS INVESTOR C SHARES





                                                                       Nations                            Nations
                                                  Nations    Nations    Small       Nations    Nations   Marsico
Shareholder                                        Equity   Emerging   Company   Disciplined   Capital   Focused
Transaction                            Nations     Income    Growth     Growth      Equity      Growth   Equities
Expenses                             Value Fund     Fund      Fund       Fund        Fund        Fund      Fund
Sales Load Imposed on Purchases          None       None       None      None        None        None       None
Deferred Sales Charge                    None       None       None      None        None        None       None
Annual Fund
Operating
Expenses
(as a percentage of average net
assets)
Management Fees (After Fee Waivers)    .75%         .63%      .75%       .75%      .75%          .75%      .85%
Rule 12b-1 Fees                        .50%         .53%      .75%       .50%      .75%          .75%      .75%
Shareholder Servicing Fees             .25%         .25%      .25%       .25%      .25%          .25%      .25%
Other Expenses (After Expense
 Reimbursements)                       .19%         .23%      .23%       .20%      .23%          .20%      .40%
Total Operating Expenses (After Fee
 Waivers and Expense
 Reimbursements)                      1.69%        1.64%     1.98%      1.70%     1.98%         1.95%     2.25%

             NATIONS FUNDS EQUITY/BALANCED FUNDS INVESTOR C SHARES





                               Nations
                               Marsico      Nations          Nations        Nations       Nations   Nations
Shareholder                   Growth &   International   International   International   Emerging   Pacific     Nations
Transaction                    Income        Equity          Growth          Value        Markets    Growth    Balanced
Expenses                        Fund          Fund            Fund            Fund         Fund       Fund    Assets Fund
Sales Load Imposed on
 Purchases                      None         None            None            None          None      None        None
Deferred Sales Charge           None         None            None            None          None      None        None
Annual Fund
Operating
Expenses
(as a percentage of
average net assets)
Management Fees (After Fee
 Waivers)                     .85%       .90%            .90%            .90%           1.10%       .90%      .75%
Rule 12b-1 Fees               .75%       .75%            .75%            .75%            .75%       .75%      .75%
Shareholder Servicing Fees    .25%       .25%            .25%            .25%            .25%       .25%      .25%
Other Expenses (After
 Expense Reimbursements)      .40%       .24%            .22%            .22%            .47%       .47%      .33%
Total Operating Expenses
 (After Fee Waivers and
 Expense Reimbursements)     2.25%      2.14%           2.12%           2.12%           2.57%      2.37%     2.08%



Examples: You would pay the following expenses on a $1,000 investment in Investor C Shares of the indicated Fund assuming (1) a 5% annual return and (2) redemption at the end of each time period.





                                                                                                   Nations
                                                                                                  Marsico
                           Nations        Nations    Nations Small      Nations      Nations      Focused
               Nations      Equity       Emerging       Company      Disciplined     Capital     Equities
            Value Fund   Income Fund   Growth Fund    Growth Fund    Equity Fund   Growth Fund     Fund
1 Year         $ 17          $ 17          $ 20           $ 17           $ 20          $ 20        $ 23
3 Years        $ 53          $ 52          $ 62           $ 54           $ 62          $ 61        $ 70
5 Years        $ 92          $ 89          $107           $ 92           $107          $105        $120
10 Years       $200          $194          $231           $201           $231          $227        $258




              Nations
             Marsico
             Growth       Nations          Nations        Nations          Nations      Nations        Nations
            & Income   International   International   International     Emerging       Pacific      Balanced
              Fund      Equity Fund     Growth Fund      Value Fund    Markets Fund   Growth Fund   Assets Fund
1 Year        $ 23          $ 22            $ 22            $ 22           $ 26           $ 24         $ 21
3 Years       $ 70          $ 67            $ 66            $ 66           $ 80           $ 74         $ 65
5 Years       $120          $115            $114            $114           $137           $127         $112
10 Years      $258          $247            $245            $245           $290           $271         $241

The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor C Shares will bear either directly or indirectly. The figures in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and/or reimbursements will continue. In particular, to the extent Other Expenses are less than those shown, waivers and/or reimbursements of Management Fees, if any, may decrease. Shareholders will be notified of any decrease that materially increases Total Operating Expenses. If fee waivers and/or reimbursements are decreased or discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders of the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed." For a more complete description of the Rule 12b-1 and shareholder servicing fees payable by the Funds, see "Shareholder Servicing And Distribution Plans."

Absent fee waivers, "Management Fees" and "Total Operating Expenses" for Investor C Shares of Nations International Value Fund would have been 1.00% and 2.22%, respectively.

Absent expense reimbursements, "Other Expenses" and "Total Operating Expenses" for Investor C Shares of the indicated Fund would have been as follows: Nations International Growth -- .27% and 2.17%, respectively, Nations Marsico Focused Equities Fund -- .67% and 2.52%, respectively, and Nations Marsico Growth & Income Fund -- 1.12% and 2.97%, respectively.

Absent fee waivers,  "12b-1 Fees" and "Total Operating  Expenses" for Investor C
Shares  of  Nations   Equity  Income  Fund  would  have  been  .75%  and  1.86%, respectively.

Absent expense reimbursements and fee waivers, "12b-1 Fees, "Other Expenses" and "Total Operating Expenses" for Investor C Shares of Nations Value Fund would have been .75%, .20% and 1.95%, respectively.

Absent expense reimbursement and fee waivers, "Management Fees" "12b-1 Fees," "Other Expenses" and "Total Operating Expenses" for Investor C Shares of Nations Small Company Growth Fund would have been 1.00%, .75%, .26% and 2.26%, respectively.

Effective May 1999, it is anticipated that certain voluntary total operating expenses limits put in place in connection with the reorganization of The Pilot Funds into the Nations Funds will terminate with respect to the following Funds:
Nations Value Fund, Nations Small Company Growth Fund, Nations International Growth Fund, Nations Equity Income Fund and Nations Disciplined Equity Fund. For more information, see the SAI.

THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.


  Objectives




Equity Funds:

Nations Value Fund: Nations Value Fund's investment objective is to seek growth of capital by investing in companies that are believed to be undervalued.



Nations Equity Income Fund: Nations Equity Income Fund's investment objective is to seek current income and growth of capital by investing primarily in companies with above-average dividend yields.


Nations Emerging Growth Fund: Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in emerg-ing growth companies that are believed to have superior long-term earnings growth prospects.

Nations  Small  Company  Growth  Fund:   Nations  Small  Company  Growth  Fund's
investment objective is to seek long-term capital growth by investing primarily in equity securities.

Nations Disciplined Equity Fund: Nations Disciplined Equity Fund's investment objective is to seek growth of capital by investing in companies that are expected to produce significant increases in earnings per share.

Nations Capital Growth Fund: Nations Capital Growth Fund's investment objective is to seek growth of capital by investing in companies that are believed to have superior earnings growth potential.

Nations Marsico Focused Equities Fund:
Nations Marsico Focused Equities Fund's investment objective is to seek long-term growth of capital.

Nations Marsico Growth & Income Fund:
Nations Marsico Growth & Income Fund's investment objective is to seek long-term growth of capital with a limited emphasis on income.

Nations International Equity Fund: Nations International Equity Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

Nations International Growth Fund: Nations International Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.

Nations International Value Fund: Nations International Value Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.

Nations Emerging Markets Fund: Nations Emerging Markets Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in emerging market countries, such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East, Africa and India.

Nations Pacific Growth Fund: Nations Pacific Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in the Pacific Basin and the Far East (excluding Japan).

Balanced Fund:

Nations  Balanced  Assets  Fund:   Nations  Balanced  Assets  Fund's  investment
objective is to seek total return by investing in equity and fixed income securities.

Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. The net asset value of the shares of the Funds will fluctuate based on market conditions. Therefore, investors should not rely upon the Funds for short-term financial needs nor are the Funds meant to provide a vehicle for participating in short-term swings in the stock market. Investments in the Funds are not insured against loss of principal.

  How Objectives Are Pursued




Equity Funds:

Nations Value Fund: The Fund invests in stocks drawn from a broad universe of companies monitored by the Adviser. The Adviser closely monitors these companies, rating them for quality and projecting their future earnings and dividends as well as other factors. To qualify for purchase, an issuer would normally have a market capitalization of $500 million or more and have an average daily trading volume of at least $3 million. These requirements are generally considered by the Adviser to be adequate to support normal purchase and sale activity without materially affecting prevail-ing market prices of the issuer's shares. The Adviser also analyzes key financial ratios that measure the growth, profitability and leverage of such issuers that it believes will help maintain a portfolio of above-average quality.



Stocks are selected from this universe based on the Adviser's judgment of their total return potential. The Adviser buys stocks that it believes are undervalued relative to the overall stock market. The principal factor considered by the Adviser in making these determinations is the ratio of a stock's price-to-earnings relative to corresponding ratios of other stocks issued by companies in the same industry or economic sector. The Adviser believes that companies with lower price-to-earnings ratios are more likely to provide better opportunities for capital appreciation. This "value" approach typically produces a dividend yield greater than the market average. The Adviser will attempt to temper risk by broad diversification among economic sectors and industries. Through this strategy, the Fund pursues above-average returns while seeking to avoid above-average risks.



The Fund invests under normal market conditions at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stock, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may invest up to 20% of its assets in foreign securities. The Fund also may hold up to 20% of its total assets in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), and investment grade securities of domestic companies. Obligations with the lowest investment grade rating (E.G. rated "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's")) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may marks of The McGraw-Hill Companies, Inc. cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.


The Fund may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.



Nations Equity Income Fund: The investment program of the Fund is based on several premises. First, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Second, diversifying equity holdings in a manner that includes every major economic sector contributes to reduced volatility, without a commensurate reduction in expected investment return. Finally, investing in dividend paying stocks in all the economic sectors can provide greater income than provided by the stocks in Standard & Poor's 500 Composite Stock Price Index1 ("S&P 500 Index")1 with less volatility. Collectively, these traits may be combined in such a fashion as to produce returns in excess of the market (S&P 500 Index) on a comparable risk basis.


New purchases for the Fund will generally be made in equity securities that:

o are income producing;

o appear undervalued relative to the S&P 500 Index on a risk adjusted basis;
  and

o have favorable trends in personal stock ownership by the underlying company's officers and/or directors.

To achieve its objective, the Fund, under normal circumstances, will invest at least 65% of its assets in income-producing common stocks, including secu-


---------------------
1 "Standard & Poor's" and "Standard & Poor's 500" are trademarks of The McGraw-
  Hill Companies, Inc.

rities convertible into or ultimately exchangeable for common stock (I.E., convertible bonds or convertible preferred stock), whose prospects for dividend growth and capital appreciation are considered favorable by the Adviser. The securities held by the Fund generally will be listed on a national exchange or, if not so listed, will usually have an established over-the-counter market.



In order to further enhance its income, the Fund also may invest its assets in fixed income securities (corporate and government bonds of various maturities), preferred stocks and warrants. The Fund may invest in debt securities that are considered investment grade (E.G. securities rated in one of the top four investment  categories  by S&P or Moody's,  or if not rated,  are of  equivalent investment quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories (E.G., rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. The Fund also may invest up to 5% of its assets in debt securities that are rated below investment grade (E.G. rated "BB" by S&P or "Ba" by Moody's), or if not rated, are of equivalent investment quality as determined by the Adviser. Non-investment grade debt securities, sometimes referred to as "high yield bonds" or "junk bonds" tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. The Fund will invest in such high-yield debt securities only when the Adviser believes that the issue presents minimal credit risk. For a description of corporate debt ratings, see "Appendix B." Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest up to 20% of its total assets in foreign securities. The Fund will treat foreign securities as illiquid unless there is an active and substantial secondary market for such securities.


The Fund may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.

Nations Emerging Growth Fund: The Fund will invest in equity securities, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and securities convertible into common stocks, selected from a universe of emerging growth companies monitored by the Adviser. Most of the companies will have revenues between $50 million and $1.5 billion and a debt ratio of less than 50% of capitalization. The universe focuses on companies with above-average earnings growth rates and profit margins, yet the portfolio may include positions of special situation companies whose growth is expected to accelerate. These companies are believed to offer significant opportunities for capital appreciation and the Adviser will attempt to identify these opportunities before their potential is recognized by investors in general.


In managing the Fund, the Adviser applies a disciplined process with rigorous fundamental analysis providing the basis for stock selection. Its methodology combines fundamental, valuation and momentum-based disciplines in portfolio construction. First, the Adviser evaluates nearly 1500 stocks by using quantitative modeling techniques. Companies within this universe are analyzed using the following criteria: earnings growth trends, earnings momentum, earnings estimate trends, relative price performance and importantly, valuation or price/earnings ratios relative to forecasted earnings growth. Next, the Adviser conducts a bottom-up, fundamental analysis of each candidate company. This process, which involves using both internal and external research and conducting one on one conversations with senior company executives, requires several steps: gaining an understanding of the business, evaluating its growth potential, risks and competitive strengths, discussing its growth strategy with company management, and validating that strategy with third parties and the Adviser's network of regional brokerage research resources. Stocks are selected after this rigorous analysis only when their valuation is attractive relative to forecasted growth.


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. The Fund may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.


The volatility of emerging growth stocks is greater than that of larger companies. Many of these stocks trade over the counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 130 companies which represent a broad range of industries and sectors, both in the United States and abroad. Although the Fund invests primarily in securities of U.S. issuers, it may invest up to 20% of its total assets in foreign securities.

Nations Small Company Growth Fund: In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and convertible debt. In addition, the Fund will invest at least 65% of its total assets in companies with a market capitalization of $1 billion or less.


The investment philosophy of the Small Company Growth Fund is based on the premise that stock prices are driven by earnings growth and that superior stock market returns occur when a company experiences rapid and accelerating earnings growth due to improving fundamentals.


In managing the Fund, the Adviser applies a disciplined process with rigorous fundamental analysis providing the basis for stock selection. Its methodology combines fundamental, valuation and momentum-based disciplines in portfolio construction. First, the Adviser evaluates nearly 5000 stocks by using quantitative modeling techniques. Companies with a market capitalization of less than $1 billion are analyzed using the following criteria: earnings growth trends, earnings momentum, earnings estimate trends, relative price performance and importantly, valuation or price/earnings ratios relative to forecasted earnings growth. Next, the Adviser conducts a bottom-up, fundamental analysis of each candidate company. This process, which involves using both internal and external research and conducting one on one conversations with senior company executives, requires several steps: gaining an understanding of the business, evaluating its growth potential, risks and competitive strengths, discussing the growth strategy with company management, and validating that strategy with third parties and the Adviser's network of regional brokerage research resources.

Overall, the Fund's strategy is to own those investments offering both attractive fundamental valuation and relatively good prospects for earnings improvement. Typically, two types of companies are candidates for purchase: (i) mature companies which may have fallen from a larger market due to business difficulties, but which now exhibit improving prospects; and (ii) smaller or younger companies which are experiencing strong trends in earnings growth, but remain reasonably valued and therefore offer premium growth at a discount in comparison to other companies.


The Fund's weighted median capitalization generally is not expected to exceed 125% of the weighted median capitalization of the Russell 2000 Small Stock Index (the "Russell 2000") as measured on a quarterly basis, although this may vary from time to time. The volatility of the small cap growth stocks in which the Fund invests is greater than that of larger companies. Many of these stocks trade over-the-counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 130 companies which represent a broad range of industries and sectors, both in the United States and abroad.


The Fund may invest up to 35% of its total assets in securities of issuers with a market capitalization greater than $1 billion and in debt securities. However, the Fund will not invest more than 10% of its total assets in debt securities, unless the Fund assumes a temporary defensive position as discussed below. Debt securities, if any, purchased by the Fund will be rated "AA" or above by S&P or "Aa" or above by Moody's or, if unrated, determined by the Adviser to be of comparable quality.

For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt securities. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, the U.S. and foreign governments and international organizations (such as the International Bank for Reconstruction and Development (the "World Bank")), and money market instruments.


The Fund may invest in common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements. The Fund currently intends to limit any investment in foreign securities to 20% of total assets.

Nations Disciplined Equity Fund: The investment philosophy of the Fund is based on the premise that companies with positive earnings trends also should experience positive trends in their share price. Based on this philosophy, the Fund invests primarily in the common stocks of companies that the Adviser believes are likely to experience significant increases in earnings. By pursuing this investment philosophy, the Fund seeks to provide investors with long-term capital appreciation which exceeds that of the S&P 500 Index.


In selecting stocks for the Fund, the Adviser utilizes quantitative analysis and optimization tools. This approach seeks to identify companies with improving profit potential through analysis of earnings forecasts issued by investment banks, broker/dealers and other investment professionals. The Adviser believes that companies experiencing such earnings trends have the potential to generate significant increases in per share earnings. The Adviser also believes that companies with increasing earnings should experience positive trends in their stock price. The quantitative analysis also includes ranking the attractiveness of equity securities according to a multi-factor valuation model. Both value and growth factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while growth characteristics such as price momentum, earnings growth and earnings acceleration measure a stock relative to others in the same industry. The objective is to maintain a broadly diversified portfolio which ranks in the top quartile on earnings momentum and in the top third on valuation. This approach generally produces a dividend yield less than the market average. Although this Fund seeks to invest in attractively priced securities with increasing earnings, its investment objective focuses on long-term capital appreciation; income is not an objective of this Fund.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of domestic issuers. With respect to the remainder of the Fund's assets, the Fund may invest in a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. government and corporate debt securities and various money market instruments. The Fund will invest primarily in medium- and large-sized companies (I.E. companies with market capitalizations of $1 billion or greater) that are determined to have favorable price/earnings ratios. The Fund also may invest in securities issued by companies with market capitalizations of less than $1 billion. The volatility of small-capitalization stocks is typically greater than that of larger companies. To help reduce risk, the Fund will invest in the securities of companies representing a broad range of industries and economic sectors.


The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (E.G. securities rated in one of the top four investment categories by an NRSRO or, if not rated, are of equivalent quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.


The Fund may invest up to 20% of its total assets in foreign securities. For temporary defensive purposes if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments, money market instruments and repurchase agreements.

Nations Capital Growth Fund: The investment philosophy of the Fund is based on the belief that companies with superior growth characteristics selling at reasonable prices will, over time, outperform the market. Therefore, the Fund will generally seek to invest in larger capitalization, high-quality companies which possess above-average earnings growth potential.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:

o above-average earnings growth relative to the S&P 500 Index;

o established operating histories, strong balance sheets and favorable financial characteristics; and

o above-average return on equity relative to the S&P 500 Index.

In addition, the Fund's investment program enables it to invest in the following types of companies:

o companies that generate or apply new technologies, new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising and health service industries;

o companies that own or develop natural resources, such as energy exploration companies;

o companies that may benefit from changing consumer demands and lifestyles, such as financial service organizations and telecommunication companies;

o foreign companies, including those in countries with more rapid economic growth than the U.S.;

o companies whose earnings growth is projected at a pace in excess of the average company (I.E., growth companies); and

o companies whose earnings are temporarily depressed and are currently out of favor with most investors.

Through intensive research, visits to many companies each year, and efficient response to changing market conditions, the Adviser seeks to make the most of the Fund's flexible charter.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stocks and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly traded common stocks of companies incorporated in the United States, the Fund may invest up to 20% of its total assets in foreign securities.


The Fund also may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.


Nations Marsico Focused Equities Fund:
Nations Marsico Focused Equities Fund is a non-diversified fund that pursues its objective by normally investing in a core position of 20-30 common stocks. Under normal circumstances, the Fund invests at least 65% of its assets in large capitalization common stocks selected for their growth potential. The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities.


In building the portfolio, the Adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. To identify such opportunities, the Adviser looks for a combination of four characteristics:


o Change -- The Adviser believes that extraordinary growth derives from products, markets and technologies that are in flux.


o Franchise -- The Adviser looks for strong brand franchises that can be leveraged in a changing global environment.


o Global reach -- The Adviser selects securities without geographic bias in the belief that the global market is both a source of growth opportunity and a hedge against fluctuations and dislocations of local markets.

o Themes -- The Adviser seeks companies that are moving with, not against, the major social, economic and cultural shifts taking place in the world.


Once an  opportunity is  identified,  it is subjected to a disciplined  analytic process including both "top-down" and "bottom-up" elements. The "top-down" element of the process takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape, and also analyzes such factors as the most attractive global opportunities, industry consolidation and the sustainability of economic trends. With respect to the "bottom-up" element, the Adviser considers company fundamentals such as commitment to research, market franchise and management's strength and vision to determine the present and future value of the company as an investment.


Realization of income is not a significant investment consideration. Any income realized on the Fund's investments will be incidental to its objective.


Nations Marsico Growth & Income Fund:
Under normal circumstances, Nations Marsico Growth & Income Fund pursues its objective by investing up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities that have income potential. The Fund typically emphasizes the growth component. However, in adverse market conditions, the Fund may reduce the growth component of its portfolio to 25% of its assets. The Fund may invest in any combination of common stock, preferred stock, warrants, convertible securities and debt securities. However, it is expected that the Fund will emphasize investments in large capitalization common stocks. The Fund may shift assets between the growth and income components of its portfolio based on the Adviser's analysis of relevant market, financial and economic conditions. If the Adviser believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, then the Fund will place a greater emphasis on the growth component. In building the portfolio, the Adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. To identify such opportunities, the Adviser looks for a combination of four characteristics:

  o Change -- The Adviser believes that extraordinary growth derives from products, markets and technologies that are in flux.

  o Franchise -- The Adviser looks for strong brand franchises that can be leveraged in a changing global environment.

  o Global reach -- The Adviser selects securities without geographic bias in the belief that the global market is both a source of growth opportunity and a hedge against fluctuations and dislocations of local markets.

  o Themes -- The Adviser seeks companies that are moving with, not against, the major social, economic and cultural shifts taking place in the world.

Once an  opportunity is  identified,  it is subjected to a disciplined  analytic process including both "top-down" and "bottom-up" elements. The "top-down" element of the process takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape, and also analyzes such factors as the most attractive global opportunities, industry consolidation and the sustainability of economic trends. With respect to the "bottom-up" element, the Adviser considers company fundamentals such as commitment to research, market franchise and management's strength and vision to determine the present and future value of the company as an investment.

Because income is a part of the investment objective of the Fund, the Adviser may also consider dividend-paying characteristics in selecting equity securities for the Fund. The Fund may also find opportunities for capital growth from debt securities because of anticipated changes in interest rates, credit standing, currency relationships or other factors. Investors in the Fund should keep in mind that the Fund is not designed to produce a consistent level of income.

Nations International Equity Fund: The Fund intends to diversify investments broadly among countries and to normally invest in securities representing at least three different countries. The Fund may invest in companies in the Far East and

Western Europe as well as Australia, Canada, and other areas (including developing countries). Under unusual circumstances, however, the Fund may invest substantially all of its assets in companies in one or two countries.


In seeking to achieve its objective, the Fund will invest at least 65% of its assets in common stocks of established non-United States companies that the Adviser believes have potential for growth of capital. The Fund may invest up to 35% of its assets in any other type of security including: convertible securities; preferred stocks; bonds, notes and other debt securities (including Eurodollar securities); and obligations of domestic or foreign governments and their political subdivisions.


The Fund also may  invest  in  American  Depository  Receipts  ("ADRs"),  Global
Depositary Receipts ("GDRs"), European Depository Receipts ("EDRs"), American Depository Shares ("ADSs"), bonds, notes, other debt securities of foreign issuers, securities of foreign investment funds or trusts and real estate investment trust securities. For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or U.S. dollar-denominated instruments.

Nations International Growth Fund: In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65% of its total assets in foreign equity securities listed on major exchanges, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and convertible debt. The Fund may purchase the stock of small-, mid- and large-capitalization companies.

The Fund may invest up to 35% of its total assets in securities of issuers domiciled in developing countries. These countries are generally located in Eastern Europe, the Asia-Pacific region, Latin and South America, Africa and, subject to approval by the Board of Directors, the former Soviet Union and the Middle East. Debt securities, if any, purchased by the Fund will be rated in the top two categories by a nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt and equity securities of U.S. issuers. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, foreign governments and international organizations (such as the World Bank), and money market instruments.


The Fund may invest in common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements. The Fund may also invest in ADRs, GDRs, EDRs and ADSs. For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments.

Nations International Value Fund: The Fund will pursue its investment objective under normal market conditions, by investing its assets in the securities of issuers located in at least three different foreign countries. Although the Fund may earn income from dividends, interest and other sources, income will be incidental to the Fund's investment objective. The Fund emphasizes investments in established companies, although it may invest in companies of various sizes as measured by assets, sales and capitalization.

The Fund intends to invest at least 65% of its total assets in equity securities of non-United States issuers whose market capitalizations exceed $1 billion at the time of purchase. These securities may include common stocks, preferred stocks, securities convertible into common stocks, shares of closed-end investment companies, ADRs, EDRs, and/or GDRs. Although the Fund intends to invest primarily in equity securities listed on stock exchanges, the Fund may also invest in equity securities traded in over the counter markets and in private placements. The Fund is not subject to any specific geographic diversification requirements. Countries in which the Fund may invest include, but are not limited to, the nations of Western Europe, North and South America, Australia, Africa, and Asia.

The Adviser's approach in selecting investments for the Fund is oriented to individual stock selection and is value driven as described below. Typically, no more than 5% of total Fund assets will be invested in any one equity security at the time of purchase. With respect to Fund investments in any particular country or industry, the Fund may typically invest up to the greater of either (a) 20% of its total assets in any particular country or industry at the time of purchase or (b) 150% of the weighting of such country or industry as represented in the Morgan Stanley Capital International ("MSCI") EAFE Index at the time of purchase, but in no event may the Fund invest more than 25% of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities). Generally, no more than 20% of the value of the Fund's total assets, measured at the time of purchase, may be invested in securities of companies located in emerging or developing countries. As used in this Prospectus, the term "emerging" or "developing" country applies to any country which is generally considered to be an emerging or developing country by the international financial community, which includes the World Bank and the International Finance Corporation. There are currently over 130 countries which are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most nations located in Western Europe. Currently, investing in many emerging countries is not feasible or may involve unacceptable political risks. Emerging markets securities pose greater liquidity and other risks than securities of companies located in developed countries and traded in more established markets.

The Adviser to the Fund is committed to the use of the Graham and Dodd-style value investing approach as introduced in the classic book SECURITY ANALYSIS. Using this philosophy, the Adviser views stocks as small pieces of businesses which are for sale. It seeks to purchase a diversified group of these businesses at prices its research indicates are below their true long-term, or intrinsic, value. By purchasing stocks whose current prices are believed to be below their intrinsic values, the Adviser seeks to secure not only a possible margin of safety against price declines, but also an attractive opportunity for profit over the business cycle.

In analyzing a company's long-term value, the Adviser uses sources of information such as company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports, and interviews with company management. Its focus is on fundamental characteristics of a company, including, but not limited to, book value, cash flow and capital structure, as well as management's record and broad industry issues. Once the intrinsic value of a company is estimated, this value is compared to the current price of the stock. If the price is appreciably lower than the indicated intrinsic value, the stock may be purchased.


During temporary defensive periods in response to unusual and adverse conditions affecting the equity markets, the Fund's assets may be invested without limitation in short-term debt instruments and in securities of United States issuers. In addition, when the Fund experiences large cash inflows from the issuance of new shares or the sale of portfolio securities, and desirable equity securities that are consistent with the Fund's investment objective are unavailable in sufficient quantities, the Fund may hold more than 35% of its assets in short-term debt instruments for a limited time pending availability of suitable equity securities. During normal market conditions, no more than 35% of the Fund's total assets will be invested in short-term debt instruments.



Subject to applicable securities regulations, the Fund may, for the purpose of hedging its portfolio, purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. See "Appendix A" for additional information concerning the investment practices of the Fund.

Nations Emerging Markets Fund: In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in equity securities of companies in emerging markets.


The Fund considers countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the World Bank; and (iii) countries listed in World Bank publications as developing. The Adviser seeks to identify and invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The Adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey.

A company will be considered in a country, market or region if it conducts its principal business activities in the country, market or region. A company will be considered to conduct its principal business activities in a country, market or region if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in such country, market or region or has at least 50% of its assets situated in such country, market or region.

Equity securities of emerging market issuers may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Fund may invest in ADRs, GDRs, EDRs, and ADSs of such issuers.

The Fund also may invest in other types of instruments, including debt obligations. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.

The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the International Funds," below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.


For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments.


Nations Pacific Growth Fund: The Fund seeks to achieve its objective by investing primarily in securities of issuers in the regions known as the Pacific Basin and the Far East. An issuer will be considered in a region if it conducts its principal business activities in the region. An issuer will be considered to conduct its principal business activities in a region if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in such region or has at least 50% of its assets situated in such region. The Pacific Basin and Far East include Australia, Hong Kong, India, Indonesia, South Korea, Malaysia, New Zealand, Pakistan, the People's Republic of China, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand and may include other markets that develop in the region. The Fund will not invest in securities of issuers in Japan.


The Fund will focus on equity securities, but may also invest in debt obligations. Such equity securities may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.

In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of issuers that conduct their principal business activities in countries of the Pacific Basin and Far East, except for Japan. Although the Fund may not invest in securities issued by companies that conduct their principal business activities in Japan, the Fund may invest in securities that are listed on a Japanese exchange.

The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the International Funds" below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.

The Fund may invest in ADRs, GDRs, EDRs and ADSs.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments.



Balanced Fund:

Nations Balanced Assets Fund: In pursuing the Fund's objective, the Adviser will allocate the Fund's assets based upon its judgment of the relative valuation and the expected returns of the three major asset classes in which the Fund invests: common stocks, fixed income securities and cash equivalents. In assessing relative value and expected returns, the Adviser will evaluate current economic and financial market conditions (both domestically and internationally), current interest rate trends, earnings and dividend prospects for common stocks, and overall financial market stability. These asset classes are actively managed in an effort to maximize total return. In general, the Adviser believes that common stocks offer the best opportunity for long-term capital appreciation.


The Fund invests in common and preferred stocks of U.S. corporations and of foreign issuers, as well as securities convertible into common stocks, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities) that meet the Adviser's stringent criteria. Fundamental research and valuation analysis are emphasized in the stock selection process. Stock holdings are typically those of seasoned, financially strong companies with favorable industry positioning.


Under normal circumstances, at least 25% of the total value of the Fund's assets will be invested in fixed income securities. The Fund may invest in government, corporate and municipal debt securities, as well as mortgage-backed and asset-backed securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by S&P, Moody's, Duff & Phelps Credit Rating Co. ("D&P"), Fitch IBCA ("Fitch"), or Thomson BankWatch, Inc. ("BankWatch") or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. S&P, Moody's, D&P, Fitch and BankWatch are nationally recognized statistical rating organizations (collectively "NRSROs"). Obligations with the lowest investment grade rating (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest up to 25% of its total assets in foreign securities.

The Fund may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.


General: Each Fund may invest in certain specified derivative securities, including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission (the "CFTC") and options thereon for market exposure risk management. Each Fund may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Nations Balanced Assets Fund also may engage in reverse repurchase agreements and dollar roll transactions. Each Equity Fund also may invest in real estate investment trust securities. In addition, each Equity Fund may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies. Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund (collectively the "International Funds") may invest in forward foreign exchange contracts.


Nations Value Fund, Nations Equity Income Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Small Company Growth Fund and Nations Disciplined Equity Fund are managed with careful consideration to the overall tax implications of portfolio activity.

The Adviser considers employing various techniques to minimize the distribution of capital gains to shareholders. These techniques, which the Adviser uses when consistent with each Fund's overall objectives and policies, may include:

o MANAGING PORTFOLIO TURNOVER. By appropriately limiting the number of buy and sell transactions, each Fund attempts to effectively manage its distribution of capital gains.

o SELLING SHARE LOTS THAT GENERATE THE LOWEST TAX BURDEN TO THE SHAREHOLDER. After the decision is made to sell a specific security, each Fund will endeavor to sell the shares that create the lowest potential tax burden to shareholders, as a general matter.

o OFFSETTING CAPITAL GAINS WITH CAPITAL LOSSES. Each Fund may, when prudent, sell securities in order to realize capital losses. Capital losses can be used to offset capital gains thus reducing capital gains distributions.

While each Fund seeks to minimize the distribution of capital gains, consistent with its investment objectives, there can be no assurance that all taxable distributions to shareholders can be avoided. In addition, the ability to utilize these tax management techniques may be reduced or eliminated by future legislation, regulation, administrative interpretations or court decisions.

Portfolio Turnover: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences to the Fund and its shareholders. For the Funds' portfolio turnover rates, see "Financial Highlights."

Risk Considerations: Investments by a Fund in common stocks and other equity securities are subject to stock market risk. The value of the stocks that a Fund holds, like the broader stock market, may decline over short or even extended periods. The U.S. stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, the stock markets, as measured by the S&P 500 Index and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.


The value of a Fund's investments in debt securities, including U.S. Government Obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the U.S. Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.


Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with a Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A."


Certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity.


Special Risk Considerations Relevant to an Investment in Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund: Nations Marsico Focused Equities Fund, as a non-diversified fund, may invest in fewer issuers than a diversified fund, such as Nations Marsico Growth & Income Fund. Therefore, appreciation or depreciation of an investment in a single issuer could have a greater impact on the Fund's net asset value. Nations Marsico Focused Equities Fund reserves the right to become a diversified fund by limiting the investments in which more than 5% of its total assets are invested. The techniques employed by the Adviser in managing this Fund generally result in a portfolio of fewer holdings than that of other equity mutual funds. As a result, the net asset value of a share in the Fund tends to fluctuate more greatly than would otherwise be the case with an equity fund that invested more broadly. In other words, an investment in the Fund represents both greater risks and potential rewards than may be the case with an equity fund whose portfolio is more diversified.


Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund (together, the "Marsico Funds") may also invest up to 25% of their assets in mortgage- and asset-backed securities, up to 10% of their assets in zero coupon, pay-in-kind and step coupon securities, and may invest without limit in indexed/structured securities. The Marsico Funds will invest no more than 35% of their assets in high-yield/high-risk securities. The Marsico Funds may also purchase high-grade commercial paper, certificates of deposit, and repurchase agreements. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors. The Marsico Funds may also invest in short-term debt securities as a means of receiving a return on idle cash. See "Appendix B" for a description of ratings.


When the Adviser believes that market conditions are not favorable for profitable investing or when the Adviser is otherwise unable to locate favorable investment opportunities, the Marsico Funds may hold cash or cash equivalents and invest without limit in U.S. Government Obligations and short-term debt securities or money market instruments if the Adviser determines that a temporary defensive position is advisable or to meet anticipated redemption requests. In other words, the Marsico Funds do not always stay fully invested in stocks and bonds. Cash or similar investments are a residual -- they represent the assets that remain after the Adviser has committed available assets to desirable investment opportunities. When a Fund's cash position increases, it may not participate in stock market advances or declines to the extent that it would if it remained more fully invested in common stocks.

The Marsico Funds may invest up to 25% of their assets in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies. Foreign securities are generally selected on a company-by-company basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. The Marsico Funds may use options, futures, forward currency contracts and other types of derivatives for hedging purposes. The Funds may purchase securities on a when-issued, delayed delivery or forward commitment basis.

Special Risks  Considerations  Relevant to an  investment  in the  International
Funds: Investors should understand and consider carefully the special risks involved in foreign investing. Such risks include, but are not limited to: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates, which can significantly affect a Fund's share price;
(3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in U.S. markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war; (7) possible impositions of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States.

The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the International Funds offer a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also typically higher than those of domestic equity mutual funds.


Certain of the risks associated with investments by the International Funds in foreign securities are heightened with respect to investment in developing countries and emerging market countries. Political and economic structures in many emerging markets countries may be undergoing significant evolution and rapid development, and may lack the social, political and economic stability characteristic of more developed countries. Investing in emerging markets securities also involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally and some countries with emerging securities markets have sustained long periods of substantially high inflation or rapid fluctuation in inflation rates which can have negative effects on a country's economy or securities markets.


In addition to the general risk inherent in foreign investing, investors should understand and consider carefully the special risks involved in investing in Eastern Europe, the Pacific Basin and the Far East. Economic and political reforms in Eastern Europe are still in their infancy. As a result, investing in such countries could be deemed to be highly speculative and could result in losses to the Fund and, thus, to its shareholders. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties. See "Appendix A" for additional discussion of the risks associated with an investment in the International Funds.

Year 2000 Issue: Many computer programs employed throughout the world use two digits to identify the year. Unless modified, these programs may not correctly handle the change from

"99" to "00" on January 1, 2000, and may not be able to perform necessary functions. Any failure to adapt these programs in time could hamper the Funds' operations. The Funds' principal service providers have advised the Funds that they have been actively working on implementing necessary changes to their systems, and that they expect that their systems will be adapted in time, although there can be no assurance of success. Because the Year 2000 issue affects virtually all organizations, the companies or governmental entities in which the Funds invest could be adversely impacted by the Year 2000 issue, although the extent of such impact cannot be predicted. To the extent the impact on a portfolio holding is negative, a Fund's return could be adversely affected.


Investment Limitations: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAI.

Each Fund (except Nations International Value Fund) may not:


1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry.)


2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.


3. Except for Nations Marsico Focused Equities Fund, purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.


Nations Marsico Focused Equities Fund may not:


Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

Nations International Growth Fund may not:

1. Borrow money except as a temporary measure and then only in amounts not exceeding 5% of the value of the Fund's total assets or from banks or in connection with reverse repurchase agreements provided that immediately after such borrowing, all borrowings of the Fund do not exceed one-third of the Fund's total assets and no purchases of portfolio instruments will be made while the Fund has borrowings outstanding in an amount exceeding 5% of its total assets.

Nations Small Company Growth Fund may not:

1. Borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the Fund will maintain asset coverage of 300% for all borrowings.


Nations International Value Fund may not:


1.  Invest  25% or more of its total  assets in one or more  issuers  conducting
their  principal  business   activities  in  the  same  industry  (with  certain
exceptions).

2. Purchase securities of any one issuer (with certain exceptions, including U.S. Government securities) if more than 5% of the Fund's total assets will be invested in the securities of any one issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% limitation. The Fund may not purchase more than 10% of the outstanding voting securities of any issuer subject, however, to the foregoing 25% exception.

3. Borrow money except for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. Whenever borrowings exceed 5% of the Fund's total assets, the Fund will not make any investments.

If a percentage limitation has been met at the time an investment is made, a subsequent change in that percentage that is the result of a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.

The investment objective and policies of each Fund, unless otherwise specified, are non-fundamental and may be changed without shareholder approval. Shareholders of Nations Small Company Growth Fund, however, must receive at least 30 days' prior written notice in the event an investment objective is changed. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their current positions and needs.


  How Performance Is Shown




From time to time, the Funds may advertise the "total return" and "yield" on a class of shares. TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of a Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return on a class of shares over one-, five-, and ten-year periods or the life of a Fund (as stated in a Fund's advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gain distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period, again assuming the reinvestment of all dividend and capital gain distributions. Total return may also be presented for other periods.


"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period.

Brandes Composite Performance: Set forth below is certain performance data relating to the composite of certain international equity accounts of clients of Brandes and the Brandes Institutional International Equity Fund, an open-end management investment company (the "Brandes Composite"); and the Morgan Stanley Capital International European, Australasian and Far Eastern Index (the "MSCI EAFE Index"). The performance data for the Brandes Composite is deemed relevant because the accounts and mutual fund in the Brandes Composite have investment objectives and policies that are substantially similar to those of Nations International Value Fund, and are managed by Brandes using substantially similar, but not identical, investment strategies, policies and techniques as those used in managing Nations International Value Fund. The data below regarding the Brandes Composite and the MSCI EAFE Index should not be considered as an indication of future performance of Nations International Value Fund or of Brandes. The accounts that are included in the Brandes Composite are not subject to the same types of expenses to which Nations International Value Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on Nations International Value Fund by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Brandes Composite could have been adversely affected if the accounts included in the Brandes Composite had been regulated as investment companies or subject to the Fund's expenses. In addition, the results presented below for the Brandes Composite may not necessarily equate with the return experienced by any particular account of Brandes.

Average Annual Total Return for the Periods Indicated through March 31, 1998





                      One       Three         Five      Since
                     Year        Year        Year     Inception
Brandes
  Composite*        32.81%      23.15%      18.85%      18.56%
MSCI EAFE
  Index**           18.61%      10.57%      11.93%       6.98%



Annual Total Returns





                         MSCI
           Brandes      EAFE
Year     Composite*     Index**
1997      20.00%        1.78%
1996      16.34%        6.05%
1995      13.75%       11.21%
1994      -2.98%        7.78%
1993      40.86%       32.56%
1992       6.28%       -12.17%
1991      40.17%       12.13%



* The returns above were calculated on a time- and asset-weighted total return basis, assuming reinvestment of all dividends, interest and income, realized and unrealized gains or losses and are net of all applicable expenses, including investment advisory fees, brokerage commission and execution costs, custodial fees and any applicable foreign withholding taxes, without provision for any federal or state income taxes. The Brandes Composite results include all actual, fee-paying and non-fee-paying, fully discretionary accounts under management by Brandes for at least one month beginning July 1, 1990, having substantially the same investment objectives, policies, techniques and restrictions, other than client accounts denominated in currencies other than U.S. dollars. The Brandes Composite results also include performance data relating to the Brandes Institutional International Equity Fund since its inception on January 2, 1997.
** The MSCI EAFE Index is an unmanaged index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing.


Marsico Prior Performance: Mr. Thomas Marsico is responsible for the investment program of the Marsico Funds. Prior to forming Marsico Capital, Mr. Marsico served as Portfolio Manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997, and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (inception) through August 11, 1997. The average annual returns for the Janus Twenty Fund and the Janus Growth and Income Fund ("Janus Funds") from the date on which Mr. Marsico began serving as Portfolio Manager of each Janus Fund through August 7, 1997 were 22.38% and 21.19%, respectively. On August 11, 1997, the date on which Mr. Marsico ceased serving as the Portfolio Manager to both the Janus Twenty Fund and the Janus Growth and Income Fund, the Janus Twenty Fund had approximately $6 billion in net assets, and the Janus Growth and Income Fund had approximately $1.7 billion in net assets. As Executive Vice President and Portfolio Manager of the Janus Twenty Fund and the Janus Growth and Income Fund, Mr. Marsico had full discretionary authority over the selection of investments for those funds. Average annual returns for the one-year, three-year and five-year periods ended August 7, 1997, and for the period during which Mr. Marsico managed those funds compared with the performance of the S&P 500 Index were:



                       Janus         Janus
                      Twenty       Growth and         S&P 500
                     Fund (a)   Income Fund (a)      Index (b)
One Year (8/8/96-
         8/7/97)       48.21%       47.77%            46.41%
Three Years
(8/11/94-8/7/97)       32.07%       31.13%            30.63%
Five Years
(8/13/92-8/7/97)       20.02%       21.16%            20.98%
                                                    Janus Twenty:
During Period of                                    18.20%(c)
Management by                                       Janus Growth
Mr. Marsico                                         and Income:
(through 8/7/97)       22.38%       21.19%            18.59%(d)



 (a) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.
 (b)   The S&P 500 Index is adjusted to reflect  reinvestment of dividends.
 (c) This figure represents the average annual return of the S&P 500 Index during the period that Mr. Marsico managed the Janus Twenty Fund through August 7, 1997.
 (d) This figure represents the average annual return of the S&P 500 Index during the period that Mr. Marsico managed the Janus Growth and Income Fund through August 7, 1997.


The Janus Twenty Fund has substantially similar investment policies, strategies, and objectives as those of Nations Marsico Focused Equities Fund, while the investment policies, strategies, and objectives of the Janus Growth and Income Fund are substantially similar to those of Nations Marsico Growth & Income Fund. Historical performance is not indicative of future performance. For a majority of the periods shown above, the expenses of the Janus Twenty Fund and the Janus Growth and Income Fund were lower than the anticipated expenses of Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund, respectively. Higher expenses, of course, would have resulted in lower performance. The Janus Twenty Fund and the Janus Growth and Income Fund are separate funds and their historical performance is not indicative of the potential performance of Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund, respectively. The Janus Twenty Fund and the Janus Growth and Income Fund were the only investment vehicles that Mr. Marsico managed during the period he was employed at Janus Capital Corporation that have substantially similar objectives, policies, and strategies as those of the Funds. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolios and the Fund's operating expenses. Investment performance also often reflects the risks associated with such Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield.

In addition to Investor C Shares, the Funds generally offer Primary A, Primary B, Investor A and Investor B Shares. Certain Funds, however, do not offer shares in every class. Each class of shares may bear different sales charges, shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of a Fund's shares. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's Agent (as defined below) or by calling Nations Funds at the toll-free number indicated on the cover of this Prospectus.


  How The Funds Are Managed


The business and affairs of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios are managed under the direction of their Board of Trustees and Boards of Directors, respectively. Nations Funds' SAI contains the names of and general background information concerning each Director/Trustee of Nations
Fund Trust, Nations Fund, Inc. and Nations Portfolios.

As described below, each Fund is advised by NBAI which is responsible for the overall management and supervision of the investment management of each Fund. Each Fund also is sub-advised by a separate investment sub-adviser, which as a general matter is responsible for the day-to-day investment decisions for the respective Fund.

Nations Funds and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.


NationsBank Corporation, the parent company of NationsBank, has signed an agreement to merge with BankAmerica Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the second half of 1998. NationsBank and NBAI have advised the Funds that the merger will not reduce the level or quality of advisory and other services provided to the Funds.

Investment Adviser: NationsBanc Advisors, Inc., serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.



TradeStreet  Investment   Associates,   Inc.,  with  principal  offices  at  One
NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to all of the Funds except for those Funds listed below, for which Gartmore, Brandes or Marsico Capital serve as investment sub-adviser. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.


Gartmore Global Partners, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations International Growth Fund pursuant to investment sub-advisory agreements. Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited an indirect, wholly owned subsidiary of Gartmore Investment Management plc ("Gartmore plc"), a UK company which is the holding company for a leading UK-based international fund management group of companies. National Westminster Bank plc and affiliated entities (collectively, "NatWest") own 100% of the equity of Gartmore plc.


Brandes Investment Partners, L.P., with principal offices at 12750 High Bluff Drive, San Diego, California 92130, serves as investment sub-adviser to Nations International Value Fund pursuant to an investment sub-advisory agreement.


Marsico Capital Management, LLC, located at 1200 17th Street, Suite 1300, Denver, Colorado 80202, serves as the investment sub-adviser to the Marsico Funds pursuant to an investment sub-advisory agreement. NationsBank has an option to purchase up to 50% of Marsico Capital.

Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s and Nations Portfolios' Boards of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in the Funds, if the Adviser believes that the quality of the transactions and the commissions are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.

For the services provided and expenses assumed pursuant to various investment advisory agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: .75% of the average daily net assets of each of Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Value Fund and Nations Balanced Assets Fund; 1.00% of the average daily net assets of Nations Small Company Growth Fund; .75% of the first $100 million of the Nations Equity Income Fund's average daily net assets, plus .70% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus .60% of the Fund's average daily net assets in excess of $250 million; .85% of the average daily net assets of Nations Marsico Focused Equities Fund; .85% of the average daily net assets of Nations Marsico Growth & Income Fund; .90% of each of Nations International Equity
Fund's, Nations International Growth Fund's and Nations Pacific Growth Fund's average daily net assets; and 1.10% of Nations Emerging Markets Fund's average daily net assets and 1.00% of Nations International Value Fund's average daily net assets.

For the services provided pursuant to investment sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rates of: .25% of Nations Value Fund's, Nations Balanced Assets Fund's, Nations Capital Growth Fund's, Nations Emerging Growth Fund's, Nations Small Company Growth Fund's and Nations Disciplined Equity Fund's average daily net assets; and .20% of Nations Equity Income Fund's average daily net assets


For services provided pursuant to an investment sub-advisory agreement, NBAI will pay Gartmore sub-advisory fees, computed daily and paid monthly, at the annual rate of .70% of Nations International Equity Fund's , Nations Pacific Growth Fund's and Nations International Growth Fund's average daily net assets; and .85% of Nations Emerging Markets Fund's average daily net assets.


For services provided pursuant to investment sub-advisory agreements, NBAI will pay Brandes sub-advisory fees, computed daily and paid monthly, at the annual rate of .50% of Nations International Value Fund's average daily net assets.


For the services provided pursuant to an investment sub-advisory agreement, NBAI will pay Marsico Capital sub-advisory fees, computed daily and paid monthly, at the annual rate of .45% of the average of Nations Marsico Focused Equities Fund's daily net assets; .45% of Nations Marsico Growth & Income Fund's average daily net assets.


From time to time, NationsBank (and/or TradeStreet, Gartmore, Brandes or Marsico Capital) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees or expenses payable by a Fund.


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund Trust paid NBAI under the investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Value Fund -- .75%, Nations Capital Growth Fund -- .75%, Nations Emerging Growth Fund -- .75%, Nations Disciplined Equity Fund -- .75% and Nations Balanced Assets Fund -- .75%.




For the fiscal period from December 31, 1997 to March 31, 1998, after waivers, Nations Fund Trust paid NBAI under the investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Marsico Focused Equities Fund -- .85% and Nations Marsico Growth & Income Fund -- .00%.


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund, Inc. paid NBAI under the investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Equity Income Fund -- .64%, Nations International Equity Fund -- .90%, Nations Small Company Growth Fund -- .70% and Nations International Growth Fund -- .87%.


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Portfolios paid NBAI under the investment advisory agreement, advisory fees at the indicated rates of the following Fund's average daily net assets:
Nations Emerging Markets Fund -- 1.10% and Nations Pacific Growth Fund -- .90%.



For the fiscal period from December 1, 1997 to May 15, 1998, after waivers, the Emerald Funds paid Barnett Capital Advisors, Inc. ("Barnett"), under a previous investment advisory agreement, advisory fees of .90% of the Nations International Value Fund's average daily net assets (formerly called the Emerald International Equity Fund).


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, NBAI paid Gartmore under the investment sub-advisory agreements, sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Emerging Markets Fund -- .85%, Nations Pacific Growth Fund -- .70%, and Nations International Equity Fund -- .70%.


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, NBAI paid TradeStreet under the investment sub-advisory agreements, sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Value Fund -- .25%, Nations Capital Growth Fund -- .25%, Nations Emerging Growth Fund -- .25%, Nations Disciplined Equity Fund -- .25%, Nations Balanced Assets Fund -- .25% and Nations Equity Income Fund -- .20%.


For the fiscal period from December 31, 1997 to March 31, 1998, after waivers, NBAI paid Marsico Capital under the sub-advisory agreement, sub-advisory fees at the indicated rates of the follow-ing Funds' average daily net assets: Nations Marsico Focused Equities Fund --
 .45% and Nations Marsico Growth & Income Fund -- .45%.

For the fiscal period from December 1, 1997 to May 15, 1998, after waivers, Barnett paid Brandes, under a previous investment sub-advisory agreement, sub-advisory fees of .50% of the Nations International Value Fund.

The Structured Products Management Team of TradeStreet is responsible for the day-to-day management of Nations Disciplined Equity Fund.

The Value Management Team of TradeStreet is responsible for the day-to-day management of Nations Value Fund, Nations Balanced Assets Fund and Nations Equity Income Fund.

The Core Growth Management Team of TradeStreet is responsible for the day-to-day management of Nations Capital Growth Fund.

The Strategic Growth Management Team of TradeStreet is responsible for the day-to-day management of Nations Emerging Growth Fund and Nations Small Company Growth Fund.

Philip Ehrmann is Co-Portfolio Manager of Nations International Equity Fund, responsible for the Fund's investments in developing countries (since June
1998). Mr. Ehrmann is also Principal Portfolio Manager of Nations Emerging Markets Fund (since 1995) and is Head of the Gartmore Emerging Markets Team. Prior to joining Gartmore in 1995, Mr. Ehrmann was the Director of Emerging Markets for Invesco in London. He began his career in 1981 as an institutional stockbroker with Rowe & Pitman Inc. and also spent a brief period with Prudential Bache Securities as an institutional salesman before joining Invesco in 1984. Mr. Ehrmann graduated from the London School of Economics with a degree in Economics, Industry and Trade.

Seok Teoh is Co-Portfolio Manager of Nations International Equity Fund, responsible for the Fund's investments in Asia (since June 1998). Ms. Teoh is also Principal Portfolio Manager of Nations Pacific Growth Fund (since that Fund's inception in June 1995). She has been with Gartmore since 1990 as the London based manager of its Far East Team. Previously, Ms. Teoh managed four equity funds for Rothschild Asset Management in Tokyo and in Singapore. She was also responsible for Singaporean and Malaysian equity sales at Overseas Union Bank Securities in Singapore. Ms. Teoh, who is native to Singapore, is fluent in Mandarin and Cantonese and received an Economics degree from the University of Durham.

Mark Fawcett is Co-Portfolio Manager of Nations International Equity Fund, responsible for the Fund's investments in Japan (since June 1998). He is also Senior Investment Manager for the Gartmore Japanese Equities Team. Mr. Fawcett joined Gartmore as an investment manager on the Japanese Equity Team in 1991 and has specific responsibility for large stock research. Before joining Gartmore in Tokyo he worked on the Far East desk of Provident Mutual, a major London-based Life Assurance company, managing funds invested in Japan. Mr. Fawcett graduated from Oxford University in 1986 with an honours degree in Mathematics and Philosophy.


Stephen Jones is Co-Portfolio Manager of Nations International Equity Fund, responsible for the Fund's investments in Europe (since June 1998). He is also the Head of Gartmore European Equities. Mr. Jones joined Gartmore as a senior investment manager in the European Equities Team in 1994 and was appointed Head of the European Equity Team in 1995. He began his career at the Prudential in 1984, spending a year as a business analyst before becoming the personal assistant to the Group Chief Executive. In 1987, he became a European equities investment manager focusing primarily on France, Belgium and Switzerland. Mr. Jones graduated from Manchester University in 1984 with an honours degree in Economics.


Stephen Watson is Co-Portfolio Manager for Nations International Equity Fund, responsible for allocating the Fund's assets among the various regions in which it invests, as well as determining the Fund's investments in regions not covered by the other Co-Portfolio Managers (since June 1998). Mr. Watson had been the sole Portfolio Manager of the Fund since February 1995. He joined Gartmore as a Global Fund Manager in 1993 and currently holds the position of Chief Investment Officer of Gartmore Global Partners and is a member of Gartmore's Global Policy Group. Previously, Mr. Watson was a director and global fund manager with James Capel Fund Managers, London, as well as Client Services Manager for international clients. From 1980 to 1987 he was with Capel-Cure Myers in their Portfolio Management Division. He began his career in 1976 when he joined the investment division at Samuel Motagu. Mr. Watson is a member of the Securities Institute.


Brian O'Neill is the Principal Senior Investment Manager of the Gartmore Global Portfolio Team and has been the Portfolio Manager of Nations International Growth Fund since July 1997. Mr. O'Neill joined Gartmore as a Senior Investment Manager on the Global Portfolio Team in 1981 with responsibility for a variety of specialized global funds, including resource funds. Mr. O'Neill began his career with Royal Insurance in 1970 as an investment analyst specializing in United Kingdom research. He then expanded his field of expertise to include management of global equities, and in 1978 he moved to Antony Gibbs & Sons where he was appointed as a fund manager, specializing in global equities. Mr. O'Neill graduated from Glasgow University in 1969 with an MA Honours degree in Political Economy.


Brandes' Investment Committee is responsible for the day-to-day management of Nations International Value Fund.


Thomas F. Marsico is the Chief Executive Officer of Marsico Capital and has been the Portfolio Manager of both Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund since each Fund's respective inception. Prior to forming Marsico Capital, Mr. Marsico was a portfolio manager with Janus Funds for 11 years and was responsible for the day-to-day management of Janus Twenty Fund and Janus Growth and Income Fund. Overall, Mr. Marsico had 18 years of experience as a securities analyst/portfolio manager before becoming the Portfolio Manager of the Marsico Funds.


Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank, has advised Nations Funds and NationsBank that NationsBank and its affiliates may perform the services contemplated by the various investment advisory agreements and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes, including the Glass-Steagall Act, and regulations and judicial or administrative decisions or interpretations thereof, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any of such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

Other Service Providers: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Funds pursuant to administration agreements. Pursuant to the terms of the administration agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.


First Data Investor Services Group, Inc. ("First Data"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Funds pursuant to co-administration agreements. Under the co-administration agreements, First Data provides various administrative and accounting services to the Funds including performing the calculations necessary to determine the net asset value per share and dividends of each class of the Funds, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds.


For the services rendered pursuant to the administration and co-administration agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to .10% of each Fund's average daily net assets.


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund Trust paid its administrators combined fees at the indi-cated rates of the following Funds' average daily net assets: Nations Value
Fund -- .10%, Nations Capital Growth Fund -- .10%, Nations Emerging Growth Fund -- .10%, Nations Disciplined Equity Fund -- .10% and Nations Balanced Assets Fund -- .10%.


For the fiscal period from December 31, 1997 to March 31, 1998, after waivers, Nations Fund Trust paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Marsico Focused Equities Fund -- .10% and Nations Marsico Growth & Income Fund -- .10%.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund, Inc. paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Equity Income Fund, Nations Small Company Growth Fund -- .10%, Nations International Value Fund --
 .10% and Nations International Growth Fund -- .10%.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Portfolios paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Emerging Markets Fund -- .10% and Nations Pacific Growth Fund -- .10%.

NBAI serves as sub-administrator for the Funds pursuant to a sub-administration agreement. Pursuant to the terms of the sub-administration agreement, NBAI assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NBAI shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.

Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer. Nations Funds has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor Shares of the Funds. See "Shareholder Servicing And Distribution Plans."


The Bank of New York ("BONY" or the "Custodian"), located at 90 Washington Street, New York, New York 10286, provides custodial services for the assets of all Nations Funds, except the International Funds. In return for providing custodial services to the Nations Funds Family, BONY is entitled to receive, in addition to out-of-pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations Funds' non-money market funds up to $10 billion; and (ii) 1/2 of one basis point on the excess, including all Nations Funds' money market funds.


BONY, located at Avenue des Arts, 35 1040 Brussels, Belgium, provides custodial services for the assets of the International Funds.



First Data serves as transfer agent (the "Transfer Agent") for the Funds' Investor C Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.



PricewaterhouseCoopers LLP serves as independent accountant to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.

Expenses: The accrued expenses of each Fund are deducted from accrued income before dividends are declared the Funds'. These expenses include, but are not limited to: fees paid to the Adviser, Stephens and First Data; interest; fees (including fees paid to Nations Funds' Directors, Trustees and officers); federal and state securities registration and qualification fees; brokerage fees and commissions; cost of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings, other expenses which are not expressly assumed by the Adviser, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Investor C Shares may bear certain class specific expenses and also bear certain additional shareholder service and/or sales support costs. Any general expenses of Nations Fund Trust and/or Nations Fund, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust and Nations Fund, Inc. or in such other manner as the relevant Board of Trustees or Board of Directors deems appropriate.

  Organization And History


The Funds are members of the Nations Funds Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Institutional Reserves, Nations Annuity Trust and Nations Life Goal Funds, Inc. The Nations Funds Family currently has more than 60 distinct investment portfolios and total assets in excess of $40 billion.

Nations Fund Trust: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. Nations Fund Trust's fiscal year end is March 31; prior to 1996, Nations Fund Trust's fiscal year end was November 30. The Funds currently offer five classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares and Investor C Shares. Certain Funds, however, do not offer shares in every class. This Prospectus relates only to the Investor C Shares of the following Funds of Nations Funds Trust. Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Value Fund, Nations Balanced Assets Fund, Nations Marsico Growth & Income Fund and Nations Marsico Focused Equities Fund . To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Agent (as defined below) or Nations Funds at 1-800-321-7854.


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.


Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the SAI for examples of when the Investment Company Act of 1940 (the "1940 Act") requires voting by fund.


As of August 1, 1998, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI.



Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.


Nations Fund, Inc.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. Nations Fund, Inc.'s fiscal year end is March 31; prior to 1996, Nations Fund, Inc.'s fiscal year end was May 31. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 460,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor C Shares of the following Funds of Nations Fund, Inc. of Nations Equity Income Fund, Nations Small Company Growth Fund and Nations International Value Fund. To obtain additional information regarding the Fund's other classes of shares which may be available to you, contact your Agent (as defined below) or Nations Funds at 1-800-321-7854.



Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.


Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.



As of August 1, 1998, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

Nations Portfolios: Nations Portfolios was incorporated in Maryland on January 23, 1995. Nations Portfolios' fiscal year end is March 31. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 150,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor C Shares of the following Funds of Nations Portfolios: Nations Emerging Markets Fund and Nations Pacific Growth Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Funds at 1-800-321-7854.

Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class allocated among the funds or classes based on the respective liquidation value of each fund or class.


Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable.


As of August 1, 1998, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Portfolios and, therefore, could be considered to be a controlling person of Nations Portfolios for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

Because this Prospectus combines disclosure on three separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning another investment company. Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.


About Your Investment


  How To Buy Shares


The Funds have established various procedures for purchasing Investor C Shares in order to accommodate different investors. Purchase orders for Investor C Shares may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a shareholder servicing agreement ("Servicing Agreement") with Nations Funds ("Servicing Agents") and/or a sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents").


The Funds reserve the right, in their discretion, to make Investor C Shares available to other categories of investors, including those who become eligible in connection with a merger or reorganization.


There is a minimum initial investment of $1,000, except that the minimum initial investment is:



o $500 for "IRA" investors;

o $250 for non-working spousal IRAs; and

o $100 for investors participating on a monthly basis in the Systematic Investment Plan described below.


There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs"), Savings Incentives Method Plans for Employees ("SIMPLE IRAs"), salary reduction-Individual Retirement Account ("SAR-IRAs"), or similar types of accounts. However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs, SIMPLE IRAs and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Funds reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.

Investor C Shares are purchased at net asset value per share. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").

The Servicing Agents will provide various shareholder services for, and the Selling Agents will provide sales support assistance to, their respective customers ("Customers") who own Investor C Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Funds may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.

Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Investor C Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.


Effective Time of Purchases: Purchase orders for Investor C Shares in the Funds which are received by Stephens, the Transfer Agent or their respective agents before the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day. In the event that the Exchange closes early, purchase orders received prior to closing will be priced as of the time the Exchange closes and purchase orders received after the Exchange closes will be deemed received on the next Business Day and priced according to the net asset value determined on the next Business Day. Purchase orders are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received no later than 4:00 p.m., Eastern time, by the third Business Day following the receipt of the order, as determined above. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.


The Agents are responsible for transmitting orders for purchases of Investor C Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Funds.


Systematic Investment Plan: Under the Funds' Systematic Investment Plan ("SIP"), a shareholder may automatically purchase Investor C Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank which is a member of the Automated Clearing House to his/her Fund account. Transfers will occur on or about the 15th and/or the last day of the applicable month. Subject to certain exceptions for employees of NationsBank and its affiliates and pre-existing SIP accounts, the systematic investment amount may be in any amount from $50 to $100,000. For more information concerning the SIP, contact your Agent.


Telephone Transactions: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to authorize written requests only. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Funds and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Funds requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Funds reserves the right to record all telephone conversations. Shareholders should be aware that during periods of significant economic or market change, telephone transactions may be difficult to complete.

  How To Redeem Shares


Redemption orders should be transmitted by telephone or in writing through the same Agent that transmitted the original purchase order. Redemption orders for Investor C Shares of the Funds which are received by Stephens, the Transfer Agent or their respective agents before the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value next determined after acceptance of the order. In the event that the Exchange closes early, redemption orders received prior to the Exchange's closing will be priced as of the time the Exchange closes and redemption orders received after the Exchange closes will be deemed received on the next Business Day and priced according to the net asset value determined on the next Business Day. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens, the Transfer Agent or their respective agents. The Agents are responsible for transmitting redemption orders to Stephens, the Transfer Agent or their respective agents and for crediting their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Funds. There is no redemption charge.

Redemption  proceeds  are  normally  wired to the  redeeming  Agent within three
Business Days after receipt of the order by Stephens, the Transfer Agent or their respective agents. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.


Nations Funds may redeem a shareholder's Investor C Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Funds also may redeem shares of the Funds involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.


Prior to effecting a redemption of Investor C Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Funds have previously been made. Nations Funds may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

Automatic Withdrawal Plan: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Funds if the value of the Investor C Shares in his/her accounts within the Nations Funds Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor C Shares will be redeemed as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Agent or by Nations Funds at any time.


  How To Exchange Shares




The exchange feature enables a shareholder of Investor C Shares of a Nations Funds non-money market fund to acquire shares of the same class that are offered by another non-money market fund of Nations Funds or Daily Shares of any Nations Funds money market fund when he or she believes that a shift between funds is an appropriate investment decision. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.


The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.



The current prospectus for each Fund describes its investment objective and policies, and share-holders should obtain a copy and examine it carefully before investing.
Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.


Nations Funds and Stephens reserve the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.


The Investor C Shares exchanged must have a current value of at least $1,000 (except for exchanges through the Automatic Exchange Feature, which is described below). Nations Funds and Stephens reserve the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling his/her Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.


During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Agent through which the original shares were purchased. An investor should consult his/her Agent or Stephens for further information regarding exchanges.

Automatic Exchange Feature: Under the Fund's Automatic Exchange Feature ("AEF") a shareholder may automatically exchange at least $25 on a monthly or quarterly basis. A shareholder may direct proceeds to be exchanged from one Nations Funds to another as allowed by the applicable exchange rules within the prospectus. Exchanges will occur on or about the 15th or 30th day of the applicable month. The shareholder must have an existing position in both Funds in order to establish the AEF. This feature may be established by directing a request to the Transfer Agent by telephone or in writing. For additional information, an investor should contact his/her Selling Agent or Nations Funds.

     Shareholder Servicing And Distribution Plans


Pursuant to Rule 12b-1 under the 1940 Act, the Trustees and Directors have approved a Distribution Plan with respect to Investor C Shares of the Funds. Pursuant to the Distribution Plan, the Funds may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the Funds' Investor C Shares. Payments under the Investor C Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Trustees and Directors, provided that the annual rate may not exceed
 .75% of the average daily net asset value of the Funds' Investor C Shares.


The fees payable under the Distribution Plan are used (i) to compensate Selling Agents for providing sales support assistance relating to Investor C Shares,
(ii) to pay for promotional activities intended to result in the sale of Investor C Shares such as the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor C Shares. Currently, substantially all fees paid pursuant to the Distribution Plan are paid to compensate Selling Agents for providing the services described in (i) and (iii) above, with any remaining amounts being used by Stephens to partially defray other expenses incurred by Stephens in distributing Investor C Shares. Fees received by Stephens pursuant to the Distribution Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of Stephens.


Nations Funds and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Distribution Plan described above and the terms of the Sales Support Agreement between Selling Agents and Stephens. See the SAI for more details on the Distribution Plan.

The Trustees and Directors also have approved a shareholder servicing plan ("Servicing Plan") for the Funds which permits the Funds to compensate Servicing Agents for services provided to their Customers that own Investor C Shares. Payments under the Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed .25% of the average daily net asset value of the Funds' Investor C Shares.


The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor C Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor C Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor C Shares; (v) arranging for bank wires; and (vi) providing general shareholder liaison services.


Nations Funds may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the Servicing Agreements. See the SAI for more details on the Servicing Plan.


Nations Funds understands that Agents may charge fees to their Customers who are the owners of Investor C Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Funds. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Funds and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.


The Adviser may also pay out of its own asset, amounts to Stephens or other broker/dealers in connection with the provision of administrative and/or distribution related services to shareholders.

In addition, Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the Distribution Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens may also, from time to time, pay additional consideration to Agents not to exceed .75% of the offering price per share on all sales of Investor C Shares as an expense of Stephens or for which Stephens may be reimbursed under the Distribution Plan. Any such additional consideration or incentive program may be terminated at any time by Stephens.

Stephens has also established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.

     How The Funds Value Their Shares



The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares of the Funds are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. In the event that the Exchange closes early, shares of the Funds will be priced as of the time the Exchange closes. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Directors or Trustees.

     How Dividends And Distributions Are Made; Tax Information



Dividends and Distributions: Dividends from net investment income are declared and paid monthly by Nations Capital Growth Fund, Nations Disciplined Equity Fund, Nations Equity Income Fund, Nations Value Fund and Nations Small Company Growth Fund. Nations Balanced Assets Fund, Nations Emerging Growth Fund, Nations Marsico Growth & Income Fund, Nations Marsico Focused Equities Fund, Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund distribute any net investment income each calendar quarter. Dividends from net investment income are declared and paid annually by Nations International Value Fund and Nations International Growth Fund. The Funds distribute any net realized capital gains (including net short-term capital gains) at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.


Investor C Shares of the Funds are eligible to receive dividends when declared, provided, however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed.


The net asset value of Investor C Shares will be reduced by the amount of any dividend or distribution. A dividend or distribution on newly purchased shares would therefore represent, in substance, a return of capital. However, such dividend or distribution would nevertheless be taxable. Certain Agents may provide for the reinvestment of dividends in the form of additional Investor C Shares of the same class in the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the month, quarter or year to which the payment relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor C Shares.

Tax Information: Each Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code"). Such qualification relieves the Fund of liability for Federal income tax on amounts distributed in accordance with the Code.


Each Fund intends to distribute substantially all of its net investment income each taxable year. Distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss generally are taxable as ordinary income to shareholders, whether such income is received in cash or reinvested in additional shares.

Corporate investors in the Funds may be entitled to the dividends-received deduction on a portion of such Funds' dividends to the extent that a Fund's income is derived from dividends received from domestic corporations.


Substantially all of the Funds' net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions generally will be taxable to shareholders as net capital gain, regardless of how long the shareholders have held the Funds' shares and whether such distributions are received in cash or reinvested in additional shares. Noncorporate shareholders may be taxed on such distributions at preferential rates.


Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gain distributions paid during the prior year. Such dividends and capital gain distributions may be subject to state and local taxes.

Dividends and distributions declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends and distributions are actually paid during January of the following year.

Federal law requires Nations Funds to withhold 31% from any distributions paid by Nations Funds and/or redemptions (including exchanges and redemptions in-kind) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold tax on dividends paid to certain foreign shareholders.

The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to foreign, state and local taxes. Further tax information is contained in the SAI.

  Financial Highlights

The following financial information has been derived from the audited financial statements of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. PricewaterhouseCoopers LLP is the independent accountant to Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. The reports of PricewaterhouseCoopers LLP for the most recent fiscal period of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios accompany the financial statements for such period and are incorporated by reference in the SAI, which is available upon request. For more information see "Organization And History." Shareholders of the Funds will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent accountant. Financial Highlights for Investor C Shares of Nations International Value Fund, Nations Marsico Growth & Income Fund and Nations Marsico Focused Equities Fund are not provided below because each Fund's share class had not yet commenced operations during the period indicated below.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Value Fund



                              YEAR            YEAR            PERIOD      YEAR         YEAR       YEAR          PERIOD
                             ENDED            ENDED          ENDED        ENDED       ENDED       ENDED         ENDED
Investor C Shares          03/31/98#        03/31/97      03/31/96(a)   11/30/95    11/30/94    11/30/93      11/30/92*
Operating performance:
Net asset value,
 beginning of period        $ 17.75          $ 16.50         $ 16.09       $ 12.90    $ 13.64      $ 12.41     $ 11.63
Net investment income          0.04             0.17            0.04          0.13       0.12         0.13        0.07
Net realized and
 unrealized gain/(loss)
 on investments                5.95             2.68            1.05          3.88      (0.22)        1.32        0.78
Net increase/(decrease) in
 net asset value from
 operations                    5.99             2.85            1.09          4.01      (0.10)        1.45        0.85
Distributions:
Dividends from net
 investment income            (0.05)           (0.18)          (0.06)        (0.15)     (0.10)       (0.13)      (0.07)
Distributions from net
 realized capital gains       (3.94)           (1.42)          (0.62)        (0.67)     (0.54)       (0.09)        --
Total dividends and
 distributions                (3.99)           (1.60)          (0.68)        (0.82)     (0.64)       (0.22)      (0.07)
Net asset value, end of
 period                     $ 19.75          $ 17.75         $ 16.50       $ 16.09    $ 12.90      $ 13.64     $ 12.41
Total return++                37.55%           17.51%           6.99%        33.15%     (0.92)%      11.85%       7.33%+++
Ratios to average net
 assets/supplemental
 data:
Net assets, end of period
 (in 000's)                 $13,969           $6,519          $4,633        $4,185     $2,983       $2,997      $1,286
Ratio of operating
 expenses to average net
 assets                        1.78%(b)         1.47%(b)        1.58%+        1.94%      1.93%        1.96%       1.98%+
Ratio of net investment
 income to average net
 assets                        0.21%            1.01%           0.68%+        0.90%      0.85%        0.98%       1.22%+
Portfolio turnover rate          79%              47%             12%           63%        75%          64%         60%
Ratio of operating
 expenses to average net
 assets without waivers
 and/or expense
 reimbursements                1.78%(b)         1.47%(b)        1.58%+        1.94%      1.93%        1.97%       1.98%+




*   Nations Value Fund Investor C Shares commenced operations on June 17, 1992.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
# Per share net investment income has been calculated using the monthly average share method.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) The effect of the fees  reduced by credits  allowed by the  custodian on the
    operating   expense   ratio,   with  and  without   waivers  and/or  expense
    reimbursements, was less than 0.01%.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Equity Income Fund





                                          YEAR            YEAR           PERIOD       YEAR        YEAR      PERIOD
                                         ENDED            ENDED          ENDED        ENDED      ENDED       ENDED
Investor C Shares                      03/31/98#        03/31/97      03/31/96(a)   05/31/95   05/31/94    05/31/93*
Operating performance:
Net asset value, beginning of period   $ 12.35          $ 13.19         $ 11.83       $ 11.47    $ 12.04    $ 11.13
Net investment income                     0.18             0.33            0.21          0.32       0.28       0.32
Net realized and unrealized gain on
 investments                              3.83             1.59            1.78          1.08       0.21       1.32
Net increase in net asset value from
 operations                               4.01             1.92            1.99          1.40       0.49       1.64
Distributions:
Dividends from net investment
 income                                  (0.19)           (0.35)          (0.26)        (0.31)     (0.25)     (0.28)
Distributions from net realized
 capital gains                           (2.16)           (2.41)          (0.37)        (0.73)     (0.81)     (0.45)
Total dividends and distributions        (2.35)           (2.76)          (0.63)        (1.04)     (1.06)     (0.73)
Net asset value, end of period         $ 14.01          $ 12.35         $ 13.19       $ 11.83    $ 11.47    $ 12.04
Total return++                           36.28%           15.01%          17.20%        13.49%      3.96%     15.31%
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in 000's)   $10,348           $5,007          $4,612        $4,278     $4,221     $4,377
Ratio of operating expenses to
 average net assets                       1.69%(b)         1.41%(b)        1.75%+        1.92%      1.94%      1.92%+
Ratio of net investment income to
 average net assets                       1.39%            2.59%           1.99%+        2.75%      2.41%      2.37%+
Portfolio turnover rate                     74%             102%             59%          158%       116%       55%
Ratio of operating expenses to
 average net assets without waivers
 and/or expense reimbursements            1.69%(b)         1.41%(b)        1.75%+        1.93%      1.95%      2.04%+



* Nations Equity Income Fund Investor C Shares commenced operations on June 17, 1992.
+   Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average share method.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
(b) The effect of the fees  reduced by credits  allowed by the  custodian on the
    operating   expense   ratio,   with  and  without   waivers  and/or  expense
    reimbursements, was less than 0.01%.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Emerging Growth Fund





                                          YEAR            YEAR            PERIOD        YEAR         YEAR       PERIOD
                                         ENDED            ENDED           ENDED        ENDED       ENDED         ENDED
Investor C Shares                      03/31/98#        03/31/97#     03/31/96#(a)    11/30/95   11/30/94#     11/30/93*
Operating performance:
Net asset value, beginning of period   $ 12.31          $ 13.56         $ 13.87        $ 11.20     $ 10.78     $  9.89
Net investment income/(loss)             (0.18)           (0.10)          (0.03)         (0.08)      (0.14)      (0.09)
Net realized and unrealized
 gain/(loss) on investments               5.29             0.19            1.22           3.15        0.70        0.98
Net increase/(decrease) in net asset
 value from operations                    5.11             0.09            1.19           3.07        0.56        0.89
Distributions:
Distributions from net realized
 capital gains                           (1.79)           (1.34)          (1.50)         (0.40)      (0.14)        --
Total dividends and distributions        (1.79)           (1.34)          (1.50)         (0.40)      (0.14)        --
Net asset value, end of period         $ 15.63          $ 12.31         $ 13.56        $ 13.87     $ 11.20     $ 10.78
Total return++                           43.80%           (0.04)%          9.64%         28.67%       5.19%       9.00%
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in 000's)    $2,266           $1,437          $  936         $  805      $  542      $  469
Ratio of operating expenses to
 average net assets                       1.81%(b)         1.48%(b)        1.61%+         1.98%       2.01%       1.80%+
Ratio of operating expenses to
 average net assets including
 interest expense                         1.82%              N/A             N/A           N/A         N/A          N/A
Ratio of net investment income/(loss)
 to average net assets                   (1.25)%          (0.76)%         (0.68)%+       (0.92)%     (1.29)%     (1.15)%+
Portfolio turnover rate                     76%              93%             39%           139%        129%        159%
Ratio of operating expenses to
 average net assets without waivers
 and/or expense reimbursements            1.81%(b)         1.48%(b)        1.61%+         1.98%       2.01%       2.01%+



* Nations Emerging Growth Fund Investor C Shares commenced operations on December 18, 1992.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average share method.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT THE PERIOD

Nations Small Company Growth Fund





                                                                                            PERIOD
                                                                                            ENDED
Investor C Shares                                                                         03/31/98*
Operating performance:
Net asset value at the beginning of the period                                            $ 15.18
Net investment income                                                                       (0.08)
Net realized and unrealized gain on investments                                              1.35
Net increase in net asset value from operations                                              1.27
Distributions:
Dividends from net investment income                                                          --
Distributions from net realized capital gains                                               (0.71)
Total dividends and distributions                                                           (0.71)
Net asset value, end of the period                                                         $ 15.74
Total return ++                                                                              8.75%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                       $3,122
Ratio of operating expenses to average net assets                                            1.95%+(a)
Ratio of operating expenses to average net assets including interest expense                 1.95%+
Ratio of net investment income/(loss) to average net assets                                 (0.95)%+
Portfolio turnover rate                                                                       59%
Ratio of expenses to average net assets (assuming no waivers or expense reimbursements)     2.26%+(a)



* Nations Small Company Growth Investor C Shares commenced operations on September 22, 1997.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charge.
(a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Disciplined Equity Fund



                                                                YEAR
                                                                ENDED
Investor C Shares                                             03/31/98#
Operating performance:
Net asset value, beginning of period                          $ 18.41
Net investment income/(loss)                                    (0.09)
Net realized and unrealized gain/(loss) on investments           7.83
Net increase/(decrease) in net asset value from operations       7.74
Distributions:
Dividends from net investment income                              --
Distributions from net realized capital gains                   (4.23)
Return of capital                                                 --
Total dividends and distributions                               (4.23)
Net asset value, end of period                                $ 21.92
Total return++                                                  47.38%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $1,199
Ratio of operating expenses to average net assets                1.81%(c)(d)
Ratio of net investment income/(loss) to average net assets     (0.46)%
Portfolio turnover rate                                            79%
Ratio of operating expenses to average net assets without
 waivers and/or expense reimbursements                           1.81%(c)(d)


                                                               YEAR            PERIOD        PERIOD
                                                                ENDED          ENDED           ENDED
Investor C Shares                                             03/31/97      03/31/96(a)      11/30/95*
Operating performance:
Net asset value, beginning of period                         $ 17.10          $ 16.97       $ 14.08
Net investment income/(loss)                                    0.04             0.01         (0.00)(b)
Net realized and unrealized gain/(loss) on investments          2.79             0.35          2.92
Net increase/(decrease) in net asset value from operations      2.83             0.36          2.92
Distributions:
Dividends from net investment income                           (0.01)             --          (0.03)
Distributions from net realized capital gains                  (1.51)           (0.23)          --
Return of capital                                                --               --            --
Total dividends and distributions                              (1.52)           (0.23)        (0.03)
Net asset value, end of period                               $ 18.41          $ 17.10       $ 16.97
Total return++                                                 16.45%            2.19%        20.78%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                          $  446           $  283        $  322
Ratio of operating expenses to average net assets               1.54%(c)         1.65%+        2.30%+
Ratio of net investment income/(loss) to average net assets     0.20%            0.19%+       (0.15)%+
Portfolio turnover rate                                          120%              47%          124%
Ratio of operating expenses to average net assets without
 waivers and/or expense reimbursements                          1.54%            1.65%+        2.30%+



* Nations Disciplined Equity Fund Investor C Shares commenced operations on May 10, 1995.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average share method.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Amount represents less than $0.01 per share.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the fees  reduced by credits  allowed by the  custodian on the
    operating   expense   ratio,   with  and  without   waivers  and/or  expense
    reimbursements, was less than 0.01%.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Capital Growth Fund





                                YEAR               YEAR             PERIOD
                                ENDED               ENDED            ENDED
Investor C Shares            03/31/98##          03/31/97##       03/31/96(a)
Operating performance:
Net asset value,
 beginning of period       $ 11.50               $ 13.26          $ 14.09
Net investment
 income/(loss)               (0.08)                (0.01)            0.00 (b)
Net realized and
 unrealized gain on
 investments                  5.18                  1.64             0.36
Net increase in net asset
 value from operations        5.10                  1.63             0.36
Distributions:
Dividends from net
 investment income             --                    --               --
Distributions from net
 realized capital gains      (3.68)                (3.39)           (1.19)
Total dividends and
 distributions               (3.68)                (3.39)           (1.19)
Net asset value, end of
 period                    $ 12.92               $ 11.50          $ 13.26
Total return++               53.02%                11.39%            2.86%
Ratios to average net
 assets/supplemental
 data:
Net assets, end of period
 (in 000's)                 $6,176                $5,752           $3,655
Ratio of operating
 expenses to average net
 assets                       1.78%(c)(d)           1.46%(d)         1.58%+
Ratio of net investment
 income/(loss) to average
 net assets                  (0.70)%               (0.11)%          (0.24)%+
Portfolio turnover rate        113%                   75%              25%
Ratio of operating
 expenses to average net
 assets without waivers
 and/or expense
 reimbursements               1.78%(c)              1.46%            1.58%+



                               YEAR            YEAR            YEAR             PERIOD
                               ENDED          ENDED            ENDED            ENDED
Investor C Shares            11/30/95       11/30/94         11/30/93         11/30/92*
Operating performance:
Net asset value,
 beginning of period      $ 11.14      $ 11.01          $ 10.67           $ 10.00
Net investment
 income/(loss)              (0.03)       (0.02)           (0.00)(b)         (0.00)(b)
Net realized and
 unrealized gain on
 investments                 3.24         0.15             0.38              0.67 #
Net increase in net asset
 value from operations       3.21         0.13             0.38              0.67
Distributions:
Dividends from net
 investment income            --           --             (0.03)               --
Distributions from net
 realized capital gains     (0.26)       (0.00)(b)        (0.01)               --
Total dividends and
 distributions              (0.26)       (0.00)(b)        (0.04)            (0.00)(b)
Net asset value, end of
 period                   $ 14.09      $ 11.14          $ 11.01           $ 10.67
Total return++              29.61%        1.22%            3.61%             6.70%+++
Ratios to average net
 assets/supplemental
 data:
Net assets, end of period
 (in 000's)                $3,322       $2,394           $2,919            $   406
Ratio of operating
 expenses to average net
 assets                      1.98%        1.90%            1.80%             1.30%+
Ratio of net investment
 income/(loss) to average
 net assets                 (0.29)%      (0.15)%          (0.16)%            0.33%+
Portfolio turnover rate        80%          56%              81%                7%
Ratio of operating
 expenses to average net
 assets without waivers
 and/or expense
 reimbursements              1.98%        1.91%            1.89%             2.05%+



* Nations Capital Growth Fund Investor C Shares commenced operations on October 2, 1992.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
# The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.
## Per share net investment income has been calculated using the monthly average share method.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Amount represents less than $0.01 per share.
(c) The effect of the fees  reduced by credits  allowed by the  custodian on the
    operating   expense   ratio,   with  and  without   waivers  and/or  expense
    reimbursements, was less than 0.01%.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT THE PERIOD

Nations Marsico Focused Equities Fund




                                                                                         PERIOD
                                                                                         ENDED
Investor C Shares                                                                      03/31/98*#
Operating performance:
Net asset value, beginning of period                                                    $ 10.00
Net investment income/(loss)                                                              (0.04)
Net realized and unrealized gains on investments                                           2.17
Net increase in net asset value from operations                                            2.13
Distributions:
Dividends from net investment income                                                       0.00
Distributions from net realized capital gains                                              0.00
Total dividends and distributions                                                          0.00
Net asset value, end of period                                                          $ 12.13
Total return++                                                                            21.30%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                                        $  469
Ratio of operating expenses to average net assets                                          2.52%+(a)
Ratio of net investment loss to average net assets                                        (1.30)%+
Portfolio turnover rate                                                                     25%
Ratio of expenses to average net assets without waivers and/or expense reimbursements      2.52%+(a)



* Nations Marsico Focused Equities Fund Investor C Shares commenced operations on December 31, 1997.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charge.
# Per share net investment income has been calculated using the monthly average share method.
(a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was 0.01%.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT THE PERIOD

Nations Marsico Growth & Income Fund



                                                                                         PERIOD
                                                                                          ENDED
Investor C Shares                                                                      03/31/98*#
Operating performance:
Net asset value, beginning of period                                                    $ 10.00
Income from investment operations:
Net investment income                                                                     (0.02)
Net realized and unrealized gain on investments                                            2.04
Net increase in net asset value from operations                                            2.02
Distributions:
Dividends from net investment income                                                       0.00
Distributions from net realized capital gains                                              0.00
Total dividends and distributions                                                          0.00
Net asset value, end of period                                                          $ 12.02
Total return++                                                                            20.20%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                                        $  518
Ratio of operating expenses to average net assets                                          2.09%+(a)
Ratio of net investment income/loss to average net assets                                  0.62%+
Portfolio turnover rate                                                                     22%
Ratio of expenses to average net assets without waivers and/or expense reimbursements     2.97%+(a)



* Nations Marsico Growth & Income Fund Investor C Shares commenced operations on December 31, 1997.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average share method.
(a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was 0.01%.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations International Equity Fund





                                           YEAR        YEAR           PERIOD        YEAR         YEAR      PERIOD
                                          ENDED         ENDED          ENDED        ENDED       ENDED       ENDED
Investor C Shares                      03/31/98#     03/31/97#    03/31/96(a)#   05/31/95#   05/31/94#   05/31/93*#
Operating performance:
Net asset value, beginning of period    $ 12.74     $ 13.13        $ 11.45        $ 11.86     $ 10.49     $ 10.10
Net investment income/(loss)              (0.01)       0.02          (0.03)          0.02       (0.03)       0.00**
Net realized and unrealized gain/(loss)
 on investments                            1.89        0.10           1.75          (0.21)       1.43        0.48
Net increase/(decrease) in net asset
 value from operations                     1.88        0.12           1.72          (0.19)       1.40        0.48
Distributions:
Dividends from net investment
 income                                   (0.10)      (0.06)           --             --        (0.01)      (0.07)
Distributions in excess of net
 investment income                        (0.02)      (0.00)**       (0.02)           --          --          --
Distributions from net realized capital
 gains                                    (0.16)      (0.42)         (0.02)         (0.12)      (0.02)      (0.02)
Distributions in excess of net realized
 capital gains                              --        (0.03)           --           (0.10)        --          --
Total dividends and distributions         (0.28)      (0.51)         (0.04)         (0.22)      (0.03)      (0.09)
Net asset value, end of period          $ 14.34     $ 12.74        $ 13.13        $ 11.45     $ 11.86     $ 10.49
Total return++                            15.05%       0.77%         15.09%         (1.56)%     13.21%       4.97%
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in 000's)     $  933      $  988         $  652         $  495      $  339      $  200
Ratio of operating expenses to average
 net assets                                1.97%       1.66%          2.09%+         2.03%       2.17%       2.30%+
Ratio of net investment income/(loss)
 to average net assets                    (0.07)%      0.12%         (0.27)%+        0.17%      (0.25)%      0.03%+
Portfolio turnover rate                      64%         36%            26%            92%         39%         41%
Ratio of operating expenses to average
 net assets without waivers and/or
 expense reimbursements                    1.97%       1.66%          2.10%+         2.04%       2.18%       2.32%+



* Nations International Equity Fund Investor C Shares commenced operations on June 17, 1992.
**  Amount represents less than $0.01 per share.
+   Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average share method.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT THE PERIOD

Nations International Growth Fund





                                                                    PERIOD
                                                                     ENDED
Investor C Shares                                                 03/31/98#
Operating performance:
Net asset value at the beginning of the period                     $ 18.49
Net investment income/(loss)                                         (0.09)
Net realized and unrealized gain/(loss) on investments                1.36
Net increase/(decrease) in net asset value from operations            1.27
Distributions:
Dividends from net investment income                                   --
Distributions from net realized capital gains                        (0.34)
Total dividends and distributions                                    (0.34)
Net asset value, end of the period                                 $ 19.42
Total return++                                                        7.04%
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)                                $  465
Ratio of operating expenses to average net assets                     2.15%+
Ratio of operating expenses to average net assets without waivers     2.17%+
Ratio of net investment income to average net assets                  0.79%+
Portfolio turnover rate                                                 11%



* Nations International Growth Fund Investor C Shares commenced operations on September 19, 1997.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
# Per share investment income/(loss) has been calculated using the monthly average share method.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Emerging Markets Fund





                                                                YEAR       YEAR         PERIOD
                                                              ENDED       ENDED         ENDED
Investor C Shares                                           03/31/98#   03/31/97#    03/31/96*#
Operating performance:
Net asset value, beginning of period                        $ 11.34     $ 10.27     $ 10.00
Net investment income/(loss)                                  (0.05)      (0.04)      (0.10)
Net realized and unrealized gain/(loss) on investments        (0.75)       1.20        0.37
Net increase/(decrease) in net asset value from operations    (0.80)       1.16        0.27
Distributions:
Dividends from net investment income                          (0.07)     ( 0.01)        --
Distributions in excess of net investment income                --       ( 0.02)        --
Distributions from net realized capital gains                   --       ( 0.06)        --
Total dividends and distributions                             (0.07)     ( 0.09)        --
Net asset value, end of period                              $ 10.47     $ 11.34     $ 10.27
Total return++                                                (7.17)%     11.34%       2.70%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                         $  293      $  226      $   23
Ratio of operating expenses to average net assets              2.40%       2.24%       3.02%+
Ratio of net investment income to average net assets          (0.47)%     (0.37)%     (1.27)%+
Portfolio turnover rate                                          63%         31%         17%



* Nations Emerging Markets Fund Investor C Shares commenced operations on June 30, 1995.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average share method.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Pacific Growth Fund





                                                               YEAR        YEAR          PERIOD
                                                              ENDED         ENDED         ENDED
Investor C Shares                                           03/31/98#     03/31/97     03/31/96*#
Operating Performance:
Net asset value, beginning of period                         $ 10.34       $ 10.20      $ 10.00
Net investment income/(loss)                                    0.01          0.00**      (0.09)
Net realized and unrealized gain/(loss) on investments         (2.98)         0.14         0.29
Net increase/(decrease) in net asset value from operations     (2.97)         0.14         0.20
Distributions:
Dividends from net investment income                           (0.13)          --           --
Distributions in excess of net investment income                  --           --
Total dividends and distributions                              (0.13)          --           --
Net asset value, end of period                               $  7.24       $ 10.34      $ 10.20
Total return++                                                (28.91)%        1.57%        2.00%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                          $    42       $  102       $   60
Ratio of operating expenses to average net assets               2.20%         1.92%        2.65%+
Ratio of net investment income/(loss) to average net assets     0.11%        (0.11)%      (1.16)%+
Portfolio turnover rate                                          123%           78%          23%



* Nations Pacific Growth Fund Investor C Shares commenced operations on June 30, 1995.
**  Amount represents less than $0.01 per share.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average share method.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Balanced Assets Fund





                                  YEAR               YEAR
                                ENDED               ENDED
Investor C Shares             03/31/98            03/31/97
Operating performance:
Net asset value,
 beginning of period        $ 11.08               $ 11.60
Net investment income          0.20                  0.33
Net realized and
 unrealized gain/(loss)
 on investments                2.67                  1.02
Net increase/(decrease) in
 net asset value from
 operations                    2.87                  1.35
Distributions:
Dividends from net
 investment income            (0.20)                (0.33)
Distributions from net
 realized capital gains       (2.34)                (1.54)
Total dividends and
 distributions                (2.54)                (1.87)
Net asset value, end of
 period                     $ 11.41               $ 11.08
Total return++                29.43%                11.85%
Ratios to average net
 assets/supplemental
 data:
Net assets, end of period
 (in 000's)                  $1,947                $1,396
Ratio of operating
 expenses to average net
 assets                        1.91%(b)(c)           1.50%(b)
Ratio of net investment
 income to average net
 assets                        1.87%                 2.81%
Portfolio turnover rate        276%                  264%
Ratio of operating
 expenses to average net
 assets without waivers
 and/or expense
 reimbursements                1.91%(b)              1.50%(b)



                              PERIOD      YEAR         YEAR       YEAR          PERIOD
                             ENDED        ENDED       ENDED       ENDED         ENDED
Investor C Shares          03/31/96(a)   11/30/95    11/30/94    11/30/93      11/30/92*
Operating performance:
Net asset value,
 beginning of period       $ 12.61       $ 10.38    $ 10.82      $ 10.23    $ 10.00
Net investment income         0.09          0.26       0.14         0.23       0.01
Net realized and
 unrealized gain/(loss)
 on investments               0.45          2.21      (0.43)        0.59       0.22 #
Net increase/(decrease) in
 net asset value from
 operations                   0.54          2.47      (0.29)        0.82       0.23
Distributions:
Dividends from net
 investment income           (0.14)        (0.22)     (0.15)       (0.23)       --
Distributions from net
 realized capital gains      (1.41)        (0.02)       --            --        --
Total dividends and
 distributions               (1.55)        (0.24)     (0.15)       (0.23)       --
Net asset value, end of
 period                    $ 11.60       $ 12.61    $ 10.38      $ 10.82    $ 10.23
Total return++                4.71%        24.03%     (2.72)%       8.06%      2.30%+++
Ratios to average net
 assets/supplemental
 data:
Net assets, end of period
 (in 000's)                 $1,187        $  992     $  951       $1,196     $  156
Ratio of operating
 expenses to average net
 assets                       1.62%+        1.99%      1.98%        1.90%      1.30%+
Ratio of net investment
 income to average net
 assets                       2.29%+        2.25%      1.31%        1.82%      2.85%+
Portfolio turnover rate         83%          174%       156%          50%        79%
Ratio of operating
 expenses to average net
 assets without waivers
 and/or expense
 reimbursements               1.62%+        1.99%      1.99%        1.97%      2.05%+



* Nations Balanced Assets Fund Investor C Shares commenced operations on October 2, 1992.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
# The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.

     Appendix A  --  Portfolio Securities



The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAI contains more information concerning such investments.

Asset-Backed Securities: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities (see below). Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.



Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.


Mortgage-backed securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), parallel pay CMOs, planned amortization class CMOs ("PAC Bonds") and stripped mortgage-backed securities ("SMBS"), including interest-only and principal-only SMBS. SMBS may be more volatile than other debt securities. For additional information concerning mortgage-backed securities, see the SAI.



Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

Mortgage-Backed Securities: Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.


Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.


The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by the Government National Mortgage Association ("GNMA"), by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan and Mortgage Corporation ("FHLMC"). Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.


The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.


Collateralized Mortgage Obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.


Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government Obligations.


A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.


The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity and duration of the Funds. For additional information concerning mortgage backed securities, see the SAI.

The mortgage-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow thereby lengthening duration and potentially reducing the value of these securities. The debt securities held by the Funds also may be subject to credit risk. Credit risk is the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest. Any such defaults or adverse changes in an issuer's financial condition or credit rating may adversely affect the value of the Funds'
portfolio investments and, hence, the value of your investment in the corresponding Fund.

Non-Mortgage Asset-Backed Securities: Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.


Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.


The purchase of non-mortgage-backed securities raises considerations unique to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.


Bank Instruments: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Funds will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase.


U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations), and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.


Borrowings: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements with BONY, the Funds may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.


Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.


At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Funds only enter into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Fund's asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.


Dollar roll transactions may be considered to be borrowings. Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-- backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

Commercial Instruments: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.


Convertible Securities, Preferred Stock, and Warrants: Each Fund may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.

Fixed Income Investing: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.



Foreign Currency Transactions: To the extent provided under "How Objectives Are Pursued," the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.



Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.


A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, the Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.


In addition, the Euro will become the single currency in at least 11 European nations used in many financial transactions. Accordingly, the German mark, French franc and other national currencies will no longer be used. Although the impact of implementing the Euro is not possible to predict, the transition could have an effect on the financial markets and economic environment in Europe and other parts of the world. For example, investors may begin to view those countries participating in the Economic Monetary Union as a single combined entity and may alter their investment behavior accordingly. In response to any such effect of the Euro implementation, the Adviser may need to adapt its investment policies and strategy.


Foreign Securities: Foreign securities include debt and equity obligations (dollar- and non-dollar-denominated) of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on income (including interest, distributions and disposition proceeds), possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.


Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign securities markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign securities exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign securities exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.

The Funds may invest indirectly in the securities of foreign issuers through sponsored or unsponsored ADRs, ADSs, GDRs and EDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as the underlying securities which they represent. Ownership of unsponsored ADRs, ADSs, GDRs and EDRs may not entitle the Funds to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs, ADSs, GDRs or EDRs. Generally, ADRs and ADSs in registered form, are designed for use in the U.S. securities markets. GDRs are designed for use in both the U.S. and European securities markets. EDRs, in bearer form, are designed for use in European securities markets. ADRs, ADSs, GDRs and EDRs also involve certain risks of other investments in foreign securities.

Futures, Options and Other Derivative Instruments: To the extent provided under "How Objectives Are Pursued" the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.


The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.

Illiquid Securities: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not hold more than 15% (10% with respect to Nations International Value Fund) of the value of their respective net assets in securities that are illiquid . Repurchase agreements, time deposits and guaranteed investment contracts that do not provide for payment to a Fund within seven days after notice, and illiquid restricted securities, are subject to the limitation on illiquid securities.



If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by the Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illiquidity of a Fund holding such securities may increase during such period.


Indexed/Structured Securities: Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.


Interest Rate Transactions: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.


The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent a specified index is below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.


Lower-Rated Debt Securities: Nations Equity Income Fund may invest in lower-rated debt securities. Lower-rated, high-yielding securities are those rated "Ba" or "B" by Moody's or "BB" or "B" by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing.


The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Boards, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value its portfolio securities, and the Fund's ability to dispose of these lower-rated bonds.

Money Market Instruments: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

Municipal Securities: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.


Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.


Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts hold-ing pools of tax-exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.

In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified municipal securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

Although the Funds do not presently intend to do so on a regular basis, a Fund may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in municipal securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


Other Investment Companies: Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Pursuant to an exemptive order, the Nations Funds' non-money market funds may purchase shares of Nations Funds' money market funds.

Passive Foreign Investment Companies: Passive foreign investment companies ("PFICs") are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. Income tax regulations may require the Fund to recognize income associated with the PFIC prior to the actual receipt of any such income.

Pay-in-Kind Bonds: Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.


Real Estate Investment Trusts: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Code.

Repurchase Agreements: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a maturity of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Funds.

Securities Lending: To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 33% of the value of its total assets, which may include cash collateral received for securities loans. Cash collateral received by a Nations Fund may be invested in a Nations Funds' money market fund.

Step Coupon Bonds: Step coupon bonds are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.



Stock Index, Interest Rate and Currency Futures Contracts: Each Fund may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.


Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. Government Obligations: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury Obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association; some are supported by the right of the issuer to borrow from the U.S. Government, such as obli-gations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

The market value of U.S. Government Obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

When-Issued, Delayed Delivery and Forward Commitment Securities: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.



Zero Coupon Bonds: Zero coupon bonds are debt securities that do not pay interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  Appendix B  --  Description Of Ratings





The following summarizes the highest eight ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.


       AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

       AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

       A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

       BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.


       BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


       CCC, CC -- An obligation rated CCC is vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation; an obligation rated CC is highly vulnerable to nonpayment.

To provide more detailed indications of credit quality, the AA, A, BBB and CCC ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.


The following summarizes the highest eight ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.


       Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


       Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


       A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security toprincipal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


       Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       Caa, Ca -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest
investment   attributes   are  designated  by  the  symbols  Aa1,  A1  or  Baa1,
respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

       AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

       AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

       A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

       BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.


To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.


The following summarizes the highest four ratings used by Fitch IBCA ("Fitch") for bonds, each of which denotes that the securities are investment grade:


       AAA -- "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.


       AA -- "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


       A -- "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.


       BBB -- "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:


       MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

       MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

       SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

       SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

The following summarizes the two highest rating categories used by Fitch for short-term obligations:

       F1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.


       F1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F1+.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Commercial paper rated A-3 or B correlates with the S&P Bond rankings (described above) of BBB/ BBB- and BB+, respectively.

The rating Prime-1 is the highest  commercial  paper rating assigned by Moody's.
Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

For commercial paper, D&P uses the short-term debt ratings described above.

For commercial paper, Fitch uses the short-term debt ratings described above.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

       AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

       AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

       A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.


       BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.


The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.


       TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.


       TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

       TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.


       TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.



                                                                              67
Prospectus
                                                               Investor C Shares

                                                                 August 1, 1998


This Prospectus describes the investment portfolios listed in the column to the right (each a "Fund"), of Nations Fund Trust and Nations Fund, Inc., each an open-end management investment company in the Nations Funds Family ("Nations Funds" or "Nations Funds Family"). This Prospectus describes one class of shares of the Funds -- Investor C Shares.


This Prospectus sets forth concisely the information about each Fund that a prospective purchaser of Investor C Shares should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about Nations Fund Trust and Nations Fund, Inc. is contained in a separate Statement of Additional Information (the "SAI"), that has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by writing or calling Nations Funds at its address or telephone number shown below. The SAI for Nations Funds, dated August 1, 1998, is incorporated by reference in its entirety into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference in this Prospectus and other information regarding registrants that file electronically with the SEC. NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to each of the Funds. TradeStreet Investment Associates, Inc. ("TradeStreet") is the investment sub-adviser to the Funds except Nations U.S. Government Bond Fund for which Boatmen's Capital Management, Inc. ("Boatmen's") is the investment sub-adviser. As used herein the term "Adviser" shall mean NBAI and/or TradeStreet and/or Boatmen's as the context may require, see "How The Funds Are Managed."


SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE SERVICES TO NATIONS FUNDS, FOR WHICH THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR NATIONS FUNDS.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Nations Short-Term Income Fund
Nations Short-Intermediate Government Fund
Nations Government Securities Fund
Nations Strategic Fixed Income Fund
Nations Diversified Income Fund
Nations U.S. Government Bond Fund

For Fund information call:
1-800-321-7854


Nations Funds
c/o Stephens Inc.
One NationsBank Plaza
33rd Floor
Charlotte, NC 28255




[GRAPHIC OMITTED]




NF-96142-8/98

                          Table Of Contents

          About The       Prospectus Summary                                  3
              Funds       -----------------------------------------------------
                          Expenses Summary                                    4
                          -----------------------------------------------------
                          Objectives                                          6
                          -----------------------------------------------------
                          How Objectives Are Pursued                          6
                          -----------------------------------------------------
                          How Performance Is Shown                           11
                          -----------------------------------------------------
                          How the Funds Are Managed                          12
                          -----------------------------------------------------
                          Organization And History                           15
                          -----------------------------------------------------
          About Your      How To Buy Shares                                  17
          Investment      -----------------------------------------------------
                          How To Redeem Shares                               18
                          -----------------------------------------------------
                          How To Exchange Shares                             19
                          -----------------------------------------------------
                          Shareholder Servicing And Distribution Plans       20
                          -----------------------------------------------------
                          How The Funds Value Their Shares                   22
                          -----------------------------------------------------
                          How Dividends And Distributions Are Made;
                          Tax Information                                    22
                          -----------------------------------------------------
                          Financial Highlights                               23
                          -----------------------------------------------------
                          Appendix A -- Portfolio Securities                 30
                          -----------------------------------------------------
                          Appendix B -- Description of Ratings               40
                          -----------------------------------------------------


                          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds


  Prospectus Summary
o TYPE OF COMPANIES: Open-end management investment companies.
o INVESTMENT OBJECTIVES AND POLICIES:

 o Nations Short-Term Income Fund's investment objective is to seek high current income consistent with minimal fluctuation of principal. The Fund invests in investment grade debt securities.

 o Nations Short-Intermediate Government Fund's investment objective is to seek high current income consistent with modest fluctuation of principal. The Fund invests primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

 o Nations Government Securities Fund's investment objective is to seek high current income consistent with moderate fluctuation of principal. The Fund invests primarily in intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

 o Nations Strategic Fixed Income Fund's investment objective is to seek total return by investing in investment grade fixed income securities.

 o Nations Diversified Income Fund's investment objective is to seek total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.


 o Nations U.S. Government Bond Fund's investment objective is to seek total return and preservation of capital by investing in U.S. Government securities and repurchase agreements collateralized by such securities.

o INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NBAI provides investment management services to more than 60 investment company portfolios in the Nations Funds Family. TradeStreet Investment Associates, Inc., an affiliate of NBAI, provides investment sub-advisory services to certain of the Funds, and Boatmen's Capital Management, Inc. provides investment sub-advisory services to Nations U.S. Government Bond Fund. For more information about the investment adviser and sub-adviser to the Nations Funds, see "How The Funds Are Managed."


o DIVIDENDS AND DISTRIBUTIONS: The Funds declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains are distributed at least annually.


o RISK FACTORS: Although NBAI, together with the investment sub-advisers, seek to achieve the investment objective of each Fund, there is no assurance that they will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities, including U.S. Government Obligations (as defined below), will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not issued or guaranteed by the U.S. Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Certain of the Funds' investments may constitute derivative securities. Certain types of derivative securities can, under particular circumstances, significantly increase an investor's exposure to market and other risks. For a discussion of these and other factors, see "How Objectives Are Pursued -- Risk Considerations" and "Appendix A."

o MINIMUM PURCHASE: $1,000 minimum initial investment per record holder except that the minimum initial investment is: $500 for Individual Retirement
  Account ("IRA") investors; $250 for non-working spousal IRAs; and $100 for investors participating on a monthly basis in the Systematic Investment Plan. There is no minimum investment amount for investments by certain 401(k) and employee pension plans or salary reduction. See "How To Buy Shares."


  Expenses Summary


Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Investor C Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.


NATIONS FUNDS INVESTOR C SHARES

                                                         Nations Short-
Shareholder                             Nations Short-    Intermediate
 Transaction                             Term Income       Government
 Expenses                                    Fund             Fund
Sales Load Imposed on Purchases              None             None
Deferred Sales Charge                        None             None

Annual Fund
Operating Expenses
(as a percentage of
average net assets)
Management Fees (After Fee
 Waivers)                                    .30%             .40%
Rule 12b-1 Fees (After Fee Waivers)          .10%             .36%
Shareholder Servicing Fees                   .25%             .25%
Other Expenses (After Expense
 Reimbursements)                             .26%             .21%
Total Operating Expenses (After Fee
 Waivers and Expense
 Reimbursements)                             .91%            1.22%



Shareholder                                 Nations          Nations          Nations    Nations U.S.
 Transaction                              Government     Strategic Fixed   Diversified    Government
 Expenses                              Securities Fund     Income Fund     Income Fund    Bond Fund
Sales Load Imposed on Purchases              None              None            None           None
Deferred Sales Charge                        None              None            None           None

Annual Fund
Operating Expenses
(as a percentage of
average net assets)
Management Fees (After Fee
 Waivers)                                    .50%              .50%            .50%           .40%
Rule 12b-1 Fees (After Fee Waivers)          .60%              .40%            .60%           .40%
Shareholder Servicing Fees                   .25%              .25%            .25%           .25%
Other Expenses (After Expense
 Reimbursements)                             .35%              .20%            .23%           .20%
Total Operating Expenses (After Fee
 Waivers and Expense
 Reimbursements)                            1.70%             1.35%           1.58%          1.25%

Examples: You would pay the following expenses on a $1,000 investment in Investor C Shares of the indicated Fund, assuming (1) a 5% annual return and
(2) redemption at the end of each time period.




                              Nations Short-     Nations     Nations
             Nations Short-    Intermediate   Government    Strategic       Nations    Nations U.S.
              Term Income       Government    Securities   Fixed Income  Diversified    Government
                  Fund             Fund          Fund          Fund      Income Fund    Bond Fund
1 Year            $  9             $ 12          $ 17          $ 14          $ 16          $ 13
3 Years           $ 29             $ 39          $ 54          $ 43          $ 50          $ 40
5 Years           $ 50             $ 67          $ 92          $ 74          $ 86          $ 69
10 Years          $112             $148          $201          $162          $188          $151



The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor C Shares will bear either directly or indirectly. The figures contained in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and/or reimbursements will continue. In particular, to the extent Other Expenses are less than those shown, waivers and/or reimbursements of Management Fees, if any, may decrease. Shareholders will be notified of any decrease that materially increases Total Operating Expenses. If fees waivers and/or reimbursements are decreased or discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders of the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed." For a more complete description of the Rule 12b-1 and shareholder servicing fees payable by the Funds, see "Shareholder Servicing And Distribution Plans."

Absent fee waivers, "Management Fees," "12b-1 Fees" and "Total Operating Expenses" for Investor C Shares of the indicated Fund would have been as follows: Nations Short-Term Income Fund -- .60%, .75% and 1.86%, respectively; Nations Short-Intermediate Government Fund -- .60%, .75% and 1.81%, respectively; Nations Government Securities Fund -- .64%, .75% and 1.99%, respectively; and Nations Diversified Income Fund -- .60%, .75% and 1.83%, respectively.

Absent fee waivers and expense reimbursements, "Management Fees," "12b-1 Fees," "Other Expenses" and "Total Operating Expenses" for Investor C Shares of the indicated Fund would have been as follows: Nations Strategic Fixed Income Fund -- .60%, .75%, .23% and 1.83%, respectively; and Nations U.S. Government Bond Fund -- .60%, .75%, .26% and 1.86%, respectively.

Effective May 1999, it is anticipated that certain voluntary total operating expenses limits put in place in connection with the reorganization of The Pilot Funds into the Nations Funds will terminate with respect to the following funds: Nations Strategic Fixed Income Fund, Nations U.S. Government Bond Fund, and Nations Short-Intermediate Government Fund. For more information, see the SAI.

THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

     Objectives

Nations Short-Term Income Fund: Nations Short-Term Income Fund's investment objective is to seek high current income consistent with minimal fluctuation of principal. The Fund invests in investment grade debt securities.

Nations Short-Intermediate Government Fund: Nations Short-Intermediate Government Fund's investment objective is to seek high current income consistent with modest fluctuation of principal. The Fund invests primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Nations Government Securities Fund: Nations Government Securities Fund's investment objective is to seek high current income consistent with moderate fluctuation of principal. The Fund invests primarily in intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Nations Strategic Fixed Income Fund: Nations Strategic Fixed Income Fund's investment objective is to seek total return by investing in investment grade fixed income securities.

Nations Diversified Income Fund: Nations Diversified Income Fund's investment objective is to seek total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.


Nations U.S. Government Bond Fund: Nations U.S. Government Bond Fund's investment objective is to seek total return and preservation of capital by investing in U.S. Government securities and repurchase agreements collateralized by such securities.



Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in the Funds are not insured against loss of principal.


  How Objectives Are Pursued



Nations Short-Term Income Fund: In pursuing its investment objective, the Fund will, under normal market conditions, invest at least 65% of the total value of its assets in investment grade debt obligations. It is expected that the average dollar-weighted maturity of the Fund will not exceed five years and the duration of the Fund's portfolio will not exceed three years.


The Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade by one of the following nationally recognized statistical rating organizations, Duff & Phelps Credit Rating Co. ("D&P"), Fitch IBCA ("Fitch"), Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Thomson BankWatch, Inc. ("BankWatch") (collectively, "NRSROs"), or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; and mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, collateralized mortgage obligations or "CMOs", real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated. The Fund may also invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations").

Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. The Fund may invest up to 25% of its assets in foreign securities.


As noted above, the Fund will invest in investment grade debt obligations. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.


The Fund also may invest in "high quality" money market instruments (i.e., those within the two highest rating categories or unrated instruments determined by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.


Nations Short-Intermediate Government Fund: In pursuing its investment objective, Nations Short-Intermediate Government Fund invests substantially all of its assets in U.S. Government Obligations and repurchase agreements relating to such obligations. Under normal market conditions, it is expected that the average dollar-weighted maturity of the Fund's portfolio will be between three and five years and the duration will not exceed five years. U.S. Government Obligations have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.


The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality.


The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in the Adviser's opinion, prevailing market or economic circumstances warrant.


Nations Government Securities Fund: In pursuing its investment objective, Nations Government Securities Fund invests at least 65% of its assets in U.S. Government Obligations. Under normal market conditions, it is expected that the average dollar-weighted maturity of the Fund's portfolio will be between five and 12 years and the Fund's duration is expected to be in a range of 3.5 to eight years.


The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality.

The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in the Adviser's opinion, prevailing market economic circumstances warrant.

Nations Strategic Fixed Income Fund: In pursuing its investment objective, the Fund will, under normal market conditions, invest at least 65% of the total value of its assets in investment grade fixed income securities. It is expected that the average dollar-weighted maturity of the Fund's portfolio will be ten years or less and under no circumstances will it exceed 15 years.


The Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; U.S. Government Obligations; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. The Fund also may invest in dividend-paying preferred and common stock.



Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. The Fund may invest up to 25% of its assets in foreign securities.

The Fund will invest in investment grade debt obligations. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.

Nations Diversified Income Fund: In pursuing its investment objective, the Fund will invest at least 65% of the total value of its assets in investment grade debt obligations. It is expected that the average dollar-weighted maturity of the Fund's portfolio will greater than five years.


The Fund may invest in corporate convertible and non-convertible debt obligations; U.S. Government Obligations; dollar-denominated and non-dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality.


Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. The Fund may invest up to 25% of its assets in foreign securities.

Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.


Up to 35% of the total value of the Fund's assets may be invested in lower-quality fixed income securities rated "B" or better by Moody's or S&P, or if not so rated, determined by the Adviser to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment, and assurance of interest and principal payment over any long period of time may be limited. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds." They tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund may hold or invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.


Nations U.S. Government Bond Fund: Under normal market conditions, the Fund will invest at least 65% of its total assets in U.S. Government securities and repurchase agreements collateralized by such securities. While the maturity of individual securities will not be restricted, except during temporary defensive periods or unusual market conditions, the average dollar-weighted maturity of the Fund will be between five and 30 years. The Fund may invest in a variety of U.S. Government Obligations. The Fund may also invest in interests in the foregoing securities, including collateralized mortgage obligations issued or guaranteed by a U.S. Government agency or instrumentality. U.S. Government Obligations have historically had a very low risk of loss of principal if held to maturity. The Fund, however, can give no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities if it were not legally required to do so.


The Fund may also invest up to 35% of its total assets in debt securities of U.S. and foreign corporate and foreign government issuers, American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"), zero coupon bonds and cash equivalents. The Fund will purchase only those non-government investments which are rated investment grade or better by at least one NRSRO or, if unrated, are determined by the Adviser to be of comparable quality. If a portfolio security held by the Fund ceases to be rated investment grade by at least one NRSRO or if the Adviser determines that an unrated portfolio security held by the Fund is no longer of comparable quality to an investment grade security, the security will be sold in an orderly manner as quickly as possible. Additionally, the Fund may also invest in futures contracts, interest rate swaps and options.

The value of the Fund's portfolio (and consequently its shares) is expected to fluctuate inversely in relation to changes in the direction of interest rates. For more information concerning these and other investments in which the Fund may invest, see "Appendix A".


General: Each of the Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures and options thereon approved by the Commodity Futures Trading Commission (the "CFTC") for market exposure risk-management. Each of the Funds may lend its portfolio securities to qualified institutional investors and may invest in restricted, private placement and other illiquid securities. Each of the Funds may engage in reverse repurchase agreements and dollar roll transactions. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.


The Funds also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such trusts and partnerships.

Certain securities that have variable or floating interest rates or demand, put or prepayment features may be deemed to have remaining maturi-ties shorter than their nominal maturities for purposes of determining the average weighted maturity and duration of the Funds.

Duration, as used in this Prospectus, means modified duration, which is a measure of the expected life of fixed income securities on a present value basis. Duration is used to estimate how much a Fund's share price will fluctuate in response to a change in interest rates. To see how a Fund's share price could shift, multiply the Fund's duration by the change in rates. If interest rates rise by one percentage point, for example, the share price of a Fund with a duration of five years would decline by about 5%. If rates decrease by one percentage point, the Fund's share price would rise by about 5%.

Average dollar-weighted maturity is the average length of time until fixed income securities held by a Fund reach maturity and are repaid. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.



Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Funds' shares, such changes will not affect the income received by the Funds from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Funds will increase or decrease in relation to the income received by the Funds from their investments, which will in any case be reduced by the Funds' expenses before being distributed to the Funds' shareholders.



For more information concerning these and other instruments in which the Funds invest and their investment practices, see "Appendix A."


Portfolio Turnover: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the Funds' portfolio turnover rates, see "Financial Highlights."

Risk Considerations: The value of a Fund's investments in debt securities, including U.S. Government Obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the U.S. Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.



Investments by a Fund in common stocks and other equity securities are subject to stock market risk. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under particular circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A."

Year 2000 Issue: Many computer programs employed throughout the world use two digits to identify the year. Unless modified, these programs may not correctly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. Any failure to adapt these programs in time could hamper the Funds' operations. The Funds' principal service providers have advised the Funds that they have been actively working on implementing necessary changes to their systems, and that they expect that their systems will be adapted in time, although there can be no assurance of success. Because the Year 2000 issue affects virtually all organizations, the companies or governmental entities in which the Funds invest could be adversely impacted by the Year 2000 issue, although the extent of such impact cannot be predicted. To the extent the impact on a portfolio holding is negative, a Fund's return could be adversely affected.

Investment Limitations: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAI.


Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

Nations U.S. Government Bond Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the Fund will maintain asset coverage of 300% for all borrowings.


The investment objective and policies of each Fund, unless otherwise specified, may be changed without shareholder approval. Shareholders of Nations U.S. Government Bond Fund, however, must receive at least 30 days' prior written notice in the event an investment objective is changed. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their current position and needs.


  How Performance Is Shown


From time to time, a Fund may advertise the "total return" and "yield" on a class of shares. TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares may be calculated on an average annual total return basis or an aggregate total return basis. The "total return" of a class of shares refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of a Fund (as stated in a Fund's advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gain distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period, again assuming the reinvestment of all dividends and capital gain distributions.

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period.


Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and a Fund's operating expenses. Investment performance also often reflects the risks associated with such Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund with bank deposits, savings accounts, and similar investment alterna-tives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


In addition to Investor C Shares, the Funds offer Primary A, Primary B, Investor A and Investor B Shares. Each class of shares may bear different sales charges, shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in a Fund will not be included in calculations of yield and total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's selling agent or by calling Nations Funds at the toll-free number indicated on the cover of this Prospectus.


  How The Funds Are Managed



The business and affairs of each of Nations Fund Trust and Nations Fund, Inc. are managed under the direction of its Board of Trustees and Board of Directors, respectively. The SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. and each Director of Nations Fund, Inc.


As described below, each Fund is advised by NBAI which is responsible for the overall management and supervision of the investment management of each Fund. Each Fund also is sub-advised by a separate investment sub-adviser, which as a general matter is responsible for the day-to-day investment decisions for the respective Fund.


Nations Funds and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.


NationsBank Corporation, the parent company of NationsBank, has signed an agreement to merge with BankAmerica Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the second half of 1998. NationsBank and NBAI have advised the Funds that the merger will not reduce the level or quality of advisory and other services provided to the Funds.


Investment Adviser: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.


TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to all of the Funds except Nations U.S. Government Bond Fund. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.



Boatmen's Capital Management, Inc. serves as investment sub-adviser to Nations U.S. Government Bond Fund. Its principal offices are located at 100 North Broadway, St. Louis, Missouri 63102. Boatmen's is a wholly owned subsidiary of NationsBank.


Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s Board of Directors, and in accordance with the Funds' investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institu-tions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares of a Fund, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.


For the services provided and expenses assumed pursuant to the investment advisory agreement, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .60% of the average daily net assets of each of Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Short-Intermediate Government Fund and Nations U.S. Government Bond Fund; and .65% of the first $100 million of the Nations Government Securities Fund's average daily net assets, plus .55% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus .50% of the Fund's average daily net assets in excess of $250 million.

For the services provided pursuant to investment sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rate of .15% of Nations Short-Term Income Fund's, Nations Short-Intermediate Government Fund's, Nations Government Securities Fund's, Nations Strategic Fixed Income Fund's and Nations Diversified Income Fund's average daily net assets.


NBAI will pay Boatmen's sub-advisory fees at the rate of .15% of the average net assets of Nations U.S. Government Bond Fund.

From time to time, NBAI and/or TradeStreet and/or Boatmen's may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees and/or expenses payable by a Fund.


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund Trust paid NBAI under the investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Short-Intermediate Government Fund --.40%, Nations Short-Term Income Fund -- .30%, Nations Diversified Income Fund -- .50% and Nations Strategic Fixed Income Fund -- .48%.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund, Inc. paid NBAI under the investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Government Securities Fund -- .50% and Nations U.S. Government Bond Fund -- .33%.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, NBAI paid TradeStreet under the investment sub-advisory agreements, sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Short-Intermediate Government Fund -- .15%, Nations Short-Term Income Fund -- .15%, Nations Diversified Income Fund -- .15% and Nations Strategic Fixed Income Fund -- .15% and Nations Government Securities Fund --
 .15%.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, NBAI paid Boatmen's under the investment sub-advisory agreement, sub-advisory fees at the rate of .15% of Nations U.S. Government Bond Fund's average daily assets.

The Fixed Income Management Team of TradeStreet is responsible for the day-to-day management of Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund.

The Fixed Income Committee of Boatmen's is responsible for the day-to-day management of Nations U.S. Government Bond Fund.

Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank, has advised Nations Funds and NationsBank that NationsBank and its affiliates may perform the services contemplated by the investment advisory agreements and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.


Other Service Providers: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Funds pursuant to administration agreements. Pursuant to the terms of the administration agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.

First Data Investor Services Group, Inc. ("First Data"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of the Funds pursuant to co-administration agreements. Under the terms of the co-administration agreements, First Data provides various administrative and accounting services to the Funds, including performing the calculations necessary to determine net asset values and dividends, preparing tax returns and financial statements, maintaining the portfolio records and certain general accounting records for the Funds.

For the services rendered pursuant to the administration and co-administration agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to .10% of each Fund's average daily net assets.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund Trust paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Short-Intermediate Government Fund -- .10%, Nations Short-Term Income Fund -- .10%, Nations Diversified Income Fund -- .10%, Nations Strategic Fixed Income Fund -- .10%.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund, Inc. paid its administrators combined fees at the indicated rates of the following Fund's average daily net assets: Nations Government Securities Fund -- .10% and Nations U.S. Government Bond Fund -- .10%.


NBAI serves as sub-administrator for the Funds pursuant to a sub-administration agreement. Pursuant to the terms of the sub-administration agreement, NBAI assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NBAI shall be entitled to receive a monthly fee from Stephens based on an annual rate of
 .01% of the Funds' average daily net assets.


Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer. Nations Funds has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor C Shares. See "Shareholder Servicing And Distribution Plans."



The Bank of New York ("BONY" or the "Custodian"), located at 90 Washington Street, New York, New York 10286, provides cutodial services for the assets of each Fund. In return for providing custodial services to the Nations Funds Family, BONY is entitled to receive, in addition to out-of-pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum, on the aggregate net assets of all Nations Funds' non-money market funds up to $10 billion; and (ii)
 1/2 of one basis point on the excess, including all Nations Funds' money market funds.



First Data serves as transfer agent (the "Transfer Agent") for the Funds' Investor C Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.


PricewaterhouseCoopers LLP serves as independent accountant to Nations Funds. Their address is 160 Federal Street, Boston, Massachuetts 02110.

Expenses: The accrued expenses of each Fund are deducted from the Funds' accrued income before dividends are declared. These expenses include, but are not limited to: fees paid to the Adviser, Stephens and First Data; interest; fees (including fees paid to Nations Funds' Directors, Trustees and officers); federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Investor C Shares may bear certain class specific expenses and also bear certain additional shareholder service and sales support costs. Any general expenses of Nations Fund Trust and/or Nations Fund, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bear to the assets of Nations Fund Trust and Nations Fund, Inc. or in such other manner as the Board of Trustees or Board of Directors deems appropriate.


  Organization And History




The Funds are members of the Nations Funds Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Institutional Reserves, Nations Annuity Trust and Nations LifeGoal Funds, Inc. The Nations Funds Family currently has more than 60 distinct investment portfolios and total assets in excess of $40 billion.

Nations Fund Trust: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. Nations Fund Trust's fiscal year end is March 31; prior to 1996, Nations Fund Trust's fiscal year end was November 30. The Funds currently offer five classes of shares -- Investor A, Investor B, Investor C, Primary A and Primary B Shares. This Prospectus relates only to the Investor C Shares of the following Funds of Nations Fund Trust: Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund and Nations Short-Intermediate Government Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Funds at 1-800-321-7854.



Each share is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.



Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the SAI for examples of when the 1940 Act requires voting by fund.


As of August 1, 1998, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI.



Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove

Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.


Nations Fund, Inc.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. Nations Fund, Inc.'s fiscal year end is March 31; prior to 1996, Nations Fund, Inc.'s fiscal year end was May 31. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 460,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor C Shares of the following Funds of Nations Fund, Inc.: Nations Government Securities Fund and Nations U.S. Government Bond Fund. To obtain additional information regarding the Fund's other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Funds at 1-800-321-7854.


Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-



As of August 1, 1998, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.


Because this Prospectus combines disclosure on two separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning another investment company. Nations Fund Trust and Nations Fund, Inc. have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

  How To Buy Shares


The Funds have established various procedures for purchasing Investor C Shares in order to accommodate different investors. Purchase orders for Investor C Shares may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a servicing agreement ("Servicing Agreement") with NationsBank ("Servicing Agents") and/or a sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents").


The Funds reserve the right, in their discretion, to make Investor C Shares available to other categories of investors, including those who become eligible in connection with a merger or reorganization.



There is a minimum initial investment of $1,000 in the Funds, except that the minimum initial investment is:

o $500 for IRA investors;


o $250 for non-working spousal IRAs; and


o $100 for investors participating on a monthly basis in the Systematic Investment Plan described below.


There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs"), Savings Incentives Method Plans for Employees ("SIMPLE IRAs"), salary reduction-Individual Retirement Accounts ("SAR-IRAs"), or similar types of accounts. However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs, SIMPLE IRAs and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Funds reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.


Investor C Shares are purchased at net asset value per share. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").


The Servicing Agents will provide various shareholder services for, and the Selling Agents will provide sales support assistance to, their respective customers ("Customers") who own Investor C Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Funds may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.


Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Investor C Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.


Effective Time of Purchases: Purchase orders for Investor C Shares in the Funds which are received by Stephens, the Transfer Agent or their respective agents before the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day. In the event that the Exchange closes early, purchase orders received prior to closing will be priced as of the time the Exchange closes and purchase orders received after the Exchange closes will be deemed received on the next Business Day and priced according to the net asset value determined on the next Business Day. Purchase orders are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received no later than 4:00 p.m., Eastern time, by the third Busi-ness Day following the receipt of the order, as determined above. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.


The Agents are responsible for transmitting orders for purchases of Investor C Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Funds.


Systematic Investment Plan: Under the Funds' Systematic Investment Plan ("SIP"), a shareholder may automatically purchase Investor C Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank which is a member of the Automated Clearing House to his/her Fund account. Transfers will occur on or about the 15th and/or the last day of the applicable month. Subject to certain exceptions for employees of NationsBank and its affiliates and pre-existing SIP accounts, the systematic investment amount may be in any amount from $50 to $100,000. For more information concerning the SIP, contact your Agent.


Telephone Transactions: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to authorize written requests only. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Funds and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Funds requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Funds reserves the right to record all telephone conversations. Shareholders should be aware that during periods of significant economic or market change, telephone transactions may be difficult to complete.

  How To Redeem Shares




Redemption orders should be transmitted by telephone or in writing through the same Agent that transmitted the original purchase order. Redemption orders for Investor C Shares of the Funds which are received by Stephens, the Transfer Agent or their respective agents before the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value next determined after acceptance of the order. In the event that the Exchange closes early, redemption orders received prior to closing will be priced as of the time the Exchange closes and redemption orders received after the Exchange closes will be deemed received on the next Business Day and priced according to the net asset value determined on the next Business Day. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent. The Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent or their respective agents and for crediting their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Funds. There is no redemption charge.


Redemption proceeds are normally wired to the redeeming Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent or their respective agents. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.

Nations Funds may redeem a shareholder's Investor C Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Funds also may redeem shares of a Fund involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.


Prior to effecting a redemption of Investor C Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Funds have previously been made. Nations Funds may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

Automatic Withdrawal Plan: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Funds if the value of the Investor C Shares in his/her accounts within the Nations Funds Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor C Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Agent or by Nations Funds at any time.


  How To Exchange Shares




The exchange feature enables a shareholder of Investor C Shares of a Nations Funds non-money market fund to acquire shares of the same class that are offered by another non-money market fund of Nations Funds or Daily Shares of any Nations Funds money market fund when he or she believes that a shift between funds is an appropriate investment decision. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.



The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.


The current prospectus for each Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.


Nations Funds and Stephens reserve the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.


The Investor C Shares exchanged must have a current value of at least $1,000 (except for exchanges through the Automatic Exchange Feature, which is described below). Nations Funds and Stephens reserve the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling his/her Selling or Servicing Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.

During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Selling or Servicing Agent through which the original shares were purchased. An investor should consult his/ her Selling or Servicing Agent or Stephens for further information regarding exchanges.

Automatic Exchange Feature: Under the Funds' Automatic Exchange Feature ("AEF") a shareholder may automatically exchange at least $25 on a monthly or quarterly basis. A shareholder may direct proceeds to be exchanged from one fund of Nations Funds to another as allowed by the applicable exchange rules within the prospectus. Exchanges will occur on or about the 15th or the last day of the applicable month. The shareholder must have an existing position in both Funds in order to establish the AEF. This feature may be established by directing a request to the Transfer Agent by telephone or in writing. For additional information, an investor should contact his/her Selling Agent or Nations Funds.


     Shareholder Servicing And Distribution Plans




Pursuant to Rule 12b-1 under the 1940 Act, the Trustees have approved a Distribution Plan with respect to the Investor C Shares of each Fund. Pursuant to the Distribution Plan, each Fund may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the Fund's Investor C Shares. Payments under the Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Trustees provided that the annual rate may not exceed .75% of the average daily net asset value of each Fund's Investor C Shares.



The fees payable under the Distribution Plan are used (i) to compensate Selling Agents for providing sales support assistance relating to Investor C Shares,
(ii) to pay for promotional activities intended to result in the sale of Investor C Shares such as the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor C Shares. Currently, substantially all fees paid pursuant to the Distribution Plan are paid to compensate Selling Agents for providing the services described in (i) and (iii) above, with any remaining amounts being used by Stephens to partially defray other expenses incurred by Stephens in distributing Investor C Shares. Fees received by Stephens pursuant to the Distribution Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of Stephens.


Nations Funds and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Distribution Plan described above and the terms of the Sales Support Agreement between Selling Agents and Stephens. See the SAI for more details on the Distribution Plan.


The Trustees and Directors also have approved a shareholder servicing plan ("Investor C Servicing Plan") for each Fund which permits the Funds to compensate Servicing Agents for services provided to their Customers that own Investor C Shares. Payments under the Investor C Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed .25% of the average daily net asset value of the Investor C Shares.


The fees payable under the Investor C Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor C Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor C Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from a Fund on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor C Shares; (v) arranging for bank wires; and
(vi) providing general shareholder liaison services.

Nations Funds may suspend or reduce payments under the Investor C Servicing Plan at any time, and payments are subject to the continuation of the Investor C Servicing Plan described above and the terms of the Servicing Agreements. See the SAI for more details on the Investor C Servicing Plan.

Nations Funds understands that Agents may charge fees to their Customers who are the owners of Investor Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Funds. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Funds and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.



The Adviser may also pay out of its own assets amounts to Stephens or other broker/dealers in connection with the provision of administrative and/or distribution related services to shareholders.


In addition, Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the Distribution Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of a Fund during a specified period of time. Stephens may also, from time to time, pay additional consideration to Agents not to exceed .75% of the offering price per share on all sales of Investor C Shares as an expense of Stephens or for which Stephens may be reimbursed under the Distribution Plan. Any such additional consideration or incentive program may be terminated at any time by Stephens.


Stephens has also established a non-cash compensation program pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.

     How The Funds Value Their Shares



The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares of the Funds are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. In the event that the Exchange closes early, shares of the Funds will be priced as of the time the Exchange closes. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees or Directors.

     How Dividends And Distributions Are Made; Tax Information



Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly by the Funds. The Funds' net realized capital gains (including net short-term capital gains) are distributed at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.



Shares of the Funds are eligible to begin earning dividends that are declared on the day the purchase order is executed and continue to be eligible for dividends through and including the day before the redemption order is executed.


The net asset value of Investor C Shares will be reduced by the amount of any dividend or distribution. Accordingly, dividends and distributions on newly purchased shares represent, in substance, a return of capital. However, such dividends and distributions would nevertheless be taxable. Certain Selling and Servicing Agents may provide for the reinvestment of dividends in the form of additional Investor Shares of the same class in the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the month to which the payment relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor C Shares.

Tax Information: Each Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income tax on amounts distributed in accordance with the Code.


The Funds intend to distribute substantially all of their net investment income each taxable year. Distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss generally are taxable as ordinary income to shareholders, whether such income is received in cash or reinvested in additional shares. Corporate investors generally will not be entitled to the dividends-received deduction on dividends paid by the Funds.

Substantially all of the Funds' net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions generally will be taxable to shareholders as net capi-tal gain, regardless of how long the shareholders have held the Funds' shares and whether such distributions are received in cash or reinvested in additional shares. Noncorporate shareholders may be taxed on such distributions at preferential rates.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gain distributions paid during the prior year. Such dividends and capital gain distributions may be subject to state and local taxes.

Dividends and distributions declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends and distributions are actually paid during January of the following year.

Federal law requires Nations Funds to withhold 31% from any distributions paid by Nations Funds and/or redemptions (including exchanges and redemptions in-kind) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withold tax on dividends paid to certain foreign shareholders.


The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to foreign, state and local taxes. Further tax information is contained in the SAI.

  Financial Highlights

The following financial information has been derived from the audited financial statements of Nations Fund Trust and Nations Fund, Inc. PricewaterhouseCoopers LLP is the independent accountant to Nations Fund Trust and Nations Fund, Inc. The reports of PricewaterhouseCoopers LLP for the most recent fiscal period of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such period and are incorporated by reference in the SAI, which is available upon request. For more information see "Organization And History." Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and financial statements audited by the Funds' independent accountant.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Nations Short-Term Income Fund

                                YEAR               YEAR
                                ENDED              ENDED
Investor C Shares            03/31/98            03/31/97#
Operating performance:
Net asset value,
 beginning of period         $ 9.68                $ 9.76
Net investment income          0.53                  0.55
Net realized and
 unrealized gain/(loss)
 on investments                0.09                 (0.08)
Net increase/(decrease) in
 net asset value from
 operations                    0.62                $ 0.47
Distributions:
Dividends from net
 investment income            (0.53)                (0.55)
Distributions in excess of
 net investment income           --                    --
Distributions from capital       --                    --
Total dividends and
 distributions                (0.53)                (0.55)
Net asset value, end of
 period                      $ 9.77                $ 9.68
Total return++                 6.51%                 4.89%
Ratios to average net
 assets/supplemental
 data:
Net assets, end of period
 (in 000's)                  $2,992                $4,063
Ratio of operating
 expenses to average net
 assets                        0.91%(b)(c)           0.90%(b)
Ratio of net investment
 income to average net
 assets                        5.40%                 5.62%
Portfolio turnover rate          66%                  172%
Ratio of operating
 expenses to average net
 assets without waivers
 and/or expense
 reimbursements                1.21%(c)              1.20%



                                PERIOD        YEAR        YEAR        YEAR       PERIOD
                                ENDED         ENDED       ENDED       ENDED      ENDED
Investor C Shares             03/31/96(a)#   11/30/95#   11/30/94#   11/30/93   11/30/92*
Operating performance:
Net asset value,
 beginning of period         $ 9.84         $ 9.48      $ 10.01      $  9.75    $ 10.00
Net investment income          0.19           0.57         0.46         0.48       0.08
Net realized and
 unrealized gain/(loss)
 on investments               (0.08)          0.36        (0.51)        0.26      (0.26)
Net increase/(decrease) in
 net asset value from
 operations                    0.11           0.93        (0.05)        0.74      (0.18)
Distributions:
Dividends from net
 investment income            (0.19)         (0.57)       (0.44)       (0.48)     (0.07)
Distributions in excess of
 net investment income          --              --        (0.02)           --        --
Distributions from capital      --              --        (0.02)           --        --
Total dividends and
 distributions                (0.19)         (0.57)       (0.48)       (0.48)     (0.07)
Net asset value, end of
 period                      $ 9.76         $ 9.84      $  9.48      $ 10.01    $  9.75
Total return++                 1.07%         10.08%       (0.51)%       7.73%     (1.82)%+++
Ratios to average net
 assets/supplemental
 data:
Net assets, end of period
 (in 000's)                  $6,121         $6,056       $8,102       $19,851   $6,747
Ratio of operating
 expenses to average net
 assets                        0.90%+         0.91%        0.89%        0.87%      0.80%+
Ratio of net investment
 income to average net
 assets                        5.72%+         5.97%        4.84%        4.77%      5.04%+
Portfolio turnover rate          73%           224%         293%         121%        45%
Ratio of operating
 expenses to average net
 assets without waivers
 and/or expense
 reimbursements                1.23%+          1.21%       1.21%        1.29%      1.40%+

* Nations Short-Term Income Fund Investor C Shares commenced operations on October 2, 1992.
+   Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
# Per share net investment income has been calculated using the monthly average share method.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Nations Short-Intermediate Government Fund


                                YEAR            YEAR                PERIOD
                                ENDED           ENDED               ENDED
Investor C Shares            03/31/98         03/31/97#         03/31/96(b)#
Operating performance:
Net asset value,
 beginning of period          $ 3.99           $ 4.07            $  4.14
Net investment income           0.20             0.21               0.07
Net realized and
 unrealized gain/(loss)
 on investments                 0.13            (0.08)             (0.07)
Net increase/(decrease) in
 net asset value from
 operations                     0.33             0.13               0.00
Distributions:
Dividends from net
 investment income             (0.20)           (0.21)             (0.07)
Distributions from net
 realized capital gains           --               --                 --
Total dividends and
 distributions                 (0.20)           (0.21)             (0.07)(a)
Net asset value, end of
 period                       $ 4.12           $ 3.99            $  4.07
Total return++                  8.45%            3.21%             (0.10)%
Ratios to average net
 assets/supplemental
 data:
Net assets, end of period
 (in 000's)                   $1,808           $8,334            $11,820
Ratio of operating
 expenses to average net
 assets                         1.31%            1.13%(c)(d)        1.13%+
Ratio of net investment
 income to average net
 assets                         4.83%            5.23%              4.82%+
Portfolio turnover rate          538%             529%               189%
Ratio of operating
 expenses to average net
 assets without waivers
 and/or expense
 reimbursements                 1.51%            1.33%(d)           1.36%+



                                  YEAR              YEAR          YEAR          PERIOD
                                  ENDED             ENDED         ENDED         ENDED
Investor C Shares               11/30/95#         11/30/94       11/30/93      11/30/92*
Operating performance:
Net asset value,
 beginning of period            $  3.93           $  4.28         $ 4.16        $  4.19
Net investment income              0.22              0.20           0.20           0.10
Net realized and
 unrealized gain/(loss)
 on investments                    0.21             (0.33)          0.14          (0.03)
Net increase/(decrease) in
 net asset value from
 operations                        0.43             (0.13)          0.34           0.07
Distributions:
Dividends from net
 investment income                (0.22)            (0.20)         (0.20)         (0.10)
Distributions from net
 realized capital gains              --             (0.02)         (0.02)            --
Total dividends and
 distributions                    (0.22)(a)         (0.22)(a)      (0.22)         (0.10)
Net asset value, end of
 period                         $  4.14           $  3.93         $ 4.28        $  4.16
Total return++                    11.15%            (2.80)%         8.20%          1.64%+++
Ratios to average net
 assets/supplemental
 data:
Net assets, end of period
 (in 000's)                     $13,206           $16,725        $31,440        $24,352
Ratio of operating
 expenses to average net
 assets                            1.10%             1.17%          1.30%          1.18%+
Ratio of net investment
 income to average net
 assets                            5.38%             5.18%          4.65%          4.80%+
Portfolio turnover rate             328%              133%            92%            25%
Ratio of operating
 expenses to average net
 assets without waivers
 and/or expense
 reimbursements                    1.30%             1.38%          1.54%          1.44%+

* Nations Short-Intermediate Government Fund Investor C Shares commenced operations on June 17, 1992.
+   Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
# Per share net investment income has been calculated using the monthly average share method.
(a) Includes distribution in excess of less than $0.01 per share.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Nations Government Securities Fund


                                            YEAR               YEAR
                                           ENDED               ENDED
Investor C Shares                        03/31/98            03/31/97#
Operating performance:
Net asset value, beginning of period     $ 9.39                $ 9.67
Net investment income                      0.48                  0.55
Net realized and unrealized
 gain/(loss) on investments                0.51                 (0.30)
Net increase/(decrease) in net asset
 value from operations                     0.99                  0.25
Distributions:
Dividends from net investment
 income                                   (0.48)                (0.53)
Dividends in excess of net investment
 income                                      --                    --
Distributions in excess of net realized
 capital gains                               --                    --
Distributions from capital                   --                 (0.00)(b)
Total dividends and distributions         (0.48)                (0.53)
Net asset value, end of period           $ 9.90                $ 9.39
Total return++                            10.84%                 2.67%
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in 000's)     $  735                $1,835
Ratio of operating expenses to
 average net assets                        1.58%(c)(d)           1.30%
Ratio of net investment income to
 average net assets                        4.90%                 5.78%
Portfolio turnover rate                     303%                  468%
Ratio of operating expenses to
 average net assets without waivers
 and/or expense reimbursements             1.72%(d)              1.44%



                                            PERIOD        YEAR         YEAR       PERIOD
                                             ENDED        ENDED        ENDED       ENDED
Investor C Shares                         03/31/96(a)#   05/31/95#    05/31/94    05/31/93*#
Operating performance:
Net asset value, beginning of period       $ 9.86         $ 9.80      $ 10.46      $ 10.52
Net investment income                        0.47           0.57         0.55         0.59
Net realized and unrealized
 gain/(loss) on investments                 (0.19)          0.06        (0.61)        0.02
Net increase/(decrease) in net asset
 value from operations                       0.28           0.63        (0.06)        0.61
Distributions:
Dividends from net investment
 income                                     (0.45)         (0.53)       (0.50)       (0.63)
Dividends in excess of net investment
 income                                     (0.02)             --       (0.01)         --
Distributions in excess of net realized
 capital gains                                 --              --       (0.05)       (0.04)
Distributions from capital                     --          (0.04)       (0.04)         --
Total dividends and distributions           (0.47)         (0.57)       (0.60)       (0.67)
Net asset value, end of period             $ 9.67         $ 9.86      $  9.80      $ 10.46
Total return++                               2.83%          6.76%       (0.69)%       5.37%
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in 000's)       $2,558         $2,945      $ 5,265      $ 5,998
Ratio of operating expenses to
 average net assets                          1.48%          1.51%        1.48%        1.60%
Ratio of net investment income to
 average net assets                          5.68%+         5.94%        5.33%        5.92%+
Portfolio turnover rate                       199%           413%          56%         103%
Ratio of operating expenses to
 average net assets without waivers
 and/or expense reimbursements               1.63%+         1.69%        1.69%        1.75%+

*    Nations Government Securities Fund Investor C Shares commenced operations on July 6, 1992.
+    Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average share method.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
(b)  Amount represents less than $0.01.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Nations Strategic Fixed Income Fund

                                YEAR                YEAR
                               ENDED               ENDED
Investor C Shares            03/31/98            03/31/97#
Operating performance:
Net asset value,
 beginning of period          $ 9.62              $ 9.93
Net investment income           0.52                0.53
Net realized and
 unrealized gain/(loss)
 on investments                 0.41               (0.20)
Net increase/(decrease) in
 net asset value from
 operations                     0.93                0.33
Distributions:
Dividends from net
 investment income             (0.52)              (0.53)
Distributions in excess of
 net investment income           --                   --
Distributions from net
 realized capital gains          --                (0.11)
Distributions from capital       --               $(0.00)(b)
Total dividends and
 distributions                 (0.52)              (0.64)
Net asset value, end of
 period                      $ 10.03              $ 9.62
Total return++                  9.87%               3.38%
Ratios to average net
 assets/supplemental
 data:
Net assets, end of period
 (in 000's)                  $  943               $1,068
Ratio of operating
 expenses to average net
 assets                         1.42%(c)(d)         1.21%(c)
Ratio of net investment
 income to average net
 assets                         5.16%               5.48%
Portfolio turnover rate          244%                368%
Ratio of operating
 expenses to average net
 assets without waivers
 and/or expense
 reimbursements                 1.53%(d)            1.31%(d)



                                  PERIOD      YEAR         YEAR       YEAR         PERIOD
                                  ENDED       ENDED        ENDED      ENDED        ENDED
Investor C Shares             03/31/96(a)   11/30/95    11/30/94    11/30/93     11/30/92*
Operating performance:
Net asset value,
 beginning of period           $ 10.22       $  9.32     $ 10.55     $  9.94      $ 9.97
Net investment income             0.17          0.54        0.47        0.48        0.02
Net realized and
 unrealized gain/(loss)
 on investments                  (0.29)         0.90       (0.89)       0.62       (0.04)
Net increase/(decrease) in
 net asset value from
 operations                      (0.12)         1.44       (0.42)       1.10       (0.02)
Distributions:
Dividends from net
 investment income               (0.17)        (0.54)      (0.45)      (0.48)      (0.01)
Distributions in excess of
 net investment income             --             --       (0.02)         --          --
Distributions from net
 realized capital gains            --             --       (0.34)      (0.01)         --
Distributions from capital         --             --          --          --          --
Total dividends and
 distributions                   (0.17)        (0.54)      (0.81)      (0.49)      (0.01)
Net asset value, end of
 period                        $  9.93       $ 10.22     $  9.32     $ 10.55      $ 9.94
Total return++                   (1.22)%       15.87%      (4.14)%     11.20%      (0.22)%+++
Ratios to average net
 assets/supplemental
 data:
Net assets, end of period
 (in 000's)                    $  299        $   227     $    41     $    65      $   84
Ratio of operating
 expenses to average net
 assets                          1.22%+         1.21%       1.43%       1.36%       1.03%+
Ratio of net investment
 income to average net
 assets                          4.99%+         5.55%       4.68%       4.65%       5.40%+
Portfolio turnover rate           133%           228%        307%        161%         12%
Ratio of operating
 expenses to average net
 assets without waivers
 and/or expense
 reimbursements                  1.33%+         1.31%       1.51%       1.52%       1.63%+

*    Nations Strategic Fixed Income Fund Investor C Shares commenced operations on November 16, 1992.
+    Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++  Unaudited.
# Per share net investment income has been calculated using the monthly average share method.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b)  Amount represents less than $0.01.
(c) The effect of the credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Nations Diversified Income Fund

                               YEAR            YEAR            PERIOD
                               ENDED           ENDED           ENDED
Investor C Shares           03/31/98         03/31/97#       03/31/96(b)
Operating performance:
Net asset value,
 beginning of period         $ 10.11          $ 10.42          $ 10.82
Net investment income           0.58             0.63             0.21
Net realized and
 unrealized gain/(loss)
 on investments                 0.44            (0.18)           (0.40)
Net increase/(decrease) in
 net asset value from
 operations                     1.02             0.45            (0.19)
Distributions:
Dividends from net
 investment income             (0.58)           (0.63)           (0.21)
Distributions from net
 realized capital gains           --            (0.13)              --
Total dividends and
 distributions                 (0.58)           (0.76)           (0.21)
Net asset value, end of
 period                      $ 10.55          $ 10.11          $ 10.42
Total return++                 10.27%            4.44%           (1.77)%
Ratios to average net
 assets/supplemental
 data:
Net assets, end of period
 (in 000's)                  $ 2,090          $ 3,343          $ 3,454
Ratio of operating
 expenses to average net
 assets                         1.46%(c)         1.25%(c)         1.33%+
Ratio of net investment
 income to average net
 assets                         5.54%            6.23%            5.93%+
Portfolio turnover rate          203%             278%              69%
Ratio of operating
 expenses to average net
 assets without waivers
 and/or expense
 reimbursements                1.56%(c)          1.35%(c)         1.43%+



                               YEAR        YEAR          YEAR          PERIOD
                               ENDED       ENDED         ENDED         ENDED
Investor C Shares            11/30/95   11/30/94#     11/30/93#      11/30/92*
Operating performance:
Net asset value,
 beginning of period         $  9.67     $ 10.88       $  9.96        $ 9.93
Net investment income           0.66        0.67          0.70          0.03
Net realized and
 unrealized gain/(loss)
 on investments                 1.15       (1.06)         0.92          0.02
Net increase/(decrease) in
 net asset value from
 operations                     1.81       (0.39)         1.62          0.05
Distributions:
Dividends from net
 investment income             (0.66)      (0.67)(a)     (0.70)        (0.02)
Distributions from net
 realized capital gains           --       (0.15)           --            --
Total dividends and
 distributions                 (0.66)      (0.82)        (0.70)        (0.02)
Net asset value, end of
 period                      $ 10.82     $  9.67       $ 10.88        $ 9.96
Total return++                 19.22%      (3.77)%       16.65%         0.54%+++
Ratios to average net
 assets/supplemental
 data:
Net assets, end of period
 (in 000's)                  $ 3,582      $ 2,636      $ 3,633        $  149
Ratio of operating
 expenses to average net
 assets                         1.55%        1.49%        1.30%         1.00%+
Ratio of net investment
 income to average net
 assets                          6.28%       6.56%        6.27%         7.01%+
Portfolio turnover rate            96%        144%          86%           46%
Ratio of operating
 expenses to average net
 assets without waivers
 and/or expense
 reimbursements                  1.68%       1.70%        1.70%         1.60%+

*    Nations Diversified Income Fund Investor C Shares commenced operations on November 9, 1992.
+    Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++  Unaudited.
# Per share net investment income has been calculated using the monthly average share method.
(a)  Includes distributions in excess of less than $0.01.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(c) The effect of the credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Nations U.S. Government Bond Fund

                                                                                     PERIOD
                                                                                     ENDED
Investor C Shares                                                                 03/31/98(b)
Operating performance:
Net asset value at the beginning of the period                                     $ 10.41
Net investment income                                                                0.25
Net realized and unrealized gain/(loss) on investments                               0.09
Net increase in net asset value from operations                                      0.34
Distributions:
Dividends from net investment income                                                (0.25)
Distributions from net realized capital gains                                       (0.13)
Total dividends and distributions                                                   (0.38)
Net asset value at the end of the period                                           $ 10.37
Total return++                                                                       3.50%
Ratios to average net assets/supplemental data:
Net assets at end of period (in 000's)                                             $1,332
Ratio of operating expenses to average net assets                                    1.45%(a)+
Ratio of net investment income to average net assets                                 4.41%+
Portfolio turnover rate                                                              188%
Ratio of operating expenses to average net assets without waivers and/or expense     1.71%(a)+
  reimbursements

+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements was less than 0.01%.
(b) Investor C Shares commenced operations on September 19, 1997.
                                                                             29

     Appendix A  --  Portfolio Securities



The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAI contains more information concerning such investments.

Asset-Backed Securities: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage backed securities (see below). Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.



The life of an asset-backed security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.


Mortgage-Backed Securities: Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.



Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.



The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.



The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.


The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.


Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations.

A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.



The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average dollar-weighted maturity and duration of the Funds. For additional information concerning mortgage-backed securities, see the SAI.



Mortgage-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow thereby lengthening duration and potentially reducing the value of these securities. The debt securities held by the Funds also may be subject to credit risk. Credit risk is the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest. Any such defaults or adverse changes in an issuer's financial condition or credit rating may adversely affect the value of the Funds' portfolio investments and, hence, the value of your investment in the corresponding Fund.


Non-Mortgage Asset-Backed Securities: Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.



Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.



The purchase of non-mortgage-backed securities raises considerations unique to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties.
Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.


Bank Instruments: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Each Fund will limit its investments in bank obligations so they do not exceed 25% of its total assets at the time of purchase.


U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations), and other foreign obligations involve special investment risk, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning for-eign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.


Borrowings: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Fund's total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements with BONY, the Funds may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.



Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.



At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Funds only enter into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be creditworthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Fund's asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.



Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

Commercial Instruments: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks.


Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.


Convertible Securities, Preferred Stock, and Warrants: Each Fund may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.

Fixed Income Investing: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.


Foreign Currency Transactions: Each Fund may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.

Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.


A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when such Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, a Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of such Fund and the flexibility of such Fund to purchase additional securities. Although forward contracts will be used primarily to protect a Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

In addition, the Euro will become the single currency in at least 11 European nations used in many financial transactions. Accordingly, the German mark, French franc and other national currencies will no longer be used. Although the impact of implementing the Euro is not possible to predict, the transition could have an effect on the financial markets and economic environment in Europe and other parts of the world. For example, investors may begin to view those countries participating in the Economic Monetary Union as a single combined entity and may alter their investment behavior accordingly. In response to any such effect of the Euro implementation, the Adviser may need to adapt its investment policies and strategy.


Foreign Securities: Foreign securities include debt and equity obligations (dollar- and non-dollar-denominated) of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on income (including interest, distributions and disposition proceeds), possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.


Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign securities markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign securities exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign securities exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.

The Funds may invest indirectly in the securities of foreign issuers through sponsored or unsponsored ADRs, ADSs, GDRs and EDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as the underlying securities which they represent. Ownership of unsponsored ADRs, ADSs, GDRs and EDRs may not entitle the Funds to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs, ADSs, GDRs or EDRs. Generally, ADRs and ADSs in registered form, are designed for use in the U.S. securities markets. GDRs are designed for use in both the U.S. and European securities markets. EDRs, in bearer form, are designed for use in European securities markets. ADRs, ADSs, GDRs and EDRs also involve certain risks of other investments in foreign securities.


Futures, Options and Other Derivative Instruments: Each Fund may attempt to reduce the overall level of investment risk of particular securities and attempt to protect such Funds against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.

The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.

Illiquid Securities: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid. Repurchase agreements, time deposits and guaranteed investment contracts that do not provide for payment to a Fund within seven days after notice, and illiquid restricted securities, are subject to the limitation on illiquid securities.


If otherwise consistent with their investment objectives and policies, the Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illiquidity of a Fund holding such securities may increase during such period.


Interest Rate Transactions: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.



The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index is below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.


Lower-Rated Debt Securities: Nations Diversified Income Fund may invest in lower-rated debt securities. Lower-rated, high-yielding securities are those rated "Ba" or "B" by Moody's or "BB" or "B" by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. Each Fund that may invest in lower-rated debt securities intends to limit their investments in lower-quality debt securities to 35% of assets.


The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Boards, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.

The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

Since the risk of default is higher for lower-rated securities, the Adviser will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.

Money Market Instruments: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

Municipal Securities: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.


Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.


Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.


Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts holding pools of tax exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.


Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal securities. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.


In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/ dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified municipal securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.


Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in municipal securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


Other Investment Companies: Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Pursuant to an exemptive order, the Nations Funds' non-money market funds may purchase shares of Nations Funds' money market funds.

Repurchase Agreements: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a maturity of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Funds.

Securities Lending: To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 33% of the value of its total assets, which may include cash collateral received for securities loans. Cash collateral received by a Nations Fund may be invested in a Nations Funds' money market fund.

Stock Index, Interest Rate and Currency Futures Contracts: The Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. Government Obligations: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association; some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to government- sponsored instrumentalities if it is not obligated to do so by law.

The market value of U.S. Government Obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Variable- and Floating-Rate Instruments: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic and foreign banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index.
A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest.


When-Issued, Delayed Delivery and Forward Commitment Securities: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities take place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

     Appendix B  --  Description Of Ratings

The following summarizes the highest eight ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.


       AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.


       AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.


       A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


       BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.


       BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


       CCC, CC -- An obligation rated CCC is vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation; an obligation rated CC is highly vulnerable to nonpayment.

To provide more detailed indications of credit quality, the AA, A, BBB and CCC ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest eight ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

       Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protec-tive elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       Caa, Ca -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

       AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

       AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.


       A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.


       BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.


To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.


The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:


       AAA -- "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.


       AA -- "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


       A -- "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.


       BBB -- "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:


       MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.


       MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.


The following summarizes the two highest ratings used by S&P for short-term municipal notes:


       SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.


       SP-2 -- Satisfactory capacity to pay principal and interest.


The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

The following summarizes the two highest rating categories used by Fitch for short-term obligations:

       F1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F1+.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Commercial paper rated A-3 or B correlates with the S&P Bond rankings (described above) of BBB/ BBB- and BB+, respectively.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protec-tion measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

For commercial paper, D&P uses the short-term debt ratings described above.

For commercial paper, Fitch uses the short-term debt ratings described above.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

       AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

       AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

       A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.


       BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.


The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.


       TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.


       TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".


       TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.


       TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

Prospectus
                                                                    Daily Shares

                                                                  August 1, 1998


This Prospectus describes the investment portfolios listed in the column to the right, (each a "Fund" and collectively, the "Money Market Funds") of Nations Fund Trust and Nations Fund, Inc., each an open-end management investment company in the Nations Funds Family ("Nations Funds" or "Nations Funds Family"). This Prospectus describes one class of shares of each Money Market Fund -- Daily Shares.


THE MONEY MARKET FUNDS SEEK TO MAINTAIN A NET ASSET VALUE OF $1.00 PER SHARE.



INVESTMENTS IN THE MONEY MARKET FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.



This Prospectus sets forth concisely the information about each Fund that a prospective purchaser of Daily Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about Nations Fund Trust and Nations Fund, Inc. is contained in a separate Statement of Additional Information (the "SAI"), that has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by writing or calling Nations Funds at its address or telephone number shown below. The SAI for Nations Funds, dated August 1, 1998, is incorporated by reference in its entirety into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference in this Prospectus and other information regarding registrants that file electronically with the SEC. NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to each of the Funds. TradeStreet Investment Associates, Inc. ("TradeStreet") is the investment sub-adviser to the Funds. As used herein the term "Adviser" shall mean NBAI and/or TradeStreet as the context may require, see "How The Funds Are Managed".



SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERALDEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE SERVICES TO NATIONS FUNDS, FOR WHICH THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR NATIONS FUNDS.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Nations Prime Fund
Nations Treasury Fund
Nations Government Money Market Fund
Nations Tax Exempt Fund

For Fund information call:
1-800-321-7854


Nations Funds
c/o Stephens Inc.
One NationsBank Plaza
33rd Floor
Charlotte, NC 28255


(Nations Fund logo appears here)

NF-96148-8/98

About The Funds


                                Table Of Contents

                          Prospectus Summary                                  3
                          -----------------------------------------------------

                          Expenses Summary                                    4

                          -----------------------------------------------------

                          Objectives                                          5

                          -----------------------------------------------------

                          How Objectives Are Pursued                          5

                          -----------------------------------------------------

                          How Performance Is Shown                            8

                          -----------------------------------------------------

                          How the Funds Are Managed                           9

                          -----------------------------------------------------

                          Organization And History                           12

                          -----------------------------------------------------
About Your Investment

                          How To Buy Shares                                  13

                          -----------------------------------------------------

                          How To Redeem Shares                               15

                          -----------------------------------------------------

                          How To Exchange Shares                             16

                          -----------------------------------------------------

                          Shareholder Servicing And Distribution Plans       17

                          -----------------------------------------------------

                          How The Funds Value Their Shares                   18

                          -----------------------------------------------------
                          How Dividends And Distributions Are Made;

                          Tax Information                                    18

                          -----------------------------------------------------

                          Financial Highlights                               20

                          -----------------------------------------------------

                          Appendix A -- Portfolio Securities                 23

                          -----------------------------------------------------

                          Appendix B -- Description Of Ratings               30

                          -----------------------------------------------------



NO  PERSON  HAS  BEEN  AUTHORIZED  TO  GIVE  ANY  INFORMATION  OR  TO  MAKE  ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

  Prospectus Summary

o TYPE OF COMPANIES: Open-end management investment companies.

o INVESTMENT OBJECTIVES AND POLICIES:

 o Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

 o Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

 o Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.

 o Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.


o INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NBAI provides investment management services to more than 60 investment company portfolios in the Nations Funds Family. TradeStreet Investment Associates, Inc., an affiliate of NBAI, provides investment sub-advisory services to the Funds. For more information about the investment adviser and investment sub-adviser to the Nations Funds, see "How The Funds Are Managed."

o DIVIDENDS AND DISTRIBUTIONS: The Funds declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains, are distributed at least annually.

o RISK FACTORS: Although NBAI, together with the sub-adviser, seek to achieve the investment objective of each Fund, there is no assurance that they will be able to do so. Investments in a Fund are not insured against loss of principal. Although each Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. For a discussion of these and other factors, see "How Objectives Are Pursued -- Restraints on Investments by Money Market Funds" and "Appendix A."


o MINIMUM PURCHASE: $1,000 minimum initial investment per record holder except that the minimum initial investment is: $500 for Individual Retirement
  Account ("IRA") investors; $250 for non-working spousal IRAs; and $100 for investors participating on a monthly basis in the Systematic Investment Plan. There is no minimum investment amount for investments by certain 401(k) and employee pension plans or salary reduction. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan. Investor C Shares exchanged for Daily Shares must have a current value of at least $1,000. See "How To Buy Shares."

     Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Daily Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

NATIONS FUNDS DAILY SHARES

                                                                                      Nations
                                                                        Nations    Government     Nations
                                                             Nations   Treasury   Money Market   Tax Exempt
Shareholder Transaction Expenses                          Prime Fund     Fund         Fund          Fund
Sales Load Imposed on Purchases                             None        None         None          None
Deferred Sales Charge                                       None        None         None          None
Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fees (After Fee Waivers)                        .16%       .16%         .14%         .16%
Rule 12b-1 Fees (After Fee Waivers)                        .25%       .25%         .25%         .25%
Shareholder Servicing Fees                                 .25%       .25%         .25%         .25%
Other Expenses (After Expense Reimbursements)              .14%       .14%         .16%         .14%
Total Operating Expenses (After Fee Waivers and Expense
 Reimbursements)                                           .80%       .80%         .80%         .80%


Examples: You would pay the following expenses on a $1,000 investment in Daily Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.



                                       Nations
                          Nations    Government    Nations
               Nations   Treasury      Money      Tax Exempt
            Prime Fund     Fund     Market Fund      Fund
1 Year          $ 8         $ 8         $ 8          $ 8
3 Years         $26         $26         $26          $26
5 Years         $44         $44         $44          $44
10 Years        $99         $99         $99          $99


The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Daily Shares will bear either directly or indirectly. The figures contained in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and/or reimbursements will continue. In particular, to the extent Other Expenses are less than those shown, waivers and/or reimbursements of Management Fees, if any, may decrease. Shareholders will be notified of any decrease that materially increases Total Operating Expenses. If fee waivers and/or reimbursements are decreased or discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders in a Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed."

Absent fee waivers, "Management Fees," "12b-1-fees," "Other Expenses" and "Total Operating Expenses" for Daily Shares of the indicated Fund would have been as follows: Nations Prime Fund -- .20%, .45%, .15% and 1.05%, respectively; Nations Treasury Fund -- .20%, .45%, .15% and 1.05%, respectively; Nations Government Money Market Fund -- .40%, .45%, .19% and 1.29%, respectively; and Nations Tax Exempt Fund -- .40%, .45%, .16% and 1.26%, respectively.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.


  Objectives


Each Money Market Fund endeavors to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments with remaining maturities of 397 days or less from the date of purchase. Securities subject to repurchase agreements may have longer maturities.


Nations Prime Fund: Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

Nations Treasury Fund: Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

Nations Government Money Market Fund: Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.

Nations Tax Exempt Fund: Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.


Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in the Funds are not insured against loss of principal.


  How Objectives Are Pursued


Nations Prime Fund: In pursuing its investment objective, the Fund may invest in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations") and other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities (together with U.S. Treasury Obligations, "U.S. Government Obligations"), bank and commercial instruments that may be available in the money markets, high quality short-term taxable obligations issued by state and local governments, their agencies and instrumentalities and repurchase agreements relating to U.S. Government Obligations and qualified first tier (as defined below) money market collateral. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in guaranteed investment contracts and in instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instru-ments backed by, the securities and other assets owned by such issuers. In addition, the Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."


Nations Treasury Fund: In pursuing its investment objective, the Fund invests in U.S. Treasury Obligations and repurchase agreements secured by such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in obligations the principal and interest of which are backed by the full faith and credit of the U.S. Government, provided that the Fund shall, under normal market conditions, invest at least 65% of its total assets in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government and repurchase agreements secured by such obligations. The Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."


Nations Government Money Market Fund: In pursuing its investment objective, the Fund invests in U.S. Government Obligations. Although the Fund may invest in repurchase agreements it does not currently intend to do so. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."

Nations Tax Exempt Fund: In pursuing its investment objective, the Fund invests in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax ("Municipal Securities"). The Fund will not knowingly purchase securities the interest on which is subject to such tax. A portion of the Fund's assets, however, may be invested in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax. See "How Dividends And Distributions Are Made; Tax Information."



The Fund invests in Municipal Securities that are determined to present minimal credit risks and that at the time of purchase, are considered to be of "high quality" -- E.G., having a long-term rating of "A" or higher from Duff & Phelps Credit Rating Co. ("D&P"), Fitch IBCA ("Fitch"), Standard & Poor's Corporation ("S&P"), Thomson BankWatch, Inc. ("BankWatch"), or Moody's Investors Services, Inc. ("Moody's") in the case of certain bonds which are lacking a short-term rating from the requisite number of nationally recognized statistical rating organizations (each an "NRSRO"); rated "D-1" or higher by D&P, "F1" or higher by Fitch, "SP-1" by S&P, or "MIG-1" by Moody's in the case of notes; rated "D-1" or higher by D&P, "F1" or higher by Fitch, or "VMIG-1" by Moody's in the case of variable-rate demand notes; or rated "D-1" or higher by D&P, "F1" or higher by Fitch, "A-1" or higher by S&P, or "Prime-1" by Moody's in the case of tax-exempt commercial paper. D&P, Fitch, S&P, Moody's and BankWatch are nationally recognized statistical rating organizations (collectively, "NRSROs"). Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Adviser pursuant to guidelines approved by Nations Fund Trust's Board of Trustees. The applicable Municipal Securities ratings are described in "Appendix B."

The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Prospectus and the SAI.

The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Adviser, desirable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income. As a matter of fundamental policy, under normal market conditions, at least 80% of the Fund's net assets will be invested in Municipal Securities. Investments in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not be treated as Municipal Securities in determining whether the Fund is in compliance with this 80% requirement. The Fund also may invest in securities issued by other investment companies that invest in securities consistent with the Fund's investment objective and policies. The Fund also may invest in instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning the Fund's investments, see "Appendix A."


Restraints on Investments by Money Market Funds: In order for the Funds to value their investments on the basis of amortized cost (see "How The Funds Value Their Shares"), investments must be in accordance with the requirements of Rule 2a-7 under the 1940 Act, some of which are described below. A Money Market Fund is limited to acquiring obligations with a remaining maturity of 397 days or less, or obligations with greater maturities, provided such obligations are subject to demand features or resets which are less than 397 days, and to maintaining a dollar-weighted average portfolio maturity of 90 days or less. Quality requirements generally limit investments to U.S. dollar denominated instruments determined to present minimal credit risks and that, at the time of acquisition, are rated in the first or second rating categories (known as "first tier" and "second tier" securities, respectively) by the required number of NRSROs (at least two or, if only one NRSRO has rated the security, that one NRSRO) or, if unrated by any NRSRO, are (i) comparable in priority and security to a class of short-term securities of the same issuer that has the required rating, or (ii) determined to be comparable in quality to securities having the required rating. The diversification requirements provide generally that a Money Market Fund may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer except that up to 25% of total assets may be invested in the first tier securities of a single issuer for three business days. Additionally (except for Nations Tax Exempt Fund), no more than 5% of total assets may be invested, at the time of acquisition, in second tier securities in the aggregate, and any investment in second tier securities of one issuer is limited to the greater of 1% of total assets or one million dollars. Securities issued by the U.S. Government, its agencies, authorities or instrumentalities are exempt from the quality requirements, other than minimal credit risk. In the event that a Fund's investment restrictions or permissible investments are more restrictive than the requirements of Rule 2a-7, the Fund's own restrictions will govern.


Year 2000 Issue: Many computer programs employed throughout the world use two digits to identify the year. Unless modified, these programs may not correctly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. Any failure to adapt these programs in time could hamper the Funds' operations. The Funds' principal service providers have advised the Funds that they have been actively working on implementing necessary changes to their systems, and that they expect that their systems will be adapted in time, although there can be no assurance of success. Because the Year 2000 issue affects virtually all organizations, the companies or governmental entities in which the Funds invest could be adversely impacted by the Year 2000 issue, although the extent of such impact cannot be predicted. To the extent the impact on a portfolio holding is negative, a Fund's return could be adversely affected.

Investment Limitations: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAI.


Each Fund may not:


1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments in obligations of domestic banks.



2.  Make  loans,  except  that a Fund may  purchase  and hold  debt  instruments
(whether such instruments are part of a public offering or are privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.



3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of such Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.


In addition, as a matter of non-fundamental policy, Nations Tax Exempt Fund may not purchase any securities other than obligations the interest on which is exempt from Federal income tax and stand-by commitments with respect to such obligations.


The investment objectives and policies of each Fund, unless otherwise specified, are non-fundamental and may be changed without shareholder approval. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their current positions and needs.


  How Performance Is Shown


From time to time, the Money Market Funds may advertise the "yield" and "effective yield" of a class of shares and Nations Tax Exempt Fund also may advertise the "tax equivalent yield" of a class of shares. YIELD, EFFECTIVE YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.


The "yield" of a class of shares of a Fund refers to the income generated by an investment in such class over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a class of shares of the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" of each class of shares of Nations Tax Exempt Fund shows the level of taxable yield needed to produce an after-tax equivalent to such class's tax-free yield. This is done by increasing the class's yield (as calculated above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate. The tax-equivalent yield of a class of shares will always be higher than its "yield".


Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with such Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Any fees charged by selling and/or servicing agents to their customers' accounts for automatic investment or other cash management services will not be included in calculations of yield.

In addition to Daily Shares, the Money Market Funds offer Primary A, Primary B, Investor A, Investor B and Investor C Shares. Each class of shares may bear different sales charges, shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of Fund's shares. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's Agent (as defined below) or by calling Nations Funds at the toll-free number indicated on the cover of this Prospectus.


  How The Funds Are Managed


The business and affairs of each of Nations Fund Trust and Nations Fund, Inc. are managed under the direction of their Board of Trustees and Board of Directors, respectively. The SAI contains the names of and general background information concerning each Director/Trustee of Nations Fund, Inc. and Nations Fund Trust.


As described below, each Fund is advised by NBAI which is responsible for the overall management and supervision of the investment management of each Fund. Each Fund also is sub-advised by a separate investment sub-adviser, which as a general matter is responsible for the day-to-day investment decisions for the respective Fund.

Nations Funds and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.


NationsBank Corporation, the parent company of NationsBank, has signed an agreement to merge with BankAmerica Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the second half of 1998. NationsBank and NBAI have advised the Funds that the merger will not reduce the level or quality of advisory and other services provided to the Funds.


Investment Adviser: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.

TradeStreet  Investment   Associates,   Inc.,  with  principal  offices  at  One
NationsBank  Plaza,  Charlotte,  North  Carolina  28255,  serves  as  investment sub-adviser to the Funds. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.


Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s Board of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Fund, if the Adviser believes that the quality of the transactions and the commissions are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.


For the services provided and expenses assumed pursuant to various investment advisory agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: .25% of the first $250 million of the combined average daily net assets of both Nations Prime Fund and Nations Treasury Fund, plus .20% of the combined average daily net assets of such Funds in excess of $250 million; and .40% of the average daily net assets of each of Nations Government Money Market Fund and Nations Tax Exempt Fund.


For the services provided pursuant to investment sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rate of .055% of the average daily net assets of each Fund.


From time to time, NBAI (and/or TradeStreet) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees or expenses payable by a Fund. In addition, the Adviser may from time to time compensate Agents, as defined below, for providing certain services to customers.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund Trust paid NBAI under the investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations  Government  Money  Market  Fund -- .13% and  Nations Tax Exempt Fund --
 .16%.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund, Inc. paid NBAI under the investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Prime Fund -- .17% and Nations Treasury Fund -- .18%.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, NBAI paid TradeStreet under the investment sub-advisory agreements, sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Prime Fund -- .055%, Nations Treasury Fund -- .055%, Nations Government Money Market Fund -- .055% and Nations Tax Exempt Fund -- .055%.

The Taxable Money Market Management Team of TradeStreet is responsible for the day-to-day management of Nations Prime Fund, Nations Treasury Fund and Nations Government Money Market Fund.

The Tax-Exempt Money Market Management Team of TradeStreet is responsible for the day-to-day management of Nations Tax Exempt Fund.

Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank, has advised Nations Funds and NationsBank that NationsBank and its affiliates may perform the services contemplated by the investment advisory agreements and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such federal or state statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

Other Service Providers: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Funds pursuant to administration agreements. Pursuant to the terms of the administration agreements, Stephens provides vari-
ous administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.


First Data Services Group, Inc. ("First Data"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Funds pursuant to co-administration agreements. Under the co-administration agreements, First Data provides various administrative and accounting services to the Funds, including performing the calculations necessary to determine net asset values per share and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain general accounting records for the Funds. For the services rendered pursuant to the administration and co-administration agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to .10% of each Fund's average daily net assets.


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund Trust paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Government Money Market Fund -- .08% and Nations Tax Exempt Fund -- .08%.


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund, Inc. paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Prime Fund -- .08% and Nations Treasury Fund -- .08%.


NBAI serves as sub-administrator for the Funds pursuant to a sub-administration agreement. Pursuant to the terms of the sub-administration agreement, NBAI assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NBAI shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.

Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer. Nations Funds has entered into distribution agreements with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Daily Shares of the Funds.


The Bank of New York ("BONY" or the "Custodian"), located at 90 Washington Street, New York, New York 10286, provides custodial services for the assets of all Funds except the international portfolios. In return for providing custodial services to the Nations Funds Family, BONY is entitled to receive, in addition to out of pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations Funds' non-money market funds up to $10 billion; and (ii) 1/2 of one basis point on the excess including all Nations Funds' Money Market Funds.


First Data serves as transfer agent (the "Transfer  Agent") for the Funds' Daily
Shares.   The  Transfer  Agent  is  located  at  One  Exchange  Place,   Boston,
Massachusetts 02109.


PricewaterhouseCoopers LLP serves as independent accountant to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.


Expenses: The accrued expenses of each Fund are deducted from the Funds' total accrued income before dividends are declared. These expenses include, but are not limited to: fees paid to the Adviser, Stephens and First Data; taxes; interest; fees (including fees paid to Nations Funds' Directors, Trustees and officers); federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Any general expenses of Nations Fund Trust and/or of Nations Fund, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust and/or of Nations Fund, Inc. or in such other manner as the Board of Trustees or Board of Directors deems appropriate.

  Organization And History


The Funds are members of the Nations Funds Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Institutional Reserves, Nations Annuity Trust and Nations LifeGoal Funds, Inc. The Nations Funds Family currently has more than 60 distinct investment portfolios and total assets in excess of $40 billion.

Nations Fund Trust: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. Nations Fund Trust's fiscal year end is March 31; prior to 1996, Nations Fund Trust's fiscal year end was November 30. The Money Market Funds currently offer six separate classes of shares -- Primary A, Primary B, Investor A, Investor B, Investor C and Daily Shares. This Prospectus relates only to the Daily Shares of the following Funds of Nations Fund Trust: Nations Government Money Market Fund and Nations Tax Exempt Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Funds at 1-800-321-7854.


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.


Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the SAI for examples of instances where the 1940 Act requires voting by fund.

As of August 1, 1998, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI.

Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

Nations Fund, Inc.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. Nations Fund, Inc.'s fiscal year end is March 31; prior to 1996, Nations Fund, Inc.'s fiscal year end was May 31. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 460,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Daily Shares of the following Funds of Nations Fund, Inc.: Nations Prime Fund and Nations Treasury Fund. To obtain additional information regarding other classes of shares which may be available
to  you,   contact   your  Agent  (as  defined   below)  or  Nations   Funds  at
1-800-321-7854.

Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.


Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of Directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Funds, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-

As of August 1, 1998, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings, except when required by the 1940 Act or Maryland law.

Because this Prospectus combines disclosure on two separate investment companies, there is a possibility that one investment company might become liable for a misstatement, inaccuracy, or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust and Nations Fund, Inc. have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.


About Your Investment

  How To Buy Shares


The Funds have established various procedures for purchasing Daily Shares in order to accommodate different investors. Purchase orders may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a shareholder servicing agreement ("Servicing Agreement") with Nations Funds ("Servicing Agents") and/or a sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents"). Servicing Agents and Selling Agents are sometimes referred to as "Agents."

The Funds reserve the right, in their discretion, to make Daily Shares available to other categories of investors, including those who become eligible in connection with a merger or reorganization.


There is a minimum initial investment of $1,000 in the Funds, except that the minimum initial investment is:

o $500 for IRA investors;

o $250 for non-working spousal IRAs; and

o $100 for investors participating on a monthly basis in the Systematic Investment Plan described below.

There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs"), Savings Incentives Method Plans for Employees ("SIMPLE IRAs"), salary reduction-Individual Retirement Accounts ("SAR-IRAs") or similar types of accounts. However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs, SIMPLE IRAs, and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Funds reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.


Shares acquired through an exchange of Investor C Shares of a non-money market fund must have a current value of at least $1,000. No sales load or exchange fee is imposed upon the purchase of Daily Shares of a Fund through an exchange. Purchases of the Money Market Funds may be effected on days on which the Federal Reserve Bank of New York is open for business (a "Business Day").

The Servicing Agents will provide various shareholder services for, and the Selling Agents will provide sales support assistance to, their respective customers ("Customers") who own Daily Shares. From time to time the Agents, Stephens, and Nations Funds may agree to voluntarily reduce the fees payable for shareholder services and sales support services. See "Shareholder Servicing And Distribution Plans."

Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Daily Shares is recorded on the books of the Funds, and share certificates are not issued.

Effective Time of Purchases: Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by Stephens, the Transfer Agent or their respective agents. A purchase order must be received by Stephens, the Transfer Agent or their respective agents by 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund). A purchase order received after such time will not be accepted; notice thereof will be given to the Agent or investor placing the order, and any funds received will be returned promptly to the sending Agent or investor. If federal funds are not available by 4:00 p.m., Eastern time, the order will be canceled. Daily Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens, the Transfer Agent or their respective agents.


The Agents are responsible for transmitting orders for purchases by their Customers and delivering required funds on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Funds.


Systematic Investment Plan: Under the Funds' Systematic Investment Plan ("SIP"), a shareholder may automatically purchase Daily Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank which is a member of the Automated Clearing House to his/her Fund account. Transfers will occur on or about the 15th and/or the last day of the applicable month. Subject to certain exceptions for employees of NationsBank and its affiliates and pre-existing SIP accounts, the systematic investment amount may be in any amount from $50 to $100,000. For more information concerning the SIP, contact your Agent.


Telephone Transactions: An investor may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to authorize written requests only. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Funds and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Funds requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Funds reserves the right to record all telephone conversations. Shareholders should be aware that during periods of significant economic or market change, telephone transactions may be difficult to complete.

  How To Redeem Shares


Redemption orders should be transmitted by telephone or in writing through the same Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens, the Transfer Agent or their respective agents, as the case may be. The Agents are responsible for transmitting redemption orders to Stephens, the Transfer Agent or their respective agents and for crediting their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Funds.


Redemption orders must be received on a Business Day before 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), and payment will normally be wired the same day to the Agent or investors. Nations Funds reserves the right to wire redemption proceeds within three Business Days after receiving the redemption orders if, in the judgment of the Adviser, an earlier payment could adversely impact a Fund. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. Redemption orders received by Stephens, the Transfer Agent or their respective agents after 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), for execution on that Business Day.

Nations Funds may redeem a shareholder's Daily Shares if the balance in such shareholder's account with the Fund drops below $500 as a result of redemptions, and the shareholder does not increase the balance to at least $500 on 60 days' written notice. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Funds also may redeem shares involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

Prior to effecting a redemption of Daily Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Funds have previously been made. Nations Funds may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

Automatic Withdrawal Plan: An Automatic Withdrawal Plan ("AWP") may be established by a shareholder of a Fund if the value of the Daily Shares in his/her accounts within the Nations Funds Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Daily Shares will be redeemed as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Selling Agent or by Nations Funds at any time.

     How To Exchange Shares


The exchange feature enables a shareholder of Daily Shares of a Money Market Fund to exchange such shares for Investor C Shares of a non-money market fund or Daily Shares of another Money Market Fund when that shareholder believes that a shift between funds is an appropriate investment decision. An exchange of Daily Shares for Daily Shares of another fund is made on the basis of the next calculated net asset value per share of each fund after the exchange order is received.


The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.


The current prospectus for each Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.


Nations Funds and Stephens reserve the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.

The Daily Shares exchanged must have a current value of at least $1,000 (except for exchanges through the Automatic Exchange Feature, which is described below). Nations Funds reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.


Daily Shares may be exchanged by directing a request directly to the Selling Agent through which the original Daily Shares were purchased or in some cases Stephens or the Transfer Agent. During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing your request directly to the Selling Agent through which the original shares were purchased. Investors should consult their Selling Agent or Stephens for further information regarding exchanges. Your exchange feature may be governed by your account agreement with your Selling Agent.


Automatic Exchange Feature: Under the Funds' Automatic Exchange Feature ("AEF") a shareholder may automatically exchange at least $25 on a monthly or quarterly basis. A shareholder may direct proceeds to be exchanged from one fund of Nations Funds to another as allowed by the applicable exchange rules within the Prospectus. Exchanges will occur on or about the 15th or last day of the applicable month. The shareholder must have an existing position in both Funds in order to establish the AEF. This feature may be established by directing a request to the Transfer Agent by telephone or in writing. For additional information, a shareholder should contact his/her Selling Agent or Nations Funds.

     Shareholder Servicing And Distribution Plans


Shareholder Servicing Plan: The Funds' shareholder servicing plan ("Servicing Plan") permits each Fund to compensate Servicing Agents for certain shareholder support services that are provided by the Servicing Agents to their Customers that own Daily Shares. Payments under the Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Trustees or the Board of Directors, provided that the annual rate may not exceed .25% of the average daily net asset value of a Fund's Daily Shares. The shareholder services provided by Servicing Agents may include general shareholder liaison services; processing purchase, exchange and redemption requests from Customers and placing orders with Stephens or the Transfer Agent; processing dividend and distribution payments from a Fund on behalf of Customers; providing sales information periodically to Customers, including information showing their positions in Daily Shares; providing sub-accounting with respect to Daily Shares beneficially owned by Customers or the information necessary for sub-accounting; responding to inquiries from Customers concerning their investment in Daily Shares; arranging for bank wires; and providing such other similar services as may be reasonably requested.


Nations Funds may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Funds' Servicing Plan described above and the terms of the Servicing Agreements. See the SAI for more details on the Servicing Plan.

Distribution Plan: Pursuant to Rule 12b-1 under the 1940 Act, the Trustees and Directors also have approved a Distribution Plan with respect to Daily Shares of the Funds. Pursuant to the Distribution Plan, each Fund may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of Daily Shares. Payments under the Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees or Board of Directors provided that the annual rate may not exceed .45% of the average daily net asset value of a Fund's Daily Shares. Payments to Stephens pursuant to the Distribution Plan will be used primarily to compensate or reimburse Stephens for distribution services provided by Stephens and related expenses incurred by Stephens, including payments by Stephens to compensate or reimburse Selling Agents for sales support services provided, and related expenses incurred by, such Selling Agents.

Nations Funds and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Funds' Distribution Plan described above and the terms of the Sales Support Agreement between Selling Agents and Stephens. See the SAI for more details on the Distribution Plan.


Nations Funds understands that Selling Agents and/or Servicing Agents may charge fees to their Customers who are the owners of Daily Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Shareholder Servicing Agreement with Nations Funds. The Sales Support Agreements and Shareholder Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agents by Stephens or Nations Funds and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers of Agents should read this Prospectus in light of the terms governing their accounts with their Agents.


The Adviser may also pay out of its own assets amounts to Stephens or other broker/dealers in connection with the provision of administrative and/or distribution related services to shareholders.

In addition, Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the Distribution Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens may also, from time to time, pay additional consideration to Agents not to exceed .50% of the offering price per share on all sales of Daily Shares to retirement plans as an expense of Stephens or for which Stephens may be reimbursed under the Distribution Plan. Any such additional consideration or incentive program may be terminated at any time by Stephens.

Stephens has also established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.


  How The Funds Value Their Shares


The net asset value of a share of each class is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), each Business Day. Currently, the days on which the Federal Reserve Bank of New York is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.


The assets in the Money Market Funds are valued based upon the amortized cost method. Although Nations Funds seeks to maintain the net asset value per share of these Funds at $1.00, there can be no assurance that their net asset value per share will not vary.


     How Dividends And Distributions Are Made; Tax Information


Dividends and Distributions: Dividends from net investment income for each Fund are declared daily at 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), on the day of declaration. Daily Shares begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (E.G., the settlement date). Dividends are paid within five Business Days after the end of each month. Dividends are paid in the form of additional Daily Shares of the same Fund unless the Customer has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Fund's Transfer Agent and will become effective with respect to dividends paid after its receipt. Your dividend election may be governed by your account agreement with your Agent. Dividends are paid in cash within five Business Days after a shareholder's complete redemption of his/ her Daily Shares in a Fund. To the extent that there are any net realized short-term capital gains, they will be paid at least annually.


Each Fund's net investment income available for distribution to the holders of Daily Shares will be reduced by the amount of sales support and shareholder servicing fees paid to Selling Agents and Servicing Agents, respectively. Each Fund's net investment income available for distribution to the holders of Daily Shares will be reduced by the amount of retail transfer agency fees allocated to Daily Shares.


Tax Information: Each Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") . Such qualification relieves a Fund of liability for Federal income tax on amounts distributed in accordance with the Code.


Each Fund intends to distribute substantially all of its net investment income (including, for this purpose net short-term capital gains) each taxable year. Distributions by Nations Prime Fund, Nations Treasury Fund and Nations Government Money Market Fund of such income generally will be taxable as ordinary income to shareholders whether such income is received in cash or reinvested in additional shares. These distributions will not qualify for the dividends received deduction for corporate shareholders.

The Funds do not expect to realize any net capital gains (generally, the excess of net long-term capital gain over net short-term capital loss), and therefore, do not expect to distribute any capital gains dividends.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends (and capital gain distributions, if applicable) paid during the prior year. Such dividends (and capital gain distributions) may be subject to state and local taxes.

Dividends and distributions declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year in the event such dividends and distributions are actually paid during January of the following year.

Federal law requires Nations Funds to withhold 31% from any distributions (other than exempt-interest dividends) paid by Nations Funds and/or redemptions (including exchanges and redemptions in-kind) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold tax on dividends paid to certain foreign shareholders.


Nations Tax Exempt Fund: Nations Tax Exempt Fund is permitted to pass through to its shareholders tax-exempt income ("exempt-interest dividends") subject to certain requirements which the Fund intends to satisfy. The Fund does not intend to earn investment company taxable income or net capital gains; to the extent that  it does  earn  taxable  income  or net  capital  gains,  distributions  to shareholders from such sources will be subject to Federal income tax. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their federal gross income under Section 103(a) of the Code unless, under the circumstances applicable to the particular shareholder, the exclusion would be disallowed. (See the SAI under "Additional Information Concerning Taxes.") Distributions of net investment income by Nations Tax Exempt Fund may be taxable to investors under state or local law even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

The foregoing discussion is based on tax laws and regulations that were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to foreign, state and local taxes. Further tax information is contained in the SAI.

     Financial Highlights

The following financial information has been derived from the audited financial statements of Nations Fund Trust and Nations Fund, Inc. PricewaterhouseCoopers LLP is the independent accountant to Nations Fund Trust and Nations Fund, Inc. The reports of PricewaterhouseCoopers LLP for the most recent fiscal period of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such period and are incorporated by reference in the SAI, which is available upon request. For more information see "Organization and History." Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Funds' independent accountant.

FOR A DAILY SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Prime Fund

                                                                        YEAR        YEAR          PERIOD          PERIOD
                                                                       ENDED        ENDED         ENDED           ENDED
Daily Shares                                                         03/31/98     03/31/97     03/31/96(a)      05/31/95*
Operating performance:
Net asset value, beginning of year                                 $ 1.00       $ 1.00       $ 1.00          $ 1.00
Net investment income                                               0.0497       0.0470       0.0439          0.0173
Distributions:
Dividends from net investment income                               (0.0497)     (0.0470)     (0.0439)        (0.0173)
Total dividends and distributions                                  (0.0497)     (0.0470)     (0.0439)        (0.0173)
Net asset value, end of year                                       $ 1.00       $ 1.00       $ 1.00          $ 1.00
Total return++                                                      5.08  %      4.80  %      4.49  %         1.74  %
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                 $92,974      $ 9,010      $    40         $     2
Ratio of operating expenses to average net assets                   0.80  %      0.80  %      0.67  %+        0.55  %+
Ratio of net investment income to average net assets                4.98  %      4.71  %      5.25  %+        4.98  %+
Ratio of operating expenses to average net assets without waivers
 and/or expense reimbursements                                      0.85  %      0.85  %      0.74  %+        0.63  %+

* Nations Prime Fund Daily Shares commenced operations on February 9,
1995.
+ Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

FOR A DAILY SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Treasury Fund

                                                                         YEAR        YEAR          PERIOD          PERIOD
                                                                       ENDED         ENDED         ENDED           ENDED
Daily Shares                                                          03/31/98     03/31/97     03/31/96(a)      05/31/95*
Operating performance:
Net asset value, beginning of year                                  $  1.00      $ 1.00       $ 1.00          $ 1.00
Net investment income                                                 0.0481      0.0455       0.0404          0.0167
Distributions:
Dividends from net investment income                                (0.0481)     (0.0455)     (0.0404)        (0.0167)
Total dividends and distributions                                   (0.0481)     (0.0455)     (0.0404)        (0.0167)
Net asset value, end of year                                        $  1.00      $ 1.00       $ 1.00          $ 1.00
Total return++                                                        4.92  %     4.66  %      4.09  %         1.67  %
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                  $178,284     $16,323      $     2         $     2
Ratio of operating expenses to average net assets                     0.80  %     0.80  %      0.64  %+        0.55  %+
Ratio of net investment income to average net assets                  4.81  %     4.59  %      5.18  %+        4.74  %+
Ratio of operating expenses to average net assets without waivers
 and/or expense reimbursements                                        0.85  %     0.85  %      0.71  %+        0.60  %+



* Nations Treasury Fund Daily Shares commenced operations on February 9,
1995.
+ Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

FOR A DAILY SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Government Money Market Fund

                                                                        YEAR        YEAR          PERIOD          PERIOD
                                                                       ENDED        ENDED         ENDED           ENDED
Daily Shares                                                         03/31/98     03/31/97     03/31/96(a)      11/30/95*
Operating performance:
Net asset value, beginning of year                                 $ 1.00       $ 1.00       $ 1.00          $ 1.00
Net investment income                                               0.0474       0.0453       0.0157          0.0418
Distributions:
Dividends from net investment income                               (0.0474)     (0.0453)     (0.0157)        (0.0418)
Total dividends and distributions                                  (0.0474)     (0.0453)     (0.0157)        (0.0418)
Net asset value, end of year                                       $ 1.00       $ 1.00       $ 1.00          $ 1.00
Total return++                                                      4.85  %      4.63  %      1.58  %         4.38  %
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                 $ 6,567      $ 7,860      $     2         $     2
Ratio of operating expenses to average net assets                   0.80  %      0.80  %      0.71  %+        0.55  %+
Ratio of net investment income to average net assets                4.75  %      4.53  %      4.79  %+        5.33  %+
Ratio of operating expenses to average net assets without waivers
 and/or expense reimbursements                                      1.09  %      1.07  %      1.00  %+        0.82  %+

* Nations Government Money Market Fund Daily Shares commenced operations on February 10, 1995.
+ Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

Nations Tax Exempt Fund

                                                                        YEAR        YEAR          PERIOD          PERIOD
                                                                       ENDED        ENDED         ENDED           ENDED
Daily Shares                                                         03/31/98     03/31/97     03/31/96(a)      11/30/95*
Operating performance:
Net asset value, beginning of year                                 $ 1.00       $ 1.00       $ 1.00          $ 1.00
Net investment income                                               0.0295       0.0270       0.0090          0.0243
Distributions:
Dividends from net investment income                               (0.0295)     (0.0270)     (0.0090)        (0.0243)
Total dividends and distributions                                  (0.0295)     (0.0270)     (0.0090)        (0.0243)
Net asset value, end of year                                       $ 1.00       $ 1.00       $ 1.00          $ 1.00
Total return++                                                      2.98  %      2.73  %      0.91  %         2.61  %
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                 $12,541      $ 2,334      $     2         $     2
Ratio of operating expenses to average net assets                   0.80  %      0.80  %      0.69  %+        0.45  %+
Ratio of net investment income to average net assets                2.93  %      2.75  %      2.96  %+        3.47  %+
Ratio of operating expenses to average net assets without waivers
 and/or expense reimbursements                                      1.06  %      1.05  %      0.97  %+        0.72  %+

* Nations Tax Exempt Fund Daily Shares commenced operations on February
10, 1995.
+ Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

  Appendix A  --  Portfolio Securities


The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of this Prospectus identifies each Fund's permissible investments, and the SAI contains more information concerning such investments.


Asset-Backed Securities: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.


Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Mortgage-backed securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), parallel pay CMOs, planned amortization class CMOs ("PAC Bonds") and stripped mortgage-backed securities ("SMBS"), including interest-only and principal-only SMBS. SMBS may be more volatile than other debt securities. For additional information concerning mortgage-backed securities, see the SAI.


Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.


Bank Instruments: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Nations Prime Fund generally limits investments in bank instruments to: (a) U.S. dollar-denominated obligations of U.S. banks which have total assets exceeding $1 billion and which are members of the Federal Deposit Insurance Corporation (including obligations of foreign branches of such banks) or of the 75 largest foreign commercial banks in terms of total assets; or (b) U.S. dollar-denominated bank instruments issued by other banks believed by the Adviser to present minimal credit risks. For purposes of the foregoing, total assets may be determined on the basis of the bank's most recent annual financial statements.


Nations Prime Fund may invest up to 100% of its assets in obligations issued by banks. Nations Treasury Fund and Nations Government Money Market Fund will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase. Nations Prime Fund may invest in U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations).



Eurodollar, Yankee dollar and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning for-eign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.


Borrowings: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. Reverse repurchase agreements may be considered to be borrowings. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements with BONY, the Funds may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.


Reverse repurchase agreements may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/ dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, each of the Funds (except Nations Tax Exempt
Fund) may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.


At the time a Fund enters into a reverse repurchase agreement, it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities ("U.S. Government Securities"), or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. A Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be creditworthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if a Fund does not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, a Fund's asset coverage and other factors at the time of a reverse repurchase, a Fund may not establish a segregated account when the Adviser believes it is not in the best interests of the Fund to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.


Currently, Nations Treasury Fund has entered into an arrangement whereby it reinvests the proceeds of a reverse repurchase agreement in a tri-party repurchase agreement and receives the net interest rate differential.


Commercial Instruments: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and domestic and foreign commercial banks. Nations Prime Fund will limit pur-chases of commercial instruments to instruments that: (a) if rated by at least two NRSROs, are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by Nations Fund, Inc.'s Board of Directors on the advice of the Adviser.

Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.

Foreign Securities: Foreign securities include debt obligations (dollar-denominated) of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on income (including interest, dividends and disposition proceeds), possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign securities markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign securities exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign securities exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.


The Funds may invest indirectly in the securities of foreign issuers through sponsored or unsponsored American Depository Receipts ("ADRs"), American
Depository Shares ("ADSs"), Global Depository Receipts ("GDRs") and European Depository Receipts ("EDRs") or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as the underlying securities which they represent. Ownership of unsponsored ADRs, ADSs, GDRs and EDRs may not entitle the Funds to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs, ADSs, GDRs or EDRs. Generally, ADRs and ADSs in registered form, are designed for use in the U.S. securities markets. GDRs are designed for use in both the U.S. and European securities markets. EDRs, in bearer form, are designed for use in European securities markets. ADRs, ADSs, GDRs and EDRs also involve certain risks of other investments in foreign securities.


Guaranteed Investment Contracts: Guaranteed investment contracts, investment contracts or funding agreements (each referred to as a "GIC") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC generally becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

A Fund will only purchase GICs from issuers that, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment.


Illiquid Securities: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Money Market Funds will not hold more than 10% of the value of their respective net assets in securities that are illiquid. Repurchase agreements, time deposits and GICs that do not provide for payment to a Fund within seven days after notice, and illiquid restricted securities, are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by the Nations Prime Fund may be subject to this limitation.

If otherwise consistent with their investment objectives and policies, the Funds may purchase securities that are not registered under the Securities Act of
1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which are issued under Section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Directors/Trustees or the Adviser, acting under guidelines approved and monitored by such Fund's Board of Directors/Trustees, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illiquidity of a Fund holding such securities may increase during such period.


Interest Rate Transactions: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent a specified index is below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

Money Market Instruments: The term "money market instruments" refers to instruments with remaining maturities of 397 days or less, or obligations with greater maturities, provided such obligations are subject to demand features or resets which are less than 397 days. Money market instruments may include, among other instruments, cer-tain U.S. Treasury Obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

Municipal Securities: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal Securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

Municipal Securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income tax.

Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying Municipal Securities. To the extent that municipal participation interests are considered to be "illiquid securities" such instruments are subject to each Fund's limitation on the purchase of illiquid securities.

In addition,  certain of the Funds may acquire "stand-by commitments" from banks
or  broker/dealers  with  respect  to  municipal   securities  held  in  their
portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

A Fund may invest in short-term securities, in commitments to purchase such securities on a "when-issued" basis, and reserves the right to engage in "put" transactions on a daily, weekly or monthly basis. Securities purchased on a "when-issued" basis are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Funds will only commit to purchase a security on a when-issued basis with the intention of actually acquiring the security and will segregate sufficient liquid assets to meet its purchase obligation.

A "put" feature permits a Fund to sell a security at a fixed price prior to maturity. The underlying Municipal Securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the security as originally issued, it may not be marketable or assignable. Therefore, the put would only have value to the Fund. In certain cases a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Funds will limit their put transactions to institutions which the Adviser believes present minimal credit risk, pursuant to guidelines adopted by the Boards of Directors/Trustees. Nations Tax Exempt Fund may invest more than 40% of its portfolio in securities with put or demand features guaranteed by banks and other financial institutions. Accordingly, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the unique risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

Other Investment Companies: Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Pursuant to an exemptive order issued by the SEC, the Nations Funds' non-money market funds may purchase shares of Nations Funds' Money Market Funds.


Repurchase Agreements: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a maturity of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Funds.

Securities Lending: To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be creditworthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 33% of the value of its total assets, which may include cash collateral received for securities loans. Cash collateral received by a Nations Fund may be invested in a Nations Funds' Money Market Fund.

Short-Term Trust Obligations: Nations Prime Fund may invest in short-term obligations issued by special purpose trusts established to acquire specific issues of government or corporate securities. Such obligations entitle a Fund to a proportional fractional interest in payments received by a trust, either from the underlying securities owned by the trust or pursuant to other arrangements entered into by the trust. A trust may enter into a swap arrangement with a highly rated investment firm, pursuant to which the trust grants to the counterparty certain of its rights with respect to the securities owned by the trust in exchange for the obligation of the counterparty to make payments to the trust according to an established formula. The trust obligations purchased by a Fund must satisfy the quality and maturity requirements generally applicable to the Fund pursuant to Rule 2a-7 under the 1940 Act.


U.S. Government Obligations: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury Obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Assocation; some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

The market value of U.S. Government Obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.


Variable- and Floating-Rate Instruments: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic and foreign banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.

When-Issued, Delayed Delivery And Forward Commitment Securities: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities take place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

  Appendix B  --  Description Of Ratings

The following summarizes the highest three ratings used by S&P for corporate and municipal bonds:


       AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.


       AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.


       A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.


The following summarizes the highest three ratings used by Moody's for corporate and municipal bonds:


       Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


       Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


       A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa and A. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa and A groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1 and A1, respectively.

The following summarizes the highest three ratings used by D&P for bonds:


       AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk free U.S. Treasury debt.


       AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.


       A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.


To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within this major category.


The following summarizes the highest three ratings used by Fitch for bonds:


       AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


       AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.


       A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

       MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

       MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

       SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

       SP-2 -- Satisfactory capacity to pay principal and interest.

The two highest rating categories of D&P for short-term debt are D-1 and D-2. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

The following summarizes the two highest rating categories used by Fitch for short-term obligations:

       F1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F1+.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest  commercial  paper rating assigned by Moody's.
Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

D&P uses the short-term debt ratings described above for commercial paper.

Fitch uses the short-term debt ratings described above for commercial paper.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the three highest investment grade ratings used by BankWatch for long-term debt:

       AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

       AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

       A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

       TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

       TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

Prospectus
                                                                    Daily Shares

                                                                  August 1, 1998



This Prospectus describes NATIONS TREASURY FUND (the "Fund") of Nations Fund, Inc., an open-end management investment company in the Nations Funds Family ("Nations Funds" or "Nations Funds Family"). This Prospectus describes one class of shares of the Fund -- Daily Shares.



THE FUND SEEKS TO MAINTAIN A NET ASSET VALUE OF $1.00 PER SHARE.


INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.



This Prospectus sets forth concisely the information about the Fund that a prospective purchaser of Daily Shares should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about Nations Fund, Inc. is contained in a separate Statement of Additional Information (the "SAI"), that has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by writing or calling Nations Funds at its address or telephone number shown below. The SAI for Nations Funds, dated August 1, 1998, is incorporated by reference in its entirety into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference in this Prospectus and other information regarding registrants that file electronically with the SEC. NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Fund. TradeStreet Investment Associates, Inc. ("TradeStreet") is the investment sub-adviser to the Fund. As used herein the term "Adviser" shall mean NBAI and/or TradeStreet as the context may require, see "How The Fund Is Managed."


SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.



NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE SERVICES TO NATIONS FUNDS, FOR WHICH THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR NATIONS FUNDS.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Nations Treasury Fund

For Fund information call:
1-800-321-7854


Nations Funds
c/o Stephens Inc.
One NationsBank Plaza
33rd Floor
Charlotte, NC 28255




[NATIONS FUND LOGO]



NF-97335-8/98

                                                              Table Of Contents

 About The Fund
                          Prospectus Summary                                  3
                          -----------------------------------------------------

                          Expenses Summary                                    4

                          -----------------------------------------------------

                          Objective                                           5

                          -----------------------------------------------------

                          How The Objective Is Pursued                        5

                          -----------------------------------------------------

                          How Performance Is Shown                            7

                          -----------------------------------------------------

                          How the Fund Is Managed                             7

                          -----------------------------------------------------

                          Organization And History                           10

                          -----------------------------------------------------

                          How To Buy Shares                                  11

                          -----------------------------------------------------

About Your Investment

                          How To Redeem Shares                               12

                          -----------------------------------------------------

                          How To Exchange Shares                             13

                          -----------------------------------------------------

                          Shareholder Servicing And Distribution Plans       14

                          -----------------------------------------------------

                          How The Fund Values Its Shares                     15

                          -----------------------------------------------------

                          How Dividends And Distributions Are Made;

                          Tax Information                                    16

                          -----------------------------------------------------


                          Financial Highlights                               17

                          -----------------------------------------------------

                          Appendix A -- Portfolio Securities                 18

                          -----------------------------------------------------


                          Appendix B -- Description Of Ratings               21

                          -----------------------------------------------------

                          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Fund


  Prospectus Summary
o TYPE OF COMPANY: Open-end management investment company.
o INVESTMENT OBJECTIVE AND POLICIES:

 o Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.


o INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Fund. NBAI provides investment management services to more than 60 investment company portfolios in the Nations Funds Family. TradeStreet Investment Associates, Inc., an affiliate of NBAI, provides investment sub-advisory services to the Fund. For more information about the investment adviser and investment sub-adviser to the Nations Funds, see "How The Fund Is Managed."

o DIVIDENDS AND DISTRIBUTIONS: The Fund declares dividends daily and pays them monthly. The Fund's net realized capital gains, including net short-term capital gains, are distributed at least annually.

o RISK FACTORS: Although NBAI, together with the sub-adviser, seek to achieve the investment objective of the Fund, there is no assurance that they will be able to do so. Investments in the Fund are not insured against loss of principal. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. For a discussion of these and other factors, see "How The Objective Is Pursued -- Restraints on Investments by the Fund" and "Appendix A."


o MINIMUM PURCHASE: $1,000 minimum initial investment per record holder except that the minimum initial investment is: $500 for Individual Retirement
  Account ("IRA") investors; $250 for non-working spousal IRAs; and $100 for investors participating on a monthly basis in the Systematic Investment Plan. There is no minimum investment amount for investments by certain 401(k) and employee pension plans or salary reduction. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan. Investor C Shares exchanged for Daily Shares must have a current value of at least $1,000. See "How To Buy Shares."

     Expenses Summary

Expenses are one of several factors to consider when investing in the Fund. The following tables summarize shareholder transaction and operating expenses for Daily Shares of the Fund. The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in the Fund over specified periods.


NATIONS FUNDS DAILY SHARES




                                                  Nations
                                                Treasury
Shareholder Transaction Expenses                  Fund
Sales Load Imposed on Purchases                   None
Deferred Sales Charge                             None
Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fees                                .16%
Rule 12b-1 Fees (After Fee Waivers)            .25%
Shareholder Servicing Fees                     .25%
Other Expenses                                 .14%
Total Operating Expenses (After Fee Waivers)   .80%


Example:

You would pay the following expenses on a $1,000 investment in Daily Shares of the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

              Nations
            Treasury
              Fund
1 Year         $ 8
3 Years        $26
5 Years        $44
10 Years       $99


The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Daily Shares will bear either directly or indirectly. The figures contained in the above tables are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and/or reimbursements will continue. In particular, to the extent Other Expenses are less than those shown, waivers and/or reimbursements of Management Fees, if any, may decrease. Shareholders will be notified of any decrease that materially increases Total Operating Expenses. If fee waivers and/or reimbursements are decreased or discontinued, the amounts contained in the "Example" above may increase.

Absent fee waivers, "Management Fees," "Rule 12b-1 Fees," "Other Expenses" and "Total Operating Expenses" for Daily Shares of Nations Treasury Fund would have been .20%, .45%, .15% and 1.05%, respectively. Long-term shareholders in the Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Fund's operating expenses, see "How The Fund Is Managed."


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.


  Objective




The Fund endeavors to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments with remaining maturities of 397 days or less from the date of purchase. Securities subject to repurchase agreements may have longer maturities.


Nations Treasury Fund: Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.


Although the Adviser seeks to achieve the investment objective of the Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in the Fund are not insured against loss of principal.

  How The Objective Is Pursued

Nations Treasury Fund: In pursuing its investment objective, the Fund invests in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations") and repurchase agreements secured by such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in obligations the principal and interest of which are backed by the full faith and credit of the U.S. Government, provided that the Fund shall, under normal market conditions, invest at least 65% of its total assets in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government and repurchase agreements secured by such obligations. The Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."

Restraints on Investments by The Fund: In order for the Fund to value its investments on the basis of amortized cost (see "How The Fund Values Its Shares"), investments must be in accordance with the requirements of Rule 2a-7 under the 1940 Act, some of which are described below. The Fund is limited to acquiring obligations with a remaining maturity of 397 days or less, or obligations with greater maturities, provided such obligations are subject to demand features or resets which are less than 397 days, and to maintaining a dollar-weighted average portfolio maturity of 90 days or less. Quality requirements generally limit investments to U.S. dollar denominated instruments determined to present minimal credit risks and that, at the time of acquisition, are rated in the first or second rating categories (known as "first tier" and "second tier" securities, respectively) by the required number of NRSROs (at least two or, if only one NRSRO has rated the security, that one NRSRO) or, if unrated by any NRSRO, are (i) comparable in priority and security to a class of short-- term securities of the same issuer that has the required rating, or (ii) determined to be comparable in quality to securities having the required rating. The diversification requirements provide generally that the Fund may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer except that up to 25% of total assets may be invested in the first tier securities of a single issuer for three business days. Additionally, no more than 5% of total assets may be invested, at the time of acquisition, in second tier securities in the aggregate, and any investment in second tier securities of one issuer is limited to the greater of 1% of total assets or one million dollars. Securities issued by the U.S. Government, its agencies, authorities or instrumentalities are exempt from the quality requirements, other than minimal credit risk. In the event that the Fund's investment restrictions or permissible investments are more restrictive than the requirements of Rule 2a-7, the Fund's own restrictions will govern.

Year 2000 Issue: Many computer programs employed throughout the world use two digits to identify the year. Unless modified, these programs may not correctly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. Any failure to adapt these programs in time could hamper the Fund's operations. The Fund's principal service providers have advised the Fund that they have been actively working on implementing necessary changes to their systems, and that they expect that their systems will be adapted in time, although there can be no assurance of success. Because the Year 2000 issue affects virtually all organizations, the companies or governmental entities in which the Fund invests could be adversely impacted by the Year 2000 issue, although the extent of such impact cannot be predicted. To the extent the impact on a portfolio holding is negative, the Fund's return could be adversely affected.

Investment Limitations: The Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAI.




The Fund may not:



1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments in obligations of domestic banks.




2. Make loans, except that the Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or are privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.



3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of the Fund's assets, the Fund will not hold more than 10% of the voting securities of any issuer.


The investment objective and policies of the Fund, unless otherwise specified, are non-fundamental and may be changed without shareholder approval. If the investment objective or policies of the Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their current positions and needs.

     How Performance Is Shown

From time to time, the Fund may advertise the "yield" and "effective yield" of a class of shares. YIELD AND EFFECTIVE YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.


The "yield" of a class of shares of the Fund refers to the income generated by an investment in such class over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a class of shares of the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with such Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Any fees charged by selling and/or servicing agents to their customers' accounts for automatic investment or other cash management services will not be included in calculations of yield.


In addition to Daily Shares, the Fund offers Primary A, Primary B, Investor A, Investor B and Investor C Shares. Each class of shares may bear different sales charges, shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of the Fund's shares. The Fund's annual report contains additional performance information and is available upon request without charge from the Fund's distributor or an investor's Agent (as defined below) or by calling Nations Funds at the toll-free number indicated on the cover of this Prospectus.

  How The Fund Is Managed




The business and affairs of Nations Fund, Inc. are managed under the direction of its Board of Directors. The SAI contains the names of and general background information concerning each Director of Nations Fund, Inc.

As described below, the Fund is advised by NBAI which is responsible for the overall management and supervision of the investment management of the Fund. The Fund also is sub-advised by a separate investment sub-adviser, which as a general matter is responsible for the day-to-day investment decisions for the Fund.

Nations Funds and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.


NationsBank Corporation, the parent company of NationsBank, has signed an agreement to merge with BankAmerica Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the second half of 1998. NationsBank and NBAI have advised the Fund that the merger will not reduce the level or quality of advisory and other services provided to the Fund.

Investment Adviser: NationsBanc Advisors, Inc. serves as investment adviser to the Fund. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.


TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to the Fund. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.


Subject to the general supervision of Nations Fund, Inc.'s Board of Directors, and in accordance with the Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for the Fund, makes decisions with respect to and places orders for the Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which NationsBank has a lending relationship.



For the services provided and expenses assumed pursuant to an investment advisory agreement, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: .25% of the first $250 million of the average daily net assets of the Fund, plus .20% of the combined average daily net assets of the Fund in excess of $250 million.


For the services provided pursuant to an investment sub-advisory agreement, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rate of .055% of the average daily net assets of the Fund.


From time to time, NBAI (and/or TradeStreet) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees and/or expenses payable by the Fund. In addition, the Adviser may from time to time compensate Agents, as defined below, for providing certain services to Customers.

For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund, Inc. paid NBAI under the investment advisory agreement, advisory fees at the rate of .18% of the Fund's average daily net assets.


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, NBAI paid TradeStreet under the investment sub-advisory agreements, sub-advisory fees at the rate of .055% of the Fund's average daily net assets.


The Taxable Money Market Management Team of TradeStreet is responsible for the day-to-day management of Nations Treasury Fund.


Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank, has advised Nations Funds and NationsBank that NationsBank and its affiliates may perform the services contemplated by the investment advisory agreement and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such federal or state statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

Other Service Providers: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Funds pursuant to an administration agreement. Pursuant to the terms of the administration agreement, Stephens provides various administrative and corporate secretarial services to the Fund, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Fund.

First Data Services Group, Inc. ("First Data"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Funds pursuant to a co-administration agreement. Under the co-administration agreement, First Data provides various administrative and accounting services to the Fund, including performing the calculations necessary to determine net asset values per share and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain general accounting records for the Fund. For the services rendered pursuant to the administration and co-administration agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to .10% of the Fund's average daily net assets.

For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund, Inc. paid its administrators combined fees at the rate of .08% of the Fund's average daily net assets.

NBAI serves as sub-administrator for the Funds pursuant to a sub-administration agreement. Pursuant to the terms of the sub-administration agreement, NBAI assists Stephens in supervising, coordinating and monitoring various aspects of the Fund's administrative operations. For providing such services, NBAI shall be entitled to receive a monthly fee from Stephens based on an annual rate of
 .01% of the Fund's average daily net assets.

Shares of the Fund are sold on a continuous basis by Stephens, as the Fund's sponsor and distributor. Stephens is a registered broker/dealer. Nations Funds has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Fund. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Daily Shares of the Fund. See "Shareholder Servicing And Distribution Plans."

The Bank of New York ("BONY" or the "Custodian"), located at 90 Washington Street, New York, New York 10286, provides custodial services for the assets of the Fund. In return for providing custodial services to the Nations Funds Family, BONY is entitled to receive, in addition to out of pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations Funds' non-money market funds up to $10 billion; and (ii)
 1/2 of one basis point on the excess, including all Nations Funds' money market funds.


First Data serves as transfer agent (the "Transfer Agent") for the Fund's Daily Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.


PricewaterhouseCoopers LLP serves as independent accountant to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.

Expenses: The accrued expenses of the Fund are deducted from the Fund's total accrued income before dividends are declared. These expenses include, but are not limited to: fees paid to the Adviser, Stephens and First Data; taxes; interest; fees (including fees paid to Nations Funds' Directors and officers); federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Any general expenses of Nations Fund, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund, Inc. or in such other manner as the Board of Directors deems appropriate.

     Organization And History


The Fund is member of the Nations Funds Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Institutional Reserves, Nations Annuity Trust and Nations LifeGoal Funds, Inc. The Nations Funds Family currently has more than 60 distinct investment portfolios and total assets in excess of $40 billion.

Nations Fund, Inc.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. Nations Fund, Inc.'s fiscal year end is March 31; prior to 1996, Nations Fund, Inc.'s fiscal year end was May 31. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 460,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Daily Shares of Nations Treasury Fund of Nations Fund, Inc. To obtain additional information regarding other classes of shares which may be available to you, contact your Agent (as defined below) or Nations Funds at 1-800-321-7854.


Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.



Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of Directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-




As of August 1, 1998, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings, except when required by the 1940 Act or Maryland law.

About Your Investment

  How To Buy Shares




The Fund has established various procedures for purchasing Daily Shares in order to accommodate different investors. Purchase orders may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a shareholder servicing agreement ("Servicing Agreement") with Nations Funds ("Servicing Agents") and/or a sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents"). Servicing Agents and Selling Agents are sometimes referred to as "Agents."

The Fund reserves the right, in its discretion, to make Daily Shares available to other categories of investors, including those who become eligible in connection with a merger or reorganization.


There is a minimum initial investment of $1,000 in the Fund, except that the minimum initial investment is:

o $500 for IRA investors;

o $250 for non-working spousal IRAs; and

o $100 for investors participating on a monthly basis in the Systematic Investment Plan described below.


There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs"), Savings Incentives Method Plans for Employees ("SIMPLE IRAs"), salary reduction-Individual Retirement Accounts ("SAR-IRAs") or similar types of accounts. However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs, SIMPLE IRAs, and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Funds reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.


Shares acquired through an exchange of Investor C Shares of a non-money market fund must have a current value of at least $1,000. No sales load or exchange fee is imposed upon the purchase of Daily Shares of the Fund through an exchange. Purchases may be effected only on days on which the Federal Reserve Bank of New York is open for business (a "Business Day").



The Servicing Agents will provide various shareholder services for, and the Selling Agents will provide sales support assistance to, their respective customers ("Customers") who own Daily Shares. From time to time the Agents, Stephens, and Nations Funds may agree to voluntarily reduce the fees payable for shareholder services and sales support services. See "Shareholder Servicing And Distribution Plans."


Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Daily Shares is recorded on the books of the Fund, and share certificates are not issued.

Effective Time of Purchases: Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by Stephens, the Transfer Agent or their respective agents. A purchase order must be received by Stephens, the Transfer Agent or their respective agents by 3:00 p.m., Eastern time. A purchase order received after such time will not be accepted; notice thereof will be given to the Agent or investor placing the order, and any funds received will be returned promptly to the sending Agent or investor. If federal funds are not available by 4:00 p.m., Eastern time, the order will be canceled. Daily Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens, the Transfer Agent or their respective agents.

The Agents are responsible for transmitting orders for purchases by their Customers and delivering required funds on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Funds.


Systematic Investment Plan: Under the Fund's Systematic Investment Plan ("SIP"), a shareholder may automatically purchase Daily Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank which is a member of the Automated Clearing House to his/her Fund account. Transfers will occur on or about the 15th and/or the last day of the applicable month. Subject to certain exceptions for employees of NationsBank and its affiliates and pre-existing SIP accounts, the systematic investment amount may be in any amount from $50 to $100,000. For more information concerning the SIP, contact your Agent.

Telephone Transactions: An investor may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to authorize written requests only. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Funds and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Funds requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Funds reserves the right to record all telephone conversations. Shareholders should be aware that during periods of significant economic or market change, telephone transactions may be difficult to complete.


  How To Redeem Shares




Redemption orders should be transmitted by telephone or in writing through the same Selling Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens, the Transfer Agent or their respective agents, as the case may be. The Selling Agents are responsible for transmitting redemption orders to Stephens, the Transfer Agent or their respective agents and for crediting their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Funds.


Redemption orders must be received on a Business Day before 3:00 p.m., Eastern time and payment will normally be wired the same day to the Agent or investor. Nations Funds reserves the right to wire redemption proceeds within three Business Days after receiving the redemption orders if, in the judgment of the Adviser, an earlier payment could adversely impact the Fund. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. Redemption orders will not be accepted by Stephens, the Transfer Agent or their respective agents after 3:00 p.m., Eastern time for execution on that Business Day.


Nations Funds may redeem a shareholder's Daily Shares if the balance in such shareholder's account with the Fund drops below $500 as a result of redemptions, and the shareholder does not increase the balanced to at least $500 on 60 days' written notice. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Funds also may redeem shares involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

Prior to effecting a redemption of Daily Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Funds have previously been made. Nations Funds may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

Automatic Withdrawal Plan: An Automatic Withdrawal Plan ("AWP") may be established by a shareholder of the Fund if the value of the Daily Shares in his/her accounts within the Nations Funds Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Daily Shares will be redeemed as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Selling Agent or by Nations Funds at any time.


  How To Exchange Shares




The exchange feature enables a shareholder of Daily Shares of the Fund to exchange such shares for Investor C Shares of a non-money market fund or Daily Shares of another money market fund when that shareholder believes that a shift between funds is an appropriate investment decision. An exchange of Daily Shares for shares of another fund is made on the basis of the next calculated net asset value per share of each Fund after the exchange order is received.



The Fund and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.



The current prospectus for each Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.

Nations Funds and Stephens reserve the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.

The Daily Shares exchanged must have a current value of at least $1,000 (except for exchanges through the Automatic Exchange Feature, which is described below). Nations Funds and Stephens reserve the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.

Daily Shares may be exchanged by directing a request directly to the Selling Agent through which the original Daily Shares were purchased or in some cases, Stephens or the Transfer Agent. During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing your request directly to the Selling Agent through which the original shares were purchased. Investors should consult their Agent or Stephens for further information regarding exchanges. Your exchange feature may be governed by your account agreement with your Selling Agent.

Automatic Exchange Feature: Under the Funds' Automatic Exchange Feature ("AEF") a shareholder may automatically exchange at least $25 on a monthly or quarterly basis. A shareholder may direct proceeds to be exchanged from one fund of Nations Fund to another as allowed by the applicable exchange rules within the Prospectus. Exchanges will occur on or about the 15th or the last day of the applicable month. The shareholder must have an existing position in both Funds in order to establish the AEF. This feature may be established by directing a request to the Transfer Agent by telephone or in writing. For additional information, a shareholder should contact his/her Agent or Nations Funds.


     Shareholder Servicing And

  Distribution Plans




Shareholder Servicing Plan: The Fund's shareholder servicing plan ("Servicing Plan") permits the Fund to compensate Servicing Agents for certain shareholder support services that are provided by the Servicing Agents to their Customers that own Daily Shares. Payments under the Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed .25% of the average daily net asset value of the Fund's Daily Shares. The shareholder services provided by Servicing Agents may include general shareholder liaison services; processing purchase, exchange and redemption requests from Customers and placing orders with Stephens or the Transfer Agent; processing dividend and distribution payments from the Fund on behalf of Customers; providing sales information periodically to Customers, including information showing their positions in Daily Shares; providing sub-accounting with respect to Daily Shares beneficially owned by Customers or the information necessary for sub-accounting; responding to inquiries from Customers concerning their investment in Daily Shares; arranging for bank wires; and providing such other similar services as may be reasonably requested.



Nations Funds may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Fund's Servicing Plan described above and the terms of the Servicing Agreements. See the SAI for more details on the Servicing Plan.


Distribution Plan: Pursuant to Rule 12b-1 under the 1940 Act, the Directors also have approved a Distribution Plan with respect to Daily Shares of the Fund. Pursuant to the Distribution Plan, the Fund may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of Daily Shares. Payments under the Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors provided that the annual rate may not exceed .45% of the average daily net asset value of the Fund's Daily Shares. Payments to Stephens pursuant to the Distribution Plan will be used primarily to compensate or reimburse Stephens for distribution services provided by Stephens and related expenses incurred by Stephens, including payments by Stephens to compensate or reimburse Selling Agents for sales support services provided, and related expenses incurred by, such Selling Agents.



Nations Funds and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Fund's Distribution Plan described above and the terms of the Sales Support Agreement between

Selling Agents and Stephens. See the SAI for more details on the Distribution Plan.

Nations Funds understands that Selling Agents and/or Servicing Agents may charge fees to their Customers who are the owners of Daily Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Shareholder Servicing Agreement with Nations Funds. The Sales Support Agreements and Shareholder Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agents by Stephens or Nations Funds and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers of Agents should read this Prospectus in light of the terms governing their accounts with their Agents.


The Adviser may also pay out of its own assets amounts to Stephens or other broker/dealers in connection with the provision of administrative and/or distribution related services to shareholders.

In addition, Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the Distribution Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Fund during a specified period of time. Stephens may also, from time to time, pay additional consideration to Agents not to exceed .50% of the offering price per share on all sales of Daily Shares to retirement plans as an expense of Stephens or for which Stephens may be reimbursed under the Distribution Plan. Any such additional consideration or incentive program may be terminated at any time by Stephens.


Stephens has also established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Fund may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.


  How The Fund Values Its Shares




The net asset value of a share of each class is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of 3:00 p.m., Eastern time each Business Day. Currently, the days on which the Federal Reserve Bank of New York is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.


The assets of the Fund are valued based upon the amortized cost method. Although Nations Funds seeks to maintain the net asset value per share of the Fund at $1.00, there can be no assurance that their net asset value per share will not vary.

     How Dividends And Distributions Are Made; Tax Information




Dividends and Distributions: Dividends from net investment income for the Fund are declared daily at 3:00 p.m., Eastern time on the day of declaration. Daily Shares begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (E.G., the settlement date). Dividends are paid within five Business Days after the end of each month. Dividends are paid in the form of additional Daily Shares of the Fund unless the Customer has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Fund's Transfer Agent and will become effective with respect to dividends paid after its receipt. Your dividend election may be governed by your account agreement with your Agent. Dividends are paid in cash within five Business Days after a shareholder's complete redemption of his/her Daily Shares in the Fund. To the extent that there are any net realized short-term capital gains, they will be paid at least annually.



The Fund's net investment income available for distribution to the holders of Daily Shares will be reduced by the amount of sales support and shareholder servicing fees paid to Selling Agents and Servicing Agents, respectively. The Fund's net investment income available for distribution to the holders of Daily Shares will be reduced by the amount of retail transfer agency fees allocated to Daily Shares.


Tax Information: The Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves the Fund of liability for Federal income tax on amounts distributed in accordance with the Code.


The Fund intends to distribute substantially all of its net investment income (including, for this purpose net short-term capital gains) each taxable year. Distributions by the Fund will be taxable as ordinary income to shareholders of such income generally whether such income is received in cash or reinvested in additional shares. These distributions will not qualify for the dividends received deduction for corporate shareholders.

The Fund does not expect to realize any long-term capital gains (generally, the excess of net long-term capital gain over net short-term capital loss), and therefore, does not expect to distribute any capital gain distributions.


Each year, shareholders will be notified as to the amount and Federal tax status of all dividends (and capital gains, if applicable) paid during the prior year. Such dividends (and capital gains) may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.


Federal law requires Nations Funds to withhold 31% from any dividends paid by Nations Funds and/or redemptions (including exchanges and redemptions in-kind) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Fund to withhold tax on dividends paid to certain foreign shareholders.


The foregoing discussion is based on tax laws and regulations that were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Fund and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to foreign, state and local taxes. Further tax information is contained in the SAI.


  Financial Highlights


The following financial information has been derived from the audited financial statements of Nations Fund, Inc. PricewaterhouseCoopers LLP is the independent accountant to Nations Fund, Inc. The report of PricewaterhouseCoopers LLP for the most recent fiscal period of Nations Fund, Inc. accompany the financial statements for such period and are incorporated by reference in the SAI, which is available upon request. For more information see "Organization and History." Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Fund's independent accountant.



FOR A DAILY SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Treasury Fund




                                                                                YEAR        YEAR
                                                                              ENDED         ENDED
Daily Shares                                                                 03/31/98     03/31/97
Operating performance:
Net asset value, beginning of period                                       $  1.00      $ 1.00
Net investment income                                                        0.0481      0.0455
Distributions:
Dividends from net investment income                                       (0.0481)     (0.0455)
Total dividends and distributions                                          (0.0481)     (0.0455)
Net asset value, end of period                                             $  1.00      $ 1.00
Total return++                                                               4.92  %     4.66  %
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                       $178,284     $16,323
Ratio of operating expenses to average net assets                            0.80  %     0.80  %
Ratio of net investment income to average net assets                         4.81  %     4.59  %
Ratio of operating expenses to average net assets without waivers and/or
 expense reimbursements                                                      0.85  %     0.85  %



                                                                               PERIOD          PERIOD
                                                                               ENDED           ENDED
Daily Shares                                                                03/31/96(a)      05/31/95*
Operating performance:
Net asset value, beginning of period                                      $ 1.00          $ 1.00
Net investment income                                                      0.0404          0.0167
Distributions:
Dividends from net investment income                                      (0.0404)        (0.0167)
Total dividends and distributions                                         (0.0404)        (0.0167)
Net asset value, end of period                                            $ 1.00          $ 1.00
Total return++                                                             4.09  %         1.67  %
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                      $     2         $     2
Ratio of operating expenses to average net assets                          0.64  %+        0.55  %+
Ratio of net investment income to average net assets                       5.18  %+        4.74  %+
Ratio of operating expenses to average net assets without waivers and/or
 expense reimbursements                                                    0.71  %+        0.60  %+


     * Nations Treasury Fund Daily Shares commenced operations on February 9, 1995.
     + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

     Appendix A  --  Portfolio Securities



The following are summary descriptions of certain types of instruments in which the Fund may invest. The "How The Objective Is Pursued" section of this Prospectus identifies the Fund's permissible investments, and the SAI contains more information concerning such investments.


Bank Instruments: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Fund will limit its investments in bank obligations so they do not exceed 25% of the Fund's total assets at the time of purchase.


Borrowings: When the Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. Reverse repurchase agreements may be considered to be borrowings. The Fund may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Fund's total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements with BONY, the Fund may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.



Reverse repurchase agreements may be considered to be borrowings. When the Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/ dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, the Fund may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.


At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities ("U.S. Government Securities"), or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be creditworthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Fund does not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Fund's asset coverage and other factors at the time of a reverse repurchase, the Fund may not establish a segregated account when the Adviser believes it is not in the best interests of the Fund to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.


Currently, the Fund has entered into an arrangement whereby it reinvests the proceeds of a reverse repurchase agreement in a tri-party repurchase agreement and receives the net interest rate differential.


Illiquid Securities: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Fund will not hold more than 10% of the value of its net assets in securities that are illiquid. Repurchase agreements, time deposits and GICs that do not provide for payment to the Fund within seven days after notice, and illiquid restricted securities, are subject to the limitation on illiquid securities.


If otherwise consistent with its investment objective and policies, the Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which are issued under Section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Fund's Board of Directors or the Adviser, acting under guidelines approved and monitored by the Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illiquidity of a Fund holding such securities may increase during such period.


Interest Rate Transactions: In order to attempt to protect the value of its portfolio from interest rate fluctuations, the Fund may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. The Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. The Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.


The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent a specified index is below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of the Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. The Fund will not sell interest rate caps or floors that it does not own.


Money Market Instruments: The term "money market instruments" refers to instruments with remaining maturities of 397 days or less, or obligations with greater maturities, provided such obligations are subject to demand features or resets which are less than 397 days. Money market instruments may include, among other instruments, certain U.S. Treasury Obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.


Other Investment Companies: The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Pursuant to an exemptive order issued by the SEC, the Nations Funds' non-money market funds may purchase shares of Nations Funds' money market funds.


Repurchase Agreements: A repurchase agreement involves the purchase of a security by the Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a maturity of more than seven days are considered illiquid securities and are subject to the limit stated above. The Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Funds.

Securities Lending: To increase return on portfolio securities, the Fund may lend its portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be creditworthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of the Fund may not exceed 33% of the value of its total assets, which may include cash collateral received for securities loans. Cash collateral received by a Nations Fund may be invested in a Nations Funds' money market fund.


U.S. Government Obligations: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury Obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Assocation; some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.


The market value of U.S. Government Obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.



Variable- and Floating-Rate Instruments:
Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic and foreign banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.


When-Issued, Delayed Delivery And Forward Commitment Securities: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities take place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

     Appendix B  --  Description Of Ratings


The following summarizes the highest three ratings used by S&P for corporate and municipal bonds:

       AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

       AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

       A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

The following summarizes the highest three ratings used by Moody's for corporate and municipal bonds:

       Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa and A. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa and A groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1 and A1, respectively.


The following summarizes the highest three ratings used by D&P for bonds:


       AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk free U.S. Treasury debt.


       AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.


       A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.


To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within this major category.


The following summarizes the highest three ratings used by Fitch for bonds:


       AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


       AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.


       A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.


The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:


       MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.


       MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.


The following summarizes the two highest ratings used by S&P for short-term municipal notes:


       SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.


       SP-2 -- Satisfactory capacity to pay principal and interest.

The two highest rating categories of D&P for short-term debt are D-1 and D-2. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

The following summarizes the two highest rating categories used by Fitch for short-term obligations:

       F1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F1+.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

D&P uses the short-term debt ratings described above for commercial paper.

Fitch uses the short-term debt ratings described above for commercial paper.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the three highest investment grade ratings used by BankWatch for long-term debt:

       AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

       AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

       A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

       TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

       TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

                       STATEMENT OF ADDITIONAL INFORMATION


                          NATIONS FUND PORTFOLIOS, INC.
                          Nations Emerging Markets Fund
                           Nations Pacific Growth Fund
                      Nations Global Government Income Fund


                               NATIONS FUND, INC.
                               Nations Prime Fund
                              Nations Treasury Fund
                           Nations Equity Income Fund
                       Nations Government Securities Fund
                        Nations International Equity Fund
                        Nations International Growth Fund
                        Nations International Value Fund
                        Nations Small Company Growth Fund
                        Nations U.S. Government Bond Fund


                               NATIONS FUND TRUST
                      Nations Government Money Market Fund
                             Nations Tax Exempt Fund
                               Nations Value Fund
                           Nations Capital Growth Fund
                          Nations Emerging Growth Fund
                            Nations Equity Index Fund
                           Nations Managed Index Fund
                       Nations Managed SmallCap Index Fund
                        Nations Managed Value Index Fund
                    Nations Managed SmallCap Value Index Fund
                      Nations Marsico Growth & Income Fund
                      Nations Marsico Focused Equities Fund
                         Nations Disciplined Equity Fund
                          Nations Balanced Assets Fund
                   Nations Short-Intermediate Government Fund
                         Nations Short-Term Income Fund
                         Nations Diversified Income Fund
                       Nations Strategic Fixed Income Fund
                          Nations Municipal Income Fund
                    Nations Short-Term Municipal Income Fund
                    Nations Intermediate Municipal Bond Fund
                Nations Florida Intermediate Municipal Bond Fund
                       Nations Florida Municipal Bond Fund
                Nations Georgia Intermediate Municipal Bond Fund
                       Nations Georgia Municipal Bond Fund
                Nations Maryland Intermediate Municipal Bond Fund
                      Nations Maryland Municipal Bond Fund
             Nations North Carolina Intermediate Municipal Bond Fund
                   Nations North Carolina Municipal Bond Fund
             Nations South Carolina Intermediate Municipal Bond Fund
                   Nations South Carolina Municipal Bond Fund
               Nations Tennessee Intermediate Municipal Bond Fund
                      Nations Tennessee Municipal Bond Fund
                 Nations Texas Intermediate Municipal Bond Fund
                        Nations Texas Municipal Bond Fund
                Nations Virginia Intermediate Municipal Bond Fund
                      Nations Virginia Municipal Bond Fund

                INVESTOR SHARES, PRIMARY SHARES AND DAILY SHARES
                                 August 1, 1998

      This Statement of Additional Information ("SAI") provides supplementary information pertaining to the classes of shares representing interests in the above listed forty nine investment portfolios of Nations Fund Portfolios, Inc., Nations Fund, Inc., and Nations Fund Trust (individually, a "Fund" and collectively, the "Funds"). This SAI is not a prospectus, and should be read only in conjunction with the current prospectuses for the aforementioned Funds related to the class or series of shares in which one is interested, dated August 1, 1998 (each a "Prospectus"). All terms used in this SAI that are defined in the Prospectuses will have the same meanings assigned in the Prospectuses. Copies of the Prospectuses may be obtained by writing Nations Funds c/o Stephens Inc., One NationsBank Plaza, 33rd Floor, Charlotte, North Carolina 28255, or by calling Nations Funds at (800) 321-7854.

                              TABLE OF CONTENTS

                                                                  Page

INTRODUCTION ..................................................     1

FUND TRANSACTIONS AND
BROKERAGE......................................................     2
General Brokerage Policy.......................................     2
Section 28(e) Standards........................................     5

ADDITIONAL INFORMATION ON FUND INVESTMENTS ....................     6
     General...................................................     6
     Additional Investment Limitations ........................     6
     Asset-Backed Securities...................................    10
     Commercial Instruments....................................    12
     Currency Swaps............................................    13
     Delayed Delivery Transactions ............................    13
     Dollar Roll Transactions .................................    13
     Equity Swap Contracts ....................................    14
     Foreign Currency Transactions ............................    14
     Futures, Options and Other Derivative
         Instruments ..........................................    16
     Guaranteed Investment Contracts...........................    22
     Illiquid Securities.......................................    22
     Insured Municipal Securities .............................    22
     Interest Rate Transactions ...............................    22
     Lower Rated Debt Securities...............................    23
     Municipal Securities .....................................    24
     Options on Currencies.....................................    41
     Real Estate Investment Trusts.............................    41
     Repurchase Agreements ....................................    42
     Reverse Repurchase Agreements ............................    42
     Risk Factors Associated with Futures
          and Options Transactions ............................    42
     Securities Lending........................................    44
     Short Sales...............................................    45
     Special Situations........................................    45
     Stand-by Commitments .....................................    45
     Variable and Floating Rate Instruments ...................    46
     When-Issued Purchases and Forward Commitments  ...........    46

NET ASSET VALUE................................................    47
     Purchases and Redemptions.................................    47
     Investment Strategy.......................................    47
     Net Asset Value Determination.............................    48
     Exchanges.................................................    49

DESCRIPTION OF SHARES..........................................    50
     Dividends and Distributions...............................    50

ADDITIONAL INFORMATION CONCERNING TAXES........................    51
     General...................................................    52
     Excise Tax ...............................................    52
     Private Letter Ruling.....................................    52
     Taxation of Fund Investments..............................    53
     Foreign Taxes ............................................    54
     Capital Gain Distribution.................................    54
     Other Distributions.......................................    54

     Disposition of Fund Shares................................    55
     Federal Income Tax Rates..................................    55
     Corporate Shareholders....................................    55
     Foreign Shareholders......................................    56
     Backup Withholding........................................    56
     Tax Deferred Plans........................................    56
     Special Tax Consideration.................................    56
     Other Matters.............................................    58

DIRECTORS AND OFFICERS.........................................    58
     Nations Funds Retirement Plan.............................    62
     Nations Funds Deferred Compensation Plan ................     62
     Compensation Table........................................    63
     Shareholder and Trustee Liability ........................    64

INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY,
TRANSFER AGENCY, SHAREHOLDER SERVICING AND
DISTRIBUTION AGREEMENTS .......................................    64
     The Company and Its Common Stock..........................    64
     Investment Adviser........................................    67
     Investment Styles.........................................    73
     Administrator and Co-Administrator........................    79
     Distribution Plans and Shareholder Servicing
         Arrangements for Investor Shares......................    82
     Shareholder Servicing Agreements-Money Market Funds
         (Primary B Shares)....................................    92
     Shareholder Administration Plan-Non-Money Market Funds
         (Primary B Shares)....................................    93
     Expenses..................................................    94
     Transfer Agents and Custodians............................    95

DISTRIBUTOR....................................................    95

INDEPENDENT ACCOUNTANTS AND
REPORTS........................................................    95

COUNSEL........................................................    96

ADDITIONAL INFORMATION ON PERFORMANCE..........................    96
     Yield Calculations........................................    96
     Total Return Calculations.................................   106

MISCELLANEOUS..................................................   119
     Certain Record Holders....................................   119

SUITABILITY OF NATIONS TREASURY FUND FOR
INVESTMENT BY MUNICIPAL INVESTORS..............................   145

SCHEDULE A - Description of Ratings............................   A-1

SCHEDULE B - Additional Information Concerning Options &
Futures........................................................   B-1

SCHEDULE C - Additional Information Concerning Mortgage
Backed Securities..............................................   C-1

                                 INTRODUCTION

       Nations Fund Portfolios, Inc. ("NFP"), Nations Fund, Inc. ("NFI") and Nations Fund Trust ("NFT") (individually a "Company", and collectively, the "Companies") are mutual funds. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the mutual fund being considered for investment. This information about each Company is included in various Prospectuses.

      Nations Fund Portfolios, Inc. currently consists of three different investment portfolios. This SAI pertains to the Primary A, Primary B, Investor A, Investor B and Investor C Shares of Nations Emerging Markets Fund (the "Emerging Markets Fund"), Nations Pacific Growth Fund (the "Pacific Growth Fund") and Nations Global Government Income Fund (the "Global Government Income Fund") (each, a "Fund" and collectively, the "NFP Funds").

      Nations Fund, Inc. currently consists of nine different investment portfolios. This SAI pertains to the Primary A, Primary B, Investor A, Investor B, Investor C and Daily Shares of Nations Prime Fund (the "Prime Fund") and Nations Treasury Fund (the "Treasury Fund") (collectively referred to as the "NFI Money Market Funds"), and the Primary A, Primary B, Investor A, Investor B and Investor C Shares of Nations Equity Income Fund (the "Equity Income Fund"), Nations Government Securities Fund (the "Government Securities Fund"), Nations Small Company Growth Fund (the "Small Company Growth Fund"), Nations U.S. Government Bond Fund (the "U.S. Government Bond Fund"), Nations International Equity Fund (the "International Equity Fund"), Nations International Growth Fund (the "International Growth Fund") and Nations International Value Fund (the "International Value Fund").

      Nations Fund Trust currently consists of thirty-seven different investment portfolios. This SAI pertains to the Primary A, Primary B, Investor A, Investor B, Investor C and Daily Shares of Nations Government Money Market Fund ("Government Money Market Fund") and Nations Tax Exempt Fund ("Tax Exempt Fund") (collectively, also referred to as the "NFT Money Market Funds") and the Primary A, Primary B, Investor A, Investor B (formerly called Investor N) and Investor C Shares of Nations Value Fund ("Value Fund"), Nations Capital Growth Fund ("Capital Growth Fund"), Nations Emerging Growth Fund ("Emerging Growth Fund"), Nations Equity Index Fund ("Equity Index Fund"), Nations Managed Index Fund ("Managed Index Fund"), Nations Managed SmallCap Index Fund ("Managed SmallCap Index Fund"), Nations Managed Value Index Fund ("Managed Value Index Fund"), Nations Managed SmallCap Value Index Fund ("Managed SmallCap Value Index Fund"), Nations Marsico Growth & Income Fund (the "Marsico Growth & Income Fund"), Nations Marsico Focused Equities Fund (the "Marsico Focused Equities Fund"), Nations Disciplined Equity Fund ("Disciplined Equity Fund"), Nations Balanced Assets Fund ("Balanced Assets Fund"), Nations Short-Intermediate Government Fund ("Short-Intermediate Government Fund"), Nations Short-Term Income Fund ("Short-Term Income Fund"), Nations Diversified Income Fund ("Diversified Income Fund"), Nations Strategic Fixed Income Fund ("Strategic Fixed Income Fund"), Nations Municipal Income Fund ("Municipal Income Fund"), Nations Short-Term Municipal Income Fund ("Short-Term Municipal Income Fund"), Nations Intermediate Municipal Bond Fund ("Intermediate Municipal Bond Fund"), Nations Florida Intermediate Municipal Bond Fund ("Florida Intermediate Municipal Bond Fund"), Nations Georgia Intermediate Municipal Bond Fund ("Georgia Intermediate Municipal Bond Fund"), Nations Maryland Intermediate Municipal Bond Fund ("Maryland Intermediate Municipal Bond Fund"), Nations North Carolina Intermediate Municipal Bond Fund ("North Carolina Intermediate Municipal Bond Fund"), Nations South Carolina Intermediate Municipal Bond Fund ("South Carolina Intermediate Municipal Bond Fund"), Nations Tennessee Intermediate Municipal Bond Fund ("Tennessee Intermediate Municipal Bond Fund"), Nations Texas Intermediate Municipal Bond Fund ("Texas Intermediate Municipal Bond Fund"), Nations Virginia Intermediate Municipal Bond Fund ("Virginia Intermediate Municipal Bond Fund"), Nations Florida Municipal Bond Fund ("Florida Municipal Bond Fund"), Nations Georgia Municipal Bond Fund ("Georgia Municipal Bond Fund"), Nations Maryland Municipal Bond Fund ("Maryland Municipal Bond Fund"), Nations North Carolina Municipal Bond Fund ("North Carolina Municipal Bond Fund"), Nations South Carolina Municipal Bond Fund ("South Carolina Municipal Bond Fund"), Nations Tennessee Municipal Bond Fund ("Tennessee Municipal Bond Fund"), Nations Texas Municipal Bond Fund ("Texas Municipal Bond Fund"), and Nations Virginia Municipal Bond Fund ("Virginia Municipal Bond Fund"). The Florida Intermediate Municipal Bond Fund, Georgia Intermediate Municipal Bond Fund, Maryland Intermediate Municipal Bond Fund, North Carolina Intermediate Municipal Bond

Fund, South Carolina Intermediate Municipal Bond Fund, Tennessee Intermediate Municipal Bond Fund, Texas Intermediate Municipal Bond Fund and Virginia Intermediate Municipal Bond Fund are sometimes collectively referred to herein as the "State Intermediate Municipal Bond Funds". The Florida Municipal Bond Fund, Georgia Municipal Bond Fund, Maryland Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, Tennessee Municipal Bond Fund, Texas Municipal Bond Fund and Virginia Municipal Bond Fund are sometimes collectively referred to herein as the "State Municipal Bond Funds".

      The NFI Money Market Funds and the NFT Money Market Funds are collectively referred to herein as the "Money Market Funds". All other Funds of NFP, NFI and NFT are referred to as "Non-Money Market Funds".

      The Primary A and Primary B Shares are collectively referred to herein as "Primary Shares" and the Investor A, Investor B, Investor C, and Daily Shares are referred to as "Investor Shares." Prospectuses relating to these Funds may be obtained without charge by written request to Nations Funds, c/o Stephens, Inc., One NationsBank Plaza, 33rd Floor, Charlotte, NC 28255.
Investors also may call toll-free at (800) 321-7854.

      NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. Gartmore Global Partners ("Gartmore") is the investment sub-adviser to the International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations International Growth Fund. Boatmen's Capital Management, Inc. ("Boatmen's") is the investment sub-adviser to the U.S. Government Bond Fund. Brandes Investment Partners, L.P. ("Brandes") is the investment sub-adviser to the International Value Fund. Marsico Capital Management, LLC ("Marsico Capital") is investment sub-adviser to the Marsico Focused Equities Fund and Marsico Growth & Income Fund. TradeStreet Investment Associates, Inc. ("TradeStreet") is the investment sub-adviser to all other Funds. As used herein the term "Adviser" shall mean NBAI, TradeStreet, Gartmore, Boatmen's, Brandes and/or Marsico Capital as the context may require.

      This SAI is intended to furnish prospective investors with additional information concerning the Companies and the Funds. Some of the information required to be in this SAI is also included in the Funds' current Prospectuses, and, in order to avoid repetition, reference will be made to sections of the Prospectuses. Additionally, the Prospectuses and this SAI omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectuses and this SAI, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. No investment in Primary Shares or Investor Shares should be made without first reading the related Prospectuses.



                       FUND TRANSACTIONS AND BROKERAGE
                       -------------------------------

GENERAL BROKERAGE POLICY

      Subject to policies established by the Board of Directors/Trustees of each Company, the Adviser is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of such Fund's securities transactions, and for the allocation of brokerage fees in connection with such transactions. The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. While the Adviser generally seeks reasonably competitive commission rates, a Fund does not necessarily pay the lowest commission or spread available. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

      In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      In placing orders for portfolio securities of a Fund, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions and the reasonableness of the spread or commission, if any.

      While the Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Adviser will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Adviser or its other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Fund. Services furnished by such brokers may be used by the Adviser in providing investment advisory and investment management services for the Companies.

      Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Directors/Trustees of the respective Company. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed. Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere.

      In certain instances there may be securities which are suitable for more than one Fund as well as for one or more of the other clients of the Adviser. Investment decisions for each Fund and for the Adviser's other clients are made with the goal of achieving their respective investment objectives. It may happen that a particular security is bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Companies believe that over time its ability to participate in volume transactions will produce superior executions for the Funds.

      The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions.

      The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interests.

      The Companies will not execute portfolio transactions through, or purchase or sell portfolio securities from or to the distributor, the Adviser, the administrator, or the co-administrator, or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by the SEC. In addition, the Companies will not give preference to correspondents of NationsBank N.A. ("NationsBank") or its affiliates with respect to such transactions or securities. (However, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with NationsBank or its affiliates, and to take into account the sale of Fund shares if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.) In addition, a Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the distributor, the Adviser, administrator, or the co-administrator, or any of their affiliates, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies which have similar investment objectives but are not subject to such limitations.

      Certain affiliates of NationsBank Corporation and its subsidiary banks may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds purchased by the Tax Exempt Fund, the Municipal Income Fund, the Short-Term Municipal Income Fund, the Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds (the "Tax-Free Bond Funds"). NationsBank or certain of its affiliates may serve as trustee, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of municipal securities. Under certain circumstances, the Tax-Free Bond Funds may purchase municipal securities from a member of an underwriting syndicate in which an affiliate of NationsBank is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the Investment Company Act of 1940 (the "1940 Act"), and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to such Rule.

      Under the 1940 Act, persons affiliated with a Company are prohibited from dealing with such Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Each of the Funds may purchase securities from underwriting syndicates of which NationsBank or any of its affiliates is a member under certain conditions, in accordance with the provisions of a rule adopted under the 1940 Act and any restrictions imposed by the Board of Governors of the Federal Reserve System.

      Investment decisions for each Fund are made independently from those for each Company's other investment portfolios, other investment companies, and accounts advised or managed by the Adviser. Such other investment portfolios, investment companies, and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company, or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each Fund and such other investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment portfolios, investment companies, or accounts in executing transactions.

                            BROKERAGE COMMISSIONS

-------------------------------------------------------------------------------
                       FISCAL YEAR ENDED  FISCAL YEAR ENDED   FISCAL YEAR ENDED
         FUND            MARCH 31,1998      MARCH 31,1997       MARCH 31,1996
-------------------------------------------------------------------------------
Managed SmallCap Index    [insert]         $   54,486.18            --
-------------------------------------------------------------------------------
Disciplined Equity        [insert]            288,643.86            --
-------------------------------------------------------------------------------
Equity Index              [insert]            115,828.91            --
-------------------------------------------------------------------------------
Emerging Growth           [insert]            554,981.41            --
-------------------------------------------------------------------------------
Capital Growth Fund       [insert]          1,584,909.43            --
-------------------------------------------------------------------------------
Managed Index             [insert]             24,684.19            --
-------------------------------------------------------------------------------
Value                     [insert]          1,784,504.83            --
-------------------------------------------------------------------------------
Balanced Assets           [insert]          1,965,293.04            --
-------------------------------------------------------------------------------
Nations Emerging Markets  [insert]            207,518.87          192,107.00
-------------------------------------------------------------------------------
Nations Pacific Growth    [insert]            932,004.34          638,176.00
-------------------------------------------------------------------------------
Equity Income             [insert]          1,083,187.32          578,343.00
-------------------------------------------------------------------------------
International Equity      [insert]          1,738,165.19        1,251,696.00
-------------------------------------------------------------------------------


      During the fiscal periods ended [MARCH 31, 1998], 1997 and 1996, the Trust and its Funds did not pay brokerage commissions to [NATIONSBANC INVESTMENTS, INC.,] NationsBanc Securities, Inc., NationsBanc Capital Markets, Inc., or Stephens.

      [DURING THE FISCAL PERIOD ENDED MARCH 31, 1998, ...]During the fiscal period ended March 31, 1996, NFP did not pay brokerage commissions to Stephens, NationsBanc Securities, Inc., NationsBanc Capital Markets, Inc., or Dean Witter. As of the fiscal period ended March 31,1996, Emerging Markets Fund and Global Government Fund did not hold any securities of NFP's regular brokers or dealers, and Pacific Growth Fund held $1,437,877 in securities issued by Development Bank of Singapore.

      During the fiscal years ended [MARCH 31, 1998], 1997 and 1996, NFI did not pay brokerage commissions to [NATIONSBANC INVESTMENTS, INC.,] NationsBanc Securities, Inc., NationsBanc Capital Markets, Inc., Nations Securities or Stephens.

      No other Funds of NFP, NFI or NFT paid brokerage fees during the fiscal years ended[MARCH 31, 1998], 1997 and 1996.

      SECTION 28(E) STANDARDS

      Under Section 28(e) of the Securities Exchange Act of 1934, the Adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ...viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

      Broker/dealers utilized by the Adviser may furnish statistical, research and other information or services which are deemed by the Adviser to be beneficial to the Funds' investment programs. Research services received from brokers supplement the Adviser's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Company's Directors/Trustees with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

      The outside research assistance is useful to the Adviser since the brokers utilized by the Adviser as a group tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, this research provides the Adviser with a diverse perspective on financial markets. Research services which are provided to the Adviser by brokers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker providing such services. In other cases, the research services may be obtainable from alternative sources in return for cash payments. The Adviser is of the opinion that because the broker research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have purchased any such research services had such services not been provided by brokers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the Adviser with clients other than the Funds. Similarly, any research services received by the Adviser through the placement of fund transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Funds. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Companies by improving the quality of the Adviser's investment advice. The advisory fees paid by the Companies are not reduced because the Adviser receives such services.

      Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Funds.

                  ADDITIONAL INFORMATION ON FUND INVESTMENTS
                  ------------------------------------------

GENERAL

      Information concerning each Fund's investment objective is set forth in each of the Prospectuses under the headings "About the Funds--Objectives." There can be no assurance that the Funds will achieve their objectives. The principal features of the Funds' investment programs and the primary risks associated with those investment programs are discussed in the Prospectuses under the heading "About the Funds--How Objectives Are Pursued" and "Appendix A--Portfolio Securities." The securities in which the Money Market Funds invest may not yield as high a level of current income as longer term or lower grade securities, which generally have less liquidity and greater fluctuation in value. The values of the securities in which the Funds invest fluctuate based upon interest rates, foreign currency rates, the financial stability of the issuer and market factors.

ADDITIONAL INVESTMENT LIMITATIONS

      The most significant investment restrictions applicable to the Funds' investment programs are set forth in the Prospectuses under the heading "How Objectives Are Pursued - Investment Limitations." Additionally, as a matter of fundamental policy which may not be changed without a majority vote of a Fund's shareholders (as that term is defined under the heading "Investment Advisory, Administration, Custody, Transfer Agency, Shareholder Servicing and Distribution Agreements -- "The Company and Its Common Stock" in this SAI) each Fund (except with respect to certain Funds whose restrictions are enumerated separately) will not:

1. Borrow money or issue senior securities as defined in the 1940 Act except that (a) a Fund may borrow money from banks for temporary purposes in amounts up to one-third of the value of such Fund's total assets at the time of borrowing, provided that borrowings in excess of 5% of the value of such Fund's total assets will be repaid prior to the purchase of additional portfolio securities by such Fund, (b) a Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities, which commitments may be considered the issuance of senior securities, and (c) a Fund may issue multiple classes of shares in accordance with SEC regulations or exemptions under the 1940 Act. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities. Each Fund may enter into reverse repurchase agreements or dollar roll transactions. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities. Each Fund will maintain asset coverage of 300% or maintain a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its borrowing.

2. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box.) For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.

3. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting. This restriction shall not limit a Fund's ability to invest in securities issued by other registered investment companies.

4. Invest in real estate or real estate limited partnership interests. (A Fund may, however, purchase and sell securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein.) This restriction does not apply to real estate limited partnerships listed on a national stock exchange (E.G., the New York Stock Exchange).

5. Purchase or sell commodity contracts except that each Fund may, to the extent appropriate under its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts in accordance with its investment policies.

      As a matter of fundamental policy, U.S. Government Bond and Small Company Growth Fund may not:

1. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate and except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

2. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective(s), policies and limitations may be deemed to be underwriting and except to the extent that it may be deemed an underwriter in connection with the disposition of the Fund's portfolio securities.

4. Borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the Fund maintains asset coverage of 300% for all borrowings.

5. Issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur and except for shares of the separate classes or series of the Fund provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for the purposes of this restriction.

6. Purchase or sell commodity contracts (except to the extent permitted by the Fund's investment objectives and policies).

7. Make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective(s) and policies and may lend portfolio securities.

8.    Purchase securities of companies for the purpose of exercising control.

9. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalists or certificates of deposit for any such securities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company; except that up to 25% of the value of a Fund's total assets may be invested without regard to the foregoing limitations.
      For purposes of this limitation, (a) a security is considered to be issued by the entity (or entities) whose assets and revenues back the security, and (b) a guarantee of a security shall not be deemed to be a security issued by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

10. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued (as defined with respect to fundamental policy No. 9 above) or guaranteed by the United States, any territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

      As a matter of fundamental policy, the International Value Fund may not:

1. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interest in real estate.

2. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

3. Act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

4. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Fund's investment practices described in this SAI or in the Prospectuses are not deemed to be pledged for purposes of this limitation.

5. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

6.     Purchase securities of companies for the purpose of exercising control.

7. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if, immediately after such purchase, (a) with respect to the Fund, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or (b) more than 10% of the issuer's outstanding voting securities would be owned by the Fund; except that up to 25% of the value of the Fund's total assets may be invested without regard to the foregoing limitations. For purposes of this limitation, with respect to the Fund, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

8. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and (ii) repurchase agreements secured by the instruments described in clause (i);
      (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

9. Write or sell put options, call options, straddles, spreads or any combination thereof, except for transactions in options on securities, securities indices, futures contracts, options on futures contracts, financial instruments, currencies, forward currency exchange contracts and swaps, floors and caps.

10. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund's transactions in futures contracts, currencies and related options, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

11. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options; and the Fund may enter into foreign currency contracts and related options to the extent permitted by its investment objective and polices.

      In addition, as a fundamental policy, the International Growth Fund may not:

1. Purchase securities of any issuer if immediately after such purchase the value of the Fund's investments in issuers conducting their principal business activity in any one industry would exceed 25% of the value of the Fund's total assets, provided that: (a) the gas, electric, water and telephone businesses will be considered separate industries; (b) the personal credit and business credit businesses will be considered separate industries; (c) wholly-owned finance companies will be considered to be in the industry of their parents if their activities are primarily related to financing the activity of their parents; (d) foreign governments will be considered separate industries; and (e) there is no limitation with respect to or arising out of investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or tax-exempt obligations of state and municipal governments and their agencies and authorities.

2. Make loans, except to the extent that the lending of portfolio securities and purchases of debt obligations in accordance with the Fund's investment objective(s) and policies and the entry into repurchase agreements with banks, brokers, dealers and other financial institutions may be deemed to be loans.

3. Purchase or sell real estate (except securities secured by real estate or interests therein, securities issued by real estate investment trusts and securities of companies that deal in real estate or mortgages), commodities or commodity contracts relating to physical commodities or oil and gas interests (although the Fund may invest in companies that own or invest in such interests) except that the Fund may invest up to 10% of its net assets in gold bullion, or invest in companies for the purpose of exercising control or management. The Funds reserve freedom of action to hold and to sell real estate acquired as a result of the Funds' ownership of securities.

4. Purchase the securities of any issuer other than the U.S. Government, its agencies or instrumentalities, if immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in any one issuer except that: (a) up to 25% of the value of its total assets may be invested without regard to such 5% limitation and
      (b) such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. Government, its agencies or instrumentalities. For purposes of this restriction, a guaranty of an instrument will be considered a separate security (subject to certain exclusions allowed under the 1940 Act).

5. Issue senior securities, except: (a) as appropriate to evidence indebtedness that it is permitted to incur and (b) for Shares of the separate classes or series of the Funds, provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for the purpose of this restriction.

      In addition, certain non-fundamental investment restrictions are also applicable to various investment portfolios (except the U.S. Government Bond Fund and Small Company Growth Fund, whose non-fundamental restrictions are enumerated below), including the following:

1. The Companies will not purchase or retain the securities of any issuer if the officers, or directors of the Company, its advisers, or managers owning beneficially more than one half of one percent of the securities of each issuer together own beneficially more than five percent of such securities.

2. No Fund of the Companies will purchase securities of unseasoned issuers, including their predecessors, that have been in operation for less than three years, if by reason thereof the value of such Fund's investment in such classes of securities would exceed 5% of such Fund's total assets. For purposes of this limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets which have less than three years of continuous operation or relevant business experience.

3. No Fund will purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets except that: (a) this restriction shall not apply to standby commitments, (b) this restriction shall not apply to a Fund's transactions in futures contracts and related options, and (c) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

4. No Fund will invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of such Fund's assets, and no more than 2% of the value of the Fund's net assets may be invested in warrants that are not listed on the New York or American Stock Exchange (for purposes of this undertaking, warrants acquired by a Fund in units or attached to securities will be deemed to have no value).

5. Each of the Money Market Funds may not purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies, authorities or instrumentalities and repurchase agreements fully collateralized by such obligations) if, immediately after such purchase, more than 5% of the value of the Fund's assets would be invested in the securities of such issuer. Notwithstanding the foregoing, up to 25% of each Fund's total assets may be invested for a period of three business days in the first tier securities of a single issuer without regard to such 5% limitation.

6. No Fund of the Companies will purchase securities of companies for the purpose of exercising control.

7. No Money Market Fund of the Companies will invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements, time deposits and GICs with maturities in excess of seven days, illiquid restricted securities, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include securities which may be resold under Rule 144A and Section 4(2) of the Securities Act of 1933 that the Board of Directors, or its delegate, determines to be liquid, based upon the trading markets for the specific security.

8. No Non-Money Market Fund of the Companies will invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements, time deposits and GICs with maturities in excess of seven days, illiquid restricted securities, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include securities which may be resold under Rule 144A and Section 4(2) of the Securities Act of 1933 that the Board of Directors, or its delegate, determines to be liquid, based upon the trading markets for the specific security.

9. No Fund of the Companies will mortgage, pledge or hypothecate any assets except to secure permitted borrowings and then only in an amount up to one-third of the value of the Fund's total assets at the time of borrowing. For purposes of this limitation, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not considered to be a mortgage, pledge or hypothecation of assets.

10. No Fund of the Companies will invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

11. No Fund of the Companies will purchase oil, gas or mineral leases or other interests (a Fund may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

      As a matter of non-fundamental policy, U.S. Government Bond and Small Company Growth Fund may not:

(a) Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

(b) Lend its securities if collateral values are not continuously maintained at no less than 100% by marked to market daily.

(c) Purchase any security while borrowings in excess of 5% of net assets are outstanding.

(d) Purchase, write or sell options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts.

(e) Invest in oil, gas or mineral exploration or development programs, or related leases.

(f) Invest more than 5% of its net assets in warrants, valued at lower of cost or market. In addition, the Company on behalf of each Fund, will not invest more than 2% of its net assets in warrants not listed on the New York or American Stock Exchanges.

      As a matter of non-fundamental policy, U.S. Government Bond Fund may not:

(g) Purchase securities of unseasoned issuers, which, including predecessors, at the time of purchase, have been in operation for less than three years, if the value of the Fund's aggregate investment in such securities will exceed 5% of its total assets.

(h) Purchase equity securities of issuers that are not readily marketable if the value of a Fund's aggregate investment in such securities will exceed 5% of its total assets.

(i) Purchase or sell real estate, or real estate limited partnership interests.

      For purposes of the foregoing fundamental and non-fundamental limitations, any limitation that involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings on behalf of, the Funds.

      Pursuant to one of the Companies' fundamental investment restrictions (see "How Objectives are Pursued" "Investment Limitations" in the Companies' Prospectuses), the Companies do not have authority to purchase any securities which would cause more than 25% of the value of any Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that, there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and further provided that with respect to the Money Market Funds only, there is no limitation with respect to investments in obligations by banks. The position of the staff of the SEC is that the exclusion with respect to banks may only be applied to domestic banks. For this purpose, the staff also takes the position that United States branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks." The Companies currently intend to consider only obligations of "domestic banks" to be within the exclusion with respect to banks. For this purpose, "domestic banks" will be construed by the Companies to include: (a) United States branches of foreign banks, to the extent they are subject to the same regulation as United States banks; and (b) foreign branches of domestic banks with respect to which the domestic bank would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason.

      For purposes of the foregoing limitations, any limitation that involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings on behalf of, a Fund.

      In order to permit the sale of shares of the Companies in certain states, each Company may make commitments more restrictive than the investment policies and limitations described above and in the Prospectuses. Should such Company determine that any such commitment is no longer in its best interest, it will revoke the commitment by terminating sales of its shares to investors residing in the state involved.

ASSET-BACKED SECURITIES

      IN GENERAL. Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.

      The life of an asset-backed security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates, and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

      MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.

      Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

      The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by GNMA, FNMA and FHLMC. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.

      The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

      The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly, which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

      Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S.
Government.

      Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

      Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

      The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

      Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations.

      A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

      The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity and duration of the Funds.

      NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

      Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

      The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the Asset-backed Securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the Asset-backed Securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Asset-backed Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related Asset-backed Securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other Asset-backed Securities, credit card receivables are unsecured obligations of the card holder.

      The development of non-mortgage-backed securities is at an early stage compared to mortgage-backed securities. While the market for Asset-backed Securities is becoming increasingly liquid, the market for mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities is not as well developed. As stated above, the Adviser, as adviser to each Fund, intends to limit its purchases of mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities to securities that are readily marketable at the time of purchase.

COMMERCIAL INSTRUMENTS

      Commercial Instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or issued in the U.S. by foreign corporations and foreign commercial banks. The Nations Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two Nationally Rated Statistical Rating Organizations ("NRSROs"), are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by Nations Fund, Inc.'s Board of Directors on the advice of the Adviser.

      Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Funds as previously described.

      Variable-rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. While some of these notes are not rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Adviser that similar criteria to that set forth above with respect to the issuers of commercial paper purchasable by the Nations Prime Fund are met. Variable-rate instruments acquired by a Fund will be rated at a level consistent with such Fund's investment objective and policies of high quality as determined by a major rating agency or, if not rated, will be of comparable quality as determined by the Adviser.

      Variable- and floating-rate instruments are unsecured instruments that permit the indebtedness thereunder to vary. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, a Fund may, from time to time as specified in the instrument, demand payment of the principal or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of an instrument if the issuer defaulted on its payment obligation or during periods when a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss. A Fund may invest in variable and floating rate instruments only when the Adviser deems the investment to involve minimal credit risk. If such instruments are not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of such instruments and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period specified in the instrument.

      The Nations Prime Fund also may purchase short-term participation interests in loans extended by banks to companies, provided that both such banks and such companies meet the quality standards set forth above.

COMBINED TRANSACTIONS

      Certain Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple forward foreign currency exchange contracts and any combination of futures, options and forward foreign currency exchange contracts ("component" transactions), instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of a Fund to do so and where underlying hedging strategies are permitted by a Fund's investment policies. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions. (See above for the risk characteristics of certain transactions.)

CONVERTIBLE SECURITIES

      The Small Company Growth Fund may invest in convertible securities, such as bonds, notes, debentures, preferred stocks and other securities that may be converted into common stock. All convertible securities purchased by the Fund will be rated in the top two categories by an Nationally Recognized Statistical Rating Organization ("NRSRO") or, if unrated, determined by the Adviser to be of comparable quality. Investments in convertible securities can provide income through interest and dividend payments, as well as, an opportunity for capital appreciation by virtue of their conversion or exchange features.

      The convertible securities in which the Funds may invest include fixed-income and zero coupon debt securities, and preferred stock that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities, generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      As debt securities, convertible securities are investments which provide for a stream of income or, in the case of zero coupon securities, accretion of income with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion exchange features. Convertible securities generally are subordinated to other similar debt securities but not to non-convertible securities of the same issuer. Convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation because increases (or decreases) in the market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks because they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

CORPORATE DEBT SECURITIES

      Certain Funds may invest in corporate debt securities of domestic issuers of all types and maturities, such as bonds, debentures, notes and commercial paper. Corporate debt securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participation based on revenue, sales or profit, or the purchase of common stock or warrants in a unit transaction (where corporate debt obligations and common stock are offered as a unit). Each Fund may also invest in corporate debt securities of foreign issuers.

      The corporate debt securities in which the Funds will invest will be rated investment grade by at least one NRSRO (E.G., BBB or above by Standard & Poor's Corporation ("S&P") or Baa or above by Moody's Investors Services, Inc. ("Moody's")). Commercial paper purchased by the Funds will be rated in the top two categories by a NRSRO. Corporate debt securities that are not rated may be purchased by such Funds if they are determined by the Adviser to be of comparable quality under the direction of the Board of Directors of the Company. If the rating of any corporate debt security held by a Fund falls below such ratings or if the Adviser determines that an unrated corporate debt security is no longer of comparable quality, then such security shall be disposed of in an orderly manner as quickly as possible. A description of these ratings is attached as an Appendix to this Statement of Additional Information.

CUSTODIAL RECEIPTS

      Certain Funds may also acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" and "Certificates of Accrual on Treasury Securities." Although custodial receipts are not considered U.S. Government securities, they are indirectly issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Custodial receipts will be treated as illiquid securities.

CURRENCY SWAPS

      The International Growth Fund also may enter into currency swaps for hedging purposes and to seek to increase total return. In as much as swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, the Fund and the Adviser believe that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each currency swap will be accrued on a daily basis and an amount of cash or liquid high grade debt securities (i.e., securities rated in one of the top three ratings categories by an NRSRO, or, if unrated, deemed by the Adviser to be of comparable credit quality) having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser.

DELAYED DELIVERY TRANSACTIONS

      In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous.

DOLLAR ROLL TRANSACTIONS

      Certain Funds may enter into "dollar roll" transactions, which consist of the sale by a Fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date. Dollar roll transactions consist of the sale by a fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

      The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

EQUITY SWAP CONTRACTS

      The counterparty to an Equity Swap Contract will typically be a bank, investment banking firm or broker/dealer. For example, the counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the Equity Swap Contract would have increased in value had it been invested in the stocks comprising the S&P 500 Index in proportion to the composition of the Index, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest (typically the London Inter Bank Offered Rate) on the notional amount of the Equity Swap Contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any Equity Swap Contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P 500 Index less the interest paid by the Fund on the notional amount. A Fund will only enter into Equity Swap Contracts on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. Payments under the Equity Swap Contracts may be made at the conclusion of the contract or periodically during its term.

      If there is a default by the counterparty to an Equity Swap Contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that Equity Swap Contract counterparties will be able to meet their obligations pursuant to Equity Swap Contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to Equity Swap Contracts. A Fund will closely monitor the credit of Equity Swap Contract counterparties in order to minimize this risk.

      Certain Funds may from time to time enter into the opposite side of Equity Swap Contracts (i.e., where a Fund is obligated to pay the increase (net of interest) or receive the decrease (plus interest) on the contract to reduce the amount of the Fund's equity market exposure consistent with the Fund's objective. These positions are sometimes referred to as Reverse Equity Swap Contracts.

      Equity Swap Contracts will not be used to leverage a Fund. A Fund will not enter into any Equity Swap Contract or Reverse Equity Swap Contract unless, at the time of entering into such transaction, the unsecured senior debt of the counterparty is rated at least A by Moody's or S&P. Since the SEC considers Equity Swap Contracts and Reverse Equity Swap Contracts to be illiquid securities, a Fund will not invest in Equity Swap Contracts or Reverse Equity Swap Contracts if the total value of such investments together with that of all other illiquid securities which a Fund owns would exceed 15% of the Fund's total assets.

       The Adviser does not believe that a Fund's obligations under Equity Swap Contracts or Reverse Equity Swap Contracts are senior securities and, accordingly, the Fund will not treat them as being subject to its borrowing restrictions. However, the net amount of the excess, if any, of a Fund's obligations over its respective entitlements with respect to each Equity Swap Contract and each Reverse Equity Swap Contract will be accrued on a daily basis and an amount of cash, U.S. Government securities or other liquid high quality debt securities having an aggregate market value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian.

FOREIGN CURRENCY TRANSACTIONS

      As described in the Prospectuses, certain Funds may invest in foreign currency transactions. Foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Fund may also purchase and sell foreign currency futures contracts and related options (see "Purchase and Sale of Currency Futures Contracts and Related Options"). A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

      Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. A Fund will direct its custodian to segregate high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when the Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency, or when the Adviser believes that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge").

      A Fund may, however, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the fund securities are denominated (a "cross-hedge").

      Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and date it matures.

      The Fund's custodian will segregate cash, U.S. Government securities or other high-quality debt securities having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated securities will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating all or part of such securities, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

      The Funds are dollar-denominated mutual funds and therefore consideration is given to hedging part or all of the portfolio back to U.S. dollars from international currencies. All decisions to hedge are based upon an analysis of the relative value of the U.S. dollar on an international purchasing power parity basis (purchasing power parity is a method for determining the relative purchasing power of different currencies by comparing the amount of each currency required to purchase a typical bundle of goods and services to domestic markets) and an estimation of short-term interest rate differentials (which affect both the direction of currency movements and also the cost of hedging).

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

      FUTURES CONTRACTS IN GENERAL. A futures contract is an agreement between two parties for the future delivery of fixed income securities or equity securities or for the payment or acceptance of a cash settlement in the case of futures contracts on an index of fixed income or equity securities. A "sale" of a futures contract means the contractual obligation to deliver the securities at a specified price on a specified date, or to make the cash settlement called for by the contract. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a brokerage firm, known as a futures commission merchant, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Presently, futures contracts are based on such debt securities as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills, bank certificates of deposit, and on indices of municipal, corporate and government bonds.

      While futures contracts based on securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. A Fund will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, a Fund must provide cash or money market securities as a deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and a Fund that engages in futures transactions may receive or be required to pay "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to a futures contract based on securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

      Futures contracts on indices of securities are settled through the making and acceptance of cash settlements based on changes in value of the underlying rate or index between the time the contract is entered into and the time it is liquidated.

      FUTURES CONTRACTS ON FIXED INCOME SECURITIES AND RELATED INDICES. As noted in their respective Prospectuses, certain Funds may enter into transactions in futures contracts for the purpose of hedging a relevant portion of their portfolios. A Fund may enter into transactions in futures contracts that are based on U.S. Government obligations, including any index of government obligations that may be available for trading. Such transactions will be entered into where movements in the value of the securities or index underlying a futures contract can be expected to correlate closely with movements in the value of securities held in a Fund. For example, a Fund may sell futures contracts in anticipation of a general rise in the level of interest rates, which would result in a decline in the value of its fixed income securities. If the expected rise in interest rates occurs, the Fund may realize gains on its futures position, which should offset all or part of the decline in value of fixed income fund securities. A Fund could protect against such decline by selling fixed income securities, but such a strategy would involve higher transaction costs than the sale of futures contracts and, if interest rates again declined, the Fund would be unable to take advantage of the resulting market advance without purchases of additional securities.

      The purpose of the purchase or sale of a futures contract on government securities and indices of government securities, in the case of the above-referenced Funds, which hold or intend to acquire long-term debt securities, is to protect a Fund from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if long-term bonds are held by a Fund, and interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds held by the Fund. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. When a Fund is not fully invested and a decline in interest rates is anticipated, which would increase the cost of fixed income securities that the Fund intends to acquire, it may purchase futures contracts. In the event that the projected decline in interest rates occurs, the increased cost of the securities acquired by the Fund should be offset, in whole or part, by gains on the futures contracts by entering into offsetting transactions on the contract market on which the initial purchase was effected. In a substantial majority of transactions involving futures contracts on fixed income securities, a Fund will purchase the securities upon termination of the long futures positions, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

      Similarly, when it is expected that interest rates may decline, futures contracts on fixed income securities and indices of government securities may be purchased for the purpose of hedging against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of such futures contracts should be similar to that of long-term bonds, a Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds in the cash market. Similar results could be accomplished by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of these futures contracts as an investment technique allows a Fund to act in anticipation of such an interest rate decline without having to sell its portfolio securities. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained by a Fund will consist of cash, cash equivalents or high quality debt securities of the Fund in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial deposit and variation margin payments made by the Fund with respect to such futures contracts.

      STOCK INDEX FUTURES CONTRACTS. As described in the Prospectuses, certain Funds may sell stock index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of securities to be sold. Conversely, a Fund may purchase stock index futures contracts in order to protect against anticipated increases in the cost of securities to be acquired.

      In addition, a Fund may utilize stock index futures contracts in anticipation of changes in the composition of its portfolio. For example, in the event that a Fund expects to narrow the range of industry groups represented in its portfolio, it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. As such securities are acquired, a Fund's futures positions would be closed out. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

      OPTIONS ON FUTURES CONTRACTS. As described in the Prospectuses, an option on a futures contract gives the purchaser (the "holder") the right, but not the obligation, to purchase a position in the underlying futures contract (i.e., a purchase of such futures contract) in the case of an option to purchase (a "call" option), or a "short" position in the underlying futures contract (i.e., a sale of such futures contract) in the case of an option to sell (a "put" option), at a fixed price (the "strike price") up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchase of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. Upon exercise of the option by the holder, the exchange clearing corporation establishes a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      OPTIONS ON FUTURES CONTRACTS ON FIXED INCOME SECURITIES AND RELATED INDICES. As described in the Prospectuses, certain Funds may purchase put options on futures contracts in which such Funds are permitted to invest for the purpose of hedging a relevant portion of their portfolios against an anticipated decline in the values of portfolio securities resulting from increases in interest rates, and may purchase call options on such futures contracts as a hedge against an interest rate decline when they are not fully invested. A Fund would write options on these futures contracts primarily for the purpose of terminating existing positions.

      OPTIONS ON STOCK INDEX FUTURES CONTRACTS, OPTIONS ON STOCK INDICES AND OPTIONS ON EQUITY SECURITIES. As described in the Prospectuses, certain Funds may purchase put options on stock index futures contracts, stock indices or equity securities for the purpose of hedging the relevant portion of their portfolio securities against an anticipated market-wide decline or against declines in the values of individual portfolio securities, and they may purchase call options on such futures contracts as a hedge against a market advance when they are not fully invested. A Fund would write options on such futures contracts primarily for the purpose of terminating existing positions. In general, options on stock indices will be employed in lieu of options on stock index futures contracts only where they present an opportunity to hedge at lower cost. With respect to options on equity securities, a Fund may, under certain circumstances, purchase a combination of call options on such securities and U.S. Treasury bills. The Adviser believes that such a combination may more closely parallel movements in the value of the security underlying the call option than would the option itself.

      Further, while a Fund generally would not write options on individual portfolio securities, it may do so under limited circumstances known as "targeted sales" and "targeted buys," which involve the writing of call or put options in an attempt to purchase or sell portfolio securities at specific desired prices. A Fund would receive a fee, or a "premium," for the writing of the option. For example, where the Fund seeks to sell portfolio securities at a "targeted" price, it may write a call option at that price. In the event that the market rises above the exercise price, it would receive its "targeted" price, upon the exercise of the option, as well as the premium income. Also, where it seeks to buy portfolio securities at a "targeted" price, it may write a put option at that price for which it will receive the premium income. In the event that the market declines below the exercise price, a Fund would pay its "targeted" price upon the exercise of the option. In the event that the market does not move in the direction or to the extent anticipated, however, the targeted sale or buy might not be successful and a Fund could sustain a loss on the transaction that may not be offset by the premium received. In addition, a Fund may be required to forego the benefit of an intervening increase or decline in value of the underlying security.

      OPTIONS AND FUTURES STRATEGIES. The Adviser may seek to increase the current return of the Fund by writing covered call or put options. In addition, through the writing and purchase of options and the purchase and sale of U.S. and certain foreign stock index futures contracts, interest rate futures contracts, foreign currency futures contracts and related options on such futures contracts, the Adviser may at times seek to hedge against a decline in the value of securities included in the Fund or an increase in the price of securities that it plans to purchase for the Fund. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return. A Fund's investment in foreign stock index futures contracts and foreign interest rate futures contracts, and related options on such futures contracts, are limited to only those contracts and related options that have been approved by the CFTC for investment by U.S. investors. Additionally, with respect to a Fund's investment in foreign options, unless such options are specifically authorized for investment by order of the CFTC or meet the definition of trade options as set forth in CFTC Rule 32.4, a Fund will not make these investments.

      The ability of a Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices, foreign government securities and foreign currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes stated below. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. Although a Fund will only engage in options and futures transactions for limited purposes, these activities will involve certain risks which are described below under "Risk Factors Associated with Futures and Options Transactions." A Fund will not engage in options and futures transactions leveraging purposes.

      WRITING COVERED OPTIONS ON SECURITIES. A Fund may write covered call options and covered put options on securities in which it is permitted to invest from time to time as the Adviser determines is appropriate in seeking to attain its objective. Call options written by a Fund give the holder the right to buy the underlying securities from a Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

      A Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will maintain in a separate account cash or short-term U.S. Government securities with a value equal to or greater than the exercise price of the underlying securities. A Fund may also write combinations of covered puts and calls on the same underlying security.

      A Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

      A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

      PURCHASING PUT AND CALL OPTIONS ON SECURITIES. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

      A Fund may also purchase call options to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

      PURCHASE AND SALE OF OPTIONS AND FUTURES ON STOCK INDICES. A Fund may purchase and sell options on non-U.S. stock indices and stock index futures as a hedge against movements in the equity markets.

      Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

      If the Adviser expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of a Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, a Fund might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in a Fund may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

      PURCHASE AND SALE OF INTEREST RATE FUTURES. A Fund may purchase and sell interest rate futures contracts on foreign government securities including, but not limited to, debt securities of the governments and central banks of France, Germany, Denmark and Japan for the purpose of hedging fixed income and interest sensitive securities against the adverse effects of anticipated movements in interest rates.

      A Fund may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by a Fund will fall, thus reducing the net asset value of the Fund. This interest rate risk can be reduced without employing futures as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs to a Fund in the form of dealer spreads and brokerage commissions.

      The sale of interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of a Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of a Fund's investments that are being hedged. While a Fund will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position which operates to terminate the position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

      OPTIONS ON STOCK INDEX FUTURES CONTRACTS AND INTEREST RATE FUTURES CONTRACTS. A Fund may purchase and write call and put options on non-U.S. stock index and interest rate futures contracts. A Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, a Fund may purchase put options or write call options on stock index futures, or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Fund intends to purchase.

      PURCHASE AND SALE OF CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, a Fund may buy or sell currency futures contracts and related options. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against an increase in the price of securities denominated in a particular currency a Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated currency rate changes, and all options on currency futures written by a Fund will be covered.

      A currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a special price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

      The Fund will write (sell) only covered put and call options on currency futures. This means that a Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. A Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on stock index futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by a Fund in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, a Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference. Alternatively, a Fund may cover the call option through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by a Fund. In the case of put options on currency futures written by the Fund, the Fund will hold the aggregate exercise price in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by a Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures by a Fund falls below 100% of the market value of the put options written by the Fund, a Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference.

      If other methods of providing appropriate cover are developed, a Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements. In connection with transactions in stock index options, stock index futures, interest rate futures, foreign currency futures and related options on such futures, a Fund will be required to deposit as "initial margin" an amount of cash or short-term government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

      LIMITATIONS ON PURCHASE OF OPTIONS. The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed 15% of a Fund's assets. The Adviser intends to limit a Fund's writing of over-the-counter options in accordance with the following procedure. Each Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which a Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula also may include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. A Fund will treat all or a part of the formula price as illiquid for purposes of the 15% test imposed by the SEC staff.

GUARANTEED INVESTMENT CONTRACTS

      Guaranteed Investment Contracts, investment contracts or funding agreements (each referred to as a "GIC") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC generally becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

      A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment.

      A Money Market Fund will acquire GlCs so that they, together with other instruments in such Fund's portfolio which are not readily marketable, will not exceed applicable limitations on such Fund's investments in illiquid securities. A Money Market Fund will restrict its investments in GlCs to those having a term of 397 days or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining under the next readjustment of the guaranteed interest rate.

ILLIQUID SECURITIES

      Certain of the Non-Money Market Funds may invest up to 15% of their net assets, and certain of the Money Market Funds may invest up to 10% of their net assets, in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. Certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists.

INSURED MUNICIPAL SECURITIES

      Certain of the Municipal Securities held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Securities at the time of its original issuance. In the event that the issuer defaults with respect to interest or principal payments, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

INTEREST RATE TRANSACTIONS

      Among the strategic transactions into which a Fund may enter are interest rate swaps and the purchase or sale of related caps and floors. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

      A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. In as much as these swaps, caps and floors are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the Investment Company Act of 1940 (the "1940 Act") and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's Corporation or Moody's Investors Service, Inc. or has an equivalent rating from a Nationally Recognized Statistical Rating Organization ("NRSRO") or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

      With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Fund's net obligation, if any.

LOWER RATED DEBT SECURITIES

      The yields on lower rated debt and comparable unrated fixed-income securities generally are higher than the yields available on higher-rated securities. However, investments in lower rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Lower rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in a Fund's portfolio, with a commensurate effect on the value of the Fund's shares. Therefore, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.

      The market prices of lower rated securities may fluctuate more than higher rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

      Since the risk of default is higher for lower rated securities, the Adviser will try to minimize the risks inherent in investing in lower rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.

      Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as may buyers. Each Fund's policies regarding lower rated debt securities is not fundamental and may be changed at any time without shareholder approval.

      While the market values of lower rated debt and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower rated debt securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower rated debt and comparable unrated securities may diminish a Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

      Fixed-income securities, including lower rated debt securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a Fund. If an issuer exercises these rights during periods of declining interest rates, a Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to a Fund.

      The market for certain lower rated debt and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

MUNICIPAL SECURITIES

      GENERALLY. The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

      Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

      Municipal securities may include variable- or floating- rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

      Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

      Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable.

      Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, the Funds' ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult.

      The Funds will not invest more than 5% of their total investment assets in lease obligations that contain "non-appropriation" clauses where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and
(6) the underlying leased equipment has elements of probability and/or use that enhance its marketability in the event foreclosure on the underlying equipment were ever required. The Funds have not imposed any percentage limitations with respect to their investment in lease obligations not subject to the "non-appropriation" risk. To the extent municipal leases are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

      In evaluating the credit quality of a municipal lease obligation and determining whether such lease obligation will be considered "liquid," the Adviser for each Fund will consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold;
(3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); and (5) the legal recourse in the event of failure to appropriate.

      Municipal securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein, which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income taxes.

      In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

      Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

      There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate, and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

      Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from regular Federal income tax or state income tax are rendered by counsel to the issuer or bond counsel at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of Municipal Securities or the bases for opinions relating to the validity of such issuance.

      The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands are a separate "issuer" as that term is used in the Prospectuses and this SAI. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

      Although the Municipal Income Fund and the State Municipal Bond Funds invest primarily in Municipal Securities with long-term maturities, the Intermediate Municipal Bond Fund and the State Intermediate Municipal Bond Funds invest primarily in Municipal Securities with intermediate-term maturities, they may also purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes, and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. The State Intermediate Municipal Bond Funds may also invest in long-term tax-exempt instruments.

      Certain types of Municipal Securities (private activity bonds) have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Private activity bonds are also issued for privately held or publicly owned corporations in the financing of commercial or industrial facilities. Most governments are authorized to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

      From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Securities. Moreover, with respect to Municipal Securities issued by Florida, Georgia, Maryland, North Carolina, South Carolina, Tennessee, Texas, or Virginia issuers, the Trust cannot predict which legislation, if any, may be proposed in the state legislatures or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities generally, or Florida, Georgia, Maryland, North Carolina, South Carolina, Tennessee, Texas, or Virginia Municipal Securities specifically, for investment by one of these Funds and the liquidity and value of such portfolios. In such an event, a Fund impacted would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

      The following information relating to the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds supplements information relevant to each of those Funds in the related Prospectuses.

      FLORIDA. Florida is the fourth most populous state with an estimated 1997 population of 14,700,000. By the year 2000, population will likely exceed 15.5 million. Population growth has historically been driven by retirement migration with local economies weighted heavily in tourism and agriculture. Over the past twenty years, retirement, agriculture and tourism have been complemented by high technology jobs, service sector jobs and international trade. In the meantime, the three traditional industries have taken on a global character. Trade and tourism have become international and this has fueled foreign retirement migration. The character and dynamism of Florida has changed considerably in recent decades and the state is considered a bellwether indicator for the health of national economic trends.

      The health of the national economy plays an important role in Florida's fiscal soundness and economic development. Today, as this country enters its eighth year of economic expansion, population growth in Florida exceeds 250,000 per year.

      The emergence of Florida as one of the most populous states in the United States has placed significant pressure on state and local government to provide infrastructure and municipal and urban services. During the 1980's growth was so rapid that a significant backlog of need emerged which, today, is still being filled. Across the state, construction of new highway systems, airport expansions, local school and university systems, hospitals and jails are being put in place. Much of this growth is being funded by bonded revenues secured by the expanding real property tax base. As of 1997, real property values exceed $724 billion. Residential property values account for over $400 billion in value. Despite the rapid population growth and resulting increases in improved residential properties, commercial and industrial valuations have also grown consistently. Today these values still account for 17 percent of Florida property values as they did a decade ago. There is now over $100 billion in real property value in commercial and industrial properties in Florida.

      One reason commercial and industrial values have increased is the strategic nature of the industries that have located and grown in the state. The Florida industrial base is concentrated in high technology industries such as electronics, medical equipment, laser optics, computer simulation and space travel. [As a result, while defense contract spending has declined nationally by over 20 percent from 1985-1994, Florida's value of defense contracts has increased 12 percent to nearly $6 billion over the same period.]

      With increasing demands for services and comparatively low taxes, Florida has experienced a rapid growth in the volume of bond debt. Because of rapid population growth however, per capita State debt remains well below the national average. In 1996, the outstanding state debt, among all states, was $1,690 per capita compared with $1,077 in Florida.

      The Growth Management Act of 1985 and the concurrency rule has affected Florida's economic growth and development in some regions of the state and could continue to impact the economy in the future. In addition, the location of new development will be more carefully scrutinized with respect to environmental sensitivity and natural resource limitations. Growth management legislation will affect all areas of the state with varying degrees of impact depending on the specific local conditions such as, existing infrastructure capacity, local environmental constraints, and limitations on natural resources such as potable water and habitat preservation. Having now experienced ten years subject to growth management rules, it appears that The Growth Management Act of 1985 has, on balance, been beneficial. Growth management has helped improve quality of life, ease infrastructure shortfalls and focused the State agenda on preserving quality of life through growth management regulation and other state funded environmental land preservation programs.

      At the regional level, local economies within Florida perform differently according to their urban or rural qualities and level of economic diversification. The spectrum of local economies spans dense urban centers such as Miami and Tampa to rural agricultural regions of citrus, cattle ranching and sugar cane production.

      Southeast Florida includes Miami, Fort Lauderdale, West Palm Beach and the Florida Keys. This area is highly urban and economically diverse. Tourism, retirement, high technology computer manufacturing, medical industries, international trade, winter vegetable crops and sugar cane production are the prominent features of this regional economy. The area accounts for just under one-third of the state's population. Hurricane Andrew struck South Dade County in fall, 1992. Some 80,000 homes were destroyed along with local businesses. Since the hurricane, approximately 80 to 90 percent of the homes have been restored. The restoration and rebuilding process is now essentially complete. Over the long term, the effects of the hurricane may speed the suburbanization of South Florida. Other factors helping to diminish agriculture locally include environmental preservation efforts in sugarcane lands, and the effect of foreign competition due to NAFTA on local winter fruit and vegetable growers. In 1996, Florida led the nation in housing starts. The demand for new single and multi-family homes should remain robust. Across the State, new construction and renovations to existing structures is fueling the construction industry. Naples, in southwest Florida, led the nation in the highest per capita number of building permits. Ongoing redevelopment in downtown Jacksonville and the new construction of public schools in the Orlando area, for instance, are worthy examples of infrastructure meeting the demands of increasing population.

      In Broward and Palm Beach Counties, in particular, growth management's concurrency requirements have played a significant role in limiting economic expansion as compared with other regions of the state because of the lack of infrastructure capacity. Community consensus based long range planning efforts recently have been undertaken in northern Palm Beach County. These efforts are a recognition of the pause in growth that has occurred and over time will help the area accommodate new development. More recently improved infrastructure and access in Southwest Broward has fueled development there.

      Southwest Florida has emerged as a strong growth market. Traditionally very retirement oriented, the region's economy has begun to diversify through increased employment opportunities and migration southward of citrus production. Increased employment opportunity has occurred due to the overall size of the market and improvements in infrastructure capacity. The improvement in transportation access also has helped tourism and as a result indirectly buoyed population growth rates by providing exposure and increased awareness of the region as a retirement destination among visitors. The State of Florida has begun building its tenth public university in Lee County, near the Fort Myers airport. The university will accommodate 10,000 students within a decade and provide opportunities for synergy between industry and education.

      Central Florida is a premier world-class resort/vacation destination. The presence of Disney World, studio theme parks and other tourist oriented recreational parks drives the Central Florida economy. While the total size of the market has grown rapidly, the economy is dependent on tourism and population growth. Locally, the tourism industry has been more stable and seen better growth over the past three decades than either the manufacturing or services section. Two additional local industry concentrations, the laser/optical research node and motion picture industries are helping to diversify the local economy. Universal Studios has began to expand its motion picture and theme park facilities. Disney World has also financed and begun construction of its fourth theme park covering 500 acres and adjacent residential and commercial developments. Strong growth in tourism and large land areas available for expansion suggest this region will lead the state in population growth through the end of the century.

International tourism has fueled the growth of an international retirement and second home market throughout Florida. Today, in the tourist areas of the market, one fifth of new homes built are sold to foreign retirees or vacation home owners. Places of origin include England, Germany, South America, and Puerto Rico. International retirement markets are also growing in Southwest and Southeast Florida. There were over 37 million visitors to the Orlando market in 1977.

      North Florida is rural in many areas. Jacksonville is the major city in North Florida. The local economy is dominated by the logging and paper industries, defense and retirement. The insurance industry also has a strong presence in Jacksonville. Growth in North Florida peaked in the mid-1980s, coinciding with the military defense buildup, prior to the full implementation of growth management legislation. As urbanization and living costs increase in the south and central parts of the state, population growth from national retirement migration sources are increasing.

      The Florida Panhandle is quite rural with reliance on tourism, defense and state government for employment opportunities. This areas of the state has the lowest per capita incomes and the smallest volume of population growth. With the uncertainty of state budget funding in recent years and continuing defense cutbacks, strong growth in this region of the state is not expected. Coastal counties, however, remain attractive to continued economic development and retirement migration because of the pristine beaches along the Gulf of Mexico.

      In general, pursuant to the Florida Constitution and certain statutory provisions, there are two basic types of obligations that may be issued in the State of Florida: general obligation bonds and revenue bonds.

      General obligation bonds are also known as full faith and credit bonds because their repayment is based on the general credit and taxing power of the borrowing government. The ad valorem tax is the most common source of revenue pledged for the repayment of general obligation bonds. Being tax-supported, general obligation bonds are typically used to finance the capital portion of tax supported general purpose governmental projects, with public buildings, roads, criminal justice facilities, and schools being the most common. Only units of local government with taxing power can levy and collect ad valorem taxes. The State of Florida has no ad valorem taxing power. General obligation bonds payable from ad valorem taxes and maturing more than twelve months (other than certain refunding bonds) after issuance may be issued to finance capital projects authorized by law and only if the issuance of such bonds is approved by the qualified electors.

      Revenue bonds are obligations of a unit of government payable solely from the revenues of a particular enterprise, such as a water and sewer system, or from the revenues derived from a particular facility or user, or from non-ad valorem revenues, such as the sales tax, or from other special funds authorized to be pledged as additional security. Revenue bonds may also be payable from non-specific revenues budgeted each year by the issuer. Unlike general obligation bonds, revenue bonds do not constitute a debt of the issuing unit or a pledge of its faith and credit, and they are not backed by the issuer's taxing power.

      A test was developed by the Florida Supreme Court for analyzing the constitutional ability of an issuer to issue revenue bonds where a significant portion of the proceeds would be used for private or non-governmental benefit. Generally, these types of securities are referred to as industrial revenue bonds or private activity bonds. Unless a particular use for the proceeds of a private activity bond has been constitutionally or legislatively sanctioned (such as multifamily and single family housing revenue bonds) or tested in the courts, a determination must be made that the project to be financed with the proceeds of the private activity bond will serve a paramount public purpose. The paramount public purpose doctrine is designed to protect public funds from being exploited in assisting or promoting private ventures when the public would be, at the most, only incidentally benefited. Generally, an issuer may pledge something less than all of its available non-ad valorem revenues without voter approval, subject to the parameters established by the Florida Supreme Court.

      The Florida courts have validated debt obligations commonly referred to as certificates of participation or "COPS." In a typical COPS transaction, the issuer leases either real or personal property from a special purpose corporation. The special purpose corporation assigns its rights to the lease payments to a corporate trustee who in turn issues certificates evidencing an undivided proportionate interest of the owners of such certificates to receive the lease payments. The lease payments made by the issuer may be derived from both ad valorem and non-ad valorem revenues of the issuer. Although ad valorem taxes can be used to make the lease payments, the Florida Supreme Court has held that a referendum is not required because the obligation to make lease payments is an annual obligation subject to renewal each year. If the issuing body elects not to renew its lease for the next succeeding year and therefore fails to appropriate the necessary moneys to make lease payments, the holders of the COPS would be limited to the remedies available under the lease. At least one Florida court has upheld the right of a governmental unit to not exercise the annual renewal option of its lease.

      When a mortgage, with a right of foreclosure, on real or personal property (owned by a unit of government) is given to secure a bond, the Florida courts have held that a pledge of such mortgage requires voter approval. In effect, ad valorem taxes are indirectly pledged because, as the Florida Supreme Court reasoned, the legislative body affected by such foreclosure might feel "morally compelled" to levy taxes to prevent the loss of assets through foreclosure. As a result, the majority of revenue bonds issued in the State of Florida are not additionally secured by a mortgage on the governmental property being financed. This prohibition is applicable even if the issuer has no taxing power.

      In Florida, the Division of Bond Finance has authority over the issuance of State bonds pledging the full faith and credit of the State and the issuance of revenue bonds payable solely from funds derived from sources other than State tax revenues or rents or fees paid from State tax revenues.

      Pursuant to the Florida Constitution, moneys sufficient to pay debt service on State bonds must be appropriated as the same become due. Furthermore, to the extent necessary, all State tax revenues, other than trust funds, must be available for such appropriation purposes.

      At the November 1994 general election, voters in the State approved an amendment to the Florida Constitution limiting the amount of taxes, fees, licenses and charges imposed by the State and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as the amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the State revenues allowed for the prior fiscal year. The revenues allowed for any fiscal year can be increased by a two-thirds vote of the State Legislature. The limit is effective starting with fiscal year 1995-1996. Any excess revenues generated will be deposited in the budget stabilization fund until it is fully funded and then refunded to taxpayers. Included among the categories of revenues which are exempt from the proposed revenue limitation, however, are revenues pledged to state bonds and charges for services imposed by local, regional or school district governing bodies.

      The total outstanding principal of State bonds pledging the full faith and credit of the State may not exceed fifty percent of the total tax revenues of the State for the two preceding fiscal years, excluding any tax revenues held in trust.

      State bonds pledging the full faith and credit of the State, except certain refunding bonds, generally may be issued only to finance or refinance the cost of State fixed capital outlay projects subject to approval by a vote of the electors. However, State bonds pledging the full faith and credit of the State may be issued without a referendum to finance the construction of air and water pollution control and abatement and solid waste disposal facilities to be operated by a political subdivision of the State or by an agency of the State.

      All forms of taxation other than ad valorem taxes are preempted to the State, except as provided by general law. The State is prohibited from collecting ad valorem taxes, which are taxes that are levied on real estate or tangible personal property.

      Revenue bonds may be issued by the State of Florida or its agencies without voter approval only to finance or refinance the cost of state capital projects payable solely from funds derived from sources other than state tax revenues or rents or fees paid from state tax revenues.

      Bonds issued pursuant to the State Bond Act must be validated in accordance with Florida Statutes. Once an issuer decides to finance a project with bonds issued pursuant to the State Bond Act, a bond validation proceeding is held in circuit court to determine whether the proposed bond issuance complies with Florida law. The court makes findings on the questions of whether the issuing body had the power to incur bonded debt and whether it exercised that power in accordance with the law. The court may not weigh the fiscal feasibility of the proposed bonds in the validation determination. The circuit court judgment is final on all matters, other than constitutional issues, raised at the validation hearing after time for appeal to the Supreme Court of Florida has elapsed. Refunding bonds and bonds issued to finance or refinance capital outlay projects for the system of public education are not required to be validated.

      The legislature has the power to confer on political subdivisions the power to issue bonds, notes and other forms of indebtedness, except as otherwise restricted by State and federal constitutional provisions, and such power is conferred on municipal corporations, cities, counties and a variety of other specially created districts and authorities. The bond validation process described above is also available to such units of local government. In most cases, bond validations are not statutorily mandated and many general obligation and revenue bond issues have not been validated.

      Generally, the Florida Constitution and Florida Statutes require that the budget of the State and that of the units of local government in the State be kept in balance from currently available revenues during each fiscal year. If revenues collected during a fiscal year are less than anticipated, expenditures must be reduced in order to comply with the balanced budget requirement.

      Florida Statutes provide for a statewide maximum bond interest rate which is flexible with the bond market and from which are exempted bonds rated in one of the three highest ratings by nationally recognized rating services. Nevertheless, upon request of a governmental unit, the State Board of Administration may authorize a rate of interest in excess of the maximum rate, provided relevant financial data and information relating to the sale of the bonds is submitted to the State Board.

      The Florida Sunshine Law, among other things, precludes public officials from meeting with respect to the issuance of bonds other than at duly noticed public meetings of the governmental entity. These provisions apply to all meetings of any board or commission of any State agency or authority, or of any county, municipal corporation, or political subdivision. No resolution, rule, or formal action is considered binding except as taken at such duly noticed public meetings.

      GEORGIA. [SECTION TO BE UPDATED BY STATE COUNSEL] The state government of Georgia has one of the lowest debt levels, per capita, of all states in the United States, which is reflective of the very conservative fiscal approach taken by elected state officials, even through the state has enjoyed a strong economy over the past few years. Typically, general obligation bonds of the state are issued pursuant to the powers granted under Article VII, Section IV of the Constitution of the State of Georgia (the "Georgia Constitution"), which provides that the bonds are the direct and general obligations of the state. The key language is provided under Article VII, Section IV, Paragraph VI of the Georgia Constitution which provides as follows:

            "The full faith, credit and taxing power of the state are hereby pledged to the payment of all public debt incurred under this article and all such debt and the interest on the debt shall be exempt from taxation (emphasis added). Such debt may be validated by judicial proceedings in the manner provided by law. Such validation shall be incontestable and conclusive."

      The Georgia Constitution further mandates that the General Assembly "shall raise by taxation and appropriate each fiscal year . . . such amounts as are necessary to pay debt service requirements in such fiscal year on all general obligation debt." The Georgia Constitution further provides for the establishment of a special trust fund which is designated the "State of Georgia General Obligation Debt Sinking Fund" which is used for the payment of annual debt service requirements on all general obligation debt.

      There are debt limitations provided under Article VII, Section IV, Paragraph II(b)-(e) of the Georgia Constitution which essentially provide that the cumulative annual debt service for both general obligation debt and guaranteed revenue debt shall not exceed 10% of the total revenue receipts, less refunds paid to the state treasury in the fiscal year immediately preceding the proposed issuance of any new debt. The Georgia Constitution prohibits state departments and agencies from circumventing the debt limitation provisions by not allowing such agencies to execute contracts which may be deemed to constitute a security for bonds or other public obligations. (See Article VII, Section IV, Paragraph IV of the Georgia Constitution.)

      The State of Georgia may incur: "Public debt to supply a temporary deficit in the state treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt shall not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the state treasury in the fiscal year immediately preceding the year in which such debt is incurred." (See Georgia Constitution, Article VII, Section IV, Paragraph I(b).) Since this provision of the Constitution was enacted, there has been no temporary debt incurred by the state.

      Virtually all debt obligations represented by bonds issued by the State of Georgia, counties or municipalities or other public subdivisions, and public authorities require validation by a judicial proceeding prior to the issuance of such obligation. The judicial validation makes these obligations incontestable and conclusive, as provided under the Georgia Constitution.

      The State of Georgia operates on a fiscal year beginning on July 1 and ending on June 30. Each year the State Economist, the Governor and the State Revenue Commissioner jointly prepare a revenue forecast upon which is based the state budget which is considered, amended and approved by the Georgia General Assembly. On June 30, 1996 the state had a revenue shortfall reserve fund of $313,385,534. Total net revenue collections for the fiscal year ended on June 30, 1996 were $11,166,835,592, which represented a 8.3890 increase over fiscal year 1995 collections of $10,303,573,061. Additionally, Georgia received $558,473,887 in revenue from the Georgia Lottery Corporation in fiscal year 1996; all lottery revenues are earmarked for educational expenditures.

      Georgia has a very bright economic future highlighted by a $3 billion stimulus to the economy which occurred by reason of Atlanta's hosting of the 1996 Summer Olympic Games. Manufacturing activity, particularly in the textile, apparel and carpet sectors, has increased dramatically as a result of increased home building. The real estate/construction industry is thriving and has emerged from a recession that had been caused by over-building of commercial office space and industrial parks in the late 1980s. In recent years, Georgia has enjoyed the economic stimulus caused by a number of major corporate relocations led by United Parcel Service of America, Inc. and Holiday Inn Worldwide. In 1996, Paragon Trade Brands, Inc., moved its headquarters to Atlanta from Seattle, Washington.

      On December 6, 1994, the United States Supreme Court reversed the Georgia Supreme Court's decision in Reich v. Collins, 263 Ga. 602 (1993) and held that Georgia resident federal retirees were entitled to refunds of pre-1989 taxes on federal retirement pension benefits. In response, the Governor signed H.B. 90 on February 1, 1995, permitting federal retirees who file timely claims to receive refunds for such taxes for tax years 1985-1988. Total potential liability is approximately $110,000,000 which is now being paid in four equal annual installments, the first of which occurred on October 15, 1995. The Reich case has now been dismissed.

      On August 2, 1995, a petition was filed in Dekalb County Superior Court (Civil Action File No. 95-10114-4) by the Lombard Corporation against Marcus Collins, Commissioner of the Georgia Department of Revenue, and Tom Scott, Tax Commissioner for Dekalb County. This petition attacked the constitutionality of the Georgia intangibles tax and sought a refund for previously paid intangibles taxes. During the 1996 Session of the Georgia General Assembly, the Georgia intangibles tax was legislatively repealed. On November 5, 1996, a constitutional amendment was approved by the voters of Georgia, which also repealed the intangibles tax, retroactively effective to January 1, 1996.

      There have been two other cases filed seeking refunds of the intangibles tax, Charles Pero v. T. Jerry Jackson, Civil Action No. E-47722, and Jack W. Shemaria v. T. Jerry Jackson, Civil Action No. 96-11005-4. Regardless of the outcome of these refund cases, the financial impact on the State of Georgia will be marginal since the intangibles taxes were paid to city and county governments and local boards of education, which historically received approximately $40 million per year in intangibles tax revenues.

      The above-referenced information is based on available public documents and oral representations made by officials at the state Attorney General's Office, Georgia Department of Revenue, and participants in the pending cases, as well as representations made as "Significant Contingent Liabilities" provided in the Official Statement dated April 1, 1997 for the issuance of $307,195,000 General Obligation Bonds (1997-A) by the State of Georgia.

      MARYLAND. [SECTION TO BE UPDATED BY STATE COUNSEL] The public indebtedness of the State of Maryland and its instrumentalities is divided into four basic categories. The State issues general obligation bonds, to the payment of which the State ad valorem property tax is exclusively pledged, for capital improvements and for various State-sponsored projects. The Maryland Department of Transportation issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. The Maryland Stadium Authority issues limited special obligation bonds and votes for purposes of financing stadiums and conference centers payable primarily from fixed rate financing of facility bonds using a combination of variable rate refunding obligations and forward interest rate exchange agreements. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues, and for which the State has no liability and has given no moral obligation assurance. The State and certain of its agencies also have entered into a variety of lease purchase agreements to finance the acquisition of capital assets. These lease agreements specify that payments thereunder are subject to annual appropriation by the General Assembly.

      At least since the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. Neither the Maryland Constitution nor the public general laws of Maryland impose any general debt limit. Although the State has the authority to make short-term borrowings in anticipation of taxes and other receipts up to a maximum of $100 million, the State in the past has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes. The State has not issued bond anticipation notes except in connection with a State program to ameliorate the impact of the failure of certain State-chartered savings and loan associations in 1985; all such notes were redeemed without the issuance of debt.

      The State Constitution prohibits the contracting of State debt unless authorized by a law providing for the collection of an annual tax or taxes sufficient to pay the interest when due and to discharge the principal within 15 years of the date of debt issuance. The Constitution also provides that the taxes levied for this purpose may not be repealed or applied to any other purpose until the debt is fully discharged. As a matter of practice, general obligation bonds, other than small denomination bonds and refunding bonds, are issued to mature in serial installments designed to provide payment of interest only during the first two years and an approximately level annual amortization of principal and interest over the remaining years.

      The State has financed and expects to continue to finance the construction and acquisition of various facilities and equipment through conditional purchase, sale-leaseback, and similar transactions. All of the lease payments under these arrangements are subject to annual appropriation by the General Assembly. In the event that appropriations are not made, the State may not be held contractually liable for the payments. These transactions are subject to approval by the Board of Public Works.

      When the 1996 Budget was enacted, it was estimated that the general fund surplus on a budgetary basis at June 30, 1996, would be approximately $7.8 million; it is currently estimated to be $1.0 million. At its December 12, 1995, meeting, the Board of Revenue Estimates lowered the estimate of fiscal year 1996 general fund revenues by $92 million. The Governor has proposed a plan to address this change that principally includes: (1) additional reversions for Medicaid and Nonpublic Special Education Placements of $22 million; (2) reduction of current general fund appropriations of $26 million; (3) transfer from the Revenue Stabilization Account of $18 million; and (4) use of unanticipated fiscal year 1995 surplus of $26 million. It is anticipated that the balance of the Revenue Stabilization Account after the transfer at June 30, 1996, will be $500 million.

      1997 Budget--On April 3, 1996, the General Assembly approved the budget for fiscal year 1997. The Budget includes, among other things: (i) sufficient funds to meet all specific statutory funding requirements;

(ii) sufficient funds to meet the actuarial recommended contributions for the seven retirement systems, determined on a basis consistent with prior years' practice; (iii) sufficient general funds for the Annuity Bond Fund to maintain the State property tax rate at $.21 per $100 of assessed valuation; (iv) $2.9 billion in aid to local governments (reflecting a $121.5 million increase over fiscal year 1996 that provides for increases in education, health and police aid); and (v) $13.2 million in general fund deficiency appropriations.

      Legislation enacted by the 1996 General Assembly reorganized the State's personnel system and reformed the welfare and Medicaid programs; estimated fiscal year 1997 savings of $29 million ($19.5 million general funds) are incorporated into the fiscal year 1997 Budget. The legislation establishes a decentralized personnel management system, replacing the classified and unclassified services with skilled, professional, management, and executive services; a pay for performance plan; and early retirement during fiscal year 1997 for certain groups of employees. The welfare reform legislation limits welfare recipients to 60 months of cumulative cash assistance and requires adults to be in a State-defined work activity in order to receive more than 24 months of benefits; federal permission must be obtained before the new welfare program can be implemented. The Medicaid reform authorized the establishment of a mandatory managed care program for Medicaid recipients (consistent with federal law or federal waivers). The legislation requires managed care organizations to meet certain performance, access, and quality standards; it is anticipated the organizations will be paid prospectively.

      The operating budget is to be funded with $7,412 million in general funds, $4,112 million in special and higher education funds, and $3,117 million in federal funds.

      The State's fiscal year 1997 capital program is to be funded with $400 million in general obligation bonds (net of $12.1 million of prior year authorizations to be deauthorized), $66.8 million general funds appropriated in the operating budget, $1,297 million in special and federal funds (of which $1,099 million is appropriated to the Department of Transportation, including $71 million for infrastructure improvements related to the construction of Redskins Stadium in Prince George's County) and $69.8 million in revenue bonds other than those issued by the Department of Transportation. The general obligation bond financed program includes $229 million for education, $23 million for the environment, $41 million for business and job creation, $41 million for public safety, and $63 million for various other projects.

      Based on the 1997 Budget, it is estimated that the general fund surplus on a budgetary basis at June 30, 1997, will be approximately $0.8 million. It is also estimated that the balance in the Revenue Stabilization Account of the State Reserve Fund at June 30, 1997, will be $465 million.

      The Adviser believes that the information summarized above describes some of the more significant matters relating to the Maryland Intermediate Municipal Bond Fund and Maryland Municipal Bond Fund. The sources of the information are the official statements of issuers located in Maryland, other publicly available documents, and oral statements from various state agencies. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various state agencies.

      NORTH CAROLINA. [SECTION TO BE UPDATED BY STATE COUNSEL] The North Carolina Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total receipts during the fiscal period plus any surplus remaining in the State Treasury at the beginning of the period. The State operates on a fiscal year ending June 30th.

      The State of North Carolina is the tenth most populous state. Its economy is a combination of manufacturing, agriculture, services and tourism. The State's seasonally adjusted unemployment rate in December 1997 was 3.6%. In recent years, the State has moved from an agricultural economy to a service and goods producing economy. The State leads the nation in the production of textiles, tobacco products, furniture and fiberoptic cable and is among the largest producers of pharmaceuticals, electronics and telecommunications equipment. The principal agricultural products are poultry, pork and tobacco. Charlotte is now the second largest financial center in the nation, based on the assets of banks headquartered there.

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

      The ending fund balance for the State's General Fund at June 30, 1997 was $1,307.5 million. The growth in tax and other revenues exceeded expectations since that date which, with existing reserves, provides sufficient funds to pay intangibles tax refunds required by the Fulton case described below and the income tax refunds required by the Bailey case described below. The budget for the fiscal year ending June 30, 1998 projects an ending General Fund balance of $622.2 million.

      The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the Opinion of the Department of State Treasurer, however, any such loss of revenue or expenditure would not materially adversely affect the State's ability to meet its financial obligations.

      Leandro, et al. v. State of North Carolina and State Board of Education. On May 25, 1994, students and boards of education in five counties filed suit requesting a declaration that the public education system of North Carolina violates the State constitution by failing to provide adequate or substantially equal education opportunities, and by denying due process of law. The defendants' motion to dismiss was denied. However, the North Carolina Supreme Court upheld the present funding system and remanded the case for trial on the claim for relief based on the conclusion that the constitution guarantees every child the opportunity to obtain a sound basic education. Five other counties intervened and now allege claims for relief on behalf of their students' rights to a sound basic education on the basis of the high proportion of at-risk students in their counties' systems.

      Francisco case. On August 10, 1994, a class action lawsuit was filed against the Superintendent of Public Instruction and the State Board of Education on behalf of a class of parents and their children who are characterized as limited English proficient. The complaint alleges that the State has failed to provide funding for the education of these students and has failed to supervise local school systems in administering programs for them. The complaint asks the Court to order the defendants to fund a comprehensive program to ensure equal educational opportunities for limited English proficient children.

      Bailey case. State and local government retirees filed a class action suit in 1990 as a result of the repeal of the income tax exemptions for state and local government retirement benefits.

      Patton case. Federal retirees filed a class action suit in 1995 seeking monetary relief for taxes paid since 1989 on federal government retirement benefits.

      On May 8, 1998, the North Carolina Supreme Court ruled that it was unconstitutional for the State of North Carolina to collect taxes on the pensions of retired federal, state and local government employees. The required refunds were estimated to be $1.1 billion. However, a settlement has been reached and a Consent Order signed in which the State will pay a total of $799 million with $400 million to be paid beginning as early as July 1998 and the balance by July 1999.

      Faulkenbury v. Teachers' and State Employees' Retirement System, Peele v. Teachers' and State Employees' Retirement System, and Woodard v. Local Governmental Employees' Retirement System. Plaintiffs are disability retirees who brought class actions in state court challenging changes in the formula for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other federal constitutional rights and violation of state constitutional and statutory rights. The North Carolina Court of Appeals and Supreme Court dismissed the fiduciary claims and certain of the constitutional claims. The primary claim for unconstitutional impairment of contract was tried in Superior Court in May, 1995, and the court issued an order in favor of the plaintiffs. In April of 1997, the North Carolina Supreme Court upheld the trial court's ruling. A determination of the actual amount of liability and the payment process is being made by the parties. The plaintiffs have submitted documentation to the court asserting that the cost and damages and higher prospective benefit payments to the plaintiffs and class members would amount to $407 million. These amounts would be payable from the funds of the State's retirement system. The plaintiffs also have filed actions in federal court asserting the same claims, along with claims for violations of constitutional rights in the taxation of disability benefits.

      Smith case. This class action is related to litigation in Fulton v. Faulkner brought by a single taxpayer and decided by the United States Supreme Court in 1996 which held that certain intangibles taxes previously collected by the State of North Carolina on intangible personal property were unconstitutional. In 1995, the Smith class action was commenced on behalf of all taxpayers who had complied with the refund requirements of the North Carolina statute who would be entitled to refunds if Fulton prevailed on its refund claim. A second group of plaintiffs was added consisting of taxpayers who paid the intangibles tax but failed to comply with the tax refund statute. Refunds were ordered for those plaintiffs who had complied with the requirements of the North Carolina tax refund statute and the court dismissed the claims of those who had not complied. Refunds totaling approximately $120 million have been paid with interest. The appeal of the plaintiffs who did not comply with the tax refund statute is pending in the North Carolina Court of Appeals. A separate class action was filed in January 1998 on behalf of the plaintiffs who did not comply with the tax refund requirements.

      Fulton case. The State's intangible personal property tax levied on certain shares of stock has been challenged by the plaintiff on the grounds that it violates the U.S. Constitution's commerce clause by discriminating against stock issued by corporations that do all or part of their business outside the State. The plaintiff in the action is a North Carolina corporation that paid the tax on stock it owned in companies that did all or part of their business outside the State. Plaintiff sought to invalidate the tax in its entirety and to recover tax paid on the value of its shares in such corporations. The North Carolina Court of Appeals invalidated the taxable percentage deduction and excised it from the statute beginning with the 1994 tax year; however, the North Carolina Supreme Court reversed the Court of Appeals and reinstated the trial court's ruling, which had upheld the tax as constitutional, including the taxable percentage deduction. The plaintiff's petition for certiorari to the U.S. Supreme Court was granted, and on February 21, 1996, the U.S. Supreme Court declared the State's intangibles tax to be unconstitutional under the commerce clause and remanded the case to the North Carolina Supreme Court for its determination of the appropriate remedy for taxes improperly collected in years prior to the repeal of the tax.

      In February of 1997, the North Carolina Supreme Court ruled that the unconstitutional portion of the statute is severable and referred the matter to the North Carolina General Assembly for legislative action. This action may include paying refunds to taxpayers who paid the tax, but took appropriate steps to claim that a refund was due. The estimated cost of paying such refunds is approximately $150 million.

      The Adviser believes that the information summarized above describes some of the more significant matters relating to the North Carolina Intermediate Municipal Bond Fund and North Carolina Municipal Bond Fund. The sources of the information are the official statements of the Department of State Treasurer of North Carolina, other publicly available documents and oral statements from various State agencies. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various State agencies.

      SOUTH CAROLINA. The South Carolina Constitution mandates a balanced budget. If a deficit appears likely, the State Budget and Control Board may reduce appropriations during the current fiscal year as necessary to prevent the deficit. If it is determined that a fiscal year has ended with an operating deficit, the State Constitution requires that monies appropriated from the Capital Reserve Fund must be reduced to the extent necessary and applied to the year end operating deficit before withdrawing monies from the General Reserve Fund for such purpose.

      The State Constitution limits annual increases in State appropriations to the average growth rate of the economy of the State and annual increases in the number of State employees to the average growth of the population of the State; provided, however, that these two limitations are subject to suspension for any one fiscal year by a special vote in each House of the General Assembly.

      The State Constitution requires a General Reserve fund that equals three percent of General Fund Revenue for the latest completed fiscal year. Funds may be withdrawn from the General Reserve Fund only for the purpose of covering operating deficits. The State Constitution also requires a Capital Reserve Fund equal to two percent of General Fund Revenue for the latest completed fiscal year.

      The State Constitution requires that the General Assembly provide that, if revenue forecasts before March 1 project that revenues for the current fiscal year will be less than expenditures authorized by appropriation for the current fiscal year, the current fiscal year's appropriation to the Capital Reserve Fund shall first be reduced to the extent necessary before any reduction is made in operating appropriations.

      After March 1, monies from the Capital Reserve Fund may be appropriated by a special vote of the General Assembly to finance previously authorized capital improvement bond projects, to retire principal or interest on bonds previously issued, and to pay for capital improvements or other nonrecurring purposes. Monies in the Capital Reserve Fund not appropriated or any appropriation for a particular project or item that has been reduced due to application of the monies to a year-end deficit must go back to the General Fund.

      The State operates on a fiscal year beginning July 1 and ending June 30. For the fiscal year ended June 30, 1997, the State had a budgetary surplus of $297,700,000, and the Capital Reserve Fund and General Reserve Fund were fully funded at the combined 5% level. The South Carolina General Assembly recently passed the Fiscal Year 1997-98 Appropriations Act that enacted a balanced budget where most of the new revenue was allocated to property tax relief, health and human services and education.

      A lawsuit, Glen E. Kennedy, et al vs. the South Carolina Retirement System and South Carolina Budget and Control Board, has been filed against the South Carolina Retirement Systems (Systems) by a group of retired participants in the Systems which challenges the Systems' treatment of annual leave calculation of participants' retirement payments. The Systems' liability in the event of an unfavorable outcome would be approximately $340 million for current retirees, and $800 million for current active members of the South Carolina Retirement System and the Police Officers' Retirement System. The Circuit Court determined that the State has been providing retirement benefits to its members in accordance with the law. The Circuit Court decision has been appealed to the State Supreme Court and the State continues to defend its position and believes it is meritorious.

      The Adviser believes that the information summarized above describes some of the more significant matters relating to the South Carolina Intermediate Municipal Bond Fund and South Carolina Municipal Bond Fund. The sources of the information are the official statements of issuers located in South Carolina, other publicly available documents, or oral statements from various State agencies. The adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various state agencies.

      TENNESSEE. The Constitution of the State of Tennessee forbids the expenditure of the proceeds of any debt obligation for a purpose other than the purpose for which it was authorized by statute. The Constitution also forbids the authorization of any debt obligation, except as shall be repaid within the fiscal year of issuance, for current operation of any state service or program. Under Tennessee law, the term of the State's bonds cannot exceed the life of the projects being financed. Furthermore, the amount of debt obligations of the State of Tennessee cannot exceed the amount authorized by the Tennessee General Assembly. The procedure for funding State of Tennessee debt is provided by Chapter 9 of Title 9, Tennessee Code Annotated. The Funding Board of the State of Tennessee is the entity authorized to issue general obligation indebtedness of the State of Tennessee. Pursuant to Section 9-9-106, Tennessee Code Annotated, the Funding Board of the State of Tennessee has a lien on the taxes, fees and revenues from certain designated revenue sources for the full amount required to service the State's general obligation indebtedness. Certain other agencies and authorities in Tennessee issue obligations, payable solely from specific non-tax enterprise fund revenues and which are not debts or liabilities of the State of Tennessee nor is the full faith and credit pledged to the payment thereof.

      Under current state statutes, the State of Tennessee's general obligation bonded debt issuances are subject to an annual legal debt service limitation based on a pledged portion of certain current year revenues. As of June 30, 1997, the State of Tennessee's annual legal debt service limit of $463 million was well above the debt service required of $110 million, with a legal debt service margin of $353 million. Debt per capita equaled $163, and the ratio of net general long-term bonded debt to assessed property valuation was 1.55 percent.

      The Constitution of the State of Tennessee requires a balanced budget. As required by law, the legislature enacted a balanced budget for fiscal year 1996-97. During fiscal year 1997, Tennessee continued several programs that were designed to position the State to remain competitive in attracting new jobs while addressing several problem areas for the State. The State continued its Basic Education Program which is designed to achieve salary equalization in teachers' salaries and to provide funding for enrollment growth. The State also extended coverage under Ten Care to all Tennessee children who do not otherwise have access to health insurance, enhanced all services to children under the newly established Department of Children's Services and continued enhancement of industrial growth and strengthening services for the continued success of the Families First Program of welfare reform.

      The economic outlook for Tennessee remains favorable. The State's economic diversity has improved substantially over the last twelve years. Investments announced in new and expanding business exceeded one billion dollars in each of those years and exceeded three billion in the last two years. The $3.4 billion in announced capital investments in 1996 was the largest year in Tennessee history. This growth created 20,863 new jobs in Tennessee for the year ended June 1997. As of June 1997, the State's unemployment rate was 4.8%, below the national average of 5.6%. Based on current projections, the State's overall growth is expected to exceed the national average into the next century according to the Comprehensive Annual Financial Report for the State of Tennessee for the year ended June 1997.

      TEXAS. Except as specifically authorized, the Texas Constitution generally prohibits the creation of debt by or on behalf of the State, with only limited exceptions. In addition, the Constitution prohibits the Legislature from lending the credit of the State to any person, including municipalities, or pledging the credit of the State in any manner for the payment of the liabilities of any individual, association of individuals, corporation or municipality. The limitations of the Constitution do not prohibit the issuance of revenue bonds, since the Texas courts (like the courts of most states) have held that certain obligations do not create a "debt" within the meaning of the Constitution. The State and various State agencies have issued revenue bonds payable from the revenues produced by various facilities or from lease payments appropriated by the Legislature. Furthermore, obligations which are payable from funds expected to be available during the current budget period, do not constitute "debt" within the meaning of the constitutional prohibition.

      Texas Revised Civil Statutes Article 717k-7(8) prohibits the Legislature from authorizing additional state debt payable from general revenues, including authorized but unissued bonds and lease purchase contracts in excess of $250,000 or for a term of greater than five years, if the resulting annual debt service exceeds five percent of an amount equal to the average amount of general revenue for the three immediately preceding years, excluding revenues constitutionally dedicated for purposes other than payment of debt service. Self-supporting general obligation bonds, although backed by the full faith and credit of the State, are reasonably expected to be paid from other revenue sources and are not expected to create a general revenue draw. On November 4, 1997, Texas voters approved a constitutional amendment pursuant to Proposition 11 in order to add the provisions of Article 717k-7(8) to the Constitution. The State has long been identified with the oil and gas industry, but the Texas economy has diversified, particularly with the growth of the computer and electronics industries. Oil and gas related industries currently account for only 10% of the State's economy. Service-producing sectors (which include transportation and public utilities; finance and insurance and real estate; trade; services; and government) are the major sources of job growth in Texas although the rate of growth of goods-producing jobs has been about the same as that of service-producing jobs since 1995. Texas' location and transportation and accessibility have made it a distribution center for the southwestern United States as well as a growing international market for export trade. With leadership provided by a strong high-technology sector and the growth of exports, manufacturing job growth is expected to remain a significant part of Texas' economic future. The State Comptroller of Public Accounts has predicted that the overall Texas economy will slightly outpace national economic growth in the long term.

      The State generally can be divided into six geo-economic regions. The east region is a largely non-metropolitan region, in which the economy is dependent on agricultural activities and the production and processing of coal, petroleum and wood. The Dallas-Ft. Worth metroplex region is mostly metropolitan, with diversified manufacturing, financial and commercial sectors. The panhandle, Permian basin and Concho Valley regions are relatively populated areas of the State, with an economy drawing heavily from petroleum production and agriculture.

The border region stretching from El Paso to Brownsville is characterized by its economic ties to Mexico, tourism and agriculture. The gulf coast region is the most populous region in the State and has an economy centered on energy services, petro-chemical industries and commercial activities resulting from agriculture and seaport trade. The economy of the central corridor is based upon the public and private service sector, recreation/tourism and high-technology manufacturing. Because the economic base is different from region to region, economic developments, such as the strength of the U.S. economy, shifting export markets or changes in oil prices or defense spending, can be expected to affect the economy of each region differently.

      In 1997, total nonfarm employment growth was 4.2%. Most new jobs created in the past year have been in the service sector with most of the growth in the health, business and miscellaneous services sectors. Employment during the past year also increased in the wholesale and retail trade, government, transportation, communications, public utilities, manufacturing and construction industries. Oil and gas mining added jobs since the beginning of 1996, but experienced a tapering off in hiring during the last few months of 1997. The State's per capita personal income growth has exceeded the nation's each year since 1989. Per capita personal income has since increased to approximately 91% of U.S. per capita income as of 1997.

      The State's general revenue fund provides an indication of the State's financial condition. Effective as of the beginning of fiscal 1994, numerous state funds were merged into the general revenue fund providing for a one-time gain of approximately $1.2 billion for the fund. In the fiscal year 1997, the general revenue fund accounted for most of the state's net revenue. Due to the state's expansion in Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts were the state's number one source of income in fiscal 1997. Sales tax, which had been the main source of revenue for the previous 12 years prior to fiscal 1993, was second. Licenses, fees, fines and penalties are now the third largest source of revenue to the state, with motor fuels taxes and motor vehicle sales/rental taxes following as fourth largest and fifth largest, respectively. The remainder of the state's revenues are derived primarily from interest and investment income, lottery proceeds, cigarette and tobacco, franchise, oil and gas severance and other taxes. The state has no personal or corporate income tax, although the state does impose a corporate franchise tax based on the amount of a corporation's capital and "earned surplus," which includes corporate net income and officers' and directors' compensation. For each of the fiscal years ended August 31, 1993, 1994, 1995, 1996 and 1997, the general revenue fund contained a cash surplus of approximately $1.633 billion, $2.239 billion, $2.110 billion, $2.271 billion and $2.685 billion, respectively.

      VIRGINIA. [SECTION TO BE UPDATED BY STATE COUNSEL] The Constitution of Virginia, in Section 9 of Article X provides for the issuance of debt by or on behalf of the Commonwealth. Sections 9(a), (b) and (c) provide for the issuance of debt to which the Commonwealth's full faith and credit is pledged and Section 9(d) provides for the issuance of debt not secured by the full faith and credit of the Commonwealth, but which may be supported by and paid from Commonwealth tax collections. The Commonwealth may also enter into leases and contracts that are classified on its financial statements as long-term indebtedness. Debt may also be issued by certain authorities and institutions of the Commonwealth.

      Section 9(a) of Article X authorizes general obligation debt to meet certain types of emergencies, to meet casual deficits in the revenue or in anticipation of the collection of revenues of the Commonwealth (subject to limits on the amount and duration of the debt), and to redeem a previous debt obligation of the Commonwealth. Total indebtedness issued to meet casual deficits may not exceed thirty percent of an amount equal to 1.15 times the annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts, for the preceding fiscal year."

      Section 9(b) of Article X authorizes general obligation debt for capital projects. The outstanding amount of Section 9(b) debt is limited in the aggregate to an amount equal to 1.15 times the average annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts," for the three immediately preceding fiscal years less the total amounts of bonds outstanding. The amount of Section 9(b) debt that the General Assembly may authorize for the current fiscal year is further limited to 25% of the aggregate Section 9(b) debt limit less Section 9(b) debt authorized in the current and prior three fiscal years. Also, the debt must be authorized by a vote of a majority of the members of each house of the General Assembly and approved in a state-wide election.

      Section 9(c) of Article X authorizes general obligation debt for revenue-producing capital projects. The outstanding amount of Section 9(c) debt is limited in the aggregate to an amount equal to 1.15 times the average annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts," for the three immediately preceding fiscal years. This debt must be approved by a vote of two-thirds of the members of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the bond legislation and again before the issuance of the bonds that the net revenues pledged are expected to be sufficient to pay principal and interest on the bonds issued to finance the projects.

      The phrase "taxes on income and retail sales" is not defined in the Constitution or by statute. The record made in the process of adopting the Constitution, however, suggests an intention to include only income taxes payable by individuals, fiduciaries and corporations and the state sales and use tax.

      Section 9(d) of Article X provides that the restrictions of Section 9 are not applicable to any obligation increased by the Commonwealth or any of its institutions, agencies or authorities if the full faith and credit of the Commonwealth is not pledged or committed to the payment of such obligation. Various types of Section 9(d) revenue bonds are issued for which the Commonwealth's full faith and credit is not pledged. Certain of these bonds, however, are paid in whole or in part from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from the revenues derived from enterprises related to the operation of financed capital projects.

      The Commonwealth is involved in numerous agreements to lease buildings and equipment. These lease agreements are for various terms, and each lease contains a nonappropriation clause indicting that continuation of the lease is subject to funding by the General Assembly.

      The Commonwealth also finances the acquisition of certain personal property and equipment through installment purchase agreements. The length of the agreements and the interest rates charged vary. In most cases, the agreements are collateralized by the personal property and equipment acquired. Installment purchase agreements contain nonappropriation clauses indicating that continuation of the installment purchase is subject to funding by the General Assembly.

      Virginia operates on a two-year budget. On April 11, 1994, Governor Allen submitted 38 amendments to the adopted Budget Bill for consideration by the General Assembly. Among other things, the amendments proposed to set aside a $40 million reserve fund for the Harper case. At the Veto Session held on April 20, 1994, the General Assembly approved most of the amendments submitted by the Governor, but did not agree to the reserve fund for the Harper settlement. However, at a Special Session commended on July 6, 1994, the General Assembly took action to enact a settlement package and set aside a $60 million reserve fund to settle the Harper case.

      The Budget Bill became effective as Chapter 966 of the 1994 Acts of Assembly (the 1994-96 Appropriations Act) on July 1, 1994.

      At a Special Session concluded September 30, 1994, the General Assembly passed, and sent to the Governor, legislation that would in effect lengthen the period certain convicted felons would be incarcerated and would incidentally increase the capital and operating costs to the Commonwealth of its prison system. At its 1995 Regular Session, the General Assembly authorized $118.7 million in new prison-related capital projects to be funded with bonds issued by the Virginia Public Building Authority.

      On December 19, 1994, the Governor presented to the General Assembly the 1995 Budget Bill, a bill proposing amendments to the current Appropriation Act, which appropriated funds for the 1994-96 biennium. The 1995 General Assembly Session ended on February 25, 1995. The 1995 Budget Bill, as amended by the General Assembly, was submitted to the Governor for approval. The Governor then returned the 1995 Budget Bill with his amendments to the General Assembly for consideration at its two-day reconvened session held on April 7-8, 1995.

The General Assembly made final revisions to the Budget Bill and re-submitted it to the Governor for his final approval. The Governor signed the 1995 Budget Bill, as amended by the General Assembly, on May 5, 1995.

      On December 18, 1995, the Governor presented to the General Assembly the Budget Bill for the 1996-98 biennium. The 1996-98 Budget Bill focused on three key areas: education, public safety, and economic development. The Budget Bill provided about $1,4119.9 million in spending increases above the level necessary to continue FY 1996 workloads and costs. Of these increases, $107.2 million resulted from the deposits to the Revenue Stabilization Fund ($66.6 million is scheduled for deposit on June 30, 1997 and an estimated $40.6 million is scheduled for deposit on June 30, 1998). The remainder provided the state share of Standards of Quality for public schools, proposed increases in higher education, increased spending for adult and juvenile corrections, proposed expansion of economic development activities in several areas, and mandated increases in several entitlement programs in health and human resources, primarily for Medicaid. The proposed budget included more than $200 million to cover installment payments on the settlement and the recent ruling by the Virginia Supreme Court in favor of retirees who did not settle in the HARPER V. VIRGINIA DEPARTMENT OF TAXATION.

      The 1996 General Assembly Session ended on March 11, 1996. The 1996-98 Budget Bill, as amended by the General Assembly, was submitted to the Governor for approval. The Governor then returned the 1996-98 Budget Bill to the General Assembly for consideration at its one-day reconvened session held on April 17, 1996. The General Assembly re-submitted the 1996-98 Budget Bill, as amended, to the Governor for his final approval. The 1996-98 Budget Bill, as amended, became effective as Chapter 912 of the 1996 Acts of Assembly (the 1996-98 Appropriation
Act) on April 17, 1996.

      The Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund also invest in debt obligations issued by local governments. Local government in the Commonwealth is comprised of approximately 95 counties, 41 incorporated cities, and 190 incorporated towns. The Commonwealth is unique in that cities and counties are independent and their land areas do not overlap. Cities and counties each levy and collect their own taxes and provide their own services. Towns, which are units of local government and which continue to be part of the counties in which they are located, levy and collect taxes for town purposes but their residents are also subject to county taxes. Generally, the largest expenditure by local governments in the Commonwealth is for public education. Each county and city in the Commonwealth, with few exceptions, constitutes a separate school district. Counties, cities and towns typically also provide such services such as water and sewer services, police and fire protection, and recreational facilities.

      In DAVIS V. MICHIGAN (decided March 28, 1989), the United States Supreme Court ruled unconstitutional states' exempting from state income tax the retirement benefits paid by the state or local governments without exempting retirement benefits paid by the federal government. At that time, Virginia exempted state and local retirement benefits but not federal retirement benefits. At a Special Session held in April 1989, the General Assembly repealed the exemption of state and local retirement benefits. Following DAVIS, at least five suits, some with multiple plaintiffs, for refunds of Virginia income taxes, were filed by federal retirees. These suits were consolidated under the name of HARPER V. VIRGINIA DEPARTMENT OF TAXATION.

      In a Special Session, the Virginia General Assembly on July 9, 1994 passed emergency legislation to provide payments to federal retirees in settlement of the retirees' claims as a result of DAVIS. The settlement payments are to be made over a five-year period, commencing March 31, 1995. The total amount of authorized appropriations for the settlement is $340 million (payment to participating retirees in installments of $60 million on March 31, 1995, and $70 million on each succeeding March 31 through March 31, 1999, subject to appropriation by the General Assembly).

      On September 15, 1995 the Supreme Court of Virginia rendered its decision in HARPER. The Court reversed the judgment of the trial court and entered final judgment in favor of the taxpayers, directing that the amounts unlawfully collected be refunded with statutory interest. The Commonwealth will not seek an appeal or rehearing of this decision. The Commonwealth issued refund checks on November 9, 1995, and interest stopped accruing as of November 3, 1995. The cost of refunding all Virginia income taxes paid on federal government pensions for taxable years 1985, 1986, 1987 and 1988 to federal government pensioners who opted out of the settlement was approximately $78.4 million, including interest earnings. The total cost of refunding all Virginia income taxes paid on federal government pensions was $418.4 million, $340 million for the settlement and $78.4 million as a result of the judgment. Of this total amount, $60 million was paid in March 1995 and $78.4 million was paid in November 1995 leaving a balance to be paid of $280 million.

      NationsBank believes that the information summarized above describes some of the more significant matters relating to the Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund. The sources of the information are the official statements of issuers located in the Commonwealth, other publicly available documents, and oral statements from various state agencies. NationsBank has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various state agencies.

OPTIONS ON CURRENCIES

      The International Growth Fund may purchase and sell options on currencies to hedge the value of securities the Fund holds or intends to buy. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter.

OTHER INVESTMENT COMPANIES

      In seeking to attain their investment objectives, the Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including Advisory fees. These expenses would be in addition to the Advisory and other expenses that a Fund bears in connection with its own operations. The Adviser has agreed to remit to the respective investing Fund fees payable to it under its respective Investment Advisory Agreement with an affiliated money market Fund to the extent such fees are based upon the investing Fund's assets invested in shares of the affiliated money market fund.

PARTICIPATION INTERESTS AND COMPANY RECEIPTS

      The Government Bond Fund also may purchase from domestic financier institutions and trusts created by such institutions participation interests and trust receipts in high quality debt securities. A participation interest or receipt gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest or receipt bears to the total principal amount of the security. As to certain instruments for which the Fund will be able to demand payment, the Fund intends to exercise its right to do so only upon a default under the terms of the security, as needed to provide liquidity or to maintain or improve the quality of its investment portfolio. It is possible that a participation interest or trust receipt may be deemed to be an extension of credit by the Fund to the issuing financial institution rather than to the obligor of the underlying security and may not be directly entitled to the protection of any collateral security provided by the obligor. In such event, the ability of the Fund to obtain repayment could depend on the issuing financial institution.

      Participation interests and trust receipts may have fixed, floating or variable rates of interest, and will have remaining maturities of thirteen months or less (as defined by the Securities and Exchange Commission). If a participation interest or trust receipt is unrated, the Adviser will have determined that the interest or receipt is of comparable quality to those instruments in which the Fund may invest pursuant to guidelines approved by the Board of Directors. For certain participation interests or trust receipts the Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest or trust receipt in the securities involved, plus accrued interest.

REAL ESTATE INVESTMENT TRUSTS

      A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

      REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code or 1986, as amended.

REPURCHASE AGREEMENTS

      The repurchase price under the repurchase agreements described in the Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Trust's custodian, or a sub-custodian, in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Trust under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS

      At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). In addition, some or all of the proceeds received by a Fund from the sale of a portfolio instrument may be applied to the purchase of a repurchase agreement. To the extent the proceeds are used in this fashion and a common broker/dealer is the counterparty on both the reverse repurchase agreement and the repurchase agreement, the arrangement might be recharacterized as a swap transaction. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

RISK FACTORS ASSOCIATED WITH FUTURES AND OPTIONS TRANSACTIONS

      The effective use of options and futures strategies depends on, among other things, a Fund's ability to terminate options and futures positions at times when its the Adviser deems it desirable to do so. Although a Fund will not enter into an option or futures position unless the Adviser believes that a liquid secondary market exists for such option or future, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price. A Fund generally expects that its options and futures transactions will be conducted on recognized U.S. and foreign securities and commodity exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter market. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

      Options and futures markets can be highly volatile and transactions of this type carry a high risk of loss. Moreover, a relatively small adverse market movement with respect to these types of transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

      The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of the hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of a Fund diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the Adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements.

      In addition to certain risk factors described above, the following sets forth certain information regarding the potential risks associated with the Funds' futures and options transactions.

      RISK OF IMPERFECT CORRELATION. A Fund's ability effectively to hedge all or a portion of its portfolio through transactions in futures, options on futures or options on stock indices depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the relevant portion of the Fund's securities. If the values of the securities being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the fund securities. In such instances, a Fund's overall return could be less than if the hedging transactions had not been undertaken. Stock index futures or options based on a narrower index of securities may present greater risk than options or futures based on a broad market index, as a narrower index is more susceptible to rapid and extreme fluctuations resulting from changes in the value of a small number of securities. A Fund would, however, effect transactions in such futures or options only for hedging purposes.

      The trading of futures and options on indices involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures and options market. The purchase of an option on a futures contract also involves the risk that changes in the value of underlying futures contract will not be fully reflected in the value of the option purchased. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches. The risk incurred in purchasing an option on a futures contract is limited to the amount of the premium plus related transaction costs, although it may be necessary under certain circumstances to exercise the option and enter into the underlying futures contract in order to realize a profit. Under certain extreme market conditions, it is possible that a Fund will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Fund.

      A Fund will purchase or sell futures contracts or options only if, in the Adviser's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Fund's portfolio for the hedge to be effective. There can be no assurance that the Adviser's judgment will be accurate.

      POTENTIAL LACK OF A LIQUID SECONDARY MARKET. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures or options market may be lacking. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by a Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on a Fund's ability effectively to hedge its securities, or the relevant portion thereof.

      The liquidity of a secondary market in a futures contract or an option on a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

      RISK OF PREDICTING INTEREST RATE MOVEMENTS. Investments in futures contracts on fixed income securities and related indices involve the risk that if the Adviser's investment judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

      TRADING AND POSITION LIMITS. Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Funds' investments.

      REGULATIONS ON THE USE OF FUTURES AND OPTIONS CONTRACTS. Regulations of the CFTC require that the Funds enter into transactions in futures contracts and options thereon for hedging purposes only, in order to assure that they are not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of investment securities held by a Fund, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Fund, and accrued profits on such positions. In addition, a Fund may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on its existing futures positions and premiums paid for options on futures contracts would exceed 5% of the market value of the Fund's total assets.

      When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be segregated with the Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

      The Funds' ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that a Fund derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months. The Funds may also further limit their ability to engage in such transactions in response to the policies and concerns of various Federal and state regulatory agencies. Such policies may be changed by vote of the Board of Directors.

SECURITIES LENDING

      To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, an irrevocable letter of credit issued by (i) a U.S. bank that has total assets exceeding $1 billion and that is a member of the Federal Deposit Insurance Corporation, or (ii) a foreign bank that is one of the 75 largest foreign commercial banks in terms of total assets, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Fund involved exceeds 33% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks. Pursuant to the securities loan agreement a Fund is able to terminate the securities loan upon notice of not more than five business days and thereby secure the return to the Fund of securities identical to the transferred securities upon termination of the loan.

SHORT SALES

      As described in the Prospectuses, certain Funds may from time to time enter into short sales transactions. A Fund will not make short sales of securities nor maintain a short position unless at all times when a short position is open, such Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." Such short sales will be used by a Fund for the purpose of deferring recognition of gain or loss for federal income tax purposes.

SPECIAL SITUATIONS

      As described in the Prospectuses, certain Funds may invest in "special situations." A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

STAND-BY COMMITMENTS

      The Funds may acquire "stand-by commitments" with respect to Municipal Securities held in their portfolios. Under a "stand-by commitment," a dealer agrees to purchase from a Fund, at a Fund's option, specified Municipal Securities at a specified price. Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying Municipal Securities, and may be sold, transferred, or assigned by a Fund only with the underlying instruments.

      The amount payable to a Tax-Free Bond Fund upon its exercise of a stand-by commitment will normally be (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which a Tax-Free Bond Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Tax-Free Bond Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Under normal market conditions, in determining net asset value a Tax-Free Bond Fund values the underlying Municipal Securities on an amortized cost basis. Accordingly, the amount payable by a dealer upon exercise of a stand-by commitment will normally be substantially the same as the portfolio value of the underlying Municipal Securities.

      A Fund's right to exercise stand-by commitments will be unconditional and unqualified. A stand-by commitment will not be transferable by a Fund, although the Fund could sell the underlying Municipal Securities to a third party at any time. Until a Fund exercises its stand-by commitment, it owns the securities in its portfolio which are subject to the stand-by commitment.

      The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for the security being acquired which will be subject to the commitment (thus reducing the yield to maturity otherwise available for the same security). When a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by that Fund. The Tax-Free Bond Funds will not acquire a stand-by commitment unless immediately after the acquisition not more than 5% of the Funds' total assets will be subject to a demand feature, or in stand-by commitments, with the same institution.

      Each Fund intends to enter into stand-by commitments only with banks and broker/dealers which, in the Adviser's opinion, present minimal credit risks. In evaluating the credit worthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer's assets, liabilities, contingent claims, and other relevant financial information.

      The Funds would acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments acquired by a Fund will be valued at zero in determining net asset value. A Fund's reliance upon the credit of these dealers, banks, and broker/dealers will be secured by the value of the underlying Municipal Securities that are subject to the commitment. Thus, the risk of loss to the Fund in connection with a "stand-by commitment" will not be qualitatively different from the risk of loss faced by a person that is holding securities pending settlement after having agreed to sell the securities in the ordinary course of business.

STRIPPED SECURITIES

      Certain of the Funds may purchase stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under STRIPS, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

      In addition, the Fund may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be full recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Company's Board of Directors if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

      Although stripped securities may not pay interest to holders prior to maturity, Federal income tax regulations require a Fund to recognize as interest income a portion of the bond's discount each year. This income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in the Fund elect to receive their dividends in cash rather than reinvest such dividends in additional Fund shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

U.S. AND FOREIGN BANK OBLIGATIONS

      These obligations include negotiable certificates of deposit, banker's acceptances and fixed time deposits. Each Fund limits its investments in domestic bank obligations to banks having total assets in excess of $1 billion and subject to regulation by the U.S. Government. Each Fund may also invest in certificates of deposit issued by members of the Federal Deposit Insurance Corporation ("FDIC") having total assets of less than $1 billion, provided that the Fund will at no time own more than $100,000 principal amount of certificates of deposit (or any higher principal amount which in the future may be fully covered by FDIC insurance) of any one of those issuers. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by a Fund, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on a Fund's right to transfer a beneficial interest in the deposit to a third party.

      Each Fund limits its investments in foreign bank obligations (i.e., obligations of foreign branches and subsidiaries of domestic banks, and domestic and foreign branches and agencies of foreign banks) to obligations of banks which at the time of investment are branches or subsidiaries of domestic banks which meet the criteria in the preceding paragraphs or are branches or agencies of foreign banks which (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of the Adviser, pursuant to the established by the Board of Directors of the Company, are of an investment quality comparable to obligations of domestic banks which may be purchased by a Fund. These obligations may be general obligations of the parent bank in addition to the issuing branch or subsidiary, but the parent bank's obligations may be limited by the terms of the specific obligation or by governmental regulation. Each Fund also limits its investments in foreign bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, The Netherlands, Italy and Switzerland), Scandinavia (Denmark and Sweden), Australia, Japan, the Cayman Islands, the Bahamas and Canada. Each Fund will limit its investment in securities of foreign banks to not more than 20% of total assets at the time of investment.

      Each Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of the total assets of the Fund.

U.S. GOVERNMENT OBLIGATIONS

      Each Fund may invest in U.S. Government obligations. Examples of the types of U.S. Government obligations that may be held by the Funds include, in addition to U.S. Treasury bonds, notes and bills, the obligations of the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. Obligations guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. If such participations are illiquid they will not be purchased.

      U.S. Government obligations include principal and interest components of securities issued or guaranteed by the U.S. Treasury if the components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program. Obligations issued or guaranteed as to principal or interest by the U.S.

Government, its agencies, authorities or instrumentalities may also be acquired in the form of custodial receipts. These receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

      Options, futures and forward foreign currency contracts that obligate a Fund to provide cash, securities or currencies to complete such transactions will entail that Fund to either segregate assets in an account with, or on the books of, the Company's custodian, or otherwise "covering" the transaction as described below. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or liquid assets sufficient to meet the obligation by purchasing and delivering the securities if the call is exercised. A call option written on an index will require that Fund to have portfolio securities that correlate with the index. A put option written by a Fund also will require that Fund to have available assets sufficient to purchase the securities the Fund would be obligated to buy if the put is exercised.

      A forward foreign currency contract that obligates a Fund to provide currencies will require the Fund to hold currencies or liquid securities denominated in a foreign currency which will equal the Fund's obligations. Such a contract requiring the purchase of currencies also requires segregation.

      Unless a segregated account consists of the securities, cash or currencies that are the subject of the obligation, a Fund will hold cash, U.S. Government securities and other high grade liquid debt obligations in a segregated account. These assets cannot be transferred while the obligation is outstanding unless replaced with other suitable assets. In the case of an index-based transaction, a Fund could own securities substantially replicating the movement of the particular index.

      In the case of a futures contract, a Fund must deposit initial margin and variation margin, as often as daily, if the position moves adversely, sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Similarly, options on futures contracts require a Fund to deposit margin to the extent necessary to meet the Fund's commitments.

      In lieu of such assets, such transactions may be covered by other means consistent with applicable regulatory policies. A Fund may enter into off-setting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Of course, the off-setting transaction must terminate at the time of or after the primary transaction.

VARIABLE- AND FLOATING-RATE INSTRUMENTS

      The Funds may purchase variable-rate and floating rate obligations as described in the Prospectuses. If such instrument is not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, a variable-rate demand instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligations next interest rate adjustment. Other variable-rate obligations will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument. Variable-rate demand notes held by a Money Market Fund may have maturities of more than 397 days, provided (i) the Fund is entitled to payment principal on not more than 30 days' notice, or at specified intervals not exceeding 397 days (upon not more than 30 days' notice), and (ii) the rate of interest on such note is adjusted automatically at periodic intervals which may extend up to 397 days.

      The variable- and-floating rate demand instruments that the Funds may purchase include participations in Municipal Securities purchased from and owned by financial institutions, primarily banks. Participation interests provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed 30 days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Funds. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit, and issuing the repurchase commitment.

WARRANTS

      The Funds are permitted to invest in warrants. Warrants are privileges issued by corporations enabling the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS

      A Fund may agree to purchase securities on a when-issued basis or enter into a forward commitment to purchase securities. When a Fund engages in these transactions, its custodian will segregate cash, U.S. government securities or other high quality debt obligations equal to the amount of the commitment. Normally, the custodian will segregate portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Fund's commitment. Because a Fund will segregate cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be adversely affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

      A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

      When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

      The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date the Fund agrees to purchase the securities. The Fund does not earn dividends on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

                               NET ASSET VALUE
                               ---------------
PURCHASES AND REDEMPTIONS

      See "How To Buy Shares" and "How To Redeem Shares" in the Prospectuses for a complete description of the manner in which shares of the various classes of the Funds may be purchased and redeemed.

      The Funds also are available for a variety of retirement plans, including IRAs, that allow investors to shelter some of their income from taxes. Investors should contact their Selling Agents for details concerning retirement plans.

      The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange is restricted, as determined by applicable rules and regulations of the SEC, (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposal of portfolio securities or the valuation of the net assets of a Fund of a Company not reasonably practicable. The Exchange is closed for business on New Years Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Veterans Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank observes the following holidays: New Years Day, Martin Luther King Jr's Birthday, Presidents Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

INVESTMENT STRATEGY

      Investing the same dollar amount at regular intervals is an investment strategy known as Dollar Cost Averaging. Using this strategy, investors purchase a greater number of shares when the fund's price is low and fewer shares when the price is high. As a result, the average purchase price for shares will be less than their average cost. Dollar Cost Averaging does not provide assurance of making a profit or any guarantee against loss in continually declining markets. Investors should evaluate whether they are able to make regular investments through periods of declining price levels before deciding to use this investment technique.

NET ASSET VALUE DETERMINATION

      Shares of the common stock of each class of shares of each Fund that are offered by the Prospectuses are sold at their respective net asset value next determined after the receipt of the purchase order, plus any applicable sales charge. Shareholders may at any time redeem all or a portion of their shares at net asset value next determined following receipt of a redemption order, less any contingent deferred sales charge applicable to Investor Shares.

      The net asset value per share of each of the Funds is determined at the times and in the manner described in the Prospectuses.

MONEY MARKET FUNDS

      The Money Market Funds use the amortized cost method of valuation to value shares in such Funds. Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by fair value as determined by the Board of Trustees. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Trust would receive if it sold the security.

      Each of the Money Market Funds invest only in high quality instruments and maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that a Fund will neither purchase any security deemed to have a remaining maturity of more than 397 days within the meaning of the 1940 Act nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The

Trust's Board of Trustees has established procedures reasonably designed, taking into account current market conditions and each Money Market Fund's investment objective, to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of each Money Market Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

NON-MONEY MARKET FUNDS

      With respect to the Non-Money Market Funds, a security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. With respect to the Bond Funds, securities may be valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate maturity and seasoning differential. Securities for which prices are not provided by the pricing service are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities.

      With respect to the Non-Money Market Funds, securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-Term obligations having 60 days or less to maturity are valued at amortized cost, which approximates market value.

      Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, which will not be reflected in the computation of net asset value. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the directors/trustees.

      For purposes of determining the net asset value per share of the International Funds, all assets and liabilities of the International Funds initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

      The Trust may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for Investor Shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Investor Shares as provided in the related Prospectuses from time to time. The Trust also may make payment for redemptions in readily marketable securities or other property if it is appropriate to do so in light of Nations Fund Trust's responsibilities under the 1940 Act.

      Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for Investor Shares or Primary Shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

EXCHANGES

      By use of the exchange privilege, the holder of Investor Shares, Daily Shares and/or Primary Shares authorizes the transfer agent or the shareholder's financial institution to rely on telephonic instructions from any person representing himself to be the investor and reasonably believed to be genuine. The transfer agent's or a financial institution's records of such instructions are binding. Exchanges are taxable transactions for Federal income tax purposes; therefore, a shareholder will realize a capital gain or loss depending on whether the Investor Shares and/or Primary Shares being exchanged have a value which is more or less than their adjusted cost basis.

      A Company may limit the number of times the exchange privilege may be exercised by a shareholder within a specified period of time. Also, the exchange privilege may be terminated or revised at any time by the Companies upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that the exchange privilege may be terminated or materially revised without notice under certain unusual circumstances.

      The Prospectuses for the Investor Shares, Daily Shares and Primary Shares of each Fund describe the exchange privileges available to holders of such Investor Shares, Daily Shares and Primary Shares, respectively.

      Primary Shares of the Funds are offered and sold on a continuous basis by the Distributor acting as agent. As stated in the Prospectuses for the Primary Shares, Primary Shares are sold to bank trust departments and other financial institutions (primarily to NationsBank and its affiliated and correspondent banks) (collectively, "Institutions") acting on behalf of customers maintaining a qualified trust account or relationship at the Institution.

                            DESCRIPTION OF SHARES
                            ---------------------

DIVIDENDS AND DISTRIBUTIONS OF NFI

      NATIONS PRIME AND TREASURY FUNDS. All of the net investment income earned by each of the Money Market Funds is declared daily as a dividend to the shareholders of record of each class of shares of each Fund. The Investor A, Investor B, Investor C, Daily and Primary B Shares of each such Fund shall accrue an additional expense not borne by the Primary A Shares as a result of the Rule 12b-1 Plans and/or the Shareholder Servicing Plans or Shareholder Administration Plan and/or Shareholder Administration Agreements applicable to each such class of shares. Consequently, a separate calculation shall be made to arrive at the dividends of each class of shares. Dividends normally accrue on the first day that a purchase order is effective but not on the date that a redemption order is effective. Thus, if a purchase order is accepted prior to 12:00 noon Eastern Standard Time, the shareholder will receive dividends beginning that day. All dividends declared during a month will be paid in cash within five business days after the end of the month. If a shareholder of record redeems all of the shares in its account at any time during the month, all dividends declared through the date of redemption are paid to the shareholder along with the proceeds of the redemption within five business days of the redemption.

      EQUITY INCOME FUND, INTERNATIONAL EQUITY FUND AND INTERNATIONAL GROWTH FUND. Dividends and distributions from net investment income, if any, are declared and paid quarterly, and capital gains distributions are declared and paid annually. The Investor A, Investor B, Investor C and Primary B Shares of the Funds shall accrue an additional expense not borne by the Primary A Shares as a result of the applicable Rule 12b-1 Plan and/or

Shareholder Servicing Plan or Shareholder Administration Plan and/or Shareholder Administration Agreements. Consequently, a separate calculation shall be made to arrive at the net asset value per share and dividends of each class of shares of the Funds.

      GOVERNMENT SECURITIES FUND AND GOVERNMENT BOND FUND. Dividends and distributions from net investment income are declared daily and paid monthly, and capital gains distributions are declared and paid annually. The Investor A, Investor B, Investor C and Primary B Shares of the Fund shall accrue an additional expense not borne by the Primary A Shares as a result of the 12b-1 Plans and the Shareholder Servicing Plan or Shareholder Administration Plan and/or Shareholder Administration Agreements. Consequently, a separate calculation shall be made to arrive at the net asset value per share and dividends of each class of shares of the Funds.

      SMALL COMPANY GROWTH FUND AND INTERNATIONAL VALUE FUND. Dividends and distributions from net investment income, if any, are declared and paid quarterly, and capital gains distributions are declared and paid annually. The Investor A, Investor B and Investor C Shares of the Funds shall accrue an additional expense not borne by the Primary A Shares or Primary B Shares as a result of the applicable Rule 12b-1 Plan and/or Shareholder Servicing Plan or Shareholder Administration Plan and/or Shareholder Administration Agreements. Consequently, a separate calculation shall be made to arrive at the net asset value per share and dividends of each class of shares of the Funds.

      Prior to purchasing shares in one of the Funds, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

      Shareholders receiving a distribution in the form of additional shares will be treated as receiving an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

EMERGING MARKETS FUND AND PACIFIC GROWTH FUND. Dividends and distributions from net investment income, if any, are declared and paid quarterly, and capital gains distributions are declared and paid annually. The Investor A, Investor B, Investor C and Primary B Shares of the Funds shall accrue an additional expense not borne by the Primary A Shares as a result of the applicable Rule 12b-1 Plan, Shareholder Servicing Plan and/or Shareholder Administration Plan. Consequently, a separate calculation shall be made to arrive at the net asset value per share and dividends of each class of shares of the Funds.

GLOBAL GOVERNMENT INCOME FUND. Dividends and distributions from net investment income are declared daily and paid monthly, and capital gains distributions are declared and paid annually. The Investor A, Investor B, Investor C and Primary B Shares of the Fund shall accrue an additional expense not borne by the Primary A Shares as a result of the 12b-1 Plans, Shareholder Servicing Plan and Shareholder Administration Plan. Consequently, a separate calculation shall be made to arrive at the net asset value per share and dividends of each class of shares of the Fund.

      Net investment income for the Funds for dividend purposes consists of (i) interest accrued and original issue discount earned on a Fund's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Fund and the general expenses of the Company prorated to a Fund on the basis of its relative net assets, plus dividend or distribution income on a Fund's assets.

DIVIDENDS AND DISTRIBUTIONS OF NFT

      MONEY MARKET FUNDS. Net income for dividend purposes consists of (i) interest accrued and original issue discount earned on the Fund's assets, (ii) plus the amortization of market discount (including, in the case of the Tax Exempt Fund, market discount on tax-exempt obligations purchased after April 30,
1993) and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Fund and the general expenses of Nations Funds prorated to a Fund on the basis of its relative net assets. Shares of the Money

Market Funds begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (e.g., the settlement date).

      NON-MONEY MARKET FUNDS. With respect to the Non-Money Market Funds, net investment income for dividend purposes consist of items (i), (ii) and (iii) discussed above with respect to the Money Market Funds and dividend or distribution income on such assets.

      Shares of the Bond Funds are eligible to begin earning dividends that are declared on the day the purchase order is executed and continue to be eligible for dividends through and including the day before the redemption order is executed. Shares of the Equity Funds and the Balanced Fund are eligible to receive dividends when declared, provided however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed.

                   ADDITIONAL INFORMATION CONCERNING TAXES
                   ---------------------------------------

      The following information supplements and should be read in conjunction with the Prospectus section entitled "Tax Information." The Prospectuses of the Funds describe generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning Federal income taxes.

GENERAL

      The Companies intend to qualify each Fund as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus, the provisions of the Code applicable to regulated investment companies generally will be applied to each Fund, rather than to a Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, the Funds will not be taxed on net investment income and capital gains distributed to shareholders.

      Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

      Each Fund also must distribute or be deemed to distribute to its shareholders at least 90% of its net investment income which for this purpose, includes net short-term capital gains earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 3 of the following taxable year will be treated as paid by December 31 the first taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

      In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

EXCISE TAX

      A 4% nondeductible excise tax will be imposed on each Fund (other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

PRIVATE LETTER RULING

      In order for a Fund to maintain regulated investment company status under the Code, its dividends, including--for this purpose--capital gain distributions, must not constitute "preferential dividends," within the meaning of Section 562(c) of the Code. The Companies have received a private letter ruling from the Internal Revenue Service ("IRS") generally to the effect that the following will not give rise to preferential dividends: differing fees imposed on the different classes of shares with respect to servicing, distribution and administrative support services, and transfer agency arrangements; differing sales charges on purchases and redemptions of such shares; and conversion features resulting in the Companies paying different dividends or distributions on the different classes of shares.

TAXATION OF FUND INVESTMENTS

      Except as provided herein, gains and losses on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

      Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

      If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, such Fund will subtract the premium received from its cost basis in the securities purchased.

      The amount of any gain or loss realized by a Fund on closing out a regulated futures contract will generally result in a realized capital gain or loss for Federal income tax purposes. Regulated futures contracts held at the end of each fiscal year will be required to be "marked to market" for Federal income tax purposes pursuant to Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, will generally be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the "60%/40%" rule.

      Under Section 988 of the Code, a Fund will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse tax impact.

      Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

      If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

      If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to Federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to Federal income tax or the interest charge with respect to its interest in the PFIC.

FOREIGN TAXES

      Income and dividends received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company, which may be claimed either as a credit or deduction by the shareholders. Only the Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund expect to qualify for the election. However, even if a Fund qualifies for the election, foreign taxes will only pass-through to a Fund shareholder if (i) the shareholder holds the Fund shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the shareholder becomes entitled to receive Fund dividends corresponding with the pass-through of the foreign taxes paid by the Fund, and (ii) with respect to foreign source dividends received by the Fund on shares giving rise to foreign tax, the Fund holds the shares during the 30 day period beginning 15 days prior to the date upon which the Fund becomes entitled to the dividend.

CAPITAL GAIN DISTRIBUTIONS

      Distributions which are designated by a Fund as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

OTHER DISTRIBUTIONS

      Although dividends will be declared daily based on each Money Market Fund's and the Government Securities Fund's daily earnings, for Federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For Federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year a Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that each Fund's net income, on an annual basis, will equal the dividends declared during the year.

DISPOSITION OF FUND SHARES

      A disposition of Fund shares pursuant to a redemption (including a redemption in-kind) or an exchange will ordinarily result in a taxable capital gain or loss, depending on the amount received for the Shares (or are deemed to be received in the case of an exchange) and the cost of the shares.

      If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

      If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

FEDERAL INCOME TAX RATES

      As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

CORPORATE SHAREHOLDERS

      Corporate shareholders of the Funds may be eligible for the dividends-received deduction on dividends distributed out of a Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must generally hold the shares upon which the dividend is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the Fund's distribution qualifying for the deduction.

FOREIGN SHAREHOLDERS

      Under the Code, distributions of net investment income by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. fiduciaries have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Distributions of net long-term capital gains are generally not subject to tax withholding, and beginning in 1999, the Funds will be permitted to estimate the portion of their distributions qualifying as capital gain distributions.

BACKUP WITHHOLDING

      The Companies may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, if the shareholder fails to certify that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Trust that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Companies could subject the investor to penalties imposed by the IRS.

TAX-DEFERRED PLANS

      The Funds are available for a variety of tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. A Tax Free Bond Fund, however, is generally not a suitable investment for tax-deferred plans because such plans which are generally tax exempt, would not gain any benefit from the tax-exempt nature of the Tax Free Bond Fund's dividends. Investors should contact their Selling Agents for details concerning retirement plans.

SPECIAL TAX CONSIDERATIONS PERTAINING TO THE MUNICIPAL INCOME FUND, SHORT-TERM MUNICIPAL INCOME FUND, INTERMEDIATE MUNICIPAL BOND FUND, THE STATE INTERMEDIATE MUNICIPAL BOND FUNDS AND THE STATE MUNICIPAL BOND FUNDS

      The Municipal Income Fund, Short-Term Municipal Income Fund, Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds (each, a "Tax-Free Fund" and collectively the "Tax-Free Bond Funds") are designed to provide investors with a high level of income exempt from Federal and, with respect to the Florida Intermediate Municipal Bond Fund and Florida Municipal Bond Fund, Georgia Intermediate Municipal Bond Fund and Georgia Municipal Bond Fund, Maryland Intermediate Municipal Bond Fund and Maryland Municipal Bond Fund, North Carolina Intermediate Municipal Bond Fund and North Carolina Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund and South Carolina Municipal Bond Fund, Tennessee Intermediate Municipal Bond Fund and Tennessee Municipal Bond Fund, and Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund, Florida state intangibles tax, and the Georgia, Maryland, North Carolina, South Carolina, or Virginia state income tax, and the Tennessee Hall Income Tax on unearned income, respectively. Florida and Texas do not presently impose any income tax but Florida currently imposes a state intangibles tax on intangible personal property.

      Each Tax-Exempt Bond Fund intends that at least 50% of the value of its total assets at the close of each quarter of its taxable years will consist of obligations the interest on which is exempt from Federal income tax, so that they will qualify under the Code to pay "exempt-interest dividends." The portion of total dividends paid by the Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Long-term and/or short-term capital gain distributions will not constitute exempt-interest dividends and will be taxed as capital gain or ordinary income dividends, respectively. The exemption of interest income derived from investments in tax-exempt obligations for Federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

      Not later than 60 days after the close of its taxable year, each Tax-Exempt Bond Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Fund will not be deductible to the extent that the Fund's distributions are exempt from Federal income tax.

      In addition, the Federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds" issued after August 7, 1986. To the extent that a Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in the Fund. Furthermore, shareholders will not be permitted to deduct any of their share of the Fund's expenses in computing their AMT. With respect to a corporate shareholder of such Funds, exempt-interest dividends paid by a Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its Federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their tax advisors.

      Distributions other than exempt-interest dividends, including distributions of interest in Municipal Securities issued by other issuers and all long-term and short-term capital gains will be subject to state income tax (other than Florida and Texas) unless specifically exempted by statute including, in the case of Virginia, statutory provisions creating the agency or political subdivision.

      Florida does not impose a personal income tax, but does impose an annual intangible personal property tax on intangible personal property (including but not limited to stocks or shares of business trusts or mutual funds) held by persons domiciled in the State of Florida, regardless of where such property is kept. Florida counsel has, however, advised the Fund that shares in the Nations Florida Intermediate Municipal Bond Fund and the Nations Florida Municipal Bond Fund shall not be subject to Florida's intangible personal property tax if on January 1 of each tax year the portfolio of such Fund consists exclusively of obligations of the government of the United States of America, its agencies, instrumentalities, the Commonwealth of Puerto Rico, the government of Guam, the government of American Samoa, the government of the Northern Mariana Islands, the State of Florida, its political subdivisions, municipalities or other taxing districts. Nations Funds has received a Technical Assistance Advisement from the Florida Department of Revenue confirming the foregoing.

      Although the Nations Florida Intermediate Municipal Bond Fund and Nations Florida Municipal Bond Fund anticipate that the portfolio will exclusively contain assets that are exempt from Florida's intangible personal property tax on January 1 of each tax year, it may be possible that the portfolio will have a small portion of its assets invested temporarily in assets on such date which are not exempt from Florida's annual intangible personal property tax. In this situation, only the portion of the net asset value of the portfolio which is made up of direct obligations of the United States of America, its agencies, territories and possessions (as described above) may be removed from the net asset value for purposes of computing the intangible personal property tax. The remaining net asset value of the portfolio and hence a portion of the net asset value of the shares in the Nations Florida Intermediate Municipal Bond Fund and Nations Florida Municipal Bond Fund would be subject to the intangible personal property tax. Notice as to the tax status of your shares will be mailed to you annually. Owners of shares in the Nations Florida Intermediate Municipal Bond Fund or Nations Florida Municipal Bond Fund should consult their tax advisers with specific reference to their own tax situation if advised that a portion of the portfolio of such Funds consisted on January 1 of any year of assets which are not exempt from Florida's annual intangible personal property tax. Such annual intangible personal property tax, if any, is due and payable on June 30 of such year in which the tax liability arises.

      The Georgia state intangibles tax was legislatively repealed by action of the General Assembly during the 1996 Session and was also repealed by a constitutional amendment approved by the voters of Georgia on November 5, 1996. The repeal of the Georgia intangibles tax was made retroactively effective to January 1, 1996.

      Nations Maryland Intermediate Municipal Bond Fund's and Nations Maryland Municipal Bond Fund's shareholders who are residents of Maryland must add to their Federal adjusted gross income 50% of their Federal tax preference items (which include interest amounts from private activity bonds) the sum total of which is in excess of $10,000 for an individual return (or $20,000 for a joint return) when determining their Maryland adjusted gross income Shareholders who are nonresidents of Maryland are required to include only those tax preference items that are based on income taxable in Maryland.

      Although any net capital gain recognized with respect to the sale or exchange of shares of a Fund may be subject to the South Carolina state income tax, individuals, estates and trusts are entitled to a deduction for South Carolina taxable income purposes equal to 44% of the net capital gain recognized from the sale or exchange of an asset which has been held for a period of two or more years. In the case of estates or trusts, the deduction is applicable only to income taxed to the estate or trust or individual beneficiaries and not income passed through to nonindividual beneficiaries.

      The Tennessee Hall Income Tax imposes a tax on income received by way of dividends from stock or interest on bonds. Dividends from a qualified regulated investment company are exempt from the Hall Income Tax, but only to the extent attributable to interest on bonds or securities of the U.S. Government or any agency or instrumentality thereof or on bonds of the State of Tennessee or any county or any municipality or political subdivision thereof, including any agency, board, authority or commission of any of the above.

OTHER MATTERS

      Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by a Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

      The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to Federal, state, local or foreign taxes.

                       DIRECTORS/TRUSTEES AND OFFICERS
                       -------------------------------

      The directors/trustees and executive officers of each Company and their principal occupations during the last five years are set forth below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Those directors who are "interested persons" of a Company (as defined in the 1940 Act) are indicated by an asterisk(*).

                                                        PRINCIPAL OCCUPATIONS
                                                        DURING PAST 5 YEARS
                               POSITION WITH            AND CURRENT
NAME ADDRESS AND AGE           THE COMPANIES            DIRECTORSHIPS
--------------------           -------------            -------------

Edmund L. Benson, III, 61      Director/Trustee         Director, President
Saunders & Benson, Inc.                                 and Treasurer,
728 East Main Street                                    Saunders & Benson,
Suite 400                                               Inc. (Insurance);
Richmond, VA 23219                                      Trustee, Nations
                                                        Institutional Reserves
                                                        and Nations Fund
                                                        Trust, Director,
                                                        Nations Fund, Inc.,
                                                        Nations LifeGoal
                                                        Funds, Inc., and
                                                        Nations Fund
                                                        Portfolios, Inc.

James Ermer, 55                Director/Trustee         Senior Vice
13705 Hickory Nut Point                                 President-Finance, CSX
Midlothian, VA  23112                                   Corporation
                                                        (transportation and
                                                        natural resources);
                                                        Director, National Mine
                                                        Service; Director,
                                                        Lawyers Title
                                                        Corporation; Trustee,
                                                        Nations Institutional
                                                        Reserves and Nations
                                                        Fund Trust; Director,
                                                        Nations Fund, Inc.,
                                                        Nations LifeGoal
                                                        Funds, Inc., and
                                                        Nations Fund
                                                        Portfolios, Inc.

William H. Grigg, 65           Director /Trustee        Chairman Emeritus, Duke
Duke Power Co.                                          Power Co., since July,
422 South Church Street                                 1997; April 1994 to July
PB04G                                                   1997, Chairman and Chief
Charlotte, NC  28242-0001                               Executive Officer;
                                                        November 1991 to April
                                                        1994, Vice Chairman,
                                                        from April 1988 to
                                                        November 1991, Executive
                                                        Vice President --
                                                        Customer Group,
                                                        Director, Coltec
                                                        Industries, Hatteras
                                                        Income Securities, Inc.,
                                                        Nations Government
                                                        Income Term Trust 2003,
                                                        Inc., Nations Government
                                                        Income Term Trust 2004,
                                                        Inc., Nations Balanced
                                                        Target Maturity Fund,
                                                        Inc., Nations Fund,
                                                        Inc., Nations LifeGoal
                                                        Funds, Inc. and
                                                        Nations Fund
                                                        Portfolios, Inc.;
                                                        Trustee, Nations
                                                        Institutional Reserves
                                                        and Nations Fund Trust.


Thomas F. Keller, 66           Director/Trustee         R.J. Reynolds Industries
Fuqua School of Business                                Professor of Business
P.O. Box 90120                                          Administration and
Duke University                                         former Dean, Fuqua
Durham, NC 27708                                        School of Business, Duke
                                                        University; Director,
                                                        LADD Furniture, Inc.;
                                                        Director, Wendy's
                                                        International Inc.,
                                                        American Business
                                                        Products, Dimon Inc.,
                                                        Biogen, Inc., Hatteras
                                                        Income Securities, Inc.,
                                                        Nations Government
                                                        Income Term Trust 2003,
                                                        Inc., Nations Government
                                                        Income Term Trust 2004,
                                                        Inc., Nations Balanced
                                                        Target Maturity Fund,
                                                        Inc., Nations Fund,
                                                        Inc., Nations LifeGoal
                                                        Funds, Inc., and Nations
                                                        Fund Portfolios, Inc.;
                                                        Trustee, Nations
                                                        Institutional
                                                        Reserves, Nations Fund
                                                        Trust, the Mentor
                                                        Funds, Mentor
                                                        Institutional Trust,
                                                        Cash Resource Trust.


Carl E. Mundy, Jr., 63         Director/Trustee         Commandant, United
9308 Ludgate Drive                                      States Marine Corps,
Alexandria, VA  22309                                   from July 1991 to July
                                                        1995; Commanding
                                                        General, Marine Forces
                                                        Atlantic, from June 1990
                                                        to June 1991; Director,
                                                        Nations Fund, Inc.,
                                                        Nations LifeGoal Funds,
                                                        Inc., and Nations Fund
                                                        Portfolios, Inc.;
                                                        Trustee, Nations
                                                        Institutional Reserves
                                                        and Nations Fund
                                                        Trust.


James B. Sommers*, 59          Director/Trustee         President, NationsBank
                                                        Trust, from

                                                        PRINCIPAL OCCUPATIONS
                                                        DURING PAST 5 YEARS
                               POSITION WITH            AND CURRENT
NAME ADDRESS AND AGE           THE COMPANIES            DIRECTORSHIPS
--------------------           -------------            -------------
                                                        January 1992 to
                                                        September 1996;
                                                        Executive Vice
                                                        President, NationsBank
                                                        Corporation, from
                                                        January 1992 to May
                                                        1997; Principal,
                                                        Bainbridge & Associates;
                                                        Partner, Villa LLC;
                                                        Chairman, Central
                                                        Piedmont Community
                                                        College Foundation;
                                                        Trustee, Central
                                                        Piedmont Community
                                                        College; Board of
                                                        Commissioners,
                                                        Charlotte/Mecklenberg
                                                        Hospital Authority;
                                                        Director, Nations Fund,
                                                        Inc., Nations Fund
                                                        Portfolios, Inc. and
                                                        Nations LifeGoal Funds,
                                                        Inc.; Trustee, Nations
                                                        Institutional Reserves
                                                        and Nations Fund Trust.


A. Max Walker*, 76             President,               Financial consultant;
4580 Windsor Gate Court        Director/Trustee and     Formerly, President, A.
Atlanta, GA 30342              Chairman of the Board    Max Walker, Inc.;
                                                        Director and Chairman of
                                                        the Board, Hatteras
                                                        Income Securities, Inc.,
                                                        Nations Government
                                                        Income Term Trust 2003,
                                                        Inc., Nations Government
                                                        Income Term Trust 2004,
                                                        Inc., Nations Balanced
                                                        Target Maturity Fund,
                                                        Inc., Nations Fund,
                                                        Inc., Nations LifeGoal
                                                        Funds, Inc., and Nations
                                                        Fund Portfolios. Inc.;
                                                        President and Chairman
                                                        of the Board of
                                                        Trustees, Nations
                                                        Institutional Reserves
                                                        and Nations Fund
                                                        Trust.

Charles B. Walker, 59          Director/Trustee         Since 1989, Director,
Ethyl Corporation                                       Executive Vice
330 South Fourth Street                                 President, Chief
Richmond, VA 23219                                      Financial Officer and
                                                        Treasurer, Ethyl
                                                        Corporation (chemicals,
                                                        plastics, and aluminum
                                                        manufacturing); since
                                                        1994, Vice Chairman,
                                                        Ethyl Corporation and
                                                        Vice Chairman, Chief
                                                        Financial Officer and
                                                        Treasurer, Albemarle
                                                        Corporation, Director,
                                                        Nations Fund, Inc.,
                                                        Nations LifeGoal Funds,
                                                        Inc, and Nations Fund
                                                        Portfolios, Inc.;
                                                        Trustee, Nations
                                                        Institutional Reserves
                                                        and Nations Fund Trust.


Thomas S. Word, Jr.*, 60       Director/Trustee         Partner, McGuire Woods
McGuire, Woods, Battle &                                Battle & Boothe (law);
Boothe                                                  Director, Vaughan
One James Center                                        Bassett Furniture
Richmond, VA  23219                                     Company, Director VB
                                                        Williams Furniture
                                                        Company, Inc.;
                                                        Director, Nations
                                                        Fund, Inc., Nations
                                                        LifeGoal Funds, Inc.,
                                                        and Nations Fund
                                                        Portfolios, Inc.;
                                                        Trustee, Nations
                                                        Institutional Reserves
                                                        and Nations Fund Trust.


Richard H. Blank, Jr., 41                               Since 1994, Vice
Stephens Inc.                  Secretary                President of Mutual
                                                        Fund Services,
                                                        Stephens Inc. 1990 to
                                                        1994, Manager Mutual
                                                        Fund Services,
                                                        Stephens Inc. 1983 to
                                                        1990, Associate in
                                                        Corporate Finance
                                                        Department, Stephens
                                                        Inc.; Secretary,
                                                        Nations Institutional
                                                        Reserves, Nations Fund
                                                        Trust, Nations Fund,
                                                        Inc., Nations LifeGoal
                                                        Funds, Inc., and
                                                        Nations Fund
                                                        Portfolios, Inc.

Michael W. Nolte, 37            Assistant Secretary     Associate, Financial
Stephens Inc.                                           Services Group of
                                                        Stephens Inc.

                                                        PRINCIPAL OCCUPATIONS
                                                        DURING PAST 5 YEARS
                               POSITION WITH            AND CURRENT
NAME ADDRESS AND AGE           THE COMPANIES            DIRECTORSHIPS
--------------------           -------------            -------------

Louise P. Newcomb, 45          Assistant Secretary      Corporate Syndicate
Stephens Inc.                                           Associate, Stephens
                                                        Inc.

James E. Banks, 42             Assistant Secretary      Since 1993, Attorney,
Stephens Inc.                                           Stephens Inc.;
                                                        Associate Corporate
                                                        Counsel, Federated
                                                        Investors; from 1991
                                                        to 1993, Staff
                                                        Attorney, Securities
                                                        and Exchange
                                                        Commission from 1988
                                                        to 1991

Richard H. Rose, 43            Treasurer                Since 1994, Vice
First Data Investor Services                            President, Division
Group, Inc.                                             Manager, First Data
One Exchange Place                                      Investor Services
Boston, MA 02109                                        Group, Inc. since
                                                        1988, Senior Vice
                                                        President, The Boston
                                                        Company Advisors.
                                                        Inc.; Treasurer,
                                                        Nations Institutional
                                                        Reserves, Nations Fund
                                                        Trust, Nations Fund,
                                                        Inc., Nations LifeGoal
                                                        Funds, Inc., and
                                                        Nations Fund
                                                        Portfolios, Inc.

Steven Levy, 33                Assistant Treasurer      Since 1997, Vice
                                                        President of Fund
                                                        Accounting, First Data
                                                        Investor Services Group,
                                                        Inc.; Prior to 1997,
                                                        Investment Operations
                                                        Manager, Franklin
                                                        Templeton Group and
                                                        Assistant Vice President
                                                        of Fund Accounting,
                                                        Scudder Stevens and
                                                        Clark, Inc.

      Mr. Rose serves as Treasurer to certain other investment companies for which First Data Investors Services Group, Inc. (the "Co-Administrator") or its affiliates serve as sponsor, distributor, administrator and/or investment adviser.

      Each Director of Nations Fund Inc. is also a Trustee of Nations Fund Trust and Nations Institutional Reserves and a Director of Nations Fund Portfolios, Inc., each a registered investment company that is part of the Nations Funds Family. Richard H. Blank, Jr., Richard H. Rose, Steven Levy, Michael W. Nolte, Louise P. Newcomb and James E. Banks. Jr. also are officers of Nations Fund Trust, Nations Institutional Reserves and Nations Fund Portfolios, Inc.

      Each Director/Trustee receives (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each Fund of each Company, plus
(ii) a fee of $1,000 for attendance at each "in-person" meeting of the Board of Directors/Trustees (or committee thereof). All Directors/Trustees receive reimbursements for expenses related to their attendance at meetings of the Board of Directors/Trustees. Officers receive no direct remuneration in such capacity from the Companies. No person who is an officer, director, trustee, or employee of NationsBank or its affiliates serves as an Officer, Director, Trustee or employee of the company. As of the date of this SAI, the directors and officers of each Company as a group owned less than 1% of the outstanding shares of each of the Funds.

      Each Company has adopted a Code of Ethics which, among other things, prohibits each access person of the Company from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Fund, or (ii) was being purchased or sold by a Fund. For purposes of the Code of Ethics, an access person means (i) a director or officer of a Company, (ii) any employee of a Company (or any company in a control relationship with a Company) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by a Company, and (iii) any natural person in a control relationship with a Company who obtains information concerning recommendations made to a Company regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to a Company any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the Code of Ethics generally requires that a Company's access persons, other than its "disinterested" directors, submit reports to a Company's designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund.

NATIONS FUNDS RETIREMENT PLAN

      Under the terms of the Nations Funds Retirement Plan for Eligible Directors/Trustees (the "Retirement Plan"), each director may be entitled to certain benefits upon retirement from the Board of Director. Pursuant to the Retirement Plan, the normal retirement date is the date on which the eligible director/trustee has attained age 65 and has completed at least five years of continuous service with one or more of the open-end investment companies ("Funds") advised by the Adviser. If a director/trustee retires before reaching age 65, no benefits are payable. Each eligible director/trustee is entitled to receive an annual benefit from the Funds commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of the aggregate director's/trustee's fees payable by the Funds during the calendar year in which the director's/trustee's retirement occurs multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible director/trustee in quarterly installments for a period of no more than five years. If an eligible director/trustee's dies after attaining age 65, the director's/trustees surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the director/trustee if he had not died. The Retirement Plan is unfunded. The benefits owed to each director/trustee are unsecured and subject to the general creditors of the Funds.

NATIONS FUNDS DEFERRED COMPENSATION PLAN

      Under the terms of the Nations Funds Deferred Compensation Plan for Eligible Directors (the "Deferred Compensation Plan"), each director/trustee may elect, on an annual basis, to defer all or any portion of the annual board fees (including the annual retainer and all attendance fees) payable to the director/trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring directors to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Funds. Distributions from the deferring directors', trustees, deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five years beginning on the date the deferring director's/trustees retirement benefits commence under the Retirement Plan. The Board of Directors/Trustees, in its sole discretion, may accelerate or extend such payments after a director's, trustees, termination of service. If a deferring director/trustee dies prior to the commencement of the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a lump sum as soon as practicable after the director's, trustees, death. If a deferring director dies after the commencement of such distribution, but prior to the complete distribution of his deferral account, the balance of the amounts credited to his deferral account will be distributed to his designated beneficiary over the remaining period during which such amounts were distributable to the director. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring directors have the status of unsecured creditors of the Funds from which they are deferring compensation.

                               COMPENSATION TABLE


                                                                      PENSION OR       ESTIMATED        TOTAL
                                       AGGREGATE      AGGREGATE       RETIREMENT        ANNUAL       COMPENSATION
                        AGGREGATE    COMPENSATION   COMPENSATION   BENEFITS ACCRUED    BENEFITS    FROM REGISTRANT
   NAME OF PERSON     COMPENSATION       FROM           FROM       AS PART OF FUND       UPON         AND FUND
    POSITION (1)      FROM NFT (2)      NFI (2)        NFP (2)         EXPENSES       RETIREMENT    COMPLEX (3)(4)
    --------            ----------     ----------      ---------        ---------     ----------    -------------

Edmund L. Benson, III,   $24,500.00     $11,000.00      $7,500.00        $4,431.53      $30,000.00     $86,201.07
Trustee

James Ermer              $24,500.00     $11,000.00      $7,500.00        $4,431.53      $30,000.00    $59,000.00
Trustee

William H. Grigg         $24,500.00     $11,000.00      $7,500.00        $4,431.53      $30,000.00   $117,533.68
Trustee

Thomas F. Keller         $24,500.00     $11,000.00      $7,500.00        $4,431.53      $30,000.00   $116,115.17
Trustee

Carl E. Mundy, Jr.       $23,500.00     $10,000.00      $6,500.00        $4,431.53      $30,000.00    $54,000.00
Trustee

James Sommers            $18,625.00      $8,250.00      $5,375.00        $4,431.53      $30,000.00    $43,875.00
Trustee

A. Max Walker            $26,500.00     $13,000.00      $9,500.00        $4,431.53      $35,000.00    $89,000.00
Chairman of the Board

Charles B. Walker        $24,500.00     $11,000.00      $7,500.00        $4,431.53      $30,000.00    $59,000.00
Trustee

Thomas S. Word           $24,500.00     $11,000.00      $7,500.00        $4,431.53      $30,000.00   $109,255.23
Trustee

(1) All directors/trustees receive reimbursements for expenses related to their attendance at meetings of the Board of Directors/Trustees. Officers of the Companies receive no direct remuneration in such capacity from the Companies.

(2) For the twelve-month period ending March 31, 1998, each Director/Trustee receives (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each Fund of the Companies, plus (ii) a fee of $1,000 for attendance at each "in-person" meeting of the Board of Trustees (or committee thereof) and $500 for attendance at each other meeting of the Board of Directors/Trustees (or Committee thereof).

(3) Messrs. Grigg, Keller and A.M. Walker receive compensation from nine investment companies that are deemed to be part of the Nations Funds "fund complex," as that term is defined under Rule 14a-101 of the Securities Exchange Act of 1934, as amended. Messrs. Benson, Ermer, C. Walker, Sommers, Mundy and Word receive compensation from five investment companies deemed to be part of the Nations Funds complex.

(4) Total compensation amounts include deferred compensation (including interest) payable to or accrued for the following Trustees: Edmund L. Benson, III $53,201; William H. Grigg $94,534; Thomas F. Keller $93,115; and Thomas S. Word $102,255.

SHAREHOLDER AND TRUSTEE LIABILITY

      Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and that every note, bond, contract, order, or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

      The Declaration of Trust states further that no Trustee, officer, or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment, or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of the Trust; nor shall any Trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties as Trustee. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the trust property for payment.

      With the exceptions stated, the Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a Trustee, and that the Trustees have the power, but not the duty, to indemnify officers and employees of the Trust unless any such person would not be entitled to indemnification had he or she been a Trustee.
                  INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY,
       TRANSFER AGENCY, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS

THE COMPANIES AND ITS COMMON STOCK

      Nations Fund Inc. is an open-end diversified management investment company organized as a corporation under the laws of the State of Maryland on December 13, 1983. NFI had no operations prior to December 15, 1986. Effective October 2, 1989, NFI changed its name from Silver Star Fund, Inc. to Hatteras Funds, Inc., effective May 1, 1992 NFI began doing business under the name Nations Fund Portfolios and effective September 24, 1992 NFI changed its name to Nations Fund, Inc. NFI's fiscal year end is March 31; prior to 1996, the NFI's fiscal year end was May 31. NFI offers shares of common stock which represent interests in one of nine separate Funds. This SAI relates to the following Funds of NFI:
Prime Fund, Treasury Fund, Equity Income Fund, Government Securities Fund, International Equity Fund, International Fund Growth, International Value Fund, Small Company Growth Fund and U.S. Government Bond Fund (collectively, the "Funds"). Each Fund offers the following separate classes of shares (Primary A Shares, Primary B Shares, Investor A Shares, Investor B, Investor C and Daily Shares) of the Money Market Funds and (Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares and Investor C Shares) of the Non-Money Market Funds. Shares of each Fund of the Company are redeemable at the net asset value (less any applicable contingent deferred sales charge ("CDSC") thereof at the option of the holders thereof or in certain circumstances at the option of the Company. For information concerning the methods of redemption and the rights of share ownership, consult the Prospectuses under the captions "How To Buy Shares," "How To Redeem Shares" and "Organization And History."

      Nations Fund Trust is a Massachusetts business trust. Nations Fund Trust was organized on May 6, 1985 under the name "MarketMaster Trust," and in March 1992 changed its name to "Nations Fund," and in September 1992 changed its name to "Nations Fund Trust." The Trust's fiscal year end is March 31; prior to 1996, the Trust's fiscal year end was November 30. The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of units of beneficial interest ("shares") and to classify or reclassify any unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of thirty-seven series of shares which are described in this SAI. Each Money Market Fund of NFT is divided into six classes of shares: Investor A Shares, Investor B Shares, Investor C Shares, Daily Shares, Primary A Shares and Primary B Shares. Each Non-Money Market Fund generally is divided into five classes of shares: Investor A Shares, Investor B Shares, Investor C Shares, Primary A Shares and Primary B Shares. However, the Equity Index Fund only issues Primary A Shares, Primary B Shares and Investor A Shares.

      Nations Fund Portfolios, Inc. is an open-end diversified management investment company organized as a corporation under the laws of the State of Maryland on January 23, 1995. NFP offers shares of common stock which represent interests in one of three separate Funds. This SAI relates to the following Funds of NFP: the Emerging Markets Fund, the Pacific Growth Fund and the Global Government Income Fund. Each Fund offers the following separate classes of shares: Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares and Investor C Shares. Shares of each Fund of NFP are redeemable at the net asset value (less any applicable CDSC thereof at the option of the holders thereof or in certain circumstances at the option of NFP. For information concerning the methods of redemption and the rights of share ownership, consult the Prospectuses under the captions "How To Buy Shares," "How To Redeem Shares" and "Organization And History."

      Shares have no preemptive rights and only such conversion or exchange rights as the Boards may grant in thier discretion. When issued for payment as described in the Prospectuses, Fund shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of a Company or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the Company's respective investment portfolios, of any general assets of the Company not belonging to any particular investment portfolio which are available for distribution. Shareholders of a Fund are entitled to participate, in proportion to the net asset value of the class or series of shares held, in the net distributable assets of a particular Fund involved in liquidation, based on the number of shares of the Fund that are held by such shareholders.

      As stated in the Prospectuses, shareholders of each of the Funds will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Boards determine that the matter to be voted upon affects only the interests of the holders of a particular class or series of shares. In addition, shareholders of each investment portfolio of a Company will vote in the aggregate and not by portfolio, except as otherwise expressly required by law or when the Board determines that the matter to be voted upon affects only the interests of shareholders of a particular portfolio. Rule 18f-2 (the "Rule") under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by the matter. An investment portfolio is affected by a matter unless it is clear that the interests of each investment portfolio in the matter are substantially identical or that the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of Board members may be effectively acted upon by shareholders of such Company voting together in the aggregate without regard to a particular investment portfolio.

      As used in this SAI and in the Prospectuses, the term "majority of the outstanding shares" of a Company, a particular Fund or a particular class of shares of a Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of a Company, Fund or class (as appropriate) present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares entitled to vote, are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Company, Fund or class.

      The Boards of Directors/Trustees may classify or reclassify any unissued shares of a Company into shares of any class, classes or Fund in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares and, pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any Fund or class. Any such classification or reclassification will comply with the provisions of the 1940 Act. Fractional shares shall have the same rights as full shares to the extent of their proportionate interest.

      Because certain of the Prospectuses combine disclosure on two separate open-end management investment companies, there is a possibility that one investment company might become liable for a misstatement, inaccuracy or incomplete disclosure in such Prospectuses concerning the other investment company. Nations Fund Trust and Nations Fund, Inc. have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in such Prospectuses.

INVESTMENT ADVISER

      NBAI serves as investment adviser to all of the Funds of the Companies, pursuant to Investment Advisory Agreements dated January 1, 1996, and amended thereafter. Brandes serves as investment sub-adviser to the International Value Fund, pursuant to an Investment Sub-Advisory Agreement dated as of April 8, 1998. Gartmore serves as investment sub-adviser to Funds of NFP and to the International Equity Fund and International Growth Fund, pursuant to Investment Sub-Advisory Agreements dated January 1, 1996, and amended thereafter. Boatmen's serves as investment sub-adviser to the Government Bond Fund, pursuant to an Investment Sub-Advisory Agreement dated July 31, 1997. Marsico Capital serves as investment sub-adviser to the Marsico Focused Equities Fund and Marsico Growth & Income Fund, pursuant to an Investment Sub-Advisory Agreement, dated _______. TradeStreet serves as investment sub-adviser to all other Funds of the NFI and NFT, pursuant to Investment Sub-Advisory Agreements, dated January 1, 1996, and amended thereafter.

      NBAI also serves as the investment adviser to the portfolios of Nations Institutional Reserves, Nations Annuity Trust, Nations LifeGoal Funds, Inc., each a registered investment company that is part of the Nations Funds Family. In addition, NBAI serves as the investment advisor to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the New York Stock Exchange. TradeStreet also serves as the sub-investment adviser to Nations Institutional Reserves, Nations Annuity Trust, Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc.

      NBAI and TradeStreet are each wholly owned subsidiaries of Nations Bank, N.A. ("NationsBank"), which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. Gartmore is a joint venture structured as a Delaware general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank and Gartmore U.S. Limited, an indirect wholly owned subsidiary of Gartmore Investment Management plc ("Gartmore plc"), a publicly listed U.K. company. National Westminster Bank plc and affiliated parties (collectively, "NatWest) own 100% of the equity of Gartmore plc. Gartmore is a registered investment adviser in the United States and a member of the Investment Management Regulatory Organization Limited, a U.K. regulatory authority. The respective principal offices of NBAI, TradeStreet and Gartmore are located at One NationsBank Plaza, Charlotte, N.C. 28255. Boatmen's is an indirect wholly owned subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. Boatmen's principal office is located at 100 North Broadway, St. Louis, Missouri 63178. Marsico Capital is located at 1200 17th Street, Suite 1300, Denver, CO 80202.
NationsBank has an option to purchase up to 50% of Marsico Capital.

      Prior to April 10, 1996, the predecessor to Gartmore, Nations Gartmore Investment Management ("Nations Gartmore"), provided sub-advisory services to NBAI and Nations International Equity Fund and Nations International Growth Fund. Nations Gartmore was a joint venture structured as a general partnership between NB Partner Corp. and Gartmore U.S. Limited. On April 10, 1996, NatWest purchased control of Gartmore plc from Compagnie de Suez, S.A. and affiliated entities (collectively, "Compagnie de Suez") through a two-part transaction involving (1) the direct purchase from Compagnie de Suez of its indirect subsidiary Indosuez UK Asset Management

Limited, which held 75% of the outstanding voting shares of Gartmore plc; and
(2) the acquisition of the remaining portion of Gartmore plc's shares held by public shareholders through a tender offer. This acquisition resulted in the change of control of Nations Gartmore and the creation of a successor entity, Gartmore. On July 17, 1996, the shareholders of Nations International Equity Fund and Nations International Growth Fund approved the new sub-advisory arrangements with Gartmore. There were no material changes to the personnel who provided service to NFP, the International Equity Fund, or the Nations International Growth Fund, and the change in ownership did not result in a change in the level of service provided NFP, the International Equity Fund, or the Nations International Growth Fund or the level of sub-advisory fees.

      Brandes Investment Partners, Inc. owns a controlling interest in Brandes Investment Partners, L.P. and serves as its General Partner. Charles Brandes is the controlling shareholder of Brandes Investment Partners, Inc. The principal offices of Brandes are located at 12750 High Bluff Drive, San Diego, CA 92130.

      Thomas F. Marsico is Chairman and Chief Executive Officer of Marsico Capital and has voting control of the company. Prior to forming Marsico Capital in September 1997, Mr. Marsico had 18 years of experience as a securities analyst/portfolio manager.

      Prior to January 1, 1996, NationsBank, through its investment management division, served as investment adviser to the Funds. NationsBank is successor to NationsBank of North Carolina, N.A. which was merged with and into NationsBank of South Carolina, N.A., effective January 3, 1995. The resulting entity was renamed NationsBank, N.A. (Carolinas). NationsBank is a wholly owned subsidiary of NationsBank Corporation, a bank holding company. Prior to June 30, 1992, NationsBank of Georgia, N.A. served as the Investment Adviser to the Trust. On December 31, 1991 an Agreement and Plan of Consolidation between NCNB Corporation ("NCNB") and C&S Sovran Corporation ("C&S/Sovran") was consummated whereby C&S/Sovran was merged into and became a wholly owned subsidiary of NCNB and NCNB changed its name to NationsBank Corporation. In anticipation of this transaction, the prior investment adviser for the Trust was changed from Sovran Bank, N.A., to C&S/Sovran Trust Company (Georgia), N.A. After the merger of C&S/Sovran and NCNB was completed, C&S Sovran Trust Company (Georgia), N.A., changed its name to NationsBank Trust Company (Georgia), N.A., and subsequently merged into NationsBank of Georgia, N.A. which continued to serve as the investment adviser to Nations Fund Trust until June 30, 1992. Prior to the merger of NCNB and C&S/Sovran, NationsBank (formerly NCNB National Bank of North Carolina) served and continues to serve as investment adviser to all of the Funds of the Trust pursuant to an amendment to its investment advisory agreements. NationsBank and NationsBank of Georgia, N.A. are wholly owned subsidiaries of NationsBank Corporation.

      Since 1874, NationsBank and its predecessors have been managing money for foundations, universities, corporations, institutions and individuals. Today, NationsBank affiliates collectively manage in excess of $50 billion, including the more than $27 billion in mutual fund assets. It is a company dedicated to a goal of providing responsible investment management and superior service. NationsBank is recognized for its sound investment approaches, which place it among the nation's foremost financial institutions. NationsBank and its affiliates organization makes available a wide range of financial services to its over 6 million customers through over 1700 banking and investment centers.

      Pursuant to the terms of the Investment Advisory Agreements and Sub-Advisory Agreements (at times, the "Advisory Agreements") with NBAI/Trustees, TradeStreet, Gartmore, Boatman's, Brandes and Marsico Capital, subject at all times to the control of the respective Companies' Boards of Directors/Trustees and conformance with the stated policies of each Company, NBAI, TradeStreet, Gartmore, Boatman's, Brandes and Marsico Capital each selects and manages the investments of the Funds. Each such advisory entity obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Funds.

      The Advisory Agreements for NBAI, TradeStreet, Gartmore, Boatmen's Brandes and Marsico Capital each provide that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties thereunder on the part of NBAI or Trade Street, respectively, or any of their respective officers, directors, employees or agents, NBAI or TradeStreet shall not be subject to liability to the Company or to any shareholder of the

Company for any act or omission in the course of, or connected with, rendering services under thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

      An Investment Advisory Agreement with NBAI shall become effective with respect to a Fund if and when approved by the Boards of a Company, and if so approved, shall thereafter continue from year to year, provided that such continuation of the Agreement is specifically approved at least annually by (a)
(i) the Company's Board of Directors/Trustees or (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Company's Directors/Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Directors of the Company), by votes cast in person at a meeting specifically called for such purpose. The respective Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by a Company (by vote of the Board of Directors/Trustees or by vote of a majority of the outstanding voting securities of the Fund) or by NBAI on 60 days' written notice.

      A Sub-Advisory Agreement with TradeStreet shall become effective with respect to each Fund as of its execution date and, unless sooner terminated, shall continue in full force and effect for one year, and may be continued with respect to each Fund thereafter, provided that the continuation of the Agreement is specifically approved at least annually by (a) (i) the Company's Board of Directors (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Company's Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Directors of the Company), by votes cast in person at a meeting specifically called for such purpose. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Company (by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund), or by NBAI, or by TradeStreet on 60 days' written notice.

      The Sub-Advisory Agreement with Gartmore was initially approved by NFP's Board of Directors on January 26, 1995 and by the initial shareholder on June 30, 1995. The Sub-Advisory Agreement will continue in effect for an initial term of two years from its effective date and continues in effect from year to year thereafter only if such continuance is specifically approved at least annually by the Company's Board of Directors and the affirmative vote of a majority of the directors who are not parties to the Sub-Advisory Agreement or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. The respective Funds, NBAI or Gartmore may terminate the Sub-Advisory Agreement, on 60 days' written notice without penalty. The Advisory Agreement terminates automatically in the event of its "assignment," as defined in the 1940 Act. The Sub-Advisory Agreement with Gartmore provides that Gartmore shall not be liable to the Company or to its shareholders for any act or omission by Gartmore or for any loss sustained by the Company or by its shareholders except in the case of Gartmore's willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of Gartmore, as the case may be.

      The Sub-Advisory Agreement with Boatmen's became effective on July 31, 1997 and it shall thereafter continue from year to year, provided that such continuation of the Agreement is specifically approved at least annually by
(a)(i) the Company's Board of Directors or (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Company's Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Directors of the Company), by votes cast in person at a meeting specifically called for such purpose. Each Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Company (by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund) or by the Adviser on 60 days' written notice. The Sub-Advisory Agreement provides that the Adviser shall not be liable to the Company or to its shareholders for any act or omission by Boatmen's or for any loss sustained by the Company or by its shareholders except in the case of such Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of such Adviser, as the case may be.

      The Sub-Advisory Agreement with Brandes was initially approved by NFI's Board of Directors on February 4, 1998. The Sub-Advisory Agreement will continue in effect for an initial term of two years from its effective date and continues in effect from year to year thereafter only if such continuance is specifically approved at least annually by the Company's Board of Directors and the affirmative vote of a majority of the directors who are not parties to the Sub-Advisory Agreement or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. The Fund, NBAI or Brandes may terminate the Sub-Advisory Agreement, on 60 days' written notice without penalty. The Sub-Advisory Agreement terminates automatically in the event of its "assignment," as defined in the 1940 Act. The Sub-Advisory Agreement with Brandes provides that Brandes shall not be liable to the Company or to its shareholders for any act or omission by Brandes or for any loss sustained by the Company or by its shareholders except in the case of Brandes' willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of Brandes, as the case may be.

      The Investment Sub-Advisory Agreement with Marsico Capital was initially approved by NFT's Board of Trustees on December 7, 1997 and is effective for a two year period and shall thereafter continue from year to year, provided that such continuation of the Agreement is specifically approved at least annually by
(a)(i) the Trust's Board of Trustees or (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Trust's Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose. The Investment Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund) or by NBAI on 60 days' written notice. The Sub-Advisory Agreement shall become effective for a two-year term with respect to each Fund as of its execution date and, unless sooner terminated, shall continue in full force and effect for one year, and may be continued with respect to each Fund thereafter, provided that the continuation of the Agreement is specifically approved at least annually by (a)(i) the Trust's Board of Trustees or (ii) the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Trust's Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

      The Adviser may waive a portion of its fees; however, any such waiver may be discontinued at any time. As discussed under the caption "Expenses," NBAI, TradeStreet and Gartmore will be required to reduce their fees from the Funds, in direct proportion to the fees payable by the Funds to NBAI, TradeStreet, Gartmore, Brandes, Boatmen's, Marsico Capital and the Administrator, if the expenses of the Funds exceed the applicable expense limitation of any state in which the Funds' shares are registered or qualified for sale.

      Subject to reduction in accordance with the expense limitation provisions which may be imposed by states in which the Funds' shares are qualified for sale, NBAI received fees from the Funds for its services as outlined in the following chart, which states the net advisory fees paid to NBAI, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 1998. The table below also states the advisory fees paid and waived by Barnett Capital Advisers, Inc. with respect to the Emerald International Equity Fund (predecessor to the International Value Fund) for the fiscal period November 30, 1997 through May 15, 1998.

                                                 ADVISORY FEES

                                                     Net Amount Paid            Amount Waived          Reimbursed by Adviser
                                                     ---------------            -------------          ---------------------
Prime Fund ........................................    $ 9,639,804               $ 1,588,170               $   0.00
Treasury Fund .....................................      5,843,938                   843,672                   0.00
Equity Income Fund ................................      4,731,858                      0.00                   0.00
Government Securities Fund ........................        606,485                   160,648                   0.00
International Equity Fund .........................      9,260,334                      0.00                   0.00
International Growth Fund .........................      4,491,759                   145,205                   0.00
International Value Fund ..........................       [INSERT]                  [INSERT]               [INSERT]
Small Company Growth Fund .........................        959,096                   419,890                   0.00
U.S. Government Bond Fund .........................        483,931                   385,271                   0.00
Government  Money Market Fund .....................        468,312                   954,231                   0.00

                                       76

Tax Exempt Fund ...................................      3,482,525                 5,239,935                   0.00
Value Fund ........................................     15,618,802                    49,168                   0.00
Capital Growth Fund ...............................      5,717,424                      0.00                   0.00
Disciplined Equity Fund ...........................      1,236,280                      0.00                   0.00
Equity Index Fund .................................      1,302,110                 2,088,839                   0.00
Emerging Growth Fund ..............................      2,836,719                      0.00                   0.00
Managed Index Fund ................................        360,994                   449,019                   0.00
Managed SmallCap Index Fund .......................           0.00                   419,108                   0.00
Managed Value Index Fund ..........................            670                    11,025                   0.00
Managed SmallCap Value Index Fund .................            193                     5,901                   0.00
Marsico Growth & Income Fund ......................           0.00                    10,919                   0.00
Marsico Focused Equities Fund .....................         27,032                      0.00                   0.00
Balanced Assets Fund ..............................      1,493,286                      0.00                   0.00
Short-Intermediate Gov't Fund .....................      2,708,669                 1,354,334                   0.00
Short-Term Income Fund ............................      1,006,049                 1,006,049                   0.00
Diversified Income Fund ...........................      1,440,010                   288,002                   0.00
Strategic Fixed Income Fund .......................      7,389,298                 1,760,101                   0.00
Municipal Income Fund .............................      1,495,049                   865,120                   0.00
Short-Term Municipal Income Fund ..................        143,891                   357,577                   0.00
Intermediate Municipal Bond Fund ..................      1,814,264                 1,420,175                   0.00
Florida Intermediate Municipal Bond Fund ..........        414,266                   371,186                   0.00
Georgia Intermediate Municipal Bond Fund ..........        305,490                   267,367                   0.00
Maryland Intermediate Municipal Bond Fund .........        216,531                   251,773                   0.00
North Carolina Intermediate
 Municipal Bond Fund ...............................        350,910                   325,600                   0.00
South Carolina Intermediate  Municipal Bond Fund ..        532,494                   471,252                   0.00
Tennessee Intermediate Municipal Bond Fund ........         67,179                   121,971                   0.00
Texas Intermediate Municipal Bond Fund ............        688,008                   601,927                   0.00
Virginia Intermediate Municipal Bond Fund .........        631,227                   484,093                   0.00
Florida Municipal Bond Fund .......................        144,492                   123,106                   0.00
Georgia Municipal Bond Fund .......................         33,480                    66,122                   0.00
Maryland  Municipal Bond Fund .....................         25,999                    82,546                   0.00
North  Carolina Municipal Bond Fund ...............         83,208                    94,452                   0.00
South Carolina Municipal Bond Funds ...............         42,805                    72,257                   0.00
Tennessee Municipal Bond Fund .....................          1,873                    57,822                   0.00
Texas Municipal Bond Fund .........................         26,062                    72,988                   0.00
Virginia Municipal Bond Fund ......................         56,750                    81,176                   0.00
Emerging Markets Fund .............................        988,113                      0.00                   0.00
Pacific Growth Fund ...............................        894,307                      0.00                   0.00
Global Government Income Fund .....................        288,379                      0.00                   0.00


NBAI received fees from the Funds for its services as outlined in the following chart, which states the net advisory fees paid to NBAI, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 1997. The table below also states the advisory fees paid and waived by Barnett Capital Advisers, Inc. with respect to the Emerald International Equity Fund (predecessor to the International Value Fund) for the fiscal year ended November 30, 1997.
                                                 ADVISORY FEES

                                                             Net Amt. Paid          Amount Waived        Reimbsd. by Advsr.
                                                            ---------------        ---------------       ------------------
Government  Money Market Fund .........................    $     595,369.00        $   1,087,306.00        $        0.00
Tax Exempt Fund .......................................        2,307,746.00            3,589,593.00                 0.00
Value Fund ............................................        9,794,835.00                    0.00                 0.00
Capital Growth Fund ...................................        5,714,094.00                    0.00                 0.00
Disciplined Equity Fund ...............................        1,064,026.00                    0.00                 0.00
Equity Index Fund .....................................          678,564.00            1,534,132.00                 0.00
Emerging Growth Fund ..................................        2,666,535.00                    0.00                 0.00
Managed Index Fund ....................................           12,069.00               86,414.00            22,720.00
Managed SmallCap Index Fund ...........................               13.00               44,990.00            18,619.00
Balanced Assets Fund ..................................        1,798,693.00                   00.0                  0.00
Short-Intermediate Gov't Fund .........................        1,886,178.00              943,089.00                 0.00
Short-Term Income Fund ................................          600,834.00              601,326.00                 0.00
Diversified Income Fund ...............................        1,000,615.00              200,123.00                 0.00
Strategic Fixed Income Fund ...........................        4,757,641.00              951,528.00                 0.00

                                       77

                                                             Net Amt. Paid          Amount Waived        Reimbsd. by Advsr.
                                                            ---------------        ---------------       ------------------
Municipal Income Fund .................................          323,476.00              305,497.00                 0.00
Short-Term Municipal Income Fund ......................           60,734.00              294,153.00                 0.00
Intermediate Municipal Bond  Fund .....................          189,645.00              277,372.00                 0.00
Florida Intermediate Municipal Bond Fund ..............          104,662.00              161,773.00                 0.00
Georgia Intermediate Municipal Bond Fund ..............          124,834.00              165,879.00                 0.00
Maryland Intermediate Municipal Bond  Fund ............          260,093.00              227,212.00                 0.00
North Carolina Intermediate Municipal Bond Fund .......           76,726.00              121,064.00                 0.00
South Carolina Intermediate Municipal Bond Fund .......          152,937.00              197,205.00                 0.00
Tennessee Intermediate  Municipal Bond Fund ...........           14,485.00               79,715.00                 0.00
Texas Intermediate Municipal Bond Fund ................           54,898.00              104,929.00                 0.00
Virginia Intermediate Municipal Bond Fund .............          614,014.00              520,946.00                 0.00
Florida Municipal Bond Fund ...........................          112,099.00              117,651.00                 0.00
Georgia Municipal Bond Fund ...........................           26,675.00               61,249.00                 0.00
Maryland  Municipal Bond Fund .........................           15,208.00               67,979.00                 0.00
North  Carolina Municipal Bond Fund ...................           80,159.00               92,926.00                 0.00
South Carolina Municipal Bond Funds ...................           40,452.00               67,297.00                 0.00
Tennessee Municipal Bond Fund .........................            2,763.00               47,192.00             3,159.00
Texas Municipal Bond Fund .............................           35,113.00               69,111.00                 0.00
Virginia Municipal Bond Fund ..........................           49,575.00               71,879.00                 0.00
Emerging Markets Fund .................................          661,747.00                    0.00                 0.00
Pacific Growth Fund ...................................        1,035,724.00                    0.00                 0.00
Global Government Income Fund .........................          298,997.00                    0.00                 0.00
Prime Fund ............................................        6,849,130.00            1,579,771.00                 0.00
Treasury Fund .........................................        4,030,618.00            1,026,792.00                 0.00
Equity Income Fund ....................................        2,632,510.00                    0.00                 0.00
International Equity Fund .............................        8,870,691.00                    0.00                 0.00
Government Securities Fund ............................          568,081.00              156,808.00

      The table below states the net advisory fees paid to NationsBank and/or its wholly-owned affiliate NBAI, the advisory fees waived and expense reimbursements where applicable for the fiscal period from December 1, 1995 to March 31, 1996. The table below also states the advisory fees paid to NBAI or its predecessor under NFP's prior advisory agreement and the advisory fees waived for the fiscal period from June 1, 1995 to March 31, 1996 for the Emerging Markets Fund, Pacific Growth Fund and Global Government Income Fund.

                                                 ADVISORY FEES

                                                           Net Amt. Paid          Amount Waived        Reimbsd. by Advsr.
                                                          ---------------        ----------------      ------------------
Government  Money Market Fund ........................   $     195,815.00        $     442,122.00        $       0.00
Tax Exempt Fund ......................................         600,930.00            1,248,939.00                0.00
Value Fund ...........................................       2,808,328.00                    0.00                0.00
Capital Growth Fund ..................................       2,253,497.00                    0.00                0.00
Disciplined Equity Fund ..............................         339,082.00                    0.00                0.00
Equity Index Fund ....................................          64,733.00                    0.00                0.00
Emerging Growth Fund .................................         777,193.00                    0.00                0.00
Balanced Assets Fund .................................         590,332.00                    0.00                0.00
Short-Intermediate Gov't Fund ........................         619,149.00              384,574.00                0.00
Short-Term Income Fund ...............................         173,410.00              216,740.00                0.00
Diversified Income Fund ..............................         286,700.00               57,340.00                0.00
Strategic Fixed Income Fund ..........................       1,388,673.00              294,244.00                0.00
Municipal Income Fund ................................         114,363.00              117,368.00                0.00
Short-Term Municipal Income Fund .....................          12,972.00               99,745.00                0.00
Intermediate Municipal Bond  Fund ....................          45,524.00               89,165.00                0.00
Florida Intermediate  Municipal Bond Fund ............          25,169.00               62,242.00                0.00
Georgia Intermediate Municipal Bond Fund .............          33,891.00               64,182.00                0.00
Maryland Intermediate Municipal Bond  Fund ...........          59,770.00               93,011.00                0.00
North  Carolina Intermediate Municipal  Bond Fund ....          17,326.00               47,071.00                0.00
South Carolina Intermediate Municipal Bond Fund ......          42,310.00               75,330.00                0.00
Tennessee Intermediate Municipal Bond Fund ...........               0.00               31,491.00            1,332.00
Texas Intermediate Municipal Bond Fund ...............          11,045.00               41,063.00                0.00
Virginia Intermediate Municipal Bond Fund ............         196,295.00              215,292.00                0.00
Florida Municipal Bond Fund ..........................          34,641.00               44,125.00                0.00
Georgia Municipal Bond Fund ..........................           4,774.00               25,162.00                0.00
Maryland Municipal Bond Fund .........................             108.00               27,352.00                0.00

                                       78

                                                           Net Amt. Paid          Amount Waived     Reimbsd. by Advsr.
                                                          ---------------        ----------------   ------------------
North Carolina Municipal Bond Fund ...................          24,232.00               38,851.00             0.00
South Carolina Municipal Bond Funds ..................           5,358.00               27,497.00             0.00
Tennessee Municipal Bond Fund ........................               0.00               15,588.00         5,817.00
Texas Municipal Bond Fund ............................           6,913.00               28,200.00             0.00
Virginia Municipal Bond Fund .........................          11,162.00               29,711.00             0.00
Prime Fund ...........................................       6,265,471.00              726,242.00             0.00
Treasury Fund ........................................       4,417,264.00              552,985.00             0.00
Equity Income Fund ...................................       2,329,896.00                    0.00             0.00
International Equity Fund ............................       5,291,343.00               84,472.00             0.00
Government Securities Fund ...........................         468,579.00              147,897.00             0.00
Emerging Markets Fund ................................         188,334.00                    0.00             0.00
Pacific Growth Fund ..................................         307,806.00                    0.00             0.00
Global Government Income Fund ........................       1,132,152.00                    0.00             0.00

      The Pilot U.S. Government Fund (predecessor to the U.S. Government Bond
Fund) and the Pilot Small Capitalization Equity Fund (predecessor to the Pilot Small Company Growth Fund) paid and waived the following advisory and sub-advisory fees under a prior advisory agreement with Boatmen's during the periods indicated.
                       ADVISORY AND SUB-ADVISORY FEES PAID
                        SEPTEMBER 1, 1996 - MAY 16, 1997

                                                     Advisory Fee
           Pilot US Government Fund
             Advisory Fee .......................    $ 552,504
             Advisory Waiver ....................     (125,674)
                                                     ---------
                                                       426,830
                                                     ---------
           Pilot Small Capitalization Fund
             Advisory Fee .......................    $ 731,622
             Advisory Waiver ....................    $(250,320)
                                                     ---------
                                                     $ 481,302
                                                     ---------
                               ADVISORY FEES PAID

                                      SEPTEMBER 1, 1995 -    SEPTEMBER 1, 1994 -
                                       AUGUST 31, 1996        AUGUST 31, 1995
                                      -------------------    -------------------
Pilot US Government Fund ............   $555,098                 $415,164
Pilot Small Capitalization Fund .....   $178,877                 $      0*

* Fund inception 12/12/95

                             SUB-ADVISORY FEES PAID

                                      SEPTEMBER 1, 1995 -     AUGUST 31, 1994 -
                                       AUGUST 31, 1996        AUGUST 31, 1995
                                      -------------------    -------------------
Pilot US Government Fund ............      N/A              N/A
Pilot Small Capitalization Fund .....      N/A              N/A

      The table below states the net sub-advisory fees paid to TradeStreet for the fiscal periods indicated. No fees were waived or reimbursed by the Adviser during this periods.

                                SUB-ADVISORY FEES

                                          Period Ending 3/31/98

                                             Net Amount Paid
                                             ---------------
Prime Fund ...............................      $2,959,571
Treasury Fund ............................       1,763,574
Equity Income Fund .......................       1,478,586
Government Securities Fund ...............         181,945
Smally Company Growth Fund ...............         338,212
Government  Money Market Fund ............         186,411
Tax Exempt Fund ..........................       1,199,059
Value Fund ...............................       5,222,656
Capital Growth Fund ......................       1,905,808
Disciplined Equity Fund ..................         412,093
Equity Index Fund ........................         678,190
Emerging Growth Fund .....................         945,572
Managed Index Fund .......................         162,002
Managed SmallCap Index Fund ..............          83,822
Managed Value Index Fund .................           2,505
Managed SmallCap Value Index Fund ........           1,410
Balanced Assets Fund .....................         497,762
Short-Intermediate Gov't Fund ............       1,015,751
Short-Term Income Fund ...................         503,025
Diversified Income Fund ..................         432,003
Strategic Fixed Income Fund ..............       2,287,350
Municipal Income Fund ....................         275,353
Short-Term Municipal Income Fund .........          70,205
Intermediate Municipal Bond Fund .........         452,822
Florida Intermediate Municipal Bond Fund .         109,963
Georgia Intermediate Municipal Bond Fund .          80,200
Maryland Intermediate Municipal Bond Fund.          65,563
North Carolina Intermediate
 Municipal Bond Fund .....................          94,711
South Carolina Intermediate
 Municipal Bond Fund .....................         140,524
Tennessee Intermediate
 Municipal Bond Fund .....................          26,481
Texas Intermediate Municipal Bond Fund ...         180,591
Virginia Intermediate Municipal Bond Fund.         156,145
Florida Municipal Bond Fund ..............          31,220
Georgia Municipal Bond Fund ..............          11,621
Maryland  Municipal Bond Fund ............          12,663
North  Carolina Municipal Bond Fund ......          20,727
South Carolina Municipal Bond Funds ......          13,424
Tennessee Municipal Bond Fund ............           6,964
Texas Municipal Bond Fund ................          11,556
Virginia Municipal Bond Fund .............          16,091

                                                    Period Ending  Period Ending
                                                        3/31/97       3/31/96
                                                    Net Amt. Paid  Net Amt. Paid
                                                    -------------  -------------
Government  Money Market Fund ...................   $  231,367.00   $ 65,559.22
Tax Exempt Fund .................................      810,884.00    195,836.30
Value Fund ......................................    3,264,945.00    702,508.52
Capital Growth Fund .............................    1,904,698.00    558,981.57
Disciplined Equity Fund .........................      354,675.00     85,311.87
Equity Index Fund ...............................      442,539.00     41,386.62
Managed Index Fund ..............................       19,717.00    194,888.10
Managed SmallCap Index Fund .....................        9,001.00    146,994.87
Emerging Growth Fund ............................      888,845.00    185,611.41
Balanced Assets Fund ............................      599,564.00     73,671.51
Short-Intermediate Gov't Fund ...................      707,317.00     63,997.63
Short-Term Income Fund ..........................      300,416.00    313,681.03
Diversified Income Fund .........................      300,184.00     20,092.35
Strategic Fixed Income Fund .....................    1,427,292.00     11,904.57

                                                    Period Ending  Period Ending
                                                        3/31/97       3/31/96
                                                    Net Amt. Paid  Net Amt. Paid
                                                    -------------  -------------
Municipal Income Fund ...........................       73,380.00     14,212.28
Short-Term Municipal Income Fund ................       49,684.00      9,158.98
Intermediate Municipal Bond Fund ................       65,382.00     10,161.88
Florida Intermediate  Municipal Bond Fund .......       37,301.00     15,999.36
Georgia Intermediate Municipal Bond Fund ........       40,700.00      6,729.45
Maryland Intermediate Municipal Bond Fund .......       59,822.00     12,199.38
North  Carolina Intermediate Municipal  Bond Fund       27,691.00      3,812.00
South Carolina Intermediate Municipal Bond Fund .       49,020.00      5,474.20
Tennessee Intermediate Municipal Bond Fund ......       13,188.00     42,887.69
Texas Intermediate Municipal Bond Fund ..........       22,376.00      6,891.65
Virginia Intermediate Municipal Bond Fund .......      158,894.00      2,562.42
Florida Municipal Bond Fund .....................       26,804.00      2,390.88
Georgia Municipal Bond Fund .....................       10,258.00      5,475.32
Maryland Municipal Bond Fund ....................        9,705.00      2,870.87
North Carolina Municipal Bond Fund ..............       20,193.00      1,366.28
South Carolina Municipal Bond Fund ..............       12,571.00      3,051.30
Tennessee Municipal Bond Fund ...................        5,828.00      3,538.33
Texas Municipal Bond Fund .......................       12,160.00    563,821.51
Virginia Municipal Bond Fund ....................       14,170.00    356,560.15
Emerging Markets Fund ...........................      511,350.00    212,221.62
Pacific Growth Fund .............................      805,563.00          0.00
Global Government Income Fund ...................      230,655.00     47,092.65
Prime Fund ......................................    2,296,435.00    239,405.20
Treasury Fund ...................................    1,377,806.00    145,531.05
Equity Income Fund ..............................      777,371.00    101,945.98
International Equity Fund .......................    6,899,426.00
Government Securities Fund ......................      170,424.00

      The table below states the net sub-advisory fees paid to Gartmore for the fiscal period indicated. No fees were waived or reimbursed by the Adviser during this periods.

                                SUB-ADVISORY FEES
                                -----------------

                               Period Ending   Period Ending   Period Ending
                                  3/31/98         3/31/97         3/31/97
International Equity Fund                                           $
International Growth Fund
Emerging Markets Fund
Pacific Growth Fund
Global Government Income Fund

      The table below states the net sub-advisory fees paid to Marsico for the fiscal year ended March 31, 1998. No fees were waived or reimbursed by the Adviser during this periods.

                                SUB-ADVISORY FEES
                                -----------------

                                   Net Amount
                                      Paid
                                      ----
Marsico Focused Equities Fund        $14,311
Marsico Growth & Income Fund           5,780

      The table below states the net sub-advisory fees paid to Boatmen's for the fiscal year ended March 31, 1998. No fees were waived or reimbursed by the Adviser during this periods.

INVESTMENT STYLES

    When you invest in any Fund in the Nations Funds Family, you can be assured your money is managed according to a disciplined investment style; one that remains constant regardless of particular styles coming in and out of favor. The Adviser believes this structured approach to managing portfolio securities may provide you with consistent performance over time. The Adviser uses various investment strategies during the process of constructing and managing the Funds. These strategies have been categorized into investment styles which consist of
(i) the NationsBank Fixed Income Style, (ii) the NationsBank Growth Equity Style, (iii) the NationsBank Value Equity Style and (iv) the NationsBank Balanced Assets Style. Investment Styles described below relate to the Small Company Growth, Diversified Income, Government Securities, Short-Intermediate Government, Short-Term Income, Strategic Fixed Income, Intermediate Municipal Bond, Municipal Income, Short-Term Municipal Income, Capital Growth, Emerging Growth, Value and Balanced Assets Funds and the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds.

      SMALL COMPANY GROWTH STYLE. The Small Company Growth Fund is managed by the Adviser using the Small Company Growth Style. The Small Company Growth Style investment philosophy is premised on the belief that a diversified portfolio of stocks with an above average yield can provide long-term returns, higher than that of the S&P 500 Index (the "S&P 500") and with less volatility.

      This style utilizes a "low volatility" approach to stock selection, focusing on tested factors of fundamental stock valuation. Volatility is reduced through selecting stocks with Beta Coefficient ("Beta") of less than 1.0 (Beta is a measurement of volatility relative to the stock market as a whole, which has a Beta of 1.0). Small Company Growth Style seeks to maintain a yield on the portfolio of at least 50% higher than the dividend yield for the S&P 500. The Adviser reduces risk by investing in both common stocks and convertible securities.

      The Small Company Growth Style stock selection process begins with a team of in-house research specialists aided by a computerized screening process. Starting with a 2000 company universe, stocks must first pass a rigorous screening process that selects companies with a yield one-third less than the S&P 500 and market capitalization greater than $500 million. Often stocks with below average yields grow faster than those with average yields. Therefore, over time, a portfolio may earn more income by purchasing stocks with below average yields. Stocks are then ranked relative to other stocks within their industry.

A more sophisticated screening process is then applied to the universe. Each company is ranked based on the following factor weightings: (i) market style analyzes correlations between crucial stock characteristics (price/book ratios, dividends yields, and return on assets) and price performance; (ii) insider trading looks at filings with the SEC and evaluates them by title, date, transaction size and historical performance; (iii) earnings expectations evaluates changes in annual earnings estimates and quarterly earnings surprises, and (iv) price momentum monitors relative price strength with short term under performance. The final portfolio of approximately 70 issues is constructed by the Small Company Growth Style Group senior portfolio managers working closely with in-house industry specialists, as well as expert Wall Street sources.

    NATIONS EQUITY INCOME STYLE. The Equity Income Fund is managed by the Adviser using the Nations Equity Income Style. The Nations Equity Income Style investment philosophy is premised on the belief that a diversified portfolio of stocks with an above average yield can provide long-term returns, higher than that of the S&P 500 Index (the "S&P 500") and with less volatility.

    This style utilizes a "low volatility" approach to stock selection, focusing on tested factors of fundamental stock valuation. Volatility is reduced through selecting stocks with Beta Coefficient ("Beta") of less than 1.0 (Beta is a measurement of volatility relative to the stock market as a whole, which has a Beta of 1.0). The Equity Income Style seeks to maintain a yield on the portfolio of at least 50% higher than the dividend yield for the S&P 500. The Adviser reduces risk by investing in both common stocks and convertible securities.

    The Equity Income Style stock selection process begins with a team of in-house research specialists aided by a computerized screening process. Starting with a 2000 company universe, stocks must first pass a rigorous screening process that selects companies with a yield only one-third less than the S&P 500 and market capitalization greater than $500 million. Often stocks with below average yields grow faster than those with average yields. Therefore, over time, a portfolio may earn more income by purchasing stocks with below average yields. Stocks are then ranked relative to other stocks within their industry.

    A more sophisticated screening process is then applied to the universe. Each company is ranked based on the following factor weightings: (i) market style analyzes correlation's between crucial stock characteristics (price/book ratios, dividends yields, and return on assets) and price performance; (ii) Insider Trading looks at filings with the SEC and evaluates them by title, date, transaction size and historical performance; (iii) Earnings Expectations evaluates changes in annual earnings estimates and quarterly earnings surprises, and (iv) Price Momentum monitors relative price strength with short term under performance. The final portfolio of approximately 70 issues is constructed by the Equity Income Style Group senior portfolio managers working closely with in-house industry specialists, as well as expert Wall Street sources.

    NATIONS INTERNATIONAL EQUITY INCOME STYLE. The International Equity Fund is managed by the Adviser using the International Equity Style. The Nations International Equity Income Style investment philosophy is premised on the belief that a diversified portfolio of equity securities of established, non-United States issuers can provide long-term growth of capital and income.

    This style focuses on the country selection process by utilizing macro economics forecasts to identify areas of the world which will exhibit relatively strong growth within the context of a modest inflation and low interest rate environment. The political factors and market liquidity constraints which can affect stock market valuations are also taken into consideration by the Adviser prior to making stock selections.

    The stock selection process begins with the elimination of equity securities with a market capitalization of less than $250 million. The next step in the process is the ranking of each country and industry sector by relative price/earnings ratio using an historical range of not less than ten years from an universe of approximately 1000 stocks. In addition to the relative historical price/earnings ratio the portfolio managers also employ a fundamental analysis of growth opportunities, management and future direction of these stocks.

    The International Equity Fund is a dollar-denominated mutual fund and therefore, consideration is given to hedging part or all of the portfolio back to U.S. dollars from international currencies. All decisions to hedge are based upon an analysis of the relative value of the U.S. dollar on an international purchasing power parity basis (purchasing power parity is a method for determining the relative purchasing power of different currencies by comparing the amount of each currency required to purchase a typical bundle of goods and services to domestic markets) and an estimation of short-term interest rate differentials (which affect both the direction of currency movements and also the cost of hedging).

    INTERNATIONAL GROWTH STYLE. The International Growth Fund is managed by the Adviser using the International Equity Style. The International Growth Style investment philosophy is premised on the belief that a diversified portfolio of equity securities of established, non-United States issuers can provide long-term growth of capital and income.

    This style focuses on the country selection process by utilizing macroeconomic forecasts to identify areas of the world which will exhibit relatively strong growth within the context of a modest inflation and low interest rate environment. The political factors and market liquidity constraints which can affect stock market valuations are also taken into consideration by the Adviser prior to making stock selections.

    The stock selection process begins with the elimination of equity securities with a market capitalization of less than $250 million. The next step in the process is the ranking of each country and industry sector by relative price/earnings ratio using an historical range of not less than ten years from an universe of approximately 1000 stocks. In addition to the relative historical price/earnings ratio the portfolio managers also employ a fundamental analysis of growth opportunities, management and future direction of these stocks.

    The International Growth Fund is a dollar-denominated mutual fund and therefore, consideration is given to hedging part or all of the portfolio back to U.S. dollars from international currencies. All decisions to hedge are based upon an analysis of the relative value of the U.S. dollar on an international purchasing power parity basis (purchasing power parity is a method for determining the relative purchasing power of different currencies by comparing the amount of each currency required to purchase a typical bundle of goods and services to domestic markets) and an estimation of short-term interest rate differentials (which affect both the direction of currency movements and also the cost of hedging).

      NATIONSBANK FIXED INCOME STYLE. The Diversified Income, Government Securities, Short-Intermediate Government, Short-Term Income, Strategic Fixed Income, Intermediate Municipal Bond, Municipal Income, Florida Intermediate Municipal Bond, Georgia Intermediate Municipal Bond, Maryland Intermediate Municipal Bond, North Carolina Intermediate Municipal Bond, South Carolina Intermediate Municipal Bond, Tennessee Intermediate Municipal Bond, Texas Intermediate Municipal Bond, Virginia Intermediate Municipal Bond Fund, Short-Term Municipal Income Fund and the State Municipal Bond Funds are managed by the Adviser using the NationsBank Fixed Income Style. The NationsBank Fixed Income Style investment philosophy is premised on the belief that a well diversified portfolio of fixed income securities that emphasizes a combination of investments strategies will capture relative value in the bond market.

      In order to pursue this goal, the Fixed Income Style includes certain biases. The Adviser reduces the risk by investing in many different issuers. This is done by setting a maximum percentage permitted of any single issuer in any portfolio. Focus on high credit quality is the second bias. Holdings are concentrated in the upper end of the quality spectrum. Securities of less than the highest quality are used only when the team of credit analysts support the conclusion that the quality will remain stable or improve, and that it offers attractive potential in expected return. The third bias is to de-emphasize interest rate forecasts. The performance of a portfolio therefore is not held hostage to the accuracy of a rate forecast.

      This philosophy attempts to achieve consistent results while minimizing risk. Five strategies are also utilized by the Fixed Income Style Group Portfolio Managers to meet this objective.

      Sector Spread Anomalies: When sectors of the bond market are over or under valued, the allocation in the portfolios is adjusted accordingly. Such decisions are made based on a sound analysis of historical bond values as well as a review of current market conditions and its impact on future values.

      Yield Curve Anomalies: Unusual shapes in the yield curve or the degree of steeples in the yield curve provide opportunities to outperform fixed income indices. Such opportunities are reviewed by our specialists for return enhancement under a variety of possible interest rate shifts before they are implemented.

      Coupon/Quality Opportunities: High or low coupon securities may represent investment value based on supply and demand conditions for bonds. There are also times when upgrading or downgrading of the credit quality of a bond can enhance a portfolio's return. Funds hold lower quality bonds only when the expected reward is substantial compared to the potential risks, and credit analysis supports the conclusion that the credit quality is stable or improving.

      Security Analysis: A full staff of credit analysts is dedicated to supporting fixed income credit decisions. This staff gains additional support from a substantial equity research team when analyzing bonds from corporate issuers.

      Duration Management: The duration (price volatility of a bond in relation to interest rate movements) of the portfolios may be altered by 10% shorter or longer than the portfolios normal benchmark. Changes in duration are made infrequently and only when they are supported by economic expectations and an assessment of value.

      A final portfolio consists of securities that have been selected by the Fixed Income Style Group Portfolio Managers, in-house industry specialists and expert Wall Street sources all working together.

      NATIONSBANK GROWTH EQUITY STYLE. The Capital Growth and Emerging Growth Funds are managed by the Adviser using the NationsBank Growth Equity style. The NationsBank Growth Equity Style investment philosophy seeks companies with superior growth prospects selling at reasonable prices that, over time, should outperform the market.

      Emphasis is placed on a "value adjusted for growth" stock selection process. Essential to this style is the Adviser's belief that absolute valuation does not capture the powerful effects of inflation. Therefore, relative price/earnings ranges of stocks going back 5 years are examined rather than static absolute price/earnings ratio.

      Inflation causes the market price/earnings ratio of a stock to expand or contract. Investors are willing to pay a higher price for stock in a company in periods of low inflation. The inverse is also true. The premium paid for growth will increase as inflation declines and decreases as inflation rises.

      The stock selection process begins with a universe of financially strong companies. The selection process selects companies with a market capitalization greater than $500 million (large, established companies) and a strong price momentum (growth in share price over the last 18 months). This results in a universe of approximately 750 companies.

      These 750 companies are the universe from which the Adviser's industry specialists make their final decision for inclusion in an investment portfolio. In accordance with the Growth Equity Style, portfolio managers focus on those stocks among the universe with the lowest price/earnings ratio and are in industries with above average earnings growth potential. The final portfolio of stocks is then constructed by our Growth Equity Group Senior Portfolio Managers who work closely with the in-house industry specialists, as well as expert Wall Street sources.

      In summary, the Growth Equity Style seeks to produce a diverse portfolio of large capitalization growth stocks, that over time, should outperform the market.

      NATIONSBANK VALUE EQUITY STYLE. The Value Fund is managed by the Adviser using the NationsBank Value Equity Style. The Value Equity Style investment philosophy is premised on the belief that a well diversified portfolio of undervalued companies exhibiting low price/earnings ratios will over time outperform the market while incurring lower than market risk.

      This style utilizes a "bottom-up" approach to stock selection, focusing on well proven factors of fundamental valuation. A low price/earnings ratio and above market dividend yield are two of the biases which reduce market risk. A catalyst for earnings improvement is also one of this Style's requirements as it assists with the "timing" of the purchase of a particular company.

      Stock selection process begins with a team of 10 in-house research specialists aided by a computerized screening model. Starting with approximately a 2,000 company universe, stocks must first pass a rigorous screening process that selects only those companies that possess strong financial quality and a market capitalization greater than $500 million. This results in a universe of approximately 900 companies, representing all of the 54 major U.S. industries and approximately 10 economic sectors.

      A more sophisticated screening process is then applied to the 900 company universe. The companies are then ranked based on the following factor weightings:

      The top one-third, or approximately 300 companies, result in the final universe from which the industry specialists make initial selections for a Fund. To insure adherence to the discipline, price objectives (buy and sell prices) are set for each company purchased, based on sound fundamental analysis. A final diversified portfolio of approximately 65 issues is constructed by the Value Equity Style Group Senior Portfolio Managers working closely with in-house industry specialists, as well as expert Wall Street sources.

      In summary, the low price/earnings ratio, value discipline seeks to produce a well diversified portfolio of high quality companies, that over time, should outperform the market, thereby adding value while incurring below-market risk.

      NATIONSBANK BALANCED ASSET STYLE. The Balanced Assets Fund is managed by the Adviser using the NationsBank Balanced Assets Style. The NationsBank Balanced Asset Style investment philosophy is premised on the belief that a diversified portfolio of stocks, fixed income, and money market securities will provide total investment return through a combination of growth of capital and current income consistent with preservation of capital.

      In order to pursue this goal, the Balanced Asset Style utilizes an asset allocation approach. Asset allocation is a process of allocating a portfolio's market value among major asset classes (equities, fixed income, and cash equivalents). Different asset classes have unique return and risk characteristics. The principle behind asset allocations is that a diversified portfolio of equities, fixed income, and cash equivalents with different return/risk characteristics will reduce overall portfolio risk in both up and down markets.

      The asset allocation process begins by making projections for stock, bond and cash returns and risk profiles. A computer data analysis identifies the highest expected return and measures it against the minimum return requirements for the balanced strategy. Recommendations are made to an Investment Policy Committee who reviews and approves asset class allocations.

      The stock, bond and asset allocation recommendations are then passed onto the Balanced Asset Group Senior Portfolio Managers who make the final investment decisions. The Portfolio Managers have the ability to change the portfolio's holdings to take advantage of changing market conditions, while seeking an optimal balance of income, stability, and growth. Most stock investments will be made in companies with above average earnings and dividend prospects and overall financial market stability. All bond purchases will be investment grade or above. Cash instruments will provide liquidity.

      In summary, the Balanced Asset Style should provide total investment return through a combination of growth of capital and current income consistent with preservation of capital.

      NATIONSBANK DISCIPLINED EQUITY STYLE. The Disciplined Equity Fund is managed by the Adviser using the NationsBank Disciplined Equity Style. The NationsBank Disciplined Equity Style investment philosophy seeks to identify companies which offer future near-term earnings momentum.

      The Adviser pursues this investment philosophy through the use of a proprietary computerized tracking system (the "Alpha Model") which monitors the earnings per share estimates of approximately 3,000 Wall Street analysts, and through conventional security analysis. In utilizing the computerized tracking system, the Adviser identifies companies with respect to which there has been a change in the consensus analyst estimate of earnings per share. The Adviser believes that such a change often signifies the beginning of a trend for the company, rather than an isolated occurrence, and that such trend ultimately will be reflected in the share price of the company. The Adviser then buys or sells stocks for the Fund based on the results of this analysis.

      In selecting stocks pursuant to the NationsBank Disciplined Equity Style, the Adviser also uses conventional security analysis techniques. Starting with a universe of approximately 2,000 companies with large market capitalization's, the Adviser eliminates stocks that have relatively low trading activity, as well as stocks of companies of poor credit quality and those which, in the opinion of the Adviser, are overpriced. From the available pool of stocks that meet all of the criteria, approximately 40 to 50 are selected for inclusion in the Fund's portfolio.

      Other strategies have been categorized into investment styles which consist of the Emerging Markets and Pacific Growth Funds Style and the Global Government Income Fund Style. These styles are described below.

      EMERGING MARKETS AND PACIFIC GROWTH FUNDS STYLE. The Emerging Markets and Pacific Growth Funds utilize an investment philosophy that is best characterized as growth at a reasonable price. This philosophy is applied as appropriate for each specific region or market in which we invest, with input from the overall firm asset allocation process. This implies a combination of bottom-up stock selection with risk controlled allocation. For the Emerging Markets Fund the integration of active stock selection with country allocation is necessary to optimize the Fund's risk/return characteristics, as emerging markets are fast changing. The ability to move freely between markets to take advantage of improving or deteriorating economic fundamentals is important in the pursuit of an active management style. Therefore emphasis is placed on the larger more liquid securities available in the markets in which we invest.

      The Emerging Markets Team's research focuses on over twenty-five countries. While many of the countries within this universe share regional characteristics that influence their capital markets, they each possess unique political economic and developmental elements. The investable universe is researched to assess factors such as: (1) political risk; (2) economic growth;
(3) trade balances and (4) stock market value. Country allocations are then made within previously established risk control guidelines to prevent undue concentration. The allocations are actively reviewed for market movement and/or changes in fundamentals.

      Stock selection is driven by fundamental research. As a first step, the Emerging Team create a screened universe of approximately 800 small-to large-capitalization companies. The initial screen focuses on several criteria, with earnings growth, financial resources and marketability being the most critical. Companies producing consistently above average earnings growth rates are featured, as are those with strong balance sheets or producing high levels of free cash flow. Securities that exhibit very low levels of trading are eliminated.

      Approximately 500 companies evolve from the process as potential candidates, and are subject to further fundamental analysis. Company visits are made to verify the corporate and industry factors that have created a record of growth, and to assess whether these factors are sustainable. Earnings models are created, which are related to historic and projected levels of valuation in order to generate expected returns across the universe of emerging market securities. A preferred list of approximately 80 to 100 stocks in 15 or more countries are then chosen for inclusion in the Fund. Fund holdings are actively reviewed to assess whether expected return targets are being met and to confirm that a company's fundamentals have not changed.

      **For the PACIFIC GROWTH FUND local contacts, fundamental research and seasoned judgment are vital components in capturing attractive issues and regional growth in the Pacific Basin and Far East. The Fund's investment process is driven by fundamental research for both macroeconomic factors and stock analysis with a focus on economic trends, market valuations, and performance momentum. Overall, research is concentrated on a screened universe of approximately 600 companies. Quantitative and qualitative screens, are essential elements of the research process.

      Approximately 250 companies will evolve from the process as potential candidates and will be subject to more stringent analysis seeking to identify:
(1) above-average earnings growth over the medium term; (2) solid financials;
(3) positive cash flow and (4) strength and depth of management.

      At this stage company visits are made. These visits are a critical part of the selection process. Special effort is expended in visiting competitors, suppliers and customers of the companies in which we are interested. Of particular importance is a thorough understanding of the management's criteria for measuring their success in achieving strategic objectives; their motivation, stability, and succession plan; and critically, their recognition of the need to create value for external shareholders. A preferred list of approximately 80 Pacific Basin stocks will result and will be chosen for investment in the Fund. Fund holdings are actively reviewed to assess whether expected return targets are being met and to confirm that a company's fundamentals have not changed.

    The Fund utilizes a twelve month rolling earnings forecasts to generate country return forecasts. The forecast is based on the assessment of macro-economic, political and local market factors as well as the composite of the individual company earnings forecasts. Country allocations are then made within previously established risk control guidelines to prevent undue concentration by country. The portfolio is rigorously analyzed in final screening to monitor industry and sector exposures to prevent undue concentration, and to consider market influence factors such as political changes, market rotation or liquidity flows.

    GLOBAL GOVERNMENT INCOME FUND STYLE. The Global Government Income Fund utilizes an investment philosophy that is founded upon the belief that the analysis of longer term economic trends is the key to successful fixed income investment management rather than relying on short-term tactical models or specific issue selection through credit analysis. Therefore, the investment process is top-down, macroeconomic driven and strategic in nature, relying primarily on investment in very high credit quality fixed income securities with the objective of adding value through correct identification of interest rate and currency trends across global markets.

    The starting point for the fixed income process is a top-down view of key economic variables across the regions in which it invest. Based on this fundamental research, a rolling twelve month forecast of interest rates across the yield curve from three months through thirty years is produced. Currency rates are also forecast. These forecasts generate a matrix of potential returns for fixed income securities of every maturity and from each currency base.

      Duration management, not security selection, is key to the investment process. As the forecasting process predicts returns across the yield curve, it is possible to select the most advantageous maturity and duration of bonds in which to invest. The screening process encompasses the entire maturity spectrum of fixed income instruments, from three month deposits to ten year bonds, and up to thirty year bonds where available. However, under normal market conditions the dollar-weighted average maturity will not be greater than 15 years. Investments are primarily made in U.S. and foreign government bonds and high credit quality corporate bonds, banks and supranatural entities, as very high emphasis is placed on credit quality and liquidity of investments.

ADMINISTRATOR AND CO-ADMINISTRATOR

    Stephens Inc. (the "Administrator") serves as administrator of each Company and First Data Investors Services Group, Inc. (the "Co-Administrator") serves as the co-administrator of the Companies.

    The Administrator and Co-Administrator serve under an administration agreement ("Administration Agreement") and co-administration agreement ("Co-Administration Agreement"), respectively, each of which was approved by the Board of Directors on August 4, 1993. The Administrator receives, as compensation for its services rendered under the Administration Agreement and as agent for the Co-Administrator for the services it provides under the Co-Administration Agreement, an administrative fee, computed daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of each Fund.

    Pursuant to the Administration Agreement, the Administrator has agreed to, among other things, (i) maintain office facilities for the Funds, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to each Company, (iii) furnish corporate secretarial services to each Company, including coordinating the preparation and distribution of materials for Board of Directors meetings, (iv) coordinate the provision of legal advice to each Company with respect to regulatory matters,
(v) coordinate the preparation of reports to each Company's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinating the provision of services to each Company by the Co-Administrator, the Transfer Agents and the Custodians, and (vii) generally assist in all aspects of each Company's operations. Additionally, the Administrator is authorized to receive, as agent for the Co-Administrator, the fees payable to the Co-Administrator by each Company for its services rendered under the Co-Administration Agreement. The Administrator bears all expenses incurred in connection with the performance of its services.

    Pursuant to the Co-Administration Agreement, the Co-Administrator has agreed to, among other things, (i) provide accounting and bookkeeping services for the Funds, (ii) compute each Fund's net asset value and net income, (iii) accumulate information required for the Company's reports to shareholders and the SEC, (iv) prepare and file each Company's federal and state tax returns, (v) perform monthly compliance testing for the Company, and (vi) prepare and furnish the Company monthly broker security transaction summaries and transaction listings and performance information. The Co-Administrator bears all expenses incurred in connection with the performance of its services.

    The Administration Agreement and the Co-Administration Agreement may be terminated by a vote of a majority of the Board of Directors/Trustees or by the Administrator or Co-Administrator, respectively, on 60 days' written notice without penalty. The Administration Agreement and Co-Administration Agreement are not assignable without the written consent of the other party. Furthermore, the Administration Agreement and the Co-Administration Agreement provide that the Administrator and Co-Administrator, respectively, shall not be liable to the Funds or to their shareholders except in the case of the Administrator's or Co-Administrator's, respectively, willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

    The table set forth below states the net Administration fees paid to Stephens and waived for the fiscal year ended March 31, 1998.

                               ADMINISTRATION FEES
                               -------------------


                                            Net Fees
                                              Paid       Fees Waived
                                              ----       -----------
       Prime Fund                           4,056,997    1,110,297
       Treasury Fund                        2,423,641      664,082
       Equity Income Fund                     494,468         0.00
       Government Securities Fund              71,126         0.00
       International Equity Fund              405,314         0.00
       International Growth Fund              230,311         0.00
       International Value Fund                   n/a          n/a
       Smally Company Growth Fund              96,976         0.00
       U.S. Government Bond Fund               89,058         0.00
       Government  Money Market Fund          330,428       71,128
       Tax Exempt Fund                      2,027,707      436,123
       Value Fund                           1,408,801         0.00
       Capital Growth Fund                    503,034         0.00
       Disciplined Equity Fund                101,504         0.00
       Equity Index Fund                      458,619         0.00
       Emerging Growth Fund                   246,308         0.00
       Managed Index Fund                     111,133         0.00
       Managed SmallCap Index Fund             61,116         0.00
       Managed Value Index Fund                 1,630         0.00
       Managed SmallCap Value Index Fund          848         0.00
       Marsico Growth & Income Fund               898         0.00
       Marsico Focused Equities Fund            2,227         0.00
       Balanced Assets Fund                   134,032         0.00
       Short-Intermediate Gov't Fund          401,570         0.00
       Short-Term Income Fund                 203,225         0.00
       Diversified Income Fund                173,538         0.00
       Strategic Fixed Income Fund            903,615         0.00
       Municipal Income Fund                  232,154       78,672
       Short-Term Municipal Income Fund        58,847       20,059
       Intermediate Municipal Bond  Fund      384,158      129,378
       Florida Intermediate Municipal Bond
            Fund                               93,317       31,419
       Georgia Intermediate Municipal Bond
            Fund                               67,725       22,914
       Maryland Intermediate Municipal
            Bond  Fund                         62,211       26,201
       North Carolina Intermediate
            Municipal Bond Fund                80,588       27,061
       South Carolina Intermediate
            Municipal Bond Fund               119,385       40,150
       Tennessee Intermediate  Municipal
            Bond Fund                          22,390        7,566
       Texas Intermediate Municipal Bond
          Fund                                154,497       51,598
       Virginia Intermediate Municipal
          Bond Fund                           130,245       44,703
       Florida Municipal Bond Fund             26,089        8,920
       Georgia Municipal Bond Fund              9,689        3,320
       Maryland  Municipal Bond Fund           10,597        3,619
       North  Carolina Municipal Bond Fund     17,301        5,922
       South Carolina Municipal Bond Funds     11,212        3,836
       Tennessee Municipal Bond Fund            5,816        1,990
       Texas Municipal Bond Fund                9,635        3,301
       Virginia Municipal Bond Fund            13,441        4,598
       Emerging Markets Fund                   21,266         0.00
       Pacific Growth Fund                     30,206         0.00
       Global Government Income Fund           21,621         0.00

      The table below sets forth the total co-administration fees paid to First Data Investor Services Group, Inc. ("First Data") and waived by First Data for the fiscal year ended March 31, 1998.

                             CO-ADMINISTRATION FEES
                             ----------------------

                                            Net Fees
                                              Paid       Fees Waived
                                              ----       -----------
       Prime Fund                             384,193         0.00
       Treasury Fund                          232,691         0.00
       Equity Income Fund                     244,825         0.00
       Government Securities Fund              50,171         0.00
       International Equity Fund              623,612         0.00
       International Growth Fund              306,814         0.00
       International Value Fund                   n/a          n/a
       Smally Company Growth Fund              43,762         0.00
       U.S. Government Bond Fund               59,434         0.00
       Government Money Market Fund            25,208         0.00
       Tax Exempt Fund                        152,908         0.00
       Value Fund                             680,262         0.00
       Capital Growth Fund                    259,289         0.00
       Disciplined Equity Fund                 63,108         0.00
       Equity Index Fund                      214,846         0.00
       Emerging Growth Fund                   131,921         0.00
       Managed Index Fund                      50,870         0.00
       Managed SmallCap Index Fund                371         0.00
       Managed Value Index Fund                   709         0.00
       Managed SmallCap Value Index Fund          371         0.00
       Marsico Growth & Income Fund               387         0.00
       Marsico Focused Equities Fund              953         0.00
       Balanced Assets Fund                    65,073         0.00
       Short-Intermediate Gov't Fund          275,597         0.00
       Short-Term Income Fund                 132,125         0.00
       Diversified Income Fund                114,464         0.00
       Strategic Fixed Income Fund            621,285         0.00
       Municipal Income Fund                  161,207         0.00
       Short-Term Municipal Income Fund        41,447         0.00
       Intermediate Municipal Bond  Fund      262,730         0.00
       Florida Intermediate Municipal Bond
          Fund                                 63,773         0.00
       Georgia Intermediate Municipal Bond
          Fund                                 46,846         0.00
       Maryland Intermediate Municipal
          Bond  Fund                           31,450         0.00
       North Carolina Intermediate
          Municipal Bond Fund                  54,714         0.00
       South Carolina Intermediate
          Municipal Bond Fund                  81,364         0.00
       Tennessee Intermediate  Municipal
          Bond Fund                            15,440         0.00
       Texas Intermediate Municipal Bond
          Fund                                103,490         0.00
       Virginia Intermediate Municipal
          Bond Fund                            92,909         0.00
       Florida Municipal Bond Fund             18,511         0.00
       Georgia Municipal Bond Fund              6,911         0.00
       Maryland  Municipal Bond Fund            7,494         0.00
       North  Carolina Municipal Bond Fund     12,309         0.00
       South Carolina Municipal Bond Funds      7,965         0.00
       Tennessee Municipal Bond Fund            4,133         0.00
       Texas Municipal Bond Fund                6,873         0.00
       Virginia Municipal Bond Fund             9,547         0.00
       Emerging Markets Fund                   67,559         0.00
       Pacific Growth Fund                     69,037         0.00
       Global Government Income Fund           14,459         0.00

      The table set forth below states the net Administration fees paid to Stephens and waived for the fiscal year ended March 31, 1997.

                               ADMINISTRATION FEES
                               -------------------


                                            Net Fees
                                              Paid       Fees Waived
                                              ----       -----------
       Government Money Market Fund        $281,893.00   $39,867.00
       Tax Exempt Fund                      995,984.00   151,529.00
       Value Fund                           792,002.00         0.00
       Capital Growth Fund                  463,687.00         0.00
       Disciplined Equity Fund               81,365.00         0.00
       Equity Index Fund                    270,994.00         0.00
       Managed Index Fund                    12,195.00         0.00
       Managed SmallCap Index Fund            1,626.00         0.00
       Emerging Growth Fund                 211,748.00         0.00
       Balanced Assets Fund                 146,269.00         0.00
       Short-Intermediate Government Fund   252,303.00         0.00
       Short-Term Income Fund               104,245.00         0.00
       Diversified Income Fund              103,988.00         0.00
       Strategic Fixed Income Fund          510,826.00         0.00
       Municipal Income Fund                 46,849.00    10,434.00
       Short-Term Municipal Income Fund      31,084.00     7,479.00
       Intermediate Municipal Bond Fund      40,902.00     9,878.00
       Florida Intermediate Municipal Bond
          Fund                               23,525.00     5,513.00
       Georgia Intermediate Municipal Bond
          Fund                               25,682.00     5,977.00
       Maryland Intermediate Municipal
          Bond Fund                          38,122.00     2,519.00
       North Carolina Intermediate
           Municipal Bond Fund               17,628.00     3,971.00
           South Carolina Intermediate
           Municipal Bond Fund               31,091.00     7,071.00
       Tennessee Intermediate Municipal
          Bond Fund                           8,422.00     1,869.00
       Texas Intermediate Municipal Bond
          Fund                               14,310.00     3,130.00
       Virginia Intermediate Municipal
          Bond Fund                         101,774.00    22,264.00
       Florida Municipal Bond Fund           17,082.00     3,824.00
       Georgia Municipal Bond Fund            6,500.00     1,497.00
       Maryland Municipal Bond Fund           6,151.00     1,408.00
       North Carolina Municipal Bond Fund    12,881.00     2,857.00
       South Carolina Municipal Bond Fund     7,923.00     1,846.00
       Tennessee Municipal Bond Fund          3,695.00       847.00
       Texas Municipal Bond Fund              7,747.00     1,724.00
       Virginia Municipal Bond Fund           8,995.00     2,043.00
       Prime Fund                         3,775,833.00   419,503.00
       Treasury Fund                      2,254,616.00   250,485.00
       Equity Income Fund                   388,686.00         0.00
       International Equity Fund            985,632.00         0.00
       Government Securities Fund           113,616.00         0.00
       Emerging Markets Fund                 60,159.00         0.00
       Pacific Growth Fund                     115,080         0.00
       Global Government Income Fund         42,714.00         0.00



      The table below sets forth the total sub-administration fees paid to First Data and waived by First Data for the fiscal year ended March 31, 1997.


                             CO-ADMINISTRATION FEES
                             ----------------------

                                             Net Fees
                                                Paid     Fees Waived
                                                ----     -----------
       Government Money Market Fund        $ 98,906.00       $ 0.00
       Tax Exempt Fund                      326,822.00         0.00
       Value Fund                           513,976.00         0.00
       Capital Growth Fund                  298,193.00         0.00
       Disciplined Equity Fund               60,505.00          0.00
       Equity Index Fund                    171,545.00         0.00

                                             Net Fees
                                                Paid     Fees Waived
                                                ----     -----------
       Managed Index Fund                     7,522.00         0.00
       Managed SmallCap Index Fund            7,375.00         0.00
       Emerging Growth Fund                 143,790.00         0.00
       Balanced Assets Fund                  93,557.00         0.00
       Short-Intermediate Government Fund   219,240.00         0.00
       Short-Term Income Fund                96,033.00         0.00
       Diversified Income Fund               96,135.00         0.00
       Strategic Fixed Income Fund          440,702.00         0.00
       Municipal Income Fund                 47,546.00         0.00
       Short-Term Municipal Income Fund      32,415.00         0.00
       Intermediate Municipal Bond Fund      42,623.00         0.00
       Florida Intermediate Municipal Bond
         Fund                                24,249.00         0.00
       Georgia Intermediate Municipal Bond
         Fund                                26,483.00         0.00
       Maryland Intermediate Municipal
          Bond Fund                          38,819.00         0.00
       North Carolina Intermediate
          Municipal Bond Fund                17,960.00         0.00
       South Carolina Intermediate
          Municipal Bond Fund                31,867.00         0.00
       Tennessee Intermediate Municipal
          Bond Fund                           8,549.00         0.00
       Texas Intermediate Municipal Bond
          Fund                               14,526.00         0.00
       Virginia Intermediate Municipal
          Bond Fund                         102,954.00         0.00
       Florida Municipal Bond Fund           17,385.00         0.00
       Georgia Municipal Bond Fund            6,657.00         0.00
       Maryland Municipal Bond Fund           6,306.00         0.00
       North Carolina Municipal Bond Fund    13,109.00         0.00
       South Carolina Municipal Bond Fund     8,189.00         0.00
       Tennessee Municipal Bond Fund          3,784.00         0.00
       Texas Municipal Bond Fund              7,900.00         0.00
       Virginia Municipal Bond Fund           9,205.00         0.00

      The table set forth on the following page states the total net administration fees paid and the total administration fees waived for the fiscal period ended March 31, 1996.

                               ADMINISTRATION FEES
                               -------------------

                                      FY 1996
                                      -------
                               Net Fees        Fees
                                Paid          Waived
                                ----          ------
Government Money Market
  Fund                      $139,341.00     $19,949.00
Tax Exempt Fund              409,267.00     $52,641.00
Value Fund                   374,444.00           0.00
Capital Growth Fund          300,466.00           0.00
Emerging Growth Fund         103,626.00           0.00
Disciplined Equity Fund       45,211.00           0.00
Equity Index Fund             53,838.00           0.00
Balanced Assets Fund          78,711.00           0.00
Short-Intermediate
   Government Fund           167,287.00           0.00
Short-Term Income Fund        65,025.00           0.00
Diversified Income Fund       57,340.00           0.00
Strategic Fixed Income Fund  280,486.00           0.00
Municipal Income Fund         38,622.00           0.00
Short-Term Municipal
   Income Fund                22,543.00           0.00
Intermediate Municipal
  Bond Funds                  26,938.00           0.00
Florida Intermediate
  Municipal Bond Fund         17,482.00           0.00
Georgia Intermediate
  Municipal Bond Fund         19,615.00           0.00
Maryland Intermediate
  Municipal Bond Fund         30,556.00           0.00
North Carolina
  Intermediate Municipal
  Bond Fund                   12,879.00           0.00
South Carolina
  Intermediate Municipal
  Bond Fund                   23,528.00           0.00
Tennessee
  Intermediate Municipal
  Bond Fund                    6,298.00           0.00
Texas Intermediate
  Municipal Bond Fund         10,422.00           0.00
Virginia Intermediate
  Municipal Bond Fund         82,317.00           0.00
Florida Municipal Bond Fund   13,127.00           0.00
Georgia Municipal Bond Fund    4,989.00           0.00
Maryland Municipal Bond
     Fund                      4,576.00           0.00
North Carolina Municipal
     Bond Fund                10,514.00           0.00
South Carolina Municipal
     Bond Fund                 5,476.00           0.00

                                      FY 1996
                                      -------
                               Net Fees        Fees
                                Paid          Waived
                                ----          ------
Tennessee Municipal Bond
     Fund                      2,598.00           0.00
Texas Municipal Bond Fund      5,852.00           0.00
Virginia Municipal Bond
     Fund                      6,812.00           0.00
Prime Fund                 1,924,496.00   1,537,278.00
Treasury Fund              1,405,372.00   1,126,831.00
Equity Income Fund           346,633.00           0.00
International Equity Fund    597,450.00           0.00
Government Securities Fund    96,960.00           0.00
Emerging Markets Fund         17,121.00           0.00
Pacific Growth Fund           34,201.00           0.00
Global Government Income
     Fund                    418,879.00           0.00

      As discussed under the caption "Expenses," the Administrator will be required to reduce its fee from the Companies, in direct proportion to the fees payable to the Adviser and the Administrator by the Companies, if the expenses of the Companies exceed the applicable expense limitation of any state in which the Funds' shares are registered or qualified for sale.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS FOR INVESTOR SHARES

      INVESTOR A SHARES. Each Company has adopted an Amended and Restated Shareholder Servicing and Distribution Plan (the "Investor A Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Investor A Shares. The Investor A Plan provides that each Fund may pay the Distributor or banks, broker/dealers or other financial institutions that offer shares of the Fund and that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") or a Shareholder Servicing Agreement with the respective Company, ("Servicing Agents"), up to 0.10% (on an annualized basis) of the average daily net asset value of Investor A Shares of the Money Market Funds and up to 0.25% (on an annualized basis) of the average daily net asset value of the Non-Money Market Funds.

      With respect to the Money Market Funds, such payments may be made to (i) the Distributor for reimbursements of distribution-related expenses actually incurred by the Distributor, including, but not limited to, expenses of organizing and conducting sales seminars, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and costs of administering the Investor A Plan, or
(ii) Selling Agents that have entered into a Sales Support Agreement with the Distributor for providing sales support assistance in connection with the sale of Investor A Shares of the Money Market Funds. The sales support assistance provided by a Selling Agent under a Sales Support Agreement may include forwarding sales literature and advertising provided by the Companies or the Distributor to their customers and providing such other sales support assistance as may be requested by the Distributor from time to time. Currently, substantially all fees paid by the Money Market Funds pursuant to the Investor A Plan are paid to compensate Selling Agents for providing sales support services, with any remaining amounts being used by the Distributor to partially defray other expenses incurred by the Distributor in distributing Investor A Shares. Fees received by the Distributor pursuant to the Investor A Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of the Distributor.

      With respect to the Non-Money Market Funds, (except the Short-Term Income Fund and the Short-Term Municipal Income Fund) payments under the Investor A Plan may be made to the Distributor for providing the distribution-related services described in (i) above or to Servicing Agents that have entered into a Shareholder Servicing Agreement with each Company for providing shareholder support services to their Customers which hold of record or beneficially Investor A Shares of a Non-Money Market Fund. Such shareholder support services provided by Servicing Agents to holders of Investor A Shares of the Non-Money Market Funds may include (i) aggregating and processing purchase and redemption requests for Investor A Shares from their Customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (ii) providing their Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of their

Customers; (iv) providing information periodically to their Customers showing their positions in Investor A Shares; (v) arranging for bank wires; (vi) responding to their Customers' inquiries concerning their investment in Investor A Shares; (vii) providing sub-accounting with respect to Investor A Shares beneficially owned by their Customers or the information necessary to us for sub-accounting; (viii) if required by law, forwarding shareholder communications from each Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to their Customers (ix) forwarding to their Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and (xi) providing such other similar services as each Company may reasonably request to the extent the Selling Agent is permitted to do so under applicable statutes, rules or regulations. The Money Market Funds, the Short-Term Income Fund and the Short-Term Municipal Income Fund may not pay for personal services and/or maintenance of shareholder accounts, as such terms are interpreted by the NASD, under the Investor A Plan.

      Expenses incurred by the Distributor pursuant to the Investor A Plan in any given year may exceed the sum of the fees received under the Investor A Plan. Any such excess may be recovered by the Distributor in future years so long as the Investor A Plan is in effect. If the Investor A Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund.

      In addition, NFI has adopted an Amended and Restated Shareholder Servicing Plan for the Investor A Shares of the Money Market Funds (the "Money Market Investor A Servicing Plan"). Pursuant to the Money Market Investor A Servicing Plan, which became effective on March 28, 1993, each Money Market Fund may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Company ("Servicing Agents") up to 0.25% (on an annualized basis) of the average daily net asset value of the Investor A Shares of each Money Market Fund for providing shareholder support services. Such shareholder support services provided by Servicing Agents may include those shareholder support services discussed above with respect to the Investor A Shares of the Non-Money Market Funds. Fees paid pursuant to the Money Market Investor A Servicing Plan are calculated daily and paid monthly.

      In addition, the Trust has adopted an Amended and Restated Shareholder Servicing Plan for the Investor A Shares of the Trust's Money Market Funds, the Short-Term Income Fund and the Short-Term Municipal Income Fund (the "Investor A Servicing Plan"). Pursuant to the Investor A Servicing Plan, each such Fund may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Trust ("Servicing Agents") up to 0.25% (on an annualized basis) of the average daily net asset value of the Investor A Shares of each Fund for providing shareholder support services. Such shareholder support services provided by Servicing Agents may include those shareholder support services discussed above with respect to the Investor A Plan. Fees paid pursuant to the Investor A Servicing Plan are calculated daily and paid monthly.

      During the fiscal period ended March 31, 1996, the Distributor received the following amounts from Rule 12b-1 fees, front end sales load fees and CDSC fees in connection with Investor A Shares: $265,899, $12,473 and $0, respectively. Of these amounts, the Distributor retained $0, $0 and $0, respectively, and paid the balance to selling dealers.

      During the fiscal year ended March 31,1997, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of the Trust's Money Market Funds: $0. Of this amount, the Distributor retained $0 and paid the balance to selling dealers.

      During the fiscal year ended March 31,1997, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of the Trust's Non-Money Market Funds: $0. Of this amount, the Distributor retained $0 and paid the balance to selling dealers.

      During the fiscal year ended March 31,1998, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of the Trust's Money Market Funds: $_____. Of this amount, the Distributor retained $_____ and paid the balance to selling dealers.

      During the fiscal year ended March 31,1998, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of the Trust's Non-Money Market Funds: $___. Of this amount, the Distributor retained $____ and paid the balance to selling dealers.

      During the fiscal period ended March 31,1996, the Distributor received the following amounts from Rule 12b-1 fees in connection with Investor A Shares of the NFI Money Market Funds: $972,685 and $35,670, respectively. Of these amounts, the prior Distributor retained $0 and $6,728.76, respectively, and paid the balance to selling dealers.

      During the fiscal year ended March 31,1997, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of the NFI Non-Money Market Funds: $0. Of this amount, the Distributor retained $0 and paid the balance to selling dealers.

      During the fiscal year ended March 31,1997, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of the NFI Money Market Funds: $0. Of this amount, the Distributor retained $0 and paid the balance to selling dealers.

      During the fiscal year ended March 31,1998, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of the NFI Non-Money Market Funds: $___. Of this amount, the Distributor retained $___ and paid the balance to selling dealers.

      During the fiscal year ended March 31,1998, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of the NFI Money Market Funds: $___. Of this amount, the Distributor retained $___ and paid the balance to selling dealers.

      Expenses incurred by the Distributor pursuant to the Investor A Plan in any given year may exceed the sum of the fees received under the Investor A Plan. Any such excess may be recovered by the Distributor in future years so long as the Investor A Plan is in effect. If the Investor A Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund.

      During the fiscal period ended March 31, 1996 the Distributor received $7,579 from 12b-1 fees and $1,533 from front end sales load fees in connection with the NFP Investor A Shares. Of this amount, the Distributor retained $0 of the 12b-1 fees and $224.17 of the front end sales load fees and paid the balance to selling dealers.

      During the fiscal year ended March 31,1997, the Distributor received the following amounts from Rule 12b-1 fees and front end sales load fees in connection with Investor A Shares of the NFP Funds: $0 and $0, respectively. Of these amounts, the Distributor retained $0 and $0, respectively, and paid the balance to selling dealers.

      During the fiscal year ended March 31,1998, the Distributor received the following amounts from Rule 12b-1 fees and front end sales load fees in connection with Investor A Shares of the NFP Funds: $____ and $____, respectively. Of these amounts, the Distributor retained $____ and $____, respectively, and paid the balance to selling dealers.

      INVESTOR B SHARES OF THE MONEY MARKET FUNDS AND INVESTOR C SHARES OF THE NON-MONEY MARKET FUNDS. The Directors/Trustees of the Companies have approved an Amended and Restated Distribution Plan in accordance with Rule 12b-1 under the 1940 Act for the Investor B Shares of Money Market Funds and Investor C Shares of the Non-Money Market Funds (the "Investor B/C Plan"). Pursuant to the Investor B/C Plan, each Fund may pay the Distributor for certain expenses that are incurred in connection with the distribution of shares. Payments under the Investor B/C Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of Investor C Shares of a Non-Money Market Fund and 0.10% of the average daily net asset value of Investor B Shares of a Money Market Fund. Payments to the Distributor pursuant to the Investor B/C Plan will be used (i) to compensate banks, other financial institutions or a securities broker/dealer that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") for providing sales support assistance relating to Investor B or Investor C Shares, for promotional activities intended to result in the sale of Investor B or Investor C Shares such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor B or Investor C Shares. Currently, substantially all fees paid pursuant to the Investor B/C Plan are paid to compensate Selling Agents for providing the services described in (i) and (iii) above, with any remaining amounts being used by the Distributor to partially defray other expenses incurred by the Distributor in distributing Investor B or Investor C Shares. Fees received by the Distributor pursuant to the Investor B/C Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of the Distributor.

      Pursuant to the Investor B/C Plan, the Distributor may enter into Sales Support Agreements with Selling Agents for providing sales support services to their Customers who are the record or beneficial owners of Investor B Shares of the Money Market Funds and Investor C Shares of the non-Money Market Funds. Such Selling Agents will be compensated at the annual rate of up to 0.75% of the average daily net asset value of the Investor C Shares of the Non-Money Market Funds, and up to 0.10% of the average daily net asset value of the Investor B Shares of the Money Market Funds held of record or beneficially by such Customers. The sales support services provided by Setting Agents may include providing distribution assistance and promotional activities intended to result in the sales of shares such as paying for the preparation, printing and distribution of prospectuses to other than current shareholders.

      Fees paid pursuant to the Investor B/C Plan are accrued daily and paid monthly, and are charged as expenses of the relevant shares of a Fund as accrued. Expenses incurred by the Distributor pursuant to the Investor B/C Plan in any given year may exceed the sum of the fees received under the Investor B/C Plan and payments received pursuant to contingent deferred sales charges. Any such excess may be recovered by the Distributor in future years so long as the Investor B/C Plan is in effect. If the Investor B/C Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

      In addition, the Directors have approved an Amended and Restated Shareholder Servicing Plan ("Servicing Plan") with respect to the Investor B Shares of the Money Market Funds and Investor C Shares of the Non-Money Market Funds (the "Investor B/C Servicing Plan"). Pursuant to the Investor B/C Servicing Plan, each Fund may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with Nations Funds ("Servicing Agents") for certain expenses that are incurred by the Servicing Agents in connection with shareholder support services that are provided by the Servicing Agents. Payments under the Investor B/C Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Money Market Funds' Investor B Shares and the Non-Money Market Funds' Investor C Shares. The shareholder services provided by the Servicing Agents may include (i) aggregating and processing purchase and redemption requests for such Investor B or Investor C Shares from Customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (ii) providing Customers with a service that invests the assets of their accounts in such Investor B or Investor C Shares pursuant to specific or pre-authorized instructions; (iii) dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Investor B or Investor C Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Investor B or Investor C Shares; (vii) providing sub-accounting with respect to such Investor B or Investor C Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers;
(ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Company may reasonably request to the extent the Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

      During the fiscal period ended March 31,1996, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the NFI Money Market Funds: $1,982,677.43 and $65,117 respectively. Of these amounts, the prior distributor retained $13,780.21 and $456.62, respectively, and paid the balance to selling dealers.

      During the fiscal period ended March 31, 1996, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor C Shares of the Non-Money Market Funds: $226,162.84 and $5,086, respectively. Of these amounts, the Distributor retained $15,749.93 and $1,394.24, respectively, and paid the balance to selling dealers.

      During the fiscal year ended March 31,1997, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor B Shares of the NFI Money Market Funds: $4,403,155.44. Of this amount, the Distributor retained $302.33 and paid the balance to selling dealers.

      During the fiscal year ended March 31,1997, the Distributor received the following amounts from Rule 12b-1 fees CDSC in connection with Investor C Shares of the NFI Non-Money Market Funds: $38,342.90 and $587.17, respectively. Of these amounts, the Distributor retained $4,441.52 and $587.17, respectively, and paid the balance to selling dealers.

      During the fiscal year ended March 31,1997, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor B Shares of the Money Market Funds: $488,455.68. Of this amount, the Distributor retained $369.80 and paid the balance to selling dealers.

      During the fiscal year ended March 31,1997, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor C Shares of the Non-Money Market Funds: $252,094.80 and $6,716.67, respectively. Of these amounts, the Distributor retained $43,497.58 and $6,716.67, respectively, and paid the balance to selling dealers.

      During the fiscal year ended March 31,1998, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor B Shares of the NFI Money Market Funds: $__________. Of this amount, the Distributor retained $_______ and paid the balance to selling dealers.

      During the fiscal year ended March 31,1998, the Distributor received the following amounts from Rule 12b-1 fees CDSC in connection with Investor C Shares of the NFI Non-Money Market Funds: $_________ and $______ respectively. Of these amounts, the Distributor retained $_____ and $______, respectively, and paid the balance to selling dealers.

      During the fiscal year ended March 31,1998, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor B Shares of the Money Market Funds: $______. Of this amount, the Distributor retained $______ and paid the balance to selling dealers.

      During the fiscal year ended March 31,1998, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor C Shares of the Non-Money Market Funds: $________ and $_______, respectively. Of these amounts, the Distributor retained $_______ and $_______, respectively, and paid the balance to selling dealers.

      INVESTOR C SHARES OF THE MONEY MARKET FUNDS AND INVESTOR B SHARES OF THE NON-MONEY MARKET FUNDS. The Directors/Trustees of each Company have approved a Distribution Plan (the "Investor B Distribution Plan") with respect to Investor B Shares of the Non-Money Market Funds. Pursuant to the Investor B Distribution Plan, a Non-Money Market Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of the Fund's Investor B Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Investor B Shares with the Distributor ("Selling Agents"). Payments under a Fund's Investor B Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of each Non-Money Market Fund's Investor B Shares.

      The fees payable under the Investor B Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Investor B Distribution Plan may be made with respect to preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; overhead and other office expenses of the Distributor relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses), incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.

      In addition, the Directors/Trustees have approved a Shareholder Servicing Plan with respect to Investor C Shares of the Money Market Funds and Investor B Shares of the Non-Money Market Funds ( "Investor C/B Servicing Plan"). Pursuant to the Investor C/B Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Company ("Servicing Agents") for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. Payments under the Investor C/B Servicing Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors/Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor C Shares of the Money Market Funds and Investor B Shares of the Non-Money Market Funds.

      The fees payable under the Investor C/B Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for such Investor C or Investor B Shares from Customers and transmitting promptly net purchase and redemption orders to the Distributor or Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in such Investor C or Investor B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Companies on behalf of Customers;
(iv) providing information periodically to Customers showing their positions in such Investor C or Investor B Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Investor C or Investor B Shares; (vii) providing sub-accounting with respect to such Investor C or Investor B Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Companies (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Investor C Servicing Plan or related agreements; (x) providing general shareholder liaison Services; and (xi) providing such other similar services as the Companies may reasonably request to the extent such Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

      The fees payable under the Investor B Distribution Plan and Investor C/B Servicing Plan (together, the "Investor C/B Plans") are treated by the Funds as an expense in the year they are accrued. At any given time, a Selling Agent and/or Servicing Agent may incur expenses in connection with services provided pursuant to its agreements with the Distributor under the Investor C/B Plans which exceed the total of (i) the payments made to the Selling Agents and Servicing Agents by the Distributor or the Company and reimbursed by the Fund pursuant to the Investor C/B Plans, and (ii) the proceeds of contingent deferred sales charges paid to the Distributor and reallowed to the Selling Agent, upon the redemption of their Customers' Investor C Shares. Any such excess expenses may be recovered in future years, so long as the Investor C/B Plans are in effect. Because there is no requirement under the Investor C/B Plans that the Distributor be paid or the Selling Agents and Servicing Agents be compensated or reimbursed for all their expenses or any requirement that the Investor C/B Plans be continued from year to year, such excess amount, if any, does not constitute a liability to a Fund or the Distributor. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor, a Selling Agent or a Servicing Agent in excess of payments previously made to the Distributor under the Investor C/B Plans or in connection with contingent deferred sales charges, if for any reason the Investor C/B Plans are terminated, the Directors will consider at that time the manner in which to treat such expenses.

      During the fiscal period ended March 31, 1996, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the Non-Money Market Funds: $796,535 and $503,334 respectively. Of these amounts, the prior distributor retained $ 0 and $ 0, respectively, and paid the balance to selling dealers.

      During the fiscal period ended March 31, 1996, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the Non-Money Market Funds of the Trust: $939,081 and $558,076, respectively. Of these amounts, the Distributor retained $0 and $0, respectively, and paid the balance to selling dealers.

      During the fiscal year ended March 31, 1997, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the Non-Money Market Funds: $0 and $0, respectively. Of these amounts, the Distributor retained $0 and $0, respectively, and paid the balance to selling dealers.

      During the fiscal year ended March 31,1997, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the Non-Money Market Funds of the Trust: $0 and $0, respectively. Of these amounts, the Distributor retained $0 and $0, respectively, and paid the balance to selling dealers.

      During the fiscal year ended March 31, 1998, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the Non-Money Market Funds: $___ and $___, respectively. Of these amounts, the Distributor retained $____ and $____, respectively, and paid the balance to selling dealers.

      During the fiscal year ended March 31,1998, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the Non-Money Market Funds of the Trust: $____and $___, respectively. Of these amounts, the Distributor retained $____ and $____, respectively, and paid the balance to selling dealers.

      DAILY SHARES OF THE MONEY MARKET FUNDS. The Directors/Trustees have approved a Distribution Plan (the "Daily Distribution Plan") with respect to Daily Shares of the Money Market Funds. Pursuant to the Daily Distribution Plan, a Money Market Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of the Fund's Daily Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Daily Shares with the Distributor ("Selling Agents"). Payments under a Fund's Daily Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors provided that the annual rate may not exceed 0.45 % of the average daily net asset value of each Money Market Fund's Daily Shares.

      The fees payable under the Daily Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Daily Distribution Plan may be made with respect to preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; overhead and other office expenses of the Distributor relating to the foregoing (which may be calculated as a carrying charge in the

Distributor's or Selling Agents' unreimbursed expenses), incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.

      In addition, the Directors have approved a Shareholder Servicing Plan with respect to Daily Shares of the Money Market Funds (the "Daily Servicing Plan"). Pursuant to the Daily Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Company ("Servicing Agents") for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. Payments under the Daily Servicing Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Daily Shares of the Money Market Funds.

      The fees payable under the Daily Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for such Daily Shares from Customers and transmitting promptly net purchase and redemption orders to the Distributor or Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in such Daily Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Daily Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Daily Shares; (vii) providing sub-accounting with respect to such Daily Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Daily Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Company may reasonably request to the extent such Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

      The fees payable under the Daily Distribution Plan and Daily Servicing Plan (together, the "Daily Plans") are treated by the Funds as an expense in the year they are accrued. At any given time, a Selling Agent and/or Servicing Agent may incur expenses in connection with services provided pursuant to its agreements with the Distributor under the Daily Plans which exceed the total of
(i) the payments made to the Selling Agents and Servicing Agents by the Distributor or the Company and reimbursed by the Fund pursuant to the Daily Plans, and (ii) the proceeds of contingent deferred sales charges paid to the Distributor and reallowed to the Selling Agent, upon the redemption of their Customers' Daily Shares. Any such excess expenses may be recovered in future years, so long as the Daily Plans are in effect. Because there is no requirement under the Daily Plans that the Distributor be paid or the Selling Agents and Servicing Agents be compensated or reimbursed for all their expenses or any requirement that the Daily Plans be continued from year to year, such excess amount, if any, does not constitute a liability to a Fund or the Distributor. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor, a Selling Agent or a Servicing Agent in excess of payments previously made to the Distributor under the Daily Plans or in connection with contingent deferred sales charges, if for any reason the Daily Plans are terminated, the Directors will consider at that time the manner in which to treat such expenses.

      During the fiscal period ended March 31, 1996, the Distributor received the following amounts from Rule 12b-1 fees in connection with Daily Shares of the Money Market Funds: $48 and $0, respectively. Of these amounts, the prior Distributor retained $0 and $0, respectively, and paid the balance to selling dealers.

      During the fiscal year ended March 31, 1997, the Distributor received $0 from Rule 12b-1 fees in connection with Daily Shares of the Money Market Funds. Of this amount, the Distributor retained $0 and paid the balance to selling dealers.

      During the fiscal year ended March 31, 1998, the Distributor received $____ from Rule 12b-1 fees in connection with Daily Shares of the Money Market Funds. Of this amount, the Distributor retained $____ and paid the balance to selling dealers.

      INFORMATION APPLICABLE TO INVESTOR A, INVESTOR B, INVESTOR C AND DAILY SHARES. The Investor A Plan, the Money Market Investor A Servicing Plan, the Investor B/C Plan, the Investor B/C Servicing Plan, the Investor C Plan, the Daily Distribution Plan, the Daily Servicing Plan and the Investor C/B Servicing Plan (each a "Plan" and collectively the "Plans") may only be used for the purposes specified above and as stated in each such Plan. Compensation payable to Selling Agents or Servicing Agents for shareholder support services under the Investor A Plan, the Money Market Investor A Servicing Plan, the Investor B/C Servicing Plan, Daily Servicing Plan and the Investor C/B Servicing Plan is subject to, among other things, the National Association of Securities Dealers, Inc. ("NASD") Rules of Conduct governing receipt by NASD members of shareholder servicing plan fees from registered investment companies (the "NASD Servicing Plan Rule"), which became effective on July 7, 1993. Such compensation shall only be paid for services determined to be permissible under the NASD Servicing Plan Rule.

      Each Plan requires the officers of the Company or the Distributor to provide the Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Board of Directors reviews these reports in connection with their decisions with respect to the Plans.

      As required by Rule 12b-1 under the 1940 Act, each Plan was approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Qualified Directors") on February 6, 1997, with respect to the Investor C Shares of the Money Market Funds, on March 22, 1991, with respect to the Investor A Shares of the Equity Income and Government Securities Funds, on June 24, 1992 with respect to the Investor A Shares of the International Equity Fund, and on March 19, 1992, with respect to the Investor C Shares of the Non-Money Market Funds. Additionally, each Plan with respect to the Investor B Shares of the Money Market Funds and with respect to the Investor B Shares of all the Non-Money Market Funds was approved by the Board of Directors, including a majority of the Qualified Directors, on February 3, 1993. The Plan with respect to the Investor C Shares of the Money Market Funds was initially approved on August 4, 1993. The Plan with respect to the Daily Shares of the Money Market Funds was initially approved on August 4, 1993. The Plans continue in effect as long as such continuance is specifically approved at least annually by the Board of Directors, including a majority of the Qualified Directors. On October 12, 1996, the Board of Directors (including a majority of the Qualified Directors) voted to continue each Plan for an additional one year period.

      In approving the Plans in accordance with the requirements of Rule 12b-1, the directors considered various factors and determined that there is a reasonable likelihood that each Plan will benefit the respective Investor A, Investor B, Investor C Shares or Investor B Shares and the holders of such shares. The Investor A Plan was approved by the Shareholders of the Investor A Shares of each of the Funds except the International Equity Fund on September 6, 1991, and the Investor B/C Plan applicable to Investor C Shares of the International Equity and Equity Income Funds and the Investor A Plan applicable to Investor A Shares of the International Equity Fund were approved on September 22, 1992 by the Investor C Shareholders of the respective International Equity and Equity Income Funds with respect to the Investor B/C Plan and by the Investor A Shareholders of the International Equity Fund with respect to the Investor A Plan. The Plans applicable to the Investor B Shares of the Money Market Funds and Investor B Shares of the Non-Money Market Funds were approved by such Funds' initial shareholder of Investor B and Investor B Shares.

      The Investor A Shares' Plans with respect to the Money Market Funds originally became effective on December 4, 1989, and were amended February 12,1990, March 19, 1992 and February 3, 1993. The Investor A

Shares' Plan with respect to the Equity Income and Government Securities Funds became effective on March 22, 1991, and was amended March 19, 1992. The Investor A Shares' Plan with respect to the International Equity Fund became effective September 6, 1991 and was amended March 19, 1992 and February 3, 1993.

      The Investor A Plan, Investor B/C Plan and Investor C/B Plan may be terminated with respect to their respective shares by vote of a majority of the Qualified Directors, or by vote of a majority of the holders of the outstanding voting securities of the Investor A, Investor B or Investor C, as appropriate. Any change in such a Plan that would increase materially the distribution expenses paid by the Investor A, Investor B or Investor C Shares requires shareholder approval; otherwise, each Plan may be amended by the directors, including a majority of the Qualified Directors, by vote cast in person at a meeting called for the purpose of voting upon such amendment. The Money Market Investor A Servicing Plan, the Investor B/C Servicing Plan and the Investor C/N Servicing Plan may be terminated by a vote of a majority of the Qualified Directors. As long as a Plan is in effect, the selection or nomination of the Qualified Directors is committed to the discretion of the Qualified Directors.

Conflict of interest restrictions may apply to the receipt by Selling and/or Servicing Agents of compensation from the Company in connection with the investment of fiduciary assets in Investor Shares. Selling and/or Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal advisers before investing such assets in Investor Shares.


         FEES PAID PURSUANT TO SHAREHOLDER SERVICING/DISTRIBUTION PLANS
         --------------------------------------------------------------
                                INVESTOR A SHARES




                                                         NET
                                                      FEES PAID
                                     NET             (SHAREHOLDER
                              FEES PAID (12B-1        SERVICING             NET
                                 COMPONENT)           COMPONENT)            FEES
           FUND              YEAR ENDED 3/31/97   YEAR ENDED 3/31/97        PAID
           ----              ------------------   ------------------        ----
Prime Fund                   $ 1,097,979.00       $ 2,747,215.00      $3,845,194.00
Treasury Fund                    162,471.00           406,736.00         569,207.00
Equity Income Fund               110,224.00               N/A            110,224.00
International Equity Fund         24,965.00               N/A             24,965.00
Government Securities
   Fund                           26,901.00               N/A             26,901.00




                    FEES PAID PURSUANT TO DISTRIBUTION PLANS
                    ----------------------------------------

                     INVESTOR B SHARES - MONEY MARKET FUNDS
                   INVESTOR C SHARES - NON-MONEY MARKET FUNDS





                                                          NET
                                                       FEES PAID
                                     NET             (SHAREHOLDER
                              FEES PAID (12B-1        SERVICING             NET
                                 COMPONENT)           COMPONENT)            FEES
           FUND              YEAR ENDED 3/31/97   YEAR ENDED 3/31/97        PAID
           ----              ------------------   ------------------        ----
Prime Fund                          $ O              $858,611.00         858,611.00
Treasury Fund                         0             3,544,545.00       3,544,545.00
Equity Income Fund               11,994.00             11,993.00          23,987.00
International Equity Fund         1,875.00              1,882.00           3,756.00
Government Securities
   Fund                           5,499.00              5,499.00          10,999.00



NOTE: All fees paid under the Investor A and Investor C/B Shares Distribution
      Plans were accrued as payments to broker/dealers and financial institutions offering such shares to their customers.

                     INVESTOR C SHARES - MONEY MARKET FUNDS
                   INVESTOR B SHARES - NON-MONEY MARKET FUNDS



                                                          NET
                                                       FEES PAID
                                     NET             (SHAREHOLDER
                              FEES PAID (12B-1        SERVICING             NET
                                 COMPONENT)           COMPONENT)            FEES
           FUND              YEAR ENDED 3/31/97   YEAR ENDED 3/31/97        PAID
           ----              ------------------   ------------------        ----

Prime Fund                           N/A             $208,356.00      $  208,356.00
Treasury Fund                        N/A               31,570.00          31,570.00
Equity Income Fund           $  537,211.00            267,429.00         804,639.00
International Equity Fund       291,590.00            101,842.00         393,431.00
Government Securities
   Fund                         182,232.00            144,169.00         296,401.00


                        DAILY SHARES - MONEY MARKET FUNDS



                                                  NET FEES PAID
                                      NET          (SHAREHOLDER
                               FEES PAID (12B-1     SERVICING
                                  COMPONENT)        COMPONENT)          NET
                                  YEAR ENDED       YEAR ENDED          FEES
             FUND                   3/31/97          3/31/97           PAID
             ----                   -------          -------           ----

Prime Fund                       $2,524.00         $2,495.00      $  5,018.00
Treasury Fund                     1,655.00          1,657.00         3,311.00


                  FEES PAID PURSUANT TO THE ADMINISTRATION PLAN
                  ---------------------------------------------

                                PRIMARY B SHARES

                                      Net Admin           Net Admin
                                      Fees Paid          Fees Waived
                                      ---------          -----------

Prime Fund                           $503,055.00             $0
Treasury Fund                         173,395.00              0
Equity Income Fund                     12,732.00              0
International Equity Fund              13,436.00              0
Government Securities Fund               2,205.00             0


SHAREHOLDER SERVICING AGREEMENTS (PRIMARY B SHARES) - MONEY MARKET FUNDS

      As stated in the Prospectuses for the Money Market Funds' Primary Shares of NFI and the Prospectuses for the Primary B Shares of the Trust, each of NFI and the Trust has a separate Shareholder Servicing Plan with respect to the Non-Money Market Funds' Primary B Shares of NFI and the Primary B Shares of NFI and the Primary B Shares of the Trust except the Value Fund, Capital Growth Fund, Emerging Growth Fund, Disciplined Equity Fund, Equity Index Fund, Managed Index Fund, Managed SmallCap Index Fund, Managed Value Index Fund, Managed

SmallCap Value Index Fund, Balanced Assets Fund, Short-Intermediate Government Fund, Short-Term Income Fund, Diversified Income Fund and Strategic Fixed Income Fund. Pursuant to the Shareholder Servicing Plans, NFI and the Trust each has entered into separate agreements with certain banks pertaining to the provision of administrative services to their customers who may from time to time own of record or beneficially Primary B Shares ("Customers") in consideration for the payment of up to 0.25% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase, exchange and redemption requests for Primary B Shares from Customers and transmitting promptly net purchase and redemption orders with the Distributor or the transfer agents; (ii) providing Customers with a service that invests the assets of their accounts in Primary B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Primary B Shares; (v) arranging for bank wires; (vi) responding to Customer inquiries concerning their investment in Primary B Shares; (vii) providing sub-accounting with respect to Primary B Shares beneficially owned by Customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreements or Shareholder Serving Plan; and
(x) providing such other similar services as may reasonably be requested to the extent permitted under applicable statutes, rules, or regulations.

      Such plan shall continue in effect as long as the Board of Directors/Trustees, including a majority of the Qualified Directors, specifically approves the plan at least annually.

SHAREHOLDER ADMINISTRATION PLAN (PRIMARY B SHARES) - NON-MONEY MARKET FUNDS

      As stated in the Prospectus for the Non-Money Market Funds' Primary B Shares, each Company has a separate Shareholder Administration Plan (the "Administration Plan") with respect to such shares. Pursuant to the Administration Plan, each Company may enter into agreements ("Administration Agreements") with broker/dealers, banks and other financial institutions that are dealers of record or holders of record or which have a servicing relationship with the beneficial owners of Non-Money Market Fund Primary B Shares ("Servicing Agents"). The Administration Plan provides that pursuant to the Administration Agreements, Servicing Agents shall provide the shareholder support services as set forth therein to their customers who may from time to time own of record or beneficially Primary B Shares ("Customers") in consideration for the payment of up to 0.60% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase, exchange and redemption requests for Primary B Shares from Customers and transmitting promptly net purchase and redemption orders with the Distributor or the transfer agents; (ii) providing Customers with a service that invests the assets of their accounts in Primary B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Primary B Shares; (v) arranging for bank wires; (vi) responding to Customer inquiries concerning their investment in Primary B Shares; (vii) providing sub-accounting with respect to Primary B Shares beneficially owned by Customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding an Administration Agreement; (x) employee benefit plan recordkeeping, administration, custody and trustee services; (xi) general shareholder liaison services and (xii) providing such other similar services as may reasonably be requested to the extent permitted under applicable statutes, rules, or regulations.

      The Administration Plan also provides that in no event may the portion of the shareholder administration fee that constitutes a "service fee," as the term is defined in NASD Servicing Plan Rule, exceed 0.25% of the average daily net asset value of the Primary B Shares of a Non-Money Market Fund. In addition, to the extent any portion of the fees payable under the Plan is deemed to be for services primarily intended to result in the sale of Fund Shares, such fees are deemed approved and may be paid under the Administration Plan. Accordingly, the Administration Plan has been approved and will be operated pursuant to Rule 12b-1 under the 1940 Act. Such plan shall continue in effect as long as the Board of Directors/Trustees, including a majority of the Qualified Directors, specifically approves the plan at least annually.

EXPENSES

      The Administrator furnishes, without additional cost to each Company, the services of the Treasurer and Secretary of each Company and such other personnel (other than the personnel of the Adviser) as are required for the proper conduct of each Company's affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of each Company's shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Plans relating to the Investor A, Investor B or Investor C Shares of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by each Company.

      Each Company pays or causes to be paid all other expenses of each Company, including, without limitation: the fees of the Adviser, the Administrator and Co-Administrator; the charges and expenses of any registrar, any custodian or depository appointed by each Company for the safekeeping of its cash, fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by each Company; brokerage commissions chargeable to each Company in connection with fund securities transactions to which each Company is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by each Company to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of each Company and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of typesetting prospectuses and statements of additional information of each Company (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to each Company's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend or distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of each Company's shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to each Company; membership dues of industry associations; interest payable on Company borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of each Company which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of each Company's operation unless otherwise explicitly assumed by the Adviser), the Administrator or Co-Administrator.

      Expenses of each Company which are not directly attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund of each Company based upon the relative net assets of each class or Fund. Expenses of each Company which are not directly attributable to a specific class of shares but are directly attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses of each Company which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

      The Advisory Agreement, the Sub-Advisory Agreements, and the Administration Agreement require NBAI, TradeStreet, Gartmore, and the Administrator to reduce their fees to the extent required to satisfy any expense limitations which may be imposed by the securities laws or regulations thereunder of any state in which a Fund's shares are registered or qualified for sale, as such limitations may be raised or lowered from time to time, and the aggregate of all such investment advisory, sub-advisory, and administration fees shall be reduced by the amount of such excess. The amount of any such reduction to be borne by NBAI, TradeStreet, Gartmore or the Administrator shall be deducted from the monthly investment advisory and administration fees otherwise payable to NBAI, TradeStreet, Gartmore and the Administrator during such fiscal year. If required pursuant to such state securities regulations, NBAI, TradeStreet, Gartmore and the Administrator will reimburse the Company no later than the last day of the first month of the next succeeding fiscal year, for any such annual operating expenses (after reduction of all investment advisory and administration fees in excess of such limitation).

TRANSFER AGENTS AND CUSTODIANS

      First Data is located at One Exchange Place, 53 State Street, Boston, Massachusetts 02109, and acts as transfer agent for each Companies Primary Shares and Investor Shares. Under the transfer agency agreements, the transfer agent maintains shareholder account records for the Company, handles certain communications between shareholders and the Companies, and distributes dividends and distributions payable by the Companies to shareholders, and produces statements with respect to account activity for the Companies and its shareholders for these services. The transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts that it maintains for each Company during the month and is reimbursed for out-of-pocket expenses.

      NationsBank of Texas, N.A., ("NationsBank of Texas") 901 Main Street, Dallas, Texas 75201, serves as sub-transfer agent for each Fund's Primary Shares.

      NationsBank currently serves as custodian for the portfolio securities and cash of each of the Funds except the international Funds. The Bank of New York ("BONY") serves as custodian to the international Funds and as sub-custodian to all the other Nations Funds. On or about September, 1998, it is expected that BONY will serve as the custodian for the Funds' assets and NationsBank will no longer serve as custodian. In such case, the Funds would no longer be served by a sub-custodian. Investors should consult their prospectus(es) for more information regarding the status of custodial arrangements for the Funds.

      As custodian, BONY would maintain the Funds' securities cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Funds for payments of dividends, distributions and redemptions, endorses and collects on behalf of such Funds all checks, and receives all dividends and other distributions made on securities owned by such Funds.

      The Bank of New York ("BONY"), Avenue des Arts, 35 1040 Brussels, Belgium serves, and is expected to serve after September, 1998, as custodian for the assets of the international Funds.

      The Bank of New York, 90 Washington Street, New York, New York 10286, serves as sub-custodian for the assets of the Funds, and is expected to serve after September, 1998, as custodian for the assets of the Funds, other than the international Funds.

                                   DISTRIBUTOR
                                   -----------

      Stephens Inc. (the "Distributor") serves as the principal underwriter and distributor of the shares of the Funds.

      Pursuant to a distribution agreement (the "Distribution Agreement"), the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that its receives to the Companies or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake such advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by a distribution plan adopted by the Companies pursuant to Rule 12b-1 under the 1940 Act.

      The Distribution Agreement will continue year to year as long as such continuance is approved at least annually by (i) the Board of Directors/Trustees or a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund and (ii) a majority of the directors who are not parties to the Distribution Agreement or "interested persons" of any such party by a vote cast in person at a meeting called for such purpose. The Distribution Agreement is not assignable and is terminable with respect to a Fund, without penalty, on 60 days' notice by the Board of Directors/Trustees, the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, or by the Distributor.

                       INDEPENDENT ACCOUNTANTS AND REPORTS
                       -----------------------------------

      At least semi-annually, the Companies will furnish shareholders of the Funds with a list of the investments held in the Funds and financial statements for the Funds. The annual financial statements will be audited by each Company's independent accountant. The Board of Directors/Trustees has selected Price Waterhouse Coopers LLP, 160 Federal Street, Boston, Massachusetts, 02110 as each Company's independent accountant to audit each Company's books and review each Company's tax returns for the Funds' fiscal year ended March 31, 1998. KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, Ohio 43215 were the independent auditors for the Emerald International Equity Fund (predecessor to the International Value Fund) for the fiscal period December 1, 1997 through May 15, 1998 and for the fiscal year ended November 30, 1997.

      The Annual Reports for the fiscal period ended March 31, 1998 are hereby incorporated herein by reference in this SAI. The Annual Reports for the Emerald International Equity Fund (the predecessor to the International Value Fund) for the fiscal period ended May 15, 1998 and for the fiscal year ended November 30, 1997 are also is incorporated herein by reference. These Annual Reports will be sent free of charge with this SAI to any shareholder who requests this SAI.

                                     COUNSEL
                                     -------

      Morrison & Foerster LLP serves as legal counsel to the Companies. Their address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

                      ADDITIONAL INFORMATION ON PERFORMANCE
                      -------------------------------------

      Yield information and other performance information for each Company's Funds may be obtained by calling the Company at (800) 321-7854.

      From time to time, the yield and total return of a Fund's Investor Shares and Primary Shares may be quoted in advertisements, shareholder reports, and other communications to shareholders. Each Fund of the Company also may quote information obtained from the Investment Company Institute in its advertising materials and sales literature. In addition, certain potential benefits of investing in world securities markets may be discussed in promotional materials. Such benefits include, but are not limited to: a) the expanded opportunities for investment in securities markets outside the U.S.; b) the growth of securities markets outside the U.S. vis-a-vis U.S. markets; c) the relative return associated with foreign securities markets vis-a-vis U.S. markets; and d) a reduced risk of portfolio volatility resulting from a diversified securities portfolio consisting of both U.S. and foreign securities. Performance information is available by calling 1-800-321-7854 with respect to Investor Shares and 1-800-621-2192 with respect to Primary Shares.

YIELD CALCULATIONS

      The current yield quotations for the Primary A, Primary B, Investor A, Investor B, Investor C and Daily Shares of the NFI Money Market Funds are computed by determining the net change, exclusive of capital changes, over a seven-day base period in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period. The net change in account value is divided by the value of the account at the beginning of the base period to obtain the base period return. The base period return is then multiplied by (5/7), with the resulting annualized yield figure carried to the nearest 1/100 of 1%. For purposes of calculating current yield, net change in account value reflects: (i) the value of additional shares purchased with dividends from the original shares and dividends declared on both the original shares and any such additional shares, and (ii) all fees (other than non-recurring account charges) that are charged to all shareholder accounts in proportion to the length of the base period and the average account size of the Primary A, Primary B, Investor A, Investor B, Investor C and Daily Shares of the

Money Market Funds. The capital changes excluded from the calculation of current yield are realized gains and losses from the sale of securities and unrealized appreciation and depreciation.

      The effective yield quotations for the Primary Shares and Investor Shares of the Money Market Funds are computed by compounding the unannualized seven-day base period return as follows: 1 is added to the base period return and this sum is then raised to a power equal to (5/7), and 1 is then subtracted from the result. Based on the seven-day period ended March 31, 1998, (the "base period"), the current and effective yields of the various shares of the Money Market Funds were as follows:


      The yield of the Primary Shares and Investor Shares of the NFP Funds is a measure of the net investment income per share (as defined) earned over a 30-day period expressed as a percentage of the maximum offering price of a share of such classes at the end of the period. Yield figures are determined by dividing the net investment income per share earned during the specified 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

      Yield = 2[(a-b + 1)6 1]
                  cd

Where:  a  =   dividends and interest earned during the period

        b  =   expenses accrued for the period (net of reimbursements)

        c  =   average daily number of shares outstanding during the period that were entitled to receive dividends

        d  =   maximum offering price per share on the last day of the period

      For purposes of yield quotation, income is calculated in accordance with standardized methods applicable to all stock and bond mutual funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses are excluded from the calculation.

      Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions a Fund paid over the same period or the rate of income reported in the Funds' financial statements.

      MONEY MARKET FUNDS. The "yield" and "effective yield" of Primary A, Primary B, Investor A, Investor B, Investor C and Daily Shares of each Money Market Fund of the Trust are computed separately as described in the Prospectuses according to formulas prescribed by the SEC. The standardized seven-day yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share of the class or series involved at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in each Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares; and all fees, other than nonrecurring account or sales charges, that are charged to shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for a class or series of shares in a Fund is computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

      In addition, the "tax-equivalent yield" of the Primary A, Primary B, Investor A, Investor B, Investor C and Daily Shares of the Tax Exempt Fund is computed by: (a) dividing the portion of the yield that is exempt from Federal income tax by one minus a stated Federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from Federal income tax.


                                 Seven Day Yield
                                 ---------------


                                                          Effective
                                    Yield                   Yield                    Tax
                                   Without                 Without        Tax     Equivalent
                                    Fee      Effective       Fee       Equivalent  Yield w/o
                          Yield    Waivers     Yield       Waivers        Yield    Waivers
                          -----    -------     -----       -------        -----    -------
Prime Fund
   Primary A Shares       5.47%     5.42%      5.62%        5.57%          n/a       n/a
   Primary B Shares       5.22%     5.17%      5.36%        5.31%          n/a       n/a
   Investor A Shares      5.12%     5.07%      5.25%        5.20%          n/a       n/a
   Investor B Shares      5.22%     5.17%      5.36%        5.31%          n/a       n/a
   Investor C Shares      5.22%     5.17%      5.36%        5.31%          n/a       n/a
   Daily Shares           4.97%     4.92%      5.10%        5.05%          n/a       n/a

Treasury Fund
   Primary A Shares       5.42%     5.37%      5.56%        5.51%          n/a       n/a
   Primary B Shares       5.17%     5.12%      5.30%        5.25%          n/a       n/a
   Investor A Shares      5.07%     5.02%      5.19%        5.14%          n/a       n/a
   Investor B Shares      5.17%     5.12%      5.30%        5.25%          n/a       n/a
   Investor C Shares      5.17%     5.12%      5.30%        5.25%          n/a       n/a
   Daily Shares           4.92%     4.87%      5.04%        4.99%          n/a       n/a


                                 SEVEN DAY YIELD FOR THE YEAR ENDED 3/31/98
                                 ------------------------------------------

Tax Equivalent Yields @ 39.6%


                                                                                Tax
                                                         Effective            Equivalent
                                    Yield                  Yield               Yield
                                   Without                Without     Tax     Without
                                    Fee      Effective     Fee     Equivalent   Fee
                          Yield    Waivers     Yield      Waivers    Yield     Waivers
                          -----    -------     -----      -------    -----     -------
Government Money Market Fund

Primary A Shares          5.30%     5.01%      5.44%        5.15%     n/a       n/a
Primary B Shares          5.05%     4.76%      5.18%        4.89%     n/a       n/a
Investor A Shares         4.95%     4.66%      5.07%        4.78%     n/a       n/a
Investor B Shares         5.05%     4.76%      5.18%        4.89%     n/a       n/a
Investor C Shares         5.05%     4.76%      5.18%        4.89%     n/a       n/a
Daily Shares              4.80%     4.51%      4.92%        4.63%     n/a       n/a

Tax Exempt Fund

Primary A Shares          3.42%     3.16%      3.48%        3.22%     5.66%      5.23%
Primary B Shares          3.17%     2.91%      3.22%        2.96%     5.25%      4.82%
Investor A Shares         3.07%     2.81%      3.12%        2.86%     5.08%      4.65%
Investor B Shares         3.22%     2.96%      3.27%        3.01%     5.33%      4.90%
Investor C Shares         3.17%     2.91%      3.22%        2.96%     5.25%      4.82%
Daily Shares              2.92%     2.66%      2.96%        2.70%     4.83%      4.40%

      NON-MONEY MARKET FUNDS. Yield is calculated separately for the Investor A, Investor C, Investor B, Primary A and Primary B Shares of a Non-Money Market Fund by dividing the net investment income per share for a particular class or series of shares (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period (for Primary A and Primary B Shares, maximum offering price per share is the same as the net asset value per share) and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. For a class or series of shares in a Fund, net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                  Yield = 2 [(a-b+ 1)6 - 1]
                              ---
                                 cd

Where:         a =   dividends and interest earned during the period.

               b =   expenses accrued for the period (net of reimbursements).

               c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

               d = maximum offering price per share on the last day of the period (again, for Primary A and Primary B Shares, this is equivalent to net asset value per share).

      For the purpose of determining net investment income earned during the period (variable- "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. Each Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations. The Municipal Income Fund, Short-Term Municipal Income Fund, Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds calculate interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

      Expenses accrued for the period (variable "b" in the formula) include recurring fees charged by Nations Funds to shareholder accounts in proportion to the length of the base period. Undeclared earned income will be subtracted from the maximum offering price per share (which for Primary A and Primary B Shares is net asset value per share) (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. A Fund's maximum offering price per share for purposes of the formula includes the maximum sales charge, if any, imposed by the Fund, as reflected in the Fund's prospectus.

      The Funds may provide additional yield calculations in communications (other than advertisements) to the holders of Investor A, Investor C or Investor B Shares. These may be calculated based on the Investor A, Investor C or Investor B Shares' net asset values per share (rather than their maximum offering prices) on the last day of the period covered by the yield computations. That is, some communications provided to the holders of Investor A, Investor C or Investor B Shares may also include additional yield calculations prepared for the holders of Primary A or Primary B Shares. Such additional quotations, therefore, will not reflect the effect of the sales charges mentioned above.

      INVESTOR A SHARES ONLY. Based on the foregoing calculations, the yield, taking into account fee waivers and/or expense reimbursements, and the yield without fee waivers and/or expense reimbursements for the 30-day period ended March 31, 1998 were as follows:

                  THIRTY DAY YIELD FOR THE PERIOD ENDED 3/31/98
                  ---------------------------------------------


                                                                   Tax
                                                                Equivalent
                                               Yield              Yield
                                              Without    Tax     Without
                                                Fee   Equivalent   Fee
                                   Yield      Waivers  Yield     Waivers
                                   -----      -------  -----     -------
Short-Intermediate Government
     Fund
Primary A Shares                    5.42%       5.22%    n/a       n/a
Primary B Shares                    n/a         n/a      n/a       n/a
Investor A Shares                   5.17%       4.97%    n/a       n/a
Investor B Shares                   4.57%       4.37%    n/a       n/a
Investor C Shares                   4.57%       4.37%    n/a       n/a

Short-Term Income Fund
Primary A Shares                    5.09%       4.79%    n/a       n/a
Primary B Shares                    n/a         n/a      n/a       n/a
Investor A Shares                   4.83%       4.53%    n/a       n/a
Investor B Shares                   4.23%       3.93%    n/a       n/a
Investor C Shares                   4.43%       4.13%    n/a       n/a

Diversified Income Fund
Primary A Shares                    6.43%       6.33%    n/a       n/a
Primary B Shares                    4.86%       4.76%    n/a       n/a
Investor A Shares                   6.15%       6.05%    n/a       n/a
Investor B Shares                   5.56%       5.46%    n/a       n/a
Investor C Shares                   5.56%       5.46%    n/a       n/a

Strategic Fixed Income Fund
Primary A Shares                    5.93%       5.82%    n/a       n/a
Primary B Shares                    n/a         n/a      n/a       n/a
Investor A Shares                   5.73%       5.62%    n/a       n/a
Investor B Shares                   5.12%       5.01%    n/a       n/a
Investor C Shares                   5.22%       5.11%    n/a       n/a

Municipal Income Fund
Primary A Shares                    4.80%       4.56%    7.95%    7.55%
Investor A Shares                   4.60%       4.36%    7.62%    7.22%
Investor B Shares                   3.95%       3.71%    6.54%    6.14%
Investor C Shares                   4.05%       3.81%    6.71%    6.31%

Short-Term Municipal Income
     Fund
Primary A Shares                    4.19%       3.82%    6.94%    6.32%
Investor A Shares                   3.99%       3.62%    6.61%    5.99%
Investor B Shares                   3.84%       3.47%    6.36%    5.75%
Investor C Shares                   3.84%       3.47%    6.36%    5.75%

Intermediate Municipal Bond
     Fund
Primary A Shares                    4.66%       4.42%    7.72%    7.32%
Investor A Shares                   4.45%       4.21%    7.37%    6.97%
Investor B Shares                   3.85%       3.61%    6.37%    5.98%
Investor C Shares                   4.15%       3.91%    6.87%    6.47%

Florida Intermediate Municipal
     Bond Fund
Primary A Shares                    4.75%       4.49%    7.86%    7.43%
Investor A Shares                   4.55%       4.29%    7.53%    7.10%
Investor B Shares                   3.95%       3.69%    6.54%    6.11%
Investor C Shares                   3.95%       3.69%    6.54%    6.11%

Georgia Intermediate Municipal
     Bond Fund
Primary A Shares                    4.61%       4.36%   8.12%      8.01%
Investor A Shares                   4.41%       4.16%   7.77%      7.65%
Investor B Shares                   3.81%       3.56%   6.71%      6.54%
Investor C Shares                   3.81%       3.56%   6.71%      6.54%



                                      113



                                                                   Tax
                                                                Equivalent
                                               Yield              Yield
                                              Without    Tax     Without
                                                Fee   Equivalent   Fee
                                   Yield      Waivers  Yield     Waivers
                                   -----      -------  -----     -------
Maryland Intermediate
 Municipal Bond Fund
Primary A Shares                    4.54%       4.24%    7.90%     7.64%
Investor A Shares                   4.34%       4.04%    7.55%     7.28%
Investor B Shares                   3.74%       3.44%    6.51%     6.20%
Investor C Shares                   3.74%       3.44%    6.51%     6.20%

North Carolina Intermediate
   Municipal Bond Fund
Primary A Shares                    4.68%       4.42%    8.40%     8.40%
Investor A Shares                   4.48%       4.22%    8.04%     8.02%
Investor B Shares                   3.88%       3.62%    6.96%     6.88%
Investor C Shares                   3.88%       3.62%    6.96%     6.88%

South Carolina Intermediate
   Municipal Bond Fund
Primary A Shares                    4.91%       4.66%    8.74%     8.73%
Investor A Shares                   4.71%       4.46%    8.38%     8.35%
Investor B Shares                   4.10%       3.85%    7.30%     7.21%
Investor C Shares                   4.11%       3.86%    7.32%     7.23%

Tennessee Intermediate
   Municipal Bond Fund
Primary A Shares                    4.58%       4.24%    8.07%     7.79%
Investor A Shares                   4.38%       4.04%    7.71%     7.43%
Investor B Shares                   3.78%       3.44%    6.66%     6.32%
Investor C Shares                   3.74%       3.40%    6.59%     6.25%

Texas Intermediate Municipal
 Bond Fund
Primary A Shares                    4.77%       4.52%    7.90%    7.48%
Investor A Shares                   4.57%       4.32%    7.57%    7.15%
Investor B Shares                   3.97%       3.72%    6.57%    6.16%
Investor C Shares                   3.97%       3.72%    6.57%    6.16%

Virginia Intermediate
 Municipal Bond Fund
Primary A Shares                    4.71%       4.47%    8.27%     8.18%
Investor A Shares                   4.51%       4.27%    7.92%     7.81%
Investor B Shares                   3.91%       3.67%    6.87%     6.72%
Investor C Shares                   3.91%       3.67%    6.87%     6.72%

Florida Municipal Bond Fund
Primary A Shares                    4.84%       4.54%    8.01%    7.52%
Investor A Shares                   4.63%       4.33%    7.67%    7.17%
Investor B Shares                   3.98%       3.68%    6.59%    6.09%
Investor C Shares                   3.98%       3.68%    6.59%    6.09%

Georgia Municipal Bond Fund
Primary A Shares                    4.71%       4.29%    8.30%     7.89%
Investor A Shares                   4.52%       4.10%    7.96%     7.54%
Investor B  Shares                  3.87%       3.45%    6.82%     6.34%
Investor C Shares                   3.88%       3.46%    6.83%     6.36%

Maryland Municipal Bond Fund
Primary A Shares                    4.49%       4.02%    7.81%     7.24%
Investor A Shares                   4.29%       3.82%    7.47%     6.88%
Investor B Shares                   3.64%       3.17%    6.34%     5.71%
Investor C Shares                   3.75%       3.28%    6.53%     5.91%

North Carolina Municipal Bond
     Fund
Primary A Shares                    4.68%       4.35%    8.40%     8.26%
Investor A Shares                   4.48%       4.15%    8.04%     7.88%
Investor B Shares                   3.83%       3.50%    6.87%     6.65%
Investor C Shares                   3.84%       3.51%   6.89%     6.67%

South Carolina Municipal Bond
     Fund
Primary A Shares                    4.71%       4.32%    8.38%     8.09%
Investor A Shares                   4.51%       4.12%    8.03%     7.72%
Investor B Shares                   3.86%       3.47%    6.87%     6.50%


                                      114



                                                                   Tax
                                                                Equivalent
                                               Yield              Yield
                                              Without    Tax     Without
                                                Fee   Equivalent   Fee
                                   Yield      Waivers  Yield     Waivers
                                   -----      -------  -----     -------
Investor C Shares                   3.86%       3.47%    6.87%     6.50%

Tennessee Municipal Bond Fund
Primary A Shares                    4.65%       4.05%    8.19%     7.44%
Investor A Shares                   4.45%       3.85%    7.84%     7.08%
Investor B Shares                   3.80%       3.20%    6.69%     5.88%
Investor C Shares                   3.79%       3.19%    6.68%     5.86%

Texas Municipal Bond Fund
Primary A Shares                    4.75%       4.28%    7.86%    7.09%
Investor A Shares                   4.55%       4.08%    7.53%    6.75%
Investor B Shares                   3.90%       3.43%    6.46%    5.68%
Investor C Shares                   3.89%       3.42%    6.44%    5.66%

Virginia Municipal Bond Fund
Primary A Shares                    4.77%       4.40%    8.38%     8.05%
Investor A Shares                   4.57%       4.20%    8.03%     7.69%
Investor B Shares                   3.90%       3.53%    6.85%     6.46%
Investor C Shares                   3.86%       3.49%    6.78%     6.39%


The "tax-equivalent" yield is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from Federal income tax by (b) one minus
(i) a stated Federal income tax rate, and, for the State Intermediate Municipal Bond Funds, (ii) a state income tax rate multiplied by one minus the stated Federal income tax rate. The Federal income tax rate used in calculating the "tax-equivalent" yield 39.6%. The state income tax rate used in calculating the "tax-equivalent" yield of the State Intermediate Municipal Bond Funds is as follows: Florida --0%;; Georgia --6%; Maryland --4.875%; North Carolina --7.75%; South Carolina --7%; Tennessee 6%; Texas --0%; and Virginia --5.75%.

      Hypothetical examples showing the level of taxable yield needed to produce on after-tax equivalent to an assumed tax-free yield may be provided to shareholders. Provided below are such illustrations:

      For the Georgia Intermediate Municipal Bond Fund and Georgia Municipal Bond Fund:

--------------------------------------------------------------------------------
Single Return        $25,351-$61,400    $61,401-$128,100    $128,101-$278,450
--------------------------------------------------------------------------------
Joint Return         $42,351-$102,300   $102,301-$155,950   $155,951-$278,450
--------------------------------------------------------------------------------

To match a
 tax-free
yield of:                     A taxable investment would have to pay you:

--------------------------------------------------------------------------------
   4%                   5.91%              6.17%               6.65%
--------------------------------------------------------------------------------
   5%                   7.39%              7.71%               8.31%
--------------------------------------------------------------------------------
   6%                   8.87%              9.25%               9.97%
--------------------------------------------------------------------------------
   7%                   10.34%             10.79%              11.64%
--------------------------------------------------------------------------------
   8%                   11.82%             12.33%              13.30%
--------------------------------------------------------------------------------

The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31%, 36%) and Georgia (6%) tax rates and assume a Federal tax benefit for the state and local taxes. Note the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate applied to taxable income in excess of $278,450.

      For the Maryland Intermediate Municipal Bond Fund and Maryland Municipal Bond Fund:

--------------------------------------------------------------------------------
Single Return        $25,351-$61,400    $61,401-$128,100    $128,101-$278,450
--------------------------------------------------------------------------------
Joint Return         $42,351-$102,300   $102,301-$155,950   $155,951-$278,450
--------------------------------------------------------------------------------

To match a
tax-free
yield of:               A taxable investment would have to pay you:

--------------------------------------------------------------------------------
   4%                     6.00%              6.26%               6.75%
--------------------------------------------------------------------------------
   5%                     7.50%              7.82%               8.43%
--------------------------------------------------------------------------------
   6%                     9.00%              9.39%             10.12%
--------------------------------------------------------------------------------
   7%                    10.50%             10.95%              11.81%
--------------------------------------------------------------------------------
   8%                    12.00%             12.52%              13.50%
--------------------------------------------------------------------------------


The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31%, 36%), Maryland (4.875%) and local county (which, for purposes of the above table is approximately 2.5%) tax rates and assume a Federal tax benefit for the state and local taxes. Note the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate applied to taxable income in excess of $278,450.

      For the North Carolina Intermediate Municipal Bond Fund and North Carolina Municipal Bond Fund:

-------------------------------------------------------------------------------------
Single       $25,351-$60,000   $60,001-$61,400   $61,401-$128,100   $128,101-$278,450
Return       (28%, 7%)         (28%, 7.75%)      (31%, 7.75%)       (36%, 7.75%)
-------------------------------------------------------------------------------------
Joint Return $42,351-$100,000  $100,001-$102,300 $102,301-$155,950  $155,951-$278,450
             (28%, 7%)         (28%,7.75%)       (31%, 7.75%)       (36%, 7.75%)
-------------------------------------------------------------------------------------

To match a
tax-free
yield of:         A taxable investment would have to pay you:

-------------------------------------------------------------------
     4%             5.97%       60.22%        6.28%        6.78%
-------------------------------------------------------------------
     5%             7.47%        7.53%        7.86%        8.42%
-------------------------------------------------------------------
     6%             8.96%        9.03%        9.43%       10.16%
-------------------------------------------------------------------
     7%            10.45%       10.54%       11.00%       11.86%
-------------------------------------------------------------------
     8%            11.95%       12.04%       12.57%       13.55%
-------------------------------------------------------------------


The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31% 36%) and North Carolina (7%, 7.75%) tax rates and assume a Federal tax benefit for the state and local taxes. Note that the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate imposed on taxable income in excess of $278,450.

For the South Carolina Intermediate Municipal Bond Fund and South Carolina Municipal Bond Fund:


-----------------------------------------------------------------------
Single       $25,351-$61,400   $61,401-$128,100  $128,101-$278,450
Return       (28%, 7%)         (31%, 7%)         (36%,7%)
-----------------------------------------------------------------------
Joint Return  $42,351-$102,300 $102,301-$155,950 $155,951-$278,450
             (28%, 7%)         (31%, 7%)         (36%, 7%)
-----------------------------------------------------------------------

To match a
tax-free
yield of:         A taxable investment would have to pay you:

------------------------------------------------------
     4%             5.97%        6.23%        6.72%
------------------------------------------------------
     5%             7.43%        7.79%        8.40%
------------------------------------------------------
     6%             8.96%        9.35%       10.08%
------------------------------------------------------
     7%            10.45%       10.91%       11.76%
------------------------------------------------------
     8%            11.95%       12.47%       13.44%
------------------------------------------------------


The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31%, 36%) and South Carolina (7%) tax rates and assume a Federal tax benefit for the state and local taxes. Note that the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate imposed on taxable income in excess of $278,450.

For the Tennessee Intermediate Municipal Bond Fund and Tennessee Municipal Bond
Fund:


--------------------------------------------------------------------------------
Single Return        $25,351-$61,400    $61,401-$128,100    $128,101-$278,450
--------------------------------------------------------------------------------
Joint Return         $42,351-$102,300   $102,301-$155,950   $155,951-$278,450
--------------------------------------------------------------------------------

To match a
tax-free
yield of:         A taxable investment would have to pay you:

--------------------------------------------------------------------------------
   4%                   5.91%              6.17%               6.65%
--------------------------------------------------------------------------------
   5%                   7.39%              7.71%               8.31%
--------------------------------------------------------------------------------
   6%                   8.87%              9.25%               9.97%
--------------------------------------------------------------------------------
   7%                   10.34%             10.79%              11.64%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   8%                   11.82%             12.33%              13.30%
--------------------------------------------------------------------------------


The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31%, 36%) and Tennessee (6%) tax rates and assume a Federal tax benefit for the state and local taxes. Note that the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate imposed on taxable income in excess of $278,450.

For the Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond
Fund:


--------------------------------------------------------------------------------
Single Return        $25,351-$61,400    $61,401-128,100     $128,101-$278,450
--------------------------------------------------------------------------------
Joint Return         $42,351-$102,300   $102,301-$155,950   $155,951-$278,450
--------------------------------------------------------------------------------


To match a
tax-free
yield of:         A taxable investment would have to pay you:

------------------------------------------------------
     4%             5.89%        6.15%        6.63%
------------------------------------------------------
     5%             7.37%        7.69%        8.29%
------------------------------------------------------
     6%             8.84%        9.23%       9.95%
------------------------------------------------------
     7%            10.32%       10.76%       11.60%
------------------------------------------------------
     8%            11.79%       12.30%       13.26%
------------------------------------------------------


The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31%, 36%) and Virginia (5.75%) tax rates and assume a Federal tax benefit for the state and local taxes. Note that the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate imposed on taxable income in excess of $271,050.

For the Municipal Income Fund, Short-Term Municipal Income Fund, the Intermediate Municipal Bond Fund, the Florida Intermediate Municipal Bond Fund, Florida Municipal Bond Fund, the Texas Intermediate Municipal Bond Fund and Texas Municipal Bond Fund:


--------------------------------------------------------------------------------
Single Return        $25,351-$61,400    $61,401-$128,100    $128,101-$278,450
--------------------------------------------------------------------------------
Joint Return         $42,352-$102,300   $102,301-$155,950   $155,951-$278,450
--------------------------------------------------------------------------------

To match a
tax-free
yield of:         A taxable investment would have to pay you:

------------------------------------------------------
     4%             5.56%        5.80%        6.25%
------------------------------------------------------
     5%             6.94%        7.25%        7.81%
------------------------------------------------------
     6%             8.33%        8.70%        9.38%
------------------------------------------------------
     7%             9.72%       10.14%       10.94%
------------------------------------------------------
     8%            11.11%       11.59%       12.50%
------------------------------------------------------

The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31%, 36%) tax rates. This analysis does not take into account any state or local taxes imposed, although, with respect to the Florida Intermediate Municipal Bond Fund, the Florida Municipal Bond Fund, the Texas Intermediate Municipal Bond Fund and the Texas Municipal Bond Fund, neither Florida nor Texas impose a personal income tax. Note that the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate imposed on taxable income in excess of $278,450.

      There can be no assurance that all of a yield quoted by one of these Funds will be tax-free since these Funds may invest in short-term taxable obligations for temporary defensive periods as described in the Prospectuses. Also, the above hypothetical examples are for illustration only. Tax laws and regulations may be changed at any time by legislative or administrative actions and such changes may make the information contained in such examples obsolete.

                                             Thirty Day Yield
                                             ----------------

                                                       Yield Without
    Government Securities Fund            Yield         Fee Waivers
                                          -----        -------------
       Primary A Shares                   5.42%            5.28%
       Primary B Shares                    n/a              n/a
       Investor A Shares                  5.17%            5.03%
       Investor B Shares                  4.57%            4.43%
       Investor C Shares                  4.57%            4.43%

      During the period for which certain yield quotations are given above, NationsBank and the Administrator voluntarily waived fees or reimbursed certain expenses of such shares, thereby increasing yield figures. Such waivers or expense reimbursements may be discontinued at any time.

TOTAL RETURN CALCULATIONS

      Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Non-Money Market Fund. The Non-Money Market Funds' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the SEC.

      Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                              P(1 + T)n = ERV

Where:      P =   a hypothetical initial payment of $1,000

            T =   average annual total return

            n =   number of years

            ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

      This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

      The following figures, for the period ended March 31, 1997, reflect the deduction of sales charges, if any, that would have been deducted from a sale of shares.

                          AVERAGE ANNUAL TOTAL RETURNS
                          ----------------------------


                                                            INCEPTION
                                            INCEPTION        THROUGH
                                         THROUGH 3/31/98     3/31/98
                                         WITHOUT SALES      INCLUDING
                                             CHARGES      SALES CHARGES

     Emerging Markets Fund
         Primary A. Shares                   -6.39%           2.97%
         Primary B Shares                    -6.80%           0.02%
         Investor A Shares                   -6.60%           2.74%
         Investor B Shares                   -11.89%          0.91%
         Investor C Shares                   -7.17%           2.19%

     Pacific Growth Fund
         Primary A Shares                    -28.35%          -9.86%
         Primary B Shares                    -28.77%         -17.22%
         Investor A Shares                   -28.59%         -10.12%
         Investor B Shares                   -32.57%         -11.72%
         Investor C Shares                   -28.91%         -10.53%

     Global Government Income Fund
         Primary A Shares                     3.38%           4.61%
         Primary B Shares                     3.20%           2.92%
         Investor A Shares                    3.12%           4.35%
         Investor B Shares                   -2.50%           2.62%
         Investor C Shares                    2.63%           3.92%



      The Primary Shares and Investor Shares of the Funds may also quote their distribution rates, which express the historical amount of income dividends paid to their shareholders during a one-month (in the case of the Global Government Income Fund) or a three-month (in the case of the Emerging Markets Fund and Pacific Growth Fund) period as a percentage of the maximum offering price per share on the last day of such period.

      The performance figures of the Funds as described above will vary from time to time depending upon market and economic conditions, the composition of their portfolios and operating expenses. These factors should be considered when comparing the performance figures of the Funds with those of other investment companies and investment vehicles.

      Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the Funds may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund.


                         AVERAGE ANNUAL TOTAL RETURN
                                                        5 YEAR PERIOD
                                                      ENDED 3/31/98 OR
                                     ONE YEAR             INCEPTION
                               PERIOD ENDED 3/31/98    THROUGH 3/31/98
                               --------------------    ---------------

     Equity Income Fund
        Primary A Shares             37.21%                17.82%
        Primary B                    36.36%                26.74%
        Investor A                   36.92%                17.53%
        Investor B                   36.02%                17.66%
        Investor C                   36.28%                16.85%

     International Equity Fund
        Primary A                    16.06%                10.68%
        Primary B                    15.09%                 7.93%
        Investor A                   15.77%                10.41%
        Investor B                   14.93%                 8.77%
        Investor C                   15.05%                 9.69%

     Government Securities Fund
        Primary A                    11.65%                 5.22%
        Primary B                    11.23%                 7.93%
        Investor A                   11.37%                 5.00%
        Investor B                   10.78%                 4.45%
        Investor C                   10.84%                 4.50%



                           AVERAGE ANNUAL TOTAL RETURN


                                                                10 YEAR
                                                                PERIOD
                                                                ENDED
                                            ONE                 3/31/98
                                           YEAR       5-YEAR    OR
                                          PERIOD      PERIOD    INCEPTION
                                           ENDED      ENDING    THROUGH
                                          3/31/98     3/31/98    3/31/98
                                          -------     -------    -------
       Value Fund
            Primary A Shares               38.53%      20.29%     16.64%
            Primary B Shares               38.09%      28.98%      n/a
            Investor A Shares              38.22%      20.03%     16.86%
            Investor B Shares              32.29%      19.85%      n/a
            Investor C Shares              37.55%      19.35%     19.02%

                                                                10 YEAR
                                                                PERIOD
                                                                ENDED
                                            ONE                 3/31/98
                                           YEAR       5-YEAR    OR
                                          PERIOD      PERIOD    INCEPTION
                                           ENDED      ENDING    THROUGH
                                          3/31/98     3/31/98    3/31/98
                                          -------     -------    -------
       Capital Growth Fund
            Primary A Shares               53.89%      19.35%     19.47%
            Primary B Shares               52.99%      32.46%      n/a
            Investor A Shares              53.83%      19.11%     19.23%
            Investor B Shares              47.52%      19.63%      n/a
            Investor C Shares              53.02%      18.41%     18.51%
       Emerging Growth Fund
            Primary A Shares               45.09%      19.30%     17.92%
            Primary B Shares               44.33%      18.40%      n/a
            Investor A Shares              44.86%      19.04%     18.00%
            Investor B Shares              38.64%      18.88%      n/a
            Investor C Shares              43.80%      18.31%     17.31%
       Managed Index Fund
            Primary A Shares               47.54%      41.04%      n/a
            Primary B Shares               46.88%      40.66%      n/a
            Investor A Shares              47.21%      40.78%      n/a
            Investor C Shares              46.71%      40.48%      n/a
       Managed SmallCap Index Fund
            Primary A Shares               47.71%      29.41%      n/a
            Primary B Shares               47.04%      28.88%      n/a
            Investor A Shares              47.35%      29.06%      n/a
            Investor C Shares              47.10%      28.96%      n/a
       Managed Value Index Fund
            Primary A Shares                n/a        13.78%      n/a
            Primary B Shares                n/a         n/a        n/a
            Investor A Shares               n/a        13.68%      n/a
            Investor C Shares               n/a        13.69%      n/a
       Managed SmallCap Value Index
       Fund
            Primary A Shares                n/a        14.88%      n/a
            Primary B Shares                n/a        n/a         n/a
            Investor A Shares               n/a        14.79%      n/a
            Investor C Shares               n/a        14.71%      n/a
       Disciplined Equity Fund
            Primary A Shares               48.65%      21.56%     27.15%
            Primary B Shares               48.44%      33.67%      n/a
            Investor A Shares              48.28%      21.37%      n/a
            Investor B Shares              42.14%      23.88%      n/a
            Investor C Shares              47.38%      29.66%      n/a
       Equity Index Fund
            Primary A Shares               47.38%      24.74%      n/a
            Primary B Shares               46.75%      34.01%      n/a

                                                                10 YEAR
                                                                PERIOD
                                                                ENDED
                                            ONE                 3/31/98
                                           YEAR       5-YEAR    OR
                                          PERIOD      PERIOD    INCEPTION
                                           ENDED      ENDING    THROUGH
                                          3/31/98     3/31/98    3/31/98
                                          -------     -------    -------
            Investor A Shares              46.58%      31.44%      n/a
       Balanced Assets Fund
            Primary A Shares               30.35%      14.38%     14.62%
            Primary B Shares               29.90%      21.95%      n/a
            Investor A Shares              30.13%      14.13%     14.37%
            Investor B Shares              24.35%      13.96%      n/a
            Investor C Shares              29.43%      13.45%     13.67%
       Short-Intermediate Government
       Fund
            Primary A Shares                9.11%       5.08%      6.66%
            Primary B Shares                8.74%       6.85%      n/a
            Investor A Shares               8.89%       4.87%      6.50%
            Investor B Shares               4.35%       4.15%      n/a
            Investor C Shares               8.45%       4.48%      5.03%
       Short-Term Income Fund
            Primary A Shares                6.89%       5.45%      5.45%
            Primary B Shares                6.58%       6.00%      n/a
            Investor A Shares               6.67%       5.26%      5.20%
            Investor B Shares               6.51%       5.16%      n/a
            Investor C Shares               6.51%       5.04%      5.01%
       Diversified Income Fund
            Primary A Shares               11.07%       7.63%      8.73%
            Primary B Shares               10.29%       8.26%      n/a
            Investor A Shares              10.80%       7.41%      8.46%
            Investor B Shares               5.18%       6.35%      n/a
            Investor C Shares              10.27%       6.92%      8.10%
       Strategic Fixed Income Fund
            Primary A Shares               10.53%       6.07%      6.80%
            Primary B Shares               10.12%       7.64%      n/a
            Investor A Shares              10.30%       5.87%      6.59%
            Investor B Shares               5.73%       5.01%      n/a
            Investor C Shares               9.87%       5.46%      6.22%
       Municipal Income Fund
            Primary A Shares               11.12%       6.97%      8.11%
            Investor A Shares              10.89%       6.74%      7.95%
            Investor B Shares               5.23%       5.54%      n/a
            Investor C Shares              10.37%       6.23%      6.92%
       Short-Term Municipal Income Fund
            Primary A Shares                5.33%       4.38%      n/a
            Investor A Shares               5.12%       4.25%      n/a
            Investor B Shares               4.96%       4.02%      n/a
            Investor C Shares               4.99%       4.64%      n/a
       Intermediate Municipal Bond Fund
            Primary A Shares                8.20%       5.55%      n/a

                                                                10 YEAR
                                                                PERIOD
                                                                ENDED
                                            ONE                 3/31/98
                                           YEAR       5-YEAR    OR
                                          PERIOD      PERIOD    INCEPTION
                                           ENDED      ENDING    THROUGH
                                          3/31/98     3/31/98    3/31/98
                                          -------     -------    -------
            Investor A Shares               7.99%       5.14%      n/a
            Investor B Shares               3.50%       4.37%      n/a
            Investor C Shares               7.62%       7.45%      n/a
       Florida Intermediate Municipal Bond Fund
            Primary A Shares                8.55%       5.78%      6.18%
            Investor A Shares               8.34%       5.58%      6.00%
            Investor B Shares               3.80%       4.73%      n/a
            Investor C Shares               7.80%       5.16%      5.58%
       Georgia Intermediate Municipal Bond Fund
            Primary A Shares                8.45%       5.59%      6.54%
            Investor A Shares               8.24%       5.39%      6.41%
            Investor B Shares               3.70%       4.59%      n/a
            Investor C Shares               7.70%       5.00%      5.73%
       Maryland Intermediate Municipal Bond Fund
            Primary A Shares                7.83%       5.33%      6.73%
            Investor A Shares               7.61%       5.11%      6.58%
            Investor B Shares               3.07%       4.31%      n/a
            Investor C Shares               7.07%       4.69%      5.22%
       North Carolina Intermediate
       Municipal Bond Fund
            Primary A Shares                8.39%       5.62%      6.02%
            Investor A Shares               8.17%       5.42%      5.81%
            Investor B Shares               3.64%       4.59%      n/a
            Investor C Shares               7.64%       4.98%      5.41%
       South Carolina Intermediate
       Municipal Bond Fund
            Primary A Shares                7.88%       5.68%      6.30%
            Investor A Shares               7.67%       5.48%      6.22%
            Investor B Shares               3.13%       4.68%      n/a
            Investor C Shares               7.13%       5.06%      5.63%
       Tennessee Intermediate
       Municipal Bond Fund
            Primary A Shares                7.99%       5.40%      n/a
            Investor A Shares               7.77%       5.30%      n/a
            Investor B Shares               3.24%       4.55%      n/a
            Investor C Shares               7.29%       7.34%      n/a
       Texas Intermediate Municipal
       Bond Fund
            Primary A Shares                8.09%       5.37%      5.71%
            Investor A Shares               7.87%       5.16%      5.20%
            Investor B Shares               3.34%       4.30%      n/a
            Investor C Shares               7.34%       7.07%      n/a
       Virginia Intermediate Municipal
       Bond Fund
            Primary A Shares                8.12%       5.38%      6.52%
            Investor A Shares               7.91%       5.17%      6.37%
            Investor B Shares               3.37%       4.32%      n/a

                                                                10 YEAR
                                                                PERIOD
                                                                ENDED
                                            ONE                 3/31/98
                                           YEAR       5-YEAR    OR
                                          PERIOD      PERIOD    INCEPTION
                                           ENDED      ENDING    THROUGH
                                          3/31/98     3/31/98    3/31/98
                                          -------     -------    -------
            Investor C Shares               7.37%       4.77%      5.27%
       Florida Municipal Bond Fund
            Primary A Shares               10.60%       5.50%      n/a
            Investor A Shares              10.38%       5.15%      n/a
            Investor B Shares               4.71%       4.12%      n/a
            Investor C Shares               9.83%       9.78%      n/a
       Georgia Municipal Bond Fund
            Primary A Shares               10.43%       5.27%      n/a
            Investor A Shares              10.22%       5.12%      n/a
            Investor B Shares               4.54%       4.12%      n/a
            Investor C Shares               9.64%       9.82%      n/a
       Maryland Municipal Bond Fund
            Primary A Shares               10.62%       8.40%      n/a
            Investor A Shares              10.40%       5.30%      n/a
            Investor B Shares               4.72%       3.81%      n/a
            Investor C Shares               9.88%       9.50%      n/a
       North Carolina Municipal Bond
       Fund
            Primary A Shares               10.86%       5.16%      n/a
            Investor A Shares              10.64%       5.18%      n/a
            Investor B Shares               4.96%       4.10%      n/a
            Investor C Shares              10.07%       9.82%      n/a
       South Carolina Municipal Bond
       Fund
            Primary A Shares               10.04%       5.92%      n/a
            Investor A Shares               9.82%       6.06%      n/a
            Investor B Shares               4.15%       4.74%      n/a
            Investor C Shares               9.29%       9.64%      n/a
       Tennessee Municipal Bond Fund
            Primary A Shares               10.45%       6.93%      n/a
            Investor A Shares              10.23%       5.89%      n/a
            Investor B Shares               4.56%       4.60%      n/a
            Investor C Shares               9.65%       9.85%      n/a
       Texas Municipal Bond Fund
            Primary A Shares               11.12%       5.39%      n/a
            Investor A Shares              10.90%       5.40%      n/a
            Investor B Shares               5.23%       4.20%      n/a
            Investor C Shares              10.31%       9.91%      n/a
       Virginia Municipal Bond Fund
            Primary A Shares               11.11%       5.26%      n/a
            Investor A Shares              10.88%       5.44%      n/a
            Investor B Shares               5.21%       4.05%      n/a
            Investor C Shares              10.31%      10.02%      n/a

                                       AGGREGATE ANNUAL TOTAL RETURN

                                               5-Year    5-Year
                                               period    period   Inception  Inception
                           FYE        FYE      ending    ending    through    through
                         3/31/98    3/31/98   3/31/98    3/31/98   3/31/98    3/31/98
                         Without   Including  Without   Including  Without   Including
                          Sales      Sales     Sales      Sales     Sales      Sales
                         Charges    Charges   Charges    Charges   Charges    Charges
                         -------    -------   -------    -------   -------    -------
Value Fund
   Primary A Shares        38.53%    n/a       151.82%    n/a      271.65%    n/a

   Primary B Shares        38.09%    n/a        56.33%    n/a        n/a      n/a
   Investor A Shares       38.22%    n/a       149.14%    n/a      265.53%    n/a
   Investor B Shares       37.29%   32.29%     141.05%  139.05%      n/a      n/a
   Investor C Shares       37.55%    n/a       142.16%    n/a      173.87%    n/a

Capital Growth Fund
   Primary A Shares        53.89%    n/a       142.20%    n/a      165.98%    n/a
   Primary B Shares        52.99%    n/a        63.81%    n/a        n/a      n/a
   Investor A Shares       53.83%    n/a       139.73%    n/a      162.83%    n/a

   Investor B Shares       52.52%   47.52%     138.98%  136.98%      n/a      n/a
   Investor C Shares       53.02%    n/a       132.79%    n/a      154.26%    n/a

Emerging Growth Fund
   Primary A Shares        45.09%    n/a       141.68%    n/a      140.47%    n/a
   Primary B Shares        44.33%    n/a        34.52%    n/a        n/a      n/a
   Investor A Shares       44.86%    n/a       139.05%    n/a      140.63%    n/a
   Investor B Shares       43.64%   38.64%     131.95%  129.95%      n/a      n/a
   Investor C Shares       43.80%    n/a       131.82%    n/a      132.52%    n/a

Managed Index Fund
 Primary A Shares           n/a      n/a        47.54%    n/a       77.38%    n/a
 Primary B Shares           n/a      n/a        46.88%    n/a       76.58%    n/a
 Investor A Shares          n/a      n/a        47.21%    n/a       76.84%    n/a
 Investor C Shares          n/a      n/a        46.71%    n/a       76.21%    n/a

Managed SmallCap Index
Fund
 Primary A Shares           n/a      n/a        47.71%    n/a       45.69%    n/a
 Primary B Shares           n/a      n/a        47.04%    n/a       44.82%    n/a
 Investor A Shares          n/a      n/a        47.35%    n/a       45.12%    n/a
 Investor C Shares          n/a      n/a        47.10%    n/a       44.96%    n/a

Managed Value Index Fund
 Primary A Shares           n/a      n/a        13.78%    n/a        n/a      n/a
 Primary B Shares           n/a      n/a         n/a      n/a        n/a      n/a
 Investor A Shares          n/a      n/a        13.68%    n/a        n/a      n/a
 Investor C Shares          n/a      n/a        13.78%    n/a        n/a      n/a

Managed SmallCap Value
Index Fund
 Primary A Shares           n/a      n/a        14.88%    n/a        n/a      n/a
 Primary B Shares           n/a      n/a         n/a      n/a        n/a      n/a
 Investor A Shares          n/a      n/a        14.79%    n/a        n/a      n/a
 Investor C Shares          n/a      n/a        14.71%    n/a        n/a      n/a

Disciplined Equity Fund
   Primary A Shares        48.65%    n/a       165.46%    n/a      274.43%    n/a
   Primary B Shares        48.44%    n/a        66.45%    n/a        n/a      n/a
   Investor A Shares       48.28%    n/a       147.57%    n/a        n/a      n/a
   Investor B Shares       47.14%   42.14%     130.69%  127.69%      n/a      n/a
   Investor C Shares       47.38%    n/a       111.83%    n/a        n/a      n/a

Equity Index Fund
   Primary A Shares         n/a      n/a        47.38%    n/a      158.29%    n/a
   Primary B Shares         n/a      n/a        46.75%    n/a       67.19%    n/a
   Investor A Shares        n/a      n/a        46.58%    n/a       96.62%    n/a



                                      126

Balanced Assets Funds
   Primary A Shares        30.35%    n/a        95.79%    n/a      111.80%    n/a
   Primary B Shares        29.90%    n/a        41.67%    n/a        n/a      n/a
   Investor A Shares       30.13%    n/a        93.66%    n/a      109.15%    n/a
   Investor B Shares       29.35%   24.35%      89.55%   87.55%      n/a      n/a
   Investor C Shares       29.43%    n/a        87.94%    n/a      102.19%    n/a

Short-Intermediate
Government Fund
   Primary A Shares         9.11%    n/a        28.10%    n/a       53.69%    n/a
   Primary B Shares         8.74%    n/a        12.33%    n/a        n/a      n/a
   Investor A Shares        8.89%    n/a        26.86%    n/a       52.00%    n/a
   Investor B Shares        8.35%    4.35%      23.56%   23.56%      n/a      n/a
   Investor C Shares        8.45%    n/a        24.48%    n/a       32.85%    n/a

Short-Term Income Fund
   Primary A Shares         6.89%    n/a        33.86%    n/a        n/a      n/a
   Primary B Shares         6.58%    n/a         9.33%    n/a        n/a      n/a
   Investor A Shares        6.67%    n/a        32.10%    n/a        n/a      n/a
   Investor B Shares        6.51%    n/a        27.41%    n/a        n/a      n/a
   Investor C. Shares       6.51%    n/a        30.80%    n/a        n/a      n/a

Diversified Income Fund
   Primary A Shares        11.07%    n/a        44.45%    n/a       57.37%    n/a
   Primary B Shares        10.29%    n/a        14.95%    n/a        n/a      n/a
   Investor A Shares       10.80%    n/a        42.94%    n/a       54.36%    n/a
   Investor B Shares       10.18%    5.18%      36.49%   35.50%      n/a      n/a
   Investor C Shares       10.27%    n/a        39.74%    n/a       52.22%    n/a

Strategic Fixed Income
Fund
   Primary A Shares        10.53%    n/a        34.27%    n/a       42.81%    n/a
   Primary B Shares        10.12%    n/a        12.64%    n/a        n/a      n/a
   Investor A Shares       10.30%    n/a        32.99%    n/a       40.84%    n/a
   Investor B Shares        9.73%    5.73%      28.47%   28.47%      n/a      n/a
   Investor C Shares        9.87%    n/a        30.47%    n/a       38.27%    n/a

Municipal Income Fund
   Primary A Shares        11.12%    n/a        40.04%    n/a       74.82%    n/a
   Investor A Shares       10.89%    n/a        38.59%    n/a       72.94%    n/a
   Investor B Shares       10.23%    5.23%      31.65%   30.65%      n/a      n/a
   Investor C Shares       10.37%    n/a        35.28%    n/a       47.31%    n/a

Short-Term Municipal
Income Fund
   Primary A Shares         5.33%    n/a        21.16%    n/a        n/a      n/a
   Investor A Shares        5.12%    n/a        20.17%    n/a        n/a      n/a
   Investor B Shares        4.96%    n/a        19.25%    n/a        n/a      n/a
   Investor C Shares        4.99%    n/a        19.16%    n/a        n/a      n/a

Intermediate Municipal
Bond Fund
   Primary A Shares         8.20%    n/a        28.66%    n/a        n/a      n/a
   Investor A Shares        7.99%    n/a        26.04%    n/a        n/a      n/a
   Investor B Shares        7.50%    3.50%      22.34%   22.34%      n/a      n/a
   Investor C Shares        7.62%    n/a        27.77%    n/a        n/a      n/a

Florida Intermediate
Municipal Bond Fund
   Primary A Shares         8.55%    n/a        32.45%    n/a       37.41%    n/a
   Investor A Shares        8.34%    n/a        31.19%    n/a       36.17%    n/a
   Investor B Shares        7.80%    3.80%      26.89%   26.89%      n/a      n/a
   Investor C Shares        7.80%    n/a        28.61%    n/a       33.24%    n/a

Georgia Intermediate
Municipal Bond Fund
   Primary A Shares         8.45%    n/a        31.27%    n/a       46.97%    n/a
   Investor A Shares        8.24%    n/a        30.03%    n/a       44.35%    n/a
   Investor B Shares        7.70%    3.70%      26.09%   26.09%      n/a      n/a
   Investor C Shares        7.70%    n/a        27.60%    n/a       38.05%    n/a

                                      127

Maryland Intermediate
Municipal Bond Fund
   Primary A Shares         7.83%    n/a        29.62%    n/a       63.86%    n/a
   Investor A Shares        7.61%    n/a        28.29%    n/a       62.11%    n/a
   Investor B Shares        7.07%    3.07%      24.49%   24.49%      n/a      n/a
   Investor C Shares        7.07%    n/a        25.73%    n/a       34.20%    n/a

North Carolina
Intermediate Municipal
Bond Fund
   Primary A Shares         8.39%    n/a        31.45%    n/a       36.36%    n/a
   Investor A Shares        8.17%    n/a        30.21%    n/a       34.87%    n/a
   Investor B Shares        7.64%    3.64%      26.10%   26.10%      n/a      n/a
   Investor C Shares        7.64%    n/a        27.53%    n/a       32.14%    n/a

South Carolina
Intermediate Municipal
Bond Fund
   Primary A Shares         7.88%    n/a        31.79%    n/a       46.34%    n/a
   Investor A Shares        7.67%    n/a        30.57%    n/a       42.76%    n/a
   Investor B Shares        7.13%    3.13%      26.60%   26.60%      n/a      n/a
   Investor C Shares        7.13%    n/a        27.99%    n/a       37.31%    n/a

Tennessee Intermediate
Municipal Bond Fund
   Primary A Shares         7.99%    n/a        29.81%    n/a        n/a      n/a
   Investor A Shares        7.77%    n/a        29.45%    n/a        n/a      n/a
   Investor B Shares        7.24%    3.24%      25.85%   25.85%      n/a      n/a
   Investor C Shares        7.29%    n/a        27.29%    n/a        n/a      n/a

Texas Intermediate
Municipal Bond Fund
  Primary A Shares          8.09%    n/a        29.87%    n/a       33.58%    n/a
   Investor A Shares        7.87%    n/a        28.63%    n/a       29.89%    n/a
   Investor B Shares        7.34%    3.34%      24.28%   24.28%      n/a      n/a
   Investor C Shares        7.34%    n/a        26.23%    n/a        n/a      n/a

Virginia Intermediate
Municipal Bond Fund
   Primary A Shares         8.12%    n/a        29.97%    n/a       71.39%    n/a
   Investor A Shares        7.91%    n/a        28.65%    n/a       67.14%    n/a
   Investor B Shares        7.37%    3.37%      24.60%   24.60%      n/a      n/a
   Investor C Shares        7.37%    n/a        26.21%    n/a       34.61%    n/a

Florida Municipal Bond
Fund
   Primary A Shares        10.60%    n/a        25.90%    n/a        n/a      n/a
   Investor A Shares       10.38%    n/a        24.15%    n/a        n/a      n/a
   Investor B Shares        9.71%    4.71%      21.63%   20.63%      n/a      n/a
   Investor C Shares        9.83%    n/a        37.44%    n/a        n/a      n/a

Georgia Municipal Bond
Fund

Primary A Shares           10.43%    n/a        24.17%    n/a        n/a      n/a
   Investor A Shares       10.22%    n/a        23.64%    n/a        n/a      n/a
   Investor B Shares        9.54%    4.54%      21.67%   20.67%      n/a      n/a
   Investor C Shares        9.64%    n/a        37.62%    n/a        n/a      n/a

Maryland Municipal Bond
Fund

Primary A Shares           10.62%    n/a        32.90%    n/a        n/a      n/a
   Investor A Shares       10.40%    n/a        25.57%    n/a        n/a      n/a
   Investor B Shares        9.72%    4.72%      20.08%   19.08%      n/a      n/a
   Investor C Shares        9.88%    n/a        36.24%    n/a        n/a      n/a

North Carolina
Municipal Bond Fund

Primary A Shares           10.86%    n/a        23.65%    n/a        n/a      n/a
   Investor A Shares       10.64%    n/a        24.96%    n/a        n/a      n/a
   Investor B Shares        9.96%    4.96%      21.55%   20.55%      n/a      n/a
   Investor C Shares       10.07%    n/a        37.62%    n/a        n/a      n/a



                                      128

South Carolina
Municipal Bond Fund

Primary A Shares           10.04%    n/a        27.75%    n/a        n/a      n/a
   Investor A Shares        9.82%    n/a        29.51%    n/a        n/a      n/a
   Investor B Shares        9.15%    4.15%      24.85%   23.85%      n/a      n/a
   Investor C Shares        9.29%    n/a        36.83%    n/a        n/a      n/a

Tennessee Municipal
Bond Fund

Primary A Shares           10.45%    n/a        31.44%    n/a        n/a      n/a
   Investor A Shares       10.23%    n/a        28.73%    n/a        n/a      n/a
   Investor B Shares        9.56%    4.56%      24.12%   23.12%      n/a      n/a
   Investor C Shares        9.65%    n/a        37.72%    n/a        n/a      n/a

Texas Municipal Bond
Fund

Primary A Shares           11.12%    n/a        24.37%    n/a        n/a      n/a
   Investor A Shares       10.90%    n/a        25.27%    n/a        n/a      n/a
   Investor B Shares       10.23%    5.23%      22.04%   21.04%      n/a      n/a
   Investor C Shares       10.31%    n/a        37.99%    n/a        n/a      n/a

Virginia Municipal Bond
Fund

Primary A Shares           11.11%    n/a        24.13%    n/a        n/a      n/a
   Investor A Shares       10.88%    n/a        26.21%    n/a        n/a      n/a
   Investor B Shares       10.21%    5.21%      21.28%   20.29%      n/a      n/a
   Investor C Shares       10.31%    n/a        38.48%    n/a        n/a      n/a


Fee waivers and/or expense reimbursements were in effect for the periods presented. Primary B Shares were not offered during the period described above.

      From time to time, the yields of each class of shares of a Money Market Fund may be compared to the respective averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five metropolitan statistical areas.

      Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the Funds may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. The performance and yield of a class of shares in the Value Fund, Capital Growth Fund, Balanced Assets Fund, Equity Index Fund and Emerging Growth Fund may be compared to the Standard & Poor's 500 Stock Index, an unmanaged index of a group of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the Exchange. The performance and yield of a class of shares in the Short-Intermediate Government Fund may be compared to the Shearson Lehman Intermediate Government Bond Index, an unmanaged index of intermediate government securities. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund.

      The Short-Intermediate Government Fund seeks to provide higher current yields than money market funds and short-term treasury obligations. The Short-Intermediate Government Fund also seeks to maintain greater price stability than higher yielding long-term bond funds. Therefore, in its advertisements and sales materials, the Short-Intermediate Government Fund may compare performance of the Short-Intermediate Government Fund to money market indices, such as those compiled by IBC/Donoghue, Inc. and Bank Rate Monitor. In such advertising and sales materials, the Short-Intermediate Government Fund may also compare the price stability of the Short-Intermediate Government Fund, or indices of funds with similar investment objectives, to indices of long term government bond funds such as those compiled by Salomon Brothers and Shearson Lehman Brothers Inc. The Short-Intermediate Government Fund is not meant to be a substitute for a money market fund which seeks to maintain a fixed net asset value of $1.00 per share.

      Each Fund may quote information obtained from the Investment Company Institute in its advertising materials and sales literature.

      IBBOTSON DATA. Ibbotson Associates of Chicago, Illinois, ("Ibbotson") provides historical returns of the capital markets in the United States. The Funds may compare the performance of their share classes or series to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries.

      The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury Bills, and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For common stocks, the S&P is used. For small capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors (DFA) Small Company Fund. This fund is a market-value-weighted index of the ninth and tenth deciles of the Exchange, plus stocks listed on the American Stock Exchange
(AMEX) and over-the-counter (OTC) with the same or less capitalization as the upperbound of the Exchange ninth docile. At year-end 1995, the DFA Small Company Fund contained approximately 2,663 stocks, with a weighted average market capitalization of $165.75 million. The unweighted average market capitalization was $82.97 million, while the median was $56.0 million.

      Unlike an investment in a common stock mutual fund, an investment in bonds that are held to maturity provides a fixed and stated rate of return. Bonds have a senior priority in liquidation or bankruptcy to common stocks, and interest on bonds is generally paid from assets of the corporation before any distributions to common shareholders. Bonds rated in the two highest rating categories are considered high quality and to present minimal risks of default. See Schedule A for a more complete explanation of these ratings of corporate bonds. An advantage of investing in government bonds is that, in many cases, they are backed by the credit and taxing power of the United States government, and therefore, such securities may present little or no risk of default. Although government securities fluctuate in price, they are highly liquid and may be purchased and sold with relatively small transaction costs (direct purchase of Treasury securities can be made with no transaction costs).

      Long-term corporate bond returns are based on the performance of the Salomon Brothers Long-Term-High-Grade Corporate Bond Index and include nearly all "Aaa-" and "Aa-" rated bonds. Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond which is the shortest noncallable bond available with a maturity not less than 5 years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury Bills are based on a one-bill portfolio constructed each month, containing the shortest-term bill having not less than one month to maturity. The total return on the bill is the month end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; the Wall Street Journal is the source thereafter. Inflation rates are based on the CPI. Ibbotson calculates total returns in the same method as the Funds.

      Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                                CTR = (ERV-P) 100
                                     -------
                                        P

Where:      CTR = Cumulative total return

            ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

            P   = initial payment of $1,000.

      This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

                             Cumulative Total Return


                                                                     10 Year     10 Year
                                                                     Period      Period
                                                                     Ended       Ended
                                                                     3/31/98     3/31/98
                                              5 Year     5 Year      or          or
                                              Period     Period      Inception   Inception
                        FYE       FYE         Ended      Ended       through     through
                        3/31/98   3/31/98     3/31/98    3/31/98     3/31/98     3/31/98
                        Without   Including   Without    Including   Without     Including
                        Sales     Sales       Sales      Sales       Sales       Sales
                        Charges   Charges     Charges    Charges     Charges     Charges
                        -------   -------     -------    -------     -------     -------
Equity Income Fund
   Primary A Shares      37.21%    n/a        127.08%     n/a        201.84%      n/a
   Primary B Shares      36.36%    n/a         51.59%     n/a         n/a         n/a
   Investor A Shares     36.92%    n/a        124.28%     n/a        195.03%      n/a
   Investor B Shares     36.02%    31.02%     118.74%    116.74%     n/a          n/a
   Investor C Shares     36.28%    n/a        117.83%     n/a        149.92%      n/a

International
Equity Fund
   Primary A Shares      16.06%    n/a         66.09%     n/a         67.27%      n/a
   Primary B Shares      15.09%    n/a         14.33%     n/a         n/a         n/a
   Investor A Shares     15.77%    n/a         64.07%     n/a         57.84%      n/a
   Investor B Shares     14.93%    9.93%       49.87%     47.87%      n/a         n/a
   Investor C Shares     15.05%    n/a         58.83%     n/a         56.09%      n/a

Government
Securities Fund
   Primary A Shares      11.65%    n/a         28.95%     n/a         56.49%      n/a
   Primary B Shares      11.23%    n/a         13.19%     n/a         n/a         n/a
   Investor A Shares     11.37%    n/a         27.61%     n/a         53.94%      n/a
   Investor B Shares     10.78%    5.78%       23.32%     22.38%      n/a         n/a
   Investor C Shares     10.84%    n/a         24.63%     n/a         30.58%      n/a

                                                                     10 Year     10 Year
                                                                     Period      Period
                                                                     Ended       Ended
                                                                     3/31/98     3/31/98
                                              5 Year     5 Year      or          or
                                              Period     Period      Inception   Inception
                        FYE       FYE         Ended      Ended       through     through
                        3/31/98   3/31/98     3/31/98    3/31/98     3/31/98     3/31/98
                        Without   Including   Without    Including   Without     Including
                        Sales     Sales       Sales      Sales       Sales       Sales
                        Charges   Charges     Charges    Charges     Charges     Charges
                        -------   -------     -------    -------     -------     -------
International
Growth Fund
 Primary A Shares        14.81%    n/a         69.06%     n/a         n/a         n/a
 Investor A Shares       14.58%    n/a         73.58%     n/a         134.48%     n/a
 Investor  B Shares      13.53%    8.53%       14.14%     10.14%      n/a         n/a
 Investor C Shares        7.04%    n/a          7.04%     n/a         n/a         n/a

* Primary A Shares of the Company do not carry a sales charge.

     The Primary Shares and Investor Shares of the Equity Income Fund, Government Securities Fund and International Equity Fund may also quote their distribution rates, which express the historical amount of income dividends paid to their shareholders during a one-month (in the case of the Government Securities Fund) or a three-month (in the case of the Equity Income Fund and International Equity Fund) period as a percentage of the maximum offering price per share on the last day of such period. The performance figures of the Funds as described above will vary from time to time depending upon market and economic conditions, the composition of their portfolios and operating expenses. These factors should be considered when comparing the performance figures of the Funds with those of other investment companies and investment vehicles.

     The "yield" and "effective yield" of each class of shares of a Money Market Fund may be compared to the respective averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five metropolitan statistical areas. Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the Funds also may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund.

     In addition, the performance and yield of a class of shares in Nations Equity Income Fund and Nations International Equity Fund may be compared to the Standard & Poor's 500 Stock Index, an unmanaged index of a group of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange. The performance and yield of a class of shares in the Nations International Equity Fund may be compared to the Europe, Far East and Australia Index, a recognized unmanaged index of international stocks. Any given performance comparison should not be considered representative of a Fund's performance for any future period.

                                  MISCELLANEOUS

CERTAIN RECORD HOLDERS
     The following indicates those persons who owned 5% or more of the indicated class of shares as of July, 1998. Unless otherwise indicated, the address for each recordholder of Primary Shares is 1401 Elm Street, 11th Floor, Dallas, Texas 75202.
                      NATIONS GOVERNMENT MONEY MARKET FUND

E-Net Inc                                      Investor A       NationsBank of Texas NA         Primary A
PO Box 100                                      25.0116%        Attn:  Adrian Castillo          99.8684%
Germantown, MD 20875                                            1401 Elm Street 11th Floor
                                                                Dallas, TX  75202-2911

National Financial For the Exclusive           Investor A       NationsBank of Texas NA         Primary B
Benefit of Our Customer                          6.7579%        Attn:  Adrian Castillo            100%
200 Liberty Street                                              1401 Elm Street 11th Floor
1 World Financial Center                                        Dallas, Texas  75202-2911
Attn Mutual Funds 5th Floor
New York, NY 22043-0000
                                      132

Ramon A. Alvarez                               Investor A       National Financial For the    Daily Shares
2116 Great Falls Street                          6.1707%        Exclusive Benefit Of            65.2428%
Falls Church, VA 22043-0000                                     Our Customers
                                                                200 Liberty Street
                                                                1 World Financial Center
                                                                Attn:  Mutual Funds 5th Floor
                                                                New York, NY  10281

Norbert Dickman & Robert Dickson               Investor B       Jeffrey H. Schwartz           Daily Shares
Trustees                                        12.9377%        PO Box 20493                    34.6099%
Barbara Fasken 1995 Trust                                       Tampa, FL  33622-0493
303 West Wall Avenue Suite 1900
Midland, TX  79701

Robert N. Herman and                           Investor B       John M. Meister and            Investor C
Ann L. Herman                                   12.2759%        Cheryl L. Meister               49.5964%
JTWROS                                                          JTTEN
9601 Eagle Ridge Drive                                          4 Sun Flare Court
Bethesda, MD  20817                                             Greer, SC  29650

Fasken Oil and Ranch LTD                       Investor B       Beulah W. Kelsey Trustee       Investor C
303 W. Wall Avenue Suite 1900                    7.6842%        Dated December 10, 1992          7.9594%
Midland, TX  79701                                              Beulah W. Klesey Revocable
                                                                Trust
                                                                56 Freshwater Lane
                                                                Hilton Head, SC  29928

Title Company of NC Inc. Trustee               Investor B       Roger Cabrera                  Investor C
For Level Associates LP(B)                       7.1441%        8525 NW 166th Terrace            7.4104%
Attn:  F. Alton Russell                                         Miami, FL  33016
PO Box 2718
Raleigh, NC  27602

Hare & Co., Bank of New York                   Investor B       Robert Stephen Heckard, Jr.    Investor C
Attn:  Stif/Master Note                          6.8261%        4020 Glenn Landing Drive        7.05507%
One Wall Street 2nd Floor                                       Winston Salem, NC  27107-
New York, NY  27602                                             3777

Fasken LTD                                     Investor B       Juanita A. Ohanian and         Investor C
303 W. Wall Avenue Suite 1900                    6.758%         Sarkish Ohanian JTTEN            6.3633%
Midland, TX  79701                                              10826 Nantucket Terrace
                                                                Potomac, MD  20854

American Woodmark Corp.                        Investor B
Attn:  Mr. Glenn Eanes                           6.064%
3102 Shawnee Drive
Winchester, VA  22602-4208


                               NATIONS VALUE FUND

MAC & CO A/C MSTF1002012                       Investor A       Roy R. Martine &               Investor A
Mutual Fund Operations                           6.4379%        Kathleen H. Martine              8.4229%
PO Box 3198                                                     JTWROS
Pittsburgh, PA 15230-3198                                       4009 Tottenham Court
                                                                Richmond, VA  23233-1771

NationsBank of Texas NA                         Primary A       BNY Cust                       Investor A
Attn:  Adrian Castillo                          89.2518%        Rollover IRA FBO                 6.9354%
1401 Elm Street 11th Floor                                      William D. Patterson
Dallas, TX  75202-2911                                          1742 Hilltop
                                                                Kingwood, TX  77339

Stephens Inc.                                   Primary B       J. David Dalton TTEE           Investor A
Attn:  Cindy Cole                                 100%          Lowcountry                       5.581%
111 Center Street                                               Orthopedics Associates P/S/P
Little Rock, AR  72201                                          Dated 08-05-87
                                                                9300 Medical Plaza Drive
                                                                Charleston, SC  29405
                                      133

                          NATIONS MUNICIPAL INCOME FUND

NFSC FEBO #W52-000019                          Investor A       Linda Sloan Mundy TTEE         Investor A
Frank B. Comfort                                 6.013%         Carl and Anne Mundy Memorial    47.3618%
4912 Cedar Drive                                                Education Trust U/A DTD
West Des Moines, IA  50266                                      07/16/97
                                                                R-1 Quarters MCB
                                                                Quantico, VA  22134

Denise Maxwell                                 Investor C       George Gray                    Investor A
45 Saddlebrook                                  27.5076%        1708 Riverside Drive            16.0478%
Houston, TX  11024                                              Holly Hill, FL  32117

College Park Partners LTD                      Investor C       Kevin Carl Connor and          Investor A
117 Spring Chase Circle                          9.4969%        Cynthia J. Pietsh JTWROS        10.8027%
Atlamonte Springs, FL  32714-6520                               127 Dolores Court
                                                                Holly Hill, FL  32117

Emmet David Gelhot                             Investor C       Ronald W. Pietsch and          Investor A
5630 Oleatha Avenue                              5.1443%        Carole J. Pietsch                10.4269
Saint Louis, MO  63139-1504                                     16811 Brushy Fork Road
                                                                Newar, OH  43056-0000

NationsBank of Texas NA                         Primary A       Robert L. Derrick and          Investor A
Attn:  Adrian Castillo                          99.9844%        Carolyn K. Derrick JTTEN         5.2992%
1401 Elm Street 11th Floor                                      712 Woodside Trials Unit 201
Dallas, TX  75202-2911                                          Ballwin, MO  63021

Sid Meier                                      Investor B
2 Sheepfold Lane                                 6.6225%
Hunt Valley, MD  21030-1113


                      NATIONS MD INTER. MUNICIPAL BOND FUND

Robert Gladstone and                           Investor A       Kwok Luen Lee and              Investor C
Leslie Gladstone JTTEN                          20.8721%        Patsy S. Lee JTTEN               5.0281%
2468 Belmont Road, NW                                           2705 Hardy Avenue
Washington, DC  20008-1610                                      Wheaton, MD  20902

Carol C. House &                               Investor A       NationsBank of Texas NA         Primary A
Peter W. House JTWROS                            5.2253%        Attn:  Adrian Castillo          99.9451%
4210 Leeward Place                                              1401 Elm Street 11th Floor
Bethesda, MD  20816                                             Dallas, TX  75202-2911

Albert J. Robertazzi &                         Investor C       Laurel R. G. Moreno Trustee    Investor B
Susan E. Franks JTWROS                          10.6919%        U/Deed DTD 10/14/91              4.9446%
11564 West Hill Drive                                           FBO Miro Gudelsky
Rockville, MD  20852-3721                                       10808 Riverwood Drive
                                                                Potomac, MD  20854-1334

James Lee Donaldson and                        Investor C       Walter F. Engelhaupt &         Investor A
Robert W. Donaldson JTTEN                        8.2134%        Vivian K. Engelhaupt &          67.8225%
PO Box 336                                                      Stephen Engelhaupt JTTEN
Libertytown, MD  21702                                          3514 Hiss Avenue
                                                                Baltimore, MD  21234

Girard F. Stegner and                          Investor C       Stephens Inc.                  Investor A
Betty C. Stegner JTTEN                           6.865%         Attn:  Jim Clark                10.9648%
29 Consett Place                                                Nationsbank NC1-002-33-31
Fredrick, MD  21702                                             101 South Tryon Street
                                                                Charlotte, NC  28255
                                      134

Jessixa Udall Gil and                          Investor C       Stephens Inc.                  Investor A
Milan D. Smith JTWROS                            6.733%         Attn:  Jim Clark                 8.679%
5619 Wisconsin Avenue                                           Nationsbank NC1-002-33-31
Chevy Chase, MD  20815-4415                                     101 South Tryon Street
                                                                Charlotte, NC  28255

Mary S. Tilbury                                Investor C       Stephens Inc.                  Investor A
19817 Greenside Terrace                          6.7087%        Attn:  Jim Clark                 7.112%
Gaithersburg, MD  20879                                         Nationsbank NC1-002-33-31
                                                                101 South Tryon Street
                                                                Charlotte, NC  28255

Frank Baker & Steven L. Baker &                Investor C       Stephens Inc.                  Investor A
Teresa L. Radi JTTEN                             5.8054%        Attn:  Jim Clark                 5.4218%
250 Wyngate Drive                                               Nationsbank NC1-002-33-31
Frederick, MD  21701                                            101 South Tryon Street
                                                                Charlotte, NC  28255


                      NATIONS SHORT INTER. GOVERNMENT FUND

Burgess Pigment CO                             Investor A       NationsBank of Texas NA         Primary A
PO Box 349 Deck Blvd                             7.253%         Attn:  Adrian Castillo          96.3942%
Sandersville, GA  31082                                         1401 Elm Street 11th Floor
                                                                Dallas, TX  75202-2911

James Street Property Investors                Investor A       Reliance Trust Co.              Primary B
600 Atlantic Avenue Suite 2000                   5.3318%        PO Box 48449                    99.9961%
Boston, MA  02210                                               Atlanta, GA  30362

True Way Evangelistic Mission                  Investor C       BNY Cust Rollover IRA FBO      Investor A
Attn:  Wilmure Burden                           23.0216%        Bernice Schneider               85.4317%
PO Box 61365                                                    1623 NE 172 Street
Virginia Beach, VA  23466-1365                                  North Miami Beach, FL  33162-
                                                                1430

Dean Witter Reynolds Cust                      Investor C       Wilma F. Hamilton &            Investor A
David E. Ellis                                   6.8137%        James H. Hamilton &             13.3181%
IRA Standard DTD 8/17/94                                        James H. Hamilton JTTEN
Box 57                                                          PO Box 281
Goodrich, TX  77335                                             Pine Level, NC  27568

Jeanne N. Levy and                             Investor C
Richard Levy and                                 5.1551%
James Levy JTWROS
900 North Taylor Street, Apt 708
Arlington, VA  22203-1864

                      NATIONS GA INTER. MUNICIPAL BOND FUND

Lyles W. Sanders &                             Investor A       Edward J. Derst Jr. As         Investor B
Mary C. Sanders JTTEN                           15.1768%        Trustee                         36.8053%
2305 Welton Place                                               U/A of Edward J. Derst Jr.
Dunwoody, GA  30338                                             Trust Agreement DTD 11/15/88
                                                                258 Varn Drive
                                                                Savannah, GA  31405

Letty C. Cagle and                             Investor C       Jan R. H. Moggre               Investor A
Douglas Cagle JTTEN                             64.6817%        9850 Terrace Lake Pointe        47.0721%
8592 Roswell Road Apt 318                                       Rosell, GA  30076
Atlanta, GA  30350
                                      135

Charles Davidson and                           Investor C       James F. Sowinski              Investor A
Judith L. Davidson JTTEN                        16.8766%        C/O Serologicals Inc.           34.5601%
370b Rosalie Court                                              780 Park North Blvd #110
Alpharetta, GA  30202                                           Clarkson, GA  30021-0000

NationsBank of Texas NA                         Primary A       Harold J. Tenoso               Investor A
Attn:  Adrian Castillo                          99.7934%        C/O Serologicals Inc.           16.1519%
1401 Elm Street 11th Floor                                      780 Park North Blvd #110
Dallas, TX  75202-2911                                          Clarkson, GA 30021-0000

                      NATIONS SC INTER. MUNICIPAL BOND FUND

James T. Pearce                                Investor A       Rodney R. Monroe and           Investor C
PO Box 1986                                     15.5496%        Carole O. Monroe JTTEN           5.9019%
Greenville, SC  29602-1986                                      213 Westminster Avenue
                                                                Summerville, SC 29485-8010

Helena B. Clark                                Investor C       NationsBank of Texas NA         Primary A
324 Broad River Drive                           12.3508%        Attn:  Adrian Castillo            100%
Santee, SC  29142-9301                                          1401 Elm Street 11th Floor
                                                                Dallas, TX  75202-2911

Edward McCloud and                             Investor C       Gustave J. Crispyn and         Investor B
Elizabeth M. Robinson JTTEN                     12.0012%        Mildred Crispyn JTTEN            12.34%
523 Carpenter Street                                            2382 Cat Tail Pond Road
Charleston, SC  29412                                           Johns Island, SC 29455-6101

Diane Saari McCall and                         Investor C       Jimmy Ruppe and Judy Ruppe     Investor B
Mark J. McCall JTTEN                            11.9437%        JTTEN                            7.3047%
12 Guerard Road                                                 1505 Cherokee Avenue
Charleston, SC  29407-7549                                      Gaffney, SC 29340

The Hobart W. Griffen &                        Investor C       C. Clarke Moore and            Investor A
Frieda B. Griffen TR UAD 1-31-92                 9.7829%        Michael K. Neil TTEES           98.1807%
116 Dunbarton Circle                                            C. W. F. Spencer Jr.
Aiken, SC  2980-5422                                            Residual Trust
                                                                U/A DTD 03/23/67
                                                                PO Box 230
                                                                Rock Hill, SC  29731

William L. Spadoni and                         Investor C
Julia S. Spadoni JTTEN                           7.1017%
PO Box 1019
Myrtle Beach, SC  29578-1019


                        NATIONS INTERNATIONAL EQUITY FUND



Charles Schwab & Co Inc.                       Investor A       E. Larry Fonts TTEE FBO        Investor C
Special Custody Account                          5.8082%        Central Dallas Association       6.6754%
For Benefit of Customers                                        Profit Sharing Plan
Attn:  Mutual Funds                                             1201 Elm Street, Suite 5310
101 Montgomery Street                                           Dallas, TX  75270
San Francisco, CA  94104

C. A. Porterfield &                            Investor C      NationsBank Of Texas NA          Primary A
Rosalee Moxley &                                 9.1623%       Attn: Adrian Castillo             94.5106
Frank Minton TTEES                                             1401 Elm St 11th Floor
Starmount Company                                              Dallas, TX 75202-2911
Capital Accumulation Plan
PO Box 10348
Greensboro, NC  27404-0349
                                      136

C. A. Porterfield &                            Investor C       Stephens Inc.                    Primary
Rosalee Moxley &                                 8.9453%        Attn:  Cindy Cole                Class B
Frank Minton TTEES FBO                                          111 Center Street                 100%
Starmount Company Employees                                     Little Rock, AR  72201
Tax Deferree Savings Plan
PO Box 10349
Greensboro, NC  27404-0349

Tatsushi T. Kubo,                              Investor C       Roy R. Martine &               Investor A
Max W. Dahlgren &                                 7.79%         Kathleen H. Maritine JTWROS     11.9072%
John Dahlgren TTEES FBO                                         4009 Tottenham Court
Epic Products International                                     Richmond, VA  23233-1771
Corporation 401(k) Plan
2801 Randal Mill Road
Arlington, TX  76005

Summerville Pediatrics PA                      Investor C       BNY Cust                       Investor A
Money Purchase Pension Plan                      6.9734%        Rollover IRA FBO                 7.8436%
312 Midland Parkway                                             William D. Patterson
Summerville, SC  29485-8114                                     1742 Hilltop
                                                                Kingwood, TX  77339

H. Grayson Mitchell Jr. and                    Investor C
John Rawls TTEE FBO                              6.9086%
Grayson Mitchell Inc. 410K Plan
PO Box 128
Emporia, VA  23847


Deeb Oweis and                                 Investor C
Mohammad Oweis TTEES FBO                         6.9025%
Amtec International Inc.
Profit Sharing Plan
1200 Woodruff Road A-2
Greenville, SC  29607

                       NATIONS GOVERNMENT SECURITIES FUND



Dodson Brothers                                Investor A       Marvel N. Mustard              Investor C
Exterminating Co. Inc.                           6.2501%        289 Overholt Drive               5.7015%
Attn:  H. P. Dawson                                             Virginia Beach, VA  23462
PO Box 10249
Lynchburg, VA 24506

Dean Witter Reynolds Cust                      Investor C       Joseph W. Crawford             Investor C
David E. Ellis                                  22.1803%        705 Staley Drive                 5.6379%
IRA Standard DTD 8/17/94                                        Murfreesboro, TN  37130
Box 57
Goodrich, TX  77335

Norbert E. Schulze                             Investor C       NationsBank of Texas NA         Primary A
508 Rosinante Road                              12.4107%        Attn:  Adrian Castillo          66.1769%
El Paso, TX  79922                                              1401 Elm Street, 11th Floor
                                                                Dallas, TX  75202-2911

BNY Cust IRA FBO                               Investor C       Stephens Inc.                   Primary B
Mary Jane Russo                                  9.0544%        Attn:  Cindy Cole                 100%
8 Maybrook Court                                                111 Center Street
Glen Arm, MC  21057                                             Little Rock, AR  72201
                                      137

                               NATIONS PRIME FUND

Barnett Bank, NA Jacksonville                  Investor A      Maire W. Thomason and           Investor C
Attn:  Carolyn Pries                            38.3576%       James R. Thomason JTTEN          21.0562%
11th Fl 099000116                                              2911 Polo Club Road
50N Laura Street                                               Nashville, TN  37221
Jacksonville, FL  32202

National Financial for the Exclusive           Investor A      Jim Celania                     Investor C
Benefit of Our Customers                        5.6524%        2000 S Canterbury Road           18.8898%
200 Liberty Street                                             Charlotte, NC 28211
1 World Financial Center
Attn:  Mutual Funds 5th Floor
New York, NY  10281

NationsBank of Texas NA                        Primary A       Rebecca L. Layous Revocable     Investor C
Attn:  Adrian Castillo                          89.6239%       Trust                            15.7717%
1401 Elm Street 11th Floor                                     Dated 3-5-92
Dallas, TX  75202-2911                                         Rebecca L. Layous Trustee
                                                               11500 Big Piney Way
                                                               Potomac, MD

Barnett Bank                                   Primary A       DWR Cust For Infoproducts       Investor A
Attn:  Bill Lendzian                            8.3554%        Corp.                            27.2362%
PO Box 40200 FL9-100-03-09                                     FBO Richard G. Grebner
Jacksonville, FL  32203-0200                                   VIP Plus PFT Sharing DTD
                                                               09/01/95
                                                               10220 Woodview Circle
                                                               Charlotte, NC  28277-8783

NationsBank of Texas NA                        Primary B       Dean Witter Reynolds Cust for   Investor A
Attn:  Adrian Castillo                            100%         Franklin D. Buck                 23.6359%
1401 Elm Street 11th Floor                                     IRA Standard Dated 06/14/93
Dallas, TX  75202-2911                                         Rt. 1, Box 29
                                                               Rural Retreat, VA  24368

National Financial SVC Corp.                  Daily Shares     Dean Witter Reynolds Cust For   Investor A
The Exclusive Benefit of                        86.5142%       Jane S. Mollenhoff               10.4246%
Our Customers                                                  IRA Standard Dated 06/14/93
Church Street Station                                          5603 Boatwright Circle
PO Box 3752                                                    Williamsburg, VA  23185
New York, NY  10008-3752

National Financial For the Exclusive          Daily Shares     Dean Witter Reynolds Cust For   Investor A
Benefit of Our Customers                        12.3152%       J. Harold Courson                 9.9318%
200 Liberty Street                                             IRA Standard Dated 06/14/93
1 World Financial Center                                       3212 Carmel Bay Drive
Attn:  Mutual Funds 5th Floor                                  Mt. Pleasant, SC 29464-8512
New York, NY  10281

Ronald B. Beasley and                          Investor C      Edwin C. Carter                 Investor A
Lynn J. Beasley JTTEN                           9.3594%        Rosia W. Carter Tencom            5.6841%
161-H W. Hartley Drive                                         Route 5, Box 1
High Point, NC 27265-2866                                      Wytheville, VA 24382-9504

Dean Witter Reynolds Cust for                  Investor C      BNY Cust                        Investor A
Andrew S. Starzecki                             8.6087%        Rollover IRA FBO                 13.6435%
IRA Rollover Dated 07/22/93                                    William D. Patterson
5509 Sunningdale Drive                                         1742 Hilltop
Charlotte, NC  28277-2679                                      Kingwood, TX  77339
                                      138

Dean Witter Reynolds Cust for                  Investor C      BNY Cust IRA FBO                Investor A
Max Elgan Clark                                 6.7933%        James L. Bowen, Jr.               6.4855%
IRA Rollover Dated 08/26/93                                    195 Springhill Drive
PO Box 276                                                     Tifton, GA  31794
Mineral Wells, TX  76068-0876

John Jones and Becky L. Jones                  Investor C      J. David Dalton TTEE            Investor A
JTTEN                                           5.5108%        Lowcountry Orthopaedics           5.4895%
4235 SW 111 Terrace                                            Associates P/S/P Dated 08-05-
Davie, FL  33328-2111                                          87
                                                               9300 Medical Plaza Drive
                                                               Charleston, SC  29405

Steven A. Franks &                             Investor C      BNY Cust Rollover IRA FBO       Investor A
Larry D. Johnson TTEES For                      36.0665%       James L. Payne                    5.3368%
Fielder Electric Motor Repair Inc.                             Box 434
Pen Pln U/A DTD 10/1/82                                        Hemphill, TX  75948
104 Poplar Knob Road
Galax, VA  24333
                              NATIONS TREASURY FUND

Hare & Co., Bank of New York                   Investor A      NationsBank SWP Disbursement   Daily Shares
Attn:  Stif/Master Note                         64.2851%       Inc.                             34.1034%
One Wall Street 2nd Floor                                      NationsBank Sweep/Autoborrow
New York, NY 10286                                             First Citizens Building
                                                               128 S. Tryon Street
                                                               NC1-006-08-03
                                                               Charlotte, NC 28255

Barnett Bank, NA Jacksonville                  Investor A      Lois H. Bohler                  Investor C
Attn:  Carolyn Pries                            27.4846%       6 Bransford Place                28.7058%
11th Floor 099000116                                           Augusta, GA 30904-6131
50 N. Laura Street
Jacksonville, FL  32202

Hare & Co., Bank of New York                   Investor B      Kenneth E. Hester &             Investor C
Attn:  Stif/Master Note                         38.7288%       James R. Wren, Jr.               17.6712%
One Wall Street 2nd Floor                                      Co-TTEES Danial J. Stowe
New York, NY  27602                                            Rev Trust DTD 3/4/97
                                                               PO Box 1046
                                                               Belmont, NC 28012-1046

NationsBank of Texas NA                        Primary A       Joe Oden and Marcia Oden        Investor C
Attn:  Adrian Castillo                          77.3185%       JTTEN                             5.2129%
1401 Elm Street 11th Floor                                     RT 2 Box 600
Dallas, TX 75202-2911                                          Normangee, TX  77891

Barnett Bank                                   Primary A       Dean Witter Reynolds Cust For   Investor C
Attn:  Bill Lendzian                            21.6612%       John P. Nicoson                  81.2652%
PO Box 40200 FL9-100-03-09                                     IRA STD/Rollover DTD 01/31/95
Jacksonville, FL 32203-0200                                    13147 Ashvale Drive
                                                               Fairfax, VA 22033

NationsBank of Texas NA                        Primary B       Dean Witter Reynolds Cust For   Investor C
Attn:  Adrian Castillo (B Shares)                 100%         James A. Cox                     11.5779%
1401 Elm Street 11th Floor                                     IRA Rollover Dated 02/22/94
Dallas, TX  75202-2911                                         2015 Ashton Pointe Drive
                                                               Dacula, GA 30211
                                      139

National Financial For the Exclusive          Daily Shares     Dean Witter Reynolds Cust For   Investor C
Benefit of Our Customers                        63.8369%       Susan Fishburn                    7.1569%
200 Liberty Street                                             IRA STD/Rollover-Spousal
1 World Financial Center                                       01/31/95
Attn:  Mutual Funds 5th Floor                                  13147 Ashvale Drive
New York, NY 10281                                             Fairfax, VA  22033

                           NATIONS CAPITAL GROWTH FUND

DWR Cust For Kenneth L. Walgren                Investor A      NationsBank of Texas NA          Primary A
MD                                              5.2172%        Attn:  Adrian Castillo           97.5765%
FBO Pooled Account                                             1401 Elm Street 11th Floor
VIP Plus PFT Sharing DTD 10/01/97                              Dallas, TX  75202-2911
5959 Harry Hines #402 St Paul Prof
Dallas, TX  75235-6233

Howard Sodikoff TTEE FBO                       Investor C      NationsBank of Texas NA          Primary B
Oak Ridge Toyota Inc.                            8.917%        Attn:  Adrian Castillo           99.9937%
Retirement Savings Plan                                        1401 Elm Street 11th Floor
PO Box 10247                                                   Dallas, TX  75202-2911
Lynchburg, VA  24506

John M. Lewis &                                Investor C
Robert V. Dipauli &                             8.4507%
St Joe Communications Inc.
Employees Salary Deferral Plan
502 Fifth Street
Port St Joe, FL  32456

                          NATIONS BALANCED ASSETS FUND

NFSC FEBO #279-053856                          Investor A      The Bank of New York TTEE        Primary A
American Industriestrust Comp                   7.9622%        Hitachi Semiconductors            8.9109%
American I Trust Company Ttee                                  Pension Plan
U/A 08/22/97                                                   Attn:  Stella Brown
5700 NW Central Drive                                          One Wall Street 12th Floor
Houston, TX  77092-2037                                        New York, NY  10286

C.A. Porterfield &                             Investor C      Barnett Banks Trust Company      Primary A
Rosalee Moxley &                                21.7528%       NA                                8.0746%
Frank Minton TTEES FBO                                         F/Disability PL & Employee
Starmount Company Employees                                    Barnett
Tax Deferred Savings Plan                                      U/A/D 7/21/82
PO Box 10349                                                   Attn:  Income Collections
Greensboro, NC  27404-0349                                     PO Box 40200
                                                               Jacksonville, FL  32203-0200

C.A. Porterfield &                             Investor C      NationsBank of Texas NA          Primary A
Rosalee Moxley &                                18.8263%       Attn:  Adrian Castillo            7.4097%
Frank Minton TTEES                                             1401 Elm Street 11th Floor
Starmount Company Employees                                    Dallas, TX  75202-2911
Capital Accumulation Plan
PO Box 10349
Greensboro, NC  27404-0349

Stuart K. Colonna TTEE                         Investor C      BBTC NA                          Primary A
Bayshore Concrette Products Corp.               12.384%        BB of FL EMP Disability PL &      6.2722%
Retirement Savings Plan                                        TR
1 Bayshore Road PO Box 230                                     U/A/D 7/21/82
Cape Charles, VA  23310                                        Attn:  Income Collections
                                                               PO Box 40200
                                                               Jacksonville, FL  32203-0200
                                      140

BBTC N A                                       Primary A       Bankers Trust FBO                Primary A
TR BBI & IT'S Affiliates 401H Plan              26.0499%       Gardner Denver 192257             5.0261%
Succ Trust U/A/D 9/15/92                                       PO Box 9014
Attn:  Income Collections                                      Church Street Station
PO Box 40200                                                   New York, NY  10008
Jacksonville, FL  32203-0200

BBTC NA                                        Primary A       NationsBank of Texas NA          Primary B
BB of FL EMP Disability PL & TR                 15.6919%       Attn:  Adrian Castillo           99.9992%
U/A/D 7/21/82                                                  1401 Elm Street 11th Floor
Attn:  Income Collections                                      Dallas, TX  75202-2911
PO Box 40200
Jacksonville, FL  32203-0200

                         NATIONS SHORT-TERM INCOME FUND

Bankers Trust CO Cust FBO                      Investor A      NationsBank of Texas NA          Primary A
Dimensions Health Corp                          19.5343%       Attn:  Adrian Castillo           69.9567%
9200 Basil Court Suite 500                                     1401 Elm Street 11th Floor
Landover, MD 20785                                             Dallas, TX  75202-2911

Michael D. Shea                                Investor A      Dean Witter Reynolds Cust For   Investor B
4770 South Altanta Road                          5.124%        James R. Vaughn                   7.6021%
Smyrna, GA  30080                                              IRA Standard DTD 6/18/93
                                                               234 Cureton Lane
                                                               Pickens, SC 29671-9306

BNY Cust IRA FBO                               Investor A      West Anderson Rural Water and   Investor B
James L. Bowen Jr.                              28.168%        Sewer Company Inc.                5.9095%
195 Springhill Drive                                           2767 Whitehall Road
Tifton, GA  31794                                              Barnwell, SC  29812-2609

Jean E. Kellogg and                            Investor A      Dean Witter Reynolds Cust For   Investor B
Thomas G. Kellogg                               15.903%        William B. Rogers Jr.             5.6408%
52109 Tara Drive                                               IRA Rollover Dated 06/14/93
South Bend, IN  46628                                          PO Box 1025
                                                               Greer, SC  29652-1025

BNY Cust IRA FBO                               Investor A      Stephens, Inc.                   Primary B
Mary M. Ryan                                    11.3496%       Attn:  Cindy Cole                  100%
117 Great Oaks Lane                                            111 Center Street
Roswell, GA  30075                                             Little Rock, AR  72201

BNY Cust IRA FBO                               Investor A      Alden Enterprises, Inc.         Investor C
Cleveland H. White                              10.7953%       5900 Gulf Blvd                   31.5584%
133 George Lane                                                St Pete Beach, FL  33706
Bonneau, SC  29431

BNY Cust IRA FBO                               Investor A      The Lincolnshire Trust          Investor C
Jermiah J. Leahy                                10.6157%       5208 Lincolnshire                25.6605%
1101 N Elm Street #503                                         Dallas, TX  75287
Greebsboro, NC  27401

BNY Cust IRA FBO                               Investor A      Erna M. Weidner                 Investor C
Carl Blanks                                     7.0493%        108 Lariat                        9.4741%
3450 Evans Road Apt 120 A                                      San Antonio, TX  78232-1004
Chamblee, GA  30341
                                      141

Gerd W. Kraemer TTEE                           Investor A      Dean Witter Reynolds Cust For   Investor C
Gerd W. Kraemer Rev Trust                         100%         C. Ronald Murray                  7.4296%
DTD 10/12/90                                                   IRA Rollover Dated 06/14/93
425 Kings Bridge                                               5354 Curtisston Ct
Atlanta, GA  30329                                             Charleston, SC  29418-2035

BNY Cust Rollover IRA FBO                      Investor A
Milton E. Syring                                97.4009%
4040 E Evans Road
San Antonio, TX  78259-1714

                         NATIONS DIVERSIFIED INCOME FUND

Dean Witter Reynolds Cust For                  Investor A      Jean E. Kellogg and             Investor A
James T. Pearce                                 7.9474%        Thomas G. Kellogg                 5.0524%
IRA SEP Dated 06/14/93                                         52109 Tara Drive
PO Box 1986                                                    South Bend, IN  46628
Greenville, SC 29602-1986

NationsBank of Texas NA                        Primary A       Falcon Food Service CO Inc.     Investor C
Attn:  Adrian Castillo                          98.3572%       Attn:  J. B. Kraft President     11.8195%
1401 Elm Street 11th Floor                                     12753 Pineacre Lane
Dallas, TX  75202-2911                                         West Palm Beach, FL  33414

Stephens Inc.                                  Primary B       Robert F. Fortin &              Investor C
Attn:  Cindy Cole                                 100%         Donna J. Fortin JTTEN             6.8883%
111 Center Street                                              10600 Montclair Way
Little Rock, AR 72201                                          Duluth, GA  30155

BNY Cust                                       Investor A      Dean Witter Reynolds Cust for   Investor C
Rollover IRA FBO                                11.1938%       Linda G. Walker                   6.1567%
William D. Patterson                                           IRA Rollover Dated 06/14/93
1742 Hilltop                                                   7 Salley Street
Kingwood, TX  77339                                            Spartanburg, SC  29301-2403

BNY Cust IRA FBO                               Investor A      Stuart K. Colonna TTEE          Investor C
James L. Bowen Jr.                               8.949%        Bayshore Concrete Products        5.3948%
195 Springhill Drive                                           Corp.
Tifton, GA  31794                                              Retirement Savings Plan
                                                               1 Bayshore Road PO Box 230
                                                               Cape Charles, VA  23310

J. David Dalton TTEE Lowcountry                Investor A
Orthopaedics Associates P/S/P                   6.1418%
Dated 08-05-87
9300 Medical Plaza Drive
Charleston, SC  29405

                       NATIONS STRATEGIC FIXED INCOME FUND

Bankers Trust Co. Cust FBO                     Investor A      Dean Witter Reynolds Cust For   Investor B
Dimensions Health Corp                          8.1986%        Robert A. Pierce                  6.3371%
9200 Basil Court Suite 500                                     IRA Rollover Dated 06/14/93
Landover, MD  20785                                            10 Lavington Court
                                                               Columbia, SC  29209-1944
                                      142

Merchantile Safe Dep & Trust Co.               Investor A      Dean Witter Reynolds Cust for   Investor B
Ttree                                           7.2555%        Ira L. Allen                      5.1675%
Case Communications Defined Benefit                            IRA Rollover Dated 02/06/98
Plan A/C #3400306                                              1008 Greeway Lane
U/A DTD 05/28/1984                                             Richmond, VA  23226-1515
766 Old Hammonds Ferry Road
Linthicum, MD  21090

Alden Enterprises Inc.                         Investor C      Dean Witter Reynolds Cust for   Investor B
5900 Gulf Blvd                                  20.0526%       Drayton L. Nance Jr. Md           5.1576%
St Pete Beach, FL  33706                                       IRA Rollover Dated 08/15/97
                                                               7715 North Rd PO Box 98
                                                               North, SC 29112-0098

Summerville Pediatrics PA                      Investor C      BNY Cust                        Investor A
Money Purchase Pension Plan                     10.6709%       Rollover IRA FBO                 32.6139%
312 Midland Parkway                                            William D. Patterson
Summerville, SC  29485-8114                                    1742 Hilltop
                                                               Kingwood, TX  77339

John M. Lewis &                                Investor C      BNY Cust Rollover IRA FBO       Investor A
Robert V. Dipauli &                             8.2859%        James L. Payne                    12.7572
John H. Vaughan TTEES FBO                                      Box 434
St Joe Communications Inc.                                     Hemphill, TX  75948
Employees Salary Deferral Plan
502 Fifth Street
Port St Joe, FL 32456

BNY Cust IRA FBO                               Investor C      Anne Valcourt GDN FBO Danyel    Investor A
James A. Blanchard                              7.2802%        Chaniequa Solange Valcourt       11.1014%
9 Las Brisas                                                   C/O H.R. Chaplin
Austin, TX  78746                                              9930 W. Broadview Drive
                                                               Bay Harbor Island, FL  33154

Carver Development Board                       Investor C      BNY Cust Rollover IRA FBO       Investor A
Capital Fund                                    7.0239%        C. Broughton Williams Jr.         9.6787%
226 North Hackberry                                            2222 2nd Street, SE
San Antonio, TX  787202                                        Moultrie, GA  31768-0000

Erna M. Weidner                                Investor C      BNY Cust Rollover IRA FBO       Investor A
108 Lariat                                      6.0109%        Helen M. Fulghum                  6.6314%
San Antonio, TX  78232-1004                                    38656 Post Road
                                                               Winston, GA  30187

Summerville Pediatrics PA                      Investor C      BNY Cust Rollover IRA FBO       Investor A
Money Purchase Pension Plan                     5.0688%        Jean S. Ramey                      5.31%
312 Midland Parkway                                            25 Templewood Drive
Summerville, SC  29485-8114                                    Greenville, SC  29611

NationsBank of Texas NA                        Primary A       BNY Cust Rollover IRA FBO       Investor A
Attn:  Adrian Castillo                          92.4447%       Michael D. Turner                 5.2531%
1401 Elm Street 11th Floor                                     Box 927
Dallas, TX  75202-2911                                         Eden, TX 76837

Stephens Inc.                                  Primary B
Attn:  Cindy Cole                                 100%
111 Center Street
Little Rock, AR 72201
                                      143

                          NATIONS EMERGING GROWTH FUND

NFSC FEBO #179-689050                          Investor A      Howard Sodikoff TTEE FBO        Investor C
Douglas K. Higgins                              6.5153%        Oak Ridge Toyota Inc.             5.2826%
101 W. Randol Mill Rd Ste 150                                  Retirement Savings Plan
Arlington, TX  76011-5810                                      PO Box 10247
                                                               Lynchburg, VA  24506

Citicorp USA Inc Cust For                      Investor A      NationsBank of Texas NA          Primary A
Marlboro Equity Partners                        5.2438%        Attn:  Adrian Castillo           92.6829%
One Sansome Street 24th Floor                                  1401 Elm Street 11th Floor
San Francisco, CA  94104                                       Dallas, TX  75202-2911

Dave Respess &                                 Investor C      Barnett Bank NA Succ TTEE        Primary A
William C. Myers &                              11.128%        Barnett Pension-Large Cap         6.9292%
Greg Holmes & Lori Wallace &                                   Equity
James W. Clark TTEES FBO                                       U/A DTD 9/19/79
Carver Machine Works 401(k) Plan                               Attn:  Mut FD Dept M/C 572-
129 Christian Camp Road                                        1270
Washington, DC  27889                                          PO Box 40200
                                                               Jacksonville, FL  32003-0200

John M. Lewis &                                Investor C      Stephens Inc.                    Primary B
Robert V. Dipauli &                             9.6707%        Attn:  Cindy Cole                  100%
John H. Vaughan TTEES FBO                                      111 Center Street
St Joe Communications Inc.                                     Little Rock, AR  72201`
Employees Salary Deferral Plan
502 Fifth Street
Port St Joe, FL  32456

Dan Denkarik TTEE for the                      Investor C      BNY Cust Rollover IRA FBO       Investor A
Lakeland Battery Profit Sharing                 8.6111%        Bernice Schneider                85.3806%
Plan DTD 7-1-84                                                1623 NE 172 Street
41840 S. Combee Road                                           North Miami Beach, FL 33162-
Lakeland, FL  33801                                            1430

C. A. Porterfield &                            Investor C      Wilma F. Hamilton &             Investor A
Rosalee Moxley &                                7.4318%        James H. Hamilton &               13.37%
Frank Minton TTEES FBO                                         James H. Hamilton JTTEN
Starmount Company Employees                                    PO Box 281
Tax Deferred Savings Plan                                      Pine Level, NC  27568
PO Box 10349
Greensboro, NC  27404-0349

Tatsushi T. Kubo, Max W.                       Investor C
Dahlgren & John Dahlgren                        7.3361%
TTEES FBO
Epic Products International
Corporation 401(k) Plan
2801 Randal Mill Road
Arlington, TX  76005

                      NATIONS FL INTER. MUNICIPAL BOND FUND

Joseph J. Jillson                              Investor A      Sarah A. Barlow TTEE            Investor A
3537 SW Corporate PKWY                          54.0833%       Sarah A. Barlow Trust            31.0531%
Palm City, FL  34990-8151                                      U/A DTD 07/19/1990
                                                               8400 Vamo Road Apt 664
                                                               Sarasota, FL  34231
                                      144

Harry Singer Family LTD                        Investor A      Selma Lifsher Trustee           Investor A
A Colorado LTD Partnership                      12.4165%       Selma Lifsher Trust Dated 3-2-    25.553%
2960 Wentworth                                                 89
Weston, FL  33332                                              19355 Turnberry Way Apt PHA
                                                               Aventura, FL  33180

Doris R. Bomstein and                          Investor C      Robert N. Parsell Jr. and       Investor A
Stanford Bomstein TTEES                         35.3114%       Inez G. Parsell JTWROS           14.1646%
Doris R. Bomstein Trust                                        207 East 25th Street
U/A/D 8/20/91                                                  Sanford, FL  32779-0000
3000 S Ocean Blvd Apt 1201
Boca Raton, FL 33432

Lynn Fain Friedman Trust DTD                   Investor C      Ben M. Turk and Linda A. Turk   Investor A
7/5/94                                          29.4837%       JTWROS                            6.3104%
Lynn Fain Friedman TTEE                                        210 Crown Pointe Circle #100
5817 Midhill Street                                            Longwood, FL 32779-0000
Bethesda, MD  20817

Sandford and Doris R. Bomstein                 Investor C      Jerry Jacobs and Candice        Investor A
TTEES                                           28.0696%       Jacobs                            5.9781%
Sanford Bomstein Trust UAD                                     JTWROS
11/4/91                                                        306 Brantley Harbor Drive
3000 South Ocean Blvd #1201                                    Longwood, FL 32779-0000
Boca Raton, FL  33431

NationsBank of Texas NA                        Primary A
Attn:  Adrian Castillo                          99.0439%
1401 Elm Street 11th Floor
Dallas, TX  75202-2911

                      NATIONS NC INTER. MUNICIPAL BOND FUND

James B. Sommers                               Investor A      Donald H. Gabriel               Investor C
237 Cherokee Road                               11.8812%       3216 Champaign Street             5.4021%
Charlotte, NC  28207                                           Charlotte, NC  28210-0000

W. Frank Dowd, Jr.                             Investor A      Roger W. Simmons and            Investor C
PO Box 35430                                     6.9978        Mary R. Simmons JTTEN             5.3712%
Charlotte, NC  28235-5430                                      150 River Holl Drive
                                                               Advance, NC  27006

NFSC FEBO #042072                              Investor A      Ethel L. Clowes                 Investor C
Ron F. Robine &                                 6.2518%        3137 Burke Mill Court             5.2877%
Cathy G. Robine                                                Winston Salem, NC  27103
18512 Square Sail Road
Cornelius, NC 28031

Barbara B. Coyner                              Investor C      NationsBank of Texas NA          Primary A
513 Lake Boone Trail                            20.4711%       Attn:  Adrian Castillo           99.9448%
Raleigh, NC  27608-1027                                        1401 Elm Street 11th Floor
                                                               Dallas, TX  75202-2911

J. Robert Stout &                              Investor C      Dorothy P. Stroud               Investor A
Maggie S. Stout                                 14.7853%       155 HWY 58 South                 36.0801%
TTEES FBO J. Robert Stout                                      Kinston, NC  28504
Revocable
PO Box 35343
Greensboro, NC  27425
                                      145

Anna B. Steele                                 Investor C      David C. Lavoie Cust            Investor A
2041 Georgia Avenue                             9.5558%        Douglas K. Lavoie Utma NC        22.1728%
Winston-Salem, NC  27104                                       5410 McApline Farm Road
                                                               Charlotte, NC 28226

W. Joseph Selvia and                           Investor C      David C. Lavoie Cust            Investor A
Jay P. Selvia JTTEN                             8.8047%        Rebecca T. Lavoie Utma NC        22.1728%
5730 Phillips Bridge Road                                      5410 McApline Farm Road
Winston Salem, NC 27104-3323                                   Charlotte, NC  28226

William F. Cox                                 Investor C      Charles M. Gulledge             Investor A
3225 Bermuda Village                             8.7975        4600 Belvoir Court                8.9552%
Advance, NC  27006-9478                                        Charlotte, NC  28270

Thomas H. Blount and                           Investor C      Karen Elizabeth Ritchie         Investor A
Doris J. Blount JT TEN                          5.4146%        16029 Hollingbourne Road          7.1107%
207 W 11th Street                                              Huntersville, NC  28078
Washington, DC 27889

                      NATIONS TX INTER. MUNICIPAL BOND FUND

Edith M. Thalman Trust                         Investor A      NationsBank of Texas NA          Primary A
U/A DTD 4/28/1998                               29.0638%       Attn:  Adrian Castillo             100%
5710 E 106th Street                                            1401 Elm Street 11th Floor
Tulsa, OK  74137-7038                                          Dallas, TX  75202-2911

Orsinger Investments LTD                       Investor A      James Robert Mallory and        Investor B
2206 Camelback Drive                            11.8379%       Faith K. Mallory JTTEN           11.2838%
San Antonio, TX  78209-4262                                    2400 Winton Terrace East
                                                               Ft Worth, TX  76109

Motco                                          Investor A      Montine T. Wisdom               Investor B
PO Box 17001-trust                              10.5923%       6335 W. Northwest HWY #1318       11.043%
San Antonio, TX 78217                                          Dallas, TX  75225-3533

Plains National Bank Ttee                      Investor A      Oliver Roofing Systems          Investor B
Giles W. Dalby Mineral Trust #2                 7.6092%        PO Box 180191                     8.1776%
PO Box 271                                                     Austin, TX  78778
Lubbock, TX  79408

First National Huntsville Co Ttee              Investor A      A. G. Martin and Nellie L.      Investor B
L L Moore Family Key Trust                      6.3954%        Martin                            7.4552%
PO Box 659                                                     JTTEB
Huntsville, TX  77342-0659                                     2011 32nd Street
                                                               Lubbock, TX  79411

Orsinger Investments LTD                       Investor C      Reggie D. Bradford &            Investor A
2206 Camelback Drive                            98.8117        Sharon A. Bradford               85.8037%
San Antonio, TX  78209-4262                                    3306 Oak Hill Drive
                                                               Garland, TX  75043

                      NATIONS TN INTER. MUNICIPAL BOND FUND

Bob G. Long                                    Investor A      Gustave J. Crispyn Trustee      Investor B
PO Box 2666                                     16.6003%       Joseph A. Crispyn Trust           8.3627%
Hermitage, TN  37076                                           Dated 07-21-97
                                                               2382 Cat Tail Pond Road
                                                               Johns Island, SC 29455-6101
                                      146

Marshall T. Polk, III                          Investor A      Mildred M. Crispyn TTEE         Investor B
PO Box 90148                                    14.7803%       Timothy J. Crispyn Trust          7.3761%
Nashville, TN  37209-0148                                      DTD 7-21-97
                                                               2382 Cat Tail Pond Road
                                                               Johns Island, SC  29455-6101

Joseph L. Dilorenzo                            Investor A      Ellen Aston Paull               Investor B
310 Watercress Drive                            7.5563%        1407 N Weston Lane                6.9073%
Franklin, TN  37064                                            Austin, TX  78733

Ralph S. Graham Ttee                           Investor A      Joanne B. Stegall               Investor B
Ralph S. Graham Rev Liv Trust                   7.1813%        517 Cameo Terrace                 5.7712%
U/A DTD 08/14/1990                                             Chesapeake, VA  23320
PO Box 235
Big Sandy, TN  38221

James R. Kellam III                            Investor A      Donald W. Henderson             Investor B
3605 Sycamore Lane                              6.9136%        2919 Ft Campbell Blvd             5.0983%
Nashville, TN  37215-1937                                      Hopkinsville, KY  42240

Stephens Inc.                                  Investor C      Edward H. Waelterman & Mary     Investor B
Attn:  Cindy Cole                               99.597%                                          5.0983%
111 Center Street                                              L.Ellersieck Cottees Edward H.
Little Rock, AR  72201                                         &  Cornelia Waelterman Tr U/A
                                                               12/6/78
                                                               4 Count Fleet Circle
                                                               Florissant, MO  63033-2209

NationsBank of Texas NA                        Primary A       Stephens Inc.                   Investor A
Attn:  Adrian Castillo                            100%         Attn:  Jim Clark                 34.1682%
1401 Elm Street 11th Floor                                     Nationsbank NC1-002-33-31
Dallas, TX  75202-2911                                         101 South Tryon Street
                                                               Charlotte, NC  28255

John O. Colton                                 Investor B      Stephens Inc.                   Investor A
6211 Jocelyn Hollow Road                        22.8875%       Attn:  Jim Clark                 26.9716%
Nashville, TN  37205-3213                                      Nationsbank NC1-002-33-31
                                                               101 South Tryon Street
                                                               Charlotte, NC  28255

Robert R. Hayes and                            Investor B      Stephens Inc.                   Investor A
Vira E. Hayes JTTEN                             14.0134%       Attn:  Jim Clark                 22.0725%
400 Bryants Lane                                               Nationsbank NC1-002-33-31
Woodbury, TN  37190-1641                                       101 South Tryon Street
                                                               Charlotte, NC  28255

Win Communication Corp                         Investor B      Stephens Inc.                   Investor A
Attn:  Bob Poole                                12.8097%       Attn:  Jim Clark                 16.7877%
6755 Jimmy Carter Blvd                                         Nationsbank NC1-002-33-31
Norcross, GA  30071-1702                                       101 South Tryon Street
                                                               Charlotte, NC  28255

                    NATIONS INTERMEDIATE MUNICIPAL BOND FUND

NFSC FEBO #W52-000019                          Investor A      NationsBank of Texas NA          Primary A
Frank B. Comfort                                14.1138%       Attn:  Adrian Castillo           99.8823%
4912 Cedar Drive                                               1401 Elm Street 11th Floor
West Des Moines, IA 50266                                      Dallas, TX  75202-2911
                                      147

Vatco                                          Investor A      Linda Sloan Mundy TTEE          Investor A
C/O The Trust Company of Virginia                              Carl and Anne Mundy Memorial     44.7608%
6800 Paragon Place Suite 237                                   Education Trust U/A DTD
Richmond, VA  23230                                            07/16/97
                                                               R-1 Quarters MCB
                                                               Quantico, VA  22134

Enterprise Trust & Investments Co.             Investor A      George Gray                     Investor A
15425 Los Gatos Blvd #150                       5.9688%        1708 Riverside Drive             16.2499%
Los Gatos, CA  95032                                           Holly Hill, FL  32117

Gerhard Kleinschmidt and                       Investor C      Ronald W. Pietsch and           Investor A
Gwendolyn Kleinschmidt JTWROS                   32.9196%       Carole J. Pietsch JTTEN          11.7314%
101 Oak Creek Trail                                            16811 Brushy Fork Road
Aledo, TX  76008                                               Newar, OH  43056-0000

Eugene R. Allspach and                         Investor C      Kevin Carl Connor and           Investor A
Joann M. Allspach JTWROS                        26.2854%       Cynthia J. Pietsh JTWROS         10.2094%
3760 Darcus Street                                             127 Dolores Court
Houston, TX  77005-3704                                        Holly Hill, FL  32117

Charles W. Doolin                              Investor C      Robert L. Derrick and           Investor A
3508 Harvard Avenue                             19.526%        Carolyn K. Derrick JTTEN          5.9621%
Dallas, TX  75205-0000                                         712 Woodside Trails Unit 201
                                                               Ballwin, MO  63021

Neal S. Platzer and                            Investor C
Jack Crosby JTTEN                               14.2207%
Special Account
1410 Lost Ridge Circle
Seabrook, TX  77586-4514

                    NATIONS SHORT TERM MUNICIPAL INCOME FUND

Robert E. Esrey Trust                          Investor A      NFSC FEBO #w52-000019           Investor A
Robert E. Esrey Ttee U/A 11-30-94               18.8335%       Frank B. Comfort                  5.1411%
C/O Cohen Esrey Estate Co.                                     4912 Cedar Drive
4435 Main Street STE 100                                       West Des Moines, IA  50266
Kansas City, MO  64111-1856

Julius W. Erving                               Investor A      Donald E. Steen &               Investor C
Two Magic Place                                 7.5409%        Trudy K. Steen JTWROS            56.0964%
Maitland, FL  32810                                            5715 Thames Court
                                                               Dallas, TX  75252

Edd Price Jr. and Lynn Price Jtten             Investor A      Christopher H. Williams         Investor C
5600 Oakbrook Pkwy Suite 120                    7.2854%        9531 Gadwell Terrace             27.9218%
Norcross, GA  30093                                            Cherterfield, VA  23838-5289

Thurman D. Kitchin                             Investor A      Eugene R. Allspach and          Investor C
PO Box 1479                                     7.0996%        Joann M. Allspach JTWROS         12.3916%
Winter Park, FL  32790                                         3760 Darcus Street
                                                               Houston, TX  77005-3704

Henry F. Figon Trusthenry                      Investor A      NationsBank of Texas NA          Primary A
Frigon Tteedtd 03/23/98                         5.8324%        Attn:  Adrian Castillo           99.7998%
Attn:  Susan Riley                                             1401 Elm Street 11th Floor
PO Box 18                                                      Dallas, TX  75202-2911
Maysville, MO  64469
                                      148

                         NATIONS VA MUNICIPAL BOND FUND

NationsBanc Montgomery Secs                    Investor A      Stephens Inc.                   Investor C
737-00016-17                                    54.6716%       Attn:  Cindy Cole                99.6455%
Attn:  Mutual Funds - 4th Floor                                111 Center Street
600 Mongomery Street                                           Little Rock, AR  72201
San Francisco, CA  94111

Rodney M. Carlson and                          Investor A      NationsBank of Texas NA          Primary A
Joyce L. Carlson Jtten                          8.3604%        Attn:  Adrian Castillo             100%
3608 South Creek Court                                         1401 Elm Street 11th Floor
Chesapeake, VA  23325                                          Dallas, TX  75202-2911

Rebecca C. Bell                                Investor A      Roy R. Martine &                Investor A
1092 Oaklawn Drive                              7.1435%        Kathleen H. Martine JTWROS       95.1388%
Culpeper, VA  22701                                            4009 Tottenham Court
                                                               Richmond, VA  23233-1771

Jessie E. Spells                               Investor A
14927 Boydell Drive                             6.2441%
Centreville, VA  22020-1534

                         NATIONS MD MUNICIPAL BOND FUND

Carol C. House &                               Investor A      NFSC FEBO #W38-001570           Investor B
Frank W. House Jtwros                           49.6874%       William R. Gee                    5.2654%
4210 Leeward Place                                             Anne Duer Gee
Bethesda, MD  20816                                            15 Spyglass
                                                               Timonium, MD  21093

Charles E. Chlan                               Investor A      Betty J. Hallmark TTEE          Investor B
Sole Proprietorship                             12.686%        Betty J. Hallmark Rev             5.1504%
7200 Bel Air Road                                              Intervivos
Baltimore, MD  21206                                           Trust DTD 7-1-86
                                                               614 Old Country Road
                                                               Severna Park, MD  21146-4702

Raymond A. Turetsky and                        Investor A      Walter F. Engelhaupt &          Investor A
Bess H. Turetsky Jtten                          12.4283%       Vivian K. Engelhaupt &           69.7163%
11220 Woodson Avenue                                           Stephen Engelhaupt JTTEN
Kensington, MD  20895-1427                                     3514 Hiss Avenue
                                                               Baltimore, MD  21234

Dona L. Lechliter and                          Investor A      Stephens Inc.                   Investor A
Stephen C. Lechliter Jtten                      6.6983%        Attn:  Jim Clark                  9.9653%
4002 Saul Road                                                 Nationsbank NC1-002-33-31
Kensington, MD  20895                                          101 South Tryon Street
                                                               Charlotte, NC  28255

Richard E. Ireland and                         Investor A      Stephens Inc.                   Investor A
Mary E. Ireland Jtten                           5.8161%        Attn:  Jim Clark                  8.328%
1423 Grouse Court                                              Nationsbank NC1-002-33-31
Frederick, MD  21702                                           101 South Tryon Street
                                                               Charlotte, NC  28255

Stephens Inc.                                  Investor C      Stephens Inc.                   Investor A
Attn:  Cindy Cole                               99.4909%       Attn:  Jim Clark                  7.3087%
111 Center Street                                              Nationsbank NC1-002-33-31
Little Rock, AR  72201                                         101 South Tryon Street
                                                               Charlotte, NC  28255

NationsBank of Texas NA                        Primary A
Attn:  Adrian Castillo                          98.4282%
1401 Elm Street 11th Floor
Dallas, TX  75202-2911
                                      149

                         NATIONS NC MUNICIPAL BOND FUND

NFSC FEBO #X68-102709                          Investor A      David C. Lavoie Cust            Investor A
Edward John Moshy &                             61.5601%       Douglas K. Lavoie Utma NC        22.3728%
Virginia Moshy                                                 5410 McApline Farm Road
221 Tennwood Court                                             Charlotte, NC  28226
Durham, NC  27712

Stephens Inc.                                  Investor C      David C. Lavoie Cust            Investor A
Attn:  Cindy Cole                               99.6411%       Douglas K. Lavoie Utma NC        22.3728%
111 Center Street                                              5410 McApline Farm Road
Little Rock, AR  72201                                         Charlotte, NC  28226

NationsBank of Texas NA                        Primary A       Charles M. Gulledge             Investor A
Attn:  Adrian Castillo                          95.6537%       4600 Belvoir Court                8.434%
1401 Elm Street 11th Floor                                     Charlotte, NC 28270
Dallas, TX  75202-2911

Dorothy P. Stroud                              Investor A      Karen Elizabeth Ritchie         Investor A
155 HWY 58 South                                36.4054%       16029 Hollingbourne Road          7.1749%
Kinston, NC  28504                                             Huntersville, NC  28078

                         NATIONS SC MUNICIPAL BOND FUND

Donna R. Cart                                  Investor A      Stephens Inc.                   Investor C
1140 Partridge Road                             48.5334%       Attn:  Cindy Cole                 6.7846%
Spartanburg, SC  29302-3328                                    111 Center Street
                                                               Little Rock, AR  72201

Cuppia Investments LP                          Investor A      NationsBank of Texas NA          Primary A
PO Drawer 22449                                 30.8709%       Attn:  Adrian Castillo             100%
Hilton Head Island, SC 29925-2386                              1401 Elm Street 11th Floor
                                                               Dallas, TX  75202-2911

Charles J. Engelbach and                       Investor A      C. Clarke Moore and             Investor A
Mary A. Engelbach Jtten                         5.1599%        Michael K. Neil TTEES            98.2111%
PO Box 1006                                                    C W F Spencer Jr Residual
N Myrtle Beach, SC  29598                                      Trust
                                                               U/A DTD 03/23/67
                                                               PO Box 230
                                                               Rock Hill, SC  29731

Olga Weinstein                                 Investor C
PO Box 31455                                    93.1902%
Charleston, SC  29417-1455

                         NATIONS FL MUNICIPAL BOND FUND

National Financial SVS Corp                    Investor A      Selma Lifsher Trustee           Investor A
For the Exclusive Benefit of Our                68.4849%       Selma Lifsher Trust Dated 3-2-    25.708%
Customers                                                      89
Church Street Station                                          19355 Turnberry Way Apt PHA
PO Box 3908                                                    Aventura, FL  33180
New York, NY  10008-3908
                                      150

Stephens Inc.                                  Investor C      Robert N. Parsell Jr. and       Investor A
Attn:  Cindy Cole                               99.6414%       Inez G. Parsell JTWROS           14.2505%
111 Center Street                                              207 East 25th Street
Little Rock, AR  72201                                         Sanford, FL  32779-0000

NationsBank of Texas NA                        Primary A       Ben M. Turk and Linda A. Turk   Investor A
Attn:  Adrian Castillo                          42.7262%       JTWROS                            6.3487%
1401 Elm Street 11th Floor                                     210 Crown Pointe Circle #100
Dallas, TX  75202-2911                                         Longwood, FL  32779-0000

Barnett Banks Trust Company NA                 Primary A       Jerry Jacobs and Candice        Investor A
FBO Gene J. Dodson                              5.1532%        Jacobs                            6.0144%
U/A 9/21/94                                                    JTWROS
Attn:  Income Collections                                      306 Brantley Harbor Drive
PO Box 40200                                                   Longwood, FL  32779-0000
Jacksonville, FL  32203-0200

Sarah A. Barlow TTEE                           Investor A
Sarah A. Barlow Trust                           31.2415%
U/A DTD 07/19/1990
8400 Vamo Road Apt 664
Sarasota, FL  34231

                         NATIONS GA MUNICIPAL BOND FUND

Hunter R. Hughes III                           Investor A      Stephens Inc.                   Investor C
C/O Rogers and Hardin                           64.843%        Attn:  Cindy Cole                99.6414%
2700 Cain International Tower                                  111 Center Street
Atlanta, GA  30327                                             Little Rock, AR  72201

Lucy M. Barrett                                Investor A      NationsBank of Texas NA          Primary A
4 Halfmoon Court                                7.7627%        Attn:  Adrian Castillo            99.969%
Savannah, GA  31411-2218                                       1401 Elm Street 11th Floor
                                                               Dallas, TX  75202-2911

William P. Handley and                         Investor A      Jan R. H. Moggre                Investor A
Susan K. Handley Jtten                          6.2827%        9850 Terrace Lake Pointe         51.3877%
6098 Lively Road                                               Roswell, GA  30076
Cumming, GA  30040

Robert A. Solheim &                            Investor A      James F. Sowinski               Investor A
Dianne O. Solheim Jtten                         6.2203%        C/O Serologicals Inc.            31.6918%
44271 Loch Highland Parkway                                    780 Park North Blvd #110
Roswell, GA  30025                                             Clarkson, GA  30021-0000

Jerry D. Clements and                          Investor A      Harold J. Tenoso                Investor A
Elsie A. Clements Jtwros                        5.4789%        C/O Serologicals Inc.            14.8113%
1000 Applewood Drive Apt 184                                   780 Park North Blvd #110
Roswell, GA  30076-0000                                        Clarkson, GA  30021-0000

                         NATIONS TN MUNICIPAL BOND FUND

Jerry L. Benefield &                           Investor A      Miriam R. Hildebrand            Investor B
Evelyn S. Benefield Jtwros                      73.0913%       884 Edmondson Pike               14.4325%
4036 Barfield Road                                             Brentwood, TN  37027
Murfreesboro, TN  37129-4506
                                      151

Allene Ellis & Joyce Rose Jtten                Investor A      Stephens Inc.                   Investor A
2544 Bearwallow Road                            10.6939%       Attn:  Jim Clark                 33.0733%
Ashland City, TN  37015-4506                                   Nationsbank NC1-002-33-31
                                                               101 South Tryon Street
                                                               Charlotte, NC  28255

Frank W. Condurelis and                        Investor C      Stephens Inc.                   Investor A
Jane Condurelis JTTEN                           93.4203%       Attn:  Jim Clark                 27.4693%
806 Brentview Drive                                            Nationsbank NC1-002-33-31
Bashville, TN  37220                                           101 South Tryon Street
                                                               Charlotte, NC  28255

Stephens Inc.                                  Investor C      Stephens Inc.                   Investor A
Attn:  Cindy Cole                               6.5556%        Attn:  Jim Clark                 24.0709%
111 Center Street                                              Nationsbank NC1-002-33-31
Little Rock, AR  72201                                         101 South Tryon Street
                                                               Charlotte, NC  28255

NationsBank of Texas NA                        Primary A       Stephens Inc.                   Investor A
Attn:  Adrian Castillo                          99.9446%       Attn:  Jim Clark                 15.3865%
1401 Elm Street 11th Floor                                     Nationsbank NC1-002-33-31
Dallas, TX  75202-2911                                         101 South Tryon Street
                                                               Charlotte, NC  28255

                         NATIONS TX MUNICIPAL BOND FUND

Edith M. Thalman Trust                         Investor A      Jay L. Willmann and             Investor C
U/A DTD 4/28/1998                               56.5539%       Catherine B. Willmann JTTEN      99.5566%
5720 E 106th Street                                            2918 Kassarine Pass
Tulsa, OK  74137-7038                                          Austin, TX  78704-4655

Motco                                          Investor A      NationsBank of Texas NA          Primary A
PO Box 176001-Trust                             23.9904%       Attn:  Adrian Castillo           99.9677%
San Antonio, TX  78204                                         1401 Elm Street 11th Floor
                                                               Dallas, TX  75202-2911

Liberto Investments LTD                        Investor A      Reggie D. Bradford &            Investor A
621 S Flores                                    6.2242%        Sharon A. Bradford               86.8451%
San Antonio, TX  78204                                         3306 Oak Hill Drive
                                                               Garland, TX  75043

                         NATIONS DISCIPLINED EQUITY FUND

MAC & Co A/C MSTF 1002012                      Investor A      BBTC NA                          Primary A
Mutual Fund Operations                          9.7183%        TR Barnett Employee SVGS &       13.3628%
PO Box 3198                                                    Thrift PL U/A/D 12/31/84
Pittsburgh, PA  15230-3198                                     Attn:  Income Collections
                                                               PO Box 40200
                                                               Jacksonville, FL  32203-0200

Dan Denkarik TTEE For the                      Investor C      Stephens Inc.                    Primary B
Lakeland Battery Profit Sharing                 14.3644%       Attn:  Cindy Cole                  100%
Plan DTD 7-1-24                                                111 Center Street
41840 S. Combee Road                                           Little Rock, AR  72201
Lakeland, FL  33801

Summerville Pediatrics PA                      Investor C      BNY Cust                        Investor A
Money Purchase Pension Plan                     12.8936%       Rollover IRA FBO                 15.7058%
312 Midland Parkway                                            William D. Patterson
Summerville, SC  29485-8114                                    1742 Hilltop
                                                               Kingwood, TX  77339
                                      152

James B. Ford and                              Investor C      BNY Cust Rollover IRA FBO       Investor A
Joanne W. Ford JTTEN                            7.4648%        James L. Payne                    6.1434%
25 Century Blvd Suite 605                                      Box 434
Nashville, TN  37214                                           Hemphill, TX  75948

Richard A. Royds TTEE                          Investor C      J. David Dalton TTEE            Investor A
Miller Family Trust                             5.3554%        Lowcountry                        5.9683%
2900 South Tower Pennzoil Place                                Orthopaedics Associates P/S/P
Houston, TX  77002                                             Dated 08-05-87
                                                               9300 Medical Plaza Drive
                                                               Charleston, SC  29405

NationsBank of Texas NA                        Primary A       Anne Valcourt GDN FBO Danyel    Investor A
Attn:  Adrian Castillo                          47.0631%       Chaniequa Solange Valcourt        5.3461%
1401 Elm Street 11th Floor                                     C/O H R Chaplin
Dallas, TX  75202-2911                                         9930 W. Broadview Drive
                                                               Bay Harbor Island, FL  33154

BBTC NA                                        Primary A
Retirmt PL & TR Of BBI &                        18.462%
Affiliates
U/A/D 9/19/79
Attn:  Income Collections
PO Box 40200
Jacksonville, FL  32203-0200

                            NATIONS EQUITY INDEX FUND

Barnett Bank Administrator                     Investor A      NationsBank of Texas NA          Primary A
Carnival Corp Retirement Plan                   35.5834%       Attn:  Adrian Castillo           70.0126%
Attn:  Lowell Zemnick                                          1401 Elm Street 11th Floor
3655 NW 87 Avenue                                              Dallas, TX  75202-2911
Miami, FL  33178-2418

W. S. Avant Jr.                                Investor A      NationsBank of Texas TTEE        Primary A
7711 Louis Pasteur #810                         7.7136%        NB 401K Plan                     22.8665%
San Antonio, TX  78229-0000                                    U/A DTD 01/01/1983
                                                               PO Box 2518
                                                               Houston, TX  77252-2518

Katherine Marie Ashby and                      Investor A      Carn & Co #02174401              Primary B
James Lincoln Ashby Jtwros                       6.004%        Hobbs Group LLC 401K Plan        99.9862%
4016 Murphy Road                                               Attn:  Mutual Funds Star
Nashville, TN  37209-4911                                      PO Box 96211
                                                               Washington, DC  20090-6211

National Investor Services Corp                Investor A      Stephen Inc For the Exclusive   Investor A
For the Exclusive Benefit of Our                5.8276%        Benefit of Our Customers           100%
Customers                                                      111 Center Street
55 Water Street 32nd Floor                                     Little Rock, AR  72201
New York, NY  10041-3299

                           NATIONS MANAGED INDEX FUND

Charles Schwab & Co. Inc.                      Investor A      Roy R. Martine &                Investor A
Special Custody Account                         13.699%        Kathleen H. Martine JWROS        29.0351%
For Benefit of Customers                                       4009 Tottenham Court
Attn:  Mutual Funds                                            Richmond, VA  23233-1771
101 Montgomery Street
San Francisco, CA  94104
                                      153

C.A. Porterfield &                             Investor C      Sarah A. Barlow TTEE            Investor A
Rosalee Moxley &                                16.3994%       Sarah A. Barlow Trust             9.7142%
Frank Minton TTEES FBO                                         U/A DTD 07/19/1990
Starmount Company Employees                                    8400 Vamo Road, Apt 664
Tax Deferred Savings Plan                                      Sarasota, FL  34231
PO Box 10349
Greensboro, NC  27404-0349

Rosemary H. Pettigrew and                      Investor C      Selma Lifsher Trustee           Investor A
June H. Tilghman Co-TTEES FBO                   13.0125%       Selma Lifsher Trust Dated 3-2-    7.9936%
G Lester Hash Trust U/A/D 9-14-78                              89
250 Orlando Avenue                                             19355 Turnberry Way Apt PHA
Indialantic, FL  32903-3421                                    Aventura, FL  33180

C.A. Porterfield &                             Investor C      Jan R. H. Moggre                Investor A
Rosalee Moxley &                                11.1219%       9850 Terrace Lake Pointe          7.9295%
Frank Minton TTEES FBO                                         Roswell, GA  30076
Starmount Company Employees
Capital Accumulation Plan
PO Box 10349
Greensboro, NC  27404-0349

NationsBank of Texas NA                        Primary A       C. Clarke Moore and             Investor A
Attn:  Adrian Castillo                          73.7455%       Michael K. Neil TTEES             6.6035%
1401 Elm Street 11th Floor                                     C W F Spencer Jr Residual
Dallas, TX  75202-2911                                         Trust
                                                               U/A DTD 03/23/67
                                                               PO Box 230
                                                               Rock Hill, SC  29731

Barnett Bank NA Succ TTEE                      Primary A       James F. Sowinski               Investor A
Barnett Pension-Laerge Cap Equity               21.1512%       C/O Serologicals Inc.             6.0242%
U/A DTD 9/19/79                                                780 Park North Blvd #110
Attn: Mut Fd Dept M/C 572-1270                                 Clarkson, GA  30021-0000
PO Box 40200
Jacksonville, FL  32203-0200

Pamela S. Keene and                            Primary B
William Steven Keene JTWROS                     99.4547%
2016 Englewood Drive
Apex, NC  275002

                         NATIONS MANAGED SMALL CAP INDEX

Charles Schwab & Co Inc.                       Investor A      Barnett Bank NA Succ TTEE        Primary A
Special Custody Account                         44.9497%       Barnett Pension-Laerge Cap       13.0881%
For Benefit of Customers                                       Equity
Attn:  Mutual Funds                                            U/A DTD 9/19/79
101 Montgomery Street                                          Attn: Mut Fd Dept M/C 572-
San Francisco, CA  94104                                       1270
                                                               PO Box 40200
                                                               Jacksonville, FL  32203-0200

Dade Community Foundation Inc.                 Investor C      Barnett Bank NA TTEE -           Primary A
200 South Biscayne Blvd Ste 2780                21.8886%       Barnett Employees Savings &       6.0699%
Miami, FL  33131-2343                                          Thrift Plan U/A DTD
                                                               12/31/1984 -
                                                               LFG BLD GR FD
                                                               Attn: Mut FD Dept M/C F19-100-
                                                               03-01
                                                               PO Box 40200
                                                               Jacksonville, FL  32203-0200
                                      154

C.A. Porterfield &                             Investor C      NationsBank of Texas NA          Primary B
Rosalee Moxley &                                11.587%        Attn: Adrian Castillo            99.9928%
Frank Minton TTEES FBO                                         1401 Elm Street 11th Floor
Starmount Company Employees                                    Dallas, TX  75202-2911
Capital Accumulation Plan
PO Box 10349
Greensboro, NC  27404-0349

C.A. Porterfield &                             Investor C      Roy R. Martine &                Investor A
Rosalee Moxley &                                11.1106%       Kathleen H. Martine JWROS         8.8718%
Frank Minton TTEES FBO                                         4009 Tottenham Court
Starmount Company Employees                                    Richmond, VA  23233-1771
Tax Deferred Savings Plan
PO Box 10349
Greensboro, NC  27404-0349

Dean Witter Reynolds Cust For                  Investor C      BNY Cust                        Investor A
Timothy H. Maguire                              5.7479%        Rollover IRA FBO                  8.3487%
IRA Rollover                                                   William D. Patterson
3825 Riverhollow Court                                         1742 Hilltop
Oviedo, FL  32765-9206                                         Kingwood, TX  77339

NationsBank of Texas NA                        Primary A       J. David Dalton TTEE            Investor A
Attn:  Adrian Castillo                          68.8926%       Lowcountry                        5.0388%
1401 Elm Street 11th Floor                                     Orthopaedics Associates P/S/P
Dallas, TX  75202-2911                                         Dated 08-05-87
                                                               9300 Medical Plaza Drive
                                                               Charleston, SC  29405

                          NATIONS EMERGING MARKETS FUND

Charles Schwab & Co Inc.                       Investor A      Munawar H. Hidayatallah         Investor C
Special Custody Account                         12.0748%       1000 Louisiana Ste 5900           13.709%
For Benefit of Customers                                       Houston, TX  77002-5014
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104

Robert Kadlec                                  Investor A      Summerville Pediatrics PA       Investor C
380 Rector Place Apt 4H                         5.3546%        Money Purchase Pension Plan       7.9296%
New York, NY  10280                                            312 Midland Parkway
                                                               Summerville, SC  29485-8114

BNY Cust IRA Rollover FBO                      Investor A      NationsBank of Texas NA          Primary A
Steven W. Duff                                  5.3356%        Attn:  Adrian Castillo           99.9108%
1965 Broadway                                                  1401 Elm Street 11th Floor
New York, NY  10023                                            Dallas, TX  75202-2911

Marcus J. Dash                                 Investor C      Obie & Co                        Primary B
4900 Northside Drive                            37.6123%       FBO Barron Orendaine P/S         99.9718%
Atlanta, GA  30327                                             #02096 2689500
                                                               Attn:  Mutual Fund Unit (16
                                                               HCB 09)
                                                               PO Box 200547
                                                               Houston, TX  77216-0547

Hi-Tech Communications Inc.                    Investor C
401(k) Plan                                     26.7968%
PO Box 1569
League City, TX  77574-1569

                                      155


                           NATIONS PACIFIC GROWTH FUND

Ron Underwood &                                Investor A      Dean Witter Reynolds Cust For   Investor C
David Brown Ttees                               12.7107%       Jean M. De Ru                     8.953%
Dallas Heart Group                                             IRA Standard DTD 06/14/93
401K Plan                                                      2664 Sharondale Drive
11520 N Central Expwy #105                                     Atlanta, GA  30305-3858
Dallas, TX  75243

Walter J. Nott                                 Investor A      William D. Ratliff III          Investor C
8320 Fulham Court                               9.8516%        201 Main Street Suite 2200        8.917%
Richmond, VA  23227                                            Ft. Worth, TX  76102-0000

Helen Goh &                                    Investor A      NationsBank of Texas NA          Primary A
Jeffery M. Kadet Jtwros                         5.6289%        Attn:  Adrian Castillo           97.8217%
Himonya Garden #9                                              1401 Elm Street 11th Floor
4-14-18 Himonya                                                Dallas, TX  75202-2911
Merguro-Ku Tokyo 152 Japan

Deeb Oweis and                                 Investor C      Obie & Co                        Primary B
Mohammad Oweis TTEES FBO                        49.6072%       FBO Barron Orendaine P/S         99.9732%
Amtec International Inc.                                       #02096 2689500
Profit Sharing Plan                                            Attn:  Mutual Fund Unit (16
1200 Woodruff Road A-2                                         HCB 09)
Greenville, SC  29607                                          PO Box 200547
                                                               Houston, TX  77216-0547

Stephens Inc for the Exclusive                 Investor C
Benefit of Our Customers                        14.7102%
111 Center Street
Little Rock, AR  72201

                      NATIONS GLOBAL GOVERNMENT INCOME FUND

NationsBank Corporation                        Investor A      Stephens Inc.                    Primary B
NC1-007-23-01                                   99.7095%       Attn:  Cindy Cole                  100%
100 North Tryon Street                                         111 Center Street
Charlotte, NC  28255                                           Little Rock, AR  72201

Dean Witter Reynolds Cust For                  Investor C      Dixie Restaurant Equipment Co   Investor B
Linda G. Walker                                 83.8062%       Inc.                              80.4721
IRA Rollover Dated 06/14/93                                    2734 Spring Garden Road
7 Sally Street                                                 Winston Salem, NC  27106-5714
Spartanburg, SC  29301-2403

Stephens Inc for the Exclusive                 Investor C      Dean Witter Reynolds Cust For   Investor B
Benefit of Our Customers                        15.9767%       Sandra D. Riggs                   7.8018%
111 Center Street                                              IRA Standard Dated 08/08/94
Little Rock, AR  72201                                         1608 Summerwood Trail
                                                               Hixson, TN  37343

NationsBank of Texas NA                        Primary A       Stephens Inc. for the           Investor B
Attn:  Adrian Castillo                          99.3291%       Exclusive                         6.8472%
1401 Elm Street 11th Floor                                     Benefit of our Customers
Dallas, TX  75202-2911                                         111 Center Street
                                                               Little Rock, AR  72201
                                      156

                        NATIONS INTERNATIONAL GROWTH FUND

Kleinwort Benson Invest MGT LTD                Investor A      Stephens Inc.                    Primary B
Client Account                                  7.1719%        Attn:  Cindy Cole                  100%
Attn:  Andy Poile                                              111 Center Street
PO Box 191 20 Fenchurch                                        Little Rock, AR  72201
London England EC3P 3DB

BNY Cust IRA FBO                               Investor C      William E. Prettyman Jr.        Investor B
Richard E. Snowbarger                           15.2863%       5393 Royal Mile Blvd             47.5473%
Box 3884                                                       Salisbury, MD  21801
Telluride, CO  81435

Philworld Inc.                                 Investor C      Rafael G. Herrera and           Investor B
DBA Waldo Pizza                                 6.1125%        Patricia A. Herrera and           7.3056%
Attn:  Phil Bourne                                             Enrique M. Acevedo JTTEN
7433 Broadway Street                                           7880 San Felipe #130
Kansas City, MO  64114-1529                                    Houston, TX  77063-1626

NationsBank of Texas NA                        Primary A       Dean Witter Reynolds Cust for   Investor B
Attn:  Adrian Castillo                          88.6645%       Susan Iley                        5.8012%
1401 Elm Street 11th Floor                                     IRA STD/Rollover DTD 08/16/94
Dallas, TX  75202-2911                                         4656 East Grey Fox Circle
                                                               Gum Spring, VA  23065

Northern Trust Co TTEE                         Primary A
FBO Burlington Resources                        6.3607%
A/C #22-46370
PO Box 92956
Chicago, IL  60675-2956

                        NATIONS U.S. GOVERNMENT BOND FUND

ISTCO                                          Investor A      Humphrey Farrington & McClain   Investor C
A Partnership                                   24.4174%       Money Purchase Pension Pla-      18.7394%
PO Box 523                                                     Seg
Belleville, IL  62222                                          FBO Norman Humphrey
                                                               PO Box 900
                                                               Independence, MO  64501-0900

Gable & Gotwals Inc Pension Plan               Investor A      Carla J. Worley                 Investor C
Segregated FBO Adwan                             6.169%        CNSV William Cody Worley         14.8844%
Bank of Oklahoma NA TTEE                                       HC 62 Box 116
Attn:  Trust Securities                                        Salem, MO  65560-8705
PO Box 2180
Tulsa, OK  74101-2180

NationsBank of Texas NA                        Primary A       Ruth Lee Parr                   Investor C
Attn:  Adrian Castillo                          99.8413        PO Box 102                       14.7541%
1401 Elm Street 11th Floor                                     Warsaw, IL  62379-0102
Dallas, TX  75202-2911

Stephens Inc.                                  Primary B       Dean Witter Reynolds Cust For   Investor C
Attn:  Cindy Cole                                 100%         Mildred Deluca                    9.0264%
111 Center Street                                              PO Box 250 Church Street
Little Rock, AR  72201                                         Station
                                                               New York, NY  10008-0250

Mary Louise Anderson                           Investor B      BNY Cust IRA FBO                Investor C
1412 Baldwin Mill Road                          21.9222%       Richard E. Snowbarger             5.1261%
Jarrettsville, MD  21084-1904                                  Box 3884
                                                               Telluride, CO  81435
                                      157

Anna M. Zumas                                  Investor B
8706 Roper Road                                  9.814%
Baltimore, MD  21234

                        NATIONS SMALL COMPANY GROWTH FUND

Wendel & Co                                    Investor A      NationsBank of Texas NA          Primary A
C/O BNY MTL FD REORG DPT                        12.533%        Attn:  Adrian Castillo           70.7435%
PO Box 1066                                                    1401 Elm Street 11th Floor
New York, NY  10268-1066                                       Dallas, TX  75202-2911

Majorie McCarthy Robins TTEE of                Investor C      BBTC NA                          Primary A
the Majorie McCarthy Robins Rev                 8.6217%        Retirmt PL & TR Of BBI &         12.4858%
Liv Trust U/A DTD 5-30-1903                                    Affiliates
45 Loren Woods                                                 U/A/D 9/19/79
Saint Louis, MO  63124-1903                                    Attn:  Income Collections
                                                               PO Box 40200
                                                               Jacksonville, FL  32203-0200

Dale H. Wiewel                                 Investor C      Stephens Inc.                    Primary B
RR 1                                            7.4453%        Attn:  Cindy Cole                  100%
Rowler, IL  62338-9801                                         111 Center Street
                                                               Little Rock, AR  72201

Dean Witter For the Benefit of                 Investor C
Members of Springdale Policemens                7.0765%
Pension and Relief Fund
Church St Station - PO Box 250
New York, NY  10277-1763

                        NATIONS MANAGED VALUE INDEX FUND

Charles Schwab & Co. Inc.                      Investor A      Charles Schwab & Co. Inc.        Primary A
Special Custody Account                         55.4389%       Special Custody Account           44.031%
For Benefit of Customers                                       For Benefit of Customers
Attn:  Mutual Funds                                            Attn:  Mutual Funds
101 Montgomery Street                                          101 Montgomery Street
San Francisco, CA  94104                                       San Francisco, CA  94104

NFSC FEBO #179-499730                          Investor A      NationsBank of Texas NA          Primary A
John A. Fink                                     5.894%        Attn:  Adrian Castillo           14.4542%
831 Phaeton Way                                                1401 Elm Street 11th Floor
Auburn, IN  46706                                              Dallas, TX  75202-2911

Benjamin Bryson Turner                         Investor C      Strafe & Co.                     Primary A
20920 Decora Drive                              72.5031%       FAO Melling Forging Co. UAW       7.8056%
Cornelius, NC  28031-6656                                      Acct #2835621514
                                                               PO Box 160
                                                               Westerville, OH  43086-0160
                                      158

Dean Witter Reynolds Inc. C/F                  Investor C
Linda Crawford                                  27.3218%
Rothe Converted IRA Dated:
06/19/98
2644 Horseshoe Bend Road
Marietta, GA  30064-4416

                    NATIONS MANAGED SMALLCAP VALUE INDEX FUND

Charles Schwab & Co. Inc.                      Investor A      NationsBank of Texas NA          Primary A
Special Custody Account                         87.5362%       Attn:  Adrian Castillo           22.5416%
For Benefit of Customers                                       1401 Elm Street 11th Floor
Attn:  Mutual Funds                                            Dallas, TX  75202-2911
101 Montgomery Street
San Francisco, CA  94104

Christian G. Scheurer and                      Investor C      Michael Larkin TR                Primary A
Janice F. Scheurer JTWROS                       68.1554%       UA 01-06-98                      12.7243%
621 E 32nd Terrace                                             Courtland P. Larkin &
Hutchinson, KS  67502-2907                                     Patricia R. Larkin
                                                               Irrev Family Trust
                                                               8665 Bay Colony Drive Apt 702
                                                               Naples, FL  341

Janet Beer Garrett TTEE                        Investor C      Stephens, Inc.                   Primary B
Martin M. Beer Irrevocable                      28.9492%       Attn:  Cindy Cole                  100%
Educational Trust D                                            111 Center Street
U/A DTD 12/01/97                                               Little Rock, AR  72201
40 Deerhaven Lane
Asheville, NC  28803

Charles Schwab & Co. Inc.                      Primary A
Special Custody Account                         53.4757%
For Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104

                      NATIONS MARSICO FOCUSED EQUITIES FUND

Charles Schwab & Co. Inc.                      Investor A      Charles Schwab & Co. Inc.        Primary A
Special Custody Account                         46.5521%       Special Custody Account           53.992%
For Benefit of Customers                                       For Benefit of Customers
Attn:  Mutual Funds                                            Attn:  Mutual Funds
101 Montgomery Street                                          101 Montgomery Street
San Francisco, CA  94104                                       San Francisco, CA  94104

Geneviene M. Galliford                         Investor C      NationsBank of Texas NA          Primary A
2325 Shore Sands Court #301                     33.7419%       Attn:  Adrian Castillo           22.4672%
Virginia Beach, VA  23451-0000                                 1401 Elm Street 11th Floor
                                                               Dallas, TX  75202-2911

Dean Witter For the Benefit of the             Investor C      Stephens Inc                     Primary A
Friedman Liv Trust                              13.9732%       Attn:  Cindy Cole                 9.4655%
PO Box 250 Church Street Station                               111 Center Street
New York, NY  10008-0250                                       Little Rock, AR  72201
                                      159

Harvey A. Cook and                             Investor C      FTC & Co.                        Primary A
Kathi W. Cook JTTEN                             11.1109%       Data Lynx House Acct 04/13/98     8.3874%
801 Ond Drive                                                  PO Box 173736
West Columbia, SC  29170-2521                                  Denver, CO  80217-3736

Gregg Freishtat                                Investor C
2078 Runfroe Lake Drive                         9.2337%
Dunwoody, GA  30338

                      NATIONS MARSICO GROWTH & INCOME FUND

Charles Schwab & Co. Inc.                      Investor A      Dean Witter For the Benefit     Investor C
Special Custody Account                         54.3349%       of Berhard Von Ruecker            5.0006%
For Benefit of Customers                                       PO Box 250 Church Street
Attn:  Mutual Funds                                            Station
101 Montgomery Street                                          New York, NY  10008-0250
San Francisco, CA  94104

Edd Price Jr. and                              Investor A      Charles Schwab & Co. Inc.        Primary A
Lynn Price JTTEN                                6.4849%        Special Custody Account          65.6716%
5600 Oakbrook Pkwy, Suite 120                                  For Benefit of Customers
Norcross, GA  30093                                            Attn:  Mutual Funds
                                                               101 Montgomery Street
                                                               San Francisco, CA  94104

Dean Witter For the Benefit of                 Investor C      Stephens Inc.                    Primary A
Ramson Inc.                                     61.2996%       Attn:  Cindy Cole                19.5815%
PO Box 250 Church Street Station                               111 Center Street
New York, NY  10008-0250                                       Little Rock, AR  72201


Wallace J. Davis and                           Investor C
Connie S. Davis JTTEN                           9.0757%
1418 E Sevier Avenue
Kingsport, TN  37664

                             NATIONS TAX EXEMPT FUND

Ronald Dozoretz                                Investor B      Joann Beall Reisinger TTEE      Investor C
240 Corporation Blvd                            6.9787%        Joann Beall Resinger Trust       16.0404%
Norfolk, VA  23502-0000                                        DTD 08/15/93
                                                               1730 Peartree Lane
                                                               Crofton, MD  21114

Hare & Co, Bank of New York                    Investor B      Rollie Ted Phillips             Investor C
Attn:  Stif/Master Note                         5.9024%        921 Cochran Court                  100%
One Wall Street 2nd Floor                                      Hillsville, VA  24343-1448
New York, NY 27602
                                      160

Michele D. Snyder                              Investor B      J. M. Tucker and                Investor A
10001 Abbey Drive                               5.6365%        Juanita Tucker Ten               98.4455%
Potomac, MD  20854-5431                                        Com
                                                               109 Westpark Drive, Suite 400
                                                               Brentwood, TN  37027-5032

Alvin C. Copeland                              Investor B      Roy R. Martine &                Investor A
1405 Airline HWY                                5.4257%        Kathleen H. Martine JTWROS       26.4987%
Metairie, LA  70001                                            4009 Tottenham Court
                                                               Richmond, VA  23233-1771

NationsBank of Texas NA                        Primary A       Sarah A. Barlow TTEE            Investor A
Attn:  Adrian Castillo                          90.6369%       Sarah A. Barlow Trust             8.8657%
1401 Elm Street 11th Floor                                     U/A DTD 07/19/1990
Dallas, TX  75202-2911                                         8400 Vamo Road Apt 664
                                                               Sarasota, FL  34231

Barnett Bank                                   Primary A       James F. Sowinski               Investor A
Attn:  Bill Lendzian                            5.9224%        C/O Serologicals                  7.4385%
PO Box 40200 FL9-100-03-09                                     780 Park North Blvd #110
Jacksonville, FL  32203-0200                                   Clarkston, GA  30021

NationsBank of Texas NA                        Primary B       Selma Lifsher Trustee           Investor A
Attn:  Adrian Castillo                          99.5194%       Selma Lifsher Trust Dated 3-2-    7.2954%
1401 Elm Street 11th Floor                                     89
Dallas, TX  75202-2911                                         19355 Turnberry Way Apt PHA
                                                               Aventura, FL  33180

National Financial For the Exclusive          Daily Shares     Jan R. H. Moggre                Investor A
Benefit of Our Customers                        99.002%        9850 Terrace Lake Pointe          7.2369%
200 Liberty Street                                             Roswell, GA  30076
1 World Financial Center
Attn:  Mutual Funds 5th Floor
New York, NY  10281

J. Douglas Perry and                           Investor C      William L. Shaw                 Investor A
Patricia W. Perry JTTEN                         13.8118%       12912 Shaw Place                  6.4818%
4600 Ocean Front Avenue                                        Silver Spring, MD  20904-3465
Virginia Beach, VA  23451-2521

Calvin H. Price and                            Investor C      C. Clark Moore and              Investor A
Doroethy W. Price JTWROS                        83.8315%       Michael K. Neil TTEES             6.0266%
2900 Old Well Lane                                             C W F Spenser Jr. Residual
Gastonia, NC  28054-6626                                       Trust
                                                               U/A DTD 03-23-67
                                                               PO Box 230
                                                               Rock Hill, SC  29731
                                      161

                      NATIONS VA INTER. MUNICIPAL BOND FUND

Frances C. Jarrett                             Investor C      NationsBank of Texas NA          Primary A
4704 Ocean Front                                13.2144%       Attn:  Adrian Castillo             100%
Virginia Beach, VA  23451                                      1401 Elm Street 11th Floor
                                                               Dallas, TX  75202-2911

Ethel M. Crowe                                 Investor C      Roy R. Martine &                Investor A
120 Falcon Drive                                8.2842%        Kathleen H. Martine JTWROS       94.3104%
Charlottesville, VA  22901                                     4009 Tottenham Court
                                                               Richmond, VA  23233-1771

                        NATIONS INTERNATIONAL VALUE FUND

BNY Cust IRA Rollover FBO                      Investor C      NFSC FEBO #W23-000582           Investor B
Arved E. White                                  99.9393%       Elizabeth A. Ezenna              14.8437%
14810 Forest Lodge Circle                                      915 Peachwood Bend
Houston, TX  77070                                             Houston, TX  77077

BBTC NA                                        Primary A       Nicholas E. Lansing &           Investor B
Retirmt PL & TR Of BBI &                        42.7604        Carla S. Lansing JTTEN            7.5732%
Affiliates                                                     RR 1 Box 212
U/A/D 9/19/79                                                  Ursa, IL  62376-9801
Attn:  Income Collections
PO Box 40200
Jacksonville, FL  32203-0200

NationsBank of Texas NA                        Primary A       Mary Anna Montalbano            Investor B
Attn:  Adrian Castillo                          9.7719%        Separate Property                 7.3955%
1401 Elm Street 11th Floor                                     6043 Crab Orchard
Dallas, TX  75202-2911                                         Houston, TX  77057

Stephens Inc.                                  Primary B
Attn:  Cindy Cole                                 100%
111 Center Street
Little Rock, AR  72201

                           NATIONS EQUITY INCOME FUND

NationsBank Of Texas NA                        Primary A       BNY Cust Rollover IRA FBO       Investor A
Attn: Adrian Castillo                           96.9943%       Bernice Schneider                85.3803%
1401 Elm St 11th Floor                                         1623 NE 172 Street
Dallas, TX 75202-2911                                          North Miami Beach, FL 33162-
                                                               1430

Stephens Inc                                   Primary B       Wilma F. Hamilton &             Investor A
Attn: Cindy Cole                                  100%         James H. Hamilton &               13.3701
111 Center St                                                  James H. Hamilton JTTEN
Little Rock, AR 72201                                          PO Box 281
                                                               Pine Level, NC 27568

                           NATIONS MANAGED VALUE FUND

Stephens Inc.                                  Primary B
Attn:  Cindy Cole                                 100%
111 Center Street
Little Rock, AR  72201
                                      162

                      NATIONS GOVERNMENT MONEY MARKET FUND

Patricia Trout And Larry A. Trout              Investor C      Michael Johnson Custodian For   Investor C
JTTEN                                           61.0873%       April Johnson FL/UTMA            38.9127%
9510 Redbird Lane                                              445 NE 94th Street
Alpharetta, GA 302040                                          Miami, FL  331380

                    NATIONS SHORT-TERM MUNICIPAL INCOME FUND

Joseph Carter and                              Investor B      Paragon Assets II               Investor B
Diane Carter JTWROS                             20.3155%       4520 King Street #205             5.3898%
3000 W 117th Street                                            Alexandria, VA  22302-1302
Leawood, KS  66211-2923

NFSC FEBO #W15-000515                          Investor B      Walter V. Abbey Revocable       Investor A
William L. Spadoni                              8.5262%        Trust                              100%
Julia S. Spadoni                                               Walter V. Abbey Trustee DTD 8-
PO Box 1019                                                    22-90
Myrtle Beach, SC  29578                                        430 Royal Palm Way
                                                               Boca Raton, FL 33432

Irene K. Ritz                                  Investor B      Joe P. Simon & Michaelette      Investor A
8211 Anita Road                                 8.4903%        Sanders                          53.0122%
Baltimore, MD  21208-1939                                      JTTEN
                                                               38861 Kilimanjaro Dr
                                                               Palm Desert,CA 92211-7076

Edward W. Karrels                              Investor B      Jerry W. Phillips               Investor A
6 Abbeywood Court                               8.2625%        2901 Wilkinsville Rd             46.9878%
Nashville, TN  37215                                           Gaffney, SC 29340


     As of July, 1998, NationsBank Corporation and its affiliates owned of record more than 25% of the outstanding shares of the Companies acting as agent, fiduciary, or custodian for its customers and may be deemed a controlling person of the Companies under the 1940 Act.

                      SUITABILITY OF NATIONS TREASURY FUND
                      FOR INVESTMENT BY MUNICIPAL INVESTORS

     The Public Funds Investments Act (the "Act"), enacted by the Texas legislature in 1987, as amended on June 14, 1989, and effective on August 28, 1989, permits Texas municipalities and certain other similar entities that hold public funds to invest in certain types of financial instruments. These entities include an incorporated city or town, a county, a public school district, a district or authority created under Article III, Section 52(b) (i) or (2), or Article XVI, Section 59 of the Texas Constitution, an institution of higher education as defined by Section 61.003 of the Texas Education Code, a hospital district, a fresh water supply district, or any nonprofit corporation or public funds investment pool created under Chapter 791, Texas Government Code, acting on behalf of any of such entities (the "Entities"). The Act permits Entities to invest in U.S. Treasury securities, certain repurchase agreements related thereto, and in certain mutual funds that invest in such securities. Special counsel to the Trust with respect to the Treasury Fund has rendered an opinion to the effect that, assuming that an Entity complies with applicable law, and that limitations in the Act with respect to the amount of funds in the control of the Entity that can be invested in the Trust are met, the Entity may invest in the Treasury Fund of the Trust when duly authorized by its governing body.
                                      163

                                   SCHEDULE A

                             DESCRIPTION OF RATINGS

      The following summarizes the highest six ratings used by Standard & Poor's Corporation ("S&P") for corporate and municipal bonds. The first four ratings denote investment-grade securities.

         AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

         AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

         BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

      To provide more detailed indications of credit quality, the AA, A and BBB, BB and B ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

      The following summarizes the highest six ratings used by Moody's Investors Service, Inc. ("Moody's") for corporate and municipal bonds. The first four denote investment grade securities.

         Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bond that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

      The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment grade.

         AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

         BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

      To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories.

      The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment grade:

         AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

         A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

      The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

      MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

      The following summarizes the two highest ratings used by S&P for short-term municipal notes:

      SP-1 - Indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

      SP-2 - Indicates satisfactory capacity to pay principal and interest.

      The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2, and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1 indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

      The following summarizes the two highest rating categories used by Fitch for short-term obligations each of which denotes that the securities are investment grade:

      F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

      F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

      Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

      The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      For commercial paper, D&P uses the short-term debt ratings described above.

      For commercial paper, Fitch uses the short-term debt ratings described above.

      Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

      BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

         AAA - The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

         AA - The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

         A - The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         BBB - The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         Long-term debt ratings may include a plus (+) or minus (-) sign to indicate where within a category the issue is placed.

      The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

         TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

      The following summarizes the four highest long-term debt ratings used by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA"):

         AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

         A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

      A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

    The following summarizes the two highest short-term debt ratings used by
IBCA:

         A1+ When issues possess a particularly strong credit feature, a rating of A1+ is assigned.

         A1 - Obligations supported by the highest capacity for timely repayment.

         A2 - Obligations supported by a good capacity for timely repayment.

                                   SCHEDULE B

                        ADDITIONAL INFORMATION CONCERNING
                                OPTIONS & FUTURES


      As stated in the Prospectus, each Non-Money Market Fund, may enter into futures contracts and options for hedging purposes. Such transactions are described in this Schedule. During the current fiscal year, each of these Funds intends to limit its transactions in futures contracts and options so that not more than 5% of the Fund's net assets are at risk. Furthermore, in no event would any Fund purchase or sell futures contracts, or related options thereon, for hedging purposes if, immediately thereafter, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, exceeds 5% of the Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. (An option to buy a futures contract is "in-the-money" if the value of the contract that is subject to the option exceeds the exercise price; an option to sell a futures contract is "in-the-money" if the exercise Price exceeds the value of the contract that is subject of the option.)

I.    Interest Rate Futures Contracts.

      Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures market have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

      A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

      Description of Interest Rates Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

      Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

      Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. A Fund would deal only in standardized contracts on recognized changes. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

      A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

      Examples of Futures Contract Sale. A Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury Bonds"). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio securities does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

      In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

      The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

      If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

      Examples of Future Contract Purchase. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

      For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9-1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of
98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract Purchase.

      The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

      If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

      In each transaction, expenses also would be incurred.

II.   Index Futures Contracts.

      A stock or bond index assigns relative values to the stocks or bonds included in the index, and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contract, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100, the Bond Buyer Municipal Bond Index, an index composed of 40 term revenue and general obligation bonds, or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

      A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

      In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund also may sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

      The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

         Portfolio                              Futures

                                          -Day Hedge is Placed

Anticipate Buying $62,500                       Buying 1 Index Futures at 125
   Equity Portfolio                             Value of Futures = $62,500/
                                                Contract

                                          -Day Hedge is Lifted-

Buy Equity Portfolio with                       Sell 1 Index Futures at 130
   Actual Cost = $65,000                        Value of Futures = $65,000/
   Increase in Purchase                               Contract
Price = $2,500                                  Gain on Futures = $2,500


                HEDGING A STOCK PORTFOLIO: Sell the Future Hedge
          Objective: Protect Against Declining (Value of the Portfolio)

Factors

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index - 1 0

         Portfolio                              Futures

                                          -Day Hedge is Placed

Anticipate Selling $1,000,000                   Sell 16 Index Futures at 125
   Equity Portfolio                             Value of Futures = $1,000,000

                                          -Day Hedge is Lifted-

Equity Portfolio-Own                            Buy 16 Index Futures at 120
   Stock with Value = $960,000                  Value of Futures = $960,000
   Loss in Portfolio                            Gain on Futures = $40,000
     Value = $40 000

    IF, HOWEVER, THE MARKET MOVED IN THE OPPOSITE DIRECTION, THAT IS, MARKET VALUE DECREASED AND THE FUND HAD ENTERED INTO AN ANTICIPATORY PURCHASE HEDGE, OR MARKET VALUE INCREASED AND THE FUND HAD HEDGED ITS STOCK PORTFOLIO, THE RESULTS OF THE FUND'S TRANSACTIONS IN STOCK INDEX FUTURES WOULD BE AS SET FORTH BELOW.

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

         Portfolio                           Futures

                                       -Day Hedge is Placed

Anticipate Buying $62,500                    Buying 1 Index Futures at 125
   Equity Portfolio                          Value of Futures = $62,500/
                                             Contract

                                       -Day Hedge is Lifted-

Buy Equity Portfolio with                    Sell 1 Index Futures at 120
   Actual Cost = $60,000                     Value of Futures = $60,000/Contract
   Decrease in Purchase                      Loss on Futures = $2,500
      Price = $2,500                            Contract


                   HEDGING A STOCK PORTFOLIO: Sell the Future
                   Hedge Objective: Protect Against Declining
                             Value of the Portfolio

Factors

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index - 1 0

         Portfolio                              Futures

                                          -Day Hedge is Placed

Anticipate Selling $1,000,000                   Sell 16 Index Futures at 125
   Equity Portfolio                             Value of Futures = $1,000,000

                                          -Day Hedge is Lifted-

Equity Portfolio-Own                            Buy 16 Index Futures at 130
   Stock with Value = $1,040,000                Value of Futures = $1,040,000
   Gain in Portfolio = $40,000                  Loss of Futures = $40,000
     Value = $40 000

III.  Margin Payments

      Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's Custodian an amount of cash or cash equivalents, the value, of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable, the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.   Risks of Transactions in Futures Contracts

      There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at Al. If the price of the securities being hedged has moved in a favorable direction, this advance will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

      To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It also is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance, and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

      Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of Price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser still may not result in a successful hedging transaction over a short time frame.

      Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

      Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

      Successful use of futures by a Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

V.    Options on Futures Contracts.

      The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

      Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Although permitted by their fundamental investment policies, the Funds do not currently intend to write future options, and will not do so in the future absent any necessary regulatory approvals.

    ACCOUNTING TREATMENT.

      Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

                                   SCHEDULE C

                        ADDITIONAL INFORMATION CONCERNING
                           MORTGAGE-BACKED SECURITIES


MORTGAGE-BACKED SECURITIES

      Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to an investor. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers or poolers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

      Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

      Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's"), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

      The Federal National Mortgage Association (FNMA) is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved sellers/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

      The principal Government guarantor of mortgage-backed securities is the Government National Mortgage Association (GNMA). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers, and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

      The Fund expects that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, certain Funds will, consistent with their investment objective and policies, consider making investments in such new types of securities.

UNDERLYING MORTGAGES

      Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, a Fund may purchase pools of variable-rate mortgages
(VRM), growing equity mortgages (GEM), graduated payment mortgages (GPM) and other types where the principal and interest payment procedures vary. VRM's are mortgages which reset the mortgage's interest rate periodically with changes in open market interest rates. To the extent that the Fund is actually invested in VRM's, the Fund's interest income will vary with changes in the applicable interest rate on pools of VRM's. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Fund's net asset value since the prices at which these securities are valued will reflect the payment procedures.

      All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance companies.

AVERAGE LIFE

      The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions.

      As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rated 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.

RETURNS ON MORTGAGE-BACKED SECURITIES

      Yields on mortgage-backed pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield.

      Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Fund. The compounding effect from reinvestments of monthly payments received by the Fund will increase its yield to shareholders, compared to bonds that pay interest semi-annually.

                               NATIONS FUND, INC.
                           FILE NOS. 33-4038; 811-4614

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) Financial Statements:

    Included in Part A:

         Per Share Income and Capital Changes

    Included in Part B:

         Audited financial statements for Nations Prime Fund, Nations Treasury Fund, Nations International Equity Fund, Nations Equity Income Fund, Nations International Growth Fund, Nations Small Company Growth Fund, Nations U.S. Government Bond Fund and Nations Government Securities
         Fund:

         Schedule of Investments for March 31, 1998

         Statements of Assets and Liabilities for March 31, 1998

         Statements of Operations for the fiscal year ended March 31, 1998

         Statements of Changes in Net Assets for the fiscal year ended March 31, 1998 and the fiscal period ended March 31, 1997

         Schedule of Capital Stock Activity for the fiscal year ended March 31,
           1998

         Notes to Financial Statements Report of Independent Accountants, dated
           May 28, 1998

         Audited financial statements for Emerald International Equity Fund:

         Schedule of Portfolio Investments for May 15, 1998

         Statement of Assets and Liabilities for May 15, 1998

         Statement of Operations for the period ended May 15, 1998

         Statements of Changes in Net Assets Notes to Financial Statements

         Independent Auditors' Report, dated July 1, 1998

    Included in Part C:

            Consents of Independent Accountants filed herewith.

(b) Exhibits

    Exhibit
    Number

   (1)(a) Articles of Incorporation dated December 9, 1983 and filed December 13, 1983, are incorporated by reference to Post-Effective Amendment No. 29 filed on March 19, 1996.

   (1)(b) Articles of Amendment dated March 10, 1986 and filed March 11, 1986 are incorporated by reference to Post-Effective Amendment No. 29 filed on March 19, 1996.

   (1)(c) Articles of Amendment dated July 31, 1986 are incorporated by reference to Post-Effective Amendment No. 29 filed on March 19, 1996.

   (1)(d) Articles Supplementary dated July 31, 1986 are incorporated by reference to Post-Effective Amendment No. 29 filed on March 19, 1996.

   (1)(e) Articles of Amendment dated October 4, 1989 are incorporated by reference to Post-Effective Amendment No. 29 filed on March 19, 1996.

   (1)(f) Articles Supplementary dated November 30, 1989 are incorporated by reference to Post-Effective Amendment No. 29 filed on March 19, 1996.

   (1)(g) Articles Supplementary dated March 26, 1991 are incorporated by reference to Post-Effective Amendment No. 29 filed on March 19, 1996.

   (1)(h) Articles Supplementary dated April 15, 1992 and filed April 24, 1992, are incorporated by reference to Post-Effective Amendment No. 29 filed on March 19, 1996.

   (1)(i) Articles Supplementary filed September 22, 1992 are incorporated by reference to Post-Effective Amendment No. 29 filed on March 19, 1996.

   (1)(j) Articles Supplementary dated February 18, 1993 are incorporated by reference to Post-Effective Amendment No. 29 filed on March 19, 1996.

   (1)(k) Articles Supplementary dated July 9, 1993 and filed July 12, 1993 are incorporated by reference to Post-Effective Amendment No. 29 filed on March 19, 1996.

   (1)(l) Articles Supplementary dated March 21, 1994 are incorporated by reference to Post-Effective Amendment No. 29 filed on March 19, 1996.

   (1)(m) Articles Supplementary filed December 21, 1994 are incorporated by reference to Post-Effective Amendment No. 29 filed on March 19, 1996.

   (1)(n) Articles Supplementary dated March 18, 1996 are incorporated by reference to Post-Effective Amendment No. 29 filed on March 19, 1996.

   (1)(o) Articles Supplementary dated March 1, 1998 are incorporated by reference to Post-Effective Amendment No. 36, filed June 1, 1998.

   (2)(a) Amended and Restated By-Laws are incorporated by reference to Post-Effective Amendment No. 36, filed June 1, 1998.

   (3)      None.

   (4)(a)   Specimen copy of share certificates, shall be filed by amendment.

   (5)(a) Investment Advisory Agreement between NationsBanc Advisors, Inc ("NBAI") and Registrant is incorporated by reference to Post-Effective Amendment No. 28, filed January 29, 1996.

   (5)(b) Sub-Investment Advisory Agreement between TradeStreet Investment Associates, Inc. ("TradeStreet") and Registrant is incorporated by reference to Post-Effective Amendment No. 28, filed January 29, 1996.

   (5)(c) Sub-Advisory Agreement between Gartmore Global Partners ("Gartmore") and Registrant is incorporated by reference to Post-Effective Amendment No. 31, filed July 25, 1996.

   (5)(d) Sub-Advisory Agreement between Boatmen's Capital Management, Inc. ("Boatmen's") and Registrant are incorporated by reference to Post-Effective Amendment No. 36, filed June 1, 1998.

   (5)(e) Sub-Advisory Agreement between Brandes Investment Partners, L.P. and Registrant are incorporated by reference to Post-Effective Amendment No. 36, filed June 1, 1998.

   (6)(a) Distribution Agreement between Registrant and Stephens Inc. dated March 31, 1993, is incorporated by reference to Post-Effective Amendment No. 18, filed March 26, 1993.

   (7)      None.

   (8)(a) Mutual Fund Custody and Sub-Custody Agreement between Registrant, NationsBank of Texas, N.A. and The Bank of New York dated, October 18, 1996 filed herewith.

   (8)(b) Global Custody Agreement between the Registrant, on behalf of Nations International Equity Fund, and Morgan Guaranty Trust Company of New York is incorporated by reference to post-Effective Amendment No. 2, filed September 28, 1995.

   (9)(a) Transfer Agency Agreement between Registrant and NCNB Texas National Bank, dated October 1, 1991, relating to Institutional Classes (currently known as Primary Shares), is incorporated by reference to Post-Effective Amendment No. 14, filed July 30, 1992.

   (9)(b) Transfer Agency and Registrar Agreement, dated June 1, 1992, between Registrant and The Shareholder Servicing Group, Inc., relating to Investor Shares, is incorporated by reference to Post-Effective Amendment No. 14, filed July 30, 1992.

   (9)(c) Amendment No. 1 dated February 3, 1993, to the Transfer Agency and Registrar Agreement between Registrant and The Shareholder Services Group, Inc. dated April 25, 1992, relating to the Money Market Funds' Investor B Shares and the Non-Money Market Funds' Investor C Shares of the Company, is incorporated by reference to Post-Effective Amendment No. 20, filed March 26, 1993.

   (9)(d) Amendment No. 2 to the Transfer Agency and Registrar Agreement between Registrant and The Shareholder Services Group, Inc. dated April 25, 1992, relating to the addition of the Investor C Shares to the Money Market Funds of the Company, is incorporated by reference to Post-Effective Amendment No. 20, filed March 26, 1993.

   (9)(e) Shareholder Services Plan relating to the Primary B Shares, is incorporated by reference to Post-Effective Amendment No. 13, filed April 30, 1992.

   (9)(f) Form of Shareholder Servicing Agreement, relating to the Primary B Shares, is incorporated by reference to Post-Effective Amendment No. 19 to its Registration Statement, filed May 27, 1993.

   (9)(g) Shareholder Servicing Plan for Investor A Shares incorporated by reference to Post-Effective Amendment No. 21, filed March 29, 1994.

   (9)(h) Forms of Shareholder Servicing Agreement for Investor A Shares are incorporated by reference to Post-Effective Amendment No. 21, filed March 29, 1994.

   (9)(i) Amended and Restated Shareholder Servicing Plan for Investor B Shares of the Money Market Funds and Investor C Shares (formerly Investor B Shares) of the Non-Money Market Funds is incorporated by reference to Post-Effective Amendment No. 21, filed March 29, 1994.

   (9)(j) Forms of Shareholder Servicing Agreement for Investor B Shares of the Money Market Funds and Investor C Shares (formerly Investor B Shares) of the Non-Money Market Funds are incorporated by reference to Post-Effective Amendment No. 21, filed March 29, 1994.

   (9)(k) Shareholder Servicing Plan for Investor C Shares of the Money Market Funds and Investor N Shares (formerly Investor C Shares) of the Non-Money Market Funds is incorporated by reference to Post-Effective Amendment No. 21, filed March 29, 1994.

   (9)(l) Forms of Shareholder Servicing Agreement for Investor C Shares of the Money Market Funds and Investor N Shares (formerly Investor C Shares) of the Non-Money Market Funds are incorporated by reference to Post-Effective Amendment No. 21, filed March 29, 1994.

   (9)(m) Shareholder Administration Agreement for Primary B Shares is incorporated by reference to Post-Effective Amendment No. 28, filed January 29, 1996.

   (9)(n) Cross-Indemnification dated June 27, 1995 between the Company, Nations Fund Trust and Nations Fund Portfolios, Inc. is incorporated by reference to Post-Effective Amendment No. 26, filed June 30, 1995.

   (10)     Opinion and Consent of Counsel is filed herewith.

   (11)(a) Consent of Independent Accountants -- PricewaterhouseCoopers LLP is filed herewith.

   (11)(b) Independent Auditors' Consent -- KPMG Peat Marwick LLP is filed herewith.

   (12)     None.

   (13)     None.

   (14)(a) Prototype Individual Retirement Account Plan, is incorporated by reference to Amendment No. 20, filed March 26, 1993.

   (15)(a) Amended and Restated Shareholder Servicing and Distribution Plan pursuant to Rule 12b-1, relating to Investor A Shares, is incorporated by reference to Post-Effective Amendment No. 21, filed March 29, 1994.

   (15)(b) Form of Sales Support Agreement, relating to Investor A Shares is incorporated by reference to Post-Effective Amendment No. 21, filed March 29, 1994.

   (15)(c) Amended and Restated Distribution Plan, relating to Investor B Shares of the Money Market Funds and Investor C Shares (formerly Investor B Shares) of the Non-Money Market Funds is incorporated by reference to Post-Effective Amendment No. 21, filed March 29, 1994.

   (15)(d) Form of Sales Support Agreement relating to Investor B Shares of the Money Market Funds and Investor C Shares (formerly Investor B Shares) of the Non-Money Market Funds is incorporated by reference to Post-Effective Amendment No. 21, filed March 29, 1994.

   (15)(e) Distribution Plan relating to the non-money market funds' Investor N Shares (formerly Investor C Shares) is incorporated by reference to Post-Effective Amendment No. 21, filed March 29, 1994.

   (15)(f) Form of Sales Support Agreement, relating to non-money market funds' Investor N Shares (formerly Investor C Shares) is incorporated by reference to Post-Effective Amendment No. 21, filed March 29, 1994.

   (15)(g) Shareholder Administration Plan for Primary B Shares is incorporated by reference to Post-Effective Amendment No. 28, filed January 29, 1996.

   (16)(a) Schedules for Computation of Primary A Shares is incorporated by reference to Post-Effective Amendment No. 21, filed March 29, 1994.

   (16)(b) Schedules for Computation of Primary B Shares, shall be filed by amendment.

   (16)(c) Schedules for Computation of Investor A Shares is incorporated by reference to Post-Effective Amendment No. 21, filed March 29, 1994.

   (16)(d) Schedules for Computation of Investor C Shares (formerly Investor B Shares) is incorporated by reference to Post-Effective Amendment No. 21, filed March 29, 1994.

   (16)(e) Schedules for Computation of Investor N Shares (formerly Investor C Shares) is incorporated by reference to Post-Effective Amendment No. 21, filed March 29, 1994.

   (17)     N/A

   (18) Revised Form of Plan entered into by Registrant pursuant to Rule 18f-3 under the Investment Company Act of 1940 (the "1940 Act") is incorporated by reference to Post-Effective Amended No. 31, filed July 25, 1996.
Item 25. Persons Controlled By or Under Common Control With Registrant

         Registrant is controlled by its Board of Directors.

Item 26. Number of Holders of Securities

         The following information is as of July 1, 1998.

Title of Class                                        Number of Record Holders
--------------                                        ------------------------
Nations Prime Fund
                                      - Primary A Shares           31
                                      - Primary B Shares            1
                                      - Investor A Shares     142,629
                                      - Investor B Shares       2,076
                                      - Investor C Shares       1,732
                                      - Daily Shares              745

Nations Treasury Fund
                                      - Primary A Shares            7
                                      - Primary B Shares            1
                                      - Investor A Shares       2,555
                                      - Investor B Shares         441
                                      - Investor C Shares          58
                                      - Daily Shares               70

Nations Equity Income Fund
                                      - Primary A Shares           22
                                      - Primary B Shares            1
                                      - Investor A Shares       2,856
                                      - Investor B Shares       7,136
                                      - Investor C Shares         388

Nations Government Securities Fund
                                      - Primary A Shares          434
                                      - Primary B Shares            1
                                      - Investor A Shares         950
                                      - Investor B Shares       1,538
                                      - Investor C Shares          65

Nations International Equity Fund
                                      - Primary A Shares           30
                                      - Primary B Shares            1
                                      - Investor A Shares       1,047
                                      - Investor B Shares       4,157
                                      - Investor C Shares          88

Nations International Growth Fund
                                      - Primary A Shares           18
                                      - Primary B Shares            1
                                      - Investor A Shares         898
                                      - Investor B Shares          53
                                      - Investor C Shares          30

Nations Small Company Growth Fund
                                      - Primary A Shares        2,296
                                      - Primary B Shares            1
                                      - Investor A Shares       1,361
                                      - Investor B Shares         465
                                      - Investor C Shares         123

Nations U.S. Government Bond Fund
                                      - Primary A Shares            8
                                      - Primary B Shares            1
                                      - Investor A Shares          63
                                      - Investor B Shares           8
                                      - Investor C Shares          22

Nations International Value Fund
                                      - Primary A Shares        2,142
                                      - Investor A Shares          57
                                      - Investor B Shares          24
                                      - Investor C Shares           4

Item 27. Indemnification

      Under the terms of the Maryland Corporation Law and the Registrant's Charter and By-Laws, incorporated by reference as Exhibits (1) and 2(a) hereto, provides for the indemnification of Registrant's directors and employees. Indemnification of Registrant's principal underwriter, custodian, and transfer agent is provided for, respectively, in the
      Registrant's:

      1. Administration Agreement with Stephens Inc.;

      2. Co-Administration Agreement with First Data Investors Services Group, Inc.;

      3. Distribution Agreement with Stephens;

      4. Mutual Fund Custody and Sub-Custody Agreement with NationsBank Texas and The Bank of New York;

      5. Custody Agreement with Bank of New York;

      6. Transfer Agency Agreement with NationsBank Texas; and

      7. Transfer Agency and Registrar Agreement with First Data Investors Services Group, Inc.

      The Registrant has entered into a Cross Indemnification Agreement with Nations Fund Trust (the "Trust") and Nations Portfolios, Inc. ("Portfolios") dated June 27, 1995. The Trust and/or the Portfolios will indemnify and hold harmless the Company against any losses, claims, damages or liabilities, to which the Company may become subject, under the Securities Act of 1933 (the "Act") and the 1940 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Prospectuses, any Preliminary Prospectuses, the Registration Statements, any other Prospectuses relating to the securities, or any amendments or supplements to the foregoing (hereinafter referred to collectively as the "Offering Documents"), or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Documents in reliance upon and in conformity with written information furnished to the Company by the Trust and/or Portfolios expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim; provided, however, that the Trust and/or Portfolios shall not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Documents in reliance upon and in conformity with written information furnished to the Trust and/or Portfolios by the Company expressly for use in the Offering Documents.

      Promptly after receipt by an indemnified party above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

      Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its directors, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his/her willful misfeasance, bad faith, gross negligence in the performance of his/her duties, or by reason of his/her reckless disregard of the duties involved in the conduct of his/her office or arising under his agreement with Registrant. Registrant will comply with Rule 484 under the Act and Release No. 11330 under the 1940 Act, in connection with any indemnification.

      Insofar as indemnification for liability arising under the Act may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Advisers

      To the knowledge of the Registrant, none of the directors or officers of NBAI, TradeStreet or Gartmore except those set forth below, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, the company that owns all the outstanding stock (other than directors' qualifying shares) of NBAI, TradeStreet or Gartmore or other subsidiaries of NationsBank Corporation. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of Gartmore who are engaged in any other business, profession, vocation or employment of a substantial nature.

      (a) Gartmore performs investment sub-advisory services for Registrant and certain other customers. Listed below are the names and principal occupation of the directors and principal executive officers of Gartmore. The address for the individuals listed below is Gartmore, Gartmore House, 16-18 Monument Street, London EC3R 8AJ, England and NationsBank, N.A., One NationsBank Plaza, Charlotte, North Carolina 28255.


                        Position with
Name                    Gartmore Capital           Principal Occupation
-------------------     -----------------------    ----------------------------
Charles G. Smith IV     Chief Executive Officer    Chief Executive Officer,
                                                   Gartmore

Simon H. Davies         Chief Investment Officer   Chief Investment Officer,
                                                   Gartmore; Director of
                                                   International Investments,
                                                   Gartmore Investment Limited

John W. Munce           Committee Member           Executive Vice President,
                                                   NationsBank, N.A.

Mark H. Williamson      Committee Member           Senior Vice President,
                                                   NationsBank, N.A.

Paul Myners             Committee Member           Executive Chairman, Gartmore
                                                   plc

Andrew J. Brown         Committee Member           Finance Director and
                                                   Chairman, Gartmore Fund
                                                   Managers International
                                                   Limited, Gartmore Money
                                                   Management Limited, Gartmore
                                                   Administration Services
                                                   Limited

David W. Watts          Committee Member           Chief Investment Officer,
                                                   Gartmore plc

    No officer or director of Nations Fund, Inc. is an officer, employee, director, general partner or shareholder of Gartmore or any affiliate thereof.

      (b) NBAI performs investment advisory services for the Registrant and certain other customers. NBAI is a wholly owned subsidiary of NationsBank, N.A., which in turn is a wholly owned banking subsidiary of NationsBank Corporation. Information with respect to each director and officer of the investment adviser is incorporated by reference to Form ADV filed by NBAI with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file no. 801-49874).

      (c) TradeStreet performs investment sub-advisory services for the Registrant and certain other customers. TradeStreet is a wholly owned subsidiary of NationsBank, N.A., which in turn is a wholly owned banking subsidiary of NationsBank Corporation. Information with respect to each director and officer of the sub-investment adviser is incorporated by reference to Forms filed by TradeStreet with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file no. 801-50372).

      (d) Boatmen's performs investment sub-advisory services for the Registrant (and certain other customers). Boatmen's is a wholly owned subsidiary of NationsBank, N.A., which in turn is a wholly owned banking subsidiary of NationsBank Corporation. Information with respect to each director and officer of the sub-investment adviser is incorporated by reference to Forms filed by Boatmen's with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file no. 801-54630).

      (d) Brandes performs investment sub-advisory services for the Registrant (and certain other customers). Information with respect to each director and officer of the sub-investment adviser is incorporated by reference to Forms filed by Brandes with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file no. 801-24896).


Item 29. Principal Underwriters

(a) Stephens Inc., distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for the Nations Fund Trust, Nations Annuity Trust, Nations Fund Portfolios, Inc., Nations Institutional Reserves, Nations LifeGoal Funds, Inc., Overland Express Funds, Inc., Stagecoach Inc., Stagecoach Funds, Inc. and Stagecoach Trust and is the exclusive placement agent for Master Investment Trust, Managed Series Investment Trust, Life & Annuity Trust and Master Investment Portfolio, all of which are registered open-end management investment companies, and has acted as principal underwriter for the Liberty Term Trust, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Managed Balanced Target Maturity Fund, Inc., closed-end management investment companies.

(b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV filed by Stephens Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file #501-15510).

(c) Not applicable.

Item 30. Location of Accounts and Records

(1) NationsBank, 901 Main Street Dallas, Texas 75202 (records relating to its function as custodian for Nations Prime, Nations Treasury, Nations Government Securities and Nations Equity Income Funds, and records relating to its function as transfer agent for the Primary A and B Shares).

(2) NBAI, One NationsBank Plaza, Charlotte, North Carolina 28255 (records relating to its function as investment adviser).

(3) TradeStreet, One NationsBank Plaza, Charlotte, North Carolina 28255 (records relating to its function as sub-adviser).

(4) Gartmore, Gartmore House, 16-18 Monument Street, London EC3R 8AJ, England (records relating to its functions as sub-adviser for Nations International Equity Fund).

(5) Brandes, 12750 High Bluff Drive, San Diego, California 92130 (records relating to its function as sub-adviser to Nations International Value
      Fund).

(6) Boatmen's, 100 North Broadway, St. Louis, Missouri 63102 (records relating to its function as sub-adviser to Nations U.S. Government Bond
      Fund).

(7) Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201 (records relating to its functions as distributor).

(8) Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201 (records relating to its functions as Administrator).

(9) First Data Investors Services Group, Inc., One Exchange Place, Boston, Massachusetts 02109 (records relating to its functions as Co-Administrator and Transfer Agent.

(10) NationsBank, 1401 Elm Street, Dallas, Texas 75202 (records relating to its function as Sub-Transfer Agent for the Primary A and B Shares and custodian).

(11) The Bank of New York, Avenue des Arts, 35 1040 Brussels, Belgium (records relating to its function as custodian of Nations International Equity
      Fund).

(12) The Bank of New York, 90 Washington Street, New York, New York 10286 (records relating to its function as sub-custodian)

  Item 31. Inapplicable.


Item 32. Undertakings

(a) Registrant undertakes to call a meeting for the purpose of voting upon the question or removal of a director or directors when requested in writing to do so by the holders of at least 10% of a Fund's outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of Section 16(c) of the 1940 Act, relating to shareholder communications.

(b) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's most recent annual report to shareholders upon request and without charge.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Little Rock, State of Arkansas on the 29st day of July, 1998.

                               NATIONS FUND, INC.


                                    By:        *
                                        ----------------------------
                                           A. Max Walker
                                           President and Chairman
                                           of the Board of Directors

                                    By:  /s/  Richard H. Blank, Jr.
                                              Richard H. Blank, Jr.
                                        *     Attorney-in-Fact

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

     SIGNATURES                      TITLE                     DATE

          *                    President and Chairman     July 29, 1998
---------------------       of the Board of Directors
(A. Max Walker)           (Principal Executive Officer)

          *                       Treasurer               July 29, 1998
---------------------           Vice President
(Richard H. Rose)          (Principal Financial and
                              Accounting Officer)

          *                       Director                July 29, 1998
---------------------
(Edmund L. Benson, III)

          *                       Director                July 29, 1998
---------------------
(James Ermer)

          *                       Director                July 29, 1998
---------------------
(William H. Grigg)

          *                       Director                July 29, 1998
---------------------
(Thomas F. Keller)

          *                       Director                July 29, 1998
---------------------
(Carl E. Mundy, Jr.)

          *                       Director                July 29, 1998
---------------------
(Charles B. Walker)

          *                       Director                July 29, 1998
---------------------
(Thomas S. Word)

          *
---------------------
(James P. Sommers)                 Director                July 29, 1998

 /s/  Richard H. Blank, Jr.
      Richard H. Blank, Jr.
      *Attorney-in-Fact

                                 EXHIBIT INDEX
EXHIBIT
NUMBER        DESCRIPTION

EX-27.011     Financial Data Schedules - Nations Treasury Fund - Primary A

EX-27.012     Financial Data Schedules - Nations Treasury Fund - Primary B

EX-27.013     Financial Data Schedules - Nations Treasury Fund - Investor A

EX-27.014     Financial Data Schedules - Nations Treasury Fund - Investor B

EX-27.015     Financial Data Schedules - Nations Treasury Fund - Investor C

EX-27.016     Financial Data Schedules - Nations Treasury Fund - Daily Shares

EX-27.021     Financial Data Schedules - Nations Prime Fund - Primary A

EX-27.022     Financial Data Schedules - Nations Prime Fund - Primary B

EX-27.023     Financial Data Schedules - Nations Prime Fund - Investor A

EX-27.024     Financial Data Schedules - Nations Prime Fund - Investor B

EX-27.025     Financial Data Schedules - Nations Prime Fund - Investor C

EX-27.026     Financial Data Schedules - Nations Prime Fund - Daily

EX-27.031     Financial Data Schedules - Nations International Equity Fund -
              Primary A

EX-27.032     Financial Data Schedules - Nations International Equity Fund -
              Primary B

EX-27.033     Financial Data Schedules - Nations International Equity Fund -
              Investor A

EX-27.034     Financial Data Schedules - Nations International Equity Fund -
              Investor C

EX-27.035     Financial Data Schedules - Nations International Equity Fund -
              Investor B

EX-27.041     Financial Data Schedules - Nations Government Securities Fund -
              Primary A

EX-27.042     Financial Data Schedules - Nations Government Securities Fund -
              Primary B

EX-27.043     Financial Data Schedules - Nations Government Securities Fund -
              Investor A

EX-27.044     Financial Data Schedules - Nations Government Securities Fund -
              Investor C

EX-27.045     Financial Data Schedules - Nations Government Securities Fund -
              Investor B

EX-27.051     Financial Data Schedules - Nations Equity Income Fund - Primary A

EX-27.052     Financial Data Schedules - Nations Equity Income Fund - Primary B

EX-27.053     Financial Data Schedules - Nations Equity Income Fund - Investor A

EX-27.054     Financial Data Schedules - Nations Equity Income Fund - Investor C

EX-27.055     Financial Data Schedules - Nations Equity Income Fund - Investor B

EX-27.061     Financial Data Schedules - Nations Small Company Growth Fund -
              Primary A

EX-27.062     Financial Data Schedules - Nations Small Company Growth Fund -
              Investor A

EX-27.063     Financial Data Schedules - Nations Small Company Growth Fund -
              Investor B

EX-27.071     Financial Data Schedules - Nations U.S. Government Bond Fund -
              Primary A

EX-27.072     Financial Data Schedules - Nations U.S. Government Bond Fund -
              Investor A

EX-27.073     Financial Data Schedules - Nations U.S. Government Bond Fund -
              Investor B

EX-27.081     Financial Data Schedules - Nations International Growth Fund -
              Primary A

EX-27.082     Financial Data Schedules - Nations International Growth Fund -
              Investor A

EX-27.083     Financial Data Schedules - Nations International Growth Fund -
              Investor B

EX-27.091     Financial Data Schedules - Nations International Value - Primary A

EX-27.092     Financial Data Schedules - Nations International Value -
              Investor A

EX-99.B10     COUNS OPIN

EX-99.B11a    OTH CONSNT

EX-99.B11b    OTH CONSNT